                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                GB HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
(3)  Filing party:
--------------------------------------------------------------------------------
(4)  Date filed:

--------------------------------------------------------------------------------

----------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
                        2,750,000 SHARES OF COMMON STOCK
              WARRANTS TO PURCHASE 2,750,000 SHARES OF COMMON STOCK

To the Stockholders of GB Holdings, Inc.:


GB Holdings, Inc. has called a special meeting of its stockholders on June 30, 2004, at 11:00 a.m., local time at the offices of Katten Muchin Zavis Rosenman at 575 Madison Avenue, 11th Floor, New York, NY 10022, to seek your approval of a proposed transaction, resulting in the transfer of substantially all of the assets of GB Holdings and its subsidiaries to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation and a newly formed indirect wholly-owned subsidiary of GB Holdings. Upon consummation of the proposed transaction (i) up to an aggregate of 72.5% (on a fully diluted basis) of the issued and outstanding common stock of Atlantic Holdings (a wholly-owned subsidiary which will own substantially all of the assets of GB Holdings and its subsidiaries) will be beneficially owned by holders of 3% Notes due 2008 issued by Atlantic Holdings and (ii) each stockholder of GB Holdings will receive, as a distribution, either (a) 0.275 shares of common stock of Atlantic or (b) warrants to purchase 0.275 shares of common stock of Atlantic, for each share of common stock of GB Holdings owned.



This proxy statement/prospectus explains the proposed transaction and the procedures for voting and these materials should be read carefully. The Board of Directors of GB Holdings is soliciting proxies for the special meeting and GB Holdings will bear the costs associated with the solicitation. GB Holdings may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

The address of both Atlantic Coast Entertainment Holdings, Inc. and GB Holdings, Inc. is c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, (609) 441-4000.


The common stock of GB Holdings is traded on the American Stock Exchange under the ticker symbol GBH. On May 26, 2004, the last reported sale price of the common stock was $2.22 per share. As soon as reasonably practicable following consummation of the proposed transaction, the Board of Directors of GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. The common stock of Atlantic Holdings is not listed for trading on any exchange and following consummation of the proposed transaction neither GB Holdings nor Atlantic Holdings believe that there will be a trading market for the common stock or warrants of Atlantic Holdings and accordingly stockholders of GB Holdings will not know the market value of the stock or warrants they are receiving in the transaction.


The Board of Directors of GB Holdings may, under certain circumstances terminate the proposed transaction at any time prior to consummation.

Affiliates of Carl C. Icahn own approximately 77% of the outstanding common stock of GB Holdings and have indicated their intent to vote in favor of the proposed transaction. Because of their significant ownership of the outstanding common stock of GB Holdings, as long as they vote in favor of the proposed transaction, the proposed transaction will be approved.

See "Risk Factors" beginning on page 28 for a discussion of issues that you should consider with respect to the transaction.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the transaction and other transactions described in this proxy statement/prospectus or the common stock of Atlantic Holdings, the warrants of Atlantic Holdings, or the common stock of Atlantic Holdings underlying such warrants to be issued in connection with the transaction, passed upon the merits or fairness of this transaction, passed upon the adequacy or accuracy of this proxy statement/prospectus, or determined if this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


The New Jersey Casino Control Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated June 1, 2004, and is first being mailed to stockholders on or about June 4, 2004.

The Solicitation Agent for the exchange offer and consent solicitation and this proxy statement/prospectus is: Innisfree M&A Incorporated

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                            TO BE HELD JUNE 30, 2004


To the Stockholders of GB Holdings, Inc.:



GB Holdings Inc. will hold a special meeting of its stockholders on June 30, 2004, at 11:00 AM, local time, at the offices of Katten Muchin Zavis Rosenman at 575 Madison Avenue, 11th Floor, New York, NY 10022, to consider and vote on the following proposal:




        1) A proposed transaction, the effect of which will be the transfer of substantially all of the assets of GB Holdings and its subsidiaries to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of GB Holdings' wholly-owned subsidiary Greate Bay Hotel and Casino, Inc., a New Jersey corporation. Upon consummation of the proposed transaction, up to an aggregate of 72.5% (on a fully diluted basis) of the issued and outstanding common stock of Atlantic Holdings may be beneficially owned by holders of debt securities issued by Atlantic Holdings, thereby resulting in such noteholders beneficially owning up to 72.5% of Atlantic Holdings that through its wholly-owned subsidiary will own substantially all of the assets owned by GB Holdings and its subsidiaries. The proposed transaction will include the following events:


                       (a) Following the receipt of the necessary approval from the holders of a majority of the $110 million aggregate principal amount outstanding of 11% Notes due 2005 (which we refer to as the "Existing Notes") issued by GB Property Funding Corp., a Delaware corporation and a wholly-owned subsidiary of GB Holdings and their exchange of the Existing Notes for 3% Notes due 2008 (which we refer to as the "New Notes"), issued by Atlantic Holdings, guaranteed by ACE Gaming, LLC, a New Jersey limited liability company and a wholly-owned subsidiary of Atlantic Holdings, and secured by the assets of Atlantic Holdings and ACE Gaming:

                              (i)     GB Holdings will transfer all of its
                                      assets (other than the stock of GB
                                      Property and Greate Bay Hotel) and
                                      liabilities (other than its obligations
                                      under the Existing Notes) to Greate Bay
                                      Hotel;

                              (ii) Greate Bay Hotel will transfer all of the assets and liabilities which it received from GB Holdings and substantially all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes that are tendered for exchange and cancel such Notes) in exchange for either:

                                      (A)    27.5% of the outstanding common
                                             stock of Atlantic Holdings (on a
                                             fully diluted basis) (if 100% of
                                             the Existing Notes are exchanged
                                             for New Notes); or


                                      (B)    (1) warrants to purchase 27.5% of
                                             the outstanding common stock of
                                             Atlantic Holdings (on a fully
                                             diluted basis) at a purchase price
                                             of $.01 per share (if less than
                                             100% of the Existing Notes are
                                             exchanged for New Notes) and (2)
                                             Atlantic Holdings will transfer to
                                             Greate Bay Hotel additional common
                                             stock of Atlantic Holdings so that
                                             Greate Bay Hotel has a pro rata
                                             share of 72.5% of the common stock
                                             of Atlantic Holdings which is equal
                                             to the percentage of the principal
                                             amount of the Existing Notes that
                                             are not exchanged; and

                              (iii) Atlantic Holdings will transfer to ACE Gaming (A) the cash it received, except for the cash that Atlantic Holdings will pay to the holders of the Existing Notes that exchange for New Notes and (B) all of the assets and liabilities it received from Greate Bay Hotel;


                       (b) Atlantic Holdings will offer the holders of the outstanding Existing Notes the opportunity to exchange their Existing Notes for (i) $100 in cash for every $1,000 in principal amount of the Existing Notes exchanged; (ii) on a dollar for dollar basis, the New Notes which, at the election of the holders of a majority of the aggregate principal amount of New Notes outstanding, will be payable in the form of 72.5% of the issued and outstanding shares of common stock of Atlantic Holdings (on a fully diluted basis, assuming 100% of the $110 million Existing Notes are exchanged for the New Notes), or 65.909 shares of common stock of Atlantic Holdings for each $1,000 of principal amount of the New Notes, as full consideration for the principal and accrued interest owed thereunder; and (iii) a cash payment of accrued, but unpaid interest on the Existing Notes;



                       (c) Through a series of mergers, GB Property, Greate Bay Hotel, and GB Holdings will merge and GB Holdings will be the surviving entity and:

                              (i) The Existing Notes tendered for exchange for the New Notes will be cancelled;

                              (ii) GB Holdings will be the obligor of the Existing Notes (which will no longer be secured by liens on the collateral);



                              (iii) GB Holdings will own the shares of common stock of Atlantic Holdings or warrants to purchase common stock of Atlantic Holdings;


                              (iv) Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings (immediately prior to the completion of the transaction);


                       (d) GB Holdings will distribute, to you as its stockholders, pro rata, either:


                              (i) 0.275 shares of common stock of Atlantic Holdings for each share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding common stock of Atlantic Holdings (on a fully diluted basis, if 100% of the Existing Notes are exchanged for New Notes); or


                              (ii)    warrants to purchase 0.275 shares of
                                      common stock of Atlantic Holdings, at a
                                      purchase price of $.01 per share, for each share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own, upon exercise of the warrants, an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding common stock of Atlantic Holdings (on a fully diluted basis, if less than 100% of the Existing Notes are exchanged for New Notes); and



                       (e) As soon as reasonably practicable following the consummation of the transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. Also, if 100% of the Existing Notes are exchanged, the Board of Directors of GB Holdings will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets, and distribute any remaining assets to its stockholders.

        2)     To vote to adjourn the meeting to solicit additional proxies.

        3) To act on any other matters that may properly be brought before the special meeting or any adjournment of the special meeting.


               Only record holders of shares of common stock at the close of business on June 1, 2004, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. As of May 6, 2004 there were 10 stockholders of record, and GB Holdings believes this number will not change prior to the mailing of this proxy statement/prospectus. On such date, there were 10 million shares of common stock outstanding. A complete list of the stockholders of record of GB Holdings entitled to vote at the special meeting will be available 10 days before the special meeting at GB Holdings' executive offices for inspection by GB Holdings' stockholders during ordinary business hours for proper purposes.

               The Board of Directors of GB Holdings is soliciting proxies for the special meeting. GB Holdings will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement/prospectus, and other materials which may be sent to GB Holdings' stockholders in connection with this solicitation. GB Holdings may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals. Innisfree M&A Incorporated has been retained as Information Agent in connection with the solicitation of proxies.

               Your vote is very important. Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the special meeting. To do so, you may complete and return the enclosed proxy card. If you are a stockholder of record of common stock of GB Holdings, you also may cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct it on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the transaction. You may revoke your proxy in the manner described in the accompanying proxy statement/prospectus at any time if it has been voted at the special meeting. If you attend the special meeting, you may vote in person even if you returned a proxy.


               In the exercise of its business judgment and fiduciary duties pursuant to Delaware law, the Board of Directors of GB Holdings, based on the recommendation of the Special Committee of the Board of Directors of GB Holdings, has the ability, in its sole discretion, to terminate the transactions described herein at any time prior to consummation based on (i) (a) the availability of financing on terms more favorable to GB Holdings than the proposed transaction and (b) the availability of an alternative transaction that is more favorable to GB Holdings or (ii) a material adverse change in (a) the business, assets, liabilities or prospects of GB Holdings, or its subsidiaries;
(b) the gaming industry; (c) tourism in Atlantic City; or (d) general economic conditions.


               FOR MORE INFORMATION ABOUT THE TRANSACTION DESCRIBED ABOVE, PLEASE REVIEW THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, THE CERTIFICATE OF INCORPORATION OF ATLANTIC HOLDINGS, ATTACHED HERETO AS ANNEX A, THE BY-LAWS OF ATLANTIC HOLDINGS, ATTACHED HERETO AS ANNEX B, THE FORM OF CONTRIBUTION AGREEMENT ATTACHED HERETO AS ANNEX C, THE FORM OF WARRANT AGREEMENT, ATTACHED HERETO AS ANNEX D, THE AMENDED AND RESTATED INDENTURE, ATTACHED HERETO AS ANNEX E, THE FORM OF AMENDMENT TO THE AMENDED AND RESTATED INDENTURE AND THE FORM OF SECOND AMENDED AND RESTATED INDENTURE, ATTACHED HERETO AS ANNEX F, THE FORM OF INDENTURE, ATTACHED HERETO AS ANNEX G, THE FAIRNESS OPINION ISSUED BY LIBRA SECURITIES, LLC, ATTACHED HERETO AS ANNEX H, THE NAMES AND POSITIONS OF EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES OF THE AFFILIATES, ATTACHED HERETO AS ANNEX I AND PROJECTIONS FOR GB HOLDINGS, INC. AND ITS SUBSIDIARIES FOR JULY - DECEMBER 2003 DELIVERED TO LIBRA SECURITIES LLC ATTACHED HERETO AS ANNEX J.



               THE GB HOLDINGS BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF GB HOLDINGS AND GREATE BAY HOTEL AND THE TRANSACTION DESCRIBED ABOVE AND IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

                         By Order of the Board of Directors of GB Holdings, Inc.



                         Interim President


                         /s/ George Toth


June 1, 2004

GB HOLDINGS, INC.
C/O SANDS HOTEL & CASINO
INDIANA AVENUE & BRIGHTON PARK
ATLANTIC CITY, NEW JERSEY 08401

                                TABLE OF CONTENTS


                                                                                                                               PAGE
                                                                                                                             -------
QUESTIONS AND ANSWERS ABOUT THE TRANSACTION..................................................................................    1
SUMMARY......................................................................................................................    7
   BACKGROUND OF ATLANTIC HOLDINGS...........................................................................................    7
   BACKGROUND OF GREATE BAY HOTEL............................................................................................    7
   BACKGROUND OF GB HOLDINGS.................................................................................................    7
   BACKGROUND OF THE TRANSACTION.............................................................................................    8
   DIFFERENCES IN RIGHTS OF HOLDERS OF COMMON STOCK OF GB HOLDINGS, ATLANTIC HOLDINGS COMMON STOCK, AND WARRANTS.............   11
   REASONS FOR THE TRANSACTION...............................................................................................   11
   DESCRIPTION OF THE TRANSACTION............................................................................................   14
   INTERESTS OF DIRECTORS AND MANAGEMENT IN THE TRANSACTION..................................................................   15
   CONDITIONS TO THE COMPLETION OF THE TRANSACTION...........................................................................   17
   SPECIAL FACTORS...........................................................................................................   17
   RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM..............................................................................   17
   VOTE REQUIRED.............................................................................................................   17
   GB HOLDINGS GRANT OF AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING.................................................   18
   VOTING BY GB HOLDINGS DIRECTORS AND EXECUTIVE OFFICERS....................................................................   18
   USE OF PROCEEDS...........................................................................................................   18
   REGULATORY MATTERS........................................................................................................   18
   APPRAISAL RIGHTS..........................................................................................................   18
   RESALE OF ATLANTIC HOLDINGS COMMON STOCK AND WARRANTS.....................................................................   18
   SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION...............................................   18
ANTICIPATED ACCOUNTING TREATMENT.............................................................................................   21
COMPARATIVE MARKET PRICE INFORMATION.........................................................................................   22
SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA................................................................   23
SELECTED PRO FORMA FINANCIAL DATA GB HOLDINGS AND ATLANTIC HOLDINGS GIVING EFFECT TO THE TRANSACTION.........................   25
CAPITALIZATION...............................................................................................................   30
   ATLANTIC HOLDINGS.........................................................................................................   30
   GB HOLDINGS...............................................................................................................   31
RISK FACTORS.................................................................................................................   32
 RISK FACTORS RELATED TO THE TRANSACTION.....................................................................................   32
 RISK FACTORS RELATED TO THE BUSINESS OF ATLANTIC HOLDINGS...................................................................   39
 RISK FACTORS RELATED TO THE GAMING INDUSTRY.................................................................................   43
FORWARD-LOOKING STATEMENTS...................................................................................................   45
SPECIAL FACTORS..............................................................................................................   46
   BACKGROUND OF THE TRANSACTION.............................................................................................   46
   REASONS FOR THE TRANSACTION...............................................................................................   51
   POTENTIAL BENEFITS ASSOCIATED WITH THE TRANSACTION........................................................................   52

   POTENTIAL DETRIMENTS ASSOCIATED WITH THE TRANSACTION......................................................................   54
   RECOMMENDATION OF THE SPECIAL COMMITTEE...................................................................................   54
   RECOMMENDATION OF THE BOARD OF DIRECTORS OF GB HOLDINGS, GREATE BAY HOTEL, GB PROPERTY, AND ATLANTIC HOLDINGS.............   57
   RECOMMENDATION OF THE MANAGER OF ACE GAMING ..............................................................................   58
   POSITION OF ENTITIES CONTROLLED BY CARL C. ICAHN AS TO THE FAIRNESS OF THE TRANSACTION....................................   58
   OPINION OF LIBRA SECURITIES...............................................................................................   59
   ADDITIONAL REPORT OF LIBRA SECURITIES.....................................................................................   64
   INTERESTS OF THE DIRECTORS AND MANAGEMENT OF GB HOLDINGS IN THE TRANSACTION...............................................   68
   POSSIBLE CONFLICTS OF INTERESTS...........................................................................................   69
THE TRANSACTION..............................................................................................................   70
   CONDITIONS TO THE COMPLETION OF THE TRANSACTION...........................................................................   70
   MANNER OF EFFECTING THE ASSET TRANSFER AND DISTRIBUTION OF SECURITIES.....................................................   71
   MANNER OF EFFECTING THE EXCHANGE OFFER....................................................................................   71
   TERMS OF THE CONSENT SOLICITATION AND EXCHANGE OFFER......................................................................   72
   TERMS OF THE NEW NOTES....................................................................................................   74
   RESULTS OF THE ASSET TRANSFER AND DISTRIBUTION OF SECURITIES..............................................................   76
   NO ISSUANCE OF FRACTIONAL SHARES OF ATLANTIC HOLDINGS COMMON STOCK........................................................   78
   U.S. FEDERAL TAX CONSEQUENCES OF THE ASSET TRANSFER AND DISTRIBUTIONS OF ATLANTIC HOLDINGS SECURITIES.....................   78
   LISTING AND TRADING OF THE SECURITIES.....................................................................................   81
THE SPECIAL MEETING..........................................................................................................   81
   RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM..............................................................................   81
   VOTE REQUIRED.............................................................................................................   82
   GB HOLDINGS GRANT OF AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING.................................................   82
   VOTING OF PROXIES.........................................................................................................   82
   REVOCABILITY OF PROXIES...................................................................................................   82
   CHANGING YOUR VOTE........................................................................................................   83
   SOLICITATION OF PROXIES...................................................................................................   83
   ATTENDING THE SPECIAL MEETING.............................................................................................   83
APPRAISAL RIGHTS.............................................................................................................   83
ACCOUNTING TREATMENT.........................................................................................................   83
DESCRIPTION OF SECURITIES....................................................................................................   83
   DESCRIPTION OF ATLANTIC HOLDINGS' CAPITAL STOCK...........................................................................   84
   AUTHORIZED CAPITAL STOCK..................................................................................................   84
   COMMON STOCK..............................................................................................................   84
   PREFERRED STOCK...........................................................................................................   85
   WARRANTS..................................................................................................................   85
COMPARISON OF RIGHTS AND MATERIAL DIFFERENCES OF GB HOLDINGS AND ATLANTIC HOLDINGS STOCKHOLDERS..............................   87
GOVERNMENT REGULATION........................................................................................................   94

   NEW JERSEY GAMING REGULATIONS.............................................................................................   94
   TREASURY REGULATIONS......................................................................................................   98
DESCRIPTION OF THE BUSINESS OF ATLANTIC HOLDINGS AND ITS SUBSIDIARIES........................................................   98
   GENERAL...................................................................................................................   98
DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES..............................................................   99
   GENERAL...................................................................................................................   99
   THE SANDS.................................................................................................................   99
   DESCRIPTION OF PROPERTIES.................................................................................................  106
LEGAL PROCEEDINGS............................................................................................................  107
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GB HOLDINGS AND ITS SUBSIDIARIES....  108
   GENERAL...................................................................................................................  108
   LIQUIDITY AND CAPITAL RESOURCES...........................................................................................  108
   RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004...........................................................  111
   RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003................................................................  115
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK...................................................................  121
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.........................................  121
MANAGEMENT OF GB HOLDINGS AND ATLANTIC HOLDINGS..............................................................................  122
   DIRECTORS AND EXECUTIVE OFFICERS..........................................................................................  122
EXECUTIVE COMPENSATION OF ATLANTIC HOLDINGS, GB HOLDINGS AND ITS SUBSIDIARIES................................................  125
   SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION............................................................................  125
   OPTION GRANTS IN LAST FISCAL YEAR.........................................................................................  126
   EMPLOYMENT CONTRACTS......................................................................................................  126
   EMPLOYEE RETIREMENT SAVINGS PLAN..........................................................................................  126
   COMPENSATION OF DIRECTORS.................................................................................................  126
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............................................................  127
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ATLANTIC HOLDINGS AND GB HOLDINGS..........................  127
   ATLANTIC HOLDINGS.........................................................................................................  127
   GB HOLDINGS...............................................................................................................  129
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................................................................  130
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES................................................................................  131
   GENERAL...................................................................................................................  131
   GB HOLDINGS...............................................................................................................  132
   U.S. SHAREHOLDERS.........................................................................................................  133
   EXERCISE OF THE WARRANTS TO ACQUIRE ATLANTIC HOLDINGS COMMON STOCK........................................................  135
   NON-U.S. SHAREHOLDERS.....................................................................................................  135
   TAXATION OF THE DISTRIBUTION OF ATLANTIC HOLDINGS SECURITIES AND A SALE,
      EXCHANGE OR REDEMPTION OF ATLANTIC HOLDINGS SECURITIES.................................................................  135
   BACKUP WITHHOLDING AND INFORMATION REPORTING..............................................................................  136
LEGAL MATTERS................................................................................................................  136
EXPERTS......................................................................................................................  136

STOCKHOLDER PROPOSALS........................................................................................................  137
WHERE YOU CAN FIND MORE INFORMATION..........................................................................................  137
INFORMATION REGARDING FORWARD-LOOKING STATEMENTS.............................................................................  138
INDEX TO FINANCIAL STATEMENTS................................................................................................  F
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................................................................  F-1
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS.....................................................................................  F-2
GB HOLDINGS, INC. AND SUBSIDIARIES CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2003 AND 2002...  F-3
INDEPENDENT AUDITOR'S REPORT................................................................................................. F-21
UNAUDITED CONSOIDATED FINANCIAL STATEMENT OF GB HOLDINGS, INC. AND SUBSIDIARY ............................................... F-23
GB HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...........................  P-1
ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.... P-15
PART II. INFORMATION NOT REQUIRED IN PROSPECTUS.............................................................................. II-1
Annex A         Certificate of Incorporation of Atlantic Coast Entertainment Holdings, Inc.
Annex B         By-Laws of Atlantic Coast Entertainment Holdings, Inc.
Annex C         Form of Contribution Agreement by and among GB Holdings, Inc., Greate Bay Hotel and Casino, Inc., Atlantic Coast
                Entertainment Holdings, Inc. and ACE Gaming LLC
Annex D         Form of Warrant Agreement
Annex E         The Amended and Restated Indenture, dated as of October 12, 2001, among GB Property Funding Corp. as issuer, GB
                Holdings, Inc. and Greate Bay Hotel and Casino, Inc., as guarantors, and Wells Fargo Bank Minnesota, National
                Association, as trustee
Annex F         Form of Amendment to the Amended and Restated Indenture among GB Property Funding Corp., as issuer, GB Holdings,
                Inc. and Greate Bay Hotel and Casino, Inc., as Shareholders, and Wells Fargo Bank, National Association, as trustee, and Form of Second Amended and Restated Indenture, among GB Holdings, Inc., as obligor, and Wells Fargo Bank
                National Association, as trustee, which is attached as Exhibit A thereto
Annex G         Form of Indenture among Atlantic Coast Entertainment Holdings, Inc., as issuer, ACE Gaming LLC, as guarantor, and
                Wells Fargo Bank, National Association, as trustee
Annex H         Opinion of Libra Securities, LLC
Annex I         Executive Officers, Directors and Significant Employees of the Affiliates
Annex J         Projections for GB Holdings, Inc. and its Subsidiaries for July-December 2003 delivered to Libra Securities, LLC

                   QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

               The following are some questions that you may have as a stockholder of GB Holdings, Inc. regarding the transaction which will result in the transfer and disposition of substantially all of the assets of GB Holdings and its wholly-owned subsidiaries, and the answers to those questions. GB Holdings urges you to read carefully the remainder of this proxy statement/prospectus and the related proxy card because the information in this section is not complete. Additional important information is contained in the remainder of this proxy statement/prospectus.

Q:      When and where is the special meeting of stockholders?



A: The special meeting of the stockholders of GB Holdings will take place on June 30, 2004, at 11:00 AM, local time, at the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, 11th Floor, New York,
        NY 10022.



Q:      What stockholder approvals are required to approve the Transaction?

A: The affirmative vote of a majority of the shares outstanding and entitled to vote as of the record date is required to approve the Transaction (as defined below).

        As of the record date, affiliates of Carl C. Icahn, the Chairman of the Board of GB Holdings' Board of Directors, own approximately 77% of the issued and outstanding shares of common stock of GB Holdings and have indicated that they intend to vote in favor of the Transaction (as defined below), although such holders have not entered into any agreements or other arrangements requiring such holders to vote in favor of the Transaction and such holders are free to decide not to vote in favor of the Transaction. If affiliates of Mr. Icahn do not vote in favor of the Transaction, the Transaction will not be approved; conversely, if they vote in favor of the Transaction, approval of the Transaction is assured.



        If GB Holdings is unable to obtain the approval of a majority of its stockholders, Atlantic Holdings will be forced to terminate the exchange offer and GB Holdings will have to pursue other alternatives, including attempting to refinance the Existing Notes in the capital markets, or seeking additional financing or other methods of restructuring the Existing Notes. If GB Holdings is unable to refinance the Existing Notes on favorable terms, or at all, or accumulate enough cash to pay the principal amount and accrued interest of the Existing Notes when the Existing Notes are due, GB Holdings may file for, or be forced to resort to, bankruptcy protection. See "RISK FACTORS -- RISK FACTORS RELATED TO THE TRANSACTION -- If the Transaction is not approved by the stockholders of GB Holdings or not completed, GB Property and the guarantors of the Existing Notes, which include GB Holdings and Greate Bay Hotel, may be unable to pay the principal due on the Existing Notes at maturity" as set forth on page 32.



Q:      Why is GB Holdings proposing to enter into the Transaction?

A: The proposed transaction is comprised of a series of events (which we refer to collectively as the "Transaction") initiated by GB Holdings to enable it to refinance its 11% Notes due 2005 (which we refer to as the "Existing Notes") in the aggregate principal amount of $110 million, issued by GB Property Funding Corp., a Delaware corporation and a wholly-owned subsidiary of GB Holdings, which are due and payable, together with accrued, but unpaid interest, on September 29, 2005, on terms more favorable than GB Holdings believes is available to it in the capital markets. If GB Holdings is unable to refinance the Existing Notes on favorable terms, or at all, or accumulate enough cash to pay the Existing Notes when the Existing Notes become due in 2005, GB Property and the guarantors of the Existing Notes will be in default under the Amended and Restated Indenture (which we refer to as the "Existing Indenture"), dated as of October 12, 2001, governing the Existing Notes. In addition, if GB Holdings does not consummate the Transaction, Greate Bay Hotel may be unable to obtain renewal of its casino license when renewal is required in 2004 due to the outstanding debt of GB Holdings.


Q.      What will happen if the Transaction is approved and what will I receive?



A. If the Transaction is approved, Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of GB Holdings, will, through its wholly-owned subsidiary ACE Gaming, LLC, a New Jersey limited liability company, own substantially all of the assets of GB Holdings and Greate Bay Hotel and Casino, Inc., a New Jersey corporation and a wholly-owned subsidiary of GB Holdings. Following consummation of the Transaction, the stockholders of GB Holdings will receive either (i) an aggregate of 27.5% (or 2,750,000 shares) of the outstanding common stock, par value $.01 per share (the "Atlantic Holdings Common Stock") of Atlantic Holdings (which we refer to as the "Holders Equity") (on a fully diluted basis) or (ii) warrants (which we refer to as "Warrants" and, collectively, with the Holders Equity, as "Atlantic Holdings Securities") to purchase an aggregate of 27.5% (or 2,750,000 shares) of the outstanding Atlantic Holdings Common Stock (on a fully diluted basis) at a purchase price of $.01 per share. Also, the Transaction will provide the holders of the Existing Notes the opportunity to exchange, on a dollar for dollar basis, their Existing Notes for 3% Notes due 2008 (which we refer to as the "New Notes"), issued by Atlantic Holdings and guaranteed by ACE Gaming. As soon as reasonably practicable following the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. Also if 100% of the Existing Notes are exchanged, the Board of Directors (the "Board") of GB Holdings will take the steps necessary to dissolve GB Holdings and satisfy any obligations or liabilities with its assets and distribute any remaining assets to its stockholders.

        For example, for every one share of common stock of GB Holdings that you currently own, you will receive either:


                (1) 0.275 shares of Atlantic Holdings Common Stock (if 100% of the Existing Notes are exchanged for New Notes); or

                (2) Warrants to purchase 0.275 shares of Atlantic Holdings Common Stock (if less than 100% of the Existing Notes are exchanged for New Notes).



        If 100% of the Existing Notes are exchanged, you will receive a pro rata share of the Holders Equity, but if less than 100% of the Existing Notes are exchanged, you will receive a pro rata share of Warrants. The Holders Equity, Warrants, and the shares of Atlantic Holdings Common Stock issuable upon the exercise of the Warrants will be registered under the Securities Act of 1933, as amended, upon the effectiveness of the registration statement of which this proxy statement/prospectus forms a part. Assuming certain conditions, this means that the Holders Equity, the Warrants and the shares of Atlantic Holdings Common Stock underlying the Warrants will all be freely transferable, subject to restrictions imposed by applicable securities laws and New Jersey regulatory agencies (see "DESCRIPTION OF SECURITIES" as set forth below on page 83 and "RISK FACTORS -- RISK FACTORS RELATED TO THE GAMING INDUSTRY -- Holders of Atlantic Holdings Common Stock and Warrants are Subject to the CCC and the NJCCA" as set forth on page 45 below). The Warrants are not immediately exercisable and will only be exercisable pursuant to the terms and conditions described in this proxy statement/ prospectus (see "DESCRIPTION OF SECURITIES" as set forth on page 83 below).



        The Warrants, the Atlantic Holdings Common Stock underlying the Warrants, the Atlantic Holdings Common Stock and the shares of Atlantic Holdings Common Stock that may be issued to GB Holdings will not be listed for trading on any securities exchange.

Q: Will the Warrants or the Atlantic Holdings Common Stock be listed for Trading on any stock exchange or on Nasdaq?

A: No. Atlantic Holdings does not currently anticipate listing the Warrants or the Atlantic Holdings Common Stock.

Q:      Can this Transaction be terminated?



A: Yes. GB Holdings can choose to terminate the Transaction at any point prior to the consummation of the Transaction, including by the Board in the exercise of its business judgment and fiduciary duty pursuant to Delaware law, based on the recommendation of the Special Committee (the "Special Committee") of the Board, the Board has the ability, in its sole discretion, to terminate the Transaction at any time prior to consummation based on (i) (a) the availability of financing on terms more favorable to GB Holdings than the Transaction and (b) the availability of an alternative transaction that is more favorable to GB Holdings or (ii) a material adverse change in (a) the business, assets, liabilities, or prospects of GB Holdings, or its subsidiaries; (b) the gaming industry; (c) tourism in Atlantic City; or (d) general economic conditions. Currently, GB Holdings has not received nor is it soliciting alternative financing or transaction proposals. GB Holdings has not reviewed and has not solicited any alternative financing or transaction proposal.



Q: If I receive Warrants, will I be able to exercise such Warrants immediately?

A: No. The Warrants are not immediately exercisable. The Warrants will only become exercisable, at the election of the holders, at any time following the earlier of (i) a determination by a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) that the Warrants may be exercised; (ii) payment in full of the Existing Notes which have not been exchanged for the New Notes; or (iii) the payment or conversion of any of the New Notes in cash or Atlantic Holdings Common Stock. The New Notes provide that among other things, the holders of a majority of the aggregate principal amount of the New Notes may determine (i) when and whether to require all holders of New Notes to accept Atlantic Holdings Common Stock as payment of the principal and accrued interest on the New Notes at or prior to maturity or (ii) whether each holder will have the ability to elect to convert all or a portion of its New Notes into Atlantic Holdings Common Stock as payment of the principal and accrued interest at or prior to maturity. An accurate prediction cannot be made as to exactly when and if any of these conditions will be satisfied. While the Existing Notes are scheduled to mature on September 28, 2005, neither Atlantic Holdings nor GB Holdings can provide any assurance that GB Holdings will have sufficient funds to pay the principal upon maturity.

        The Warrants will expire on the seven-year anniversary of the date of issuance. In the alternative, a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) may elect at any time following the date on which the Warrants become exercisable to provide notice to the holders of the Warrants that the Warrants will automatically terminate at least 90 days following the date of such notice, unless exercised prior to such date. Consequently, if the Board of Directors of Atlantic Holdings elects, you may have only a 90-day period beginning on the date the Warrants become exercisable to exercise the Warrants. The Board of Directors of Atlantic Holdings has not determined the circumstances under which it will make the Warrants exercisable, however such Board will consider a variety of factors including, but not limited to, general market factors, Atlantic Holdings' need for additional financing, business opportunities of Atlantic Holdings, Atlantic Holdings' ability to enter into transactions, whether the Board of Directors of Atlantic Holdings wants the holders of the Warrants to obtain ownership of Atlantic Holdings Common Stock in order to be in a position to exercise their respective rights as stockholders, the business and financial prospects of The Sands, Atlantic Holdings and ACE Gaming, and other economic factors effecting the nation in general, the Atlantic City Market or the gaming industry.


        Affiliates of Mr. Icahn own approximately 58% of the Existing Notes, have indicated their intent to tender for exchange their Existing Notes (but have not entered into any agreements or other arrangements requiring that they tender for exchange their Existing Notes and such holders are free to change their intention and decide not to tender), and following such exchange, they will own a majority of the New Notes. Such affiliates, as holders of a majority of the principal amount of the New Notes outstanding, may have the power to cause the New Notes to be paid in Atlantic Holdings Common Stock at any time, in their sole discretion (thereby allowing the Warrants to be exercised). Although they reserve such right to exercise such power at any time, such affiliates have advised Atlantic Holdings that they have not determined the form and timing of the payment of the New Notes. In determining whether or when to cause the New Notes to be paid in Atlantic Holdings Common Stock, they may consider a variety of factors, including, but not limited to, the results of operations and the financial condition of Atlantic Holdings and ACE Gaming, the general market conditions affecting Atlantic Holdings and ACE Gaming, the business and financial prospects of The Sands, Atlantic Holdings and ACE Gaming, whether such affiliates want to obtain ownership of such shares in order to be in a position to exercise their respective rights as stockholders, whether such affiliates find it advantageous to themselves to eliminate the debt created by the New Notes, and other economic factors generally affecting the country and the gaming industry in particular. However, such affiliates have advised Atlantic Holdings that they have not determined benchmarks or standards in this regard and reserve the right to cause the New Notes to be paid in or convertible into Atlantic Holdings Common Stock at any time, in their sole discretion.


Q:      When will any distributions be made to the stockholders of GB Holdings?

A: Assuming the Transaction is approved, the distribution of either Atlantic Holdings Common Stock or Warrants, in both cases representing (after the exercise of the Warrants) 27.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock to the stockholders of GB Holdings will occur, as soon as practicable, after the consummation of the Transaction.

Q:      What are the conditions of the Transaction?

A:      This Transaction is conditioned upon:

                o GB Holdings receiving the approval of a majority of its stockholders for the Transaction;

                o GB Holdings receiving the consent of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding, and a majority of such holders exchanging their Existing Notes for New Notes;

                o Greate Bay Hotel receiving the required governmental consent from the New Jersey Casino Control Commission (relating to the Asset Transfer and the issuance of a casino license to Ace Gaming on substantially the same terms and conditions as the casino license issued to Greate Bay Hotel) and receiving consents from the city of Atlantic City and certain third parties;

                o no legal prohibition to consummation of the Transaction shall have been in effect; and


                o the effectiveness of the Amendment to the Existing Indenture among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee, the Second Amended and Restated Indenture, among GB Holdings, as issuer, and Wells Fargo Bank Minnesota, National Association, as trustee, and the Indenture among Atlantic Holdings, as issuer, ACE Gaming, as guarantor, and the trustee. See "THE TRANSACTION -- Conditions to the Completion of the Transaction" as set forth on page 70.


Q:      What happens if the Transaction is not completed?

A: If the Transaction is not completed, GB Holdings will have to pursue other alternatives, including attempting to refinance the Existing Notes in the capital markets, seeking additional financing, downsizing GB Holdings' operations, or other methods of restructuring the Existing Notes. There are currently no commitments or arrangements with respect to such financing or restructuring and there can be no assurance that any alternative financing or arrangement for restructuring the Existing Notes, or any additional financing, will be obtained on acceptable terms or at all. If such other alternatives are unavailable or unsuccessful prior to the maturity of the Existing Notes, GB Holdings does not believe it will be able to pay the Existing Notes at maturity in September 2005. If GB Holdings is unable to refinance the Existing Notes on favorable terms, or at all, or accumulate enough cash to pay the Existing Notes when the Existing Notes are due, the Existing Notes will be in default and it is reasonably likely that GB Holdings will file for or be forced to resort to bankruptcy protection. In this event, no assurance can be given as to the amount of assets, if any, which will be available to the stockholders of GB Holdings.

Q:      Will I receive dividends in the future?

A: Other than distributions contemplated by the Transaction, GB Holdings does not anticipate GB Holdings or Atlantic Holdings issuing any dividends.

Q:      If I would like to vote on the proposal, what do I need to do now?

A: After carefully reading and considering the information contained in this document, please complete and sign your proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the special meeting.

        If you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted for the approval of the proposal.

Q:      What do I do if I want to change my vote?


A: Send a later-dated, signed proxy card to the Secretary of GB Holdings prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to the Secretary of GB Holdings at the address under "SPECIAL MEETING -- Changing Your Vote" as set forth on page 83.

Q: If my broker holds my shares in "street name," will my broker vote my shares?

A: If you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them on the Transaction proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Stockholders should check the voting form provided by their brokers to see if they offer telephone or Internet voting.

        If you do not give voting instructions to your broker, your votes will not be counted as voting for the Transaction unless you appear and vote in person at your special meeting. If your broker holds your shares and you attend the special meeting, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote.

Q:      How does the Board of Directors of GB Holdings recommend that I vote?

A: The Board of Directors of GB Holdings recommends that you vote in favor of the Transaction.

Q:      What will happen if I abstain from voting or fail to vote?

A: An abstention or failure to vote will have the same effect as a vote against the Transaction.

Q: What happens if the stockholders of GB Holdings approve the Transaction, but the holders of a majority of the outstanding principal amount of the Existing Notes do not exchange their Existing Notes and do not consent to the Indenture Amendments?

A:      In that event, the Transaction will not be consummated.

Q:      What are the risks to me if the Transaction is approved?


A: There are a number of risks, including the risk that there can be no assurance that Atlantic Holdings will be able to pay the principal and interest due on the New Notes at maturity if holders of a majority of the aggregate principal amount outstanding do not elect to accept Atlantic Holdings Common Stock in payment of the outstanding principal and accrued interest under the New Notes or the New Notes are not convertible into Atlantic Holdings Common Stock. For more information, see "RISK FACTORS" as set forth on page 32 below.


Q:      When do you expect to complete the Transaction?


A: GB Holdings expects to complete the Transaction in the third quarter of 2004.


Q:      Can I still sell my shares of the common stock of GB Holdings?



A: Yes. The common stock of GB Holdings is currently traded on the American Stock Exchange. As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liability with its assets, and distribute any remaining assets to its stockholders. If and when the stock is delisted, trading may thereafter occur only on the over-the-counter market in the so-called "pink sheets" or on the "electronic bulletin board" of the National Association of Securities Dealers, Inc. In this event, the ability to buy and sell shares of the common stock of GB Holdings may be materially impaired, which may have an adverse effect on the price and liquidity of the common stock of GB Holdings. See "RISK FACTORS--RISK FACTORS RELATED TO THE TRANSACTION--As soon as reasonably practicable following consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the AMEX and the delisting of the common stock of GB Holdings from trading on the AMEX will make it more difficult for you to sell your shares of common stock of GB Holdings" as set forth on page 36 below. After the Transaction is completed, upon the payment of the Existing Notes and the exercise of the Warrants, GB Holdings may be dissolved and there may be no further trading in the common stock of GB Holdings.



Q: Is payment of the principal and the accrued interest on the New Notes automatically due and payable in cash upon maturity in 2008?

A: No. The holders of a majority of the aggregate principal amount outstanding of the New Notes can elect, at any time following consummation of the Transaction, to determine whether the New Notes (including principal and accrued interest) will be paid in the form of Atlantic Holdings Common Stock. If such holders choose to receive Atlantic Holdings Common Stock, the holders of all of the New Notes will receive Atlantic

        Holdings Common Stock expressed as a percentage equal to 72.5% (on a fully diluted basis) of the total outstanding Atlantic Holdings Common Stock, multiplied by a fraction, the numerator of which is the aggregate principal amount outstanding of the Existing Notes exchanged for the New Notes and the denominator of which is the aggregate principal amount of the Existing Notes outstanding immediately prior to the consummation of the Exchange Offer. Following such election, holders of the New Notes will receive payment for such notes in the form of Atlantic Holdings Common Stock in full satisfaction and full payment of the New Notes and immediately thereafter the New Notes will be cancelled.

Q:      Do I need to send in my share certificates?

A: No. After the Transaction is approved, GB Holdings will send the stockholders of GB Holdings written information describing the Warrants and/or Atlantic Holdings Common Stock to be issued. You do not need to send in your certificates for common stock of GB Holdings in order to receive Atlantic Holdings Securities upon completion of the Transaction.

Q:      Do I have appraisal rights?

A: No, you will not have appraisal rights under Delaware law as a result of the Transaction.

Q:      Who can help answer my questions?

A: If you have any questions about the Transaction or if you need additional copies of this document or the enclosed proxy card, you should contact:



                           Innisfree M&A Incorporated
         -------------------------------------------------------------
                  Banks and Brokers Call Collect: 212-750-5833
                    All others Call Toll-Free: 1-888-750-5834



Q:      Where can I find more information about GB Holdings?

A: You can find more information about GB Holdings from various sources described under "WHERE YOU CAN FIND MORE INFORMATION" as set forth on page 131.

                                     SUMMARY


               This summary highlights material information from this document. To understand the transaction fully and for a more complete description of the legal terms of the transaction, you should carefully read this entire document, including the annexes, and the other documents to which we have referred you. For information on how to obtain the documents that we have filed with the Securities and Exchange Commission, see "WHERE YOU CAN FIND MORE INFORMATION" as set forth on page 137. For a discussion of the risk factors that you should consider in evaluating the transaction, see "RISK FACTORS" beginning on page 32.


               In this proxy statement/ prospectus, unless the context otherwise requires and except with respect to any description of the New Notes, the words "we," "us," and "our" refer to Atlantic Coast Entertainment Holdings, Inc. All percentages expressed in this proxy statement/ prospectus, unless otherwise stated, are measured immediately following consummation of the Transaction (as defined below) and do not reflect or account for any issuance of Atlantic Holdings Common Stock that may occur following consummation of the Transaction (as defined below). Any such issuances may result in the percentage ownership being reduced at any given point. This summary does not contain all the information that is important to you. For a more complete understanding of this offering, you are encouraged to read this entire document and the documents referred to herein.


               The Certificate of Incorporation, By-Laws of Atlantic Holdings, the Contribution Agreement between GB Holdings, Greate Bay Hotel, Atlantic Holdings and ACE Gaming, the form of Warrant Agreement, the Amended and Restated Indenture, dated as of October 12, 2001, among GB Property as issuer, GB Holdings and Greate Bay Hotel, as guarantors, Wells Fargo Bank Minnesota, National Association, as trustee, the form of the Amendment to the Amended and Restated Indenture among GB Property as issuer, GB Holdings and Greate Bay Hotel, as guarantors, Wells Fargo Bank Minnesota, National Association, as trustee, the form of the Second Amended and Restated Indenture (which is attached as Exhibit A thereto), among GB Holdings, as obligor, and Wells Fargo Bank Minnesota, National Association, as trustee, the New Indenture, the fairness opinion issued by Libra Securities, LLC (collectively, the "Transaction Documents") the names and positions of Executive Officers, Directors and Significant Employees of the Affiliates, and the Projections for GB Holdings and its Subsidiaries for July-December 2003 delivered to Libra Securities, LLC are attached as Annexes A, B, C, D, E, F, G, H, I, and J to this document. GB Holdings encourages you to read the Transaction Documents carefully and in their entirety. They are the principal documents governing the Transaction (as defined below).


BACKGROUND OF ATLANTIC HOLDINGS


               Atlantic Holdings was incorporated in the State of Delaware on October 31, 2003, and is currently a wholly-owned subsidiary of Greate Bay Hotel. Following the consummation of the proposed transaction, Atlantic Holdings' sole asset will be 100% of the membership interests in ACE Gaming. As a result of the Transaction, ACE Gaming will own substantially all of the assets and cash currently owned by Greate Bay Hotel and GB Holdings, which includes The Sands Hotel and Casino in Atlantic City, New Jersey ("The Sands") (except for the cash Atlantic Holdings will pay to the holders of outstanding 11% Notes due 2005 of GB Property (the "Existing Notes") exchanged for newly-registered 3% Notes due 2008 of Atlantic Holdings (the "New Notes" and, collectively with the Existing Notes, the "Notes"). Atlantic Holdings' principal executive offices are located at c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401 and its telephone number is (609) 441-4517.


BACKGROUND OF GREATE BAY HOTEL


               Greate Bay Hotel was incorporated in the State of New Jersey on October 30, 1978 and became a wholly-owned subsidiary of GB Holdings in February 1994. Greate Bay Hotel's principal business activity is its ownership of The Sands. Greate Bay Hotel's principal executive offices are located at c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401 and its telephone number is (609) 441-4517. For more detailed information regarding Atlantic Holdings, please see "DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES" as set forth on page 99.

BACKGROUND OF GB HOLDINGS

               GB Holdings is a Delaware corporation. In February 1994, GB Holdings acquired Greate Bay Hotel through a capital contribution by its then parent. Greate Bay Hotel's principal business activity is its ownership of The Sands. GB Property, a wholly-owned subsidiary of GB Holdings, was incorporated in September 1993 as a special purpose subsidiary of GB Holdings for the purpose of borrowing funds for the benefit of Greate Bay Hotel. GB Holdings has no Greate Bay Hotel activities and its only source of income, other than income derived from the business of Greate Bay Hotel, is interest on cash equivalent investments. GB Holdings' only significant assets are its investment in Greate Bay Hotel and its cash balance at March 31, 2004 of $12.5 million.

               GB Holdings has two wholly-owned subsidiaries: GB Property and Greate Bay Hotel. Its principal executive offices are located at c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401 and its telephone number is (609) 441-4517. For more detailed information regarding GB Holdings, please see "DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES" as set forth on page 89 and "WHERE YOU CAN FIND MORE INFORMATION" as set forth on page 137.


BACKGROUND OF THE TRANSACTION

               The transaction set forth herein is comprised of a series of events (collectively, the "Transaction") which will allow GB Holdings to refinance its existing debt, on terms more favorable than GB Holdings believes is available to it in the capital markets. The effect of the Transaction will be the transfer and disposition of substantially all of the assets of GB Holdings and its subsidiaries to Atlantic Holdings, a Delaware corporation and a newly formed, wholly-owned subsidiary of Greate Bay Hotel, a New Jersey corporation and a wholly-owned subsidiary of GB Holdings. Upon consummation of the Transaction, up to an aggregate of 72.5% (on a fully diluted basis) of the issued and outstanding common stock, par value $.01 per share, of Atlantic Holdings ("Atlantic Holdings Common Stock") may be owned by holders of debt securities issued by Atlantic Holdings, thereby resulting in such noteholders beneficially owning a significant majority of the outstanding Atlantic Holdings Common Stock (on a fully diluted basis) which through its wholly-owned subsidiary will own substantially all of the assets initially owned by GB Holdings and its subsidiaries. The Transaction will include the following events:

               (a) Following receipt of the necessary approval from the holders of a majority of the Existing Notes issued by GB Property and their exchange of the Existing Notes for New
                       Notes:

                              (i)     GB Holdings will transfer all of its
                                      assets (other than the stock of GB
                                      Property and Greate Bay Hotel) and
                                      liabilities (other than its obligations
                                      under the Existing Notes) to Greate Bay
                                      Hotel;

                              (ii) Greate Bay Hotel will transfer all of the assets and liabilities which it received from GB Holdings and substantially all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes that are tendered for exchange and cancel such Notes) in exchange for either:

                                             (A)    27.5% of the outstanding
                                                    common stock of Atlantic
                                                    Holdings (the "Holders
                                                    Equity") (on a fully diluted
                                                    basis) (if 100% of the
                                                    Existing Notes are exchanged
                                                    for New Notes); or


                                             (B)    warrants ("Warrants" and,
                                                    collectively with the
                                                    Holders Equity, the
                                                    "Atlantic Holdings
                                                    Securities") to purchase
                                                    27.5% of the outstanding
                                                    common stock of Atlantic
                                                    Holdings (on a fully diluted
                                                    basis) at a purchase price
                                                    of $.01 per share (if less
                                                    than 100% of the Existing
                                                    Notes are exchanged for New
                                                    Notes) and Atlantic Holdings
                                                    will transfer to Greate Bay
                                                    Hotel an additional number
                                                    of shares of common stock of
                                                    Atlantic Holdings so that
                                                    Greate Bay Hotel has a pro
                                                    rata share of 72.5% of the
                                                    Atlantic Holdings Common
                                                    Stock which is equal to the
                                                    percentage of the principal
                                                    amount of the Existing Notes
                                                    that are not exchanged; and


                              (iii) Atlantic Holdings will transfer to ACE Gaming (A) the cash it received, except for the cash that Atlantic Holdings will pay to the holders of the Existing Notes that exchange for New Notes and (B) all of the assets (except for the membership interests in ACE Gaming) and liabilities it received from Greate Bay Hotel (collectively, the "Asset Transfer");

               (b) Atlantic Holdings will offer the holders of the Existing Notes the opportunity (the "Exchange Offer") to tender for exchange their Existing Notes for (i) $100 in cash for every $1,000 in principal amount of the Existing Notes exchanged; (ii) on a dollar for dollar basis, the New Notes, which under certain circumstances will be payable or convertible in the form of 72.5% of the issued and outstanding shares of Atlantic Holdings Common Stock (on a fully diluted basis, assuming 100% of the Existing Notes are exchanged for the New Notes) as full consideration for the principal and accrued interest owed thereunder; and (iii) a cash payment of accrued, but unpaid interest on the Existing Notes. Such exchange by a holder of Existing Notes will also indicate such holder's desire to consent to (i) amendments to the Amended and Restated Indenture, dated as of October 12, 2001, among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank of Minnesota, National Association, as trustee, relating to the Existing Notes (the "Existing Indenture"); (ii) the release of the liens on the collateral securing the Existing Notes; and (iii) the terms of the Indenture among Atlantic Holdings as issuer, ACE Gaming as guarantor, and Wells Fargo Bank Minnesota, National Association, as trustee, governing the New Note (the "New Indenture"). The New Notes provide that, among other things, the holders of a majority of the aggregate principal amount outstanding of the New Notes may determine (i) when and whether to require all other holders of the New Notes to accept Atlantic Holdings Common Stock as payment of the principal and accrued interest on the New Notes at or prior to maturity or (ii) to allow the holders of the New Notes the right to elect to convert all, or a portion, of their New Notes into Atlantic Holdings Common Stock as payment of the principal and accrued interest at or prior to maturity. As per the terms of the New Notes, upon the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding, the holders of the New Notes will receive 65.909 shares of Atlantic Holdings Common Stock for each $1,000 of principal amount of New Notes, as full payment of the principal and accrued interest on such Notes. Prior to the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding to be paid in the form of Atlantic Holdings Common Stock (i) if less than 100% of the Existing Notes are exchanged, GB Holdings will own 100% of the Atlantic Holdings Common Stock or (ii) if 100% of the Existing Notes are exchanged, the stockholders of GB Holdings will own 100% of the Atlantic Holdings Common Stock;

               (c) Through a series of mergers GB Property, Greate Bay Hotel and GB Holdings will merge and GB Holdings will be the surviving entity (the "Merger") and:

                              (i) The Existing Notes tendered for exchange for New Notes will be canceled;


                              (ii) GB Holdings will be the sole obligor of the Existing Notes (which will no longer be secured by liens on the collateral);


                              (iii) GB Holdings will own the Atlantic Holdings Securities transferred by Atlantic Holdings; and


                              (iv) Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings (immediately prior to the completion of the Transaction); and

               (d) GB Holdings will distribute (the "Distribution of Atlantic Holdings Securities"), to you as its stockholders, pro rata, either:


                              (i) 0.275 shares of Atlantic Holdings Common Stock for each share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding of Atlantic Holdings Common Stock (on a fully diluted basis, if 100% of the Existing Notes are exchanged for New Notes); or


                              (ii)    Warrants to purchase 0.275 shares of
                                      Atlantic Holdings Common Stock, at a
                                      purchase price of $.01 per share, for each share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own, upon exercise of the warrants, an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding Atlantic Holdings Common Stock (on a fully diluted basis, if less than 100% of the Existing Notes are exchanged for New Notes); and

               (e) As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange by filing an application with the American Stock Exchange and Securities and Exchange Commission. Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets, and distribute any remaining assets to its stockholders.


               If less than 100% of the holders of the $110 million aggregate principal amount outstanding of the Existing Notes exchange such Existing Notes for the New Notes, holders of common stock of GB Holdings will receive Warrants to purchase shares of Atlantic Holdings Common Stock with the following terms. The Warrants will not be immediately exercisable. The Warrants will only become exercisable for shares of Atlantic Holdings Common Stock, following the earliest of: (a) a decision by the holders of a majority of the aggregate principal amount outstanding of the New Notes to cause the New Notes to be payable in or convertible into Atlantic Holdings Common Stock; (b) full payment of the interest and principal due under the Existing Notes; or (c) a decision by a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) to allow the holders of the Warrants to exercise such Warrants into Atlantic Holdings Common Stock. An accurate prediction cannot be made as to exactly when the first of these conditions will be satisfied. While the Existing Notes are scheduled to mature on September 28, 2005, neither Atlantic Holdings nor GB Holdings can provide any assurance that GB Holdings will have sufficient funds to pay the principal upon maturity. The Warrants will not be listed for trading on any securities exchange. The Warrants will have certain anti-dilution terms and will expire upon the earlier of seven years from issuance or in the alternative, the Board of Directors of Atlantic Holdings may elect at any time following the date on which the Warrants become exercisable to provide notice to the holders of the Warrants that the Warrants will automatically cancel at least 90 days following the date of such notice, unless exercised prior to such date. Consequently, if the Board of Directors of Atlantic Holdings elects, you may have only a 90-day period beginning on the date the Warrants become exercisable to exercise the Warrants. For more detailed information regarding the Warrants, please see the section of this proxy statement/prospectus entitled "DESCRIPTION OF SECURITIES -- Warrants".

               Following consummation of the Transaction, holders of the Existing Notes that do not elect to exchange such Existing Notes for New Notes will continue to own their Existing Notes, but the terms of the Existing Notes will have been amended. The interest on the Existing Notes, as amended, will be payable on September 29 and March 29 of each year until the maturity date of September 29, 2005. As amended, the Existing Notes (i) will neither be secured nor guaranteed by GB Holdings or its subsidiaries and (ii) will be redeemable at GB Holdings' option, in whole or in part, on not less than 30 days or more than 60 days' notice, at a price equal to 100% of the principal amount of the Existing Notes, as amended, plus accrued and unpaid interest up to, but not including, the date of redemption, payable in cash.


               Immediately following consummation of the Transaction, if (a) 100% of the Existing Notes are exchanged, no Warrants will be issued to the stockholders of GB Holdings, an aggregate of 2,750,000 shares of Atlantic Holdings Common Stock will be issued to the stockholders of GB Holdings (of which approximately 2,117,500 shares of Atlantic Holdings Common Stock will be issued to the Affiliates (as defined herein)), and a Cash Payment equal to $11 million, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); (b) 80% of the Existing Notes are exchanged, an aggregate of 1,450,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $8,800,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); and (c) 58% of the Existing Notes are exchanged, an aggregate of 3,045,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $6,380,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates). Assuming consummation of the Transaction on July 1, 2004, an aggregate of approximately $1,740,000, $2,400,000, and $3 million in interest payments will be paid to holders who exchange Existing Notes assuming 58%, 80%, and 100%, respectively, of the Existing Notes are exchanged for New Notes.

               Prior to an election of the holders of a majority of the aggregate principal amount of the New Notes outstanding to be paid in the form of Atlantic Holdings Common Stock, holders of the New Notes will have no equity interest in Atlantic Holdings with respect to their New Notes and (a) if less than 100% of the Existing Notes are exchanged, GB Holdings will own 100% of the outstanding Atlantic Holdings Common Stock or (b) if 100% of the Existing Notes are exchanged, the stockholders of GB Holdings will own 100% of the outstanding Atlantic Holdings Common Stock.

               Following consummation of the Transaction, holders of the Existing Notes that exchanged such Existing Notes for New Notes will receive New Notes issued by Atlantic Holdings that pay 3% interest per annum, which shall accrue and be payable at maturity, and at the election of the holders of a majority of the aggregate principal amount outstanding, will be (i) payable at or prior to maturity in the form of, or (ii) convertible, in whole or in part, at the election of the holder of the New Notes into, 72.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, based upon a conversion formula set forth in the New Indenture. If less than 100% of the holders of the aggregate principal amount outstanding of the Existing Notes elect to exchange such notes for the New Notes, the New Notes will be, at the election of the holders of a majority of the aggregate principal amount outstanding of the New Notes, payable in or convertible into, at or prior to maturity, an amount of outstanding Atlantic Holdings Common Stock (on a fully diluted basis) equal to 72.5% multiplied by a fraction, the numerator of which is the aggregate principal amount outstanding of the Existing Notes exchanged in the Exchange Offer and the denominator of which shall be the aggregate principal amount outstanding of the Existing Notes, on the day immediately prior to the consummation of the Exchange Offer. Additionally, the New Notes will have certain anti-dilution protection. The New Notes will be governed by the New Indenture. For more information about the New Notes, please see "THE TRANSACTION -- Terms of the New Notes".


               For more detailed information regarding the background of the Transaction, please see the section of this proxy statement/prospectus entitled "SPECIAL FACTORS -- Potential Benefits Associated with the Transaction" as set forth on page 52 and "THE TRANSACTION" as set forth on page 70.


DIFFERENCES IN RIGHTS OF HOLDERS OF COMMON STOCK OF GB HOLDINGS, ATLANTIC HOLDINGS COMMON STOCK, AND WARRANTS


               The rights and preferences of holders of Atlantic Holdings Common Stock are identical to those of holders of common stock of GB Holdings. The holders of Atlantic Holdings Common Stock will be entitled to elect the members of the Board of Directors of Atlantic Holdings, approve Atlantic Holdings' corporate actions, and receive dividends when, and if, declared by the Board of Directors of Atlantic Holdings. Holders of the Warrants will have no rights as stockholders prior to the exercise of the Warrants and consequently will have no voting rights, will not be entitled to elect directors of Atlantic Holdings, will not be entitled to approve corporate actions, and will not be eligible to receive dividends if any.



               For more detailed information regarding the rights of holders of Atlantic Holdings Common Stock and Warrants, please see the section of this proxy statement/prospectus entitled "COMPARISON OF RIGHTS AND MATERIAL DIFFERENCES OF GB HOLDINGS AND ATLANTIC HOLDINGS STOCKHOLDERS."


REASONS FOR THE TRANSACTION


               As a result of its review of the business, financial condition, and prospects of GB Holdings and its subsidiaries, the Special Committee determined that it is reasonably likely that GB Holdings would not have sufficient funds to pay the $110 million principal, plus accrued interest, due on the Existing Notes at maturity in 2005 and that refinancing the Existing Notes now was in the best interests of GB Holdings and its subsidiaries. The Special Committee also determined that it was reasonably likely that prior to maturity in September 2005, GB Holdings would not be able to refinance the Existing Notes on favorable terms or at all and that such inability could result in a default on the Existing Notes and the possibility of being forced to seek the bankruptcy protection. For this reason, the Special Committee believed that it was necessary to refinance the Existing Notes by means of the Transaction. The Transaction is being undertaken to allow GB Holdings to refinance its existing long-term debt, represented by the Existing Notes, on favorable terms which include interest at a rate of 3% (which is substantially below the Existing Notes and the rates currently available in the capital markets), which accrues and is not payable until maturity in 2008. Also, holders of a majority of the aggregate principal amount outstanding of the New Notes may elect to have the New Notes paid in Atlantic Holdings Common Stock at any time up to and including the date of maturity. If such election is made, the holders of the New Notes will receive equity in Atlantic Holdings in full payment of the principal and accrued interest due under the New Notes. Also, as interest on the New Notes is not payable semi-annually, but rather accrues and is payable only at maturity and if such notes are paid in Atlantic Holdings Common Stock, the accrued interest will also not be paid in cash.


               In determining the structure of the Transaction, the Special Committee determined that to refinance the Existing Notes on terms favorable to GB Holdings (including lowering the interest rate, extending the maturity date, and having the interest accrue and be payable only at maturity), GB Holdings needed to obtain the consent of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding, pursuant to the Indenture governing the Existing Notes, to transfer the assets of GB Holdings and its subsidiaries to Atlantic Holdings. In order to obtain such consent, the Transaction provides for a cash payment of $100 per $1,000 principal amount of Existing Notes tendered for exchange and allows the holders the ability to convert the notes which they received in the exchange into up to an aggregate of 72.5% (on a fully diluted basis) of the equity of Atlantic Holdings. The Special Committee determined that it was necessary to transfer the assets to Atlantic Holdings (and subsequently to ACE Gaming) in order to provide collateral that will secure the New Notes because the Special Committee did not believe that holders of the Existing Notes would tender their Existing Notes for exchange if the New Notes were not secured and believed that by transferring the assets to a new entity which would guarantee the New Notes, the holders of the Existing Notes (which after consummation of the Transaction would be unsecured) would be encouraged to exchange. The Special Committee also determined that the approval of the stockholders of GB Holdings is required under Delaware law because the Transaction may be deemed a transfer of substantially all of the assets of GB Holdings to a company in which the current stockholders of GB Holdings would only own 27.5% of the outstanding common stock (on a fully diluted basis). The Special Committee determined that upon consummation of the Transaction, the transfer of the Atlantic Holdings Securities to the stockholders of GB Holdings is necessary to allow the stockholders of GB Holdings to own 27.5% of the Atlantic Holdings Common Stock, on a fully diluted basis, and receive adequate consideration or value for such transfer of assets.



               As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings, from trading on the American Stock Exchange. GB Holdings will apply to delist the common stock of GB Holdings because GB Holdings has concluded that the existing listing has not resulted in an active trading market and GB Holdings does not want to incur the continued cost of listing on the American Stock Exchange. There are only 10 holders of record of the common stock of GB Holdings, affiliates of GB Holdings own approximately 77.5% of the outstanding common stock of GB Holdings, in the past 30 days on average 4,727 shares of common stock of GB Holdings were traded per day on the American Stock Exchange, and approximately 85% of the common stock of GB Holdings is held by two different groups of stockholders (including the affiliates of Carl C. Icahn). Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets and distribute any remaining assets to its stockholders.

               The exchange ratio was determined following discussions between the Special Committee and Cyprus, LLC, an entity affiliated with Carl C. Icahn that owns common stock of GB Holdings and Existing Notes. Initially a memorandum was submitted by Cyprus to the Board. Such memorandum set forth a refinancing transaction with respect to the Existing Notes that Cyprus believed would be beneficial to GB Holdings, in which the holders of the New Notes would receive approximately 75% of the outstanding equity of Atlantic Holdings at the election of the holders of a majority of the aggregate principal amount of the New Notes. Cyprus believed that after payment of the Existing Notes the value of the remaining equity would approximate 25% of the enterprise value of GB Holdings and its subsidiaries and the holders of the New Notes, upon payment or conversion into common stock, should be entitled to equity interest representing the remaining 75% of the enterprise value. Following receipt of this memorandum, as a result of discussions between the Special Committee and Cyprus, it was agreed that the holders of the New Notes would be eligible to receive up to 72.5%, on a fully diluted basis, of the outstanding equity of Atlantic Holdings as full payment for the New Notes, and the stockholders of GB Holdings would receive 27.5% of the outstanding common stock, on a fully diluted basis. The Transaction was also designed to extend the maturity date of the indebtedness represented by the Existing Notes which are exchanged from 2005 to 2008, and to reduce the existing interest payment obligation by providing that the New Notes bear interest at a rate of 3% per annum which accrues and is not payable until maturity. The terms of the New Notes were initially included in the memorandum submitted by Cyprus and after review by the Special Committee, the Special Committee determined that for the Transaction to be successful, the non-financial and non-payment related terms of the New Notes must be substantially similar to the terms of the Existing Notes.

               The Special Committee determined if less than 100% of the Existing Notes are exchanged, Atlantic Holdings will issue Warrants to Greate Bay Hotel, which will subsequently be issued by GB Holdings to its stockholders and 100% of the outstanding Atlantic Holdings Common Stock would be distributed to and held by GB Holdings. The Special Committee determined that Warrants should initially be issued to the stockholders of GB Holdings, rather than Atlantic Holdings Common Stock, after consultation with its legal advisor in light of the fact that upon consummation of the Transaction, such stockholders would continue to own their common stock of GB Holdings, and GB Holdings would own all of the outstanding Atlantic Holdings Common Stock. The Warrants would provide such stockholders the opportunity for direct ownership in Atlantic Holdings if, among other things, the holders of the New Notes obtained direct equity interests in Atlantic Holdings and thereby changed the equity position of the stockholders of GB Holdings in Atlantic Holdings.


               The stockholders of GB Holdings will receive an aggregate of 27.5% or 2,750,000 of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis. Each of GB Holdings and Atlantic Holdings will have 10,000,000 shares of common stock outstanding, on a fully diluted basis, following consummation of the Transaction. For each share of common stock of GB Holdings, stockholders of GB Holdings will receive 0.275 shares of Atlantic Holdings Common Stock either immediately following consummation of the Transaction (if 100% of the Existing Notes are exchanged) or upon exercise of the Warrants. Such an amount is determined by dividing (a) 2,750,000, which is the aggregate number of shares of Atlantic Holdings Common Stock to be distributed to the stockholders of GB Holdings by (b) 10,000,000 which is the number of shares of common stock GB Holdings outstanding, on a fully diluted basis. Under the New Notes, upon the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding, the holders of the New Notes will receive
65.909 shares of Atlantic Holdings Common Stock for each $1,000 of principal amount of New Notes, as full payment of the principal and accrued interest on such Notes. The number of shares of Atlantic Holdings Common Stock that $1,000 of principal amount of New Notes will be payable in or convertible into is determined by dividing (a) 7,250,000, the aggregate number of shares of Atlantic Holdings Common Stock into which the New Notes will be paid or converted (assuming 100% of the Existing Notes are converted) by (b) $110,000,000, the principal amount of the New Notes (assuming 100% of the Existing Notes are converted) and multiplying the quotient by $1,000. At this time, it is impossible to estimate the value of Atlantic Holdings Common Stock that the holders of New Notes would receive or that the holders of common stock of GB Holdings would receive.

               For more detailed information regarding the reasons for the Transaction, see "SPECIAL FACTORS -- Potential Benefits Associated with the Transaction" as set forth on page 52.


  GB Holdings' Board of Directors recommends that you vote for the Transaction.

               After discussion with the financial advisor of the Special Committee and after reviewing the recommendation of the Special Committee, the Board has determined that the Transaction is fair to and in the best interest of the stockholders of GB Holdings.


               The following are flowcharts depicting the corporate structure of GB Holdings and its subsidiaries before the commencement of the Transaction, during the events which make up the Transaction, and immediately following consummation of the Transaction (both if less than 100%, and 100%, of the Existing Notes are exchanged). Such flowcharts highlight the material events which form a part of the Transaction, including, the Exchange Offer, the Asset Transfer, the Distribution of Atlantic Holdings Securities, and the Merger.

DESCRIPTION OF THE TRANSACTION

               What You Will Receive in the Transaction


               You will receive either your pro rata share of Atlantic Holdings Common Stock or Warrants in either case representing 27.5%, in the aggregate, of the outstanding Atlantic Holdings Common Stock (on a fully diluted basis). The Atlantic Holdings Common Stock, Warrants and the shares of Atlantic Holdings Common Stock issuable upon exercise of the Warrants will be registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the effectiveness of the registration statement of which this proxy statement/prospectus forms a part. In accordance with rules and regulations set forth in applicable law (including (1) that Atlantic Holdings Securities held by affiliates of Atlantic Holdings may be subject to transfer restrictions and (2) that no restriction on transfer is imposed by the New Jersey Casino Control Commission ("CCC")), the Atlantic Holdings Common Stock, the Warrants and the shares of Atlantic Holdings Common Stock underlying the Warrants will be freely transferable, at least initially (see "DESCRIPTION OF SECURITIES" as set forth below on page 83 and "RISK FACTORS" as set forth below on page 32). No application will be made to list the Warrants, the shares of Atlantic Holdings Common Stock underlying the Warrants (the "Warrant Shares"), the Atlantic Holdings Common Stock, or any shares of Atlantic Holdings Common Stock issued to GB Holdings (the "GB Holdings Shares"), on any securities exchange. As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange by filing an application with the American Stock Exchange and Securities and Exchange Commission. Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets and distribute any remaining assets to its stockholders. Following the delisting, there can be no assurances of any trading market. (See "COMPARISON OF RIGHTS AND MATERIAL DIFFERENCES OF GB HOLDINGS AND COMPANY STOCKHOLDERS" as set forth below). The voting rights of the Atlantic Holdings Common Stock, on a per share basis, are identical to those of the common stock of GB Holdings.


               If the Transaction is approved, holders of the common stock of GB Holdings will receive securities of Atlantic Holdings whose sole asset will be membership interests in a wholly-owned subsidiary that owns all of the assets of GB Holdings (except the stock of GB Property and Greate Bay Hotel), except for the cash that Atlantic Holdings pays to the holders of the Existing Notes that exchange for New Notes, and substantially all of the assets of Greate Bay Hotel (except the stock of Atlantic Holdings), consisting of The Sands. Such assets will also be collateral securing the obligations under the New Notes and Atlantic Holdings may be obligated to pay the principal and accrued interest, when it becomes due and payable in 2008. Also, due to the potential payment on or conversion of the New Notes into Atlantic Holdings Common Stock in full satisfaction of the principal and accrued interest owed, the percentage of total equity represented by your holdings in Atlantic Holdings (upon distribution of the Atlantic Holdings Common Stock or the exercise of the Warrants) will be lower than the percentage of GB Holdings equity represented by your common stock of GB Holdings. Following payment of all of the New Notes, Atlantic Holdings will be relieved of the debt obligations under the New Notes and will have no outstanding debt (other than additional debt which may be incurred directly or indirectly by Atlantic Holdings or the ACE Gaming after the completion of the Transaction). See "RISK FACTORS -- Risk Factors Related to the Transaction" beginning on page 32. Please also see "DESCRIPTION OF SECURITIES" as set forth below on page 83.



               Recommendations of the Board of Directors

               At its meeting on November 12, 2003, after due consideration, the
               Board:


        - determined that the Transaction, including whether the stockholders of GB Holdings receive either Atlantic Holdings Common Stock or Warrants, and the Transaction Documents are advisable, fair to and in the best interests of the stockholders of GB Holdings;

        -      approved the Transaction Documents, in form and substance; and

        - recommended that the stockholders of GB Holdings vote in favor of the Transaction.

               On May 26, 2004, after due consideration, the Board confirmed its conclusions and recommendations of November 12, 2003.


               To review the background and reasons for the Transaction in greater detail, see pages 44 through 77.

               Opinion of Libra Securities

               In connection with the Transaction, the Special Committee considered the opinion of Libra Securities, LLC as to the fairness from a financial point of view of the consideration to be received by the holders of common stock of GB Holdings. On July 14, 2003, Libra Securities delivered a written opinion to the Special Committee to the effect that as of that date and based upon the assumptions made, matters considered and the review described in the written opinion, the consideration to be received by the common stockholders of common stock of GB Holdings in the Transaction is fair, from a financial point of view, to the common stockholders of GB Holdings. Libra Securities expressed no opinion as to (1) the fairness of the consideration to be received in connection with the Transaction by any person other than the stockholders of GB Holdings and (2) the possible tax consequences of the Transaction (including the tax consequences to GB Holdings and whether common stockholders of GB Holdings will recognize taxable income as a result of the Transaction). Libra Securities' opinion was provided for the information of the Special Committee and does not constitute a recommendation to any stockholder of GB Holdings with respect to any matter relating to the Transaction. See "SPECIAL FACTORS -- Opinion of Libra Securities."

               The full text of Libra Securities' written opinion is attached as Annex H to this proxy statement/prospectus. You are encouraged to read Libra Securities' opinion in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken.

GB Holdings encourages the stockholders of GB Holdings to read the opinion carefully and in its entirety.

           Additional Report of Libra Securities


               In connection with the preparation of pro forma financial statements to be included in this proxy statement/prospectus, the Special Committee amended its engagement agreement with Libra Securities on September 30, 2003 to engage Libra Securities to prepare an estimate of the value of the New Notes and Warrants to be issued in the Transaction. On November 7, 2003, Libra Securities delivered a report to GB Holdings to the effect that as of that date and based upon the assumptions made, matters considered and the review described in the written valuation estimate, Libra Securities estimated the aggregate value of (i) the issued New Notes to be approximately (a) $51.5 million, assuming holders of 58% of the Existing Notes (or $63.8 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes; (b) $69.6 million, assuming holders of 80% of the Existing Notes (or $88.0 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes; and (c) $85.4 million assuming holders of 100% of the Existing Notes (or $110.0 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes, and (ii) the Warrants to be approximately (a) $33.7 million, assuming holders of 58% of the Existing Notes (or $63.8 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes; (b) $33.0 million, assuming holders of 80% of the Existing Notes (or $88.0 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes; and (c) $32.4 million assuming holders of 100% of the Existing Notes (or $110.0 million principal amount), exchange their Existing Notes into an equal principal amount of New Notes. Libra Securities' valuation estimate was provided for the information of GB Holdings and does not constitute a recommendation to any stockholder of GB Holdings with respect to any matter relating to the Transaction and no assurance was given and no reliance should be made that the actual trading price of any security or instrument will be the same as any estimate in the written valuation estimate. See "SPECIAL FACTORS -- Additional Report of Libra Securities."


INTERESTS OF DIRECTORS AND MANAGEMENT IN THE TRANSACTION

               Carl C. Icahn is the Chairman of the Board of GB Property, Greate Bay Hotel, GB Holdings, and Atlantic Holdings. Affiliates of Mr. Icahn own approximately 77% of the outstanding common stock of GB Holdings, which owns 100% of GB Property and Greate Bay Hotel, and approximately 58% of the aggregate principal amount outstanding of the Existing Notes. Mr. Icahn's affiliates have indicated their support of the Transaction, their intent to tender for exchange their Existing Notes thereby satisfying the minimum tender condition of the Exchange Offer, and their intent to vote in favor of the Transaction. Upon consummation of the Transaction, affiliates of Mr. Icahn will beneficially own approximately 63.4% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis, and because of their ownership of approximately 77% of the common stock of GB Holdings, they will beneficially own up to an additional 23.5% of the Atlantic Holdings Common Stock if between 58% and 100% of the Existing Notes are exchanged (i.e., the lower the aggregate principal amount of Existing Notes that are exchanged, the greater the number of additional shares of Atlantic Holdings Common Stock that GB Holdings will own and the affiliates will beneficially own). In addition, affiliates of Mr. Icahn will effectively control Atlantic Holdings, since, immediately following the consummation of the Transaction, they will continue to have control over any stock which GB Holdings owns because they own approximately 77% of the outstanding common stock of GB Holdings, and Atlantic Holdings initially will be a wholly-owned subsidiary of GB Holdings. As a result, affiliates of Mr. Icahn will have a substantial influence and control over matters voted upon by stockholders (such as the election of the directors to the Board of Directors of each of GB Holdings and Atlantic Holdings, mergers and sale of assets involving GB Holdings and Atlantic Holdings and other matters upon which stockholders, of either GB Holdings or Atlantic Holdings, vote), as well as matters to be consented to by the holders of the New Notes, such as the determination of whether and when the payment in the form of Atlantic Holdings Common Stock shall be made in satisfaction of the principal and accrued interest of the New Notes shall occur, or whether to amend the New Indenture (i.e., release of the collateral securing the New Notes or waiver of events of default). Such affiliates may cause the New Notes to be paid in Atlantic Holdings Common Stock at any time, in their sole discretion (thereby allowing the Warrants to be exercised). In determining whether or when to cause the New Notes to be paid in Atlantic Holdings Common Stock, they may consider a variety of factors, including, but not limited to, the results of operations and the financial condition of Atlantic Holdings and ACE Gaming, the general market conditions affecting Atlantic Holdings and ACE Gaming, whether such affiliates want to obtain ownership of Atlantic Holdings Common Stock in order to be in a position to exercise their respective rights as stockholders, whether such affiliates find it advantageous to eliminate the debt created by the New Notes, the business and financial prospects of The Sands, Atlantic Holdings and ACE Gaming, and other general economic factors generally affecting the country and the gaming industry in particular. However, such affiliates have advised Atlantic Holdings that they have not determined benchmarks or standards in this regard and reserve the right to cause the New Notes to be paid in or convertible into Atlantic Holdings Common Stock at any time in their sole discretion.


               Also, such affiliates are actively involved in the gaming industry and casinos owned or managed by the affiliates may directly or indirectly compete with GB Holdings and Atlantic Holdings. The potential for conflicts of interest exists among GB Holdings or Atlantic Holdings, and such affiliates for future business opportunities. Such affiliates may pursue other business opportunities and there is no agreement requiring that such additional business opportunities be presented to GB Holdings or Atlantic Holdings. In his capacity as Chairman of the Board of Directors of GB Holdings, Greate Bay Hotel, GB Property, and Atlantic Holdings, Mr. Icahn is required to act in a manner consistent with his fiduciary duties under applicable law. Mr. Icahn is not subject to any fiduciary duty by reason of his ownership of the Notes. In his capacity as an affiliate of stockholders of GB Holdings, Mr. Icahn is bound to act in accordance with applicable law. Additionally, although no specific measures to resolve such potential conflict of interests have been formulated, the directors of GB Holdings, GB Property, Greate Bay Hotel, and Atlantic Holdings have a fiduciary obligation to deal fairly and in good faith with the entities. The directors intend to exercise reasonable judgement and take such steps as they deem necessary under all of the circumstances in resolving any specific conflict of interest which may occur.

               At the request of GB Holdings, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, provided a commitment letter to GB Holdings, dated January 30, 2004, in which Ealing agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter, the revolving credit facility will expire on June 30, 2005, borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon consummation of the Transaction the obligation will be assumed by Atlantic Holdings, and the lien will be senior to the New Notes. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, GB Holdings will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether GB Holdings will need to borrow for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.

CONDITIONS TO THE COMPLETION OF THE TRANSACTION

               GB Holdings' ability to complete the Transaction is subject to the satisfaction of a number of conditions, including the following:


               o The receipt of the requisite governmental approval from the CCC and the receipt of consents from the city of Atlantic City and certain third parties;

               o The Amendment to the Existing Indenture, the Second Amended and Restated Indenture, and the New Indenture shall be declared effective;

               o The Transaction shall have been approved by the holders of a majority of the outstanding shares of the common stock of GB Holdings;

               o No legal prohibition on consummation of the Transaction shall have been in effect; and

               o Holders of a majority of the outstanding principal amount of Existing Notes shall have agreed to exchange their Existing Notes for New Notes in the Exchange Offer, thereby approving of the amendments to the Existing Indenture.


SPECIAL FACTORS

               Pursuant to the proxy statement/prospectus, GB Holdings is seeking the consent of the stockholders of GB Holdings to the Transaction. The Transaction is composed of the Asset Transfer, the Exchange Offer, the Merger, and the Distribution of Atlantic Holdings Securities. Upon consummation of the Transaction, up to 72.5% of the issued and outstanding Atlantic Holdings Common Stock (on a fully diluted basis) may be owned by former holders of the Existing Notes, thereby resulting in such former holders controlling substantially all of the assets of GB Holdings.


               In deciding whether or not to vote in favor of the Transaction, you should pay special attention to the information contained below in the sections entitled "Background for the Transaction," "Potential Benefits of the Transaction," "Recommendation of the Special Committee," "Recommendation of the Board of Directors of GB Holdings, GB Property, Greate Bay Hotel and Atlantic Holdings," "Recommendation of the Management of ACE Gaming," "Position of Entities Controlled by Carl C. Icahn as to the Fairness of the Transaction," "Opinion of Libra Securities", "Interests of the Directors and Management of GB Holdings in the Transaction", and "Possible Conflicts of Interests." These sections include information regarding the background and reasons for the Transaction, the fairness of the Transaction, and the opinion of Libra Securities obtained in connection with the Transaction.


RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM


                  Only holders of record of the common stock of GB Holdings at the close of business on June 1, 2004, the record date, are entitled to notice of and to vote at the special meeting. As of May 6, 2004, 10,000,000 shares of the common stock of GB Holdings were issued and outstanding and held by approximately 10 holders of record and we do not believe that such information has changed as of the record date. A quorum will be present at the special meeting if the holders of a majority of the shares of the common stock of GB Holdings outstanding on the record date are present, in person or by proxy. If a quorum is not present at the special meeting, GB Holdings expects that the special meeting will be adjourned to solicit additional proxies. Holders of record of the common stock of GB Holdings on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the Transaction.


VOTE REQUIRED

               The adoption of the Transaction by the stockholders of GB Holdings requires the affirmative vote of the holders of a majority of the shares of GB Holdings' common stock outstanding as of the record date, either in person or by proxy, voting as a single class.

GB HOLDINGS GRANT OF AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING

               If there are not sufficient votes at the originally scheduled time of the special meeting to approve the Transaction, the stockholders will be asked to vote on whether to grant to the board the discretionary authority to adjourn or postpone the special meeting in order to permit GB Holdings to solicit additional proxies.

VOTING BY GB HOLDINGS DIRECTORS AND EXECUTIVE OFFICERS

               Affiliates of Carl C. Icahn own approximately 77% of the outstanding common stock of GB Holdings and have indicated their intent to vote in favor of the Transaction, but such affiliates have not entered into any agreements or other arrangements requiring such holders to vote in favor of the Transaction and such holders may decide not to vote in favor of the Transaction.

USE OF PROCEEDS

               Neither Atlantic Holdings nor GB Holdings will receive any proceeds from the issuance of the Atlantic Holdings Common Stock, the Warrants or the issuance of the New Notes in the Exchange Offer. Any proceeds from the exercise of Warrants will be added to the working capital of Atlantic Holdings.

REGULATORY MATTERS

               Certain regulatory requirements imposed by New Jersey regulatory authorities must be complied with before the Transaction is completed. GB Holdings is not aware of any material governmental consents or approvals that are required prior to the completion of the Transaction other than those described below. GB Holdings and Atlantic Holdings have agreed that, if any additional governmental consents and approvals are required, GB Holdings and Atlantic Holdings shall each use its commercially reasonable efforts to obtain these consents and approvals.

               The Transaction is subject to the approval of the CCC. The CCC must, among other things, approve the issuance of the New Notes and the issuance of a casino license to ACE Gaming on the same terms and conditions as the license held by Greate Bay Hotel. A Petition has been filed with the CCC seeking the required approvals.

APPRAISAL RIGHTS

               Under the Delaware General Corporation Law, the stockholders of GB Holdings will not have any appraisal rights as a result of the Transaction.

RESALE OF ATLANTIC HOLDINGS COMMON STOCK AND WARRANTS

               Atlantic Holdings Common Stock and/or Warrants (and Atlantic Holdings Common Stock issuable upon exercise of the Warrants) issued in the Transaction will not be subject to any restrictions on transfer arising under the Securities Act, except for shares of Atlantic Holdings Common Stock and/or Warrants (and Atlantic Holdings Common Stock issuable upon exercise of the Warrants) issued to any stockholder of GB Holdings that is, or is expected to be, an "affiliate" of Atlantic Holdings or GB Holdings, as applicable, for purposes of Rule 144 under the Securities Act. Persons that may be deemed to be "affiliates" for such purposes generally include individuals or entities that control, are controlled by, or are under common control with, Atlantic Holdings or GB Holdings and include the directors of Atlantic Holdings and GB Holdings. This proxy statement/ prospectus does not cover resales of Atlantic Holdings Common Stock and/or Warrants (and Atlantic Holdings Common Stock issuable upon exercise of the Warrants) received by any person upon completion of the Transaction, and no person is authorized to make any use of this proxy statement/prospectus in connection with any resale. Affiliates of Carl C. Icahn will receive registration rights in connection with the Transaction which may result in the filing of future registration statements by Atlantic Holdings covering resales of Atlantic Holdings Common Stock (including Atlantic Holdings Common Stock issuable upon exercise of the Warrants) by affiliates of Carl C. Icahn.

SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION


               GB Holdings anticipates that neither the Exchange Offer nor the Distribution of the Atlantic Holdings Securities will result in the GB Holdings consolidated group recognizing any taxable income for U.S. federal income tax purposes. GB Holdings anticipates that the Distribution of the Atlantic Holdings Securities will not result in the GB Holdings consolidated group recognizing any taxable income because GB Holdings believes that its adjusted tax basis in the Atlantic Securities to be distributed will exceed the fair market value of such Atlantic Holdings Securities. GB Holdings anticipates that the Exchange Offer will not result in the GB Holdings consolidated group recognizing any taxable income for U.S. federal income tax purposes because GB Holdings believes that none of the Existing Notes, the Existing Notes, as amended, or the New Notes will be "Publicly Traded," as defined in the section entitled "MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS" as set forth on page 114 (which we refer to as "Publicly Traded"). However, the conclusion that none of the Notes will be Publicly Traded is not free from doubt and it is possible that the Exchange Offer will result in the GB Holdings consolidated group recognizing cancellation of indebtedness income ("COD Income") for U.S. federal income tax purposes. It should also be noted that under accounting principles generally accepted in the United States of America ("US GAAP"), the Selected Unaudited Pro Forma Condensed Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in this proxy statement/prospectus assume that the Exchange Offer will result in the GB Holdings consolidated group recognizing COD Income for federal income tax purposes producing a tax liability. There would not be any such liability if there is no recognition of COD Income. Such assumption and estimate is required under US GAAP because GB Holdings' belief that there should be no COD Income incurred is based upon events which will occur after the Exchange Offer is completed and under US GAAP, such a determination cannot be made where post-transaction events will affect the results. Although no assurances can be given, GB Holdings does not believe that COD Income will result because GB Holdings does not believe that an active trading market in the Existing Notes will exist either during any of the thirty (30) days prior to the Exchange Offer or after the Exchange Offer is completed, and unless such an active trading market develops, a tax liability related to COD income will not be incurred.

               The uncertainty as to whether the GB Holdings consolidated group will recognize COD Income results from the fact that the "Issue Price," as defined in the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 131, (which we refer to as the "Issue Price") of the New Notes or the Existing Notes, as amended, may be based on the fair market value of the Existing Notes, the Existing Notes, as amended, or the New Notes if the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded. The GB Holdings consolidated group's COD Income should be equal to the sum of (a) the excess of (i) the face value of the Existing Notes exchanged over both (ii) the Issue Price of the New Notes and the Cash Payment and (b) the excess of (i) the face value of the Existing Notes deemed exchanged over (ii) the Issue Price of the Existing Notes, as amended. Therefore, provided that the Issue Price of both the New Notes and the Existing Notes, as amended, is not based on their respective fair market values, or the fair market value of the Existing Notes, the GB Holdings consolidated group should not recognize any COD Income. The Issue Price of the New Notes and the Existing Notes, as amended, would be based on their respective fair market values, or the fair market value of the Existing Notes, only if the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded. The Existing Notes, the Existing Notes, as amended, and the New Notes should not be considered Publicly Traded, provided that the Existing Notes are de-listed more than thirty (30) days prior to the Exchange Offer and that none of the Existing Notes, the Existing Notes, as amended, or the New Notes are either listed on a national securities exchange or appear on a "quotation medium," defined as a system of general circulation that provides a reasonable basis to determine their fair market value. The AMEX de-listed the Existing Notes effective April 19, 2004, which is more than thirty
(30) days prior to the Exchange Offer and GB Holdings does not anticipate that either the Existing Notes, the Existing Notes, as amended, or the New Notes will appear on a quotation medium or otherwise be Publicly Traded. If so, the Issue Price of the New Notes should equal their "Imputed Principal Amount," as defined in the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 131, (which we refer to as the "Imputed Principal Amount" ). In addition, the Issue Price of the Existing Notes, as amended, should equal their face value. As such, no COD Income should be recognized by the GB Holdings consolidated group. However, if either the Existing Notes, the Existing Notes, as amended, or the New Notes appears on a quotation medium or are otherwise Publicly Traded, the Issue Price of either or both the New Notes and the Existing Notes, as amended, would be based on either their respective fair market values or the fair market value of the Existing Notes. In such a situation, the GB Holdings consolidated group could recognize COD Income. As the determination of whether the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded will depend on facts, not within our control, in existence during the thirty (30) day period before the Exchange Offer, as well as after the consummation of the Exchange Offer, our counsel, Katten Muchin Zavis Rosenman, cannot opine as to the Issue Price of either the New Notes or the Existing Notes, as amended, or as to whether the GB Holdings consolidated group will recognize COD Income as a result of the Exchange Offer.

               Such COD Income, if any, could be offset with the GB Holdings consolidated group's net operating losses ("NOLs"). If such an application of the NOLs is necessary, the NOLs so utilized would be unavailable as an offset against the GB Holdings consolidated group's future income. Furthermore, in the event that COD Income is recognized, to the extent that such COD Income exceeds the NOLs, or to the extent that the NOLs cannot be used to offset the COD Income, such COD Income would produce a current tax liability for GB Holdings.

               The distribution of the Atlantic Holdings Securities should be a taxable event to GB Holdings. GB Holdings does not anticipate recognizing any gain on the distribution of the Atlantic Holdings Securities to you because GB Holdings believes that its tax basis in the Atlantic Holdings Securities will exceed the fair market value of the Atlantic Holdings Securities. Although not anticipated, it is possible that the distribution of the Atlantic Holdings Securities will result in GB Holdings recognizing gain for U.S. federal income tax purposes. In the event that GB Holdings does recognize gain on the distribution of the Atlantic Holdings Securities, GB Holdings' gain should equal the excess of the fair market value of the Atlantic Holdings Securities distributed over GB Holdings' tax basis in such Atlantic Holdings Securities, measured as of the date of the distribution of the Atlantic Holdings Securities. GB Holdings believes that its tax basis in the Atlantic Holdings Securities will, for U.S. federal income tax purposes, exceed the fair market value of such Atlantic Holdings Securities so that GB Holdings should not recognize any gain on the distribution (under the Internal Revenue Code of 1986, as amended (the "Code"), loss cannot be recognized).


               If you are a U.S. stockholder, as defined in the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 131, and the distribution is of the Warrants, such distribution should be (i) a taxable dividend to the extent of GB Holdings' current or accumulated earnings and profits, then (ii) a non-taxable return of basis to the extent of your tax basis in your GB Holdings common stock, and then (iii) taxable gain from the sale or exchange of your GB Holdings common stock, which should result in capital gain taxed at long-term capital gains rates assuming that you held your GB Holdings common stock for more than 12 months. GB Holdings currently has no current or accumulated earnings and profits. Although GB Holdings anticipates that neither the Exchange Offer nor the Distribution of the Atlantic Holdings Securities will result in any taxable income or gain that would be included in GB Holdings' current earnings and profits, GB Holdings may have current earnings and profits at the end of the 2004 tax year. If so, the distribution should be taxable as a dividend, but only to the extent of such current earnings and profits, if any. However, there is a risk, as described above, that either or both the Exchange Offer and the Distribution of the Atlantic Holdings Securities will result in the GB Holdings consolidated group recognizing either taxable COD Income or gain. Such COD Income or gain would be included in GB Holdings' current earnings and profits and increase the amount of the distribution of Warrants taxable as a dividend because such COD Income or gain would increase GB Holdings' current earnings and profits, if any, for the year in which the distribution of the Warrant is made. Your tax basis in the Warrants received in the distribution should equal the fair market value of such Warrants, measured as of the date of the distribution of the Warrants.


               In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. If gain or loss is recognized, your tax basis in the Atlantic Holdings Common Stock received in the distribution should equal the fair market value of such Atlantic Holdings Common Stock, measured as of the date of the distribution of the Atlantic Holdings Common Stock. However, the IRS may take the position that no gain or loss may be recognized. In such case, your tax basis in the Atlantic Holdings Common Stock distributed should be equal to your adjusted tax basis in the common stock of GB Holdings at the time of the distribution.

               If you are a non-U.S. stockholder, you should be exempt from U.S. income or withholding tax on any portion of the distribution of the Atlantic Holdings Securities not taxable as a dividend, provided that: (i) the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S. and (ii) GB Holdings is not, and has not been, a U.S. real property holding corporation ("USRPHC"), as that term is defined in the Code. Although GB Holdings believes that it is a USRPHC, because it is regularly traded on an established securities market, such status should only affect foreign shareholders who own more than 5% of GB Holdings.

               If you are a non-U.S. stockholder who owns 5% or less of GB Holdings' common stock and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and you should not be subject to U.S. income or withholding tax on the amount of the distribution of the Warrants not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you should not be subject U.S. income or withholding tax on any of the distribution of the Atlantic Holdings Common Stock.

               If you are a non-U.S. stockholder who owns more than 5% of the common stock of GB Holdings and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and U.S. net income tax to the extent that the distribution of the Warrants is not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you may be subject to U.S. net income tax upon your receipt of the Atlantic Holdings Common Stock.

               If you are a non-U.S. stockholder and the distribution of the Atlantic Holdings Securities is effectively connected with your conduct of a trade or business in the U.S. and you provide the proper withholding certificate to GB Holdings, then if the distribution is of the Warrants, you should be subject to U.S. net income tax on the distribution of the Warrants (but not the 30% U.S. withholding tax). In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, you should still be subject to U.S. net income tax on the distribution of the Atlantic Holdings Common Stock. However, none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. However, the IRS may take the position that no gain or loss may be recognized.

               In the event that the distribution of the Atlantic Holdings Securities consists of the Warrants, you, regardless of whether you are a U.S. or a non-U.S. stockholder, should not recognize gain or loss on the subsequent exercise of the Warrants for Atlantic Holdings Common Stock. Your tax basis in such Atlantic Holdings Common Stock should equal your adjusted tax basis in the Warrants exercised, increased by the price you pay to exercise the Warrants to acquire Atlantic Holdings Common Stock, and your holding period for such Atlantic Holdings Common Stock should commence on the date of the exercise of the Warrants for Atlantic Holdings Common Stock.


               You should consult your own tax advisors as to the consequences of the Transaction. This section is a summary of some of the U.S. federal tax implications of the Transaction, for more information, see "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 131.



                        ANTICIPATED ACCOUNTING TREATMENT

               Based on the current third party valuation, the exchange will be accounted for as a modification of debt. The fees paid in connection with the exchange (i.e., consent fee), are amortized over the term of the New Notes using the effective yield method. All external costs (i.e., legal, accountants, etc.) associated with the issuance of the New Notes will be expensed.

                      COMPARATIVE MARKET PRICE INFORMATION

               The common stock of GB Holdings is currently listed on the AMEX under the symbol "GBH." Public trading of the common stock of GB Holdings and the Existing Notes commenced on March 27, 2001. This table sets forth, for the periods indicated, the high and low closing sales prices for the common stock of GB Holdings as reported on the AMEX. GB Holdings' fiscal year ends on December 31 of each year.


                                                                  High       Low
                                                               ----------- ---------
Fiscal Year ended December 31, 2001
First Quarter..............................................    $   12.500    12.250
Second Quarter.............................................    $   12.250     3.000
Third Quarter..............................................    $    3.500     1.660
Fourth Quarter.............................................    $    2.940     1.500

Fiscal Year ended December 31, 2002
First Quarter..............................................    $    3.110     2.450
Second Quarter.............................................    $    3.150     2.220
Third Quarter..............................................    $    3.160     2.250
Fourth Quarter.............................................    $    3.190     2.620

Fiscal Year ended December 31, 2003
First Quarter..............................................    $     3.09      2.25
Second Quarter.............................................    $     6.75      2.50
Third Quarter..............................................    $     5.15      2.56
Fourth Quarter.............................................    $     3.70      2.41

Fiscal Year ending December 31, 2004
Quarter ended March 31, 2004...............................    $     3.10      2.30
Quarter ending June 30, 2004 (through May 26, 2004)........    $     2.23      2.06


               GB Holdings has never paid any dividends. The payment of future dividends, other than the distribution of Atlantic Holdings Securities to the stockholders of GB Holdings, will be made, if at all, at the discretion of the Board, in a manner competitive with other companies in the gaming industry.


               As of May 6, 2004, GB Holdings had ten stockholders of record.

               The following table presents the last reported sale price per share of the common stock of GB Holdings as reported on AMEX on July 11, 2003, the last full trading day prior to the public announcement of the Transaction, and on May 26, 2004, the last trading day for which this information could be obtained prior to the date of this document.



July 14, 2003.....................................................$ 3.64
May 26, 2004......................................................$ 2.22


               There is currently no established trading market for the Atlantic Holdings Common Stock. At this time, (i) there is no Atlantic Holdings Common Stock subject to outstanding warrants or options; (ii) there are no shares of Atlantic Holdings Common Stock eligible for resale pursuant to Rule 144; and
(iii) Atlantic Holdings proposes to publicly offer (a) up to 2,750,000 shares of Atlantic Holdings Common Stock or up to 10,000,000 Warrants

(exercisable for 2,750,000 shares of Atlantic Holdings Common Stock) and (b) up to 7,250,000 shares of Atlantic Holdings Common Stock issuable upon payment of the New Notes in the form of Atlantic Holdings Common Stock or conversion, in whole or in part, of the New Notes into Atlantic Holdings Common Stock.

               Upon consummation of the Transaction, affiliates of Mr. Icahn will beneficially own approximately 63.4% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis. Also if between 58% and 100% of the aggregate principal amount of the Existing Notes are exchanged, they will beneficially own up to an additional 23.5% of the Atlantic Holdings Common Stock because of their ownership of approximately 77% of the common stock of GB Holdings (i.e., the lower the principal amount of the Existing Notes that are exchanged, the greater the number of additional shares of Atlantic Holdings Common Stock that GB Holdings will own and the affiliates will beneficially own).



               Based upon information concerning HMC Investors, L.L.C. and its affiliates derived from a Schedule 13G filed with the SEC on February 4, 2004, after the Transaction is completed, affiliates of HMC Investors L.L.C. may beneficially own approximately 2.2% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, if more than 58%, but less than 100% of the Existing Notes exchange for the New Notes such affiliates may beneficially own up to an additional 0.24% of the outstanding Atlantic Holdings Common Stock because of such affiliates ownership of 8.0% of the common stock of GB Holdings.



          SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA

               The following table presents GB Holdings and its subsidiaries' (the "GB Holdings Company") selected historical consolidated financial and operating data. The selected historical financial and operating data should be read in conjunction with, and is qualified in its entirety by reference to, "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GB HOLDINGS AND ITS SUBSIDIARIES" as set forth on page 104, and the historical consolidated financial statements and notes to the GB Holdings Company's historical consolidated financial statements, each of which is included elsewhere in this proxy statement prospectus. The consolidated statements of operations data for 1999, 2000, 2001, 2002, and 2003 and the consolidated balance sheet data as of the last day of each of these years are derived from the GB Holdings Company's historical audited consolidated financial statements. The financial statements for 1999, 2000, and 2001 have been audited by Arthur Andersen LLP, independent public accountants, whose report is included elsewhere in this proxy statement/prospectus. The financial statements for 2002 and 2003 have been audited by KPMG LLP, independent accountants, whose report is included elsewhere in this proxy statement/prospectus.


               The historical financial information is not indicative of GB Holdings' or Atlantic Holdings' future performance. For additional information, see "SELECTED PRO FORMA FINANCIAL DATA FOR GB HOLDINGS AND ATLANTIC HOLDINGS GIVING EFFECT TO THE TRANSACTION" as set forth on page 25.


               GB Holdings implemented SOP 90-7 and, therefore, adopted "fresh start reporting" as of September 30, 2000. GB Holdings' emergence from its Chapter 11 proceedings resulted in a new reporting entity with no retained earnings or accumulated deficit as of September 30, 2000. Accordingly, GB Holdings' consolidated financial statements for periods prior to September 30, 2000 are not comparable to consolidated financial statements presented on or subsequent to September 30, 2000. Column headings have been included on the accompanying Consolidated Statement of Operations Data and Consolidated Balance Sheet Data to distinguish between the pre-reorganization and post-reorganization entities. A black line has been drawn on the accompanying consolidated financial statements data to distinguish between the pre-reorganization and post-reorganization entities.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
               (dollars in thousands except income per share data)


STATEMENT OF OPERATIONS DATA:
                                                                               Post-Reorganization
                                                 -----------------------------------------------------------------------------------
                                                     Three             Three
                                                     Months            Months             Year            Year            Year
                                                     Ended              Ended             Ended          Ended           Ended
                                                    3/31/04            3/31/03          12/31/03        12/31/02        12/31/01
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Total revenues...................................      $52,703         $51,645         $219,890         $244,601          $278,030
Promotional allowances...........................      (11,254)        (11,844)         (49,632)         (51,128)          (62,281)
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Net revenues.....................................       41,449          39,801          170,258          193,473           215,749
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Expenses
   Departmental..................................       33,726          34,980          146,049          159,714           185,255
   General and administrative....................        2,873           2,522           11,582           12,799            11,512

   Depreciation and amortization including
     provision for obligatory investments.......         4,073           3,731           16,244           15,457            12,133
   Loss on impairment of fixed assets...........            --              --               --            1,282                --
   Loss (gain) on disposal of fixed assets......            --               4             (105)             185                20
                                                 ----------------  ---------------  ---------------  ------------  ----------------
     Total Expenses..............................       40,672          41,237          173,770          189,437           208,920
                                                 ----------------  ---------------  ---------------  ------------  ----------------
   Income (loss) from operations.................          777          (1,436)          (3,512)           4,036             6,829
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Non-operating income (expense):
   Interest income...............................          111             189              627            1,067             2,671
   Interest expense..............................       (3,051)         (2,995)         (12,027)         (11,640)          (11,279)
   Debt restructuring costs......................         (710)             --           (1,843)              --                --
   Reorganization and other related costs........           --              --               --               --                --
   Gain on prepetition debt discharge............           --              --               --               --                --
                                                 ----------------  ---------------  ---------------  ------------  ----------------
     Total non-operating income (expense), net...       (3,650)         (2,806)         (13,243)         (10,573)           (8,608)
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Income (loss) before income taxes................       (2,873)         (4,242)         (16,755)          (6,537)           (1,779)
Income tax provision.............................         (267)           (159)            (958)            (784)              (55)
                                                 ----------------  ---------------  ---------------  ------------  ----------------
Net income (loss)................................      $(3,140)        $(4,401)        $(17,713)         $(7,321)          $(1,834)
                                                 ================  ===============  ===============  ============  ================
Basic/diluted income (loss) per common share(2)         $(0.31)         $(0.44)          $(1.77)          $(0.73)           $(0.18)
                                                 ================  ===============  ===============  ============  ================
                                                    10,000,000      10,000,000       10,000,000       10,000,000        10,000,000
                                                 ================  ===============  ===============  ============  ================
   Ratio of earnings to fixed charges (3)........           --              --               --               --                --
                                                 ----------------  ---------------  ---------------  ------------  ----------------

                                                                    |
                                                                    |       Pre-Reorganization
                                                  ---------------------------------------------------
                                                        10/1/00           1/1/00            Year
                                                        through           through          Ended
                                                        12/31/00          9/30/00        12/31/99(1)
                                                    ---------------  ---------------  ---------------
Total revenues....................................         $62,485         $209,575         $270,578
Promotional allowances............................         (15,774)         (47,112)         (60,767)
                                                    ---------------  ---------------  ---------------
Net revenues......................................          46,711          162,463          209,811
                                                    ---------------  ---------------  ---------------
Expenses
   Departmental...................................          45,427          131,985          178,188
   General and administrative.....................           2,175            7,663           10,586

   Depreciation and amortization including
     provision for obligatory investments........            3,834            9,414           16,215
   Loss on impairment of fixed assets............               --               --               --
   Loss (gain) on disposal of fixed assets.......               11               10             (259)
                                                    ---------------  ---------------  ---------------
     Total Expenses...............................          51,447          149,072          204,730
                                                   ---------------- ---------------- ----------------
   Income (loss) from operations..................          (4,736)          13,391            5,081
                                                    ---------------  ---------------  ---------------
Non-operating income (expense):
   Interest income................................           1,338              518              649
   Interest expense...............................          (3,133)            (366)            (295)
   Debt restructuring costs.......................              --               --               --
   Reorganization and other related costs.........              34           (2,807)          (2,154)
   Gain on prepetition debt discharge.............              --           14,795               --
                                                    ---------------  ---------------  ---------------
     Total non-operating income (expense), net....          (1,761)          12,140           (1,800)
                                                    ---------------  ---------------  ---------------
Income (loss) before income taxes.................          (6,497)          25,531            3,281
Income tax provision..............................              --               --             (133)
                                                    ---------------  ---------------  ---------------
Net income (loss).................................         $(6,497)         $25,531           $3,148
                                                   ================ ================ ================
Basic/diluted income (loss) per common share(2)             $(0.65)           $2.55            $0.32
                                                   ================ ================ ================
                                                        10,000,000       10,000,000       10,000,000
                                                    ===============  ===============  ================
   Ratio of earnings to fixed charges (3).........              --             20.2              6.2
                                                    ---------------  ---------------  ---------------

Balance Sheet Data:


                                                    Post-Reorganization                                   |   Pre-Reorganization
                                                                                                          |
                            --------------------------------------------------------------------------------------------------------
                              3/31/04      3/31/03   12/31/03      12/31/02      12/31/01     12/31/00       9/30/00      12/31/99
                            ------------------------------------  ------------ ------------- ------------  ------------ ------------
Total assets.............. $219,865      $237,832      $227,563      $244,712      $255,922     $264,247      $272,676     $208,416
Total long-term debt......  110,000       110,000       110,000       110,000       110,371      110,838       110,858      197,898
Shareholder's equity
   (deficit) .............   88,495       104,947        91,635       109,348       116,669      118,503       125,000      (39,593)


--------------
(1) On January 5, 1998, GB Holdings, GB Property and Greate Bay Hotel filed petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey. The accrual of interest expense on the 10 7/8% First Mortgage Notes due January 15, 2004, the promissory note due February 17, 2005 made by Greate Bay Hotel to PRT Funding Corp., the $5.0 million loan made by Pratt Casino Corporation to Greate Bay Hotel in January 1997 and other affiliate advances for periods subsequent to the filing was suspended.

(2) Income (loss) per share information is presented on a pro forma basis for periods presented prior to the Effective Date.


(3) For purposes of computing the ratio of earnings to fixed charges, earnings consist of income (loss) before income taxes plus fixed charges. Fixed charges consist of interest and amortization of debt expense plus one-third of operating lease expense that we believe is representative of the interest factor. There was a deficiency of earnings to fixed charges for the three months ended December 31, 2000, for the years ended December 31, 2001, 2002 and 2003 of $6.5 million, $3.0 million, $7.3 million and $17.1 million, respectively. For the three months ended March 31, 2004 and 2003, there was a deficiency of earnings to fixed charges of $2.9 million and $4.3 million, respectively.



   SELECTED PRO FORMA FINANCIAL DATA GB HOLDINGS AND ATLANTIC HOLDINGS GIVING
                            EFFECT TO THE TRANSACTION

               The following table sets forth the historical net loss and the book value per share of the common stock of GB Holdings, and the combined per share data for Atlantic Holdings on an unaudited pro forma basis after giving effect to the Transaction, assuming alternatively that (i) holders of 58% of the aggregate principal amount of the Existing Notes outstanding elect to exchange their Existing Notes for New Notes (but the holders of a majority of the aggregate principal amount of the New Notes outstanding have not elected to be paid in or allow conversion, in whole or in part, into Atlantic Holdings Common Stock); (ii) holders of 80% of the aggregate principal amount of the Existing Notes elect to exchange their Existing Notes for New Notes (but the holders of a majority of the aggregate principal amount outstanding have not elected to either be paid in or allow conversion, in whole or in part, into Atlantic Holdings Common Stock); and (iii) holders of 100% of the aggregate principal amount of the Existing Notes outstanding elect to exchange their Existing Notes for New Notes (but the holders of a majority of the aggregate principal amount of the New Notes outstanding have not elected to be paid in or allow conversion, in whole or in part, into Atlantic Holdings Common Stock). The following data should be read in connection with the separate historical consolidated financial statements of GB Holdings and pro forma combined financial statements which are included in this solicitation statement and prospectus.

               The unaudited pro forma combined per share data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transaction had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are estimates based on information and assumptions available at the time of the filing of this solicitation statement and prospectus.

               Additional information regarding the pro forma information of GB Holdings and Atlantic Holdings is set forth in the "Notes to the Financial Statements" beginning on page P-1.

                        GB HOLDING, INC. AND SUBSIDIARIES
               (dollars in thousands except income per share data)

PRO FORMA STATEMENT OF OPERATIONS DATA:


                                                                                  YEAR ENDED DECEMBER 31, 2003
                                                             -----------------------------------------------------------------------
                                                                                                   PRO FORMA AT
                                                                               -----------------------------------------------------
                                                                                     100%               80%               58%
                                                               HISTORICAL         EXCHANGED          EXCHANGED         EXCHANGED
                                                             ----------------  -----------------  ----------------  ----------------
Net revenues..............................................   $       170,258   $             --   $       170,258   $       170,258
                                                             ----------------  -----------------  ----------------  ----------------
Expenses:
   Departmental...........................................           146,049                 --           146,049           146,049
   General and administrative.............................            11,582                 --            11,582            11,582
   Depreciation and amortization including provision for
     obligatory investments...............................            16,244                 --            16,012            16,076
   Gain on disposal of assets.............................              (105)                --              (105)             (105)
                                                             ----------------  -----------------  ----------------  ----------------
     Total Expenses.......................................           173,770                 --           173,538           173,602
                                                             ----------------  -----------------  ----------------  ----------------
    Loss from operations..................................            (3,512)                --            (3,280)           (3,344)
                                                             ----------------  -----------------  ----------------  ----------------
Non-operating income (expense):
   Interest income .......................................               627                 --               505               533
   Interest expense.......................................           (12,027)                --            (6,465)           (7,933)
   Debt restructuring costs...............................            (1,843)                --            (3,080)           (3,080)
                                                             ----------------  -----------------  ----------------  ----------------
     Total non-operating expense, net.....................           (13,243)                --            (9,040)          (10,480)
                                                             ----------------  -----------------  ----------------  ----------------
Loss before income taxes .................................           (16,755)                --           (12,320)          (13,824)
Income tax provision .....................................              (958)            (1,342)             (958)             (958)
                                                             ----------------  -----------------  ----------------  ----------------
Net loss..................................................   $       (17,713)  $         (1,342)  $       (13,278)  $       (14,782)
                                                             ================  =================  ================  ================
Basic/diluted loss per common share ......................   $         (1.77)  $          (0.13)  $         (1.33)  $         (1.48)
                                                             ================  =================  ================  ================
   Weighted average common shares outstanding.............        10,000,000         10,000,000        10,000,000        10,000,000
                                                             ================  =================  ================  ================
   Ratio of earnings to fixed charges (1).................                --                N/A                --                --
                                                             ----------------  -----------------  ----------------  ----------------
   Book value per share ..................................   $          9.16                N/A               N/A               N/A
                                                               --------------    ---------------   ---------------    --------------
BALANCE SHEET DATA:
Total assets..............................................   $       227,563
Total long-term debt .....................................           110,000
Shareholder's equity .....................................            91,635



(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of loss before income taxes plus fixed charges. Fixed charges consist of interest and amortization of debt expense plus one-third of operating lease expense that we believe is representative of the interest factor. There was a deficiency of earnings to fixed charges for the year ended December 31, 2003 as historically reported and assuming an 80% and 58% exchange of $17.1 million, $12.5 million and $14.0 million, respectively.

                        GB HOLDING, INC. AND SUBSIDIARIES
               (dollars in thousands except income per share data)


PRO FORMA STATEMENT OF OPERATIONS DATA:


                                                                               THREE MONTHS ENDED MARCH 31, 2004
                                                             -----------------------------------------------------------------------
                                                                                                   PRO FORMA AT
                                                                               -----------------------------------------------------
                                                                                     100%               80%               58%
                                                               HISTORICAL         EXCHANGED          EXCHANGED         EXCHANGED
                                                             ----------------  -----------------  ----------------  ----------------
Net revenues...............................................  $        41,449   $             --   $        41,449   $        41,449
                                                             ----------------  -----------------  ----------------  ----------------
Expenses:
   Departmental............................................           33,726                 --            33,726            33,726
   General and administrative..............................            2,873                 --             2,873             2,873
   Depreciation and amortization including provision for
     obligatory investments................................            4,073                 --             4,015             4,031
                                                             ----------------  -----------------  ----------------  ----------------
     Total Expenses........................................           40,672                 --            40,614            40,630
                                                             ----------------  -----------------  ----------------  ----------------
   Income from operations..................................              777                                  835               819
                                                             ----------------  -----------------  ----------------  ----------------
Non-operating income (expense):
   Interest income ........................................              111                 --               113               112
   Interest expense........................................           (3,051)                --            (1,636)           (2,011)
   Debt restructuring costs................................             (710)                --                --                --
                                                             ----------------  -----------------  ----------------  ----------------
     Total non-operating expense, net......................           (3,650)                              (1,523)           (1,899)
                                                             ----------------  -----------------  ----------------  ----------------
Loss before income taxes ..................................           (2,873)                --              (688)           (1,080)
Income tax provision ......................................             (267)                --              (267)             (267)
                                                             ----------------  -----------------  ----------------  ----------------
Net loss...................................................  $        (3,140)  $             --   $          (955)  $        (1,347)
                                                             ================  =================  ================  ================
Basic/diluted loss per common share .......................  $         (0.31)  $             --   $         (0.10)  $         (0.13)
                                                             ================  =================  ================  ================
   Weighted average common shares outstanding..............       10,000,000              _____        10,000,000        10,000,000
                                                             ================  =================  ================  ================
   Ratio of earnings to fixed charges (1)..................               --                N/A                --                --
                                                             ----------------  -----------------  ----------------  ----------------
   Book value per share ...................................  $          8.85                N/A   $          5.50    $         5.43
                                                             ----------------  -----------------  ----------------  ----------------
BALANCE SHEET DATA:
Total assets...............................................  $       219,865                 --   $       219,284    $      219,299
Total long-term debt ......................................          110,000                 --           110,000           110,000
Shareholder's equity ......................................           88,495                 --            54,968            54,268



(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of loss before income taxes plus fixed charges. Fixed charges consist of interest and amortization of debt expense plus one-third of operating lease expense that we believe is representative of the interest factor. There was a deficiency of earnings to fixed charges for the three months ended March 31, 2004 as historically reported and assuming an 80% and 58% exchange of $2.9 million, $700,000 and $1.1 million, respectively.

            ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. & SUBSIDIARY
               (dollars in thousands except income per share data)

PRO FORMA STATEMENT OF OPERATIONS DATA:



                                                                                   YEAR ENDED DECEMBER 31, 2003
                                                                -------------------------------------------------------------------
                                                                                                   PRO FORMA AT
                                                                                ---------------------------------------------------
                                                                                      100%              80%              58%
                                                                  Historical       Exchanged         Exchanged        Exchanged
                                                                --------------- -----------------  ---------------  ---------------
Net revenues.................................................    $          --   $       170,258   $      170,258   $      170,258
                                                                --------------- -----------------  ---------------  ---------------
Expenses:
   Departmental..............................................               --           146,049          146,049          146,049
   General and administrative................................               --            11,582           11,582           11,582
   Depreciation and amortization including provision for
     obligatory investments..................................               --            15,955           15,902           15,843
   Gain on disposal of assets................................               --              (105)            (105)            (105)
                                                                --------------- -----------------  ---------------  ---------------
     Total Expenses..........................................               --           173,481          173,428          173,369
                                                                --------------- -----------------  ---------------  ---------------
   Loss from operations......................................               --            (3,223)          (3,170)          (3,111)
                                                                --------------- -----------------  ---------------  ---------------
Non-operating income (expense):
   Interest income...........................................                                488              505              533
   Interest expense..........................................                             (5,131)          (4,088)          (2,942)
   Debt restructuring costs..................................               --            (3,080)          (3,080)          (3,080)
                                                                --------------- -----------------  ---------------  ---------------
     Total non-operating expense, net........................               --            (7,723)          (6,663)          (5,489)
                                                                --------------- -----------------  ---------------  ---------------
Loss before income taxes.....................................               --           (10,946)          (9,833)          (8,600)
Income tax provision.........................................               --              (958)            (958)            (958)
                                                                --------------- -----------------  ---------------  ---------------
Net loss.....................................................    $          --   $       (11,904)  $      (10,791)  $       (9,558)
                                                                =============== =================  ===============  ===============
Basic/diluted loss per common share..........................    $               $         (4.33)  $        (7.44)  $        (3.14)
                                                                =============== =================  ===============  ===============
   Weighted average common shares outstanding................               --         2,750,000        1,450,000        3,045,000
                                                                =============== =================  ===============  ===============
   Ratio of earnings to fixed charges (1)....................              N/A                --               --               --
                                                                --------------- -----------------  ---------------  ---------------
   Book value per share......................................              N/A               N/A              N/A              N/A
                                                                --------------- -----------------  ---------------  ---------------
BALANCE SHEET DATA:
Total assets.................................................    $           1
Total long-term debt.........................................               --
Shareholder's equity.........................................                1

(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of loss before income taxes plus fixed charges. Fixed charges consist of interest and amortization of debt expense plus one-third of operating lease expense that we believe is representative of the interest factor. There was a deficiency of earnings to fixed charges for the year ended December 31, 2003 assuming a 100% exchange, an 80% exchange and a 58% exchange of $11.0 million, $9.9 million and $8.7 million, respectively.

            ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. & SUBSIDIARY
               (dollars in thousands except income per share data)

PRO FORMA STATEMENT OF OPERATIONS DATA:

                                                                                THREE MONTHS ENDED MARCH 31, 2004
                                                                -------------------------------------------------------------------
                                                                                                   PRO FORMA AT
                                                                                 --------------------------------------------------
                                                                                      100%              80%              58%
                                                                  Historical        Exchanged        Exchanged        Exchanged
                                                                ---------------  ----------------  ---------------  ---------------
Net revenues..................................................   $          --   $        41,449   $       41,449   $       41,449
                                                                ---------------  ----------------  ---------------  ---------------
Expenses:
   Departmental...............................................              --            33,726           33,726           33,726
   General and administrative.................................              --             2,873            2,873            2,873
   Depreciation and amortization including provision for
     obligatory investments...................................              --             4,001            3,987            3,973
                                                                ---------------  ----------------  ---------------  ---------------
     Total Expenses...........................................              --            40,600           40,586           40,572
                                                                ---------------  ----------------  ---------------  ---------------
   Income from operations.....................................              --               849              863              877
                                                                ---------------  ----------------  ---------------  ---------------
Non-operating income (expense):
   Interest income............................................                               115              113              112
   Interest expense...........................................                            (1,295)          (1,035)            (748)
   Debt restructuring costs...................................              --                --               --               --
                                                                ---------------  ----------------  ---------------  ---------------
     Total non-operating expense, net.........................              --            (1,180)            (922)            (636)
                                                                ---------------  ----------------  ---------------  ---------------
Income (loss) before income taxes.............................              --              (331)             (59)             241
Income tax provision..........................................              --              (267)            (267)            (267)
                                                                ---------------  ----------------  ---------------  ---------------
Net loss......................................................   $          --   $          (598)  $         (326)  $          (26)
                                                                ===============  ================  ===============  ===============
Basic/diluted loss per common share...........................   $          --   $         (0.22)  $        (0.22)  $        (0.01)
                                                                ===============  ================  ===============  ===============
   Weighted average common shares outstanding.................              --         2,750,000        1,450,000        3,045,000
                                                                ===============  ================  ===============  ===============
   Ratio of earnings to fixed charges (1).....................             N/A                --               --             1.24
                                                                ---------------  ----------------  ---------------  ---------------
   Book value per share.......................................             N/A   $         31.99   $        75.71   $        43.93
                                                                ---------------  ----------------  ---------------  ---------------
BALANCE SHEET DATA:
Total assets..................................................   $           1   $       219,272   $      219,091   $      218,892
Total long-term debt..........................................              --           110,000           88,000           63,800
Shareholder's equity..........................................               1            87,969          109,775          133,761


(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of loss before income taxes plus fixed charges. Fixed charges consist of interest and amortization of debt expense plus one-third of operating lease expense that we believe is representative of the interest factor. There was a deficiency of earnings to fixed charges for the three months ended March 31, 2004 assuming a 100% exchange and an 80% exchange of $340,000 and $270,000, respectively.

                                 CAPITALIZATION

ATLANTIC HOLDINGS


               The following table sets forth the consolidated capitalization of Atlantic Holdings and its subsidiary as of March 31, 2004 on an actual basis, as adjusted to give effect to the Transaction assuming 58% exchange, as adjusted to give effect to the exchange offer assuming 80% exchange, and as adjusted to give effect to the exchange offer assuming 100% exchange:




                                                                                         As of March 31, 2004
                                                                  ------------------------------------------------------------------
                                                                                               Pro Forma
                                                                  ------------------------------------------------------------------
                                                                                As adjusted        As adjusted        As adjusted
                                                                   Actual      (58% exchange)     (80% exchange)    (100% exchange)
                                                                  ----------  -----------------  ----------------- -----------------
                                                                                        ($ in thousands)
Cash and cash equivalents........................................  $      1    $        21,116   $         18,681   $        16,468
                                                                  ----------  -----------------  ----------------- -----------------
Long-term debt, net of current maturities........................  $     --    $        63,800   $         88,000   $       110,000
                                                                  ----------  -----------------  ----------------- -----------------
Shareholders' Equity:
   Preferred stock, par value $.01 per share; 5,000,000 shares
     authorized, 0 shares outstanding ...........................        --                 --                 --                --
   Common stock, par value $0.01 per share; 20,000,000 shares authorized; shares issued and outstanding listed by
     scenario below                                                      --                 30                 15                28
   Additional paid in capital....................................         1            100,031             76,760            87,941
   Warrants outstanding..........................................        --             33,700             33,000                --
   Accumulated deficit...........................................        --                 --                 --                --
                                                                  ----------  -----------------  ----------------- -----------------
     Total shareholders' equity..................................         1            133,761            109,775            87,969
                                                                  ----------  -----------------  ----------------- -----------------
Total capitalization.............................................  $      2    $       218,677   $        216,456   $       214,437
                                                                  ==========  =================  ================= =================

GB HOLDINGS


               The following table sets forth the consolidated capitalization of GB Holdings and its subsidiaries as of March 31, 2004 on an actual basis, as adjusted to give effect to the Transaction assuming 58% exchange, as adjusted to give effect to the exchange offer assuming 80% exchange, and as adjusted to give effect to the exchange offer assuming 100% exchange:



                                                                                      As of March 31, 2004
                                                             -----------------------------------------------------------------------
                                                                                           Pro Forma
                                                             -----------------------------------------------------------------------
                                                                              As adjusted        As adjusted        As adjusted
                                                                Actual      (58% exchange)      (80% exchange)    (100% exchange)
                                                             ------------- ------------------  ----------------- -------------------
                                                                                      ($ in thousands)
Cash and cash equivalents.................................   $     28,061   $         21,115    $        18,680   $              --
                                                             ------------- ------------------  ----------------- -------------------
Long-term debt:
   Existing Notes.........................................   $    110,000   $         46,200    $        22,000   $              --
   New Notes..............................................             --             63,800             88,000                  --
                                                             ------------- ------------------  ----------------- -------------------
Long-term debt, net of current maturities.................        110,000            110,000            110,000                  --
                                                             ------------- ------------------  ----------------- -------------------
Warrants in Atlantic Holdings.............................             --             33,700             33,000                  --
Shareholders' Equity:
   Preferred stock, par value $.01 per share; 5,000,000
     shares authorized, 0 shares outstanding..............             --                 --                 --                  --
   Common stock, par value $0.01 per share;20,000,000
     shares authorized; 10,000,000 shares issued and
     outstanding..........................................            100                100                100                  --
   Additional paid in capital.............................        124,900             91,200             91,900                  --
   Accumulated deficit....................................        (36,505)           (37,032)           (37,032)                 --
                                                             ------------- ------------------  ----------------- -------------------
     Total shareholders' equity...........................         88,495             54,268             54,968                  --
                                                             ------------- ------------------  ----------------- -------------------
Total capitalization......................................   $    226,556   $        219,083    $       216,648   $              --
                                                             ============= ==================  ================= ===================

                                  RISK FACTORS

               In deciding whether to approve the Transaction, GB Holdings and Atlantic Holdings urge you to read this Proxy Statement and Prospectus and the documents annexed to this Proxy Statement and Prospectus carefully. You should also consider the Risk Factors described below.


                     RISK FACTORS RELATED TO THE TRANSACTION

If the Transaction is not approved by the stockholders of GB Holdings or not completed, GB Property and the guarantors of the Existing Notes, which include GB Holdings and Greate Bay Hotel, may be unable to pay the principal due on the Existing Notes at maturity.

               The Board believes that the completion of the Transaction is critical to the continuing viability of The Sands. The Existing Notes mature on September 29, 2005, and are guaranteed by GB Holdings and Greate Bay Hotel. GB Property and the guarantors of the Existing Notes do not currently anticipate having sufficient cash to repay the outstanding principal amount of the Existing Notes at maturity, absent a refinancing of the Existing Notes. The purpose of the Transaction is to exchange the Existing Notes for New Notes which will have the effect of extending the maturity date of the Existing Notes, reducing the rate of interest and delaying the payment of interest until maturity of the New Notes in 2008 in order for GB Holdings and its affiliates to have more available cash to improve GB Holdings' financial performance. If the Transaction is not approved, GB Holdings will need to pursue alternative methods to refinance the Existing Notes, or seek other forms of financing. GB Holdings currently has no arrangement for an alternative method to refinance the Existing Notes and is not seeking new financing, and there can be no assurance that such alternatives can be arranged on favorable terms, if at all. Even if the stockholders of GB Holdings holding a majority of the outstanding shares of common stock of GB Holdings vote to approve the proposal, GB Holdings cannot guarantee that the Transaction will be completed. If the Transaction is not completed, and GB Holdings is unable to refinance the Existing Notes or obtain additional financing, GB Holdings may not be able to pay the Existing Notes at their maturity in 2005, which would mean that GB Holdings could be required to file for or be forced to resort to bankruptcy protection. In addition, if GB Holdings is unable to consummate the Transaction then Greate Bay Hotel may be unable to obtain renewal of its casino license when renewal is required in 2004.

As the Holders of a significant amount of New Notes and common stock of GB Holdings, affiliates of Carl C. Icahn will have substantial influence over GB Holdings and Atlantic Holdings, and such affiliates may have interests which differ from other holders.


               Affiliates of Carl C. Icahn (i) beneficially own approximately 77% of the total voting power of GB Holdings; (ii) own approximately 58% aggregate principal amount outstanding of the Existing Notes; and (iii) following the consummation of the Transaction may own at least 58% of the aggregate principal amount outstanding of the New Notes. Affiliates of Mr. Icahn have indicated their support of the Transaction, their intent to vote in favor of the Transaction, and their intent to tender for exchange their Existing Notes, although such affiliates have not entered into any agreements or other arrangements requiring such holders to vote in favor of the Transaction and such affiliates are free to decide not to vote in favor of the Transaction. As such, Mr. Icahn's affiliates will have substantial influence and control over matters voted upon by stockholders (such as the election of the directors to the Board of Directors of GB Holdings, mergers and sale of assets involving GB Holdings and other matters upon which stockholders, of either GB Holdings or Atlantic Holdings, vote). This power, in turn, gives them substantial control over the business of both GB Holdings and Atlantic Holdings. As a result, upon completion of the Transaction, affiliates of Mr. Icahn may (i) beneficially own approximately 77% of the common stock of GB Holdings; (ii) beneficially own approximately 63.4% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, and if more than 58%, but less than 100% of the Existing Notes exchange for the New Notes these affiliates may beneficially own up to an additional 23.5% of the outstanding Atlantic Common Stock because of such affiliates ownership of 77% of the outstanding common stock of GB Holdings;
(iii) own at least 58% of the
outstanding amount of the New Notes; and (iv) control the Atlantic Holdings Common Stock held by GB Holdings through its beneficial ownership of approximately 77% of the outstanding common stock of GB Holdings. Therefore, Mr. Icahn's affiliates may have the ability to:

               o    elect the Board;

               o approve transactions of GB Holdings that may have a significant impact including mergers or a sale of all, or substantially all, of the assets of GB Holdings;

               o determine when and whether the New Notes will be paid in cash at maturity or paid in or convertible into Atlantic Holdings Common Stock, at or prior to, maturity;

               o    waive events of default under the New Indenture;

               o    approve certain amendments to the New Indenture;

               o approve the subordination of the liens securing the New Notes to liens securing newly incurred debt that, as a result, will rank senior to such liens;

               o    approve the release of collateral securing the New Notes;
                    and

               o direct the actions of the trustee under the New Indenture governing the New Notes.

               Additionally, affiliates of Mr. Icahn are actively involved in the gaming industry and casinos owned or managed by him or his affiliates may directly or indirectly compete with GB Holdings and Atlantic Holdings. The potential for conflicts of interest exists among GB Holdings or Atlantic Holdings, and Mr. Icahn for future business opportunities. Mr. Icahn may pursue other business opportunities and there is no agreement requiring that such additional business opportunities be presented to GB Holdings or Atlantic Holdings.


               At the request of GB Holdings, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, has provided a commitment letter, dated January 30, 2004, in which Ealing has agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter, the revolving credit facility will expire on June 30, 2005, and borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon the consummation of the Transaction the obligation will be assumed by Atlantic Holdings and the lien will be senior to the New Notes. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.


Upon consummation of the Transaction, GB Holdings' sole asset will be Atlantic Holdings Common Stock which will have limited liquidity.

               Immediately upon consummation of the Transaction, assuming less than 100% of the Existing Notes are exchanged, GB Holding will be the sole owner of Atlantic Holdings Common Stock and such stock will be its sole asset. If less than 100% of the Existing Notes are exchanged, there will be no "public float" of Atlantic Holdings Common Stock (i.e., shares owned by persons and entities unaffiliated with Atlantic Holdings) immediately upon consummation of the Transaction. Upon completion of the Transaction, it is anticipated that affiliates of Mr. Icahn may beneficially own an amount of the Atlantic Holdings Common Stock that is approximately 63.4% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, and if more than 58%, but less than 100% of the Existing Notes exchange for the New Notes such affiliates may beneficially own up to an additional 23.5% of the outstanding Atlantic Holdings Common Stock because of such affiliates ownership of 77% of the outstanding common stock of GB Holdings. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ATLANTIC HOLDINGS AND GB HOLDINGS" as set forth on page
115. The market price of Atlantic Holdings Common Stock, accordingly, may not be indicative of the market price of Atlantic Holdings Common Stock in a more liquid market or of Atlantic Holdings' financial performance or business prospects.

The substantial debt of Atlantic Holdings and GB Holdings could adversely affect Atlantic Holdings.


               After the completion of the Transaction, it is anticipated that Atlantic Holdings and GB Holdings will have a significant amount of debt outstanding. Pursuant to the terms of the Contribution Agreement among GB Holdings, Greate Bay Hotel, and Atlantic Holdings, Atlantic Holdings will undertake to provide to GB Holdings the funds necessary to continue to pay scheduled interest on the Existing Notes that remain outstanding after the completion of the Transaction, through their maturity date on September 29, 2005, subject to sufficient funds being available to make such payments. You should be aware that this level of debt could have important consequences to you, as a stockholder of GB Holding and as a stockholder or holder of Warrants of Atlantic Holdings, if the Transaction is consummated. Below, GB Holdings and Atlantic Holdings have identified some of the material potential consequences resulting from this significant amount of debt.

               o Significant payments may be required to be paid to GB Holdings for interest payments on the unexchanged Existing Notes and operating expenses of GB Holdings pursuant to the terms of the Contribution Agreement between GB Holdings, Greate Bay Hotel and Atlantic Holdings, thereby reducing the amount of cash available for other purposes, including reinvestment in Atlantic Holdings;


               o Atlantic Holdings may be unable to obtain additional financing for working capital, capital expenditures, acquisitions and general corporate purposes; and

               o Atlantic Holdings' ability to adjust to changing market conditions may be hampered.

               Atlantic Holdings cannot assure you that it will continue to generate sufficient cash flow to enable it to meet its working capital and capital expenditure requirements or pay Atlantic Holdings' principal and interest obligations under the New Notes when the same become due and payable in 2008. If Atlantic Holding is not able to generate sufficient cash flow from operations or to borrow sufficient funds to service its debt, it may be required to sell assets or allow GB Holdings to default on the Existing Notes, reduce capital expenditures, refinance all or a portion of Atlantic Holding or GB Holdings' existing debt including the Existing Notes, or obtain additional financing.

               Atlantic Holding and its affiliates may be able to incur substantial additional indebtedness in the future. Although Atlantic Holdings' ability to incur additional debt will be restricted under the covenants contained in the New Indenture, these restrictions are subject to a number of qualifications and exceptions, and the indebtedness incurred in compliance with these restrictions could be substantial. To the extent new debt is added to Atlantic Holdings' currently anticipated debt levels, the substantial leverage risks described above would increase. Also, these restrictions do not prevent Atlantic Holdings from incurring obligations that do not constitute indebtedness.

If the Transaction is not completed Greate Bay Hotel may be unable to obtain renewal from the CCC of the casino license that is necessary to operate The Sands due to the outstanding debt of GB Holdings.



               Pursuant to New Jersey law, Greate Bay Hotel is required to maintain a casino license in order to operate The Sands. See "-- RISK FACTORS RELATED TO THE GAMING INDUSTRY -- Gaming is a regulated industry and changes in the law could have a material adverse effect on our ability to conduct gaming" as set forth on page 44. The gaming licenses required to own and operate The Sands must be renewed in 2004, which requires that the CCC determine that Greate Bay Hotel and GB Holdings are financially stable. In order to be found "financially stable" under NJCCA, Greate Bay Hotel and GB Holdings must demonstrate among other things, their ability to pay, exchange, or refinance debts that mature or otherwise become due and payable during the license term, or to otherwise manage such debts. If the CCC determines that GB Holdings is unable to make the required payments pursuant to the Existing Notes or pay the principal when it becomes due in 2005, Greate Bay Hotel may be unable to obtain renewal of the casino license required to own and operate The Sands. Greate Bay Hotel's inability to obtain renewal of its casino license will have a material adverse effect on GB Holdings.



You cannot control what kind of Atlantic Holdings Security you would receive as part of the Transaction.

               Whether you receive Atlantic Holdings Common Stock or Warrants is determined by the percentage of the aggregate principal amount outstanding of the Existing Notes that holders of such Existing Notes agree to exchange for the New Notes as part of the Exchange Offer. If the holders of 100% of the $110 million aggregate principal amount outstanding of Existing Notes agree to exchange such Existing Notes for New Notes, GB Holdings will distribute 0.275 shares of Atlantic Holdings Common Stock to you for every one share of the common stock of GB Holdings that you currently own. If the holders of less than 100% of the $110 million aggregate principal amount outstanding of Existing Notes agree to exchange such notes for New Notes, GB Holdings will distribute Warrants to purchase 0.275 shares of Atlantic Common Stock to you for every share of the common stock of GB Holdings that you currently own. You will not have an opportunity to select whether you receive Atlantic Holdings Common Stock or Warrants; you can only vote to approve or reject the Transaction in its entirety.

The Warrants, are not exercisable until the occurrence of specified conditions, may only be exercisable for a limited period of time, may not be exercisable immediately, and are significantly different from an equity security.

               The Warrants are not immediately exercisable. The Warrants will only become exercisable at the election of the holders at any time following the earlier of (i) the conversion of one or more of the New Notes or the payment in the form of shares of Atlantic Holdings Common Stock as full satisfaction of the principal and accrued interest due pursuant to the New Notes; (ii) a determination by a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) that the Warrants may be exercised; and (iii) payment in full of the outstanding principal amount of the Existing Notes which have not been exchanged for the New Notes. Neither Atlantic Holdings nor GB Holdings can make an accurate prediction as to exactly when or if any of these conditions will be satisfied. While the Existing Notes are scheduled to mature on September 28, 2005, neither Atlantic Holdings nor GB Holdings will provide any assurance that GB Holdings can have sufficient funds to pay the principal upon maturity.

               The Warrants will expire on the seven year anniversary of the date of issuance. In the alternative, the Board of Directors of Atlantic Holdings may elect at any time following the date on which the Warrants become exercisable to provide notice to the holders of the Warrants that the Warrants will automatically cancel at least 90 days following the date of such notice, unless exercised prior to such date. Consequently, if the Board of Directors of Atlantic Holdings elects, you may have only a 90-day period beginning on the date the Warrants become exercisable to exercise the Warrants.


               The Board of Directors of Atlantic Holdings has not determined the circumstances in which it will declare the Warrants exercisable, however such board has indicated that in determining whether or when to allow the stockholders to exercise the Warrants, it would consider a variety of factors including, but not limited to, general market factors, Atlantic Holdings' need for additional financing, business opportunities of Atlantic Holdings, Atlantic Holdings' ability to enter into transactions, the business and financial prospects of The Sands, Atlantic Holdings and ACE Gaming, and other economic factors affecting the nation in general, the Atlantic City Market or the gaming industry.


               Affiliates of Mr. Icahn own approximately 58% of the Existing Notes, have indicated their intent to tender for exchange their Existing Notes, and following such exchange, they will own a majority of the New Notes. Such affiliates may cause the New Notes to be paid in Atlantic Holdings Common Stock at any time, in their sole discretion (thereby allowing the Warrants to be exercised). In determining whether or when to cause the New Notes to be paid in Atlantic Holdings Common Stock, they may consider a variety of factors, including, but not limited to, the results of operations and the financial condition of Atlantic Holdings and ACE Gaming, the general market conditions affecting Atlantic Holdings and ACE Gaming, whether such affiliates want to obtain ownership rights of the Atlantic Holdings Common Stock which they are entitled to in connection with the Warrants or their New Notes in order to be in a position to exercise their respective rights as stockholders, whether such affiliates find it advantageous to themselves to eliminate the debt created by the New Notes, the business and financial prospects of The Sands, Atlantic Holdings and ACE Gaming, and other general economic factors generally affecting the country and the gaming industry in particular. However, such affiliates have advised Atlantic Holdings that they have not determined benchmarks or standards in this regard and reserve the right to cause the New Notes to be paid in or convertible into Atlantic Holdings Common Stock at any time in their sole discretion.

               For a holder to exercise the Warrants, once they are exercisable, there must be a current registration statement in effect with the SEC and qualification with or approval from various state securities agencies with respect to the shares of Atlantic Holdings Common Stock underlying the Warrants, or an opinion of counsel for Atlantic Holdings that there is an effective exemption from registration. As long as the Warrants remain exercisable, Atlantic Holdings may be required to file a registration statement with the SEC and have such registration statement declared effective. There can be no assurance, however, that such registration statement can be kept current. If a registration statement covering such shares of Atlantic Holdings Common Stock is not kept current for any reason, or if the shares of Atlantic Holdings Common Stock underlying the Warrants are not registered in the state in which a holder resides, the Warrants will not be exercisable and will be deprived of any value.

               Prior to the exercise of the Warrants, the holders will not have any rights as stockholders of Atlantic Holdings. In this regard, the holders of the Warrants will not be entitled to elect directors of Atlantic Holdings, will have no voting rights, will not be entitled to approve corporate actions and will not be eligible to receive dividends, if any.

As soon as reasonably practicable following consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the AMEX and the delisting of the common stock of GB Holdings from trading on the AMEX will make it more difficult for you to sell your shares of common stock of GB Holdings.

               AMEX rules provide that an issuer may voluntarily withdraw a security from listing on the AMEX upon written notice to the AMEX, provided the issuer complies with all applicable state laws in effect in the state in which it is incorporated. GB Holdings intends to voluntarily withdraw the common stock of GB Holdings from listing on the AMEX.

               Once the common stock of GB Holdings is delisted from trading on the AMEX, trading, if any, in the common stock of GB Holdings may continue to be conducted on the OTC Bulletin Board or in privately negotiated transactions. The price of the common stock of GB Holdings may also be quoted in the "pink sheets." Delisting of the common stock of GB Holdings may result in, among other things, limited release of the market price of the common stock of GB Holdings and limited company news coverage and could restrict investors' interest in the common stock as well as materially adversely affect the trading market and prices for the common stock of GB Holdings and its ability to issue additional securities or to secure additional financing.

               After the common stock of GB Holdings is delisted, GB Holdings may de-register its common stock. If GB Holdings de-registers its common stock, there will be no trading market for you to sell your securities and the value of common stock of GB Holdings could decrease significantly.

Libra Securities, LLC was previously retained by an affiliate of GB Holdings.


               On December 11, 2002, prior to its retention by the Special Committee, Libra Securities, LLC entered into an engagement agreement with American Real Estate Partners, L.P., a limited partnership affiliated with Mr. Icahn and which as of October 10, 2003 directly beneficially owned 3,627,711 shares of common stock of GB Holdings (36.28% of the common stock of GB Holdings). In such engagement, the Audit Committee of American Property Investors, Inc., the general partner of American Real Estate Partners, retained Libra Securities to provide a fairness opinion to American Real Estate Partners in connection with American Real Estate Partners' possible acquisition of certain Existing Notes and common stock of GB Holdings owned by other affiliates of Mr. Icahn. Libra Securities was paid an engagement fee of $50,000 pursuant to this agreement. Libra Securities engaged in a preliminary discussion with the Audit Committee of the Board of Directors of American Property Investors, Inc. with respect to various possible methods to value GB Holdings. In such discussion, Libra Securities indicated that it expected to use the Comparable Transaction Approach, the Market Multiple Approach and the Discounted Cash Flow Approach as part of the analyses to be conducted by it in connection with its proposed fairness opinion. However, the transaction did not proceed, Libra Securities did not make any determination of the value of GB Holdings, and Libra Securities did not provide a report or opinion to the Audit Committee of American Property Investors, Inc.

               The Special Committee was aware of the terminated relationship between Libra Securities and American Real Estate Partners.


An active trading market for the shares of Atlantic Holding Common Stock and/or Warrants is not likely to develop, and even if such a market does develop, the market price of the shares of Atlantic Holding Common Stock may be less than the market price of a share of common stock of GB Holdings.

               Prior to this Transaction, you could not buy or sell shares of Atlantic Holdings Common Stock or Warrants. An active public trading market for Atlantic Holdings Common Stock or Warrants is not likely to develop or continue after the consummation of the Transaction. Even if such a market does develop, the market price of shares of Atlantic Holdings Common Stock or Warrants after this offering may be volatile and could be less than the market price of shares of common stock of GB Holdings or the historical per share book value of the assets of GB Holdings as a result of any of the following factors, some which are beyond Atlantic Holdings' control:


               o The complexity of the terms of the Transaction, the corporate structure or Atlantic Holdings' capitalization upon completion of the Transaction;

               o    Liabilities that Atlantic Holdings has or may have;

               o The interest level of investors in purchasing the shares of Atlantic Holdings Common Stock and Warrants after the Transaction;

               o The trading market of common stock of GB Holdings, if any, could reduce the market price of the shares of Atlantic Holdings Common Stock and Warrants; and

               o Affiliates of Carl C. Icahn may sell their shares of common stock of GB Holdings in private transactions or otherwise at any time, which could have a similar effect on the market price for the outstanding shares of common stock of GB Holdings and, indirectly, the shares of Atlantic Holdings Common Stock and Warrants.


               Atlantic Holdings does not currently intend to list the Atlantic Holdings Common Stock and Warrants on any securities exchange, which will further inhibit the development of an active trading market for such securities. If any active market develops in the future, it may not be sustained or provide you a means to sell your shares. In addition, the market price of Atlantic Holdings Common Stock and Warrants could decline below the price you paid for your shares of common stock of GB Holdings. Prices for the Atlantic Holdings Common Stock and Warrants will be determined in the marketplace and may be influenced by many factors, including variations in Atlantic Holdings' financial results, changes in earnings estimates by industry research analysts, investors' perceptions of Atlantic Holdings and general economic, industry and market conditions.

Affiliates of Carl C. Icahn will receive registration rights relating to Atlantic Holdings Common Stock in connection with the Transaction.


               Affiliates of Carl C. Icahn will receive registration rights in connection with the Transaction because they are "affiliates" of Atlantic Holding (as such term is defined under federal securities laws) and their ability to sell such shares would be significantly limited without such registration rights. The registration rights will give them the right, subject to certain conditions, to, at their election, require Atlantic Holdings to register, at Atlantic Holdings' expense, their Atlantic Holdings Common Stock for resale by such affiliates. This will increase their ability to sell their shares of Atlantic Holdings Common Stock, which could have a substantial effect on the trading market for Atlantic Holdings Common Stock. The other holders of the common stock of GB Holdings will receive no registration rights or comparable benefit, with respect to any shares of Atlantic Holdings Common Stock or warrants which they receive, as part of the Transaction. See "RISK FACTORS -- An active trading market for the shares of Atlantic Holdings Common Stock and/or Warrants is not likely to develop, and even if such a market does develop, the market price of the shares of Atlantic Holdings Common Stock may be less than the market price of a share of common stock of GB Holdings" and -- "As the holders of a significant amount of New Notes and common stock of GB Holdings, affiliates of Carl C. Icahn will have substantial influence over GB Holdings and Atlantic Holdings, and such affiliates may have interests which differ from other holders" as set forth above on pages 36 and 32, respectively.


GB Holdings or its subsidiaries may incur additional indebtedness secured by liens ranking senior to the liens securing the New Notes.


               At the request of GB Holdings, Ealing has provided a commitment letter, dated January 30, 2004, in which Ealing has agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter, the revolving credit facility will expire on June 30, 2005, borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon the consummation of the Transaction the obligation will be assumed by Atlantic Holdings and the lien will be senior to the New Notes. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, GB Holdings will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether GB Holdings will need to borrow funds for working capital. If GB Holdings executes such definitive agreements, Ealing will have a first priority lien on the assets of GB Holdings and its subsidiaries and any lien arising out of the New Indenture will be subordinate to Ealing's lien until the later of the expiration of the revolving credit facility and such time as all borrowings and interest accrued have been repaid to Ealing. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.

Atlantic Holdings may still need additional financing following the Transaction, which may not be available.



        The Transaction will eliminate a significant portion of the required semi-annual interest payments on the Existing Notes and provide Atlantic Holdings with sufficient cash to cover Atlantic Holdings' estimated funding needs. After giving effect to the Transaction Atlantic Holdings may need further additional funding to address Atlantic Holdings' business needs and concerns. Atlantic Holdings' actual funding requirements could vary materially. Atlantic Holdings may have to raise more funds than expected to remain competitive. Currently there is no commitment or agreement for any additional financing and there are no assurances that Atlantic Holdings will be able to obtain such financing, if and when needed, on acceptable terms, if at all. See "-- RISK FACTORS RELATED TO THE BUSINESS OF ATLANTIC HOLDINGS" as set forth below.



GB Holdings' ability to fulfill its obligations will be dependent on Atlantic Holdings' operating income and cash flow.

               Following consummation of the Transaction, GB Holdings will be the obligor of the Existing Notes. GB Holdings expects to derive its operating income and cash flow from Atlantic Holdings, pursuant to the Contribution Agreement. Accordingly, GB Holdings will be dependent on the earnings and cash flow of, and semi-annual payments from, Atlantic Holdings to pay interest on the Existing Notes as well as normal operating costs and taxes that will continue to be incurred after the completion of the Transaction.

               Atlantic Holdings is a holding company and will have no operating income of its own. Atlantic Holdings' ability to make payments on the Notes is dependent on receiving distributions and other payments from ACE Gaming.

The assets of Greate Bay Hotel and GB Holdings may be subject to a claim of a fraudulent conveyance.


               Under relevant federal and state fraudulent conveyance statutes, generally stated and subject to certain exceptions, if a court found that at the time the Transaction was completed, (i) GB Holdings, Greate Bay Hotel and Atlantic Holdings effected the Transaction with the actual intent of hindering, delaying, or defrauding creditors, such as the holders who did not exchange their Existing Notes; or (ii) GB Property or the guarantors of the Existing Notes remaining property constituted unreasonably small capital to pay its or their debts, including the Existing Notes (i.e., the value of the Atlantic Holdings Common Stock is insufficient); or (iii) Atlantic Holdings, GB Property or the guarantors of the Existing Notes were insolvent at the time the Transaction was consummated or became insolvent as a result of the Transaction, such court could take action and apply remedies detrimental to the holders of the New Notes, including voiding the transfer of the assets to Atlantic Holdings and the liens securing the New Notes.


               The measure of insolvency for purposes of a fraudulent conveyance claim will vary depending upon the law of the applicable jurisdiction. Generally, however, a company will be considered insolvent at a particular time if the sum of its debts at that time is greater than the then fair value of its assets or if the fair saleable value of its assets at that time is less than the amount that would be required to pay its probable liability on its existing debts as they mature. There can be no assurance that a court would not determine that the Transaction constituted a fraudulent conveyance. The cash payment made to holders of Existing Notes will result in a transfer of liquid assets of GB Holdings to holders of the Existing Notes as part of the Exchange Offer.

               As part of the Exchange Offer, holders of the Existing Notes who tender such Existing Notes in exchange for New Notes will receive $100 in cash (the "Cash Payment") for every $1,000 in principal amount of Existing Notes tendered for exchange.

You should consider the U.S. federal income tax consequences of the Transaction.


               In the event that the distribution consists of Warrants, such distribution should be (i) a taxable dividend to the extent of GB Holdings' current or accumulated earnings and profits, then (ii) a non-taxable return of basis to the extent of your tax basis in your GB Holdings common stock, and then
(iii) taxable gain from the sale or exchange of your GB Holdings common stock, which should result in capital gain taxed at long-term capital gains rates assuming that you held your GB Holdings common stock for more than 12 months. In the event that the distribution consists of Atlantic Holdings Common Stock, such distribution would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. For more information, please see the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" beginning on page 131 of this proxy statement/prospectus. You should consult your tax advisor as to the U.S. federal, state, local and any foreign tax consequences of the Transaction.


            RISK FACTORS RELATED TO THE BUSINESS OF ATLANTIC HOLDINGS

Atlantic Holdings is a newly formed company and has no operating history.

               Atlantic Holdings is a newly formed wholly-owned subsidiary of Greate Bay Hotel. Following the approval of the stockholders of GB Holdings, GB Holdings will transfer all of its assets to Greate Bay Hotel (except the stock of Greate Bay Hotel) and Greate Bay Hotel will transfer all of the assets received from GB Holdings and substantially all of its assets (except for the stock of Atlantic Holdings) to Atlantic Holdings in exchange for the Atlantic Holdings Securities. Atlantic Holdings will subsequently assign substantially all of its assets (except for an amount of cash that Atlantic Holdings will pay to holders of Existing Notes that elect to exchange for New Notes), not including the membership interest in ACE Gaming, to ACE Gaming. Following this transfer, Atlantic Holdings' sole asset will be 100% of the membership interest in ACE Gaming. Atlantic Holdings has no operating history nor historical financial results for investors to evaluate except for GB Holdings' historical consolidated financial results. After consummation of the Transaction, GB Holdings' historical financial results may not be indicative of GB Holdings' future operating results. As a result, no assurances can be given that Atlantic Holdings will be successful or profitable.

Atlantic Holdings' quarterly operating results are subject to fluctuations and seasonality, and if Atlantic Holdings fails to meet the expectations of securities analysts or investors, Atlantic Holdings' share price may decrease significantly.

               Atlantic Holdings' quarterly operating results are expected to be highly volatile and subject to unpredictable fluctuations due to unexpectedly high or low losses, changing customer tastes and trends, unpredictable patron gaming volume, the proportion of table game revenues to slot game revenues, weather and discretionary decisions by The Sands' patrons regarding frequency of visits and spending amounts. Atlantic Holdings' operating results for any given quarter may not meet analyst expectations or conform to the operating results of Atlantic's local, regional or national competitors. If Atlantic Holdings' operating results do not conform to such expectations our share price and the marketability of the New Notes and their prices will be adversely affected. Conversely, favorable operating results in any given quarter may be followed by an unexpected downturn in subsequent quarters.

Atlantic Holdings will need to increase capital expenditures to compete effectively.

               Capital expenditures, such as room refurbishments, amenity upgrades and new gaming equipment, are necessary from time to time to preserve the competitiveness of The Sands. The gaming industry market is very competitive and is expected to become more competitive in the future. If cash from operations is insufficient to provide for needed levels of capital expenditures, The Sands' competitive position could deteriorate if Atlantic Holdings or Ace Gaming is unable to borrow funds for such purposes. In addition, the indentures governing the New Notes limit Atlantic Holdings' ability to make capital expenditures.

If Atlantic Holdings fails to offer competitive products and services or maintain the loyalty of The Sands' patrons, its business will be adversely affected.

               In addition to capital expenditures, GB Holdings is, and Atlantic Holdings will be, required to anticipate the changing tastes of The Sands' patrons and offer both competitive and innovative products and services to ensure that repeat patrons return and new patrons visit The Sands. The demands of meeting Atlantic Holdings' debt service payments and the need to make capital expenditures limits the available cash to finance such products and services. In addition, the consequences of incorrect strategic decisions may be difficult or impossible to anticipate or correct in a timely manner.

Increased state taxation of gaming and hospitality revenues could adversely affect Atlantic Holdings' results of operations.


               The casino industry represents a significant source of tax revenues to the various jurisdictions in which casinos operate. Gaming companies are currently subject to significant state and local taxes and fees in addition to normal federal and state corporate income taxes. For example, casinos in Atlantic City pay for licenses as well as special taxes to the city and state. New Jersey taxes annual gaming revenues at the rate of 8.0%. New Jersey also levies an annual investment alternative tax of 2.5% on annual gaming revenues in addition to normal federal and state income taxes. This 2.5% obligation, however, can be satisfied by purchasing certain bonds or making certain investments in the amount of 1.25% of annual gaming revenues. On July 3, 2002, the State of New Jersey passed the New Jersey Business Tax Reform Act, which, among other things, suspended the use of the New Jersey net operating loss carryforwards for two years and introduced a new alternative minimum assessment under the New Jersey corporate business tax based on gross receipts or gross profits. For the three months ended March 31, 2004 and 2003, there was a charge to income tax provision of $179,000 and $159,000, respectively, related to the impact of the New Jersey Business Tax Reform Act.


               On July 1, 2003, the State of New Jersey amended the New Jersey Casino Control Act (the "NJCCA") to impose various tax increases on Atlantic City casinos, including The Sands. Among other things, the amendments to the NJCCA include the following new tax provisions: (i) a new 4.25% tax on casino complementaries, with proceeds deposited to the Casino Revenue Fund; (ii) an 8% tax on casino service industry multi-casino progressive slot machine revenue, with the proceeds deposited to the Casino Revenue Fund; (iii) a 7.5% tax on adjusted net income of licensed casinos in State fiscal years 2004 through 2006, with the proceeds deposited to the Casino Revenue Fund; (iv) a fee of $3.00 per day on each hotel room in a casino hotel facility that is occupied by a guest, for consideration or as a complimentary item, with the proceeds deposited into the Casino Revenue Fund in State fiscal years 2004 through 2006, and beginning in State fiscal year 2007, $2.00 of the fee deposited into the Casino Revenue Fund and $1.00 to be transferred to the Casino Reinvestment Development Authority ("CRDA"); (v) an increase of the minimum casino hotel parking charge from $2.00 to $3.00 with $1.50 of the fee to be deposited into the Casino Revenue Fund in State fiscal years 2004 through 2006, and beginning in State fiscal year 2007, $0.50 to be deposited into the Casino Revenue Fund and $1.00 to be transferred to the CRDA for its purposes pursuant to law, and for use by the CRDA to post a bond for $30 million for deposit into the Casino Capital Construction Fund, which was also created by the July 1, 2003 Act; and (vi) the elimination of the deduction from casino licensee calculation of gross revenue for uncollectible gaming debt. These changes to the NJCCA, and the new taxes imposed on The Sands and other Atlantic City casinos, will reduce Atlantic Holdings' profitability.

               Future changes in state taxation of casino gaming companies in New Jersey, where GB Holdings and Atlantic Holdings operate cannot be predicted and any such changes could adversely affect Atlantic Holdings' profitability.

The GB Holdings consolidated group may recognize cancellation of indebtedness income.

               If the Issue Price of either the New Notes or the Existing Notes, as amended, is based on the fair market value of the Existing Notes, the Existing Notes, as amended, or the New Notes, the GB Holdings consolidated group could recognize COD Income as a result of the Transaction. The Issue Price of the New Notes and the Existing Notes, as amended, could be based on the fair market value of the Existing Notes, the Existing Notes, as amended, or the New Notes if the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded. There can be no assurance that COD Income would not be recognized and that such COD Income will not have a material adverse effect on either GB Holdings or Atlantic Holdings' results of operations. For more information, please see the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" beginning on page 125 of this proxy statement/prospectus.

               It should also be noted that US GAAP requires that the Selected Unaudited Pro Forma Condensed Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in this proxy statement/prospectus assume that the Transaction will result in the GB Holdings consolidated group recognizing COD Income for federal income tax purposes, producing a tax liability. There would not be any such liability if there is no recognition of COD Income. Such assumption and estimate is required under US GAAP because GB Holdings' belief that there should be no COD Income incurred is based upon events which will occur after the Transaction is completed and under US GAAP, such a determination cannot be made where post-transaction events will affect the results. Although no assurances can be given, GB Holdings does not believe that COD Income will result because GB Holdings does not believe that an active trading market in the Existing Notes will exist either during any of the thirty (30) days prior to the Transaction or after the Transaction is completed, and unless such an active trading market develops, a tax liability related to COD income will not be incurred.

GB Holdings' former use of Arthur Andersen LLP as its independent public accountants may pose risks to GB Holdings and Atlantic Holdings and will limit your ability to seek potential recoveries from Arthur Andersen LLP related to their work.

               Arthur Andersen LLP, independent certified public accountants, were engaged as the principal accountants to audit GB Holdings and its subsidiaries' (the "Parent Company") consolidated financial statements until the GB Holdings Company dismissed them on May 16, 2002 and engaged KPMG LLP. In May 2002, Arthur Andersen was convicted on a federal obstruction of justice charge. Some investors, including institutional investors, may choose not to invest in or hold securities of a company whose prior financial statements (or those of its predecessor entity) were audited by Arthur Andersen, which may serve to, among other things, suppress the price of Atlantic Holdings' and GB Holdings' securities. In addition, rules promulgated by the Securities and Exchange Commission ("SEC") require the GB Holdings Company to present its audited financial statements in various SEC filings, along with Arthur Andersen's consent to inclusion of its audit report in those filings. The SEC has provided temporary regulatory relief designed to allow companies that file reports with them to dispense with the requirement to file a consent of Arthur Andersen in certain circumstances. Notwithstanding the SEC's temporary regulatory relief, the inability of Arthur Andersen to provide its consent or to provide assurance services to Atlantic Holdings and GB Holdings with regard to future SEC filings could negatively affect Atlantic Holdings' and GB Holdings' ability to, among other things, access capital markets. Any delay or inability to access capital markets as a result of this situation could have a material adverse impact on the business of Atlantic Holdings or GB Holdings.

               Atlantic Holdings and GB Holdings cannot assure you that they will be able to continue to rely on the temporary relief granted by the SEC. If the SEC no longer accepts financial statements audited by Arthur Andersen, requires audits of other financial statements or financial information or requires changes to financial statements previously audited by Arthur Andersen, this may affect ability to access the public capital markets in the future, unless GB Holdings' current independent auditors or another independent accounting firm is able to audit the consolidated financial statements originally audited by Arthur Andersen in a timely manner. Any delay or inability to access the capital markets may have an adverse impact on the business of Atlantic Holdings or GB Holdings.


               After reasonable efforts, GB Holdings has not been able to obtain Arthur Andersen's consent to the inclusion in this solicitation statement and prospectus of its audit reports, dated March 8, 2002 for fiscal years ended December 31, 2000 and 2001. Accordingly, investors will not be able to sue Arthur Andersen under Section 11(a) of the Securities Act for material misstatements or omissions, if any, in this solicitation statement and prospectus or the registration statement of which it is a part, including the financial statements covered by Arthur Andersen's previously issued reports. Moreover, because Arthur Andersen ceased conducting business it is unlikely you would be able to recover damages from Arthur Andersen for any claim against them. In addition, any recovery you may have from Arthur Andersen related to any claims that you may assert related to the financial statements audited by Arthur Andersen may be limited as a result of the lack of Arthur Andersen's consent as well as by the financial circumstances of Arthur Andersen.

Energy price increases may adversely affect Atlantic Holdings' costs of operations and revenues of The Sands.

               The Sands uses significant amounts of electricity, natural gas and other forms of energy. While no shortages of energy have been experienced, substantial increases in the cost of forms of energy in the U.S. will negatively affect Atlantic Holdings' operating results. The extent of the impact is subject to the magnitude and duration of the energy price increases, but this impact could be material. In addition, higher energy and gasoline prices which affect The Sands' customers may result in reduced visitation to The Sands' properties and a reduction in revenues.

A downturn in general economic conditions may adversely affect Atlantic Holdings' results of operations.

               Atlantic Holdings' business operations are affected by international, national and local economic conditions. A recession or downturn in the general economy, or in a region constituting a significant source of customers for The Sands' properties, could result in fewer customers visiting Atlantic Holdings' property and a reduction in spending by customers who do visit Atlantic Holdings' property, which would adversely affect Atlantic Holdings' revenues while some of its costs remain fixed, resulting in decreased earnings.

               A majority of The Sands' patrons are from automobile travel and bus tours. Higher gasoline prices could reduce automobile and bus travel to The Sands' location and could increase bus fares to The Sands. In addition, adverse winter weather conditions could reduce automobile travel to The Sands' location and could reduce bus travel. Accordingly, Atlantic Holdings' business, assets, financial condition and results of operations could be adversely affected by a weakening of regional economic conditions and higher gasoline prices or adverse winter weather conditions.

Acts of terrorism and the uncertainty of the outcome and duration of the activity in Iraq and elsewhere, as well as other factors affecting discretionary consumer spending, have impacted the gaming industry and may harm Atlantic Holdings' operating results and Atlantic Holdings' ability to insure against certain risks.

               The terrorist attacks of September 11, 2001 had an immediate impact on hotel and casino volume. The Sands hotel occupancy was down approximately ten percentage points during the week that followed the attacks. Bus passenger volume for The Sands was lower than normal, especially from those bus tours originating from the New York metropolitan area. There were approximately 22.5% less bus passengers at The Sands during September 2001 than during the same month in the prior year. These events, the potential for future terrorist attacks, the national and international responses to terrorist attacks and other acts of war or hostility have created many economic and political uncertainties which could adversely affect Atlantic Holdings' business and results of operations. Future acts of terror in the U.S. or an outbreak of hostilities involving the United States, may again reduce The Sands' guests' willingness to travel with the result that Atlantic Holdings' operations will suffer.

Atlantic Holdings may incur losses that would not be covered by insurance and the cost of insurance will increase.

               Although Atlantic Holdings has agreed in the New Indenture governing the New Notes to maintain insurance customary and appropriate for its business, Atlantic Holdings cannot assure you that insurance will be available or adequate to cover all loss and damage to which Atlantic Holdings' business or Atlantic Holdings' assets might be subjected. In connection with insurance renewals subsequent to September 11, 2001, the insurance coverage for certain types of damages or occurrences has been diminished substantially and is unavailable at commercial rates. Consequently, Atlantic Holdings is self-insured for certain risks. The lack of insurance for certain types or levels of risk could expose Atlantic Holdings to significant losses in the event that an uninsured catastrophe occurred. Any losses Atlantic Holdings incurs that are not covered by insurance may decrease its future operating income, require it to find replacements or repairs for destroyed property and reduce the funds available for payments of its obligations on the New Notes.

There are risks related to the creditworthiness of patrons of the casinos.



               The Sands is exposed to certain risks related to the creditworthiness of its patrons. Historically The Sands has extended credit on a discretionary basis to certain qualified patrons. For the three months ended March 31, 2004, gaming credit extended to The Sands' table game patrons accounted for approximately 25.6% of overall table game wagering, and table game wagering accounted for approximately 12.2% of overall casino wagering during the period. At March 31, 2004, gaming receivables amounted to $8.5 million before an allowance for uncollectible gaming receivables of $4.9 million. There can be no assurance that defaults in the repayment of credit by patrons of The Sands would not have a material adverse effect on the results of operations of The Sands and, consequently of GB Holdings, Atlantic Holdings and ACE Gaming.


Either GB Holdings or Atlantic Holdings may need to obtain financing for working capital purposes.

               A capital expenditure plan was recently approved by the Board, and management believes that cash generated from operations and cash reserves will be sufficient to meet the requirements of the capital expenditure plan. Based upon expected cash flow generated from operations management determined that it would be prudent for GB Holdings to obtain a line of credit to provide additional cash availability to meet GB Holdings' working capital needs, in the event that anticipated cash flow is less than expected or expenses exceed those anticipated. At the request of GB Holdings, Ealing agreed to provide a revolving credit facility, secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon consummation of the Transaction the obligation will be assumed by Atlantic Holdings and the lien will be senior to the New Notes. Under the credit facility GB Holdings may borrow up to an aggregate amount of $10 million for general working capital purposes. Ealing's obligation to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan arrangement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, GB Holdings will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether GB Holdings will need to borrow funds for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.

Atlantic Holdings' success depends in part on the availability of qualified management and personnel and on Atlantic Holdings' ability to retain such employees.

               The quality of individuals hired for positions in the hotel and gaming operations will be critical to the success of Atlantic Holdings' business. It may be difficult to attract, retain and train qualified employees due to the competition for employees with other gaming companies and their facilities in Atlantic Holdings' jurisdictions and nationwide. The Borgata, recently opened in the marina district of Atlantic City in the summer of 2003, has aggravated this problem in Atlantic City. Atlantic Holdings cannot assure you that it will be successful in retaining current personnel or in hiring or retaining qualified personnel in the future. A failure to attract or retain qualified management and personnel at all levels or the loss of any of Atlantic Holdings, Greate Bay Hotel or GB Holdings key executives could have a material adverse effect on Atlantic Holdings' financial condition and results of operations.


                   RISK FACTORS RELATED TO THE GAMING INDUSTRY

The gaming industry is highly competitive.

               The gaming industry is highly competitive and Atlantic Holdings or GB Holdings' competitors may have greater resources than Atlantic Holdings or GB Holdings. If other properties operate more successfully, if existing properties are enhanced or expanded, or if additional hotels and casinos are established in and around the location in which GB Holdings or Atlantic Holdings conduct business, GB Holdings or Atlantic Holdings may lose market share. In particular, expansion of gaming in or near the geographic area from which GB Holdings or Atlantic Holdings attracts or expects to attract a significant number of customers could have a significant adverse effect on GB Holdings or Atlantic Holdings' business, financial condition and results of operations. The Sands competes, and will in the future compete, with all forms of existing legalized gaming and with any new forms of gaming that may be legalized in the future. Additionally, GB Holdings and Atlantic Holdings face competition from all other types of entertainment.


               On July 3, 2003, The Borgata, owned by Boyd Gaming Corporation and MGM Mirage, opened in the marina district of Atlantic City. The Borgata features a 40-story tower with 2,010 rooms and suites as well as a 135,000 square-foot casino, restaurants, retail shops, a spa and pool, and entertainment venues. This project represents a significant increase in capacity in that market. In addition, other of The Sands' competitors in Atlantic City have recently completed expansions of their hotels or have announced expansion projects. For example,

Tropicana Atlantic City began constructing a 502-room hotel tower, a 25-room conference center, a 2,400 space parking garage, an expanded casino floor and a 200,000 square foot themed shopping, dining and entertainment complex called The Quarter. Tropicana intends to complete the project in the third quarter of 2004. Resorts is currently constructing a hotel room addition of approximately 400 rooms and is set to open in the third quarter of 2004. Our business may be adversely impacted (i) by the additional gaming and room capacity generated by this increased competition in Atlantic City and/or (ii) by other projects not yet announced in New Jersey or in other markets (e.g., Pennsylvania, New York and Connecticut).


Gaming is a regulated industry and changes in the law could have a material adverse effect on Atlantic Holdings' ability to conduct gaming.

               Gaming in New Jersey is regulated extensively by federal and state regulatory bodies, including the CCC and state and federal taxing, law enforcement and liquor control agencies. The ownership and operation of The Sands is subject to strict state regulation under the NJCCA. GB Holdings, Atlantic Holdings and their affiliates have received the licenses, permits and authorizations required to operate The Sands. Failure to maintain or obtain the requisite casino licenses would have a material adverse effect on GB Holdings and Atlantic Holdings.


Pending and enacted gaming legislation from neighboring States and New Jersey may harm The Sands.

               In the summer of 2003, the State of New Jersey considered approving video lottery terminals ("VLTs") at the racetracks in the state and on July 1, 2003, the NJCCA was amended to impose various new and increased taxes on casino license revenues. There is no guarantee that New Jersey will not consider approving VLTs in the future, and if VLTs are approved, it could adversely affect the Company's operations, and an increase in the gross gaming tax without a significant simultaneous increase in revenue would adversely affect the Company's results of operations.

               Recently, the casino industry, the CRDA and the New Jersey Sports and Exposition Authority have agreed to a plan regarding New Jersey video lottery terminals. Although not final, under the plan, casinos will pay a total of $96 million over a period of four years, of which $10 million will fund, through project grants, North Jersey CRDA projects and $86 million will be paid to the New Jersey Sports and Exposition Authority who will then subsidize certain New Jersey horse tracks to increase purses and attract higher-quality races that would allow them to compete with horse tracks in neighboring states. In return, the race tracks and New Jersey have committed to postpone any attempts to install VLTs for at least four years. $52 million of the $86 million would be donated by the CRDA from the casinos' North Jersey obligations and $34 million would be paid by the casinos directly. It is currently estimated that The Sands' current CRDA deposits for North Jersey projects are sufficient to fund The Sands' proportionate obligations with respect to the $10 million and $52 million commitments. The Sands' proportionate obligation with respect to the $34 million commitment is estimated to be approximately $1.4 million payable over a four year period. The Sands' proportionate obligation with respect to the combined $10 million and $52 million commitment is estimated to be approximately $2.6 million payable over a four year period.

               The Sands also competes with legalized gaming from casinos located on Native American tribal lands. In October 2001, the New York State Legislature enacted a bill, which the governor signed, authorizing a total of six Indian casinos in the State of New York -- three in Western New York and three in the Catskill Region -- and approved the use of video lottery terminals at racetracks and authorized the participation of New York State in a multi-state lottery. On January 29, 2002, a lawsuit was commenced contesting the above legislation package on the grounds that certain of its provisions were adopted in violation of the State's constitution. The likely outcome of this lawsuit cannot be ascertained at this time. The implementation of VLTs and the outcome of this lawsuit could adversely affect visitation of The Sands from New York.

               Pennsylvania and Maryland are among the other states currently contemplating some form of gaming legislation. Legislative proposals introduced in Pennsylvania would potentially allow for a wide range of gaming activities, including riverboat gaming, slot machines at racetracks, video lottery terminals at liquor stores and the formation of a gaming commission. Maryland's proposed legislation would authorize video lottery terminals at some of Maryland's racing facilities. The results of the gubernatorial elections in Pennsylvania and Maryland in 2002 have also increased the likelihood of gaming legislation in such states. Neither Pennsylvania nor Maryland enacted any legalized gaming legislation in their respective legislative sessions during the three months ended March 31, 2004. Since The Sands' market is primarily a drive-to-market, legalized gambling in Pennsylvania or one or more states neighboring or within close proximity to New Jersey could have a material adverse effect on the Atlantic City gaming industry overall, including The Sands.

Holders of Atlantic Holdings Common Stock and Warrants are subject to the CCC and the NJCCA.


               The holders of Atlantic Holdings Common Stock, the holders of Warrants, and the holders of the common stock of GB Holdings, will be subject to certain regulatory restrictions on ownership. While holders of publicly-traded obligations such as the New Notes are generally not required to be investigated and found suitable to hold such securities, the CCC has the discretionary authority to (i) require holders of securities of corporations governed by New Jersey gaming law to file applications; (ii) investigate such holders; and (iii) require such holders to be found suitable or qualified to be an owner or operator of a gaming establishment. Pursuant to the regulations of the CCC such gaming corporations may be sanctioned, including the loss of its approvals, if, without prior approval of the CCC, it (i) pays to the unsuitable or unqualified person any dividend, interest or any distribution whatsoever; (ii) recognizes any voting right by such unsuitable or unqualified person in connection with the securities; (iii) pays the unsuitable or unqualified person remuneration in any form; or (iv) makes any payments to the unsuitable or unqualified person by way of principal, redemption, conversion, exchange, liquidation, or similar transaction. If Atlantic Holdings is served with notice of disqualification of any holder, such holder will be prohibited by the NJCCA from receiving any payments on, or exercising any rights connected to, the Atlantic Holdings Common Stock or the Warrants, as applicable.

               In addition to the other information included or incorporated by reference in this document (including the matters addressed in "Forward-Looking Statements" on page 42), the stockholders of GB Holdings should consider carefully the matters described below in determining whether to vote in favor of the adoption of the Transaction.



                           FORWARD-LOOKING STATEMENTS


               This proxy statement/prospectus contains statements that are forward-looking. The statements are based on management's belief as well as assumptions made by and information currently available to management. When used in this document, the words "anticipate," "estimate," "estimated," "project," "intend," "expect," "will likely result," "will continue," "intends," "plans," and "projection," and similar expressions are intended to identify forward-looking statements. Such statements involve certain risks, uncertainties and assumptions that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statement contained in this prospectus and proxy statement. Any forward-looking statements are qualified in their entirety by the reference to the factors discussed throughout this prospectus and solicitation statement.

               All of these forward-looking statements are based on estimates and assumptions made by the management of GB Holdings and Atlantic Holdings which, although believed to be reasonable, are inherently uncertain. They are subject to uncertainties and factors relating to GB Holdings' and Atlantic Holdings' operations and business environment, all of which are difficult to predict and many of which are beyond GB Holdings' and Atlantic Holdings' control. Many factors mentioned in this prospectus and proxy statement, including the risks outlined under "RISK FACTORS," will be important in determining future results.


               Therefore, undue reliance should not be placed upon such estimates and statements. No assurance can be given that any of such estimates will be realized and it is likely that actual results will differ materially from those contemplated by such forward-looking statements.

                                 SPECIAL FACTORS

               Pursuant to the proxy statement/prospectus, GB Holdings is seeking the consent of the stockholders of GB Holdings to the Transaction. The Transaction is composed of the Asset Transfer, the Exchange Offer, the Merger, and the Distribution of Atlantic Holdings Securities. Upon consummation of the Transaction, up to 72.5% of the issued and outstanding Atlantic Holdings Common Stock (on a fully diluted basis) may be owned by former holders of the Existing Notes, thereby resulting in such former holders controlling substantially all of the assets of GB Holdings.

BACKGROUND OF THE TRANSACTION

               On or about March 11, 2003, Cyprus, LLC, an entity affiliated with Carl C. Icahn, submitted a memorandum to GB Holdings outlining a possible refinancing transaction with respect to the Existing Notes (the "Cyprus Memorandum"), in which a newly formed subsidiary of GB Holdings would offer the holders of the Existing Notes an opportunity to exchange the Existing Notes for notes that were convertible into 75% of the outstanding common stock of such new entity and accrued interest. Additionally, the holders of the Existing Notes would be asked to consent to amendments to the Existing Indenture which would result in the release of the collateral securing the Existing Notes and the removal of most of the covenants. In preparing the Cyprus Memorandum, Cyprus believed that GB Holdings would not have sufficient cash to pay the principal of the Existing Notes at maturity, that it was appropriate to develop a transaction that would have the effect of extending the maturity of the indebtedness represented by the Existing Notes that are exchanged from 2005 to 2008 and eliminate the current semi-annual interest payments and that current implementation of the Transaction would be beneficial to GB Holdings. Having developed the Cyprus Memorandum, Cyprus did not seek or consider alternative transactions. Other affiliates of Mr. Icahn, that are also affiliates of GB Holdings, did not participate in the preparation of the Cyprus Memorandum nor did they consider alternative transactions.

               Pursuant to a Unanimous Written Consent in lieu of a Meeting of the Board, dated as of March 12, 2003, the Board formed the Special Committee which includes the independent directors of the Board. The Special Committee, which consists of Michael L. Ashner, Harold First, and Auguste E. Rimpel, Jr., was delegated the authority to approve or reject a possible restructuring transaction pursuant to which GB Holdings would restructure its existing indebtedness, negotiate the terms of such a transaction, and consider, authorize, and implement such a transaction.

               On March 12, 2003, Mr. Ashner, on behalf of the Special Committee, retained Katten Muchin Zavis Rosenman ("KMZR"), subject to the approval and formal ratification by the Special Committee, as the legal counsel to the Special Committee. At Mr. Ashner's request, KMZR contacted representatives of several investment banking firms regarding their possible retention as the financial advisor to the Special Committee to advise the Special Committee as to the fairness, from a financial point of view, of the consideration to be received by the stockholders of GB Holdings in the Transaction.

               On April 10, 2003, the Special Committee held its inaugural meeting at which the retention of KMZR as legal counsel to the Special Committee was ratified and approved. Representatives of KMZR explained to the Special Committee the role of the Special Committee in this matter, the Cyprus Memorandum submitted to GB Holdings, and the legal documents necessary to consummate the transaction contemplated by the Cyprus Memorandum. Additionally, representatives of KMZR presented to the Special Committee information concerning the various investment banking firms contacted by KMZR on behalf of the Special Committee. The Special Committee was aware of the prior retention of Libra Securities by the Audit Committee of American Property Investors, Inc., an affiliate of GB Holdings, which was terminated prior to completion and did not involve a transaction with GB Holdings. The Special Committee decided to retain Libra Securities, subject to the execution of a definitive engagement letter. The Special Committee authorized Mr. Ashner to negotiate the terms of and enter into such an engagement letter.

               On April 14, 2003, a definitive engagement letter was executed and Libra Securities was retained as the financial advisor to the Special Committee to render an opinion as to the fairness from a financial point of view of the consideration to be received by the stockholders of GB Holdings in the Transaction.

               On April 25, 2003, the Special Committee met and elected Mr. Ashner as the Chairman of the Special Committee and approved resolutions empowering Mr. Ashner and KMZR to discuss with Cyprus the terms of the Cyprus Memorandum on behalf of GB Holdings.

               On May 12, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus and requested that the equity portion that the stockholders of GB Holdings would receive, on a fully diluted basis, be increased.


               On May 15, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus. At such meeting, the representatives of Cyprus stated that they were willing to increase the equity portion that the stockholders of GB Holdings would receive, on a fully diluted basis, from 25% to 27.5%. The representatives also explained that they were not interested in proceeding with the proposed transaction if the stockholders of GB Holdings would receive, on a fully diluted basis, more than 27.5% of the equity portion. At that meeting, it was also discussed that if less than 100% of the Existing Notes are exchanged the stockholders of GB Holdings would receive warrants. Such warrants would be exercisable following the first to occur of (i) the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding to be paid in common stock; (ii) the payment of the principal of the unexchanged Existing Notes; or (iii) the election of the board of directors of GB Holdings.


               On May 19, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus and discussed the mechanics of the Transaction. Also the representatives of the Special Committee and its counsel requested that (i) the maturity of the New Notes be extended past 2008 and (ii) the Cash Payment be lower than $100 per $1,000 of principal exchanged. The representatives of the Special Committee did not request an interest rate lower than 3%, because they believed that based on their knowledge of the capital markets, such interest rate was more favorable than rates otherwise available.

               On May 28, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus and further discussed the mechanics of the Transaction. Also, the representatives of Cyprus explained that they were unwilling to extend the term of the New Notes past 2008 and that they were unwilling to accept a cash payment lower than $100 per $1,000 of principal exchanged because the 3% interest which accrues and is not payable on a current basis was, in their view, favorable to Atlantic Holdings.

               On June 2, 2003 and June 5, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus and further discussed means of implementing the Transaction.

               On June 10, 2003, the representatives of the Special Committee and its counsel discussed the terms of the Cyprus Memorandum with management of GB Holdings and with the representatives of Cyprus. At that meeting it was agreed that the stockholders of GB Holdings would receive 27.5% of the equity of Atlantic Holdings, on a fully diluted basis, subject to the receipt of an opinion from Libra Securities as to fairness from a financial point of view of the consideration to be received by the stockholders of GB Holdings in the Transaction. It was also agreed that warrants would be issued to the stockholders of GB Holdings, if less than 100% of the Existing Notes are exchanged.


               On June 30, 2003, July 3, 2003, July 8, 2003, and July 9, 2003
counsel to the Special Committee and representatives of Cyprus discussed the mechanics of implementing the Transaction and various provisions of the indenture under which the New Notes will be issued including (i) the payment terms; (ii) the events of default; (iii) the restrictive covenants of the indenture governing the New Notes; (iv) the conversion provisions of the New Notes; and (v) the form of payment, prior to maturity, of the New Notes.


               On July 10, 2003, the Special Committee met with counsel who explained the details of the Transaction to the members of the Special Committee. Counsel for the Special Committee explained to the Special Committee their role, duties, and obligations in determining whether the Transaction would be fair to and in the best interest of the stockholders of GB Holdings. Additionally, counsel explained the Transaction, the proposed terms of the indenture for the New Notes and changes to the indenture for the Existing Notes as discussed between the Special

Committee, counsel to the Special Committee, and Cyprus, and certain changes proposed between the terms of the Transaction and the terms of the Cyprus Memorandum including that (i) the stockholders of GB Holdings would receive 27.5% (i.e., an additional 2.5%) of the outstanding Atlantic Holdings Common Stock (on a fully diluted basis); (ii) the stockholders would receive either shares of Atlantic Holdings Common Stock or Warrants to purchase shares of Atlantic Holdings Common Stock depending on whether all of the Existing Notes were tendered for exchange; (iii) the New Notes would not be callable as a result of a sale or change of control of Atlantic Holdings; (iv) the New Notes would not be accelerated, and therefore payable, as a result of a default under the Existing Indenture, including a default in the payment of the unexchanged Existing Notes; (v) the holders of a majority of the aggregate principal amount of the New Notes outstanding were provided with the right to allow all holders of the New Notes to convert such notes into Atlantic Holdings Common Stock at such majority holders election; and (vi) the New Indenture would include restrictive covenants on additional indebtedness, liens, and sale-leaseback transactions. Following such presentation, representatives of Libra Securities reviewed with the Special Committee its fairness analysis of the Transaction, as documented in a written summary of its analysis, dated July 14, 2003, and orally expressed at that meeting (and subsequently confirmed in a written opinion, dated as of July 14, 2003) that as of the date of its written opinion and based upon the assumptions made, matters considered and review described in its written opinion, the consideration to be received by the stockholders of GB Holdings in the Transaction was fair, from a financial point of view, to the stockholders of GB Holdings. Specifically, the Special Committee considered whether GB Holdings should wait until September 2005 and attempt to pay the principal and interest due on the Existing Notes at maturity or whether GB Holdings should try to refinance the Existing Notes at or prior to maturity through the commercial debt market. The Special Committee determined that based on current expectations, it did not believe that GB Holdings would have sufficient cash resources to pay the principal owed on the Existing Notes at maturity in September 2005 and would be forced to either sell the assets of GB Holdings or default on the Existing Notes. The Special Committee determined that a sale of the assets of GB Holdings would not be in the best interest of the stockholders of GB Holdings since approximately 75% of the proceeds of such sale would be required to pay the principal and accrued interest on the Existing Notes, while only approximately 25% or less of the proceeds of such sale would be distributed to the stockholders of GB Holdings. In reaching its conclusion as to the advisability of the Transaction, the Special Committee took into account its discussions with Libra Securities during which Libra Securities expressed its belief that, based on its experience in gaming industry finance and capital markets, it was unlikely that GB Holdings would be able to obtain third party financing on terms as favorable as the financing available with the New Notes. Libra Securities' view was expressed in response to a direct question of the Special Committee as to alternative financings and without Libra Securities performing any independent investigation as to available financing alternatives. Libra Securities did not, and the Special Committee did not request that Libra Securities, seek alternative financing.



               On July 14, 2003, Libra Securities presented to the Special Committee its fairness opinion and the Special Committee unanimously determined, among other things, that:


               o the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o the Transaction be submitted to the stockholders of GB Holdings for their review and, if necessary, approval; and

               o the Special Committee recommends to the Board that the Board recommend to the stockholders of GB Holdings that they vote in favor of the Transaction if approval of the stockholders of GB Holdings is required.


               On September 30, 2003, Libra Securities and the Special Committee amended the engagement letter to retain Libra Securities to provide certain financial information to be used in the preparation of the pro forma financial statements to be included in the Proxy Statement/Prospectus.

               On November 7, 2003, Libra Securities delivered its valuation estimate to GB Holdings.

               On November 12, 2003, the Special Committee met and representatives of KMZR explained the content of the Transaction Documents to be executed and filed with the SEC in connection with the Transaction. The Special Committee recommended to the Board that it authorize the filing of the Transaction Documents and any amendments thereto in form and substance as the officers of GB Holdings determine to be appropriate and necessary.

               On November 12, 2003, the Board of Directors of GB Holdings, Greate Bay Hotel, GB Property, and Atlantic Holdings and Atlantic Holdings, as the manager of ACE Gaming (collectively the "Boards") met and representatives of KMZR explained the Transaction and Libra Securities reviewed its fairness opinion with the Boards. Additionally, the Boards reviewed the recommendation of the Special Committee. It was also explained to the Boards that while the Special Committee initially recommended the Transaction on July 14, 2003, the Boards were not given the opportunity to approve it until November 12, 2003, because of the complexity of the Transaction, the time required to prepare the financial information, and the time required to prepare the other information required in the Registration Statement. Mr. Icahn did not attend the meeting. Following discussions between the Boards and the Special Committee, the Boards, after due consideration, unanimously determined (Messrs. Hirsch and Saldarelli abstaining), among other things, that:


               o the officers of GB Holdings are authorized to file the Transaction Documents, and any amendments thereto, underlying the Transaction with the SEC in form and substance as they reasonably determine;

               o the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o the Transaction should be submitted to the stockholders of GB Holdings for their vote and approval; and

               o the Boards recommend to the stockholders of GB Holdings that they vote in favor of the Transaction.


Messrs. Hirsch and Saldarelli abstained because each of them is employed by American Real Estate Partners, L.P., a company affiliated with Mr. Icahn and in light of such relationship determined that it was appropriate to abstain.



               On May 26, 2004, the Special Committee met with its counsel to review the Transaction and the Transaction Documents which had been filed with the SEC in connection with the Transaction, discussed the changes that had been made to the Transaction Documents in the various amendments that were filed with the SEC, discussed the fairness of the proposed Transaction and the business, operations, and financial condition of GB Holdings and the impact of the Transaction on GB Holdings and its stockholders. Also, the Special Committee discussed the fairness opinion of Libra Securities. After such discussion, the Special Committee unanimously determined, among other things, that:


               o the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o the contributions and mergers required in connection with the Transaction are in the best interest of GB Holdings and its stockholders and the agreements and documents required to effect such transactions are approved and the officers of GB Holdings are authorized to execute and deliver such agreements and documents and effectuate the transactions set forth therein;

               o the Special Committee recommends to the Boards that the Boards approve the Transaction and recommend to the stockholders of GB Holdings that they vote in favor of the Transaction; and

               o the Transaction be submitted to the stockholders of GB Holdings for their review and approval.


               On May 26, 2004, the Boards met with its counsel to review the Transaction and the Transaction Documents which had been filed with the SEC in connection with the Transaction, discussed the changes that had been made to the Transaction Documents in the various amendments that were filed with the SEC, discussed the fairness of the proposed Transaction and the business, operations, and financial condition of GB Holdings and the impact of the Transaction on GB Holdings and its stockholders. Also, the Boards discussed the fairness opinion of Libra Securities. Mr. Icahn did not attend the meeting. Following discussions between the Boards and the Special Committee, the Boards, after due consideration, unanimously determined (Messrs. Hirsch and Saldarelli abstaining), among other things, that:

               o the officers of GB Holdings are authorized to file the Transaction Documents, and any amendments thereto, underlying the Transaction with the SEC;

               o the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o the officers of GB Holdings are authorized to schedule the Special Meeting of the stockholders of GB Holdings and that the record date for holders of common stock of GB Holdings entitled to vote at the Special Meeting is June 1, 2004;

               o the officers of GB Holdings and Atlantic Holdings are authorized to execute and deliver agreements with third parties as may be necessary to effectuate the Transaction;

               o the officers of Atlantic Holdings are authorized to file all documents necessary for registration of the Atlantic Holdings Common Stock and the New Notes in any state where it is required;

               o the consent solicitation and exchange offer to the holders of the Existing Notes be implemented and the officers of Atlantic Holdings are authorized to commence the Exchange Offer after the SEC declares the Consent Solicitation and Exchange Offer effective;

               o the contributions and mergers required in connection with the Transaction are approved and that the officers of GB Holdings and subsidiaries are authorized to execute and deliver them;

               o the Transaction should be submitted to the stockholders of GB Holdings for their vote and approval; and

               o the Boards recommend to the stockholders of GB Holdings that they vote in favor of the Transaction.

Messrs. Hirsch and Saldarelli abstained because each of them is employed by American Real Estate Partners, L.P., a company affiliated with Mr. Icahn and in light of such relationship determined that it was appropriate to abstain.


               In structuring and approving the Transaction, the Special Committee, the Boards and the Affiliates believed that to refinance the Existing Notes on terms favorable to GB Holdings (including lowering the interest rate, extending the maturity date, and having the interest accrue and be payable only at maturity), GB Holdings needed to obtain the consent of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding. Pursuant to the terms of the Existing Indenture, such consent is necessary in order to transfer the assets of GB Holdings and its subsidiaries to the newly formed subsidiary. The Boards and the Special Committee concluded, as contemplated by the Cyprus Memorandum, that it was necessary to provide such holders additional benefits, including providing a cash payment of $100 per $1,000 principal amount of Existing Notes tendered for exchange and providing holders of the new debt security the possibility of obtaining up to an aggregate of 72.5% (on a fully diluted basis) of the equity of the newly formed subsidiary. Also, the Boards and Special Committee concluded, as contemplated by the Cyprus Memorandum, that the assets of GB Holdings and its subsidiaries should be transferred to the newly formed subsidiary to secure the new debt security with a lien on such assets. Furthermore, by transferring the assets, the Existing Notes outstanding after consummation of the Transaction would be unsecured.

               In connection with the transfer of the assets, the Special Committee determined that under Delaware law the approval of the stockholders of GB Holdings is required because the Transaction may be deemed to constitute a transfer of substantially all of the assets of GB Holdings to a company in which the current stockholders of GB Holdings would only own 27.5% of the outstanding equity. In determining the consideration to be distributed to the stockholders of GB Holdings following such transfer, the Special Committee determined that Warrants should initially be issued to the stockholders of GB Holdings, rather than Atlantic Holdings Common Stock, after consultation with its legal advisor, in light of the fact that upon consummation of the Transaction, such stockholders would continue to own their common stock of GB Holdings and GB Holdings would own all of the outstanding Atlantic Holdings Common Stock. The Warrants would provide such stockholders the opportunity for direct ownership in Atlantic Holdings if, among other things, the holders of the New Notes obtained direct equity interests in Atlantic Holdings and thereby changed the equity position of the stockholders of GB Holdings in Atlantic Holdings.

               Prior to the submission of the Cyprus Memorandum, no discussions were held among or between the management of GB Holdings, the Boards, or Cyprus with respect to the refinancing of the Existing Notes. In preparing the Cyprus Memorandum, Cyprus did not retain an independent financial advisor, but rather determined the terms on its own behalf. Upon its receipt of the Cyprus Memorandum, the Board determined that based on its composition, it was necessary to appoint the Special Committee to approve or reject the proposed transaction and to negotiate, authorize, and implement the Transaction. In creating the Special Committee, the Board did not place any limitations on it and empowered it to retain an independent legal and financial advisor. Based on its instructions, the Special Committee had sole responsibility for, and unilaterally discussed on behalf of GB Holdings, the terms of the Transaction, with the advice of its legal advisor and after discussions with its financial advisor as to the fairness, from a financial point of view, of the consideration to be received by the stockholders of GB Holdings in the Transaction.

REASONS FOR THE TRANSACTION

               The terms of the New Notes were initially included in the Cyprus Memorandum and after review by the Special Committee were modified to increase the equity ownership of the stockholders of GB Holdings in Atlantic Holdings from 25% to 27.5%. In determining the structure of the Transaction, the Special Committee determined to refinance the indebtedness represented by the Existing Notes on terms favorable to GB Holdings (including lowering the interest rate, extending the maturity date, and having the interest accrue and be payable only at maturity), GB Holdings needed to obtain the consent of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding, pursuant to the Indenture governing the Existing Notes, to transfer the assets of GB Holdings and its subsidiaries to Atlantic Holdings. In order to obtain such consent, the Transaction provides for a cash payment of $100 per $1,000 principal amount of Existing Notes tendered for exchange and allows the holders the ability to convert the notes which they received in the exchange into up to an aggregate of 72.5% (on a fully diluted basis) of the equity of Atlantic Holdings. The Special Committee determined that it was necessary to transfer the assets to Atlantic Holdings (and subsequently to ACE Gaming) in order to provide collateral that will secure the New Notes because the Special Committee did not believe that holders of the Existing Notes would tender their Existing Notes for exchange if the New Notes were not secured and believed that by transferring the assets to a new entity, which would guarantee the New Notes, the holders of the Existing Notes (which after consummation of the Transaction would be unsecured) would be encouraged to exchange. The Special Committee also determined that the approval of the stockholders of GB Holdings is required under Delaware law because the Transaction may be deemed a transfer of substantially all of the assets of GB Holdings to a company in which the current stockholders of GB Holdings would own only 27.5% of the outstanding equity (on a fully diluted basis). The Special Committee determined that upon consummation of the Transaction, the issuance of the Atlantic Holdings Securities to the stockholders of GB Holdings is necessary to allow the stockholders of GB Holdings to own 27.5% of the Atlantic Holdings Common Stock, on a fully diluted basis, and receive adequate consideration or value for such transfer of assets.

               In determining to support the Transaction, the Boards and Affiliates adopted the reasons for the structure of the Transaction set forth above.


               As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. GB Holdings will apply to delist the common stock of GB Holdings because GB Holdings has concluded that the existing listing has not resulted in an active trading market and GB Holdings does not want to incur the continued cost of listing on the American Stock Exchange. There are only 10 holders of record of the common stock of GB Holdings, affiliates of GB Holdings own approximately 77.5% of the outstanding common stock of GB Holdings, in the past 30 days on average 4,727 shares of common stock of GB Holdings were traded per day on the American Stock Exchange, and approximately 85% of the common stock of GB Holdings is held by two different groups of stockholders (including the affiliates of Carl C. Icahn). Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets and distribute any remaining assets to its stockholders.


               The exchange ratio was determined following discussions between the Special Committee and Cyprus. Initially the Cyprus Memorandum set forth a refinancing transaction with respect to the Existing Notes that Cyprus believed would be beneficial to GB Holdings, in which the holders of the New Notes would receive approximately 75% of the outstanding equity of Atlantic Holdings at the election of the holders of a majority of the aggregate principal amount of the New Notes. Cyprus believed that after payment of the Existing Notes the value of the remaining equity would approximate 25% of the enterprise value of GB Holdings and its subsidiaries and holders of the New Notes, upon payment or conversion into common stock, should be entitled an equity interest representing the remaining 75% of the enterprise value. Following receipt of this memorandum, as a result of discussions between the Special Committee and Cyprus, it was agreed that the holders of the New Notes would be eligible to receive up to 72.5%, on a fully diluted basis, of the outstanding equity of Atlantic Holdings as full payment for the New Notes, and the stockholders of GB Holdings would receive 27.5% of the outstanding equity, on a fully diluted basis. The Transaction was designed to extend the maturity date of the indebtedness represented by the Existing Notes that was exchanged from 2005 to 2008, and to reduce the current interest payment obligation of Atlantic Holdings by providing that the New Notes bear interest at a rate of 3% per annum which accrues and is not payable until maturity. The terms of the New Notes were initially included in the memorandum submitted by Cyprus and after review by the Special Committee, the Special Committee determined that for the Transaction to be successful, the non-financial and non-payment related terms of the New Notes must be substantially similar to the terms of the Existing Notes. The terms of the New Notes provided for under the New Indenture are essentially the same as the proposed terms of the New Notes included in the Cyprus Memorandum except that
(i) the stockholders of GB Holdings would receive 27.5% (i.e., an additional 2.5%) of the outstanding Atlantic Holdings Common Stock (on a fully diluted basis); (ii) the stockholders would receive either shares of Atlantic Holdings Common Stock or Warrants to purchase shares of Atlantic Holdings Common Stock depending on whether all of the Existing Notes were tendered for exchange; (iii) the New Notes would not be callable as a result of a sale or change of control of Atlantic Holdings; (iv) the New Notes would not be accelerated, and therefore payable, as a result of a default under the Existing Indenture, including a default of the payment of the unexchanged Existing Notes; (v) the holders of a majority of the aggregate principal amount of the New Notes outstanding were provided with the right to allow all holders of the New Notes to convert such notes into Atlantic Holdings Common Stock at such holders election; and (vi) the New Indenture would include restrictive covenants on additional indebtedness, liens, and sale-leaseback transactions.



               The Special Committee determined if less than 100% of the Existing Notes are exchanged, Atlantic Holdings will issue Warrants to Greate Bay Hotel, which will subsequently be issued by GB Holdings to its stockholders and 100% of the outstanding Atlantic Holdings Common Stock would be distributed to and held by GB Holdings. The Special Committee determined that Warrants should initially be issued to the stockholders of GB Holdings, rather than Atlantic Holdings, after consultation with its legal advisor, in light of the fact that upon consummation of the Transaction, such stockholder would continue to own their common stock of GB Holdings and GB Holdings would own all of the outstanding Atlantic Holdings Common Stock. The Warrants would provide such stockholders the opportunity for direct ownership in Atlantic Holdings, if, among other things, the holders of the New Notes obtained direct equity interests in Atlantic Holdings, and thereby changed the equity position of the stockholders of GB Holdings in Atlantic Holdings.

POTENTIAL BENEFITS ASSOCIATED WITH THE TRANSACTION

               The Transaction may be beneficial to the stockholders of GB Holdings for, among other things, the following reasons:

               o As a result of the Transaction, Atlantic Holdings will have a significantly reduced interest obligation because the New Notes will accrue interest at 3% per annum, rather than the 11% per annum which is currently paid semi-annually;

               o Payment in Atlantic Holdings Common Stock as full satisfaction for the principal and interest may be made at the election of the holders of a majority of the aggregate principal amount outstanding of such New Notes and upon such election, Atlantic Holdings will not be obligated to repay the principal or accrued but unpaid interest on the New Notes;

               o If GB Holdings does not undertake the Transaction, it may not be able to refinance the Existing Notes on favorable terms or at all or accumulate enough cash to pay the principal amount and accrued, but unpaid interest, on the Existing Notes when such amounts become due and payable in September 2005 and it is reasonably likely that GB Property and the guarantors of the Existing Notes will not be able to pay off the Existing Notes in September 2005 when they become due and payable. If GB Property and the guarantors of the Existing Notes do not refinance or pay off the Existing Notes, GB Holdings may be forced to file for bankruptcy protection;

               o If GB Holdings does not consummate the Transaction, Greate Bay Hotel may be unable to obtain renewal of its casino license when renewal is required in 2004 due to the outstanding debt of GB Holdings;

               o If GB Holdings does not undertake the Transaction and chooses to pursue an alternative method of refinancing the Existing Notes, GB Holdings may not be able to refinance on terms as favorable or comparable to the terms of the Transaction and the differences may be adverse to the interests of the stockholders of GB Holdings;

               o As a result of the Transaction, the management, the assets, and the business of Atlantic Holdings will be substantially similar to the current management, assets, and business of GB Holdings and because Atlantic Holdings be substantially similar to GB Holdings, Atlantic Holdings does not believe that the business or operations of The Sands will be substantially affected;

               o Management of Atlantic Holdings will be better able to grow and develop Atlantic Holdings' business because it will no longer have to pay the interest ($12.1 million per annum) on the Existing Notes and instead can use that money for business needs;

               o Upon the consummation of the Transaction, the stockholders will own stock in a company that is not obligated to pay interest semi-annually on the New Notes;


               o The Board, in the exercise of its business judgment and fiduciary duties pursuant to Delaware law, based on the recommendation of the Special Committee, has the ability, in its sole discretion, to terminate the transaction at any time prior to consummation based on (i) (a) the availability of financing on terms more favorable to GB Holdings than the Transaction and (b) the availability of an alternative transaction that is more favorable to GB Holdings or (ii) a material adverse change in (a) the business, assets, liabilities, or prospects of GB Holdings, or its subsidiaries; (b) the gaming industry; (c) tourism in Atlantic City; or (d) general economic conditions;


               o If the holders of a majority of the aggregate principal amount of the New Notes outstanding elect to have the New Notes payable in Atlantic Holdings Common Stock, although the current stockholders of GB Holdings will no longer own a majority of the outstanding stock, they will own 27.5% of the outstanding stock (on a fully diluted basis) of a debt free company; and

               o As a result of the Transaction, if 100% of the Existing Notes are exchanged, the equity ownership of the affiliates of Mr. Icahn will be reduced from 77% of the outstanding stock of GB Holdings to 63% of the Atlantic Holdings Common Stock (on a fully diluted basis).

The Transaction will treat the affiliated and unaffiliated stockholders the same. However, because the affiliated stockholders own Existing Notes, the affiliated stockholders will receive an aggregate of approximately $6,380,000 representing a pro rata portion of the Cash Payment paid on the same terms to all holders of the Existing Notes who tender for exchange. Also, the Affiliates that are stockholders of GB Holdings will recognize the following additional benefits:

               o The Affiliates, which currently own approximately 77% of the common stock of GB Holdings, will own approximately 77% of the outstanding Atlantic Holdings Common Stock, on a non-diluted basis, if 100% of the Existing Notes are exchanged;

               o The Affiliates, which currently own approximately 77% of the common stock of GB Holdings, will own approximately 63.4% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock and until such time as the New Notes are paid or converted, at least 58% of the New Notes;

               o The Affiliates will control when and if the New Notes are paid in or convertible into Atlantic Holdings Common Stock if they exchange all of their Existing Notes, because they will own a majority of the aggregate principal amount of the New Notes outstanding;

               o By reason of their ability to determine when and if the New Notes will be paid in or convertible into Atlantic Holdings Common Stock, the Affiliates may cause the Warrants to become exercisable; and

               o The Affiliates who currently hold management positions in GB Holdings and its subsidiaries (including Atlantic Holdings and its subsidiaries), will continue to hold management positions in Atlantic Holdings and its subsidiaries.

POTENTIAL DETRIMENTS ASSOCIATED WITH THE TRANSACTION

               The following matters may be detrimental to the stockholders:


               o Ownership by the stockholders of GB Holdings of the entity which, upon consummation of the Transaction, will control substantially all of the assets of the business, including The Sands, will be diluted from 100% of the outstanding common stock of GB Holdings to as little as 27.5% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis;


               o If the holders of a majority of the aggregate principal amount outstanding of the New Notes do not elect to receive Atlantic Holdings Common Stock as full payment for the principal and accrued interest, in lieu of cash payment, there is no guarantee that Atlantic Holdings will be able to pay the aggregate sum of the accrued interest and the principal on the New Notes when each becomes due in 2008;

               o While GB Holdings would not be obligated to pay up to $22 million for interest payments in 2004 and 2005, Atlantic Holdings will be obligated to pay up to $11 million as the Cash Payments in connection with the Transaction to holders of Existing Notes that elect to exchange for New Notes;

               o The GB Holdings consolidated group may incur COD Income as a result of the exchange of the Existing Notes for the New Notes, which could produce a current tax liability that would not have existed absent the Transaction; and


               o The distribution of Atlantic Holdings Securities to the stockholders of GB Holdings may be a taxable event and GB Holdings will not be providing the stockholders with cash to pay the taxes which they are incurring.


Except for a payment to the affiliated stockholders in connection with the tender of Existing Notes (which payment is also available to other holders who own and tender their Existing Notes), the affiliated and unaffiliated stockholders will be treated the same way and each will be subject to the same detriments.

RECOMMENDATION OF THE SPECIAL COMMITTEE

               At its meeting on July 14, 2003, the Special Committee reviewed the revised proposal reflecting the discussion relating to the Transaction and after due consideration, unanimously:

               o Determined that the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o Determined that, if necessary, the Transaction be submitted to the stockholders of GB Holdings for their review and approval; and


               o Determined that the Special Committee recommends to the Board that the Board recommend to the stockholders of GB Holdings that they vote in favor of the Transaction if approval of the stockholders of GB Holdings is required.


               The Special Committee considered the following positive factors relating to the Transaction:

               o Atlantic Holdings will have a significantly reduced interest obligation because the New Notes will accrue interest at 3% per annum, rather than the 11% per annum which is currently paid semi-annually;

               o Payment in Atlantic Holdings Common Stock, as full satisfaction for the principal and accrued interest, may be made at the election of the holders of a majority of the aggregate principal amount outstanding of such New Notes and upon such election, Atlantic Holdings will not be obligated to repay the principal or accrued but unpaid interest on the New Notes;

               o If GB Holdings does not consummate the Transaction, it may be unable to renew the casino license when renewal is required in 2004;

               o If GB Holdings does not undertake the Transaction, it may not be able to refinance the Existing Notes on favorable terms or at all or accumulate enough cash to pay the principal amount and accrued, but unpaid interest, on the Existing Notes when such amounts become due and payable in September 2005 and it is reasonably likely that GB Property and the guarantors of the Existing Notes will not be able to pay off the Existing Notes in September 2005 when they become due and payable. If GB Property and the guarantors of the Existing Notes do not refinance or pay off the Existing Notes, GB Holdings may be forced to file for bankruptcy protection;

               o The expectation that GB Holdings would realize an immediate benefit from the Transaction because it would not be obligated to pay up to approximately $22 million for interest payments in 2004 and 2005;

               o The expectation that the strengthened financial condition of the business will allow the management team of The Sands to focus its attention and additional resources and funds on providing an enhanced gaming entertainment experience for its players; and

               o The additional benefits of the Transaction described above under "SUMMARY--Reasons for the Transaction" on page 11.

               The Special Committee considered the following negative factors relating to the Transaction:


               o Ownership by GB Holdings of the entity which, upon consummation of the Transaction, will control substantially all of the assets of the business, including The Sands, will be diluted from 100% of the outstanding common stock of GB Holdings to as little as 27.5% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis;


               o If the holders of a majority of the aggregate principal amount outstanding of the New Notes do not elect to receive Atlantic Holdings Common Stock as full payment for the principal and accrued interest, in lieu of cash payment, there is no guarantee that Atlantic Holdings will be able to pay the aggregate sum of the accrued interest and the principal on the New Notes when each becomes due in 2008;

               o While GB Holdings would not be obligated to pay up to $22 million for interest payments in 2004 and 2005, Atlantic Holdings will be obligated to pay up to $11 million in connection with the Transaction to holders of Existing Notes that elect to exchange for New Notes;

               o The COD Income which the GB Holdings consolidated group may incur as a result of the exchange of the Existing Notes for the New Notes may significantly reduce its NOLs or eliminate its NOLs and produce a current tax liability. It is not anticipated that the exchange of the Existing Notes for the New Notes will result in any COD Income. However, this conclusion assumes that none of the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded, which may not be correct; and

               o The distribution of Atlantic Holdings Securities to the stockholders of GB Holdings may be a taxable event and GB Holdings will not be providing the stockholders with cash to pay the taxes which they are incurring.

               The Special Committee believed that overall, the potential benefits of the Transaction to the unaffiliated stockholders of GB Holdings outweighed the detriments.


               On May 26, 2004, the Special Committee met and confirmed the decisions made on July 14, 2003.


               Prior to recommending the Transaction, the Special Committee determined that it was procedurally and substantively fair to the unaffiliated stockholders of GB Holdings. In its review of the Transaction, the Special Committee based its recommendations in part on discussions with, and relied upon and adopted the analysis and conclusions of, Libra Securities for certain factors including the current market price, the historical market price and the going concern value of GB Holdings, and its subsidiaries and its views on the appropriate valuation methodology to apply in determining the fairness of the Transaction. In the preparation of its fairness opinion, Libra

Securities did not perform a liquidation value analysis because based upon the nature of GB Holdings' business, liquidation value was not indicative of actual market value, so for purposes of the fairness opinion it was not considered. (A buyer of GB Holdings' assets would be expected to pay more for such assets when sold as a going concern because the assets should be able to generate greater cash flow when operated as a going concern, as opposed to the cash flow that would be generated if the assets were broken up and sold on an asset-by-asset basis in a liquidation sale.) In connection with the preparation of its fairness opinion, Libra Securities determined that the enterprise value of GB Holdings would be appropriately analyzed on a going concern basis and Libra Securities did not take account of net book value which is an accounting concept designed to reflect historical cost, depreciation, and other factors not necessarily indicative of market value. The Special Committee did not consider the price paid for common stock of GB Holdings by the Affiliates in the past two years, because the Affiliates did not purchase any common stock of GB Holdings during such period from unaffiliated parties. The Special Committee did not consider any firm offers made by unaffiliated parties for GB Holdings during the past two years because no such offers were made.

               The Special Committee determined that the Transaction was substantively fair because the unaffiliated stockholders of GB Holdings will receive the same consideration, whether in the form of Atlantic Holdings Common Stock or Warrants as the Affiliates (in their capacity as stockholders) if the Transaction is consummated. The Special Committee considered the nature of the Warrants and recognized that until such time as the Warrants become exercisable both the affiliated and unaffiliated stockholders will retain their rights as stockholders (including their voting rights) in GB Holdings, which upon consummation will be the owner of all of the outstanding Atlantic Holdings Common Stock. The Special Committee also recognized that the affiliated stockholders would be subject to restrictions on resale of securities under applicable federal securities laws and non-affiliates would not be subject to such restrictions. Therefore, the Special Committee believed it was not unfair to the unaffiliated stockholders to provide the Affiliates with registration rights in respect of their Atlantic Holdings Common Stock or Warrants.

               The Special Committee believed that sufficient procedural safeguards to ensure fairness of the Transaction were present, and there was no need to either require the approval of a majority of the unaffiliated stockholders or retain an unaffiliated representative to represent solely the unaffiliated stockholders of GB Holdings. In reaching this conclusion, the Special Committee determined that sufficient procedural safeguards were in place, including, the creation of the Special Committee, comprised of independent directors, which was delegated the responsibility to negotiate, recommend, and implement the Transaction on behalf of the stockholders of GB Holdings; the retention by the Special Committee of an independent legal advisor; the retention by the Special Committee of an independent financial advisor to provide an opinion as to the fairness from a financial point of view of the consideration to be received by the stockholders of GB Holdings in the Transaction; the Special Committee's receipt of a fairness opinion from such independent financial advisor; and the approval of the Transaction by a majority of the directors of GB Holdings who are not employees of GB Holdings. The Special Committee also believed that the Transaction was procedurally fair despite each member's receipt of $35,000 because such payment was paid to each member as compensation for the work that they were to perform on behalf of the Special Committee, was paid in advance of their consideration of the Transaction, and was paid without regard to whether they approved the Transaction.


               In reviewing the Transaction and determining whether the Transaction is fair to and in the best interest of the stockholders of GB Holdings, the Special Committee analyzed the factors set forth above, consulted with certain members of management of GB Holdings, consulted with the legal counsel, consulted with Libra Securities, and considered the Fairness Opinion issued by Libra Securities which is more fully described in "SPECIAL FACTORS -- Opinion of Libra Securities" as set forth on page 56. The Special Committee notes that the Fairness Opinion is as of July 14, 2003, and that the opinion has not been updated. However, the Special Committee keeps itself apprised of GB Holdings' business, operation, and financial conditions and does not believe there has been changes of a nature warranting an updated opinion.


               The discussion of the information and factors considered by the Special Committee in making its decision is not intended to be exhaustive, but includes all material factors considered by the Special Committee. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of the Transaction, the Special Committee did not find it useful to, and did not attempt to, quantify, rank, or otherwise assign relative weights to these factors. In addition, individual members of the Special Committee may have given different weight to different factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF GB HOLDINGS, GREATE BAY HOTEL, GB PROPERTY, AND ATLANTIC HOLDINGS

               On November 12, 2003 the Boards reviewed the recommendation by the Special Committee (set forth below) and discussed with the Special Committee their reasons for recommending that the Boards (i) approve the Transaction and
(ii) recommend to the stockholders of GB Holdings that they vote in favor of the Transaction. Mr. Icahn did not attend the meeting. Following discussions between the Boards and the Special Committee, the Boards after due consideration, unanimously determined (Messrs. Hirsch and Saldarelli abstaining) among other things, that;


               o the consummation of the Transaction is fair to and in the best interest of the stockholders of GB Holdings, including whether the stockholders of GB Holdings receive Atlantic Holdings Common Stock or Warrants;

               o the Transaction be submitted to the stockholders of GB Holdings for their review and approval; and

               o the Boards recommend to the stockholders of GB Holdings that they vote in favor of the Transaction.


Messrs. Hirsch and Saldarelli abstained because each of them is employed by American Real Estate Partners, L.P., a company affiliated with Mr. Icahn, and in light of such relationships determined that it was appropriate to abstain.


               On May 26, 2004 the Boards met and confirmed their previous analysis.

               Prior to approving and recommending the Transaction, the Boards determined that it was procedurally and substantively fair to the unaffiliated stockholders of GB Holdings. The Boards determined that the Transaction was substantively fair to the unaffiliated stockholders because prior to making its recommendation, it reviewed and adopted the analysis and recommendation of the Special Committee, consulted with the members of the Special Committee, the members of management, and outside legal counsel and discussed the fairness opinion with the Special Committee's financial advisor, and considered the Special Committee's view of the factors which it reviewed as set forth in "-- Recommendation of the Special Committee" on page 54 and adopted the Fairness Opinion issued by Libra Securities, which states that as of the date of its written opinion and based upon the assumptions made, matters considered and review described in its written opinion, the consideration to be received by the stockholders of GB Holdings in the Transaction is fair, from a financial point of view, to the stockholders of GB Holdings, as described under "SPECIAL FACTORS -- Opinion of Libra Securities." The Boards note that the Fairness Opinion is as of July 14, 2003, and that the opinion has not been updated. However, the Boards keep themselves apprised of GB Holdings' business, operation, and financial conditions and does not believe there has been changes of a nature warranting an updated opinion.

               The Boards determined that the Transaction was substantively fair because the unaffiliated stockholders of GB Holdings will receive the same consideration in the form of Atlantic Holdings Common Stock or Warrants, as the Affiliates (in their capacity as stockholders), if the Transaction is consummated. The Boards considered the nature of the Warrants and recognized that until such time as the Warrants become exercisable both the affiliated and unaffiliated stockholders will retain their rights as stockholders (including their voting rights) in GB Holdings, which upon consummation will be the owner of all of the outstanding Atlantic Holdings Common Stock. The Boards also recognized that the affiliated stockholders would be subject to restrictions on resale of securities under applicable federal securities laws and non-affiliates would not be subject to such restrictions. Therefore, the Boards believed it was not unfair to the unaffiliated stockholders to provide the Affiliates with registration rights in respect of their Atlantic Holdings Common Stock or Warrants.

               Based on the reasons set forth below, the Boards believe that sufficient procedural safeguards to ensure fairness of the Transaction were present, and there was no need to require the approval of a majority of the unaffiliated stockholders or to retain an unaffiliated representative to represent solely the unaffiliated stockholders of GB Holdings. In reaching this conclusion, the Boards determined that sufficient procedural safeguards were in place, including, the creation of the Special Committee, comprised of independent directors, which was delegated the responsibility to negotiate, recommend, and implement the Transaction; the retention by the Special Committee of an independent legal advisor; the retention by the Special Committee of an independent financial advisor to provide an opinion as to the fairness from a financial point of view of the consideration to be received by the stockholders of GB Holdings in the Transaction; the Special Committee's receipt of a fairness opinion from such independent financial advisor and the unanimous approval of the Transaction by the independent directors of the Boards representing a majority of the directors in attendance at the meeting. The Boards also believed that the Transaction was procedurally fair despite each member of the Special Committee's receipt of $35,000 because such payment was paid to each member as compensation for the work that they were to perform on behalf of the Special Committee, was paid in advance of their consideration of the Transaction, and was paid without regard to whether they approved the Transaction.

               In connection with the timing of the Transaction, the Boards considered the September 2005 maturity of the Existing Notes and wanted to complete the Transaction on a prompt basis.

               The discussion of the information and factors considered by the Boards in making its decision is not intended to be exhaustive, but includes all material factors considered by the Boards and the Special Committee. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of the Transaction, the Boards did not find it useful to, and did not attempt to, quantify, rank, or otherwise assign relative weights to these factors. In addition, individual members of the Boards may have given different weight to different factors.


               THE BOARD OF DIRECTORS OF GB HOLDINGS, GREATE BAY HOTEL, GB PROPERTY, AND ATLANTIC HOLDINGS RECOMMEND THAT THE STOCKHOLDERS OF GB HOLDINGS VOTE "FOR" THE APPROVAL OF THE TRANSACTION.


RECOMMENDATION OF THE MANAGER OF ACE GAMING

               Atlantic Holdings owns 100% of the membership interests and is the sole manager (the "Manager") of ACE Gaming. ACE Gaming has the same management as Greate Bay Hotel and upon consummation of the Transaction will own substantially all of the assets currently owned by Greate Bay Hotel. The Manager has not performed an independent review of the Transaction and relies upon and adopts the recommendation and conclusion of the Board of Directors of Atlantic Holdings which is described above. In adopting the recommendation and conclusions of the Board of Directors of Atlantic Holdings, the Manager believes that the Transaction is substantively and procedurally fair to the unaffiliated stockholders of GB Holdings for the same reasons that the Boards believe the Transactions is substantively and procedurally fair to the unaffiliated stockholders of GB Holdings.

POSITION OF ENTITIES AFFILIATED WITH CARL C. ICAHN AS TO THE FAIRNESS OF THE TRANSACTION

               Carl C. Icahn, together with his affiliates, Cyprus, Barberry Corp., Starfire Holding Corporation, American Real Estate Holdings Limited Partnership, American Real Estate Partners, L.P., American Property Investors, Inc. and Beckton Corp. (collectively with Mr. Icahn, the "Affiliates"), currently beneficially own a majority of the shares of GB Holdings and are deemed to be "affiliates" within the meaning of Rule 13E-3 of the Securities Exchange Act of 1934, as amended. Accordingly, the Affiliates are required to express their belief as to the fairness of the Transaction to GB Holdings' unaffiliated stockholders.


               The Affiliates determined that the Transaction is both substantively and procedurally fair to the unaffiliated stockholders of GB Holdings. This belief is based upon the conclusions of, and approval of the Board and the recommendation of the Special Committee, as well as the bases therefore, which conclusions and bases, as set forth in "-- Recommendation of the Board of Directors of GB Holdings" and "-- Recommendation of the Special Committee" which are incorporated by reference herein.

               In addition, the Affiliates determined that the Transaction was substantively fair to the unaffiliated stockholders because prior to reaching this conclusion, it reviewed the description of the meetings of the Special Committee and the Board on November 12, 2003 each as described under the heading "-- Background of the Transaction" and adopted the analysis and recommendation of the Special Committee and the analysis and approval of the Board. Also, the Affiliates reviewed the description of the meeting of the Special Committee on July 14, 2003 at which Libra Securities made a presentation described under the heading "-- Background of the Transaction" and the Affiliates reviewed and adopted the analysis and conclusion of Libra Securities. The Affiliates did not retain Libra Securities nor did they engage in discussions with Libra Securities concerning Libra Securities Fairness Opinion or its analysis or conclusion with respect to the Transaction. Such analysis and conclusion includes a review of the Transaction through a review of the current market price of the common stock of GB Holdings, the historical market price of the common stock of GB Holdings and the going concern value of GB Holdings, and its subsidiaries which is summarized below under the caption "-- Opinion of Libra Securities." Also, the Affiliates recognized that Libra Securities, in its preparation of its fairness opinion, did not perform a liquidation value analysis because Libra Securities believed that it was not considered based upon the nature of GB Holdings' business, liquidation value was not indicative of actual market value, so it was not considered. (A buyer of GB Holdings' assets would be expected to pay more for such assets when sold as a going concern because the assets should be able to generate greater cash flow when operated as a going concern, as opposed to the cash flow that would be generated if the assets were broken up and sold on an asset-by-asset basis in a liquidation sale.) In connection with the preparation of its fairness opinion, Libra Securities determined that the enterprise value of GB Holdings would be appropriately analyzed on a going concern basis. Libra Securities did not take account of net book value which is an accounting concept designed to reflect historical cost, depreciation, and other factors not necessarily indicative of market value. The Affiliates did not consider the price paid for common stock of GB Holdings by the Affiliates in the past two years, because the Affiliates did not purchase any common stock of GB Holdings during such period from unaffiliated parties. Also, the Affiliates did not consider any firm offers made by unaffiliated parties for GB Holdings during the past two years because no such offers were made. The Affiliates note that the opinion of the financial advisor is as of July 14, 2003, and that the opinion has not been updated. However, the Affiliates have generally kept apprised of GB Holdings' business, operations, and financial condition and do not believe there has been any changes of a nature warranting a change in their prior determination. The Affiliates believe it is appropriate to concur with Libra Securities' analysis set forth above because the analysis of Libra Securities, which has significant experience in the valuation of companies, appears to the Affiliates to be reasonable.


               In connection with the timing of the Transaction, the Affiliates considered the September 2005 maturity of the Existing Notes and wanted to complete the Transaction on a prompt basis.

               The discussion of the information and factors considered by the Affiliates in making its decision is not intended to be exhaustive, but includes all material factors considered by the Affiliates, the Board and the Special Committee. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of the Transaction, the Affiliates did not find it useful to, and did not attempt to, quantify, rank, or otherwise assign relative weights to these factors. In addition, individual members of the Affiliates may have given different weight to different factors.

OPINION OF LIBRA SECURITIES

               In connection with the Transaction, the Special Committee retained Libra Securities as financial advisor on April 14, 2003 to render an opinion as to the fairness from a financial point of view of the consideration to be received by the stockholders of GB Holdings in the Transaction. Prior to its retention by the Special Committee, Libra Securities had no previous relationship with either GB Holdings or Atlantic Holdings. The Special Committee retained Libra Securities based upon Libra Securities' experience, particularly with respect to the gaming industry, in rendering fairness opinions, their familiarity with the business and financial condition of GB Holdings and their experience in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, recapitalizations and similar transactions. Libra Securities is an investment banking firm that as part of its business is regularly engaged to render financial advice and opinions in connection with mergers and acquisitions, corporate reorganizations, and other corporate transactions. Based upon a review of the credentials of, and interviews with, several candidates, the Special Committee selected Libra Securities primarily because of its experience and expertise in performing valuation and fairness analyses. Libra Securities does not beneficially own nor has it ever beneficially owned any interest in GB Holdings. On December 11, 2002, Libra Securities entered into an engagement agreement with American Real Estate Partners, L.P., a limited partnership affiliated with Mr. Icahn and which as of October 10, 2003 directly beneficially owned 3,627,711 shares of common stock of GB Holdings, pursuant to which the Audit Committee of American Property Investors, Inc., the general partner of American Real Estate Partners, retained Libra Securities to provide a fairness opinion to the Audit Committee in connection with a possible acquisition by American Real Estate Partners of certain debt and equity interests of GB Holdings owned by an entity or entities affiliated with Mr. Icahn. Libra Securities was paid an engagement fee of $50,000 pursuant to this agreement. Libra Securities engaged in a preliminary discussion with the Audit Committee of the Board of Directors of American Property Investors, Inc. with respect to various possible methods to value GB Holdings. In such discussion, Libra Securities indicated that it expected to use the Comparable Transaction Approach, the Market Multiple Approach and the Discounted Cash Flow Approach as part of the analyses to be conducted by it in

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connection with its proposed fairness opinion. However, the transaction did not proceed, Libra Securities did not make any determination of the value of GB Holdings, and Libra Securities did not provide a report or opinion to American Property Investors, Inc.


               As compensation to Libra Securities for its services in connection with the Transaction, including its rendering of the fairness opinion, the preparation of an estimate of the value of the New Notes and Warrants for use in the preparation of the pro forma financial statements included in this proxy statement/prospectus and the rendering of an opinion as required under the existing indenture pursuant to Section 314(d)(1) of the Trust Indenture Act, GB Holdings agreed to pay Libra Securities an aggregate fee of $225,000 in addition to Libra Securities' expenses in connection with the provision of its services. In addition to its out-of-pocket expenses, Libra Securities will be reimbursed for reasonable fees and expenses of its legal counsel. No portion of Libra Securities' fee is contingent upon the successful completion of the Transaction, any related transaction, or the conclusions reached in the Libra Securities opinions or valuation estimate. No limitations were imposed by the Special Committee or the Board on Libra Securities with respect to the investigations made or procedures followed by it in rendering its opinion. GB Holdings also agreed to indemnify Libra Securities and related persons against certain liabilities that may arise out of the engagement of Libra Securities, including certain liabilities arising under the federal securities laws.


               The summary set forth below describes the material points of more detailed analyses performed by Libra Securities in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinion, Libra Securities made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Libra Securities believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in Libra Securities' fairness opinion. Libra Securities made numerous assumptions with respect to GB Holdings, the Transaction, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of GB Holdings. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

               Libra Securities was not asked to opine and did not express any opinion as to the tax consequences of the Transaction, including tax consequences to GB Holdings and whether holders of common stock of GB Holdings will recognize taxable income as a result of the Transaction. The tax consequences of the Transaction could be material and could affect the analysis underlying the conclusions reached in the fairness opinion. In addition, Libra Securities did not express any opinion as to: (a) the value of common stock of GB Holdings or Atlantic Holdings Common Stock or the Warrants or the prices at which common stock of GB Holdings or Atlantic Holdings Common Stock may trade in the future following the Transaction; or (b) the fairness of any aspect of the Transaction not expressly addressed in its fairness opinion. Libra Securities did not perform an independent appraisal of the tangible assets of GB Holdings.


               Libra Securities did not, and was not requested by the Special Committee, GB Holdings, Atlantic Holdings or any other person to make any recommendations as to the form or amount of consideration in connection with the Transaction. Furthermore, Libra Securities has not negotiated any portion of the Transaction or Transaction Documents, and other than as set forth above, has not advised the Special Committee or the Board with respect to alternatives to the Transaction. For more information, please see "SPECIAL FACTORS--Background of the Transaction" on page 46.


               In addition, at the Special Committee's direction, Libra Securities assumed for the purposes of the fairness opinion and the analyses described below that the holders of at least 58% of the Existing Notes, or at least $63.8 million principal amount, will exchange their Existing Notes into an equal principal amount of New Notes in the Transaction.

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               For purposes of formulating the fairness opinion, Libra
Securities:

               1. met with representatives and attorneys for the Special Committee and certain members of the senior management of GB Holdings to discuss the operations, financial condition, future prospects, projected operations and performance of GB Holdings and the Transaction;

               2. reviewed GB Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and GB Holdings' Quarterly Report on Form 10-Q for the period ended March 31, 2003, which GB Holdings' management had identified as the most current financial statements available;

               3. reviewed and discussed with GB Holdings' management the projections of GB Holdings' financial performance for the fiscal year ended December 31, 2003 prepared by GB Holdings' management;

               4. discussed with GB Holdings' management the New Jersey tax environment, the likely impact of the Borgata casino, and various other potential new competitive threats in other states;

               5.      visited certain facilities and business offices of GB
                       Holdings;


               6. reviewed the historical market prices and trading volume for GB Holdings' publicly-traded securities and other publicly available information regarding GB Holdings;


               7. reviewed certain publicly available financial data for certain companies that Libra Securities deemed comparable to GB Holdings;

               8. reviewed the Existing Indenture and related security documents;


               9. reviewed a memorandum describing the Transaction from GB Holdings, dated July 11, 2003; and


               10. conducted such other studies, analyses and inquiries as Libra Securities deemed appropriate.

               Analysis

               Libra Securities used several analyses to assess the fairness of the consideration to be received by the stockholders, from a financial point of view, relative to an estimate as to the common share equity value of GB Holdings. The following is a summary of the material financial analyses performed by Libra Securities in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of Libra Securities' fairness opinion, which is attached as Annex H to this proxy statement/prospectus and which will be made available for inspection and copying at the principal executive offices of Atlantic Holdings during regular business hours by any interested common stockholders of GB Holdings or representative who has been so designated in writing. You are urged to read the full text of the fairness opinion carefully in its entirety. The following summary speaks as of July 14, 2003, the date of the fairness opinion.

               In assessing the fairness of the consideration to be received by the holders of common stock, from a financial point of view, Libra Securities first independently estimated the total enterprise value of GB Holdings' operations using analyses appropriate and reflective of generally accepted valuation methodologies given GB Holdings' trading volume relative to total shares outstanding, the accessibility of comparable publicly-traded companies, the availability of forecasts from management of GB Holdings, and available information regarding similar transactions in the industries in which GB Holdings is engaged. Libra Securities then estimated the portion of this value allocable to the holders of common stock of GB Holdings on both a pre- and post-Transaction basis, taking into account, among other things, the reduction in interest expense resulting from the exchange of Existing Notes for New Notes and the payment of the consent fee to exchanging holders of Existing Notes.

               Valuation Analyses


               Libra Securities used the following valuation methodologies to estimate the aggregate enterprise value of GB Holdings on a going concern basis:
(i) the Comparable Transaction Approach; (ii) the Market Multiple Approach; and
(iii) the Discounted Cash Flow Approach. Libra Securities also reviewed the historical prices and trading volume for GB Holdings' publicly-traded stock. Libra Securities noted that the common stock of GB


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Holdings has a relatively low trading volume, a small public float and, to Libra
Securities' knowledge, a lack of analysts providing research on GB Holdings' stock. For example, during the 136 trading days between January 2, 2003 and July 11, 2003 (the last trading day prior to the day Libra Securities delivered its opinion), trades of GB Holdings common stock were reported on only 38 of such days, with daily reported trading volumes on such days being as low as 100 shares. Accordingly, Libra Securities concluded that the public market may not reflect the value of GB Holdings' stock and therefore did not rely on such information in its analyses of the fairness of the consideration to be received by the holders of GB Holdings common stock in the Transaction.


               Comparable Transaction and Market Multiple Approaches


               Libra Securities reviewed consideration paid in certain acquisitions of controlling interests in companies with operations that Libra Securities deemed to be reasonably comparable to GB Holdings' principal business operations. For purposes of this analysis, Libra Securities analyzed two announced transactions of Atlantic City casinos where financial information was publicly disclosed: (i) the acquisition by an affiliate of Colony Capital of Resorts International and (ii) Park Place Entertainment Corporation's acquisition of The Claridge Hotel and Casino. Libra Securities calculated the multiple of total enterprise value ("TEV") to latest twelve months ("LTM") earnings before interest, taxes, depreciation and amortization ("EBITDA"). The analysis showed that the multiple of TEV to LTM EBITDA exhibited by the comparable transactions ranged from 5.3 times to 6.5 times. Libra Securities calculated "TEV" by adding an entity's equity market value to its net debt and Libra Securities calculated net debt by subtracting an entity's excess cash, defined as total cash on the balance sheet less cash used in the business (assumed to be 4% of LTM net revenue) and excluding Casino Reinvestment Development Authority investments, from the book value of its existing debt.

               Libra Securities reviewed certain financial information of publicly-traded companies that derive a majority of their cash flow from Atlantic City casinos to provide indications of value based upon comparisons of GB Holdings to market values and arm's-length pricing evidence of those comparable companies. The comparable companies were Aztar Corporation and Trump Hotels & Casino Resorts, Inc. Libra Securities calculated certain financial ratios, including the multiples of (i) TEV to LTM revenues; (ii) TEV to LTM EBITDA; (iii) total debt to LTM EBITDA; and (iv) total net debt to LTM EBITDA. The analysis showed that the multiples exhibited by the comparable companies were as follows: (i) TEV to LTM revenues for both comparable companies was 1.2 times; (ii) TEV to LTM EBITDA ranged from 5.2 times to 5.4 times; (iii) total debt to LTM EBITDA ranged from 2.4 times to 5.5 times; and (iv) total net debt to LTM EBITDA ranged from 2.4 times to 5.0 times.


               Libra Securities derived indications of the enterprise value of GB Holdings by applying selected multiples to revenue and EBITDA results for the latest twelve months ended March 31, 2003 and the last four fiscal years. In determining the TEV of the operations of GB Holdings, Libra Securities made certain adjustments to reflect GB Holdings' current holdings of cash and cash equivalents and certain debt obligations of GB Holdings.

               After consideration of such adjustments, Libra Securities estimated the TEV of GB Holdings using the comparable transaction approach and the market multiple approach to be in the range of $145 million to $167 million and $140 million to $149 million, respectively.

               Discounted Cash Flow Approach

               The discounted cash flow approach measures the present worth of anticipated future economic benefits of a company (i.e., free cash flow). The free cash flow of a company is forecasted into future years and converted to a present value equivalent using an appropriate discount rate. The chosen discount rate considers the time value of money, inflation, and the risk inherent in ownership of the company.

               Libra Securities' discounted cash flow analysis of GB Holdings was based on historical operating results for GB Holdings for the last four fiscal years. Libra Securities made certain adjustments to the historical operating results to reflect revenue and expense margin stabilization and anticipated growth and inflation and projected GB Holdings' operating results for ten years. For purposes of this analysis, Libra Securities determined free cash flows of GB Holdings by using the tax-affected operating income from the projections, subtracting necessary capital expenditures and adding interest expense and depreciation and amortization as provided by GB Holdings.

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


               Libra Securities applied risk-adjusted discount rates ranging from 12.0 percent to 14.0 percent. Libra Securities believes that a company-specific risk premium is appropriate due to (i) GB Holdings' lack of geographic diversity and (ii) GB Holdings' small size relative to other comparable companies. To determine the value of GB Holdings at the end of the ten-year projection period, Libra Securities applied an exit multiple range of
5.0 times to 6.0 times EBITDA based upon the multiples exhibited in the comparable transaction approach and market multiple approach.


               The discounted cash flow approach resulted in an indicated valuation range for GB Holdings of approximately $155 million to $163 million.

               Determination of Fairness

               As described above, the various valuation analyses performed by Libra Securities indicated a total enterprise value for GB Holdings' operations of from $140 million to $167 million. However, focusing on the valuation metrics that are most commonly used for the gaming industry as well as various subjective factors (such as impending competition from the Borgata property that was under construction in Atlantic City and potential expanded gaming in other states), Libra Securities estimated that the enterprise value was more likely in the range of $140 to $150 million.

               Using these amounts, Libra Securities then assessed the value of the common stock of GB Holdings on a pre-Transaction basis by deducting the amount of GB Holdings' long term debt from total enterprise value, resulting in an estimated value of $30 to $40 million for GB Holdings' common stock. Libra Securities then estimated the value of the interest in Atlantic Holdings, through the Warrants, of the existing holders of common stock of GB Holdings on a post-Transaction basis, taking into account, among other things, the interest savings that would result from the exchange of the Existing Notes for the New Notes and the payment of a consent fee to the exchanging holders of Existing Notes.

               For example, Libra Securities estimated that the present value of the interest savings (assuming that all existing noteholders exchange but do not convert) would be approximately $32.5 million. When netted against the $11 million dollar consent fee that would be payable to exchanging holders of Existing Notes, this would result in an increase in total value of approximately $21.5 million and would cause the value of GB Holdings stockholders' interest in Atlantic Holdings to increase above the pre-Transaction values of their common stock in GB Holdings.


               Based upon these estimates of value, (i) at a $140 million estimated pre-Transaction enterprise value, the pre-Transaction value of the interests of the common stockholders of GB Holdings would be approximately $30 million and the post-Transaction value of the interests of the common stockholders of GB Holdings would range from $44 million (assuming all of the New Notes are converted into Atlantic Holdings Common Stock) to $51.5 million (assuming none of the New Notes are converted into Atlantic Holdings Common Stock) and (ii) at a $150 million estimated pre-Transaction enterprise value, the pre-Transaction value of the interests of the common stockholders of GB Holdings would be approximately $40 million and the post-Transaction value of the interests of the common stockholders of GB Holdings would range from $47.2 million (assuming all of the New Notes are converted into Atlantic Holdings Common Stock) to $61.5 million (assuming none of the New Notes are converted into Atlantic Holdings Common Stock).


               In each example, the estimated value of GB Holdings stockholders' share of Atlantic Holdings equity post-Transaction was larger than the estimated pre-Transaction value of interests of the common stockholders of GB Holdings, reflecting the increased value resulting from the interest savings.

               In addition to its analysis of pre- and post-Transaction values, Libra Securities also took into account the risk that GB Holdings would be unable to refinance the Existing Notes and/or would experience negative cash flow after debt service if the Transaction were not consummated. Based on this analysis, Libra Securities determined that the consideration to be received by the common stockholders of GB Holdings on the Transaction was fair from a financial point of view.

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

               Conclusion


               Libra Securities rendered a verbal opinion to the Special Committee on July 14, 2003 and confirmed its opinion by providing a written opinion, dated July 14, 2003 stating that, as of that date and based upon the assumptions made, matters considered and review described in the written opinion, the consideration to be received by the common stockholders of GB Holdings in the Transaction is fair, from a financial point of view, to the common stockholders of GB Holdings.


               The fairness opinion does not address GB Holdings' underlying business decision to effect the Transaction. The Special Committee did not request Libra Securities to, and accordingly, Libra Securities did not undertake to, solicit third party indications of interest in acquiring all or any part of GB Holdings, assist in the structuring of the Transaction or advise the Special Committee or GB Holdings with respect to alternatives to it. The fairness opinion does not constitute, and should not be construed, as a recommendation to any stockholder of GB Holdings as to how such stockholder of GB Holdings should vote on the Transaction.


               Libra Securities relied upon the accuracy and completeness of all of the financial, accounting, legal, tax, operating and other information provided to it by GB Holdings and assumed that all such information was complete and accurate in all material respects and that no material changes occurred in the information reviewed between the date the information was provided and the date of the fairness opinion. In particular, Libra Securities relied upon and assumed, without independent verification, that (i) the historic operating results and the financial forecasts and projections provided by GB Holdings, and the related discussions with the management of GB Holdings, were prepared in good faith and reflect the best currently available estimates of the future financial results and condition of GB Holdings (as of the dates of such forecasts and projections) and (ii) there has been no material change in the assets, financial condition, business or prospects of GB Holdings since the date of the most recent financial statements made available to Libra Securities. Libra Securities also assumed that there are no facts or information regarding GB Holdings that would cause the information supplied by GB Holdings to be incomplete or misleading or fail to fairly represent the financial condition and results of operations of GB Holdings in any material respect.


               Libra Securities did not independently verify the accuracy and completeness of the information supplied to it with respect to GB Holdings and did not assume any responsibility with respect to it. Libra Securities' fairness opinion was necessarily based on business, economic, market and other conditions as they existed and could be evaluated by Libra Securities at the date of the fairness opinion.

ADDITIONAL REPORT OF LIBRA SECURITIES


               In connection with the preparation of pro forma financial statements to be included in this proxy statement/prospectus, the Special Committee amended its engagement agreement with Libra Securities on September 30, 2003 to engage Libra Securities to prepare an estimate of the value of the New Notes and Warrants to be issued in the Transaction (the "Valuation Estimate"). The qualifications of Libra Securities are described under "-- OPINION OF LIBRA SECURITIES" above. The Special Committee selected Libra Securities to perform the Valuation Estimate primarily because of its previous role in rendering its fairness opinion in the Transaction and its experience and expertise in performing valuation and fairness analyses. Libra Securities has had prior relationships with American Real Estate Partners, L.P., a limited partnership affiliated with Mr. Icahn and which as of October 10, 2003 directly beneficially owned 3,627,711 shares of common stock of GB Holdings, and American Property Investors, Inc., the general partner of American Real Estate Partners, as described above under "-- OPINION OF LIBRA SECURITIES."

               Libra Securities completed its Valuation Estimate on November 7, 2003 and was paid a fee of $50,000 (which amount is included in the aggregate fee paid to Libra Securities of $225,000 described above under "Opinion of Libra Securities").


               Libra Securities delivered its Valuation Estimate to GB Holdings solely for the purpose of assisting GB Holdings in its preparation of the pro forma financial statements of GB Holdings, and it was not prepared for the benefit of the Special Committee or the Board of Directors of GB Holdings in their consideration of the Transaction.

               The summary set forth below describes the material points of more detailed analyses performed by Libra Securities in arriving at its Valuation Estimate. As with the preparation of the fairness opinion, the preparation of a

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

valuation estimate is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its Valuation Estimate, Libra Securities made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Libra Securities believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in the Valuation Estimate. Libra Securities made numerous assumptions with respect to GB Holdings, the Transaction, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of GB Holdings. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

        The Valuation Estimate represents Libra Securities' estimate of value of the New Notes and Warrants as of the date thereof (assuming consummation of the Transaction). Libra Securities did not analyze and expressed no view as to what the value of the New Notes or Warrants (or any other security) actually will be when the Transaction is in fact consummated or the price at which the New Notes, Warrants or any other security may trade subsequent thereto. Specifically, no assurance was given and no reliance should be made that the actual trading price of any security or instrument will be the same as any estimate in the Valuation Estimate. Further, the Valuation Estimate does not constitute, and should not be construed, as a recommendation to any stockholder of GB Holdings as to how such stockholder of GB Holdings should vote on the Transaction.

        In preparing its Valuation Estimate, Libra Securities was not asked to consider and did not consider the tax consequences of the Transaction, including tax consequences to GB Holdings and whether holders of common stock of GB Holdings will recognize taxable income as a result of the Transaction. The tax consequences of the Transaction could be material and could affect the analysis underlying the estimates set forth in the Valuation Estimate.

        Libra Securities did not, and was not requested by the Special Committee, GB Holdings, Atlantic Holdings or any other person to make any recommendations as to the form or amount of consideration in connection with the Transaction, including the terms of the New Notes and Warrants.

        For purposes of formulating its Valuation Estimate, Libra Securities:

               1. met with representatives and attorneys for the Special Committee and certain members of the senior management of GB Holdings to discuss the operations, financial condition, future prospects, projected operations and performance of GB Holdings and the Transaction;

               2. reviewed GB Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and GB Holdings' Quarterly Report on Form 10-Q for the period ended March 31, 2003 and June 30, 2003, which GB Holdings' management had identified as the most current financial statements available;

               3. reviewed and discussed with GB Holdings' management the projections of GB Holdings' financial performance for the fiscal year ended December 31, 2003 prepared by GB Holdings' management and discussed with GB Holdings' management the preliminary operating results for the quarter ended September 30, 2003;

               4. discussed with GB Holdings' management the New Jersey tax environment, the likely impact of the Borgata casino, and various other potential new competitive threats in other states;

               5.      visited certain facilities and business offices of GB
                       Holdings;

               6. reviewed the historical market prices and trading volume for GB Holdings' publicly-traded securities and other publicly available information regarding GB Holdings;

               7. reviewed certain publicly available financial data for certain companies that Libra Securities deemed comparable to GB Holdings;

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

               8. reviewed the Existing Indenture and related security documents;

               9. reviewed a memorandum describing the Transaction from GB Holdings, dated July 11, 2003; and

               10. conducted such other studies, analyses and inquiries as Libra Securities deemed appropriate.

               The Valuation Estimate does not address GB Holdings' underlying business decision to effect the Transaction. The Special Committee did not request Libra Securities to, and accordingly, Libra Securities did not undertake to, solicit third party indications of interest in acquiring all or any part of GB Holdings, assist in the structuring of the Transaction (including the terms of the New Notes and the Warrants) or advise the Special Committee or GB Holdings with respect to alternatives to it.


               In preparing the Valuation Estimate, Libra Securities relied upon the accuracy and completeness of all of the financial, accounting, legal, tax, operating and other information provided to it by GB Holdings and assumed that all such information was complete and accurate in all material respects and that no material changes occurred in the information reviewed between the date the information was provided and the date of the Valuation Estimate. In particular, Libra Securities relied upon and assumed, without independent verification, that
(i) the historic operating results and the financial forecasts and projections provided by GB Holdings, and the related discussions with the management of GB Holdings, were prepared in good faith and reflect the best currently available estimates of the future financial results and condition of GB Holdings (as of the dates of such forecasts and projections) and (ii) that there has been no material change in the assets, financial condition, business or prospects of GB Holdings since the date of the most recent financial statements made available to Libra Securities. Libra Securities also assumed that there are no facts or information regarding GB Holdings that would cause the information supplied by GB Holdings to be incomplete or misleading or fail to fairly represent the financial condition and results of operations of GB Holdings in any material respect. Libra Securities did not independently verify the accuracy and completeness of the information supplied to it with respect to GB Holdings and did not assume any responsibility with respect to it. The Valuation Estimate was necessarily based on business, economic, market and other conditions as they existed and could be evaluated by Libra Securities at the date of the Valuation Estimate.


Analysis Methodology

               At GB Holding's direction, Libra Securities prepared its Valuation Estimate assuming the following three scenarios:

               o The holders of 58% of the Existing Notes, or $63.8 million principal amount, exchange their Existing Notes into an equal principal amount of New Notes (the "58% Exchange Scenario").

               o The holders of 80% of the Existing Notes, or $88.0 million principal amount, exchange their Existing Notes into an equal principal amount of New Notes (the "80% Exchange Scenario").

               o The holders of 100% of the Existing Notes, or $110.0 million principal amount, exchange their Existing Notes into an equal principal amount of New Notes (the "100% Exchange Scenario").

               As described in more detail below, Libra Securities used two different methodologies to estimate the value of the New Notes under these three scenarios.


               First, Libra Securities determined an estimated "straight rate" value of the New Notes by adding (i) its estimate of the present value of the principal and interest payments to be made under the New Notes assuming no conversion of any New Notes into equity and (ii) its estimate of the discounted present value of the conversion feature of the New Notes.


               Second, Libra Securities determined an estimated "intrinsic" value of the New Notes by estimating the value of the equity interest in Atlantic Holdings to be owned by the holders of New Notes assuming conversion of all of the New Notes into Atlantic Holdings Common Stock occurs at the time of consummation of the Transaction. Libra Securities determined the intrinsic value by estimating the total enterprise value of Atlantic Holdings and then determining the portion of this total value that would be held by the holders of New Notes after conversion of all of the New Notes, into Atlantic Holdings Common Stock.



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               Under the first methodology, Libra Securities estimated the value of the New Notes assuming the New Notes are held as New Notes through maturity of the New Notes. Under the second methodology, Libra Securities estimated the value of the New Notes assuming all of the New Notes are immediately converted into common stock upon closing of the Transaction. Libra Securities then selected the higher of these two amounts as its estimate of the value of the New Notes based upon its assumption for purposes of its Valuation Estimate that all of the New Notes would be converted if the intrinsic value of the New Notes was greater than the straight-rate value of the New Notes.

               After completing its estimate of the value of the New Notes, Libra Securities then estimated the value of the Warrants by estimating the total enterprise value of Atlantic Holdings and determining the portion of such value that would be held by the owners of the Warrants. In determining its estimate of the value of the Warrants, it was necessary for Libra Securities to make an assumption as to whether and the amount of the New Notes converted into Atlantic Holdings Common Stock, as the value of the Warrants varies depending on whether and the amount of New Notes actually converted into Atlantic Holdings Common Stock. Accordingly, and based upon its assumption for purposes of its Valuation Estimate that all of the New Notes would be converted if the intrinsic value of the New Notes was greater than the straight-rate value of the New Notes, Libra Securities assumed for the purposes of its estimate of the value of the Warrants that all of the New Notes were converted into Atlantic Holdings Common Stock.

Valuation Estimate for the New Notes

        Estimate of "Straight Rate" Value of the New Notes

               Libra Securities estimated the "straight rate" value of the New Notes by computing the discounted present value of the New Notes assuming payment of the principal amount and all accrued interest upon the five year maturity thereof. Using a discount rate of 12.10% (representing Libra Securities' estimate of an appropriate discount rate based on the equivalent yield of a comparable gaming company's outstanding bonds), Libra Securities calculated a net present value of the New Notes of $71.5 million in the 100% Exchange Scenario, $57.2 million in the 80% Exchange Scenario and $41.5 million in the 58% Exchange Scenario.


               Libra Securities then estimated the discounted maximum present value of the conversion feature of the New Notes assuming the 100% Exchange Scenario based upon the portion of the estimated total enterprise value of Atlantic Holdings represented by the Atlantic Holdings Common Stock into which the New Notes are convertible. Based on its discussions with management of GB Holdings, Libra Securities assumed for purposes of its estimate of the straight rate value of the New Notes a total enterprise value of $188.6 million for Atlantic Holdings, calculated by applying a valuation multiple of 5.25 to assumed 2008 earnings before interest, taxes, depreciation and amortization ("EBITDA") of $28.5 million, and then adding assumed net excess cash (after payment to the holders of Existing Notes of the maximum possible consent fee of $11.0 million). Under the 100% Exchange Scenario, the holders of New Notes would own 72.5% of Atlantic Holdings Common Stock, on a fully diluted basis, after all of the New Notes have been paid or converted into Atlantic Holdings Common Stock, and their interest in the estimated total enterprise value of Atlantic Holdings of $188.6 million would therefore be $136.8 million in 2008, resulting in an estimated potential value of the conversion feature of the New Notes of $10.3 million (which represents the excess of the portion of the estimated total enterprise value of Atlantic Holdings in 2008 attributable to the Atlantic Holdings Common Stock issuable upon conversion of all of the New Notes, or $136.8 million, over the aggregate amount of principal of and interest on the New Notes that would be paid to the holders of the New Notes if such holders did not convert the New Notes, or $126.5 million).


               Libra Securities then adjusted the estimated potential value of the conversion feature of the New Notes as follows to estimate the discounted present value of the conversion feature of the New Notes to reflect the impact of two factors. Because Libra Securities believed that there is a significant risk that Atlantic Holdings will not achieve the assumed EBITDA amount in 2008 or otherwise fail to achieve the assumed total enterprise value of Atlantic Holdings used by Libra Securities in its valuation of the estimated potential value of the conversion feature of the New Notes, Libra Securities assigned a probability weighting of 14.0% to the $10.3 million estimated potential value of the conversion feature of the New Notes. In addition, Libra Securities applied a discount rate in order to calculate an estimated net present value of the probability-weighted estimated potential value of the conversion feature of the New Notes, as the excess value would not be realized until the maturity date of the New Notes. After applying these factors, the discounted maximum present value of the conversion feature of the Notes was calculated to be $0.8 million in the 100% Exchange Scenario. Adding the discounted present value of the New Notes of $71.5

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

million to the $0.8 million discounted maximum present value of the conversion feature resulted in a $72.3 million estimated total value for the New Notes in the 100% Exchange Scenario.

        Estimate of "Intrinsic" Value of the New Notes

               Libra Securities next estimated the value of the New Notes using the "intrinsic value" methodology described above for each of the three scenarios, assuming conversion of all of the New Notes into Atlantic Holdings Common Stock upon consummation of the Transaction. In making these estimates, Libra Securities first estimated the total enterprise value of Atlantic Holdings by applying a 5.25 multiple to estimated normalized EBITDA of Atlantic Holdings for the following twelve months of $15.0 million assumed at the time of closing of the Transaction and then adding estimated excess cash and deducting the consent fee that would be payable to holders of Existing Notes that exchange into New Notes. Libra Securities then calculated the portion of this value that would be held by converting holders of New Notes based on their percentage ownership of the total common stock of Atlantic Holdings (e.g., in the 100% Exchange Scenario, converting holders of New Notes would own 72.5% of Atlantic Holdings Common Stock and therefore are deemed to hold 72.5% of the aggregate enterprise value of Atlantic Holdings). Applying this methodology in the 100% Exchange Scenario, 80% Exchange Scenario and 58% Exchange Scenarios resulted in estimated intrinsic values for the New Notes of $85.4 million, $69.6 million and $51.5 million, respectively. Each of these estimated intrinsic values exceeds the values determined using the "straight rate" methodology above, and therefore were used by Libra Securities as the estimated valuation amounts for the New Notes in the Valuation Estimate.

               The estimated valuation amounts of the New Notes contained in the Valuation Estimate were made as of the date of the Valuation Estimate and based upon the assumptions made, matters considered and the review described in the Valuation Estimate.

Valuation Estimate for the Warrants

               When calculating its valuation estimate for the Warrants, Libra Securities assumed that conversion of the New Notes occurred upon consummation of the Transaction.


               To estimate the value of the Warrants, Libra Securities used the same total enterprise value estimates for Atlantic Holdings that were used in determining the "intrinsic" value of the New Notes as described above. Libra Securities then determined the portion of the estimated total enterprise value that would be held by the owners of the Warrants in each scenario (i.e., 27.5% of such amount, representing the percentage of Atlantic Holdings Common Stock to which such Warrant holders would be entitled under all three scenarios). Applying this methodology to the 100% Exchange Scenario, 80% Exchange Scenario and 58% Exchange Scenario resulted in estimated values for the Warrants of $32.4 million, $33.0 million and $33.7 million, respectively, which were the estimated values for the Warrants used by Libra Securities in its Valuation Estimate.


               The estimated values of the Warrants contained in the Valuation Estimate were made as of the date of the Valuation Estimate and based upon the assumptions made, matters considered and the review described in the Valuation Estimate.

INTERESTS OF THE DIRECTORS AND MANAGEMENT OF GB HOLDINGS IN THE TRANSACTION

               Prior to and immediately after the Transaction, it is anticipated that the Board of Directors at Atlantic Holdings will have the same members as the Board.

               Carl C. Icahn is the Chairman of the Board of GB Property, Greate Bay Hotel, GB Holdings, and Atlantic Holdings. The Affiliates own approximately 77% of the outstanding common stock of GB Holdings, which owns 100% of GB Property and Greate Bay Hotel, and approximately 58% of the aggregate principal amount outstanding of the Existing Notes. The Affiliates have indicated their support of the Transaction, their intent to tender for exchange their Existing Notes thereby satisfying the minimum tender condition of the Exchange Offer, and their intent to vote in favor of the Transaction. After the Transaction is completed, the Affiliates may beneficially own (i) approximately 63.4% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, if more than 58%, but less than 100% of the Existing Notes exchange for the New Notes such affiliates may beneficially own up to an additional 23.5% of the outstanding Atlantic Holdings Common Stock because of such affiliates ownership of approximately 77% of the outstanding common stock of GB Holdings and (ii) at least 58% of the aggregate principal amount outstanding of the New Notes. In addition, the Affiliates will effectively control

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


Atlantic Holdings, since, immediately following the consummation of the Transaction, they will continue to have control over any stock which GB Holdings owns because they own approximately 77% of the outstanding common stock of GB Holdings, and Atlantic Holdings initially will be a wholly owned subsidiary of GB Holdings. As a result, the Affiliates will have a substantial influence and control over matters voted upon by stockholders (such as the election of the directors to the Board of Directors of each of GB Holdings and Atlantic Holdings, mergers and sale of assets involving GB Holdings and Atlantic Holdings and other matters upon which stockholders, of either GB Holdings or Atlantic Holdings, vote), as well as matters to be consented to by the holders of the New Notes, such as the determination of whether and when the payment in the form of Atlantic Holdings Common Stock shall be made in satisfaction of the principal and accrued interest of the New Notes shall occur, or whether to amend the New Indenture (i.e., release of the collateral securing the New Notes or waiver of events of default).


POSSIBLE CONFLICTS OF INTERESTS



               The Affiliates (i) beneficially own approximately 77% of the outstanding common stock of GB Holdings; (ii) own approximately 58% of the aggregate principal amount outstanding of the Existing Notes; and (iii) following the consummation of the Transaction may own at least 58% of the aggregate principal amount outstanding of the New Notes. The Affiliates have indicated their support of the Transaction, their intent to vote in favor of the Transaction, and their intent to tender for exchange their Existing Notes. As such, the Affiliates will have substantial influence and control over matters voted upon by stockholders (such as the election of the directors to the Board of Directors of GB Holdings, mergers and sale of assets involving GB Holdings and other matters upon which stockholders, of either GB Holdings or Atlantic Holdings, vote). This power, in turn, gives them substantial control over the business of both GB Holdings and Atlantic Holdings. As a result, upon completion of the Transaction, the Affiliates may (i) beneficially own approximately 77% of the common stock of GB Holdings; (ii) beneficially own approximately 63.4% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock and if more than 58%, but less than 100% of the Existing Notes are exchanged the Affiliates may beneficially own up to an additional 23.5% of the outstanding Atlantic Common Stock because of the Affiliates ownership of approximately 77% of the outstanding common stock of GB Holdings; (iii) own at least 58% of the outstanding amount of the New Notes; and (iv) control the Atlantic Holdings Common Stock held by GB Holdings through its beneficial ownership of approximately 77% of the outstanding common stock of GB Holdings. Therefore, the Affiliates may have the ability to:



               o    elect the Board;

               o approve transactions of GB Holdings that may have a significant impact including mergers or a sale of all, or substantially all, of the assets of GB Holdings;

               o determine when and whether the New Notes will be paid in cash at maturity or paid in or convertible into Atlantic Holdings Common Stock, at or prior to, maturity;

               o    waive events of default under the New Indenture;

               o    approve certain amendments to the New Indenture;

               o approve the subordination of the liens securing the New Notes to liens securing newly incurred debt that, as a result, will rank senior to such liens;

               o    approve the release of collateral securing the New Notes;
                    and


               o direct the actions of the trustee under the New Indenture governing the New Notes.


Additionally, the Affiliates are actively involved in the gaming industry and casinos owned or managed by the Affiliates may directly or indirectly compete with GB Holdings and Atlantic Holdings. The potential for conflicts of interest exists among GB Holdings or Atlantic Holdings, and the Affiliates for future business opportunities. The Affiliates may pursue other business opportunities and there is no agreement requiring that such additional business opportunities be presented to GB Holdings or Atlantic Holdings.

               In his capacity as Chairman of the Board of Directors of GB Holdings, Greate Bay Hotel, GB Property, and Atlantic Holdings, Mr. Icahn is required to act in a manner consistent with his fiduciary duties under applicable law. Mr. Icahn is not subject to any fiduciary duty by reason of his ownership of the Notes. In his capacity as an affiliate of GB Holdings, Mr. Icahn is only required to act in accordance with applicable law. Additionally, although

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

no specific measures to resolve such potential conflict of interests have been formulated, the directors of GB Holdings, GB Property, Greate Bay Hotel, and Atlantic Holdings, have a fiduciary obligation to deal fairly and in good faith with the entities. The directors intend to exercise reasonable judgement and take such steps as they deem necessary under all of the circumstances in resolving any specific conflict of interest which may occur.

               At the request of GB Holdings, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, provided a commitment letter to GB Holdings, dated January 30, 2004, in which Ealing agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter, the revolving credit facility will expire on June 30, 2005, borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon the consummation of the Transaction the obligation will be assumed by Atlantic Holdings and the lien will be senior to the New Notes. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, GB Holdings will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether GB Holdings will need to borrow funds for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.

                                 THE TRANSACTION

               Immediately prior to the consummation of the Transaction, GB Holdings, Greate Bay Hotel, Atlantic Holdings, and ACE Gaming will enter into a Contribution Agreement whereby GB Holdings will contribute its assets and liabilities (other than the stock of Greate Bay Hotel and its obligation to guarantee the Existing Notes) to Greate Bay Hotel which will then transfer such assets and liabilities and all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes and cancel such Notes) which will transfer such assets and liabilities to ACE Gaming. In turn Atlantic Holdings will transfer the Atlantic Holdings Securities to Greate Bay Hotel. Additionally, Atlantic Holdings will agree to provide GB Holdings the funds necessary to continue to pay scheduled interest on the Existing Notes that remain outstanding after the completion of the Transaction, through their maturity date on September 29, 2005, subject to sufficient funds being available to make such payments.

               Additionally, GB Holdings, Greate Bay Hotel and GB Property will enter into Merger Agreements, through which Greate Bay Hotel, GB Property, and GB Holdings will merge and GB Holdings will be the surviving entity and the sole stockholder of Atlantic Holdings.

CONDITIONS TO THE COMPLETION OF THE TRANSACTION

               GB Holdings' ability to complete the Transaction is subject to the satisfaction of a number of conditions, including the following:

               o The receipt of the necessary governmental consent from the CCC and consents from the city of Atlantic City and certain third parties;


               o The Amendment to the Indenture, the Second Amended and Restated Indenture, and the Form of the Indenture shall be declared effective;

               o The Transaction shall have been approved by the holders of a majority of the outstanding shares of the common stock of GB Holdings;

               o No legal prohibition to consummation of the Transaction shall have been in effect; and

               o Holders of a majority of the outstanding principal amount of Existing Notes shall have agreed to exchange their Existing Notes for New Notes in the Exchange Offer, thereby approving of the amendments to the Existing Indenture.


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

MANNER OF EFFECTING THE ASSET TRANSFER AND DISTRIBUTION OF SECURITIES


               In order to consummate the Transaction, the consent of the stockholders of GB Holdings and of the holders of a majority of the aggregate principal amount of the Existing Notes outstanding is necessary prior to the following actions: (i) GB Holdings' transfer of all of its assets and liabilities (except the stock of GB Property and Greate Bay Hotel and its obligation as a guarantor of the Existing Notes) to Greate Bay Hotel and (ii) Greate Bay Hotel's transfer of the assets and liabilities it received from GB Holdings and all of its assets (except the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes and cancel such Notes) which will then transfer such assets (except an amount of cash to be used for the Cash Payment) and liabilities to ACE Gaming. In exchange for the transfer by Greate Bay Hotel, Atlantic Holdings will distribute to Greate Bay Hotel (i) the Atlantic Holdings Securities (i.e., either Holders Equity or Warrants representing 27.5% of the outstanding Atlantic Holdings Common Stock, in each case, on a fully diluted basis) to Greate Bay Hotel and (ii) Atlantic Holdings Common Stock, expressed as a percentage, equal to the product of 72.5% multiplied by a fraction in which the principal of the unexchanged Existing Notes is divided by the total aggregate principal amount of the Existing Notes outstanding immediately prior to the consummation of the exchange offer, representing the unexchanged Existing Notes. As part of the Transaction Atlantic Holdings will cancel all Existing Notes which it receives in the exchange offer. Also, through a series of transactions, GB Property, Greate Bay Hotel and GB Holdings will merge with GB Holdings as the surviving corporation, resulting in GB Holdings owning the Atlantic Holdings Securities, GB Holdings being the obligor of the Existing Notes and Atlantic Holdings being a wholly-owned subsidiary of GB Holdings. After the completion of the Merger, GB Holdings will distribute the Atlantic Holdings Securities pro rata to the stockholders of GB Holdings as of the effective date of the Merger. It is expected that certificates representing the Atlantic Holdings Securities will be mailed to the stockholders of GB Holdings as soon as practicable after the consummation of the Transaction.


               As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange by filing an application with the American Stock Exchange and the Securities and Exchange Commission. Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets and distribute any remaining assets to its stockholders.


               Immediately following consummation of the Transaction, if (i) 100% of the Existing Notes are exchanged, no Warrants will be issued to the stockholders of GB Holdings, an aggregate of 2,750,000 shares of Atlantic Holdings Common Stock will be issued to the stockholders of GB Holdings (of which approximately 2,117,500 shares of Atlantic Holdings Common Stock will be issued to the Affiliates), and a Cash Payment equal to $11 million, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); (ii) 80% of the Existing Notes are exchanged, an aggregate of 1,450,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $8,800,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); and (iii) 58% of the Existing Notes are exchanged, an aggregate of 3,045,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $6,380,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates). Assuming consummation of the Transaction on July 1, 2004, an aggregate of approximately $1,740,000, $2,400,000, and $3 million in interest payments will be paid to holders who exchange Existing Notes assuming 58%, 80%, and 100%, respectively, of the Existing Notes are exchanged for New Notes.


MANNER OF EFFECTING THE EXCHANGE OFFER


               In order to consummate the Transaction, holders of a majority of the aggregate principal amount of the Existing Notes outstanding are required to elect to tender for exchange the Existing Notes (whether directly by the note holders, their broker or their depository) for the New Notes on a dollar for dollar basis thereby consenting to (i) amendments to the Existing Indenture; (ii) the release of the liens on the collateral securing the Existing Notes; and (iii) the terms of the New Indenture. Atlantic Holdings will pay each holder of the Existing Notes that elects to exchange, the Cash Payment and all interest accrued on such Existing Notes through the date of such exchange. If holders of 100% of the Existing Notes elect to exchange the Existing Notes for the New Notes, the stockholders of GB Holdings will receive 27.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock, pro rata, from GB Holdings in connection with the Asset Transfer. Also, prior to the election of the holders of a majority of the aggregate principal amount of New Notes outstanding to be paid in Atlantic Holdings Common Stock, such stockholders will own 100% of the Atlantic Holdings Common Stock. If holders of less than 100% of the Existing Notes elect to exchange the Existing Notes for the New Notes, the stockholders of GB Holdings will receive Warrants for 27.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock pro rata, from GB Holdings in connection with the Transaction. Also prior to the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding to be paid on Atlantic Holdings Common Stock, GB Holdings will own 100% of the Atlantic Holdings Common Stock. Additionally, if holders of less than 100% of the Existing Notes elect to exchange the Existing Notes for the New Notes, GB Holdings will receive a percent of Atlantic Holdings Common Stock, equal to the product of 72.5% multiplied by a fraction, the numerator of which is the principal amount of the Existing Notes which were not exchanged and the denominator of which is the total outstanding principal amount of the Existing Notes on the day immediately prior to the consummation of the Exchange Offer.


TERMS OF THE CONSENT SOLICITATION AND EXCHANGE OFFER


               The consummation of the Transaction and the Asset Transfer is conditioned upon and subject to Atlantic Holdings, on behalf of GB Holdings, obtaining the consent of the holders of a majority of the aggregate principal amount outstanding of the Existing Notes to amendments to the Existing Indenture. Pursuant to the Exchange Offer, the holders of the Existing Notes will have the opportunity to consent to amendments to the Existing Indenture, to release the liens on the collateral securing the Existing Notes and the terms of the New Indenture by electing to exchange their Existing Notes for New Notes. As a result of the amendments to the Existing Indenture, the Second Amended and Restated Indenture will not apply to Atlantic Holdings or ACE Gaming. If the holders of the Existing Notes consent to the amendments to the Existing Indenture by tendering their Existing Notes, the following provisions of the Existing Indenture will be amended as described. The following description is qualified in its entirety by reference to the full text of the Form of the Amendment to the Existing Indenture and Form of Second Amended and Restated Indenture, each attached to this proxy statement/prospectus as Annex F.


               Collateral. Currently, the Existing Notes are secured by certain of the assets owned by Greate Bay Hotel and GB Holdings constituting The Sands Hotel and Casino. After the Transaction is completed, all of the collateral will be released and transferred to Atlantic Holdings (and subsequently transferred to ACE Gaming) subject to a mortgage in favor of the New Notes and, under the Second Amended and Restated Indenture, all references to collateral would be eliminated and the Existing Notes will be unsecured.

               Events of Default. Section 501 of the Existing Indenture specifies the types of events that could constitute an event of default under the Existing Indenture, including, without limitation, cross default to other indebtedness, certain litigations resulting in significant judgments, bankruptcy proceedings and cessation of gaming operations. Under the Second Amended and Restated Indenture, all events of default would be eliminated, other than the failure to pay interest on the Existing Notes when due and such default continues for 30 days, failure to pay the principal at maturity, default or breach of any covenants or warranty by GB Holdings (which remain uncured for more than 60 days after notice of such default or breach), the entry of a bankruptcy or insolvency decree against GB Holdings, and the initiation of bankruptcy or insolvency proceedings by GB Holdings.

               Successors. Section 801(a) and (b) of the Existing Indenture contemplate that transferees of all or substantially all of the properties of GB Holdings or its subsidiaries will assume the obligations of GB Holdings under the Existing Indenture. Under the Second Amended and Restated Indenture, this section would be modified to eliminate that requirement with respect to the Asset Transfer and any subsequent transfers.

               Corporate Existence. Section 1004 of the Existing Indenture requires that GB Holdings and its subsidiaries maintain corporate existence and franchises and protect the security interest granted under the Existing Indenture. Under the Second Amended and Restated Indenture, this section would be modified to remove all references to Security Interest and Security Documents.

               Payment of Taxes. Section 1005 of the Existing Indenture requires GB Holdings and its subsidiaries to pay all of their taxes and all lawful claims for labor, materials and supplies. Under the Second Amended and Restated Indenture, this section would be modified to remove all references to Security Documents.

               Maintenance of Properties. Section 1006 of the Existing Indenture requires GB Holdings to cause all properties owned by it and its subsidiaries used in the business to be maintained and kept in good condition, repair and working order. Under the Second Amended and Restated Indenture, this section would be modified to remove all references to Security Documents.

               Insurance. Section 1007 of the Existing Indenture requires GB Holdings and its subsidiaries to maintain insurance with responsible and reputable insurance companies covering risk usually covered by companies engaged in similar businesses. Under the Second and Amended and Restated Indenture, this section would be deleted.

               Change of Control. Section 1010 of the Existing Indenture requires GB Holdings to offer to purchase all of the Existing Notes at an amount equal to 100% of the principal amount plus accrued interest in the event of the occurrence of a change of control. Under the Second Amended and Restated Indenture, this section would be deleted.

               Limitation on Restricted Payments. Section 1013 of the Existing Indenture prohibits GB Holdings and its subsidiaries from making any restricted payment including any declaration or payment of dividends or purchase or redemption of any common stock. Under the Second Amended and Restated Indenture, this section would be modified to prohibit dividends on the common stock of GB Holdings only if an event of default has occurred and is continuing under section 501.

               Limitation on Asset Sales. Section 1017 of the Existing Indenture requires GB Holdings to sell assets at fair market value for consideration of which at least 85% is in the form of cash and further requires that the proceeds thereof be applied to purchase the Existing Notes from the holders thereof at a price equal to 100% of the principal amount of the Existing Notes plus accrued interest. GB Holdings is not required to make an offer to acquire the Existing Notes, unless the aggregate cash net proceeds from the asset sale exceed $5 million. Excess cash must be maintained in a collateral account. Under the Second Amended and Restated Indenture, this section would be modified to eliminate the collateral account requirement.

               Application Net Cash Proceeds in Event of Loss. Section 1018 of the Existing Indenture requires proceeds received by GB Property with respect to an event of loss (which includes destruction, condemnation or seizure of property) to be used to provide an opportunity to holders of the Existing Notes to sell the same to GB Property for a purchase price equal to 100% of the principal plus accrued interest. Certain retained amounts not utilized for that purpose would be held in a cash collateral account. Under the Second Amended and Restated Indenture, this section would be deleted.

               Ownership of Stock of Subsidiaries. Section 1019 of the Existing Indenture requires GB Holdings to maintain at all times ownership of each class of voting stock of and all other equity securities in each entity that as of September 29, 2000 was a subsidiary of GB Holdings and further requires that such stock be subject to a first priority security interest in favor of the trustee. Under the Second Amended and Restated Indenture, this section would be deleted.

               Limitation on Transactions with Affiliates. Section 1020 of the Existing Indenture prohibits GB Holdings and its subsidiaries from engaging in transactions with affiliates without satisfying the criteria specified therein unless the same are approved in writing by the Board (including the majority of the independent members thereof) and that the terms of the transaction shall be on terms no less favorable than GB Holdings would obtain in an arm's length transaction with an independent third party. Under the Second Amended and Restated Indenture, this section would be deleted.

               Change In Nature of Business. Section 1021 of the Existing Indenture prohibits GB Property from owning, managing or conducting any operations other than in a permitted line of business (which includes the casino gaming business or any business related to such business). Under the Second Amended and Restated Indenture, this section would be deleted.

               Additional Collateral. Section 1022 of the Existing Indenture requires GB Property to grant a valid and effective first priority security interest in any collateral which it owns in favor of the Existing Notes and to execute all related documents necessary to perfect such security interest. Under the Second Amended and Restated Indenture, this section would be deleted.

               Casino Reinvestment Development Authority. Section 1023 of the Existing Indenture prohibits GB Holdings from granting any security interest in any CRDA Investments except to the Casino Reinvestment Development Authority of the State of New Jersey or other entities as required by applicable law, or to convey such assets other than for fair value. Under the Second Amended and Restated Indenture, this section would be deleted.

               Subsidiaries. Section 1024 of the Existing Indenture requires GB Property and GB Holdings to pledge the stock of its subsidiaries as of September 29, 2000. This section also prohibits any person becoming a subsidiary if the event of default would result therefrom. Under the Second Amended and Restated Indenture, this section would be deleted.

               Security Documents. Section 1025 of the Existing Indenture requires GB Property and GB Holdings to execute security documents creating liens on their respective assets which secure their respective obligations under the Existing Indenture. Under the Second Amended and Restated Indenture, this section would be deleted.

               Validity of Security Interests. Section 1026 of the Existing Indenture provides that GB Holdings and its subsidiaries represent and warrant that they shall continue to have full power and lawful authority to grant the security interests and will preserve the same. Under the Second Amended and Restated Indenture, this section would be deleted.

               Security Interests. Sections 1401, 1402, 1403, 1404, 1405, 1406,
1407 and 1408 of the Existing Indenture provide the security interests in favor of the trustee under the Existing Indenture with respect to the collateral contemplated therein. Under the Second Amended and Restated Indenture, these sections would be deleted.

TERMS OF THE NEW NOTES

               Pursuant to the Exchange Offer, the holders of the Existing Notes will be offered the choice of retaining the Existing Notes as modified pursuant to the terms of the Second Amended and Restated Indenture as described above (see "-- Terms of the Consent Solicitation and Exchange Offer") or exchanging the Existing Notes on a dollar for dollar basis for the New Notes having the following terms which will be set forth in the New Indenture, plus a cash payment of $100 for every $1,000 of principal amount of Existing Notes tendered for exchange. The following section is qualified in its entirety by referring to the full text of the Form of the Indenture attached hereto as Annex G:

               o The New Notes will be secured by all existing and future assets of Atlantic Holdings and ACE Gaming;

               o The New Notes will bear an interest rate of 3% per annum through maturity;

               o Interest on the New Notes will accrue annually, but will not be payable until maturity;

               o Upon payment in the form of the Atlantic Holdings Common Stock, in all situations, the holders of the New Notes will not receive any cash payment in respect of interest which has accrued, but has not been paid;

               o The New Notes will be due on September 29, 2008, or upon demand (a "Demand Payment") of the holders of a majority of the aggregate principal amount outstanding of the New Notes (the "Requisite Lenders"). Following a Demand Payment, the holders of the New Notes will be paid 65.909 shares of Atlantic Holdings Common Stock for each $1,000 of principal amount of New Notes, in lieu of a cash payment, as full payment of the principal and accrued interest on such Notes; thereby extinguishing the New Notes. At this time, it is impossible to estimate the value of Atlantic Holdings Common Stock. However, it is possible that the value of such stock, following payment, would be less than the cash payment to which the holders of the New Notes would otherwise be entitled to at the maturity of the New Notes;

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

               o The New Notes will be fully secured by a lien on the assets of Atlantic Holdings and ACE Gaming, including after acquired property. Such liens will not be released or subordinated without the consent of the acquiring Requisite Lenders;

               o The New Notes and the shares of Atlantic Holdings Common Stock issuable following an election of the holders of a majority of the aggregate principal outstanding as full satisfaction of the principal and accrued interest owed under the New Notes, will be registered under the Securities Act;

               o Following a change of control of Atlantic Holdings, the New Notes will be assumable by the buyer and will neither be callable (by the buyer) nor putable (by the holders of the New Notes) as a result of such sale or change of control;


               o At the election of the Requisite Lenders (i) the entire class of New Notes will be paid in shares of Atlantic Holdings Common Stock and all of the New Notes (including the principal and the accrued interest) will thereby be extinguished or (ii) each of the holders of the New Notes will be allowed to determine if and when to convert all or a portion of such holder's New Notes into Atlantic Holdings Common Stock as full substitution of the principal and interest owed thereunder;


               o If holders of 100% of the aggregate principal amount outstanding of the Existing Notes elect to exchange such notes for New Notes, the number of shares of Atlantic Holdings Common Stock issuable upon payment of the New Notes in the form of Atlantic Holdings Common Stock will represent 72.5% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis, or 7,250,000 shares of Atlantic Holdings Common Stock, subject to adjustment pursuant to antidilution provisions set forth herein;

               o If holders of less than 100% of the aggregate principal amount outstanding of the Existing Notes elect to exchange, the number of shares of Atlantic Holdings Common Stock issuable upon conversion or payment of the New Notes will represent a percentage of outstanding Atlantic Holdings Common Stock equal to the product of 72.5% multiplied by a fraction, the numerator of which shall be the principal amount of the Existing Notes exchanged, and the denominator of which shall be the total principal amount of the Existing Notes on the day immediately prior to the consummation of the Exchange Offer;


               o The conversion price/number of shares of Atlantic Holdings Common Stock issuable upon payment of the New Notes in the form of Common Stock will be subject to adjustments for certain capital structure changing events (such as stock dividends, stock splits, recapitalizations, and the like);


               o The New Notes will allow the holders information rights similar to the rights provided under the Existing Indenture, including the right to receive such information;



               o The events of default for the New Notes will be similar to the Existing Notes, including if Atlantic Holdings or its subsidiaries: (i) fails to make payment of any principal or interest on the New Notes; (ii) default in performance or breach of any warranty or covenant of the New Indenture which remains uncured for more than 60 days following notice of such breach or default; (iii) defaults on the payment of principal or premium for any indebtedness aggregating $5 million or more; (iv) default on an agreement which results in the trustee being notified of an action to collect indebtedness in excess of $5 million due to such default;
                    (v) has a judgment entered into against it for more than $10 million under certain conditions; (vi) has a decree of bankruptcy or insolvency entered into against it; (vii) files for bankruptcy; (viii) adversely, to the creditors, alters security documents underlying this transaction; (ix) ceases substantially all gaming activity at The Sands for more than 60 consecutive days; or (x) lose or their affiliates lose the legal right to own or operate The Sands for more than 60 consecutive days;



               o Atlantic Holdings will make various affirmative covenants, consistent with the Existing Indenture, including, among others, that Atlantic Holdings will: (i) make payment as required pursuant to the New Indenture; (ii) maintain offices in New York City; (iii) transfer funds to designated agent; (iv) maintain its corporate existence; (v) pay taxes and similar assessments prior to delinquency; (vi) maintain properties used by the business; (vii) maintain adequate insurance in the ordinary course of business; (viii) deliver to the trustee an annual officer's statement indicating compliance with terms of the New Indenture; (ix) deliver to the trustee a notice regarding a default; (x) maintain ownership of ACE
                    Gaming; (xi) execute the necessary documents to secure its obligations under the New Indenture; (xii) grant a valid security interest; and (xiii) cooperate with the CCC; and


               o Atlantic Holdings will agree to certain restrictions, consistent with the Existing Indenture, including, without limitation, restrictions on: (i) making restricted payments, including payments to GB Holdings by Atlantic Holdings for the payment of principal on the Existing Notes; (ii) selling assets; (iii) paying of net cash proceeds in event of loss;
                    (iv) changing or altering the business of Atlantic Holdings and its subsidiaries; (v) granting a security interest in CRDA Investments; (vi) paying of dividends on the Atlantic Holdings Common Stock other than (a) as required to provide funds to GB Holdings to pay current scheduled interest due on the unexchanged Existing Notes and Greate Bay Hotel expenses (such as accounting costs and fees for SEC filings), provided that, such dividends will be permitted only through the maturity of the Existing Notes and only so long as the New Notes are not in default and no event that could result in such a default has occurred or is incipient and (b) as required in order to implement the Transaction;
                    (vii) incurring or having Atlantic Holdings' subsidiaries incur additional indebtedness; (viii) incurring or having Atlantic Holdings' subsidiaries incur liens; and (ix) entering into or having Atlantic Holdings' subsidiaries enter into sale-leaseback transactions.

RESULTS OF THE ASSET TRANSFER AND DISTRIBUTION OF SECURITIES

               As a condition to the closing of the Contribution Agreement, pursuant to the Asset Transfer (which is necessary prior to the Distribution of the Securities), the remaining aspects of the Transaction will need to be completed as well. If the Transaction is completed, Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings and the operating assets and cash, less the Cash Payment, of GB Holdings and Greate Bay Hotel will be owned by ACE Gaming. Atlantic Holdings' capitalization will include (i) the New Notes having a principal amount equal to the principal amount of the Existing Notes that are exchanged; (ii) the Atlantic Holdings Securities representing 27.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock (assuming conversion of the Warrants and the New Notes); and (iii) Atlantic Holdings Common Stock equal to the pro rata portion of the 72.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock representing the unexchanged Existing Notes. Pursuant to the terms of the Warrants, under certain conditions, the Warrants will be exercisable for 27.5% (on a fully diluted basis) of the outstanding Atlantic Holdings Common Stock. Assuming exercise of the Warrants and payment or conversion of all of the New Notes, Atlantic Holdings expects to have approximately 10 million shares of Atlantic Holdings Common Stock outstanding, but because the date of exercise and date of payment or conversion cannot be determined at this point, Atlantic Holdings is not able to anticipate the number of holders of record of Atlantic Holdings Common Stock.



               If the holders of 100% of the Existing Notes elect to exchange the Existing Notes for the New Notes thereby consenting to (i) amendments to the Existing Notes; (ii) the release of the liens on the collateral; and (iii) the terms of the New Indenture, the number and identity of the stockholders of Atlantic Holdings immediately after the consummation of the Transaction (but prior to the payment in or conversion into Atlantic Holdings Common Stock) will be the same as the number and identity of the stockholders of GB Holdings on the date of the consummation. Immediately after the consummation of the Transaction, Atlantic Holdings expects to have approximately ten million shares of Atlantic Holdings Common Stock outstanding (including those reserved for conversion of the New Notes), based on the anticipated number of record stockholders and issued and outstanding shares of common stock of GB Holdings as of the close of business on July 1, 2004 and the distribution ratio of 0.275 shares of Atlantic Holdings Common Stock for each outstanding share of common stock of GB Holdings.



               Following the consummation of the Transaction, if less than 100% of the Existing Notes are exchanged, GB Holdings will own 100% of the Atlantic Holdings Common Stock outstanding, on a non-diluted basis; the sole asset of GB Holdings will be the Atlantic Holdings Common Stock and GB Holdings will be obligated to fulfill the terms of the Existing Notes that are not exchanged. Following the earliest of (i) the payment in full of the outstanding principal and accrued interest on the Existing Notes which have not been exchanged for the New Notes; (ii) a decision by a majority of the Board of Directors of Atlantic Holdings (including at least one

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


independent director) to allow the holder of the Warrants to exercise such Warrants into Atlantic Holdings Common Stock; or (iii) the payment in cash or Atlantic Holdings Common Stock for the New Notes or conversion, in whole or in part, of any of the New Notes into Atlantic Holdings Common Stock as full satisfaction of the principal and accrued interest due pursuant to such New Notes, the Warrants will become exercisable for Atlantic Holdings Common Stock. Upon such exercise, the holders of the Warrants will own an aggregate of 27.5% of the outstanding Atlantic Holdings Common Stock, the holders of the New Notes will own up to an aggregate 72.5% of the outstanding Atlantic Holdings Common Stock, GB Holdings' sole asset will be Atlantic Holdings Common Stock (or the cash proceeds if such stock was sold) representing the portion of the Existing Notes that were not exchanged, and GB Holdings will be obligated to fulfill the terms of the Existing Notes.


               In the alternative, if 100% of the Existing Notes are exchanged, following the consummation of the Transaction, the stockholders of GB Holdings will own 100% of the outstanding Atlantic Holdings Common Stock, on a non-diluted basis, and GB Holdings will have no assets or liabilities. Following the election of the holders of a majority of the aggregate principal amount of the New Notes outstanding, such former holders of the New Notes will own an aggregate of 72.5% of the outstanding Atlantic Holdings Common Stock and the stockholders of GB Holdings will own an aggregate of 27.5% of the outstanding Atlantic Holdings Common Stock.


               Immediately following consummation of the Transaction, if (i) 100% of the Existing Notes are exchanged, no Warrants will be issued to the stockholders of GB Holdings, an aggregate of 2,750,000 shares of Atlantic Holdings Common Stock will be issued to the stockholders of GB Holdings (of which approximately 2,117,500 shares of Atlantic Holdings Common Stock will be issued to the Affiliates (as defined herein)), and a Cash Payment equal to $11 million, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); (ii) 80% of the Existing Notes are exchanged, an aggregate of 1,450,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $8,800,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates); and (iii) 58% of the Existing Notes are exchanged, an aggregate of 3,045,000 shares of Atlantic Holdings Common Stock will be issued to GB Holdings, an aggregate of 10 million Warrants exercisable for 2,750,000 shares of Atlantic Holdings Common Stock will be issued pro rata to the stockholders of GB Holdings (of which the Affiliates will receive approximately 7,700,000 Warrants exercisable for approximately 2,117,500 shares of Atlantic Holdings Common Stock), and a Cash Payment equal to $6,380,000, in the aggregate, will be made to the holders of the Existing Notes who exchange their Existing Notes (of which approximately $6,380,000 will be paid to the Affiliates). Assuming consummation of the Transaction on July 1, 2004, an aggregate of approximately $1,740,000, $2,400,000, and $3 million in interest payments will be paid to holders who exchange Existing Notes assuming 58%, 80%, and 100%, respectively, of the Existing Notes are exchanged for New Notes.

               If the common stock of GB Holdings is delisted from trading on the American Stock Exchange, there may be no readily available market for holders of the common stock of GB Holdings to sell their securities; however, the common stock of GB Holdings may be quoted or traded on the OTC Bulletin Board or traded in privately negotiated transactions. The price of the common stock of GB Holdings may also be quoted in the "pink sheets." Delisting of the common stock of GB Holdings may result in, among other things, limited release of the market price of the common stock of GB Holdings and limited company news coverage and could restrict investors' interest in the common stock as well as materially adversely affect the trading market and prices for the common stock of GB Holdings and its ability to issue additional securities or to secure additional financing. Both the Affiliates and unaffiliated stockholders may, in the event of delisting, be unable to buy or sell common stock of GB Holdings easily because a trading market may not exist.


               If the common stock of GB Holdings is delisted, GB Holdings may de-register its common stock. If GB Holdings de-registers its common stock, there will be no trading market for you to sell your securities and the value of common stock of GB Holdings could decrease significantly.


               The delisting of the common stock of GB Holdings will have no discernible impact on Atlantic Holdings.


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


               As a result of the consummation of the Transaction (i) if 100% of the Existing Notes are exchanged, the Affiliates will then have zero interest in terms of percentage and dollar amounts, in the net income of GB Holdings, on a pro forma basis; (ii) if 80% of the Existing Notes are exchanged, the Affiliates loss per share of GB Holdings will continue to be 77.5% in terms of percentage and will decrease from $1.30 to $1.01, on a pro forma basis; and (iii) if 58% of the Existing Notes are exchanged, the Affiliates loss per share of GB Holdings will continue to be 77.5% in terms of percentage and will decrease, from $1.43 to $1.11, on a pro forma basis. Also as a result of the Transaction (i) if 100% of the Existing Notes are exchanged, the Affiliates will then have zero interest in terms of percentage and dollar amounts, in the net book value of GB Holdings on a pro forma basis; (ii) if 80% of the Existing Notes are exchanged, the Affiliates' beneficial interest, on a non-diluted basis, in the net book value of GB Holdings will continue to be 77.5% in terms of percentage and will decrease from $5.79 to $4.49, on a pro forma basis; and (iii) if 58% of the Existing Notes are exchanged, the Affiliates' beneficial interest, on a non-diluted basis, in the net book value of GB Holdings will continue to be 77.5% in terms of percentage and will decrease from $5.69 to $4.41, on a pro forma basis.


NO ISSUANCE OF FRACTIONAL SHARES OF ATLANTIC HOLDINGS COMMON STOCK

               No certificates or scrip representing fractional interests in shares of Atlantic Holdings Common Stock (the "Fractional Shares") will be issued to the holders of the common stock of GB Holdings upon either the exercise of the Warrants or the distribution to the stockholders of GB Holdings of Atlantic Holdings Common Stock. The Distribution Agent, acting as agent for the stockholders otherwise entitled to receive certificates representing Fractional Shares, will aggregate all Fractional Shares and subsequently all Fractional Shares will be cancelled by Atlantic Holdings.

U.S. FEDERAL TAX CONSEQUENCES OF THE ASSET TRANSFER AND DISTRIBUTIONS OF ATLANTIC HOLDINGS SECURITIES


               Our counsel, Katten Muchin Zavis Rosenman, has advised us that that the transfer of substantially all of Greate Bay Hotel's assets to Atlantic Holdings and the merger of Greate Bay Hotel into GB Holdings should, for U.S. federal income tax purposes, qualify as a tax-free reorganization. If so, Greate Bay Hotel should recognize no gain or loss on the transfer of substantially all of its assets to Atlantic Holdings and GB Holdings should recognize no gain or loss from the merger of Greate Bay Hotel into GB Holdings. Atlantic Holdings should have a tax basis in the transferred assets equal to Greate Bay Hotel's adjusted tax basis in those assets. However, the opinion of our counsel is not free from doubt because (1) Greate Bay Hotel will retain its liability on the Existing Notes not exchanged so that Greate Bay Hotel may not transfer substantially all of its liabilities to Atlantic Holdings; (2) a minimum of a majority of the Existing Notes are being refinanced as part of the Transaction; and (3) the Distribution of the Atlantic Holding Securities, if considered part of the transfer of substantially all of Greate Bay Hotel's assets to Atlantic Holdings and the merger of Greate Bay Hotel into GB Holdings, could disqualify such transaction from tax-free reorganization treatment.


               The distribution of the Atlantic Holdings Securities should be a taxable event to GB Holdings. GB Holdings does not anticipate recognizing any gain on the distribution of the Atlantic Holdings Securities to you because GB Holdings believes that its tax basis in the Atlantic Holdings Securities will exceed the fair market value of the Atlantic Holdings Securities. Although not anticipated, it is possible that the distribution of the Atlantic Holdings Securities will result in GB Holdings recognizing gain for U.S. federal income tax purposes. In the event that GB Holdings does recognize gain on the distribution of the Atlantic Holdings Securities, GB Holdings' gain should equal the excess of the fair market value of the Atlantic Holdings Securities distributed over GB Holdings' tax basis in such Atlantic Holdings Securities, measured as of the date of the distribution of the Atlantic Holdings Securities. GB Holdings believes that its tax basis in the Atlantic Holdings Securities distributed will, for U.S. federal income tax purposes, exceed its fair market value so that GB Holdings should not recognize any gain on the distribution (under the Code, loss cannot be recognized).


               If you are a U.S. stockholder, as defined in the section titled "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 110, and the distribution is of the Warrants, such distribution should be (i) a taxable dividend to the extent of GB Holdings' current or accumulated earnings and profits, then (ii) a non-taxable return of basis to the extent of your tax basis in your GB Holdings common stock, and then (iii) taxable gain


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

from the sale or exchange of your GB Holdings common stock, which should result in capital gain taxed at long-term capital gains rates assuming that you held your GB Holdings common stock for more than 12 months.

               Although GB Holdings currently has no current or accumulated earnings and profits, GB Holdings may have current earnings or profits at the end of the 2004 tax year. GB Holdings anticipates that the Transaction should not result in the GB Holdings consolidated group recognizing any taxable income for U.S. federal income tax purposes because GB Holdings believes it should not have gain from the distribution of the Warrants and the GB Holdings consolidated group will have no COD Income. GB Holdings anticipates that the Transaction should not result in its consolidated group realizing COD Income because GB Holdings believes that none of the Existing Notes, the Existing Notes, as amended, or the New Notes will be Publicly Traded. However, this conclusion is not free from doubt and it is possible that the Transaction will result in the GB Holdings consolidated group recognizing COD Income or gain. Such COD Income or gain would be included in GB Holdings' current earnings and profits and increase the amount of the distribution of the Warrants taxable as a dividend because such COD Income or gain would increase GB Holdings' current earnings and profits, if any, for the year in which the distribution of the Warrants is made. It should also be noted that US GAAP requires that the Selected Unaudited Pro Forma Condensed Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in this proxy statement/prospectus assume that the Transaction will result in GB Holdings consolidated group recognizing COD Income for federal income tax purposes, producing a tax liability. There would not be any such liability if there is no recognition of COD Income. Such assumption and estimate is required under US GAAP because GB Holdings' belief that there should be no COD Income incurred is based upon events which will occur after the Transaction is completed and under US GAAP, such a determination cannot be made where post transaction events will affect the results. Although no assurances can be given, GB Holdings does not believe that COD Income will result because GB Holdings does not believe that an active trading market in the Existing Notes will exist either during any of the thirty (30) days prior to the Transaction or after the Transaction is completed, and unless such an active trading market develops, a tax liability related to COD income will not be incurred.

               The amount of the distribution of the Warrants should equal the fair market value of the distribution of the Warrants as of the date of the distribution. Your tax basis in the Warrants received should equal the fair market value of such Warrants, measured as of the date of the distribution of the Warrants.

               In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. If gain or loss is recognized, your tax basis in the Atlantic Holdings Common Stock received in the distribution should equal the fair market value of such Atlantic Holdings Common Stock, measured as of the date of the distribution of the Atlantic Holdings Common Stock. However, the IRS may take the position that no gain or loss may be recognized. In such case, your tax basis in the Atlantic Holdings Common Stock distributed should be equal to your adjusted tax basis in the common stock of GB Holdings at the time of the distribution.

               If you are a non-U.S. stockholder, you should be exempt from U.S. income or withholding tax on any portion of the distribution of the Atlantic Holdings Securities not taxable as a dividend, provided that: (i) the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S. and (ii) GB Holdings is not, and has not been, a U.S. real property holding corporation ("USRPHC"), as that term is defined in the Code. Although GB Holdings believes that it is a USRPHC, because it is regularly traded on an established securities market, such status should only affect foreign shareholders who own more than 5% of GB Holdings.

               If you are a non-U.S. stockholder who owns 5% or less of GB Holdings' common stock and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and you should not be subject to U.S. income or withholding tax on the amount of the distribution of the Warrants not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you should not be subject U.S. income or withholding tax on any of the distribution of the Atlantic Holdings Common Stock.

               If you are a non-U.S. stockholder who owns more than 5% of the common stock of GB Holdings and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and U.S. net income tax to the extent that the distribution of the Warrants is not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you may be subject to U.S. net income tax upon your receipt of the Atlantic Holdings Common Stock.

               If you are a non-U.S. stockholder and the distribution of the Atlantic Holdings Securities is effectively connected with your conduct of a trade or business in the U.S. and you provide the proper withholding certificate to GB Holdings, then if the distribution is of the Warrants, you should be subject to U.S. net income tax on the distribution of the Warrants (but not the 30% U.S. withholding tax). In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, you should still be subject to U.S. net income tax on the distribution of the Atlantic Holdings Common Stock. However, none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. However, the IRS may take the position that no gain or loss may be recognized.

               In the event that the distribution of the Atlantic Holdings Securities consists of the Warrants, you, regardless of whether you are a U.S. or a non-U.S. stockholder, should not recognize gain or loss on the subsequent exercise of the Warrants for Atlantic Holdings Common Stock. Your tax basis in such Atlantic Holdings Common Stock should equal your adjusted tax basis in the Warrants exercised, increased by the price you pay to exercise the Warrants to acquire Atlantic Holdings Common Stock, and your holding period for such Atlantic Holdings Common Stock should commence on the date of the exercise of the Warrants for Atlantic Holdings Common Stock.

               Although the consummation of the Transaction may result in the delisting of the GB Holdings common stock from the AMEX, such a delisting should not be a taxable event to any affiliated security holder, regardless of whether such affiliated security holder is a U.S. or non-U.S. person. It is further possible, if the distribution of the Atlantic Holdings Securities consists of the Warrants, that at some point in time, after the distribution of the Warrants, GB Holdings may no longer hold a material amount of assets. In the event that at some point in time, after the distribution of the Warrants, GB Holdings no longer holds a material amount of assets, GB Holdings my be dissolved. If you are a U.S. stockholder of GB Holdings at the time of its dissolution and you do not receive anything in exchange for our stock, you should recognize a capital loss equal to your adjusted tax basis in your GB Holdings stock at the time of such dissolution. The deductability of net capital losses is subject to limitations. If you are a non-U.S. stockholder of GB Holdings, the possible dissolution of GB Holdings without the receipt of any assets for your GB Holdings Common Stock should not be a taxable event.


               You should consult your own tax advisors as to the consequences of the Exchange Offer and the distribution of the Atlantic Holdings Securities. This section is a summary of some of the U.S. federal tax implications of the Exchange Offer and the distribution of the Atlantic Holdings Securities, for more information, see "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" as set forth on page 131.

LISTING AND TRADING OF THE SECURITIES

               Currently, there is no public market for the Warrants. Atlantic Holdings does not intend to list the Warrants on the AMEX or any securities exchange. The prices at which the Warrants may trade on a regular way basis after the Transaction or after such time certificates are actually available or issued cannot be predicted. Until the Warrants are fully distributed and, if and when an orderly market develops, trading prices for the Warrants may fluctuate significantly. The prices at which the Warrants trade will be determined by the marketplace and may be influenced by many factors including, among others, the depth and liquidity of the market for the Warrants, investor perception of Atlantic Holdings and its business and Atlantic Holdings' results and general economic and market conditions.

               Currently, there is no public market for the Atlantic Holdings Common Stock. Atlantic Holdings does not intend to list the Atlantic Holdings Common Stock on the AMEX or any securities exchange. The prices at the which the Atlantic Holdings Common Stock may trade on a regular way basis after the Transaction or after such time certificates are actually available or issued cannot be predicted. Until the shares of Atlantic Holdings Common Stock are fully distributed and, if and when an orderly market develops, trading prices for the Atlantic Holdings Common Stock may fluctuate significantly. The prices at which the Atlantic Holdings Common Stock trade will be determined by the marketplace and may be influenced by many factors including, among others, the depth and liquidity of the market for the Atlantic Holdings Common Stock, investor perception of Atlantic Holdings and its business, market conditions for interest rates and fixed incomes and Atlantic Holdings' results and general economic and market conditions.


               As soon as reasonably practicable following the consummation of the Transaction, GB Holdings will apply to the American Stock Exchange and the Securities and Exchange Commission to delist the common stock of GB Holdings from trading on the American Stock Exchange. Also, if 100% of the Existing Notes are exchanged, the Board will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets, and distribute any remaining assets to its stockholders.


               The Warrants and Atlantic Holdings Common Stock distributed to the stockholders of GB Holdings following the consummation of the Transaction will be freely transferable under the Securities Act, except for Warrants and Atlantic Holdings Common Stock received by persons who may be deemed to be affiliates of Atlantic Holdings pursuant to Rule 405 under the Securities Act. Persons who may be deemed to be affiliates of Atlantic Holdings after the Transaction generally include individuals or entities that control, are controlled by, or are under common control with Atlantic Holdings or GB Holdings, and such persons include directors of Atlantic Holdings. Persons who are affiliates of Atlantic Holdings will be permitted to sell their Warrants and Atlantic Holdings Common Stock received in the Transaction pursuant to Rule 144 of the Securities Act. As a result, Warrants and Atlantic Holdings Common Stock received by affiliates of Atlantic Holdings in the Transaction may be sold if certain provisions of Rule 144 under the Securities Act are complied with (e.g., the amount sold within a three month period does not exceed the greater of one percent of the outstanding Warrants and Atlantic Holdings Common Stock or the average weekly trading volume for the Warrants and Atlantic Holdings Common Stock during the preceding four week period and the securities are sold in "brokers' transactions" and in compliance with certain notice provisions of Rule
144). Atlantic Holdings will use reasonable efforts to have the shares of Atlantic Holdings Common Stock issuable upon exercise of the Warrants registered under the Securities Act, however Atlantic Holdings cannot provide any assurance that such a registration statement will be kept current. If for any reason a registration statement cannot be kept current with respect to the shares of Atlantic Holdings Common Stock issuable upon exercise of the Warrants, such shares will not be transferable absent an exception from the registration requirements of the Securities Act of 1933, such as Rule 144 promulgated under the Securities Act or if they are registered pursuant to state securities laws.


                               THE SPECIAL MEETING

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM


               Only holders of record of the common stock of GB Holdings at the close of business on June 1, 2004, the record date, are entitled to notice of and to vote at the special meeting. As of May 6, 2004, 10,000,000 shares of the common stock of GB Holdings were issued and outstanding and held by approximately 10 holders of record and we do not believe that such information has changed as of the record date. A quorum will be present at the special meeting if the holders of a majority of the shares of the common stock of GB

Holdings outstanding and entitled to vote on the record date are present, in person or by proxy. If a quorum is not present at the special meeting, GB Holdings expects that the special meeting will be adjourned to solicit additional proxies. Holders of record of the common stock of GB Holdings on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the Transaction.

VOTE REQUIRED

               The adoption of the Transaction by the stockholders of GB Holdings requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the special meeting as of the record date, either in person or by proxy, voting as a single class.

GB HOLDINGS GRANT OF AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING

               If there are not sufficient votes at the originally scheduled time of the special meeting to approve the Transaction, the stockholders of GB Holdings will be asked to vote on whether to grant to the board the discretionary authority to adjourn or postpone the special meeting in order to permit GB Holdings to solicit additional proxies.

VOTING OF PROXIES


               All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the adoption of the Transaction.


               Shares of the common stock of GB Holdings represented at the special meeting but not voting, including the common stock of GB Holdings for which proxies have been received but for which holders of shares have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

               Only shares affirmatively voted for the adoption of the Transaction, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for the proposal. Shares that are not voted because brokers did not receive instructions are referred to as "broker non-votes." Holders of a majority of the common stock of GB Holdings outstanding on the record date must be present in person or by proxy at the special meeting to constitute a quorum. Abstentions and broker non-votes are counted as present or represented for purposes of determining a quorum for the special meeting. Because the affirmative vote of the holders of a majority of the stock of GB Holdings is required for approval of the Transaction, AN ABSTENTION, UNRETURNED PROXY OR BROKER NON-VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL OF THE TRANSACTION. An abstention or failure to vote will have the same effect as a vote against the adoption of the Transaction. Also, under AMEX rules, brokers that hold shares of the common stock of GB Holdings in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares without specific instructions from those customers. If a stockholder of GB Holdings owns shares through a broker and attends the special meeting, the stockholder should bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and authorizing the stockholder to vote.

               The persons named as proxies by a stockholder of GB Holdings may vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the Transaction will be voted in favor of any adjournment.

               GB Holdings does not expect that any matter other than the proposal to adopt the Transaction will be brought before the special meeting. If, however, other matters are properly presented at the special meeting, the persons named as proxies will vote in accordance with the recommendation of the Board.

REVOCABILITY OF PROXIES

               Submitting a proxy on the enclosed form does not preclude a stockholder of GB Holdings from voting in person at the special meeting. A stockholder of GB Holdings may revoke a proxy at any time before it is voted by filing with GB Holdings a duly executed revocation of proxy, by submitting a duly executed proxy to GB Holdings with a later date or by appearing at the special meeting and voting in person. The stockholders of GB Holdings may revoke a proxy by any of these methods, regardless of the method used to deliver a stockholder's previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

CHANGING YOUR VOTE

               If you want to change your vote, you may send a later-dated, signed proxy card to the Secretary of GB Holdings prior to the date of the special meeting, or attend the special meeting in person and vote.

SOLICITATION OF PROXIES

               GB Holdings will incur the expenses in connection with the printing and mailing of this proxy statement/prospectus. In addition to solicitation by mail, the directors, officers and employees of GB Holdings and its subsidiaries, who will not be specially compensated, may solicit proxies from the stockholders of GB Holdings by telephone, facsimile, telegram, electronic mail or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and GB Holdings will reimburse them for their reasonable out-of-pocket expenses.

               GB Holdings will mail a copy of this proxy statement/prospectus to each holder of record of the common stock of GB Holdings on the record date.

               You should not send in any share certificates of the common stock of GB Holdings with your proxy card.


               GB Holdings has retained Innisfree M&A Incorporated to assist in the solicitation of proxies from banks, brokerage firms, nominees, institutional holders and individual investors for a fee of $7,500 plus reimbursement for expenses.


ATTENDING THE SPECIAL MEETING

               If you are a holder of record and plan to attend the special meeting, please indicate this when you vote. The lower portion of the proxy card will be your admission ticket. IF YOU ARE A BENEFICIAL OWNER OF THE COMMON STOCK OF GB HOLDINGS HELD BY A BROKER, BANK, OR OTHER NOMINEE, YOU WILL NEED PROOF OF OWNERSHIP TO BE ADMITTED TO THE SPECIAL MEETING. A recent brokerage or benefit plan statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock of GB Holdings held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.


                                APPRAISAL RIGHTS

               Under the Delaware General Corporation Law, the stockholders of GB Holdings will not have any dissenters' appraisal rights which would have given you the right to obtain a cash payment as a result of the Transaction if such appraisal rights were asserted in accordance with Delaware law. Stockholders of GB Holdings that object to the Transaction have the ability to vote against the Transaction or sell their shares of GB Holdings.


                              ACCOUNTING TREATMENT

               Based on the current third party valuation, the exchange will be accounted for as a modification of debt. The fees paid in connection with the exchange (i.e., consent fee) are amortized over the term of the New Notes using the effective yield method. All external costs (i.e., legal, accountants, etc.) associated with the issuance of New Notes will be expensed.


                            DESCRIPTION OF SECURITIES

               Atlantic Holdings is issuing Atlantic Holdings Securities consisting of one or more of the following:

               (1) In the event that less than 100% of the Existing Notes are exchanged for New Notes, Atlantic Holdings will issue to Greate Bay Hotel Warrants to purchase 2,750,000 shares of the Atlantic Holdings Common Stock representing, in the aggregate, 27.5% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis, at an exercise price of $.01 per share. The Warrants will be distributed by GB Holdings to its stockholders, pro rata to their ownership of the common stock of GB Holdings. The Warrants will be exercisable, at the election of the holders, following the earlier of (i) the payment, in cash or Atlantic Holdings Common Stock, for the New

Notes or conversion, in whole or in part, into Atlantic Holdings Common Stock, of any of the New Notes; (ii) a determination by a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) that the Warrants may be exercised; and (iii) payment in full of the outstanding principal of the Existing Notes which have not been exchanged for the New Notes. This proxy statement/prospectus also covers the exercise of the Warrants for up to 2,750,000 shares of Atlantic Holdings Common Stock upon the exchange of the Warrants. The Warrants are subject to cancellation 90 days after Atlantic Holdings gives notice of certain events as described below, but may be exercised between the occurrence of one of the events set forth above and 90 days following notice from the Board of cancellation of the Warrants.

               (2) In the event that 100% of the aggregate principal amount outstanding of the Existing Notes are exchanged for New Notes, Atlantic Holdings will issue to Greate Bay Hotel 2,750,000 shares of Atlantic Holdings Common Stock representing, in the aggregate, 27.5% of the outstanding Atlantic Holdings Common Stock, on a fully diluted basis. Subsequent to the Merger, GB Holdings will distribute Atlantic Holdings Common Stock to its stockholders pro rata to their ownership of the common stock of GB Holdings and no Warrants will be issued.


               (3) In the event that less than 100% of the aggregate principal amount outstanding of the Existing Notes are exchanged for New Notes, Atlantic Holdings will issue to Greate Bay Hotel, Atlantic Holdings Common Stock, which would represent, on a fully diluted basis, a percentage of the Atlantic Holdings Common Stock equal to the product of (i) 72.5% and (ii) a fraction, the numerator of which is the principal amount of the Existing Notes that are not exchanged for the New Notes and the denominator of which is the total principal amount of the Existing Notes immediately prior to the consummation of the Exchange Offer.


               Atlantic Holdings does not currently intend to list the Atlantic Holdings Common Stock or Warrants on the AMEX or any national securities exchange.

               Neither GB Holdings nor Atlantic Holdings will receive any proceeds from the distribution of the Warrants or the Atlantic Holdings Common Stock to the stockholders of GB Holdings. Any proceeds from the exercise of the Warrants will be added to the working capital of Atlantic Holdings.

DESCRIPTION OF ATLANTIC HOLDINGS' CAPITAL STOCK

               The following description of the proposed terms of the capital stock of Atlantic Holdings includes a summary of specified provisions of Atlantic Holdings' Certificate of Incorporation and By-Laws, copies of which are attached as Annex A and B, respectively, to the proxy statement/prospectus and are incorporated in the proxy statement/prospectus.

AUTHORIZED CAPITAL STOCK

               Atlantic Holdings is authorized to issue 25 million shares of common stock, par value $.01 per share and 5 million shares of preferred stock, par value $.01 per share (the "Preferred Stock").

COMMON STOCK


               Holders of the Atlantic Holdings Common Stock are entitled to one vote on each matter submitted to a vote at a meeting of the stockholders of Atlantic Holdings. The Atlantic Holdings Common Stock does not have cumulative voting rights, which means that the holders of a majority (or a plurality in the event of individual candidates) of voting shares voting for the election of directors can elect all of the members of the Board of Directors. The Atlantic Holdings Common Stock has no preemptive rights and no redemption or conversion privileges. Subject to the preferences of any outstanding Preferred Stock (see "-- Preferred Stock" as set forth below), the holders of the outstanding shares of Atlantic Holdings Common Stock are entitled to (i) receive dividends out of funds legally available for that purpose, payable in cash, stock or otherwise, at such times and in such amounts as the Board of Directors of Atlantic Holdings may, from time to time, determine and (ii) receive, upon liquidation and dissolution, all assets available for distribution to the stockholders. A majority vote of shares represented at a meeting at which a quorum is present is sufficient for all actions that require the vote of stockholders. All of the outstanding shares of Atlantic Holdings Common Stock are, and the shares to be issued by Atlantic Holdings as part of the issuance of the Securities described above will be, when issued and paid for pursuant to the terms of the Warrants or distributed to the stockholders of GB Holdings, fully paid and nonassessable.

               Except as discussed under "Preferred Stock" below, Atlantic Holdings is not authorized to create, designate, authorize or cause to be issued any nonvoting classes or series of stock.


               The NJCCA also imposes certain restrictions upon the ownership of securities issued by a corporation that holds a casino license or is a holding company of a corporate licensee. Among other restrictions, the sale, assignment, transfer, pledge or other disposition of any security issued by a corporate ACE Gaming or holding company is subject to the regulation of the CCC. The CCC may require divestiture of any security held by a disqualified holder such as an officer, director or controlling stockholder who is required to be qualified under the NJCCA.

               American Stock Transfer & Trust Company shall be the Transfer Agent for Atlantic Holdings Common Stock and Warrants.


               Prior to the consummation of the Transaction, there is one share of Atlantic Holdings Common Stock outstanding and it is held by Greate Bay Hotel.

PREFERRED STOCK

               Pursuant to the Certificate of Incorporation, Atlantic Holdings is authorized to issue one or more series of Preferred Stock, which may be issued from time to time in one or more series upon authorization by Atlantic Holdings' Board of Directors. The Board of Directors, without further approval of the stockholders, will be authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions to each series of the Preferred Stock. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, among other things, adversely affect the voting power of the holders of Atlantic Holdings Common Stock and, in certain circumstances, make it more difficult for a third party to gain control of Atlantic Holdings, discourage bids for the Atlantic Holdings Common Stock at a premium or otherwise adversely affect the market price of the Atlantic Holdings Common Stock.

WARRANTS


               The Warrants will be issued pursuant to an agreement (the "Warrant Agreement") between Atlantic Holdings and Wells Fargo Bank, National Association, as warrant agent (the "Warrant Agent"). The following discussion of the material terms and provisions of the Warrants is qualified in its entirety by referring to the detailed provision of the Warrant Agreement, the form of which is attached to this proxy statement/prospectus as Annex D.


               The Warrants will have the following terms:

               o The Warrants will initially be exercisable for an aggregate of 2,750,000 shares of Atlantic Holdings Common Stock or 27.5% of the outstanding shares of Atlantic Holdings Common Stock, at an exercise price of $.01 per share (the "Exercise Price"), subject to adjustments.

               o The Warrants will expire seven years from the date of issuance, but will be subject to cancellation as set forth below.

               o The Warrants will become exercisable, at the election of the holders, following the earlier of (i) the payment in cash or Atlantic Holdings Common Stock for the New Notes or conversion, in whole or in part, of any of the New Notes into Atlantic Holdings Common Stock as full satisfaction of the principal and accrued interest due pursuant to such New Notes; (ii) a determination by a majority of the Board of Directors of Atlantic Holdings (including at least one independent director) that the Warrants may be exercised; and (iii) payment in full of the outstanding principal of the Existing Notes which have not been exchanged for the New Notes. Atlantic Holdings cannot make an accurate prediction as to exactly when the first of these conditions will be satisfied. While the Existing Notes are scheduled to mature on September 28, 2005, neither Atlantic Holdings nor GB Holdings can provide any assurances that GB Holdings can have sufficient funds to pay the principal upon maturity.

               o In addition, the Board of Directors of Atlantic Holdings may elect at any time following the date on which the Warrants become exercisable to provide notice to the holders of the Warrants that the Warrants will automatically cancel at least 90 days following the date of such notice, unless exercised prior to such date. Consequently, if the Board of Directors of Atlantic Holdings elects, you may have only a 90-day period beginning on the date the Warrants become exercisable to exercise the Warrants.

               o The holders may exercise the Warrants by providing notice to the Warrant Agent and paying the Exercise Price.

               o The number of shares of Atlantic Holdings Common Stock issuable upon exercise of the Warrants will be subject to adjustments for certain capital structure changing events (such as stock dividends, stock splits, recapitalizations, and the like).

               o Prior to and including the time of exercise of the Warrants, Atlantic Holdings will use its reasonable efforts to keep a current registration statement in effect with the SEC and qualification with or approval from various state securities agencies with respect to the shares or other securities underlying the Warrants, or obtain an opinion of counsel for Atlantic Holdings that there is an effective exemption from registration. There can be no assurance, however, that such registration statement will be kept current. If a registration statement covering such shares of Atlantic Holdings Common Stock is not kept current for any reason, or if the shares underlying the Warrants are not registered in the state in which a holder resides, Atlantic Holdings will use its reasonable efforts to cause such a registration statement to become effective.

               o    The Warrants will be transferable.

Prior to exercise, the Warrants have no voting rights.

    COMPARISON OF RIGHTS AND MATERIAL DIFFERENCES OF GB HOLDINGS AND ATLANTIC
                              HOLDINGS STOCKHOLDERS


               The following summary compares certain differences among the rights of holders of the common stock of GB Holdings, Atlantic Holdings Common Stock, and Warrants. The statements set forth below do not purport to be complete and are qualified in their entirety by reference to Delaware law, the Certificates of Incorporation and By-Laws of GB Holdings and Atlantic, the Warrants, and the information contained elsewhere in this proxy statement/prospectus, including the information under "RISK FACTORS," and as set forth on page 32. In addition to the rights described below, GB Holdings is, and Atlantic, upon the effectiveness of the registration statement of which this proxy statement/prospectus forms a part will be, subject to additional corporate governance requirements under the federal securities laws.


               The forms of Atlantic Holdings' Certificate of Incorporation and By-Laws, and a form of the Warrant Agreement, are included in this proxy statement/prospectus as Annex A, B and D, respectively, and these summaries are qualified in their entirety by reference to such documents. Copies of the Restated Certificate of Incorporation and Amended and Restated By-Laws of GB Holdings were previously filed with the SEC.


                           GB Holdings Common Stock         Atlantic Holdings Common Stock                    Warrants
                       --------------------------------- -------------------------------------- ----------------------------------
Issuer                 GB Holdings, Inc.                 Atlantic Coast Entertainment           Atlantic Coast Entertainment
                                                         Holdings, Inc.                         Holdings, Inc.

Authorized Capital     25 million shares, of which (i)   25 million shares, of which (i) 20     Not Applicable.
Stock                  20 million are shares of common   million are shares of common stock,
                       stock, par value $0.01per share   par value $0.01 per share and (ii)
                       and (ii) five million are         five million are shares of preferred
                       shares of preferred stock, par    stock, par value $0.01 per share.
                       value $0.01 per share.

Voting Rights          Holders of common stock of GB     Holders of Atlantic Holdings Common    None prior to exercise. Holders of
                       Holdings are entitled to one      Stock are entitled to one vote per     Warrants have no rights as
                       vote per share.                   share.                                 stockholders of Atlantic Holdings
                                                                                                prior to the exercise of the
                                                                                                Warrants.

Comparison of          GB Holdings has 10 million        After the Transaction, substantially   In addition to the characteristics
Investment             shares of common stock            all of the assets of Greate Bay        described under "Atlantic Holdings
                       currently issued and              Holdings will be transferred to ACE    Common Stock," which will apply to
                       outstanding. The primary asset    Gaming, a newly formed wholly-owned    the Warrant Shares issuable upon
                       of GB Holdings is Greate Bay      subsidiary of Atlantic Holdings.       exercise of the Warrants, the
                       Holdings, a wholly-owned          Atlantic Holdings will have no         Warrants will themselves be
                       subsidiary of GB Holdings. GB     Greate Bay Holdings activities, its    transferable. There can be no
                       Holdings has no Greate Bay        only asset will be membership          assurance that a substantial
                       Holdings activities and its       interests of ACE Gaming and its only   trading market will develop for the
                       only source of income is          source of income will be interest on   Warrants.
                       interest on cash equivalent       cash equivalent investments.
                       investments

Dividend Rights        Subject to the preferences of     Subject to the preferences of any      No right to receive dividends prior
                       any outstanding preferred         outstanding preferred stock, and any   to exercise; however, if Atlantic
                       stock, holders of the common      payment due under the New Notes,       Holdings shall, at any time after
                       stock of GB Holdings are          holders of Atlantic Holdings Common    issuance of the Warrants declare a
                       entitled to receive dividends     Stock are entitled to receive          dividend or make a distribution on
                       in cash, stock or otherwise, at   dividends in cash, stock or            the outstanding shares of Atlantic
                       such times and in such amounts    otherwise, at such times and in such   Holdings Common Stock in

                                       87

                       as the Board may, from time to    amounts as the Board of Directors of   shares of Atlantic Holdings Common
                       time, determine.                  Atlantic Holdings may, from time to    Stock (other than as part of the
                                                         time, determine.                       Transaction) upon exercise, the
                                                                                                holder is entitled to receive the
                                                                                                aggregate number and kind of shares
                                                                                                which, if such Warrant had been
                                                                                                exercised immediately prior to such
                                                                                                time, such holder would have been
                                                                                                entitled to receive by virtue of
                                                                                                such dividend.

Board of Directors     The Board is initially set at     The Board of Directors of Atlantic      Not Applicable.
                       six directors.                    Holdings is initially set at six
                                                         directors.

Size of Board          The exact number of directors     The exact number of directors is        Not Applicable.
                       is determined from time to time   determined from time to time by
                       by resolution adopted by a        resolution adopted by a majority of
                       majority of the entire Board.     the entire Board of Directors of
                       GB Holdings currently has 6       Atlantic Holdings. Atlantic Holdings
                       directors.                        currently has six directors.

Qualification of       Directors need not be             Directors need not be stockholders.     Not Applicable.
Directors              stockholders.

Removal of Directors   Any director or the entire        Any director or the entire Board of     Not Applicable.
                       Board may be removed, with or     Directors of Atlantic Holdings may
                       without cause, by the holders     be removed, with or without cause,
                       of a majority of the shares       by the holders of a majority of the
                       then entitled to vote at an       shares then entitled to vote at an
                       election of directors, unless     election of directors, unless the
                       the Certificate of                Certificate of Incorporation allows
                       Incorporation allows for          for classification of directors
                       classification of directors       (which it currently does not).
                       (which it currently does not).

Effectiveness,         The New Jersey Casino Control     The NJCCA imposes certain               The Warrants are not immediately
Cancellation,          Act (the "NJCCA") imposes         restrictions upon the ownership of      exercisable. The Warrants will only
Expiration or          certain restrictions upon the     securities issued by a corporation      become exercisable at the election
Divestiture            ownership of securities issued    that holds a casino license or is a     of the holders at any time
                       by a corporation that holds a     holding company of a corporate ACE      following the earlier of (i) the
                       casino license or is a holding    Gaming. The CCC may require             payment in cash or Atlantic
                       company of a corporate ACE        divestiture of any security held by     Holdings Common Stock for the New
                       Gaming. The Casino Control        a disqualified holder such as an        Notes or the conversion, in whole
                       Commission ("CCC") may require    officer, director or stockholder who    or in part, of any of the New Notes
                       divestiture of any security       is required to be qualified under       into shares of Atlantic Holdings
                       held by a disqualified holder     the NJCCA.                              Common Stock as full satisfaction
                       such as an officer, director or                                           of the principal and accrued
                       stockholder who is required to                                            interest due pursuant to such New
                       be qualified under the NJCCA.                                             Notes; (ii) a determination by
                                                                                                 a majority of the Board of

                                       88

                                                                                                 Directors of Atlantic Holdings
                                                                                                 (including at least one
                                                                                                 independent director) that the
                                                                                                 Warrants may be exercised; and
                                                                                                 (iii) payment in full of the
                                                                                                 outstanding principal amount of
                                                                                                 the Existing Notes which have
                                                                                                 not been exchanged for the New
                                                                                                 Notes. Atlantic Holdings cannot
                                                                                                 make an accurate prediction as
                                                                                                 to exactly when the first of
                                                                                                 these conditions will be
                                                                                                 satisfied.

                                                                                                 The Warrants will expire seven
                                                                                                 years from the date of issuance,
                                                                                                 but will be subject to
                                                                                                 cancellation as set forth below.

                                                                                                 The notice of exercise or, at
                                                                                                 the discretion of the Board of
                                                                                                 Directors of Atlantic Holdings,
                                                                                                 a later notice from Atlantic
                                                                                                 Holdings, may state that the
                                                                                                 Warrants will be cancelled by
                                                                                                 Atlantic Holdings, ninety (90)
                                                                                                 days after the date of the
                                                                                                 giving of the applicable notice
                                                                                                 (or such later date as shall be
                                                                                                 specified by the Board of
                                                                                                 Directors of Atlantic Holdings
                                                                                                 (the "Expiration Date")) and
                                                                                                 shall thereafter be of no force
                                                                                                 or effect and no longer
                                                                                                 exercisable for the Atlantic
                                                                                                 Holdings Common Stock unless
                                                                                                 prior to the Expiration Date,
                                                                                                 the Warrant is properly
                                                                                                 exercised.

Vacancies on the Board Vacancies and newly created       Vacancies and newly created             Not Applicable.
                       directorships are filled by an    directorships are filled by an
                       individual elected by a           individual elected by a majority
                       majority vote of the remaining    vote of the remaining directors,
                       directors, such vote to occur     such vote to occur even if quorum is
                       even if quorum is not present.    not present.

Board Quorum and vote  A majority of the total number    A majority of the total number of       Not Applicable.
requirements           of directors then in office       directors then in office constitutes
                       constitutes a quorum.             a quorum.

                       The affirmative vote of a         The affirmative vote of a majority      Not Applicable.
                       majority of the total             of the total directors


                                       89

                       directors then in office          then in office constitutes action e
                       constitutes action by the         by the Board of Directors of Atlantic
                       Board.                            Holdings.

Stockholder Meetings

Annual Meetings        Date, time and place of the       Date, time and place of the annual      Not Applicable.
                       annual meeting is determined by   meeting is determined by the Board
                       the Board. Notice must be         of Directors. Notice must be mailed
                       mailed to stockholders no less    to stockholders no less than 10 and
                       than 10 and no more than 60       no more than 60 days prior to the
                       days prior to the meeting.        meeting.

Special Meetings       Special meetings may be called    Special meetings may be called by        Not Applicable.
                       by the Chairman of the Board or   the Chairman of the Board of
                       the President of GB Holdings      Atlantic Holdings or the President
                       and shall be called by the        of Atlantic Holdings and shall be
                       President or the Secretary at     called by the president or the
                       the request in writing of a       secretary at the request in writing
                       majority of the Board, or by      of a majority of the Board of
                       the holders of ten percent or     Directors of Atlantic Holdings, or
                       more of the outstanding shares    by the holders of ten percent or
                       of GB Holdings. Such request      more of the outstanding shares of
                       shall state the purpose or        Atlantic Holdings. Such request
                       purposes of the proposed          shall state the purpose or purposes
                       meeting.                          of the proposed meeting.

Quorum Requirements    The holders of a majority of      The holders of a majority of the         Not Applicable.
                       the stock issued and              stock issued and outstanding and
                       outstanding and entitled to       entitled to vote at a meeting
                       vote at a meeting present in      present in person or by proxy
                       person or by proxy constitutes    constitutes a quorum.
                       a quorum.

Action By Written      Any action required or            Any action required or permitted to      Not Applicable.
Consent                permitted to be taken by          be taken by stockholders for or in
                       stockholders for or in            connection with any corporate action
                       connection with any corporate     may be taken without a meeting,
                       action may be taken without a     without prior notice and without a
                       meeting, without prior notice     vote, if consents setting forth the
                       and without a vote, if consents   action so taken shall be (i) signed
                       setting forth the action so       by the holders of outstanding stock
                       taken shall be (i) signed by      having not less than the minimum
                       the holders of outstanding        number of votes that would be
                       stock having not less than the    necessary to authorize such action
                       minimum number of votes that      at a meeting at which all shares
                       would be necessary to authorize   entitled to vote were present and
                       such action at a meeting at       voted and (ii) delivered to Atlantic
                       which all shares entitled to      Holdings to its registered agent,
                       vote were present and voted and   its principal place of business or
                       (ii) delivered to GB Holdings     to an officer or agent of Atlantic
                       to its                            Holdings

                                       90


                       registered agent, its principal   with custody of records of
                       place of business or to an        stockholder proceedings.
                       officer or agent of GB Holdings
                       with custody of records of
                       stockholder proceedings.

                       If action is taken by less than   If action is taken by less than
                       unanimous consent, prompt         unanimous consent, prompt notice
                       notice must be given to those     must be given to those who have not
                       who have not consented.           consented.

                       The Board shall fix a record      The Board of Directors of Atlantic
                       date for the taking of action     Holdings shall fix a record date for
                       by written consent. Such date     the taking of action by written
                       shall not precede the date on     consent. Such date shall not precede
                       which the resolution fixing the   the date on which the resolution
                       record date is adopted by the     fixing the record date is adopted by
                       Board and not be more than ten    the Board of Directors of Atlantic
                       days after such date.             Holdings and not be more than ten
                                                         days after such date.

Amendments to          Amendments must generally be      Amendments must generally be             Not Applicable.
Certificate of         approved by the Board and by a    approved by the Board of Directors
Incorporation          majority of the outstanding       and by a majority of the outstanding
                       stock entitled to vote on the     stock entitled to vote on the
                       amendment and, if applicable,     amendment and, if applicable, by a
                       by a majority of the              majority of the outstanding stock of
                       outstanding stock of each class   each class or series entitled to
                       or series entitled to vote on     vote on the amendment as a class or
                       the amendment as a class or       series.
                       series.

Amendments to          The By-Laws may be altered,       The By-Laws may be altered, amended      Not Applicable.
By-Laws                amended or repealed by a          or repealed by a majority of the
                       majority of the entire Board,     entire Board of Directors, at any
                       at any meeting of the board of    meeting of the Board of Directors.
                       directors. Under Delaware Law,    Under Delaware Law, a majority of
                       a majority of the shareholders    the shareholders may repeal, amend
                       may repeal, amend or adopt the    or adopt the By-Laws.
                       By-Laws.

Indemnification        In general, the By-Laws provide   In general, the By-Laws provide for     Not Applicable.
                       for the indemnification of any    the indemnification of any person to
                       person to the fullest extent      the fullest extent authorized by
                       authorized by Delaware law, for   Delaware law, for each individual
                       each individual who is or as a    who is or was a party or is
                       party or is otherwise involved    otherwise involved in any proceeding
                       in any proceeding because of      because of his or her status as a
                       his or her status as a director   director or officer of Atlantic
                       or officer of GB Holdings.        Holdings.

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

Exculpation            A director shall not be           A director shall not be personally      Not Applicable.
                       personally liable to GB           liable to Atlantic Holdings for
                       Holdings for monetary damages     monetary damages for breach of
                       for breach of fiduciary duty as   fiduciary duty as a director except
                       a director except for liability:  for liability:

                       o   for any breach of the          o   for any breach of the
                           of director's duty to              director's duty of loyalty
                           GB Holdings or its                 to Atlantic Holdings or its
                           stockholders;                       stockholders;

                       o   for acts or omissions         o    for acts or omissions not in
                           not in good faith or               good faith or which involve
                           which involve                      intentional misconduct or a
                           intentional misconduct             knowing violation of law;
                           or a knowing violation
                           of law;

                       o   pursuant to Section 174       o    pursuant to Section 174 of
                           of the Delaware General            the Delaware General
                           Corporation Law; or                Corporation Law; or

                       o   for any transaction           o    for any transaction from
                           from which the director            which the director derived
                           derived an improper                an improper personal benefit.
                           personal benefit.

                       Each of the above provisions      Each of the above provisions
                       protects GB Holdings' directors   protects Atlantic Holdings'
                       against personal liability for    directors against personal liability
                       monetary damages related to       for monetary damages related to
                       breaches of their fiduciary       breaches of their fiduciary duty of
                       duty of care. None of the above   care. None of the above provisions
                       provisions eliminates the         eliminates the director's duty of
                       director's duty of care nor has   care nor has any effect on the
                       any effect on the availability    availability of equitable remedies,
                       of equitable remedies, such as    such as an injunction or rescission,
                       an injunction or rescission,      based upon a director's breach of
                       based upon a director's breach    his or her duty of care.
                       of his or her duty of care.

Information on State   GB Holdings' Certificate of       Atlantic Holdings' Certificate of       Not Applicable.
Anti-takeover Statute  Incorporation provides that it    Incorporation provides that it has
                       has elected not to be governed    elected not to be governed by the
                       by the Takeover Statute           Takeover Statute (Section 203 of the
                       (Section 203 of the General       General Corporation Law of Delaware).
                       Corporation Law of Delaware).

                                       92

Exercise Price         Not Applicable.                   Not Applicable.                         No Adjustment.

Underlying Securities  Not Applicable.                   Not Applicable.                         The shares of Atlantic Holdings
                                                                                                 Common Stock issuable upon exercise
                                                                                                 will be registered under the
                                                                                                 Securities Act upon the
                                                                                                 effectiveness of the registration
                                                                                                 statement of which this proxy
                                                                                                 statement/prospectus forms a part.
                                                                                                 Prior to and including the time of
                                                                                                 exercise of the Warrants, GB
                                                                                                 Holdings shall use its reasonable
                                                                                                 efforts to cause a current
                                                                                                 registration statement to be in
                                                                                                 effect with the SEC and
                                                                                                 qualification with or approval from
                                                                                                 various state securities agencies
                                                                                                 with respect to the Shares or other
                                                                                                 Securities underlying the Warrants.
                                                                                                 There can be no assurance, however,
                                                                                                 that such a registration statement
                                                                                                 will be kept current.


Transfer Restrictions  The common stock of GB Holdings   At the closing of the Transaction       Prior to and including the time of
                       is registered under the           and the effectiveness of the            exercise of the Warrants, GB
                       Securities Act and is currently   registration statement of which this    Holdings shall use its reasonable
                       listed on AMEX, and, so long as   proxy statement/prospectus forms a      efforts to cause a current
                       not held by affiliates, is        part, the Atlantic Holdings Common      registration statement to be in
                       freely tradeable. Following       Stock will be registered under the      effect with the SEC and
                       consummation of the               Securities Act and, so long as not      qualification with or approval from
                       Transaction, we anticipate that   held by affiliates, will be freely      various state securities agencies
                       the common stock of GB Holdings   tradeable.                              with respect to the shares or other
                       will be delisted from AMEX.                                               securities underlying the Warrants,
                                                         The NJCCA imposes certain               or an opinion of counsel for
                       The NJCCA imposes certain         restrictions upon the ownership of      Atlantic Holdings that there is an
                       restrictions upon the ownership   securities issued by a corporation      effective exemption from
                       of securities issued by a         that holds a casino license or is a     registration. There can be no
                       corporation that holds a casino   holding company of a corporate          assurance, however, that such a
                       license or is a holding company   licensee. Among other restrictions,     registration statement will be kept
                       of a corporate licensee. Among    the sale, assignment, transfer,         current. If a registration
                       other restrictions, the sale,     pledge or other disposition of any      statement covering such shares of
                       assignment, transfer, pledge or   security issued by a corporate          Atlantic Holdings Common Stock is
                       other disposition of any          licensee or holding company is          not kept current for any reason, or
                       security issued by a corporate    subject to the regulation of the CCC.   if the shares underlying the
                       licensee or holding company is                                            Warrants are not registered in the
                       subject to the regulation of                                              state in which a holder resides,
                       the CCC.                                                                  Atlantic Holdings will use its
                                                                                                 reasonable efforts to register
                                                                                                 the shares of Atlantic Holdings
                                                                                                 Common Stock underlying the
                                                                                                 Warrants.


                              GOVERNMENT REGULATION

               Casino gaming is strictly regulated in Atlantic City under the NJCCA and the regulations of the CCC, which affect virtually all aspects of the operations of The Sands. The NJCCA and regulations affecting Atlantic City casino licensees concern primarily the financial stability, integrity and character of casino operators, their employees, their debt and equity security holders and others financially interested in casino operations; the nature of casino/hotel facilities; the operation methods (including rules of games and credit granting procedures); and financial and accounting practices used in connection with casino operations. A number of these regulations require practices that are different from those in casinos in Nevada and elsewhere, and some of these regulations result in casino operating costs greater than those in comparable facilities in Nevada and elsewhere. The following is only a summary of the applicable provisions of the NJCCA. It does not purport to be a full description and is qualified in its entirety by reference to the NJCCA and such other applicable laws and regulations.

NEW JERSEY GAMING REGULATIONS

               In general, the NJCCA and the regulations promulgated thereunder contain detailed provisions concerning, among other things:

               o    the granting and renewal of casino licenses;

               o the suitability of the approved hotel facility, and the amount of authorized casino space and gaming units permitted therein;

               o the qualification of natural persons and entities related to the casino licensee;

               o the licensing of certain employees and vendors of casino licensees;

               o    the rules of the games;

               o    the selling and redeeming of gaming chips;

               o the granting and duration of credit and the enforceability of gaming debts;

               o management control procedures, accounting and cash control methods and reports to gaming agencies;

               o    the security standards;

               o    the manufacture and distribution of gaming equipment;

               o the simulcasting of horse races by casino licensees, advertising, entertainment and alcoholic beverages.

               Casino Control Commission

               The ownership and operation of casino/hotel facilities in Atlantic City are the subject of strict state regulation under the NJCCA. The CCC is empowered to regulate a wide spectrum of gaming and non-gaming related activities and to approve the form of ownership and financial structure of not only a casino licensee, but also its entity qualifiers and intermediary and holding companies and any other related entity required to be qualified.

               Casino License

               No casino hotel facility may operate unless the appropriate license and approvals are obtained from the CCC, which has broad discretion with regard to the issuance, renewal, revocation and suspension of such licenses and approvals, which are non-transferable. The qualification criteria with respect to the holder of a casino license include its financial stability, integrity and responsibility; the integrity and adequacy of its financial resources which bear any relation to the casino project; its good character, honesty and integrity; and the sufficiency of its business ability and casino experience to establish the likelihood of a successful, efficient casino operation. A plenary license authorizes the operation of a casino with the games authorized in an operation certificate issued by the Commission, and the operation certificate may be issued only on a finding that the casino conforms to the requirements of the NJCCA and applicable regulations and that the casino is prepared to entertain the public. Under such determination,

Greate Bay Hotel has been issued a plenary casino license. The plenary license issued to The Sands was renewed by the CCC in September 2000 for a period of four years. The CCC may reopen licensing hearings at any time, and must reopen a licensing hearing at the request of the Division of Gaming Enforcement.

               To be considered financially stable, a licensee must demonstrate the following abilities: to pay winning wagers when due; to achieve an annual gross operating profit; to pay all local, state and federal taxes when due; to make necessary capital and maintenance expenditures to insure that it has a superior first-class facility; and to pay, exchange, refinance or extend debts which will mature or become due and payable during the license term.

               In the event a licensee fails to demonstrate financial stability, the CCC may take such action as it deems necessary to fulfill the purposes of the NJCCA and protect the public interest, including: issuing conditional licenses, approvals or determinations; establishing an appropriate cure period; imposing reporting requirements; placing restrictions on the transfer of cash or the assumption of liabilities; requiring reasonable reserves or trust accounts; denying licensure; or appointing a conservator. See "-- Conservatorship."

               Pursuant to the NJCCA and the regulations and precedent of the CCC, no entity may hold a casino license unless each officer, director, principal employee, person who directly or indirectly holds any beneficial interest or ownership in the licensee, each person who in the opinion of the CCC has the ability to control or elect a majority of the board of directors of the licensee (other than a banking or other licensed lending institution which makes a loan or holds a mortgage or other lien acquired in the ordinary course of business) and any lender, underwriter, agent or employee of the licensee or other person whom the CCC may consider appropriate, obtains and maintains qualification approval from the CCC. Qualification approval means that such person must, but for residence, individually meet the qualification requirements as a casino key employee.

               Control Persons

               An entity qualifier or intermediary or holding company, such as Greate Bay Hotel, GB Holdings, Atlantic Holdings or ACE Gaming is required to register with the CCC and meet the same basic standards for approval as a casino licensee; provided, however, that the CCC, with the concurrence of the Director of the Division of Gaming Enforcement, may waive compliance by a publicly-traded corporate holding company with the requirement that an officer, director, lender, underwriter, agent or employee thereof, or person directly or indirectly holding a beneficial interest or ownership of the securities thereof, individually qualify for approval under casino key employee standards so long as the CCC and the Director of the Division of Gaming Enforcement are, and remain, satisfied that such officer, director, lender, underwriter, agent or employee is not significantly involved in the activities of the casino licensee, or that such security holder does not have the ability to control the publicly-traded corporate holding company or elect one or more of its directors. Persons holding 5.0% or more of the equity securities of such holding company are presumed to have the ability to control the company or elect one or more of its directors and will, unless this presumption is rebutted, be required to individually qualify. Equity securities are defined as any voting stock or any security similar to or convertible into or carrying a right to acquire any security having a direct or indirect participation in the profits of the issuer.

               Financial Sources

               The CCC may require all financial backers, investors, mortgagees, bond holders and holders of notes or other evidence of indebtedness, either in effect or proposed, which bear any relation to any casino project, including holders of publicly-traded securities of an entity which holds a casino license or is an entity qualifier, subsidiary or holding company of a casino licensee, to qualify as financial sources. In the past, the CCC has waived the qualification requirement for holders of less than 15.0% of a series of publicly-traded mortgage bonds so long as the bonds remained widely distributed and freely traded in the public market and the holder had no ability to control the casino licensee. The CCC may require holders of less than 15.0% of a series of debt to qualify as financial sources even if not active in the management of the issuer or casino licensee.

               Institutional Investors

               An institutional investor is defined by the NJCCA as any retirement fund administered by a public agency for the exclusive benefit of federal, state or local public employees; any investment company registered under the Investment Company Act of 1940, as amended; any collective investment trust organized by banks under Part Nine of the Rules of the Comptroller of the Currency; any closed end investment trust; any chartered or licensed life insurance company or property and casualty insurance company; any banking and other chartered or licensed lending institution; any investment advisor registered under the Investment Advisers Act of 1940, as amended; and such other persons as the CCC may determine for reasons consistent with the policies of the NJCCA.


               An institutional investor may be granted a waiver by the CCC from financial source or other qualification requirements applicable to a holder of publicly-traded securities, in the absence of a prima facie showing by the Division of Gaming Enforcement that there is any cause to believe that the holder may be found unqualified, on the basis of CCC findings that: (i) its holdings were purchased for investment purposes only and, upon request by the CCC, it files a certified statement to the effect that it has no intention of influencing or affecting the affairs of the issuer, the casino licensee or its holding or intermediary companies; provided, however, that the institutional investor will be permitted to vote on matters put to the vote of the outstanding security holders and (ii) if (x) the securities are debt securities of a casino licensee's holding or intermediary companies or another subsidiary company of the casino licensee's holding or intermediary companies which is related in any way to the financing of the casino licensee and represent either (A) 20.0% or less of the total outstanding debt of the company or (B) 50.0% or less of any issue of outstanding debt of the company; (y) the securities are equity securities and represent less than 10.0% of the equity securities of a casino licensee's holding or intermediary companies; or (z) the securities so held exceed such percentages, upon a showing of good cause. There can be no assurance, however, that the CCC will make such findings or grant such waiver and, in any event, an institutional investor may be required to produce for the CCC or the Antitrust Division of the Department of Justice upon request, any document or information which bears any relation to such debt or equity securities.


               Ownership and Transfer of Securities

               The NJCCA imposes certain restrictions upon the issuance, ownership and transfer of securities of a regulated company and defines the term "security" to include instruments which evidence a direct or indirect beneficial ownership or creditor interest in a regulated company including, but not limited to, mortgages, debentures, security agreements, notes and warrants. Each of The Sands, GB Holdings, Atlantic Holdings and ACE Gaming will be deemed to be a regulated company, and instruments evidencing a beneficial ownership or creditor interest therein, including a partnership interest, are deemed to be the securities of a regulated company.

               If the CCC finds that a holder of such securities is not qualified under the NJCCA, it has the right to take any remedial action it may deem appropriate, including the right to force divestiture by such disqualified holder of such securities. In the event that certain disqualified holders fail to divest themselves of such securities, the CCC has the power to revoke or suspend the casino license affiliated with the regulated company which issued the securities. If a holder is found unqualified, it is unlawful for the holder
(i) to exercise, directly or through any trustee or nominee, any right conferred by such securities or (ii) to receive any dividends or interest upon such securities or any remuneration, in any form, from its affiliated casino licensee for services rendered or otherwise.

               With respect to non-publicly-traded securities, the NJCCA and regulations of the CCC require that the corporate charter or partnership agreement of a regulated company establish a right in the CCC of prior approval with regard to transfers of securities, shares and other interests and an absolute right in the regulated company to repurchase at the market price or the purchase price, whichever is the lesser, any such security, share or other interest in the event that the CCC disapproves a transfer. With respect to publicly-traded securities, such corporate charter or partnership agreement is required to establish that any such securities of the entity are held subject to the condition that if a holder thereof is found to be disqualified by the CCC, such holder shall dispose of such securities.

               Under the terms of the indentures governing the Notes, if a holder of the Notes does not qualify under the NJCCA when required to do so, such holder must dispose of its interest in such securities, and the respective Issuer or Issuers of such securities may redeem the securities at the lesser of the outstanding amount or fair market value.

               License Fees

               The CCC is authorized to establish annual fees for the renewal of casino licenses. The renewal fee is based upon the cost of maintaining control and regulatory activities prescribed by the NJCCA, and may not be less than $200,000 for a four-year casino license. Additionally, casino licensees are subject to potential assessments to fund any annual operating deficits incurred by the CCC or the Division of Gaming Enforcement. There is also an annual license fee of $500 for each slot machine maintained for use or in use in any casino.

               Gross Revenue Tax

               Each casino licensee is also required to pay an annual tax of 8.0% on its gross casino revenues. On July 3, 2002, the State of New Jersey passed the New Jersey Business Tax Reform Act which, among other things, suspended the use of the New Jersey net operating loss carryforwards for two years and introduced a new alternative minimum assessment under the New Jersey corporate business tax based on gross receipts or gross profits.


               On July 1, 2003, the State of New Jersey amended the NJCCA to impose new and increased taxes on casino revenues, complementaries and hotel occupancies, among other things. See "DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES" as set forth on page 99 below.


               Investment Alternative Tax Obligations

               The Sands conducts gaming operations in Atlantic City, New Jersey and operates a hotel and several restaurants, as well as related support facilities. The operation of an Atlantic City casino/hotel is subject to significant regulatory control. Under the NJCCA, Greate Bay Hotel was required to obtain and is required to periodically renew its operating license. A casino license is not transferable and, after the initial licensing and two one-year renewal periods, is issued for a term of up to four years. The plenary license issued to The Sands was renewed by the CCC in September 2000 and extended through September 2004. The CCC may reopen licensing hearings at any time. If it were determined that gaming laws were violated by a licensee, the gaming license could be conditioned, suspended or revoked. In addition, the licensee and other persons involved could be subject to substantial fines.

               The NJCCA requires casino licensees to pay an investment alternative tax of 2.5% of gross revenue (the "2.5% Tax") or, in lieu thereof, to make quarterly deposits of 1.25% of quarterly gross revenue with the CRDA (the "Deposits"). The Deposits are then used to purchase bonds at below-market interest rates from the CRDA or to make qualified investments approved by the CRDA. The CRDA administers the statutorily mandated investments made by casino licensees and is required to expend the monies received by it for eligible projects as defined in the NJCCA. The Sands has elected to make the Deposits with the CRDA rather than pay the 2.5% Tax.

               As of December 31, 2003 and 2002, The Sands had purchased bonds totaling $6,875,000 and $6,946,000, respectively. In addition, The Sands had remaining funds on deposit and held in escrow by the CRDA at December 31, 2003 and 2002, of $15,798,000 and $13,151,000, respectively. The bonds purchased and the amounts on deposit and held in escrow are collectively referred to as "obligatory investments" on the accompanying consolidated financial statements of GB Holdings and its subsidiary.

               Obligatory investments at December 31, 2003 and 2002, are net of accumulated valuation allowances of $11,340,000 and $10,028,000, respectively, based upon the estimated realizable values of the investments. Provisions for valuation allowances for the years ended December 31, 2003, 2002 and 2001 amounted to $1,434,000, $1,521,000 and $1,341,000, respectively.

               The Sands has, from time to time, contributed certain amounts held in escrow by the CRDA to fund CRDA sponsored projects. During 2003, The Sands contributed $695,000 of its escrowed funds to CRDA sponsored projects. During 2002, The Sands contributed $925,000 of its escrowed funds to CRDA sponsored projects and received $116,000 in a cash refund. In 2001, The Sands contributed $322,000 of its escrowed funds to CRDA sponsored projects and received $80,000 in a cash refund and $84,000 in waivers of certain future Deposit obligations. Prior to this, the CRDA had granted The Sands both cash refunds and waivers of certain of its future Deposit obligations in consideration of similar contributions. Other assets aggregating $621,000 and $811,000, respectively, have been recognized on the accompanying consolidated balance sheets at December 31, 2003 and 2002, and are being amortized over a period of ten years commencing with the completion of the projects. Amortization of other assets totaled $205,000, $199,000, and $202,000, for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in depreciation and amortization, including provisions for obligatory investments or accompanying statements of operations.

               Atlantic City Fund

               On each October 31st during the years 1996 through 2003, each casino licensee shall pay into an account established in the CRDA and known as the Atlantic City Fund, its proportional share of an amount related to the amount by which annual operating expenses of the CCC and the Division of Gaming Enforcement are less than a certain fixed sum. Additionally, a portion of the investment alternative tax obligation of each casino licensee for the years 1994 through 1998 allocated for projects in northern New Jersey shall be paid into and credited to the Atlantic City Fund. Amounts in the Atlantic City Fund will be expended by the CRDA for economic development projects of a revenue-producing nature that foster the redevelopment of Atlantic City other than the construction and renovation of casino hotels.

               Conservatorship

               If, at any time, it is determined that The Sands, GB Holdings, Atlantic Holdings or ACE Gaming or any other entity qualifier has violated the NJCCA or that any of such entities cannot meet the qualification requirements of the NJCCA, such entity could be subject to fines or the suspension or revocation of its license or qualification. If a casino license is suspended for a period in excess of 120 days or is revoked, or if the CCC fails or refuses to renew such casino license, the CCC could appoint a conservator to operate and dispose of such licensee's casino hotel facilities. A conservator would be vested with title to all property of such licensee relating to the casino and the approved hotel subject to valid liens and/or encumbrances. The conservator would be required to act under the direct supervision of the CCC and would be charged with the duty of conserving, preserving and, if permitted, continuing the operation of the casino hotel. During the period of the conservatorship, a former or suspended casino licensee is entitled to a fair rate of return out of net earnings, if any, on the property retained by the conservator. The CCC may also discontinue any conservatorship action and direct the conservator to take such steps as are necessary to effect an orderly transfer of the property of a former or suspended casino licensee. Such events could result in an event of default under the terms of the indentures governing the Notes.

TREASURY REGULATIONS

               The United States Department of the Treasury has adopted regulations pursuant to which a casino is required to file a report of each deposit, withdrawal, exchange of currency, gambling tokens or chips, or other payments or transfers by, through or to such casino which involves a transaction in currency of more than $10,000 per patron, per gaming day. Such reports are required to be made on forms prescribed by the Secretary of the Treasury and are filed with the Commissioner of the Internal Revenue Service. In addition, ACE Gaming is required to maintain detailed records (including the names, addresses, social security numbers and other information with respect to its gaming customers) dealing with, among other items, the deposit and withdrawal of funds and the maintenance of a line of credit.

               In the past, the Internal Revenue Service had taken the position that winnings from table games by nonresident aliens were subject to a 30.0% withholding tax. The Internal Revenue Service, however, subsequently adopted a practice of not collecting such tax. Recently enacted legislation exempts from withholding tax table game winnings by nonresident aliens, unless the Secretary of the Treasury determines by regulation that such collections have become administratively feasible.


      DESCRIPTION OF THE BUSINESS OF ATLANTIC HOLDINGS AND ITS SUBSIDIARIES

GENERAL

               Atlantic Holdings is a Delaware corporation and a newly formed, wholly-owned subsidiary of Greate Bay Hotel which is a wholly-owned subsidiary of GB Holdings. Atlantic Holdings was formed in November 2003 for the purpose of the contemplated exchange of the Existing Notes for the New Notes. The contemplated exchange includes the transfer of substantially all of the assets and liabilities of GB Holdings to Atlantic Holdings and of Greate Bay Hotel to ACE Gaming.



               Upon consummation of the Transaction, Atlantic Holdings will own a subsidiary with substantially the same assets as Greate Bay Hotel and have the same directors and management as GB Holdings. Also, Atlantic Holdings will manage the business of ACE Gaming in a manner identical to GB Holdings' management of Greate Bay Hotel. For more information, please see "DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES" as set forth below.



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         DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES

GENERAL


               GB Holdings is a Delaware corporation and was a wholly-owned subsidiary of Pratt Casino Corporation, a Delaware corporation ("PCC"), through December 31, 1998. PCC was incorporated in September 1993 and was wholly-owned by PPI Corporation, a New Jersey corporation ("PPI") and a wholly-owned subsidiary of Greate Bay Casino Corporation ("GBCC"). Effective after December 31, 1998, PCC transferred 21% of the stock ownership in GB Holdings to PBV, Inc., a newly formed entity controlled by certain stockholders of GBCC ("PBV"). As a result of a certain confirmed plan of reorganization of PCC and others in October 1999, the remaining 79% stock interest of PCC in GB Holdings was transferred to Greate Bay Holdings, LLC ("GBLLC"), whose sole member as a result of the same reorganization was PPI. In February 1994, GB Holdings acquired Greate Bay Hotel through a capital contribution by its then parent. Greate Bay Hotel principal business activity is its ownership of The Sands Hotel and Casino located in Atlantic City, New Jersey. GB Property, a Delaware corporation and a wholly-owned subsidiary of GB Holdings, was incorporated in September 1993 as a special purpose subsidiary of GB Holdings for the purpose of borrowing funds for the benefit of Greate Bay Hotel. Atlantic Holdings, a Delaware corporation and a wholly-owned subsidiary of Greate Bay Hotel, was incorporated on October 31, 2003. ACE Gaming, a New Jersey limited liability company and a wholly-owned subsidiary of Atlantic Holdings, was formed on November 5, 2003. GB Holdings has no operating activities and its only source of income is interest on cash equivalent investments. GB Holdings only significant assets are its investment in Greate Bay Hotel and its cash balance at March 31, 2004 of $12.5 million.


               On January 5, 1998, GB Holdings and its subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). On August 14, 2000, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Modified Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River Limited Partnership and its affiliates (the "Plan") for the GB Holdings Company. High River Limited Partnership ("High River") is an entity controlled by Carl C. Icahn. On September 13, 2000, the CCC approved the Plan. On September 29, 2000, the Plan became effective (the "Effective Date"). All material conditions precedent to the Plan becoming effective were satisfied on or before September 29, 2000. Accordingly, the accompanying consolidated financial statements have been prepared in accordance with Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"). In addition, as a result of the Confirmation Order and the occurrence of the Effective Date, and in accordance with SOP 90-7, GB Holdings and its subsidiaries adopted "fresh start reporting" in the preparation of the accompanying consolidated financial statements. GB Holdings and its subsidiaries' emergence from Chapter 11 resulted in a new reporting entity with no retained earnings or accumulated deficit as of September 30, 2000. As a result, the consolidated financial statements for the periods subsequent to September 30, 2000, reflect the new basis of accounting and are not comparable to consolidated financial statements presented prior to September 30, 2000. A black line has been drawn on the accompanying consolidated financial statements to distinguish between the pre-reorganization and post-reorganization entities.

               On the Effective Date, GB Property's existing debt securities, consisting of its 10 7/8% First Mortgage Notes due January 15, 2004 (the
"10 7/8% Old Notes") and all of GB Holdings' issued and outstanding shares of common stock owned by PBV and GBLLC were cancelled. As of the Effective Date, an aggregate of 10,000,000 shares of new common stock of GB Holdings (the "New GB Holdings Common Stock") were issued and outstanding, and the Existing Notes were issued by GB Property. Holders of the 10 7/8% Old Notes received a distribution of their pro rata shares of (i) the Existing Notes and (ii) 5,375,000 shares of the New GB Holdings Common Stock.

               GB Holdings and GB Property listed the New GB Holdings Common Stock and the Existing Notes, respectively, on AMEX on March 27, 2001.

THE SANDS

               The Sands has segregated its gaming customers into three broad categories:

               o The Premium Categories - Those customers who have a high potential loss per trip. This category has the lowest profit margin percentage per customer.

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               o    The Middle Categories - Those customers who have a high
                    repeat trip frequency along with a potential loss per trip that equates to a high annual potential loss per customer.

               o The Mass Categories - Those customers who have a low casino loyalty and a low potential loss per trip. This category has the highest profit margin percentage per customer.

Business Strategy

               Traditionally, The Sands' marketing strategy in the highly competitive Atlantic City market has consisted of seeking premium category patrons. In the past, The Sands has been successful in its marketing efforts towards these premium patrons through its offering of private, limited-access facilities, related amenities and use of sophisticated information technology to monitor patron play, control certain casino operating costs and target marketing efforts toward frequent visitors with above average gaming budgets. While The Sands strived to maintain market share within this category, competition within the industry for the premium category (both table and slot) reduced The Sands' ability to attract this type of player on a profitable basis.

               In 2001, The Sands focused on the "Value Gaming" concept. The general concept in "Value Gaming" is to provide the customer with the best possible gaming experience for the amount of time that the customer is on property. Whether that experience is enhanced by competitive odds on games, the ability to find a food outlet that provides an affordable quality food product, or superior service, the intent is to provide all categories with an expanded and improved entertainment experience that would lead to an increase in subsequent trips.

               As part of its commitment to make the "Value Gaming" concept a reality for its customers, The Sands continued to provide the "loosest" slots in the Atlantic City market during 2001 and through the first quarter of 2002. That is, The Sands provided the best overall odds for winning at slots of any casino in Atlantic City, according to monthly data filed with the CCC.

               Additionally in 2001, The Sands invested approximately $4.6 million in new slot machines, gaming equipment and casino renovations. The Boardwalk Buffet reopened after renovations in the summer of 2001, providing guests with an expanded buffet outlet featuring a wide variety of culinary choices at an affordable price in a nostalgic Atlantic City atmosphere.

               In the second quarter of 2002, The Sands changed its marketing strategy to reduce its focus on the lower profit margin table games business and focus almost exclusively on the slot machine business. In the process, The Sands reduced the number of table games from 69 to 26 and increased its number of slot machines by approximately 400 units. The Sands began to market its product predominantly to the mass slot player categories. As part of this strategy, The Sands, in keeping with its "Value Gaming" concept, increased the number of lower denomination slot machines, thus making the product more available to this mass category. However, the increase in the number of lower denomination slot machines created a more competitive slot machine hold percentage and, as a result, caused The Sands to move away from its "loosest" slots in Atlantic City. The "Value Gaming" concept continued to be reinforced through the availability of slot machines, discounted food product and availability of hotel rooms to the mass category.

               At the end of the third quarter of 2002, it had become apparent that the gain in slot machine revenue could not offset the loss of table game revenue. In addition, the volume required from the mass slot player categories, to make up the loss of the middle to premium slot player categories, could not be accommodated in a property with the physical constraints of The Sands. Subsequent review of marketing data revealed that the loss in table game play had a direct effect on the loss in some slot machine play, as many slot patrons who frequented The Sands with family and friends were forced to patronize competitors to find the variety of gaming experience they desired. As a result, by the end of the fourth quarter of 2002, The Sands had added fourteen table games to bring the total number of table games to forty, and changed its marketing strategy to focus more on the middle to premium categories of slot players.


               During 2002 and 2003, The Sands continued to invest in improvements and upgrades to the casino hotel complex. These improvements included new slot machines, renovations to the first floor casino, the showroom, two private lounges for casino guests and hotel room renovations to both The Sands and the Madison House Hotel, see "--Description of Properties" as set forth on page 106. The Sands also introduced a new


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comprehensive customer service program that included customer service training for new employees, customer service monitoring for operations and customer service recovery programs.

               GB Holdings recognized that "The Sands" name had a strong brand recognition and a rich heritage in gaming that went back to the original property in Las Vegas of the 1950's. Beginning in 2003, the Atlantic City Sands stylized a new Sands logo, which reflected this rich heritage and began to transform the property theme into the "Players' Place." The Players' Place identity was woven into the value gaming strategy to provide the customer with ample access to a variety of gaming and entertainment experiences that harkened back to the glamorous era of the Las Vegas strip. The Property will offer outstanding gaming odds, highest table limits, more liberal player rewards to the avid customer and unparalleled, personal boutique service that exceeds guest expectations; all in an environment that makes the better player feel like he has a "home court advantage."

               In 2003, further renovations to the casino floor occurred that supported this theme. Swingers lounge was constructed in the center of the casino to provide a multi-faceted state-of-the-art entertainment experience. The Swingers lounge includes bartop slot machines and is staffed by "Flair Bartenders" (part mixologist, part performance artist). In addition, further renovations to the bus lobby entrance, the promotions center and the Platinum and Plaza Clubs improved the customer experience by providing easier access to facilities, shorter lines and a more relaxing and personal environment. More table games including poker were added during 2003 and some slot machines were displaced. However, the slot product was upgraded during 2003 including the initial phase of converting the slots to coinless system technology. These slots accept paper cash, coin or coupons and allow the player an option to return winnings or cash-outs in the form of redeemable tickets.

               This technology has gained customer acceptance at competitors and management believes it will enhance profitability by reducing labor intensive slot transactions while providing greater customer service and more uninterrupted player time on machines.


               As part of The Sands capital expenditure program, certain improvements, additions and enhancements have been made, or are planned to be made, to the facility, including upgrades and amenities to the casino floor, slot machines, other gaming equipment and physical plant renovations. In 2004, an entire floor of 37 rooms in The Sands will be converted into suites to improve the inventory of accommodations for the premium category players. These additions and enhancements will primarily benefit guests in a variety of services and will compliment the "Value Gaming" marketing strategy.


               The Sands uses sophisticated information technology that enables it to track and rate patrons' play through the use of identification cards, which it issues to patrons. All of the slot machines at The Sands are connected with, and information with respect to table games activity can be input into, a computer network. When patrons insert their casino players' card into slot machines or present them to supervisors at table games, meaningful information, including amounts wagered and duration of play, is transmitted in real-time to a casino management database. The information contained in the database facilitates the implementation of targeted and cost effective marketing programs, which appropriately recognize and reward patrons during current and future visits to The Sands, certain of these marketing programs allow patrons to obtain complimentaries based on levels of play. Such complimentaries include free meals, hotel accommodations, entertainment, retail merchandise, parking, and sweepstakes giveaways. Management believes that its ability to reward its customers on a "same-visit" basis is valuable in encouraging the loyalty of repeat visits. The computer systems also allow The Sands to monitor, analyze and control the granting of gaming credit, promotional expenses and other marketing costs. The Sands Management believes this is a valuable tool and strategy that allows The Sands to compete effectively in the Atlantic City market.

               Management primarily focuses its marketing efforts on patrons who have been identified by its casino management computer system as profitable patrons. Management believes that its philosophy of encouraging participation in its casino players' card program, using the information obtained thereby to identify the relative playing patterns of patrons and tailoring specific marketing programs and property amenities to this market category enhances profitability of The Sands.

               The Sands also markets to the mass casino patron market through various forms of direct and indirect advertising, and group and bus tour programs. Once new patrons are introduced to The Sands' "Value Gaming" concept and the casino players' card program, management uses its information technology capabilities to directly market to these patrons to encourage repeat patronage.

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               Competition

               The Sands faces intense competition from the eleven other existing Atlantic City casinos, including the newly opened Borgata. According to reports of the CCC, the twelve Atlantic City casinos currently offer approximately 1.4 million square feet of gaming space.

               After completion of the acquisition of Caesars by Park Place Entertainment Corp. in December 1999, Park Place Entertainment connected Caesars to Bally's Park Place and added slot machines in the connecting space. In January 2001, over the objections of The Sands, the CCC determined that the proposed acquisition of the Claridge Hotel and Casino by Park Place Entertainment which is located adjacent to The Sands and with whom The Sands jointly operates the "People Mover" walkway from the boardwalk would not violate the NJCCA's prohibition against undue economic concentration. As a result of the confirmation of the Claridge Chapter 11 Plan by the Bankruptcy Court, Park Place Entertainment acquired the Claridge, and Park Place Entertainment constructed a connection between the Claridge and Bally's Park Place Casino, which was already interconnected to the Park Place Entertainment controlled Caesars Hotel and Casino. In 2003, Bally's Park Place Casino merged the Claridge operations into its corporate structure and under its casino license similar to its operation of the Wild, Wild West Casino.

               Currently, Park Place Entertainment has changed its name to Caesars Entertainment. Of the twelve Atlantic City casinos Caesars Entertainment controls three casinos, the Trump Organization controls three and the Harrah's Organization controls two. Caesars Entertainment also controls the so-called Traymore site located between the boardwalk and The Sands and has acquired a property contiguous to The Sands parking garage that formerly contained the Continental Motel property. Caesars Entertainment announced that it may develop another hotel-casino complex on this site but has not announced specific plans at this time.


               On July 3, 2003, The Borgata, a joint venture of Boyd Gaming Corporation and MGM Mirage, opened in the marina district of Atlantic City. The Borgata features a 40-story tower with 2,010 rooms and suites, as well as a 135,000 square-foot casino, restaurants, retail shops, a spa and pool, and entertainment venues. This project represents a significant increase to capacity in the market. In addition, other of the Company's competitors in Atlantic City have recently completed expansions of their hotels or have announced expansion projects. For example, Tropicana Atlantic City is constructing a 502-room hotel tower, a 25-room conference center, a 2,400 space parking garage, an expanded casino floor and a 200,000 square foot themed shopping, dining and entertainment complex called The Quarter. Tropicana intends to complete the project in the third quarter of 2004. Resorts is currently constructing a hotel room addition of approximately 400 rooms and is scheduled to open in the third quarter of 2004. The business of the Company may be adversely impacted (i) by the additional gaming and room capacity generated by this increased competition in Atlantic City and/or (ii) by other projects not yet announced in New Jersey or in other markets (e.g., Pennsylvania, Maryland, New York and Connecticut).


               The Casino Reinvestment Development Authority ("CRDA") is a governmental agency that administers the statutorily mandated investments required to be funded by casino licensees. Legislation enacted during 1993 and 1996 allocated an aggregate of $175 million of CRDA funds and credits to subsidize and encourage the construction of additional hotel rooms by Atlantic City casino licensees. Competitors of The Sands that have the financial resources to construct hotel rooms can take advantage of such credits more readily than The Sands. The Sands has an approved hotel expansion program with the CRDA and a retail entertainment development project. Plans have been announced by other casino operators to complete expansions within the required subsidy period. The expansion of existing gaming facilities and the addition of new casinos will continue to increase competition within the Atlantic City market.

               In this highly competitive environment, each property's relative success is affected by a great many factors that relate to its location and facilities. These include the number of parking spaces and hotel rooms it possesses, close proximity to Pacific Avenue, the Boardwalk and to other casino/hotels and access to the main expressway entering Atlantic City. GB Holdings and its subsidiaries believe that, in prior years, its operating strategy enabled The Sands to compete against most other Atlantic City casino/hotels. In the past, many of their competitors had greater financial resources for capital improvements, marketing and promotional activities than GB Holdings and its subsidiaries and, as a result, The Sands' facilities and amenities fell behind many of the other casinos. In order to improve GB Holdings' and its subsidiaries' competitive position, they sought the approval of the Bankruptcy Court for a capital expenditure program to renovate the majority of its hotel rooms and suites and to purchase approximately 700 slot machines. The Bankruptcy Court approved the capital expenditure program in the

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amount of approximately $13.6 million in March 1998. In addition, the lack of access to Pacific Avenue hampered The Sands' efforts to expand its "drive-in" patron base. During, in 1999, in an effort to increase and utilize available Pacific Avenue frontage, The Sands acquired land parcels on Pacific Avenue and demolished the existing structures and constructed a new front entrance to The Sands' facility on Pacific Avenue, which opened in June 2000. During 2003, the new front entrance was redesigned and refurbished as an exclusive entrance for its bus patrons, complete with a new and expanded bus waiting lounge. Also during 2003, the porte cochere was renovated and expanded in order to make The Sands more easily accessible to the drive-in customer.

               In order to enhance its competitive position in the marketplace, a capital expenditure plan was recently approved by the Board and management believes that cash generated from operations and cash reserves will be sufficient to meet the requirements of the capital expenditure plan. Based upon expected cash flow generated from operations, management determined that it would be prudent for GB Holdings to obtain a line of credit to provide additional cash availability, to meet working capital needs, in the event that anticipated cash flow is less than expected or expenses exceed those anticipated. At the request of GB Holdings, Ealing agreed to provide a revolving credit facility, secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings), under which GB Holdings may borrow up to an aggregate amount of $10 million for general working capital purposes. Ealing's obligation to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, the Company will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether the Company will need to borrow funds for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.


               The Sands also competes with legalized gaming from casinos located on Native American tribal lands. In October 2001, the New York State Legislature enacted a bill, which the governor signed, authorizing a total of six Indian casinos in the State of New York - three in Western New York and three in the Catskill Region - and approved the use of video lottery terminals at racetracks and authorized the participation of New York State in a multi-state lottery. On January 29, 2002, a lawsuit was commenced contesting the above legislation package on the grounds that certain of its provisions were adopted in violation of the State's constitution. The likely outcome of this lawsuit cannot be ascertained at this time. The implementation of VLTs and the outcome of this lawsuit could adversely affect visitation of The Sands from New York.

               Pennsylvania and Maryland are among the other states currently contemplating some form of gaming legislation. Legislative proposals introduced in Pennsylvania would potentially allow for a wide range of gaming activities, including riverboat gaming, slot machines at racetracks, video lottery terminals at liquor stores and the formation of a gaming commission. Maryland's proposed legislation would authorize video lottery terminals at some of Maryland's racing facilities. The results of the gubernatorial elections in Pennsylvania and Maryland in 2002 have also increased the likelihood of gaming legislation in such states. Neither Pennsylvania nor Maryland enacted any legalized gaming legislation in their respective legislative sessions during the three months ended March 31, 2004. Since The Sands' market is primarily a drive-to-market, legalized gambling in Pennsylvania or one or more states neighboring or within close proximity to New Jersey could have a material adverse effect on the Atlantic City gaming industry overall, including The Sands.


               A significant amount of The Sands' revenues is derived from patrons living within a 120-mile radius of Atlantic City, New Jersey, particularly northern New Jersey, southeastern Pennsylvania and metropolitan New York City. Proposals to allow casino gaming in certain areas of Pennsylvania have been defeated within the past three years. If casino gaming were to be legalized in those areas or in other venues that are more convenient to those areas, it could have a material adverse effect on The Sands. Gaming is currently conducted on Indian lands in nearby states, including the Foxwoods and Mohegan Sun Casinos in Connecticut and the Turning Stone Casino in Oneida, New York near Syracuse. Casino Niagara, which has operated a temporary casino facility in Niagara Falls, Ontario, since 1996, intends to open an expanded permanent facility in the spring of 2004. In addition, New York State passed legislation that was signed by the Governor in October 2001 to allow slot machines at racetracks and six Indian owned casinos within the State of New York. The legislation also allowed the State to join the multi-state Powerball lottery. The gaming portion of the legislation may face legal challenges including a challenge based on the New York State Constitution. Therefore, it is not possible to determine the timing or financial impact of this legislation on Atlantic City at this time.

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               Industry Developments

               On July 1, 2003, the State of New Jersey amended the NJCCA to impose various tax increases on Atlantic City casinos, including The Sands. Among other things, the amendments to the NJCCA include the following new tax provisions: (i) a new 4.25% tax on casino complimentaries, with proceeds deposited to the Casino Revenue Fund; (ii) an 8% tax on casino service industry multi-casino progressive slot machine revenue, with the proceeds deposited to the Casino Revenue Fund; (iii) a 7.5% tax on adjusted net income of licensed casinos in State fiscal years 2004 through 2006 based upon 2003 Net Income with a minimum payment of $350,000, with the proceeds deposited to the Casino Revenue Fund; (iv) a fee of $3.00 per day on each hotel room in a casino hotel facility that is occupied by a guest, for consideration or as a complimentary item, with the proceeds deposited into the Casino Revenue Fund in State fiscal years 2004 through 2006 and, beginning in State fiscal year 2007, $2.00 of the fee deposited into the Casino Revenue Fund and $1.00 to be transferred to the CRDA;
(v) an increase in the amount paid by the casino hotel for patron cars parked from $1.50 to $3.00, of the minimum casino hotel parking charge from $2.00 to $3.00, with $1.50 of the fee to be deposited into the Casino Revenue Fund in State fiscal years 2004 through 2006 and, beginning in State fiscal year 2007, $0.50 to be deposited into the Casino Revenue Fund and $1.00 to be transferred to the CRDA for its purposes pursuant to law, and for use by the CRDA to bond for $30 million for deposit into the Casino Capital Construction Fund, which was also created by the July 1, 2003 Act that amended the NJCCA; and (vi) the elimination of the deduction from casino licensee calculation of gross revenue for uncollectible gaming debt. These changes to the NJCCA, and the new taxes imposed on The Sands and other Atlantic City casinos, will reduce our profitability. It is anticipated that these new and increased taxes will cost The Sands approximately $1.5-$2.0 million annually in additional expenses.

               Slot machines have become increasingly more popular than table games particularly with frequent patrons and with recreational and other casual visitors. Casino operators have been catering increasingly to slot patrons through new forms of promotions and incentives such as slot machines that are linked among the various casinos enabling the pay out of large pooled jackpots, and through more attractive and entertaining gaming machines with secondary jackpots. Various competitors have committed efforts to provide coinless technology in their slot product, which appears to be an industry trend for the future. Slot machines generally produce higher margins and profitability than table games because they require less labor and have lower operating costs. As a result, slot machine revenue growth has outpaced table game revenue growth in recent years. In 2003, according to Commission filings, slot win accounted for approximately 74.8% of total Atlantic City gaming win. However, table games remain important to a select category of gaming patrons. Management believes the availability of table games provides a varied gaming experience that benefits both slot and table game revenues.

               Casino Credit


               Casino operations are conducted on both a credit and a cash basis. Patron gaming debts incurred in accordance with the NJCCA are enforceable under New Jersey law. For the year ended December 31, 2003, gaming credit extended to The Sands' table game patrons accounted for approximately 22.0% of overall table game wagering, and table game wagering accounted for approximately 10.2% of overall casino wagering during the period. At December 31, 2003, gaming receivables amounted to $9.5 million before an allowance for uncollectible gaming receivables of $5.6 million. For the three months ended March 31, 2004, gaming credit extended to Sands' table game patrons accounted for approximately 25.6% of overall table game wagering, and table game wagering accounted for approximately 12.2% of overall casino wagering during the period. At March 31, 2004, gaming receivables amounted to $8.5 million before an allowance for uncollectible gaming receivables of $4.9 million. Management believes that such allowance is adequate.


               License Agreement

               Greate Bay Hotel's rights to the trade name "The Sands" (the "Trade Name") were derived from a license agreement between Greate Bay Casino Corporation and an unaffiliated third party. Amounts payable by Greate Bay Hotel for these rights were equal to the amounts paid to the unaffiliated third party. On September 29, 2000, High River Limited Partnership assigned to Greate Bay Hotel the rights under a certain agreement with the owner of the Trade Name to use the Trade Name as of September 29, 2000 through May 19, 2086, subject to termination rights for a fee after a certain minimum term. High River is an entity controlled by Carl C. Icahn. High River received no payments for its assignment of these rights. Payment is made directly to the owner of the Trade Name. The license fee amounted to $263,000, $272,000 and $265,000, respectively, for the years ended December

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31, 2003, 2002 and 2001. Such charges amounted to $53,000 and $59,000, respectively, for the three months ended March 31, 2004 and 2003.


               Employees and Labor Relations

               In Atlantic City, all employees, except certain hotel employees, must be licensed under the NJCCA. Due to the seasonality of the operations of The Sands, the number of employees varies during the course of the year. At December 31, 2003, The Sands had approximately 2,211 employees. The Sands has collective bargaining agreements with three unions that represent approximately 818 employees, most of whom are represented by the Hotel, Restaurant Employees and Bartenders International Union, AFL-CIO, Local 54. The collective bargaining agreement with Local 54 expires in September 2004. The collective bargaining agreements with the Carpenters, Local 623 and Entertainment Workers, Local 68 expire in April and July 2005, respectively. Management considers its labor relations to be good.

               Casino Licenses

               The NJCCA requires that all casino owners and management contractors be licensed by the Commission and that all employees (except for certain non-casino related job positions), major shareholders and other persons or entities financially interested in the casino operation be either licensed or approved by the Commission. A license is not transferable and may be revoked or suspended under certain circumstances by the Commission. A plenary license authorizes the operation of a casino with the games authorized in an operation certificate issued by the Commission, and the operation certificate may be issued only on a finding that the casino conforms to the requirements of the Casino Act and applicable regulations and that the casino is prepared to entertain the public. Under such determination, Greate Bay Hotel has been issued a plenary casino license. The plenary license issued to The Sands was renewed by the Commission in September 2000 for a period of four years.

               In order to renew Greate Bay Hotel's casino license, the Commission must determine that Greate Bay Hotel and GB Holdings are financially stable. In order to be found "financially stable" under the NJCCA, Greate Bay Hotel and GB Holdings must demonstrate, among other things, their ability to pay, exchange, or refinance debts that mature or otherwise become due and payable during the license term, or to otherwise manage such debts. Because the Existing Notes will become due during the period following the renewal of the license in 2004, the Commission will require Greate Bay Hotel and GB Holdings to indicate the efforts they will pursue or are pursuing to refinance the Existing Notes prior to maturity and during the new license term. Currently, the Commission is and will continue to monitor the efforts of Greate Bay Hotel and GB Holdings to manage and refinance the Existing Notes. There has been no precedent of non-renewal of a casino license in this situation.


               The NJCCA provides for a casino license fee of not less than $200,000 based upon the cost of the investigation and consideration of the license application, and a renewal fee of not less than $100,000 or $200,000 for a one year or four year renewal, respectively, based upon the cost of maintaining control and regulatory activities. In addition, a licensee must pay annual taxes of 8% of casino win (as defined in the NJCCA), net of a provision for uncollectible gaming debts of up to 4% of casino win up to June 30, 2003, and then not allowed as a deduction ("Gross Revenue"). During the three months ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001, the taxes and the license and other fees incurred by The Sands amounted to $4.5 million, $19.0 million, $21.3 million, $23.0 million and $22.7 million, respectively.


               The NJCCA also requires casino licensees to pay an investment alternative tax of 2.5% of gross revenue (the "2.5% Tax") or, in lieu thereof, to make quarterly deposits of 1.25% of quarterly Gross Revenue with the CRDA (the "Deposits"). The Deposits are then used to purchase bonds at below-market interest rates from the CRDA or to make qualified investments approved by the CRDA. The CRDA administers the statutorily mandated investments required to be funded by casino licensees and is required to expend the monies received by it for eligible projects as defined in the NJCCA. The Sands has elected to make the Deposits with the CRDA rather than pay the 2.5% Tax.

               The Sands has, from time to time, contributed certain amounts held in escrow by the CRDA to fund CRDA sponsored projects. During 2003, The Sands contributed $694,000 of its escrowed funds to CRDA sponsored projects. No specific refund or future credit has been associated with the 2003 contributions. During 2002, The Sands contributed $925,000 of its escrowed funds to CRDA sponsored projects and received $116,000 in a cash refund. In 2001, The Sands contributed $322,000 of its escrowed funds to CRDA sponsored projects and received

$80,000 in a cash refund and $84,000 in waivers of certain future Deposit obligations. Prior to this, the CRDA had granted The Sands both cash refunds and waivers of certain of its future Deposit obligations in consideration of similar contributions. Other assets aggregating $621,000 and $811,000, respectively, have been recognized on the accompanying consolidated balance sheets at December 31, 2003 and 2002, and are being amortized over a period of ten years commencing with the completion of the projects. Amortization of other assets totaled $205,000, $199,000 and $202,000 for the years ended December 31, 2003, 2002 and
2001, respectively.

               The NJCCA also imposes certain restrictions upon the ownership of securities issued by a corporation that holds a casino license or is a holding company of a corporate licensee. Among other restrictions, the sale, assignment, transfer, pledge or other disposition of any security issued by a corporate licensee or holding company is subject to the regulation of the Commission. The Commission may require divestiture of any security held by a disqualified holder such as an officer, director or controlling stockholder who is required to be qualified under the NJCCA.


               Note holders are also subject to the qualification provisions of the NJCCA and may, in the sole discretion of the Commission, be required to make filings, submit to regulatory proceedings and qualify under the Casino Act. If an investor is an "Institutional Investor" such as a retirement fund for governmental employees, a registered investment company or adviser, a collective investment trust, or an insurance company, then, in the absence of a prima facie showing by the New Jersey Division of Gaming Enforcement that the "Institutional Investor" may be found unqualified, the Commission shall grant a waiver of this qualification requirement with respect to publicly-traded debt or equity securities of parent companies or affiliates if the investor will own (i) less than 10% of the common stock of the company in question, on a fully diluted basis or (ii) less than 20% of such company's overall indebtedness, provided the investor owns less than 50% of an outstanding issue of indebtedness of such company, the Commission, upon a showing of good cause, may, in its sole discretion, grant a waiver of qualification to an "Institutional Investor" not satisfying the above percentage criteria. An "Institutional Investor" must also purchase securities for investment and have no intent to influence the management or operations of such company. The Commission may, in its sole discretion, grant a waiver of the qualification requirement to investors not qualifying as "Institutional Investors" under the Casino Act if such investors will own less than 5% of the publicly-traded common stock of such company, on a fully diluted basis, or less than 15% of the publicly-traded outstanding indebtedness of such company.


DESCRIPTION OF PROPERTIES


               The Sands is located in Atlantic City, New Jersey, on approrximately 6.1 acres of land one-half block from the Boardwalk at Brighton Park between Indiana Avenue and Dr. Martin Luther King, Jr. Boulevard. The Sands facility currently consists of a casino and simulcasting facility with approximately 78,000 square feet of gaming space containing approximately 2,202 slot machines and approximately 73 table games; 2 hotels (see discussion on the Madison House Hotel immediately below) with an overall total of 637 rooms (including 170 suites); five restaurants; two cocktail lounges; two private lounges for invited guests; an 800-seat cabaret theater; retail space; an adjacent nine-story office building with approximately 77,000 square feet of office space for its executive, financial and administrative personnel; the "People Mover," an elevated, enclosed, one-way moving sidewalk connecting The Sands to the Boardwalk using air rights granted by an easement from the City of Atlantic City and a garage and surface parking for approximately 1,750 vehicles.


               The Sands entered into a long-term lease of the Madison House Hotel. The initial lease period is from December 2000 to December 2012 with lease payments ranging from $1.8 million per year to $2.2 million per year. The Madison House is physically connected at two floors to the existing Sands casino-hotel complex. The Sands recently completed renovations to upgrade and combine the rooms of the Madison House into a total of 113 suites and 13 single rooms. It is the intention of The Sands to maintain and operate the Madison House at the same quality level as The Sands.


               With the exception of the land over which the People Mover is constructed, The Sands owns the land and improvements comprising The Sands facility. The Sands owns and operates the casino, the hotel, all of the restaurants, the cocktail lounge, the private lounges, the theatre and a retail gift shop. In addition, The Sands has licensed certain space within the hotel building to unrelated third parties who operate a beauty shop, a peanut shop, a game room and a coffee stand.

               In April 2000, Greate Bay Hotel entered into an agreement with the entities controlling the Claridge to acquire the Claridge Administration Building. The purchase price was $3.5 million, consisting of $1.5 million in cash at closing and $2.0 million consideration tendered through the elimination for 40 months of a $50,000 monthly license fee paid by the Claridge to Greate Bay Hotel, under an agreement between the Claridge and Greate Bay Hotel governing the development and operation of the "People Mover" leading from the Boardwalk to The Sands and the Claridge. The present value of the $2.0 million consideration has been recorded in other current and other noncurrent liabilities sections of the balance sheet of GB Holdings and its subsidiaries.


                                LEGAL PROCEEDINGS

               Tax appeals on behalf of GB Holdings and its subsidiaries and the City of Atlantic City challenging the amount of GB Holdings' real property assessments for tax years 1996 through 2003 are pending before the NJ Tax Court.

               In 2001, GB Holdings discovered certain failures relating to currency transaction reporting which resulted in the failure of GB Holdings to file legally required currency transaction reports. Following this discovery, GB Holdings self-reported the situation to the applicable regulatory agencies. GB Holdings conducted an internal examination of the matter and the New Jersey Division of Gaming Enforcement conducted a separate review. There has not been an impact on GB Holdings' financial reporting because of these failures. GB Holdings has revised internal control processes and taken other measures to address the situation. GB Holdings may be subjected to regulatory sanctions which may include cash penalties. However, the potential cash penalties cannot be estimated at this time. In May 2003, GB Holdings was advised by the Department of the Treasury that it will not pursue a civil penalty.


               By letter dated January 23, 2004, Sheffield Enterprises, Inc. asserted potential claims against The Sands under the Lanham Act for permitting a show entitled The Main Event, to run at The Sands during 2001. Sheffield also asserts certain copyright infringement claims growing out of The Main Event performances. It has not yet been determined whether or not the claims made by Sheffield would, if adversely determined, materially impact the financial position or results of operations of GB Holdings.


               On February 26, 2003, The Sands received a letter from counsel for Mr. Frederick H. Kraus, Executive Vice President, General Counsel and Secretary, indicating that he had been retained to represent Mr. Kraus "in regards to a constructive discharge, breach of contract, severance pay" and other claims. This matter has been amicably resolved.

               GB Holdings is a party in various legal proceedings with respect to the conduct of casino and hotel operations and has received employment related claims. Although a possible range of losses cannot be estimated, in the opinion of management, based upon the advice of counsel, GB Holdings does not expect settlement or resolution of these proceedings or claims to have a material adverse impact upon their consolidated financial position or results of operations, but the outcome of litigation and the resolution of claims is subject to uncertainties and no assurances can be given. The consolidated financial statements do not include any adjustments that might result from these uncertainties.

               From time to time, GB Holdings and certain of its officers, directors, agents and employees, are subject to various legal and administrative proceedings incidental to the business of GB Holdings. GB Holdings does not believe any proceedings currently pending are material to the conduct of the business of GB Holdings.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                 OPERATIONS OF GB HOLDINGS AND ITS SUBSIDIARIES

GENERAL


               This management's discussion and analysis of financial condition and results of operations of GB Holdings and its subsidiaries and other portions of this solicitation statement and prospectus contain forward-looking statements about the business, financial condition and prospects of GB Holdings and its subsidiaries (hereinafter collectively referred to as the "Parent Company"). The actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties. Such risks and uncertainties are beyond management's ability to control and, in many cases, cannot be predicted by management. When used in this solicitation statement and prospectus, the words "believes," "estimates," "anticipates," "expects," "intends" and similar expressions as they relate to the Parent Company or its management are intended to identify forward-looking statements.


               The Parent Company faced a number of competitive challenges during fiscal 2003, including increased competition from the newly opened Borgata, increased competition from existing casinos that invested in capital improvements, and a corresponding increase in competition for slot machine players. Severe winter weather and a loss of customers resulting in part from The Sands' decreased table gaming capacity also had a negative effect on revenues for the first half of fiscal 2003. These factors resulted in a decline of $23.2 million (12%) in net revenues as compared to the prior fiscal year, and a net loss of $17.7 million compared to a net loss of $7.3 million in the prior fiscal year.

               Management is currently focused on restructuring its debt to significantly reduce the cash requirements for debt service and defer the payment of principal which is presently due in September 2005, for three years. These funds would then be available for operational and capital investment, including opportunities that arise to expand The Sands' casino, rooms, parking, entertainment and retail facilities.


               Pursuant to New Jersey law, Greate Bay Hotel is required to maintain a casino license in order to operate The Sands. The gaming licenses required to own and operate The Sands must be renewed in 2004, which requires that the CCC determine that Greate Bay Hotel and GB Holdings are financially stable. In order to be found "financially stable" under NJCCA, Greate Bay Hotel and GB Holdings must demonstrate among other things, their ability to pay, exchange, or refinance debts that mature or otherwise become due and payable during the license term, or to otherwise manage such debts. If the CCC determines that GB Holdings may be unable to make the required payments pursuant to the Existing Notes or pay the principal when it becomes due in 2005, Greate Bay Hotel may be unable to obtain renewal of the casino license required to own and operate The Sands. Currently, the CCC is and will continue to monitor the effect of Greate Bay Hotel and GB Holdings to manage and refinance the Existing Notes. There has been no precedent of non-renewal of a casino license in this situation.


               The Sands primarily generates revenues from gaming operations in its Atlantic City facility (see Properties). Although The Sands' other business segments including rooms, entertainment, retail store, food and beverage operations also generate some cash sales, these revenues are nominal in comparison to the casino operations. The non-casino segments primarily support the casino operation by providing complimentary goods and services to deserving casino customers (see Promotional Allowances). The Company competes in a capital intensive industry (see Competition) that requires continual reinvestment in its facility and technology.

               Below is Management's discussion and analysis of the financial condition and results of operations of GB Holdings and its subsidiaries. Upon consummation of the Transaction, Atlantic Holdings will own a subsidiary with substantially the same assets as Greate Bay Hotel and have the same directors and management as GB Holdings. Also, Atlantic Holdings will manage the business of ACE Gaming in a manner identical to GB Holdings' management of Greate Bay Hotel.

               LIQUIDITY AND CAPITAL RESOURCES

               Summary

               During 2004, management anticipates making tax payments of approximately $1.1 million to the State of New Jersey. Management believes that cash flows generated from operations during 2004, as well as available cash reserves, will be sufficient to meet its operating plan. In the first quarter of 2004, the Board approved a capital expenditures program for 2004 under which GB Holdings and its subsidiaries anticipate making capital expenditures of up to $23.6 million to invest in and upgrade The Sands. Management believes that cash generated from operations and cash reserves will be sufficient to meet the requirements of the plan. Based upon expected cash flow generated from operations, management determined that it would be prudent for the Company to obtain a line of credit to provide additional cash availability, to meet the Company's working capital needs, in the event that anticipated cash flow is less than expected or expenses exceed those anticipated. At the request of the Company, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, agreed to provide a revolving credit facility, secured by a first lien on all of the assets of the Company, under which the Company may borrow up to an aggregate amount of $10 million for general working capital purposes. Ealing's obligation to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, the Company will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether the Company will need to borrow funds for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.


               Costs Associated with the Transaction

               If less than 100% of the Existing Notes are tendered for exchange in the Transaction, the ability of GB Holdings to pay the principal due on the Existing Notes at maturity is dependent upon its ability to sell all or a portion of the Atlantic Holdings Common Stock, held by GB Holdings to engage in a financing transaction or through the payment of dividends from Atlantic Holdings, although any such dividends require the consent of the holders of the New Notes. There can be no assurances that GB Holdings will be able to pay the principal amount of the Existing Notes when due at maturity in September 2005.

               Operating Activities

               At December 31, 2003, the Parent Company had cash and cash equivalents of $33.5 million. The Parent Company used $2.3 million of net cash from operations during the year ended December 31, 2003 compared to generating $9.7 million during the same prior year period. The 2003 decrease in net cash from operations was primarily due to the decline in net revenues as a result of the increased competition and capacity in the Atlantic City market. The 2002 increase in net cash from operations is a result of a combination of a decrease in accounts receivable and an increase in depreciation expense that offset a decrease in income from operations. During 2002, based upon a periodic review of long-lived assets for impairment in conjunction with a review of the Parent Company's marketing programs and product mix, certain expenditures incurred for property expansion plans, that were included in construction in progress, were determined to be unusable and resulted in a loss on asset impairment in the amount of $1.3 million.

               Investing Activities


               Capital expenditures at The Sands for the year ended December 31, 2003 amounted to approximately $12.8 million compared to $14.1 million in 2002 and $23.1 million in 2001. In order to enhance its competitive position in the market place, The Sands may determine to incur additional substantial costs and expenses to maintain, improve and expand its facilities and operations. Management has approval from the Board for a 2004 capital expenditure plan of up to $23.6 million which includes new slot machines, casino and hotel renovations as well as replacement and upgrades to infrastructure and technology. However, in order to avoid disruption of its operations during the peak summer season and based upon operating results and available cash, Management may defer some slot machine replacements and casino renovations to the latter half of 2004 or beyond, thereby reducing capital expenditures for 2004. Accordingly, additional financing requirements could be reduced significantly.


               The Sands is required by the NJCCA to make certain quarterly deposits based on gross revenue with the CRDA in lieu of a certain investment alternative tax. Deposits for the years ended December 31, 2003, 2002 and 2001 amounted to $2.3 million, $2.5 million and $2.8 million, respectively.

               Financing Activities


               There were no financing activities during the year ended December 31, 2003. As of December 31, 2003, the only scheduled payment of long-term debt is the Existing Notes, which mature on September 29, 2005. On July 14, 2003, a Form 8-K was filed with the SEC reporting that a committee of the independent directors of the Parent Company approved a proposed restructuring of the Existing Notes, together with various other corporate changes to be accomplished in connection with the proposed restructuring. In connection with the foregoing, on November 13, 2003, Atlantic Holdings filed with the SEC, a Registration Statement on Form S-4 (which contains a preliminary prospectus), under the Securities Act of 1933, as amended (the "Securities Act"), to transfer substantially all of the assets and liabilities of GB Holdings, Greate Bay Hotel, and GB Property, to Atlantic Holdings, in exchange for Atlantic Holdings issuance of 3% Notes due 2008 in exchange for the Existing Notes and the cancellation of such Notes), and the registration of certain securities to be issued to the stockholders of GB Holdings; and, also on such date, Atlantic Holdings and ACE Gaming filed with the SEC, a Registration Statement on Form S-4 under the Securities Act, with respect to a consent solicitation and exchange offer with respect to the Existing Notes. Neither of such Registration Statements have been declared effective and each was amended by filing Amendments No. 1, 2 and 3 to Form S-4/A on February 13, 2004, March 22, 2004 and April 22, 2004, respectively. The Company and Atlantic Holdings also filed with the SEC a Schedule 13E-3, under the Securities and Exchange Act of 1934, with respect to such transactions, which was also amended by the filings of a
Schedule 13E-3/A on November 17, 2003 and February 13, 2004.

               During 2004, Management anticipates making its next scheduled interest payment on the Existing Notes of $6.1 million on September 29, 2004; interest on such notes accrue at a rate of up to $1.0 million per month, and if the anticipated exchange is consummated prior to September 29, 2004, holders that exchange will be entitled to payments for the accrued interest at the time of the exchange. The Board adopted the Special Committee's belief that, based on a review of the business, financial condition, and prospects of GB Holdings and its subsidiaries, it is reasonably likely that GB Holdings would not have sufficient funds to pay the $110 million principal, plus accrued interest, on the Existing Notes at maturity in 2005 and that refinancing the Existing Notes now was in the best interest of GB Holdings and its subsidiaries. Also, the Board adopted the Special Committees' determination that it is reasonably likely that prior to maturity in 2005, GB Holdings would not be able to refinance the Existing Notes on favorable terms or at all and that such inability could result in a default on the Existing Notes and the possibility of GB Holdings being forced to seek bankruptcy protection.


               Management estimates that consent fees associated with the exchange of Existing Notes will be between $6.4 million and $11.0 million. Additional financing fees are estimated to be between $700,000 and $800,000.


               Pursuant to New Jersey law, Greate Bay Hotel is required to maintain a casino license in order to operate The Sands. The gaming licenses required to own and operate The Sands must be renewed in September 2004, and for each renewal the CCC must determine that Greate Bay Hotel and GB Holdings are financially stable. In order to be found "financially stable" under NJCCA, Greate Bay Hotel and GB Holdings must demonstrate among other things, their ability to pay, exchange, or refinance debts that mature or otherwise become due and payable during the license term, or to otherwise manage such debts. If the CCC determines that GB Holdings may be unable to make the required payments pursuant to the Existing Notes or pay the principal when it becomes due in 2005, Greate Bay Hotel may be unable to obtain renewal of the casino license required to own and operate The Sands. Greate Bay Hotel's inability to obtain renewal of is casino license will have a material adverse effect on GB Holdings.


               Critical Accounting Policies and Estimates

               The Parent Company's discussion and analysis of its results of operations and financial condition are based upon its consolidated financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities. Estimates and assumptions are evaluated on an ongoing basis and are based on historical and other factors believed to be reasonable under the circumstances. The results of these estimates may form the basis of the carrying value of certain assets and liabilities and may not be readily apparent from other sources. Actual results, under conditions and circumstances different from those assumed, may differ from estimates. The impact and any associated risks related to estimates, assumptions, and accounting policies are discussed within Management's Discussion and Analysis of Financial Condition and Results of Operations, as well as in the Notes to the Consolidated Financial Statements, if applicable, where such estimates, assumptions, and accounting policies affect the Parent Company's reported and expected financial results.

               The Parent Company believes the following accounting policies are critical to its business operations and the understanding of results of operations and affect the more significant judgments and estimates used in the preparation of its consolidated financial statements:

               Allowance for Doubtful Accounts - The Parent Company maintains accounts receivable allowances for estimated losses resulting from the inability of its customers to make required payments. The adequacy of the allowance is determined by management based on a periodic review of the receivable portfolio. Additional allowances may be required if the financial condition of the Parent Company's customers deteriorates.

               Commitments and Contingencies - Litigation - On an ongoing basis, the Parent Company assesses the potential liabilities related to any lawsuits or claims brought against the Parent Company. While it is typically very difficult to determine the timing and ultimate outcome of such actions, the Parent Company uses its best judgment to determine if it is probable that it will incur an expense related to the settlement or final adjudication of such matters and whether a reasonable estimation of such probable loss, if any, can be made. In assessing probable losses, the Parent Company makes estimates of the amount of insurance recoveries, if any. The Parent Company accrues a liability when it believes a loss is probable and the amount of loss can be reasonably estimated. Due to the inherent uncertainties related to the eventual outcome of litigation and potential insurance recovery, it is possible that certain matters may be resolved for amounts materially different from any provisions or disclosures that the Parent Company has previously made.

               Impairment of Long-Lived Assets - The Parent Company periodically reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Assumptions and estimates used in the determination of impairment losses, such as future cash flows and disposition costs, may affect the carrying value of long-lived assets and possible impairment expense in the Parent Company's consolidated financial statements.


               Self-Insurance - The Parent Company retains the obligation for certain losses related to customer's claims of personal injuries incurred while on the Parent Company property as well as workers compensation claims beginning in 2002 and major medical claims for non-union employees in 2003. The Parent Company accrues for outstanding reported claims, claims that have been incurred but not reported and projected claims based upon management's estimates of the aggregate liability for uninsured claims using historical experience, and adjusting company's estimates and the estimated trends in claim values. Although management believes it has the ability to adequately project and record estimated claim payments, it is possible that actual results could differ significantly from the recorded liabilities.


               Allowance for Obligatory Investments - The Parent Company maintains obligatory investment allowances for its investments made in satisfaction of its CRDA obligation. The obligatory investments may ultimately take the form of CRDA issued bonds, which bear interest at below market rates, direct investments or donations. CRDA bonds bear interest at approximately one-third below market rates. Management bases its reserves on the type of investments the obligation has taken or is expected to take. Donations of The Sands' quarterly deposits to the CRDA have historically yielded a 51% future credit or refund of obligations. Therefore, management has reserved the predominant balance of its obligatory investments at between 33% and 49%.



         RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004

               Gaming Operations

               Information contained herein, regarding Atlantic City casinos other than The Sands, was obtained from reports filed with the CCC.

               The following table sets forth certain unaudited financial and operating data relating to The Sands' and all other Atlantic City casinos' capacities, volumes of play, hold percentages and revenues:

                                                                                                          Three Months Ended
                                                                                                               March 31,
                                                                                              --------------------------------------
                                                                                                   2004                  2003
                                                                                              ------------------   -----------------
                                                                                                 (Dollars in Thousands)
Units: (at end of period)
      Table Games              - Sands                                                                  61                     40
                               - Atlantic City (ex. Sands)                                           1,128                  1,039
      Slot Machines            - Sands                                                               2,201                  2,295
                               - Atlantic City (ex. Sands)                                          39,720                 36,131

Gross Wagering (1)
      Table Games              - Sands                                                         $    59,897           $     45,171
                               - Atlantic City (ex. Sands)                                       1,782,104              1,519,996
      Slot Machines            - Sands                                                             431,548                479,250
                               - Atlantic City (ex. Sands)                                       9,813,809              8,715,722

Hold Percentages (2)
      Table Games              - Sands                                                              15.41%                 13.99%
                               - Atlantic City (ex. Sands)                                          16.34%                 16.65%
      Slot Machines            - Sands                             (accrual basis)                   8.09%                  7.75%
                               - Sands                             (cash basis)                      8.34%                  7.96%
                               - Atlantic City (ex. Sands)         (accrual basis)                     N/A                    N/A
                               - Atlantic City (ex. Sands)         (cash basis)                      8.09%                  8.02%

Revenues (2)
      Table Games              - Sands                                                         $     9,233           $      6,319
                               - Atlantic City (ex. Sands)                                         291,216                253,145
      Slot Machines            - Sands                             (accrual basis)                  34,926                 37,162
                               - Sands                             (cash basis)                     36,010                 38,132
                               - Atlantic City (ex. Sands)         (accrual basis)                     N/A                    N/A
                               - Atlantic City (ex. Sands)         (cash basis)                    793,840                699,039
      Other (3)                - Sands                                                                 341                    158
                               - Atlantic City (ex. Sands)                                          13,721                  9,831


--------------------

(1) Gross wagering consists of the total value of chips purchased for table games (excluding poker) and keno wagering (the "Drop") and coins wagered in slot machines (the "Handle").

(2) Casino revenues consist of the portion of gross wagering that a casino retains and, as a percentage of gross wagering, is referred to as the "hold percentage." The Sands' hold percentages and revenues are reflected on an accrual basis. Comparable accrual basis data for the remainder of the Atlantic City gaming industry as a whole is not available; consequently, industry hold percentages and revenues are based on information available from the CCC.

(3) Consists of revenues from poker and simulcast horse racing wagering. Comparable information for the remainder of the Atlantic City gaming industry is not available.

               Patron Gaming Volume

               Information contained herein, regarding Atlantic City casinos other than The Sands, was obtained from reports filed with the CCC.

               Table game drop increased by $14.7 million (32.6%) during the three months ended March 31, 2004 compared with the same prior year period. By comparison, according to CCC reports, table game drop at all other

Atlantic City casinos during the same period increased 17.2%. The Sands' increase in table game drop is a direct result of an increase in the number of table games from 40 during the 2003 period to 61 during the 2004 period. The increase in the number of table games was the result of a change in business strategy, to balance the gaming experience between table games and slot machines. Table game hold percentage increased 1.4 percentage points to 15.4% for the three months ended March 31, 2004 compared to the same period last year. The 2004 table game hold percentage is slightly higher than expected. However, the increase over the prior year is primarily attributable to one high end patron winning approximately $1 million in March 2003. Aggregate gaming space at all other Atlantic City casinos increased by approximately 135,000 square feet (10.7%) at March 31, 2004 compared to March 31, 2003 primarily due to the Borgata opening in July 2003. The amount of gaming space at The Sands remained the same at approximately 78,000 square feet.



               Slot machine handle decreased $47.7 million (10.0%) during the three months ended March 31, 2004, compared with the same period of 2003. By comparison, the percentage increase in slot machine handle for all other Atlantic City casinos in the first three months of 2004 versus the same period in 2003 was 12.6%. The Sands' 2004 decrease in handle is primarily attributed to the effect of a new competitor that entered the Atlantic City marketplace in July 2003. This decrease in slot machine handle is offset slightly by an increase in hold percentage to 8.1% from 7.8% in the 2004 period compared to the 2003 period. The number of slot machines decreased 4.1% at The Sands to 2,201 at March 31, 2004 compared to March 31, 2003. On an industry-wide basis, excluding The Sands, the number of slot machines increased 9.9% in the first quarter of 2004 compared to the first quarter of 2003.


               The following table sets forth the changes in operating revenues and expenses (unaudited) for the three month period ended March 31, 2004 and 2003:



                                                                        Three Months Ended March 31,
                                                ---------------------------------------------------------------------------
                                                                                                   Increase (Decrease)
                                                      2004                  2003                   $                 %
                                                --------------        ---------------        -------------    -------------
                                                                             (Dollars In Thousands)
Revenues:
Casino                                           $   44,500              $  43,639             $     861             1.97
Rooms                                                 2,285                  2,459                 (174)           (7.08)
Food and Beverage                                     4,988                  4,664                   324             6.95
Other                                                   930                    883                    47             5.32

Promotional Allowances                               11,254                 11,844                 (590)           (4.98)

Expenses:
Casino                                               30,331                 31,886               (1,555)           (4.88)
Rooms                                                   608                    434                   174            40.09
Food and Beverage                                     2,090                  2,056                    34             1.65
Other                                                   697                    604                    93            15.40
General and Administrative                            2,873                  2,522                   351            13.92
Depreciation and Amortization                         4,073                  3,731                   342             9.17
Loss on disposal of assets                                -                      4                    (4)         (100.00)

Income/(loss) from Operations                           777                (1,436)                 2,213           154.00

Non-operating expense, net                            3,650                  2,806                   844            30.08
Income Tax Provision                                    267                    159                   108            67.92


               Revenues

               Overall casino revenues increased $861,000 for the three months ended March 31, 2004 compared to the same prior year period. The increase in casino revenue is a result of increased table game win of $3,100,000 offset by reduced slot win of $2,239,000.

               Rooms revenue decreased $174,000 for the three months ended March 31, 2004 compared to the same prior year period as a result of decreased occupancy. The decrease in occupancy was primarily attributable to a reduction in promotional room nights.

               Food and beverage revenues increased $324,000 for the three months ended March 31, 2004 compared to the same prior year period. This increase is a direct result of a new casino bar ("Swingers") ($309,000), which opened in July 2003.

               Promotional Allowances

               Promotional allowances are comprised of (i) the estimated retail value of goods and services provided free of charge to casino customers under various marketing programs; (ii) the cash value of redeemable points earned under a customer loyalty program based on the amount of slot play; and (iii) coin and cash coupons and discounts. As a percentage of casino revenues, promotional allowances decreased to 25.3% during the three months ended March 31, 2004 from 27.1% during the same period of 2003. The decrease in this ratio is directly attributable to The Sands' strategy to continue to monitor the reinvestment in the casino customer based upon the competitiveness within the Atlantic City market.

               Departmental Expenses

               Casino expenses at The Sands decreased by $1.6 million for the three months ended March 1, 2004 compared to the same prior year period. The decrease in casino expenses is primarily due to the reduction of allocable expenses ($865,000) from other departments due to the reduction in complimentaries and other cost reductions. Inspection and licensing fees decreased $292,000 for the three months ended March 31, 2004 compared to the same prior year period. The decrease is due to a credit received from surplus NJCCC funds, caused by initial licensing and registration fees related to a newly opened Atlantic City Casino. Gaming revenue tax increased $119,000 as a result of increased casino revenues.

               Rooms expenses increased $174,000 for the three months ended March 31, 2004 compared to the same prior year period. The increases were due to a larger share of costs allocated to casino expenses ($292,000) as a result of decreased room complimentaries generated by casino promotions. Total complimentary room nights decreased by 5,906 or 15.3% over the same prior year period. Rooms payroll and benefits decreased $91,000 year to year due to a decrease in the number of rooms sold.

               Food and beverage expenses increased $34,000 for the three months ended March 31, 2004 compared to the same prior year period. The increases were due to increases in food and beverage cost of sales ($136,000) as a result of increased revenue.

               Other expenses increased $93,000 for the three months ended March 31, 2004, compared to the same prior year period as a result of an increase to entertainment expenses ($158,000) and a decrease in the allocation of entertainment complimentaries by casino operations ($106,000).

               General and Administrative Expenses

               General and administrative expenses increased $351,000 for the three months ended March 31, 2004, compared to the same period last year. The increases were due to lower allocable costs from general and administrative expenses to operating departments ($563,000). These were offset by decreases in payroll and benefits ($251,000) and property taxes ($95,000).

               Depreciation and Amortization, Including Provision for Obligatory Investments

               Depreciation and amortization expense increased $342,000 for the three month period ended March 31, 2004, compared to the same prior year period due to an increase in depreciation expense ($259,000) as a result of the continued investment in infrastructure and equipment during the current and preceding year. Also increased amortization of CRDA losses ($82,000) as a result of increased casino revenues contributed to the overall increase.

               Interest Income and Expense

               Interest income decreased by $77,000 during the three month period ended March 31, 2004, compared to the same prior year period. The decrease was due to smaller earnings on decreased cash reserves.

               Interest expense increased $56,000 during the three month period ended March 31, 2004, compared to the same period in 2003. The increase is due to a lower accrual of capitalized interest in 2004 ($28,000) compared to 2003 ($91,000). It is The Sands' policy to capitalize interest on construction projects in excess of $250,000.

               Income Tax Provision

               Federal and State income tax benefits or provisions are based upon the results of operations for the current period and the estimated adjustments for income tax purposes of certain nondeductible expenses.

               Due to recurring losses, The Sands has not recorded Federal income tax benefit or provision for the three months ended March 31, 2004.

               The State income tax provision increased $108,000 (67.9%) during the three months ended March 31, 2004 compared to the same prior year period. The increase is primarily due to the newly enacted Casino Net Income tax ($88,000) which did not effect the 2003 period. Increased revenues resulted in a $20,000 increase in the Alternative Minimum Assessment for 2004 compared to 2003.

               Inflation


               Management believes that, in the near term, modest inflation and increased competition within the gaming industry for qualified and experienced personnel will continue to cause increases in operating expenses, particularly labor and employee benefits costs.

               Seasonality

               Historically, The Sands' operations have been highly seasonal in nature, with the peak activity occurring from May to September. Consequently, the results of operations for the first and fourth quarters are traditionally less profitable than the other quarters of the fiscal year. In addition, The Sands' operations may fluctuate significantly due to a number of factors, including chance. Such seasonality and fluctuations may materially affect casino revenues and profitability.


RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

               Gaming Operations

               Information contained herein, regarding Atlantic City casinos other than The Sands, was obtained from reports filed with the CCC.

               The following table sets forth certain unaudited financial and operating data relating to The Sands' and all other Atlantic City casinos' capacities, volumes of play, hold percentages and revenues:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                ----------------------------------------------------
                                                                                     2003              2002              2001
                                                                                ----------------  ----------------  ----------------
                                                                                              (DOLLARS IN THOUSANDS)

UNITS: (AT YEAR END)
TABLE GAMES
   -    SANDS................................................................                73                40                69
   -    ATLANTIC CITY (EX. SANDS)............................................             1,311             1,167             1,061
SLOT MACHINES
   -    SANDS................................................................             2,202             2,322             2,060
   -    ATLANTIC CITY (EX. SANDS)............................................            40,176            35,795            35,423
GROSS WAGERING (1)
TABLE GAMES
   -    SANDS................................................................    $      217,984    $      242,731    $      457,992
   -    ATLANTIC CITY (EX. SANDS)............................................         6,858,441         6,684,168         6,773,640
SLOT MACHINES
   -    SANDS................................................................         1,920,379         2,227,830         2,348,180
   -    ATLANTIC CITY (EX. SANDS)............................................        39,025,945        38,237,932        36,772,969
HOLD PERCENTAGES (2)
TABLE GAMES
   -    SANDS................................................................             14.89%            15.00%            14.92%
   -    ATLANTIC CITY (EX. SANDS)............................................             15.91%            15.73%            15.65%
SLOT MACHINES
   -    SANDS (ACCRUAL BASIS)................................................              7.78%             7.57%             6.88%
   -    SANDS (CASH BASIS)...................................................              7.94%             7.76%             7.10%
   -    ATLANTIC CITY (EX. SANDS) (ACCRUAL BASIS)............................               N/A               N/A               N/A
   -    ATLANTIC CITY (EX. SANDS) (CASH BASIS)...............................              8.14%             8.08%             8.09%
REVENUES (2)
TABLE GAMES
   -    SANDS................................................................    $       32,451    $       36,401    $       68,351
   -    ATLANTIC CITY (EX. SANDS)............................................         1,091,479         1,051,103         1,059,881
SLOT MACHINES
   -    SANDS (ACCRUAL BASIS)................................................           149,394           168,697           161,503
   -    SANDS (CASH BASIS)...................................................           152,527           172,833           166,657
   -    ATLANTIC CITY (EX. SANDS) (ACCRUAL BASIS)............................               N/A               N/A               N/A
   -    ATLANTIC CITY (EX. SANDS) (CASH BASIS)...............................         3,174,834         3,089,067         2,974,610
OTHER (3)
   --    SANDS...............................................................             1,191             1,319             2,515
   --    ATLANTIC CITY (EX. SANDS)...........................................            45,510            41,735            42,554

--------------
   (1) Gross wagering consists of the total value of chips purchased for table games (excluding poker) and keno wagering (the "Drop") and coins, cash and/or equivalent value tickets wagered in slot machines (the "Handle").

   (2) Casino revenues consist of the portion of gross wagering that a casino retains and, as a percentage of gross wagering, is referred to as the "hold percentage." The Sands' hold percentages and revenues are reflected on an accrual basis. Comparable accrual basis data for the remainder of the Atlantic City gaming industry as a whole is not available; consequently, industry hold percentages and revenues are based on information available from the CCC. Cash basis slot machine revenue does not include an accrual for industry-wide progressive slot jackpots, whereas accrual basis slot machine revenue does include such accrual.

   (3) Consists of revenues from poker and simulcast horse racing wagering. The Sands provides its customers both poker and simulcast horse wagering, however, not all Atlantic City Casinos provide these same gaming options.

               Patron Gaming Volume

               Information contained herein, regarding Atlantic City casinos other than The Sands, was obtained from reports filed with the CCC.

               Table game drop decreased by $24.7 million (10.2%) during 2003 compared with 2002 and by $215.3 million (47.0%) in 2002 compared to 2001. By comparison, according to CCC reports, table game drop at all other Atlantic City casinos increased 2.6% in 2003 compared to 2002 and decreased 1.3% in 2002 compared to 2001. During 2003, The Sands increased the number of table games from 40 to 73 units in an effort to recapture market share by providing the customer ample access to a variety of table games. The increase in table game capacity was supported by marketing, player development and customer service programs that focused on attracting premium and middle category table game players.

               During the second half of 2003, table game drop increased $36.3 million (43.5%) compared to the same prior year period. This occurred despite a significant increase in table games in the Atlantic City market as a result of the opening of a new casino in July 2003. However, these positive results were not enough to offset the decline in table game drop in the first half of 2003 compared to the same prior year period, which was negatively impacted by severe winter weather.

               Slot machine handle decreased $307.5 million (13.8%) during 2003, compared with 2002 and $120.4 million (5.1%) in 2002 compared to 2001. By comparison, according to CCC reports, the percentage increase in slot machine handle for all other Atlantic City casinos for the same periods was 2.1% and 4.0%, respectively. The decreased Sands slot handle during 2003 can be attributed to a combination of a decrease in the number of units and an increase in competitive capacity in the Atlantic City Market. The number of slot machines decreased 5.2% at The Sands to 2,202 at December 31, 2003 compared to December 31, 2002. For all other Atlantic City casinos, the number of slot machines increased 12.2% in 2003 compared to 2002, primarily due to the opening of a new casino in July 2003.

               The majority (52.3%) of the 2003 decrease in Sands slot machine handle occurred during the second half of 2003 compared to the same prior year period. This was primarily due to increased market capacity as a result of the Borgata opening on July 3, 2003.

               Aggregate gaming space at all other Atlantic City casinos increased by approximately 144,000 square feet (12.1%) at December 31, 2003 compared to December 31, 2002, primarily due to the opening of a new casino in July 2003. The amount of gaming space at The Sands decreased approximately 781 square feet (1.0%) between periods.

               Revenues

               Casino revenues at The Sands decreased by $23.4 million (11.3%) in 2003 compared to 2002 and decreased by $26.0 million (11.2%) in 2002 compared to 2001. The 2003 decrease was due to the $19.3 million decline in slot revenues, which was a result of the $307.5 million (13.8%) decrease in slot handle. An increase in slot hold percentage from 7.57% in 2002 to 7.78% in 2003 slightly offset the impact of the decrease in slot handle. The 2002 decrease was due to the $32.1 million decline in table game revenues, which was a result of the $215.3 million (47.0%) decrease in table game drop. The decrease in table game drop was primarily due to fewer table games available during the third quarter 2002. Slot revenues increased during 2002 as a result of increased hold percentage despite a decrease in handle of $120.4 million. The increase in slot machine revenue was not enough to offset the decrease in table game revenue. As a result, the Parent Company, by the end of 2002, had replaced 14 of the table games removed in the second quarter of 2002 and shifted its marketing strategy to focus on the middle and premium category slot player business.

               Room revenues decreased by $157,000 (1.4%) in 2003 compared to 2002 and decreased by $430,000 (3.7%) in 2002 compared to 2001. The 2003 decrease is due to a decrease in occupied room nights while average room rates remained flat. This was a result of a decrease in occupied room nights for cash sales, offset slightly by an increase in occupied room nights for complimentary rooms. The decline in occupied room nights for cash sales is primarily due to the increased rooms inventory in the Atlantic City market as a result of the Borgata, which opened in July 2003, as well as room additions at existing competitors. Management believes competition in this market will increase as further expansion of the rooms inventory in Atlantic City is expected in 2004. The 2002 decrease is due to a decrease in occupied room nights and a slightly lower average daily room rate. The 2002 decrease in occupied room nights is due to a decrease in complimentary rooms.

               Food and beverage revenues decreased $1.4 million (5.8%) in 2003 compared to 2002 and decreased by $6.1 million (20.8%) in 2002 compared to 2001. The 2003 decrease is due to a decrease in food revenue ($2.2 million) partially offset by an increase in beverage revenues ($841,000). The decrease in food revenue occurred predominantly in the high volume outlets (Boardwalk Buffet and Food Factory). The Food Factory has been closed since December 2002. In 2002, these outlets were the preferred choice of the mass category slot player. The 2003 increase in beverage revenue is primarily due to the new Swingers lounge, which opened in July 2003, as well as increases in room service and casino service bars. The 2002 decrease was due to a decrease in the average check of $6.89 (25.6%) as a result of fewer complimentaries to premium outlets.

               Other revenues increased $186,000 (5.0%) in 2003 compared to 2002 and decreased by $944,000 (20.2%) in 2002 compared to 2001. The 2003 increase is due to increased revenue in entertainment ($338,000), lobby store sales ($142,000) and parking ($53,000). These increases were primarily from complimentaries provided to customers in the middle and premium categories. The 2002 decrease is predominantly due to the decline in entertainment revenues, $470,000 (47.9%) which was primarily a result of discontinuation of review shows in 2002.

               Promotional Allowances


               Promotional allowances are comprised of (i) the estimated retail value of goods and services provided free of charge to casino customers under various marketing programs; (ii) the cash value of redeemable points earned under a customer loyalty program based on the amount of slot play; and (iii) coin and cash coupons and discounts. As a percentage of casino revenues, promotional allowances increased to 27.1% during 2003 compared to 24.8% during 2002 and 26.8% in 2001. The 2003 increase is primarily attributable to marketing, player development and customer service programs implemented to recapture lost market share in the middle and premium player categories due to the reduction in table games and the marketing program during the summer of 2002 that focused on the mass slot player category.


               Departmental Expenses

               Casino expenses at The Sands decreased by $12.1 million (8.4%) in 2003 compared to 2002 and by $25.5 million (15.1%) in 2002 compared to 2001. The 2003 decrease is primarily due to reduction in casino payroll and employee benefits ($2.9 million) as a result of a full year of lower employment levels related to a series of layoffs and job eliminations beginning in 2001. Other favorable casino expense variances in 2003 were directly related to the lower casino revenues, which in turn, lowers general, marketing and promotional allocations ($6.6 million) and gaming taxes ($1.8 million). The 2002 decrease in casino expenses is primarily due to the reduction of complimentary costs associated with food and beverage provided free of charge. Casino payroll expenses decreased due to the reduction in table games. The decrease in the provision for doubtful accounts expense was caused by a reduction in credit issuance due to lower table game activity. Lower costs for customer transportation were a result of reduced volume in air travel and ground transportation. Reductions in advertising expense and gaming revenue tax also contributed significantly to the decreases in casino expenses in 2002.

               Room expenses decreased by $631,000 (21.1%) in 2003 compared to 2002 and $406,000 (12.0%) in 2002 compared to 2001. The 2003 decrease is primarily due to reductions in staffing, which reduced payroll and employee benefits. Linen usage and laundry expense decreased as a result of fewer occupied rooms in 2003 compared to 2002. The 2002 decreases were due to a decrease in housekeeping supplies expense, amenity package costs, linen and uniform usage, which resulted from fewer occupied room nights and also outside maintenance contracts.

               Food and beverage expenses decreased by $1.5 million (13.3%) in 2003 compared to 2002 and by $1.1 million in 2002 compared to 2001. The 2003 decrease is due to a decrease in payroll and employee benefits as a result of staffing reductions. Food cost of sales decreased as a result of lower food costs in the Boardwalk Buffet and the closing of the Food Factory in 2002. These favorable variances were offset slightly by lower allocable food and beverage costs transferred to other departments. The 2002 increases were due to a smaller share of costs allocated to casino expense as a result of a decrease in food and beverage complimentaries generated by casino operations. These were offset slightly by decreases in payroll, benefits and food and beverage cost of sales as a result of the lower volume.

               Other expenses increased by $492,000 (18.7%) in 2003 compared to 2002 and decreased by $749,000 (22.2%) in 2002 compared to 2001. The 2003 increase was due to increased entertainment costs as the theatre was open more often with headliner entertainers than it was in 2002. The decrease in 2002 is primarily due to savings resulting from discontinuation of review shows in the theatre.

               General and Administrative Expenses

               General and administrative expenses decreased by $1.2 million (9.5%) in 2003 compared to 2002 and increased by $1.3 million (11.2%) in 2002 compared to 2001. The 2003 decrease was primarily due to lower payroll and benefits costs ($2.1 million) as a result of continued staff reductions. Also contributing to the decrease in 2003, was lower severance payouts ($1.6 million) than in 2002 as a result of smaller adjustments in staffing levels than in the prior year. These favorable variances were offset somewhat by increases in insurance premiums and reserves due to market conditions and higher payouts and more significant claims in 2003. The 2002 increase was due to costs arising from severance packages and higher costs for insurance, property taxes and utilities.

               Depreciation and Amortization, including Provision for Obligatory Investments

               Depreciation and amortization, including provision for obligatory investments, increased by $787,000 (5.1%) in 2003 compared to 2002 and by $3.3 million (27.4%) in 2002 compared to 2001. The 2003 increase is due to increased depreciation expense ($826,000) resulting from further renovations and upgrades to infrastructure and public areas such as Swingers lounge, Platinum Club and the new bus entrance and waiting area. The provision for obligatory investments decreased in 2003 ($441,000) primarily due to a decrease in casino revenues, on which the obligation is based. The 2002 increase is a result of the continued investment in and renovation of the casino, hotel and administrative complex at The Sands.

               Interest Income and Expense

               Interest income decreased by $440,000 (41.2%) in 2003 compared to 2002 and decreased by $1.6 million (60.1%) in 2002 compared to 2001. The 2003 decrease was due to lower invested cash reserves. The decrease in 2002 was due to earnings on decreased cash reserves and lower interest rates.

               Interest expense increased by $387,000 (3.3%) in 2003 compared to 2002 and $361,000 (3.2%) in 2002 compared to 2001. The increase in 2003 is due to lower levels of capitalized interest than in 2002. The 2002 increase is due to a lower amount of capitalized interest partially offset by the elimination of debt.

               Income Tax Provision

               Income tax provision increased $174,000 (22.2%) in 2003 compared to 2002 and $729,000 (1,325.5%) in 2002 compared to 2001. The 2003 increase is predominantly due to the newly enacted New Jersey Casino Net Income Tax ($175,000), which became effective in July 2003. The increase in 2002 was directly related to the enactment of New Jersey alternative minimum assessment in July 2002, which is based on gross receipts or gross profits.


               Cash flow

               GB Holdings used $2.3 million of net cash from operations during the year ended December 31, 2003 compared to generating $9.7 million during the same prior year period. The 2003 decrease in net cash from operations was primarily due to the decline in net revenues as a result of the increased competition and capacity in the Atlantic City market. The 2002 increase in net cash from operations is a result of a combination of a decrease in accounts receivable and an increase in depreciation expense that offset a decrease in income from operations. During 2002, based upon a periodic review of long-lived assets for impairment in conjunction with a review of the GB Holdings' marketing programs and product mix, certain expenditures incurred for property expansion plans, that were included in construction in progress, were determined to be unusable and resulted in a loss on asset impairment in the amount of $1.3 million.

               Capital expenditures at The Sands for the year ended December 31, 2003 amounted to approximately $12.8 million compared to $14.1 million in 2002 and $23.1 million in 2001. The Sands is required by the Casino Act to make certain quarterly deposits based on gross revenue with the CRDA in lieu of a certain investment alternative tax. Deposits for the years ended December 31, 2003, 2002 and 2001 amounted to $2.3 million, $2.5 million and $2.8 million, respectively.

               There were no financing activities during the year ended December 31, 2004.


               Contractual Obligations

               The following table sets forth the contractual obligations of the Parent Company at December 31, 2003:

                                                                            PAYMENTS DUE BY PERIOD
                                            ---------------------------------------------------------------------------------------
                                                                    LESS                                                 MORE
                                                                    THAN               1-3               3-5             THAN
CONTRACTUAL OBLIGATIONS                           TOTAL            1 YEAR             YEARS             YEARS          5 YEARS
                                            ------------------  --------------  ------------------  --------------  ---------------
Long-Term Debt............................  $     110,000,000   $          --   $     110,000,000   $          --   $           --
Capital Lease Obligations.................                 --              --                  --              --               --
Obligatory Contributions..................          4,808,000          72,000             228,000       2,244,000        2,264,000
Operating Leases:
   Madison House..........................         18,026,000       1,800,000           5,797,000       3,996,000        6,433,000
   Equipment..............................            352,000         186,000             166,000              --               --
Purchase Obligations......................                 --              --                  --              --               --
Other Long-term liabilities on balance
   sheet under GAAP.......................                 --              --                  --              --               --
                                            ---------------------------------------------------------------------------------------
Total Contractual Obligations.............  $     133,186,000   $   2,058,000   $     116,191,000   $   6,240,000   $    8,697,000
                                            ==================  ==============  ==================  ==============  ===============




        New Accounting Pronouncements


        In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"). SFAS 146 nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("EITF 94-3") and requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value in the period in which the liability is incurred. Under EITF 94-3, a liability for an exit cost was required to be recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 is expected to result in delayed recognition for some types of costs as compared to the provisions of EITF 94-3. SFAS 146 is effective for new exit or disposal activities that are initiated after December 31, 2002, and does not affect amounts currently reported in the Parent Company's consolidated financial statements. SFAS 146 will affect the types and timing of costs included in future restructuring programs, if any.


        On January 1, 2003, the Parent Company adopted SFAS No. 143, "Asset Retirement obligations" ("SFAS 143"), which provides the accounting requirements for retirement obligations associated with tangible long-lived assets. This statement requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The adoption of SFAS 143 did not have any impact on the Parent Company's consolidated financial statements.

        On January 1, 2003, the Parent Company adopted SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure" ("SFAS 148"), which provides alternative methods of transition for companies that choose to switch to the fair value method of accounting for stock options. SFAS 148 also makes changes in the disclosure requirements for stock-based compensation, regardless of which method of accounting is chosen. The adoption of SFAS 148 did not have any impact on the Parent
Company's consolidated financial statements.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        Market risk is the risk of loss arising from changes in market rates and prices, such as interest rates and foreign currency exchange rates. The Parent Company does not have securities subject to interest rate fluctuations and has not invested in derivative-based financial instruments.


        At March 31, 2004, the fair value of the Parent Company's fixed rate debt was $88.1 million compared with its carrying amount of $110 million.


                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

               On March 27, 2002, the CCC entered an order prohibiting the Parent Company, as well as all other New Jersey casino licensees, from conducting business with Arthur Andersen LLP after May 15, 2002. On May 16, 2002, the Parent Company's Board of Directors dismissed Arthur Andersen LLP as independent auditors and appointed KPMG LLP to serve as the Parent Company's independent auditors for the fiscal year ended December 31, 2002. The decision to appoint KPMG was made after an extensive evaluation process by the Parent Company's Board of Directors, its Audit Committee and management.

               Arthur Andersen LLP's reports on the Parent Company's consolidated financial statements for the years ended 2000 and 2001, included elsewhere in this solicitation statement and prospectus, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

               During the years ended December 31, 2000 and 2001 and through the date of this solicitation statement and prospectus, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Parent Company's consolidated financial statements for such years; and there were no reportable events as set forth in applicable SEC regulations.

               During the years ended December 31, 2000 and 2001 and through the date of their engagement, the Parent Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Parent Company's consolidated financial statements, or any other matters or reportable events as set forth in applicable SEC regulations.

               On June 15, 2002, Arthur Andersen LLP was convicted of federal obstruction of justice charges arising from the government's investigation of its role as auditors for Enron Corp. None of the Arthur Andersen LLP personnel who were involved with the Enron account were involved with the audit of the Parent Company's financial statements for the years ended December 31, 2000 and 2001.


               Arthur Andersen LLP did not participate in the preparation of this registration statement or reissue its report, dated March 8, 2002, on the Parent Company's 2001 financial statements included in this solicitation statement and prospectus. You are unlikely to have any effective remedies against Arthur Andersen LLP in connection with a material misstatement or omission in these financial statements. See "RISK FACTORS--Risk Factors Related to the Business of Atlantic Holdings" as set forth on page 39.


               Although the Parent Company does not believe that the conviction of Arthur Andersen LLP will materially adversely affect it, should the Parent Company seek to access the public capital markets after the Transaction is completed, SEC rules will require it to include or incorporate by reference in any prospectus three years of audited financial statements. Until our audited financial statements for the year ending December 31, 2004 become available in the first quarter of 2005, the SEC's current rules would require the Parent Company to present audited financial statements audited by Arthur Andersen LLP. On August 31, 2002, Arthur Andersen LLP ceased practicing before the SEC, but the SEC has continued to accept financial statements audited by Arthur Andersen LLP. However, if the SEC ceases to accept financial statements audited by Arthur Andersen LLP, the Parent Company would be unable to access the public capital markets unless KPMG LLP, the Parent Company's current independent accounting firm, or another independent accounting firm, is able to audit the 2000 and 2001 financial statements, which Arthur Andersen LLP originally audited.


               Additionally, Arthur Andersen LLP cannot consent to the inclusion or incorporation by reference in any prospectus of their report on the Parent Company's audited financial statements for the years ended December 31, 2000 and 2001 and investors in any future offerings for which we use their audit report will not be entitled to recovery against them under Section 11 of the Securities Act for any material misstatements or omissions in those financial statements. The Parent Company may not be able to bring to the market successfully an offering of its securities in the absence of Arthur Andersen LLP's participation in the transaction, including its consent. Consequently, the Parent Company's financing costs may increase or the Parent Company may miss attractive market opportunities if either the Parent Company's annual financial statements for 2000 and 2001 audited by Arthur Andersen LLP should cease to satisfy the SEC's requirements or those statements are used in a prospectus but investors are not entitled to recovery against auditors for material misstatements or omissions in them. See "RISK FACTORS -- Risk Factors Related to the Business of Atlantic Holdings" as set forth on page 39.



                 MANAGEMENT OF GB HOLDINGS AND ATLANTIC HOLDINGS

DIRECTORS AND EXECUTIVE OFFICERS

               Prior to and immediately following the consummation of the Transaction, the Board of Directors and executive officers of Atlantic Holdings shall be identical to the Board and executive officers of GB Holdings and, consequently, the following information is applicable to both GB Holdings and Atlantic Holdings.

               The Board consists of: Carl C. Icahn, Michael L. Ashner, Martin Hirsch, Harold First, Auguste E. Rimpel, Jr. and John P. Saldarelli. Messrs. Ashner, First and Rimpel, Jr. are independent members of the Board and members of GB Holding's Audit Committee and for purposes of the Transactions were Members of the Special Committee.

               Set forth below is information concerning each of GB Holding's directors and executive officers, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were elected as directors and their ages.

                 Name                       Age                                         Position
----------------------------------------  ---------  -------------------------------------------------------------------------------
Carl C. Icahn..........................      68      Chairman of the Board of Directors
Martin Hirsch..........................      49      Director
John P. Saldarelli.....................      62      Director
Michael L. Ashner......................      51      Director
Harold First...........................      67      Director
Auguste E. Rimpel, Jr..................      64      Director
Richard P. Brown.......................      56      Chief Executive Officer
George Toth............................      57      Interim President
Douglas S. Niethold....................      48      Interim Vice President, Finance, Chief Financial Officer and Principal
                                                     Accounting Officer


               Carl C. Icahn has served as Chairman of the Board of Directors and a director of Starfire Holding Corporation (formerly Icahn Holding Corporation), a privately-held holding company, and Chairman of the Board of Directors and a director of various subsidiaries of Starfire, including ACF Industries, Incorporated, a privately-held railcar leasing and manufacturing company, since 1984. He has also been Chairman of the Board of Directors and President of Icahn & Co., Inc., a registered broker-dealer and a member of the NASD Inc., since 1968. Since November 1990, Mr. Icahn has been Chairman of the Board of Directors of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate. Mr. Icahn has been a director of Cadus Pharmaceutical Corporation, a firm which holds various biotechnology patents, since 1993. Since August 1998 he has also served as Chairman of the Board of Directors of Lowestfare.com, LLC, an internet travel reservations company. From October 1998, Mr. Icahn has been the President and a director of Stratosphere Corporation which operates the Stratosphere Hotel and Casino. Mr. Icahn received his B.A. from Princeton University. Since September 29, 2000, Mr. Icahn has served as the Chairman of the Board of Directors of GB Holdings, GB Property and Greate Bay Hotel. Since October 31, 2003, Mr. Icahn has served as the Chairman of the Board of Directors of Atlantic Holdings.


               Martin Hirsch has served as a Vice President of American Property Investors, Inc. since March 18, 1991, where he is involved in investing, managing and disposing of real estate properties and securities. Mr. Hirsch was elected as Executive Vice President and Director of Acquisitions of American Property Investors, Inc. in 2000. From January 1986 to January 1991, he was at Integrated Resources, Inc. as a Vice President where he was involved in the acquisition of commercial real estate properties and asset management. From 1985 to 1986, he was a Vice President of Hall Financial Group where he acquired and financed commercial and residential properties. Mr. Hirsch currently serves on the Board of Directors of Stratosphere Corp. He received his M.B.A. from The Emory University Graduate School of Business. Mr. Hirsch has served as a director of GB Holdings and GB Property since September 29, 2000 and as a director of Greate Bay Hotel since February 28, 2001. Since October 31, 2003, Mr. Hirsch has served as a member of Atlantic Holdings' Board of Directors.


               John P. Saldarelli has served as Vice President, Secretary and Treasurer of American Property Investors, Inc. (general partner of American Real Estate Partners) since March 18, 1991. Mr. Saldarelli was also President of Bayswater Realty Brokerage Corp. from June 1987 until November 19, 1993, and Vice President of Bayswater Realty & Capital Corp. from September 1979 until April 15, 1993. In October 1998, Mr. Saldarelli was appointed to the Board of Directors of Stratosphere and in June 2000, Mr. Saldarelli was given the additional title of Chief Financial Officer. Mr. Saldarelli has served as a director of GB Holdings, GB Property and Greate Bay Hotel since February 28, 2001. Since October 31, 2003, Mr. Saldarelli has served as a member of Atlantic Holdings' Board of Directors.


               Michael L. Ashner has served as Chairman, President and CEO of Winthrop Associates, a real estate consulting firm, since 1995. Mr. Ashner has also served as General Partner of Cecil Associates, a limited liability company which owns twenty Comfort Inns, since 1996. Mr. Ashner has been CEO of Newkirk Associates, a limited liability company which owns and manages more than 40 million square feet of office and retail space, since 1997. Mr. Ashner has also been Managing Director of AP-USX, LLC, a limited liability company which owns a 25 million square foot office tower, since 1998. Since 1999, Mr. Ashner has served as President and CEO of Presidio Capital Corporation, an investment banking firm, Mr. Ashner has been President and CEO since 2000 of GFB-AP Fort, LLC, a limited liability company involved in independent and assisted living communities. Mr. Ashner has been President and sole shareholder since 1981 of Exeter Capital Corporation, which provides real estate consulting to real estate investors. Mr. Ashner currently serves as a director of NBTY, Inc. a publicly-traded company that is a manufacturer, marketer, and retailer of nutritional supplement. Mr. Ashner is the President and CEO and a director of Shelbourne Properties I, Shelbourne Properties II, and Shelbourne Properties III, three separate publicly-traded real estate investment trusts that are listed on the American Stock Exchange and are currently liquidating. Since December 31, 2003, Mr. Ashner has been the President and CEO of First Union Real Estate Equity and Mortgage Investment, an unincorporated business trust engaged in the business of owning and managing, and lending to, real estate and related investments which is publicly-traded and listed on the New York Stock Exchange. Mr. Ashner has served as a director of GB Holdings and GB Property since September 29, 2000, as a member of the Audit Committee of GB Holdings since October 3, 2000, and as a member of the Board of Directors of Greate Bay Hotel since June 6, 2001. Since March 12, 2003, Mr. Ashner has been a member of the Special Committee. Since October 31, 2003, Mr. Ashner has served as a member of Atlantic Holdings' Board of Directors.

               Harold First has been a financial consultant since 1993. From December 1990 through January 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp., a privately-held holding company. He has served as a director of Taj Mahal Holding Corporation, a public casino and gaming corporation, Trump Taj Mahal Realty Corporation, a privately-held real estate company, Memorex Telex N.V., a public technology company, Trans World Airlines, Inc., a public airline company, ACF Industries, Inc., a privately-held railcar leasing and manufacturing company, Cadus Pharmaceutical Corporation, a biotech research company, Talkamerica, Inc., a public long distance telephone service company, Marvel Entertainment Group, Inc., a public entertainment company, Toy Biz, Inc., a public toy company and Vice Chairman of the Board of Directors of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate. Mr. First currently serves on the Board of Director of Panaco Inc., an oil and gas drilling company, and was a director of Philip Services Corporation, a privately-held company that is a leading integrated provider of industrial and metals services. He is a Certified Public Accountant and holds a B.S. from Brooklyn College. He has served as a member of the Audit Committee and the Board since April 25, 2001, and as a director of GB Property and Greate Bay Hotel since June 6, 2001. Since March 12, 2003, Mr. First has been a member of the Special Committee. Since October 31, 2003, Mr. First has served as a member of Atlantic Holdings' Board of Directors.


               Auguste E. Rimpel, Jr. has been a retired partner of PricewaterhouseCoopers LLP ("PwC") since 2000. He was with PwC and its predecessor firm, Price Waterhouse, since 1983, most recently as Managing Partner of International Consulting services for the Washington Consulting Practice of the firm. Prior to his tenure at PwC, he served as a Partner with Booz Allen & Hamilton, Inc. and as a Vice President of Arthur D. Little International, Inc. Dr. Rimpel currently serves as Chairman of the Board of Trustees of the University of the Virgin Islands. Dr. Rimpel received a Ph.D. in chemical engineering from Carnegie Institute of Technology and was an International Fellow at Columbia University Graduate School of Business. He has served as a member of the Audit Committee and Board of Directors of GB Holdings since April 25, 2001, and as a director of GB Property and Greate Bay Hotel since June 6, 2001. Since March 12, 2003, Mr. Rimpel has been a member of the Special Committee. Since October 31, 2003, Mr. Rimpel has served as a member of Atlantic Holdings' Board of Directors.

               Richard P. Brown, serves as President and Chief Executive Officer for Carl C. Icahn's Nevada gaming properties, the Stratosphere Casino Hotel and Tower, Arizona Charlie's Decatur and Arizona Charlie's Boulder. All three properties are located in Las Vegas. In addition, Mr. Brown serves as Chief Executive Officer of Greate Bay Hotel, GB Holdings and GB Property. Mr. Brown reports directly to Mr. Icahn and oversees strategic planning, operating, financial and capital investment direction for the Icahn gaming properties. His role also encompasses development of new business opportunities and company policies. Mr. Brown joined Mr. Icahn's gaming properties in March 2000 as Executive Vice President of Marketing for the Stratosphere and both Arizona Charlie's properties while also serving as one of three key executives responsible for overall operations of the Stratosphere. In January 2001, he was promoted to Chief Operating Officer, responsible for the operations of all three properties. Mr. Brown was promoted to the position of President and Chief Executive Officer of Mr. Icahn's gaming properties in Nevada in June 2002. In addition, he was promoted to the role of Chief Executive Officer of Greate Bay Hotel, GB Holdings and GB Property in September 2002. Prior to joining the Stratosphere, Mr. Brown held executive positions with Harrah's Entertainment (1994-2000) and the Hilton Corporation (1992-1994). In addition, he has held vice president positions with the New York Racing Association, the Travelers Companies of Hartford, Connecticut and the J. Walter Thompson Company in New York, New York. Mr. Brown earned a bachelor's degree in business economics from Southern Connecticut State College. Since November 13, 2002, Mr. Brown has served as GB Holdings' President and Chief Executive Officer.

               George Toth was appointed Interim President of Greate Bay Hotel in February 2004. Prior to that, Mr. Toth was Vice President of Hotel Operations and Security for Greate Bay Hotel and has held various positions in the company since 1994, including Vice President of Construction and Operations and Executive Director of Support Services. Mr. Toth received his MBA from Monmouth University in 1996.

               Douglas S. Niethold was appointed Interim Vice President, Finance, Chief Financial Officer and Principal Accounting Officer of GB Holdings, GB Property and Atlantic Holdings in January 2004. Mr. Niethold has also served as Treasurer of Brighton Park Maintenance Corporation since 1996. Previously, Mr. Niethold served as Executive Director, Finance from 2000 to 2003 and Director, Financial Planning from 1994 to 2000, for Greate Bay Hotel. Mr. Niethold received his Bachelors degree from Northeastern University and his MBA from Temple University.

               The Board of Directors has determined that Harold First qualifies as an "audit committee financial expert" as defined in ITEM 401(h) of Regulation S-K of the Exchange Act, and that Mr. First is independent of management as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

               There are no arrangements or understandings pursuant to which any person has been elected as a director of GB Holdings. Directors are elected annually by the stockholders and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. Executive officers are elected by the Board of Directors and hold office until their respective successors are elected and qualified. No family relationships exist between any of GB Holdings' directors or executive officers.

  EXECUTIVE COMPENSATION OF ATLANTIC HOLDINGS, GB HOLDINGS AND ITS SUBSIDIARIES

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

               Neither GB Holdings nor GB Property pays any compensation to any employee, executive officer or director. Greate Bay Hotel pays the compensation of the independent directors (see "EXECUTIVE COMPENSATION OF ATLANTIC HOLDINGS, GB HOLDINGS AND ITS SUBSIDIARIES--Compensation Of Directors" as set forth on page 105). The following table provides certain summary information concerning compensation paid or accrued by Greate Bay Hotel's, to or on behalf of (i) Greate Bay Hotel's Chief Executive Officer; (ii) each of the other executive officers of Greate Bay Hotel determined as of the end of the last fiscal year; and (iii) additional individuals who would have qualified as among the executive officers of Greate Bay Hotel but for the fact that the individual was not serving as an executive officer at the end of the last year (hereafter referred to as the named executive officers), for the years ended December 31, 2003, 2002 and 2001. It is anticipated that ACE Gaming will pay comparable compensation to such officers and directors such that the overall compensation paid to such officers and directors remains constant.

                                                                       Annual Compensation
                                                                   ----------------------------
                                                                                                  Other Annual       All Other
Name and Principal Position                                Year        Salary          Bonus      Compensation    Compensation (1)
--------------------------------------------------------  -------  ---------------   ----------  --------------- -------------------

Richard P. Brown ......................................     2003    $     106,252     $     --    $          --     $            --
   Chief Executive Officer                                  2002               --           --               --                  --
                                                            2001               --           --               --                  --

Timothy A. Ebling......................................     2003          278,106           --            7,700               4,534
   Executive Vice President,                                2002          250,000           --            8,400               4,500
   Chief Financial Officer,                                 2001          250,000           --            8,400               4,250
   Principal Accounting Officer

Thomas Davis...........................................     2003          247,067           --               --                  --
   President                                                2002               --           --               --                  --
                                                            2001               --           --               --                  --

William Cooney (2).....................................     2003          159,374        2,000               --               2,721
   Senior Vice President                                    2002          180,654(4)        --               --                  --
   Customer Development                                     2001          210,000           --               --               4,463

Carmen Hirst (3).......................................     2003          143,402        6,000               --                  --
   Vice President Information                               2002           74,996           --               --                  --
   Technology, CIO                                          2001               --           --               --                  --

--------------
(1) Includes matching contributions by Greate Bay Hotel to The Sands Retirement Savings Plan on behalf of the named executive officer.

(2) William Cooney has served Greate Bay Hotel as Senior Vice President, Customer Development since February 2003. Prior to that, Mr. Cooney was Vice President, Player Development at Tropicana Casino from May 2002 until February 2003. Mr. Cooney had previously served Greate Bay Hotel as Executive Vice President, Marketing Operations from February 2001 until May 2002 and Vice President, Marketing from March 2000 until February 2001 and Vice President, Player Development from September 1999 until March 2000. Prior to that, Mr. Cooney served as Executive Director of Player Development.

(3) Carmen Hirst has served Greate Bay Hotel as Vice President/CIO since April 2003 and served as Executive Assistant to the President/CIO from August 2002 until April 2003 and Executive Assistant to the President beginning in June 2002. Prior to that, Ms. Hirst served as Executive Director of Information Technology at Resorts Casino from December 2001 until May 2002 and Director of Information Services at Showboat Casino from May 1991 until December 2001.

(4)    Includes severance compensation.

OPTION GRANTS IN LAST FISCAL YEAR

               GB Holdings does not have a stock option plan.

EMPLOYMENT CONTRACTS

               Timothy A. Ebling, formerly Executive Vice President, Chief Financial Officer and Principal Accounting Officer of Greate Bay Hotel, and appointed Interim Chief Operating Officer beginning January 2002 and ending March 18, 2002 and as President from October 2002 until January 10, 2003, was under an employment agreement, amended as of March 11, 1998, through November 30, 2003. The terms of the agreement provided for an annual base salary of $190,000, subject to annual increases on each anniversary date of the agreement equal to no less than the change in the Consumer Price Index, as defined, and no more than five percent. In October 2000, Mr. Ebling's base salary was increased to $250,000. Mr. Ebling's contract was not renewed and he left the Parent Company as of November 30, 2003. Mr. Ebling received a payment of $265,338 and provided GB Holdings a general release.

               Frederick H. Kraus, Executive Vice President, General Counsel and Secretary of Greate Bay Hotel, was under an employment agreement, amended as of March 11, 1998, in such capacities continuing through December 31, 2003. Mr. Kraus left the employ of the Parent Company as of March 26, 2003.

               The Parent Company currently has no individual employees under employment contracts.

EMPLOYEE RETIREMENT SAVINGS PLAN

               Greate Bay Hotel administers and participates in The Sands Retirement Plan, a qualified defined contribution plan for the benefit of all of Greate Bay Hotel's employees, who satisfy certain eligibility requirements.

               The Sands Retirement Plan is qualified under the requirements of
Section 401(k) of the Code allowing participating employees to benefit from the tax deferral opportunities provided therein. All employees of Greate Bay Hotel, who have completed one year of service, as defined, and who have attained the age of 21, are eligible to participate in the Savings Plan.

               The Sands Retirement Plan provides for a matching contribution by Greate Bay Hotel based upon certain criteria, including levels of participation by Greate Bay Hotel's employees. Greate Bay Hotel incurred matching contributions totaling $406,000, $575,000, and $700,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

COMPENSATION OF DIRECTORS

               Prior to September 29, 2000, independent directors of GB Holdings, GB Property and Greate Bay Hotel received an annual fee of $10,000 for service on the Boards of Directors and a fee of $500 for each meeting attended. Independent directors of the Board of Directors of GB Holdings are entitled to receive an annual fee of $22,500. The Board held 11 meetings either in person or by unanimous consent during the year ended December 31, 2002. All directors attended at least 75% of all meetings of the Board and committees thereof for which they were eligible to serve.

               The Board also has an Audit Committee. Prior to September 29, 2000, the external members of the Audit Committee received an annual fee of $5,000 for service on the committee and a fee of $500 for each meeting attended. As of September 29, 2000, compensation for members of the Audit Committee is included in the compensation described above.

               Members of the Special Committee received a one time cash payment of $35,000, on or about April 5, 2003, shortly after the formation of the Special Committee, as payment for their services as members of the Special Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               On October 3, 2000, GB Holdings established a Compensation Committee consisting of Messrs. Hirsch and Ashner.

               Mr. Icahn (including certain related entities) is actively involved in the gaming industry and currently owns 77.49% of the outstanding common stock of GB Holdings. Casinos owned or managed by Mr. Icahn may directly or indirectly compete with GB Holdings. In addition, the potential for conflicts of interest exists among Atlantic Holdings and Mr. Icahn for future business opportunities. Mr. Icahn may pursue other business opportunities and there is no agreement requiring that such additional business opportunities be presented to Atlantic Holdings.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ATLANTIC
                            HOLDINGS AND GB HOLDINGS

ATLANTIC HOLDINGS

               The following table sets forth as of March 15, 2004, certain information regarding the beneficial ownership of shares of Atlantic Holdings Common Stock by each director and executive officer of Atlantic Holdings, each person known to Atlantic Holdings to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder. A person is deemed to beneficially own a security if such person has or shares the power to vote or dispose of the security or has the right to acquire it within 60 days.

                               Prior to Transaction    Subsequent to Transaction (1)
                              -----------------------  -------------------------------
Name                           Number of                  Number of
                                Shares      Percent        Shares          Percent
--------                      ------------  ---------  ---------------- --------------
Carl C. Icahn (2)..........            --         --         2,130,975          77.49%
Martin Hirsch..............            --         --                --             --
John P. Saldarelli.........            --         --                --             --
Michael L. Ashner..........            --         --                --             --
Harold First...............            --         --                --             --
Auguste E. Rimpel, Jr......            --         --                --             --
Douglas S. Niethold........            --         --                --             --
Richard P. Brown...........            --         --                --             --
Thomas Davis...............            --         --                --             --
All Directors and Officers.            --         --         2,130,975          77.49%

--------------
(1)     Assuming that 100% of the Existing Notes are exchanged for New Notes.

(2) It is anticipated that Carl C. Icahn, Cyprus, Barberry Corp. ("Barberry"), Starfire Holding Corporation ("Starfire"), American Real Estate Holdings Limited Partnership ("AREH"), American Real Estate Partners, L.P. ("AREP"), American Property Investors, Inc. ("API") and Beckton Corp. ("Beckton") will acquire beneficial ownership of a majority of the Atlantic Holdings Common Stock outstanding after consummation of the Transaction. Mr. Icahn owns 100% of Barberry, Starfire and Beckton. Barberry is the managing member of Cyprus. Mr. Icahn is (i) the sole director and the Chairman of the Board, President and Secretary of Barberry; (ii) the sole director, Chairman of the Board and President of Starfire; and (iii) the sole director, Chairman of the Board, President and Secretary of Beckton. API is the general partner of both AREH and AREP, and AREP is a limited partner of AREH owning a 99% limited partnership interest therein. API is 100% owned by Beckton. As a result of Mr. Icahn's ownership of and position(s) with Barberry, Starfire and

        Beckton, Mr. Icahn is in a position to directly and indirectly determine the investment and voting decisions made by the entities named above.

GB HOLDINGS

               The following table sets forth as of March 15, 2004, certain information regarding the beneficial ownership of shares of common stock of GB Holdings by each director and executive officer of GB Holdings, each person known to GB Holdings to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder. A person is deemed to beneficially own a security if such person has or shares the power to vote or dispose of the security or has the right to acquire it within 60 days.



                                                       Prior to and
                                                    Subsequent to the
                                                       Transaction
                                                 -------------------------
                                                   Number of
                                                    Shares       Percent
                                                 --------------  ---------
HMC Investors, L.L.C. (1).....................         795,771        8.0%
c/o International Fund Services
3rd Floor, Bishops Square
Redmonds Hill
Dublin, Ireland


Carl C. Icahn (2).............................       7,748,744      77.49%
Martin Hirsch.................................              --         --
John P. Saldarelli............................              --         --
Michael L. Ashner.............................              --         --
Harold First..................................              --         --
Auguste E. Rimpel, Jr.........................              --         --
Carmen Hirst..................................              --         --
Richard P. Brown..............................              --         --
Thomas Davis..................................              --         --
All Directors and Officers....................       7,748,744      77.49%


--------------
(1) Includes 772,696 shares held by Harbert Distressed Investment Master Fund Ltd. (the "Fund"). HMC Investors, L.L.C. is the managing member of the investment manager of the Fund. Phillip Falcone, portfolio manager of the Fund, and Raymond Harbert and Michael D. Luce, members of HMC Investors, L.L.C. may be deemed to share beneficial ownership of the shares of common stock of GB Holdings held by HMC Investors, L.L.C. Information concerning HMC Investors, L.L.C. and its affiliates is based upon a Schedule 13G filed with the SEC on February 4, 2004.


(2) As of July 14, 2003, Cyprus directly beneficially owned 4,121,033 shares of common stock of GB Holdings and American Real Estate Holdings Limited Partnership, a limited partnership affiliated with Mr. Icahn, directly beneficially owned 3,627,711 shares of common stock of GB Holdings. Mr. Icahn owns 100% of Barberry Corp. ("Barberry"), Starfire Holding Corporation ("Starfire") and Beckton Corp. ("Beckton"). Barberry is the managing member of Cyprus. Mr. Icahn is (i) the sole director and the Chairman of the Board, President and Secretary of Barberry; (ii) the sole director, Chairman of the Board and President of Starfire; and
        (iii) the sole director, Chairman of the Board, President and Secretary of Beckton. American Property Investors, Inc. ("API") is the general partner of both American Real Estate Holdings Limited Partnership ("AREH") and American Real Estate Partners, L.P. ("AREP"), and AREP is a limited partner of AREH owning a 99% limited partnership interest therein. API is 100% owned by Beckton. As a result of Mr. Icahn's ownership of and position(s) with Barberry, Starfire and Beckton, Mr. Icahn is in a position to directly and indirectly determine the investment and voting decisions made by the entities named above.



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

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


               Prior to the effectiveness of the Modified Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River Limited Partnership and its affiliates (the "Plan"), neither Mr. Icahn nor any of his affiliates owned equity securities of GB Holdings or its predecessors. At the time of the effectiveness of the Plan, Cyprus LLC and Larch LLC were entities indirectly owned and affiliated with Mr. Icahn. Each of Cyprus and Larch held $31,416,500 principal amount of the Old Notes which, under the Plan, were canceled, and on or about November 1, 2000, each of Cyprus and Larch received in respect thereof $18,935,337 principal amount of Existing Notes and 925,280.50 shares of common stock of GB Holdings. In addition, and pursuant to the Plan (effective September 29, 2000), Cyprus purchased 4,625,000 shares of common stock of GB Holdings for $65 million. The consideration for the purchase of the shares was described in a bankruptcy court approved joint plan of reorganization of GB Holdings, which was filed with the SEC on November 29, 2000 as Exhibit 99.2 to GB Holding's Current Report on Form 8-K. See "DESCRIPTION OF THE BUSINESS OF GB HOLDINGS AND ITS SUBSIDIARIES--General" as set forth on page 99.

               Greate Bay Hotel's rights to the trade name "The Sands" (the "Trade Name") were derived from a license agreement between Greate Bay Casino Corporation and an unaffiliated third party. Amounts payable by Greate Bay Hotel for these rights, being 3% of the Gross Room Charges, as defined, at the hotel were equal to the amounts paid to the unaffiliated third party. On September 29, 2000, High River Limited Partnership assigned to Greate Bay Hotel the rights under a certain agreement with the owner of the Trade Name to use the Trade Name as of September 29, 2000 through May 19, 2086, subject to paying sums equal to 3% of the Gross Room Charges, as defined, at the hotel to the owner of the Trade Name and also subject to termination rights for a fee after a certain minimum term. High River is an entity controlled by Carl C. Icahn. High River received no payments for its assignment of these rights. Payment is made directly to the owner of the Trade Name. For the three months ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001 such charges amounted to $53,000, $263,000, $272,000 and $268,000, respectively.


               On October 12, 2001, as a result of, and pursuant to the terms of, a consent solicitation, dated September 20, 2001 to holders of the Existing Notes, holders that consented were paid $17.50 for each $1,000 of principal amount of notes held, thus affiliates of Mr. Icahn were paid $1,118,670 because they consented to certain amendments to the Indenture, dated as of September 29, 2000, among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank Minnesota, National Association, as Trustee.

               The Stratosphere Casino Hotel & Tower (the "Stratosphere"), an entity affiliated with Carl C. Icahn, allocates a portion of certain executive salaries, including the salary of Richard P. Brown, as well as other charges for tax preparation, legal fees, travel and entertainment to Greate Bay Hotel. Payments for such charges incurred from the Stratosphere for the year ended December 31, 2003 amounted to $191,000, including $106,000 for Mr. Brown's salary. There were no similar charges for the year ended December 31, 2002.


               On February 28, 2003, Greate Bay Hotel entered into a two year agreement with XO New Jersey, Inc., an entity affiliated with Carl C. Icahn. The agreement, pursuant to which XO provides long-distance telephone service to GB Holdings and its subsidiaries, can be extended beyond the minimum two year term on a month-to-month basis. Payments for such charges incurred for the three months ended March 31, 2004 and the year ended December 31, 2003 amounted to $41,000 and $127,000, respectively.


               At the request of GB Holdings, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, provided a commitment letter to GB Holdings, dated January 30, 2004, under which Ealing has agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter the revolving credit will expire on June 30, 2005, and borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries (including Atlantic Holdings) which will be senior to the liens securing the Existing Notes. Upon the consummation of the Transaction the obligation will be assumed by Atlantic Holdings and the lien will be senior to the New Notes. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of definitive loan and security agreements and related documents and certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, GB Holdings will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether GB Holdings will need to borrow funds for working capital. Ealing and GB Holdings have agreed to extend the commitment until July 1, 2004.

               During the years ended December 31, 2003 and 2002, Greate Bay Hotel borrowed $15.4 million and $6.5 million, respectively, from GB Holdings. This borrowing is eliminated in the consolidation of, and has no impact on, the accompanying consolidated financial statements.

                  MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

GENERAL

               The following is a discussion of the material U.S. federal income tax consequences to holders of outstanding common stock of GB Holdings resulting from the Transaction. Under the Transaction, holders of outstanding common stock of GB Holdings will receive the distribution of the Atlantic Holdings Securities consisting of either Atlantic Holdings Common Stock or Warrants. The discussion assumes that any holder of outstanding common stock of GB Holdings or Atlantic Holdings Common Stock or any holder of the Warrants holds such stock or warrants as capital assets for U.S. federal income tax purposes. The discussion is based on the Code, Treasury Regulations promulgated under the Code, and administrative and judicial decisions interpreting the Code and the Treasury Regulations. This section does not apply to a shareholder or holder of warrants who is a member of a class of shareholders subject to special rules, such as:

               -       a dealer in securities or currencies;


               - a person related, for U.S. federal income tax purposes, to GB Holdings or its subsidiaries;

               -       a controlling shareholder(s);

               - a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings;


               - a bank, an insurance company or other financial institution;

               -       a tax-exempt organization;

               - a person that acquired its outstanding common stock of GB Holdings through the exercise of options or otherwise as compensation;

               - a person that has entered into a constructive sale of its outstanding common stock of GB Holdings under the Code;

               - a person that owns GB Holdings common stock, Atlantic Holdings Common Stock or the Warrants as part of a straddle, conversion or other risk reduction transaction for U.S. federal income tax purposes; or

               - a U.S. shareholder (as defined below) whose functional currency for U.S. income tax purposes is not the U.S. dollar.

               The discussion below does not address all of the tax consequences that may be relevant to you. In particular, it does not address:

               - the U.S. federal estate, gift or alternative minimum tax consequences of the Transaction and the receiving, owning and disposing of the Atlantic Holdings Common Stock or the receiving, owning, disposing and exchanging for the Atlantic Holdings Common Stock of the Warrants; or

               - state, local or foreign tax consequences of the Transaction and the receiving, owning and disposing of the Atlantic Holdings Common Stock or the receiving, owning, disposing and exchanging for the Atlantic Holdings Common Stock of the Warrants.

               Atlantic Holdings has not sought, and will not seek, a ruling from the Internal Revenue Service ("IRS") with respect to any of the U.S. federal income tax consequences discussed below. No assurance can be given that the IRS will not take positions contrary to the U.S. federal income tax consequences discussed below. As a result, no assurance can be given that the IRS will agree with the tax characterizations and tax consequences described below.

               BECAUSE INDIVIDUAL CIRCUMSTANCES MAY VARY, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR U.S. FEDERAL INCOME TAX CONSEQUENCES AND OTHER TAX CONSEQUENCES OF THE OFFER, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, ANY STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY CHANGES IN SUCH LAWS.

GB HOLDINGS

               Possible Cancellation of Indebtedness Income ("COD Income")


               GB Holdings anticipates that the Exchange Offer will not result in the GB Holdings consolidated group recognizing any taxable income for U.S. federal income tax purposes because GB Holdings believes that none of the Existing Notes, the Existing Notes, as amended, or the New Notes will be Publicly Traded. However, this conclusion is not free from doubt and it is possible that the Exchange Offer will result in the Parent consolidated group recognizing COD Income. Such COD Income could be offset with the GB Holdings consolidated group's NOLs. However, the NOLs so utilized would be unavailable as an offset against the GB Holdings consolidated group's future income. Furthermore, to the extent that such COD Income, if any, exceeds the NOLs, or to the extent that the NOLs are unable to be used to offset COD Income, such COD Income would produce a current tax liability for GB Holdings. It should also be noted that US GAAP requires that the Selected Unaudited Pro Forma Condensed Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in this proxy statement/prospectus assume that the Exchange Offer will result in the GB Holdings consolidated group recognizing COD Income for federal income tax purposes, producing a tax liability. There would not be any such liability if there is no recognition of COD Income. Such assumption and estimate is required under US GAAP because GB Holding's belief that there should be no COD Income incurred is based upon events which will occur after the Exchange Offer is completed and under US GAAP, such a determination cannot be made where post transaction events will affect the results. Although no assurances can be given, GB Holdings does not believe that COD Income will result because GB Holdings does not believe that an active trading market in the Existing Notes will exist either during any of the thirty
(30) days prior to the Exchange Offer or after the Exchange Offer is completed, and unless such an active trading market develops, a tax liability related to COD income will not be incurred.


               Any COD Income would be equal to the sum of (a) the excess of (i) the face value of the Existing Notes exchanged over both (ii) the Issue Price (as defined below) of the New Notes and the Cash Payment and (b) the excess of
(i) the face value of the Existing Notes deemed exchanged over (ii) the Issue Price of the Existing Notes, as amended.


               The determination of the Issue Price of the New Notes or the Existing Notes, as amended, depends on whether any of the Notes are Publicly Traded (as defined below). A debt instrument is considered to be Publicly Traded if it (1) is listed on a national or international securities exchange; (2) appears on a "quotation medium," defined as a system of general circulation that provides a reasonable basis to determine the fair market value; or (3) has certain attributes not relevant here. Therefore, the Existing Notes, the Existing Notes, as amended, and the New Notes should not be considered Publicly Traded, provided that the Existing Notes are de-listed more than thirty (30) days prior to the Exchange Offer and that none of the Existing Notes, the Existing Notes, as amended, or the New Notes are either listed on a national securities exchange or appear on a quotation medium. The Issue Price of a new non-Publicly Traded debt instrument exchanged, or deemed to be exchanged, for an existing non-Publicly Traded debt instrument equals either the face value of the new debt instrument or the Imputed Principal Amount of the new debt instrument, depending on whether the new debt instrument provides for "adequate stated interest," as defined in the Code. The Imputed Principal Amount of a debt instrument with a term of three to nine years equals the present value of all payments under the debt instrument using a discount rate equal to the lowest mid-term applicable federal rate for the three-month period ending on calendar month in which the exchange, or deemed exchange, occurs.

               The AMEX de-listed the Existing Notes effective April 19, 2004, which is more than thirty (30) days prior to the Exchange Offer and GB Holdings does not anticipate that either the Existing Notes, the Existing Notes, as amended, or the New Notes will appear on a quotation medium or otherwise be Publicly Traded. As GB Holdings anticipates that the New Notes will not provide for adequate stated interest, the Issue Price of the New Notes should equal their Imputed Principal Amount. As GB Holdings anticipates that the Existing Notes, as amended, will provide for adequate stated interest, the Issue Price of the Existing Notes, as amended, should equal their face value. If so, no COD Income should be recognized by the GB Holdings consolidated group. However, as the determination of whether the Existing Notes, the Existing Notes, as amended, or the New Notes are Publicly Traded will depend on facts, not within our control, in existence during a minimum of thirty (30) days before the Exchange Offer and a minimum of thirty (30) days after the Exchange Offer, our counsel, Katten Muchin Zavis Rosenman, cannot opine as to the Issue Price of either the New Notes or the Existing Notes, as amended, or as to whether the GB Holdings consolidated group will recognize COD Income as a result of the Exchange Offer.

               Either the New Notes or the Existing Notes, as amended, may appear on such a quotation medium or otherwise be Publicly Traded. The Issue Price of a new Publicly Traded debt instrument exchanged, or deemed to be exchanged, for an existing debt instrument equals the fair market value of the new debt instrument, measured at the time of the exchange. Therefore, if the New Notes are Publicly Traded, their Issue Price should be their fair market value at the time of the exchange and if the Existing Notes, as amended, are Publicly Traded, their Issue Price should be their fair market value at the time of the deemed exchange.


               It is also possible that, although neither the New Notes nor the Existing Notes, as amended, will be Publicly Traded, the Existing Notes will appear on such a quotation medium or otherwise be Publicly Traded. The Issue Price of a new non-Publicly Traded debt instrument exchanged, or deemed to be exchanged, for an existing Publicly Traded debt instrument equals the fair market value of the existing Publicly Traded debt instrument, measured at the time of the exchange. In such a situation, the Issue Price of both the New Notes and the Existing Notes, as amended, should be the fair market value of the Existing Notes at the time of the exchange.

               Possible Gain from the Distribution of Atlantic Holdings
               Securities

               The distribution of the Atlantic Holdings Securities should be a taxable event to GB Holdings. Although not anticipated, it is possible that the distribution of the Atlantic Holdings Securities will result in GB Holdings recognizing gain for U.S. federal income tax purposes. In the event that GB Holdings does recognize gain on the distribution of the Atlantic Holdings Securities, GB Holding's gain should equal the excess of the fair market value of the distribution of the Atlantic Holdings Securities over GB Holding's tax basis in the Atlantic Holdings Securities distributed, measured as of the date of the distribution. GB Holdings believes that its tax basis in the distribution of the Atlantic Holdings Securities will, for U.S. federal income tax purposes, exceed its fair market value so that GB Holdings should not recognize any gain on the distribution (under the Code, loss cannot be recognized). Should GB Holdings recognize any gain, such gain would be taxable income to GB Holdings for U.S. federal income tax purposes. GB Holdings may be able to offset some or all of such taxable income with the GB Holdings consolidated group's NOLs. Such an application of the NOLs would make the NOLs so utilized unavailable as an offset against the GB Holdings consolidated group's future income. Furthermore, to the extent that the gain exceeds the NOLs, or to the extent that the NOLs are unable to be used to offset GB Holding's gain, or if the GB Holdings consolidated group's NOLs have been fully applied to any COD Income, the gain would produce a current tax liability for GB Holdings.

               Alternative Minimum Tax

               GB Holdings may be subject to the alternative minimum tax ("AMT") for the year of the Transaction. In the event that GB Holdings is subject to the AMT, GB Holdings' ability to offset any of its possible COD Income or gain from the distribution of the Atlantic Holdings Securities will be limited as GB Holdings may only use its alternative tax net operating losses ("AMT NOLs") to offset 90% of its alternative minimum taxable income ("AMTI"). As such, even if for purposes of regular U.S. federal income taxation the GB Holdings consolidated group's NOLs are sufficient to offset more than 90% of the GB Holdings consolidated group's taxable income, if GB Holdings is subject to the AMT, GB Holdings would only be able to apply GB Holdings' AMT NOLs to 90% of GB Holdings' AMTI and would be potentially liable for the AMT on all of GB Holdings' AMTI not offset by the AMT NOLs.

U.S. SHAREHOLDERS

               You are a "U.S. shareholder" if you are a beneficial owner of GB Holdings common stock and you are, for U.S. federal income tax purposes:

               -    a citizen or resident of the United States;

               -    a domestic corporation;

               - an estate whose income is subject to U.S. federal income tax regardless of its sources;

               - a trust over whose administration a U.S. court can exercise primary supervision and all substantial decisions of which one or more U.S. persons are authorized to control; or

               - a trust that was in existence on August 20, 1996 and treated as a domestic trust on August 19, 1996 and made an election to continue to be treated as a domestic trust.

               This Section does not apply you if you are a "non-U.S. shareholder." You are a non-U.S. shareholder if you are a beneficial owner of GB Holdings common stock and you are, for U.S. federal income tax purposes, not a U.S. shareholder.

               If you are a non-U.S. shareholder, please see the section titled "Non-U.S. Shareholders" as set forth below.

               Taxation of the Distribution of Atlantic Holdings Securities

               If the distribution of the Atlantic Holdings Securities consists of the Warrants, such distribution should be (i) a taxable dividend to the extent of GB Holdings' current or accumulated earnings and profits, then (ii) a non-taxable return of basis to the extent of your tax basis in your GB Holdings common stock, and then (iii) taxable gain from the sale or exchange of your GB Holdings common stock, which should result in capital gain taxed at long-term capital gains rates assuming that you held your GB Holdings common stock for more than 12 months. GB Holdings currently has no current or accumulated earnings and profits. Although GB Holdings anticipates that the Transaction will not result in any taxable income or gain that would be included in GB Holdings' current earnings and profits, GB Holdings may have current earnings and profits at the end of the 2004 tax year. If so, the distribution should be taxable as a dividend, but only to the extent of such current earnings and profits, if any. However, there is a risk, as described above, that the Transaction will result in the GB Holdings consolidated group recognizing either taxable COD Income or gain. Such COD Income or gain would be included in GB Holdings' current earnings and profits and increase the amount of the distribution of the Warrants taxable as a dividend because such COD Income or gain would increase GB Holdings' current earnings and profits, if any, for the year in which the distribution of the Warrant is made. Your tax basis in the Warrants received in the distribution should equal the fair market value of such Warrants, measured as of the date of the distribution of the Warrants.

               In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. In such case, your tax basis in the Atlantic Holdings Common Stock received in the distribution should equal the fair market value of such Atlantic Holdings Common Stock, measured as of the date of the distribution of the Atlantic Holdings Common Stock. However, the IRS may take the position that no gain or loss may be recognized. If gain or loss is recognized, your tax basis in the Atlantic Holdings Common Stock distributed should be equal to your adjusted tax basis in the common stock of GB Holdings at the time of the distribution.

               If you receive the distribution of the Atlantic Holdings Securities, you should also receive an IRS Form 1099-DIV on which GB Holdings will list the amount, if any, of the distribution taxable to you as a dividend and the amount, if any, of the distribution treated as a "nontaxable distribution." The amount listed on the IRS Form 1099-DIV as a "nontaxable distribution," if any, will, for U.S. federal income tax purposes, first be treated as a non-taxable return of basis to the extent of your tax basis in your GB Holdings common stock, and then as taxable gain from the sale or exchange of your GB Holdings common stock, as described above. If you are a corporate shareholder of GB Holdings you may be able to use the dividends received deduction, as defined in the Code, to reduce the amount of your taxable dividend income from the distribution of the Warrants.

               Sale, Exchange, or Redemption

               Generally, the sale or exchange of the Atlantic Holdings Securities (other than the exercise of the Warrants for Atlantic Holdings Common Stock), or the redemption of the Atlantic Holdings Securities for cash should result in taxable gain or loss to you. For the tax treatment of the exercise of the Warrants for shares of

Atlantic Holdings Common Stock, see "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES--Exercise of the Warrants to acquire Atlantic Holdings Common Stock" as set forth below. The amount of gain or loss on a taxable sale, exchange or redemption will equal the difference between (i) the amount of cash plus the fair market value of any other property received by you and (ii) your adjusted tax basis in the Atlantic Holdings Securities. Your adjusted tax basis in the Atlantic Holdings Securities should equal the fair market value of the Atlantic Holdings Securities received, determined as of the date of the distribution of the Atlantic Holdings Securities by GB Holdings to you. Gain or loss recognized upon a sale, exchange or redemption of the Atlantic Holdings Securities generally should be treated as capital gain or loss, which will be long-term capital gain or loss if the Atlantic Holdings Securities are held for more than one year. The deductibility of net capital losses is subject to limitations.

EXERCISE OF THE WARRANTS TO ACQUIRE ATLANTIC HOLDINGS COMMON STOCK

               In the event that you receive the Warrants, the exercise of the Warrants to acquire Atlantic Holdings Common Stock should be a transaction in which no gain or loss is recognized by you. Your tax basis in the Atlantic Holdings Common Stock received upon an exchange of the Warrants for Atlantic Holdings Common Stock should equal your tax basis in the Warrants plus the price paid to exchange the Warrants for Atlantic Holdings Common Stock. The holding period for such Atlantic Holdings Common Stock received should commence on the date of the exchange.

NON-U.S. SHAREHOLDERS

               The following section discusses the U.S. federal income tax consequences of the Transaction and the receiving, owning and disposing of the Atlantic Holdings Common Stock or the receiving, owning, disposing and exchanging for Atlantic Holdings Common Stock of the Warrants if you are a non-U.S. shareholder (as defined above). This section does not apply to you if you are not a non-U.S. shareholder and such a person is referred to the section titled "U.S. Shareholders" above.

TAXATION OF THE DISTRIBUTION OF ATLANTIC HOLDINGS SECURITIES AND A SALE, EXCHANGE OR REDEMPTION OF ATLANTIC HOLDINGS SECURITIES

               You should be exempt from U.S. income or withholding tax on any portion of the distribution of the Atlantic Holdings Securities not taxable as a dividend, provided that: (i) the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S. and (ii) GB Holdings is not, and has not been, a U.S. real property holding corporation ("USRPHC"), as that term is defined in the Code. Although GB Holdings believes that it is a USRPHC, because it is regularly traded on an established securities market, such status should only affect foreign shareholders who own more than 5% of GB Holdings.

               If you own 5% or less of GB Holdings' common stock and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and you should not be subject to U.S. income or withholding tax on the amount of the distribution of the Warrants not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you should not be subject U.S. income or withholding tax on any of the distribution of the Atlantic Holdings Common Stock.

               If you own more than 5% of the common stock of GB Holdings and the distribution of the Atlantic Holdings Securities is not effectively connected with your conduct of a trade or business in the U.S., then, if the distribution is of the Warrants, you should be subject to 30% U.S. withholding tax to the extent that the distribution of the Warrants is taxable as a dividend, subject to reduction by applicable treaty, and U.S. net income tax to the extent that the distribution of the Warrants is not taxable as a dividend. However, as GB Holdings may not be able to determine, at the time of the distribution, the amount of the distribution of the Warrants taxable as a dividend, GB Holdings may collect the 30% U.S. withholding tax on the entire amount of the distribution, subject to reduction by applicable treaty. You should be able to receive a refund if and to the extent of any excess withholding. In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, then none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend and subject to 30% U.S. withholding tax. Instead, you may be subject to U.S. net income tax upon your receipt of the Atlantic Holdings Common Stock.

               If the distribution of the Atlantic Holdings Securities is effectively connected with your conduct of a trade or business in the U.S. and you provide the proper withholding certificate to GB Holdings, then if the distribution is of the Warrants, you should be subject to U.S. net income tax on the distribution of the Warrants (but not the 30% U.S. withholding tax). In the event that 100% of the Existing Notes are exchanged for the New Notes, pursuant to the Exchange Offer, the distribution will be of Atlantic Holdings Common Stock and would likely be effected in connection with the liquidation of GB Holdings. If so, you should still be subject to U.S. net income tax on the distribution of the Atlantic Holdings Common Stock. However, none of the distribution of the Atlantic Holdings Common Stock should be taxable to you as a dividend. Instead, you may recognize capital gain or loss equal to the difference between the fair market value of the Atlantic Holdings Common Stock distributed and your adjusted tax basis in your common stock of GB Holdings. The deductibility of net capital losses is subject to limitations. However, the IRS may take the position that no gain or loss may be recognized.

               Your exercise of the Warrants for Atlantic Holdings Common Stock will have the same tax consequences as described above under "--Exercise of the Warrants to acquire Atlantic Holdings Common Stock" above.

BACKUP WITHHOLDING AND INFORMATION REPORTING

               Proceeds from the Transaction and the receiving, owning and disposing of the Atlantic Holdings Common Stock or the receiving, owning, disposing and exercise of the Warrants for the Atlantic Holdings Common Stock may be subject to information reporting and U.S. federal backup withholding tax if the U.S. holder thereof fails to supply an accurate taxpayer identification number or otherwise fails to comply with applicable U.S. information or reporting certification requirements. Any amounts so withheld will be allowed as a credit against the shareholder's U.S. federal income tax liability and may entitle a holder to a refund, provided the required information is timely furnished to the IRS.

               The proper tax treatment of the GB Holdings shareholders is uncertain. Shareholders are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of the offer and an investment in the Atlantic Holdings common stock or warrants.


                                  LEGAL MATTERS

               Katten Muchin Zavis Rosenman, counsel to the Special Committee, Atlantic Holdings, GB Holdings and their subsidiaries in connection with the Transaction, will pass on the validity of the New Notes and the Atlantic Holdings Common Stock to be issued in connection with the Transaction, upon the payment or conversion of the New Notes, and the exercise of the Warrants.


                                     EXPERTS


               The consolidated financial statements and the related financial statement schedule of GB Holdings, Inc. as of December 31, 2003 and 2002 and for the years then ended, have been included herein in reliance upon the report of KPMG LLP, an independent registered public accounting firm, included herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2002, consolidated financial statements refers to the GB Holding's adoption of Emerging Issues Task force 01-09, "Accounting for consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)" as of January 1, 2002.

                              STOCKHOLDER PROPOSALS

               Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to GB Holdings or Atlantic Holdings in a timely manner.


               GB Holdings. GB Holdings has already held its 2003 annual meeting of stockholders. GB Holdings will hold an annual meeting in the year 2004 and stockholder proposals must be received by GB Holdings no later than July 15, 2004, and must otherwise comply with the requirements of Rule 14a-8, to be included in GB Holdings' proxy statement. If a stockholder who has notified GB Holdings of his, her or its intention to present a proposal at an annual meeting does not appear or send a qualified representative to present the proposal at the meeting, GB Holdings need not present the proposal for a vote at the meeting. All notices of proposals by stockholders, whether or not to be included in GB Holdings' proxy materials, should be sent to the attention of the Secretary, GB Holdings, Inc. c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401.


               Atlantic Holdings. If the Transaction is completed, Atlantic Holdings will hold its first annual meeting of stockholders on November 17, 2004. Stockholders' proposals must be received by Atlantic Holdings no later than July 15, 2004, and must otherwise comply with the requirements of Rule 14a-8. If a stockholder who has notified Atlantic Holdings of his, her or its intention to present a proposal at an annual meeting does not appear or send a qualified representative to present the proposal at the meeting, Atlantic Holdings need not present the proposal for a vote at the meeting. All notices of proposals by stockholders, whether or not to be included in Atlantic Holdings' proxy materials, should be sent to the attention of Atlantic Holdings' Secretary, Atlantic Coast Entertainment Holdings, Inc., c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401.




                       WHERE YOU CAN FIND MORE INFORMATION

               Requests for documents relating to GB Holdings, Inc. c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401.
Attention: Public Relations, telephone: 609-441-4000.

               GB Holdings files, and after the Transaction Atlantic Holdings will file, reports, proxy statements and other information with the SEC. Copies of GB Holdings' reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at:

                                 Judiciary Plaza
                                    Room 1024
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

               Reports, proxy statements and other information concerning GB Holdings may be inspected at: The American Stock Exchange, 86 Trinity Place, New York, NY 10006, 212-306-1000.

               Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at l-800-SEC-0330. The SEC maintains a Web site that contains reports, proxy statements and other information regarding GB Holdings and, after completion of the Transaction, Atlantic Holdings. The address of the SEC's Web site is http://www.sec.gov.

               Atlantic Holdings filed a registration statement on Form S-4 under the Securities Act with the SEC with respect to the offer and issuance of shares of Atlantic Holdings Common Stock, Warrants, and Atlantic Holdings Common Stock issuable upon exercise of the Warrants in connection with the Transaction. This document constitutes our proxy statement/prospectus filed as part of that registration statement. This document does not contain all of the information set forth in the registration statement because parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying as described above.


               If you have any questions about the Transaction, please call Susan O'Connell, GB Holdings Public Relations at (609) 441-4000.

               This document does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this document, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Neither the delivery of this document nor any distribution of securities pursuant to this document shall, under any circumstances, create any implication that there has been no change in the information set forth in this document or in GB Holdings' or Atlantic Holdings' affairs since the date of this document. The information contained in this document with respect to GB Holdings was provided by GB Holdings.



                INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

               The SEC encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This information may be made directly in this document referring to GB Holdings or Atlantic Holdings. This information may include statements regarding the period following completion of the Transaction.


               This document contains forward-looking information based on current projections about operations, industry, financial condition and liquidity. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, the Transaction or the business of GB Holdings or Atlantic Holdings, identify forward-looking information. You should note that the discussion of GB Holdings' board of directors' reasons for the Transaction and the description of its financial advisor's fairness opinion contains forward-looking information that describe beliefs, assumptions and estimates as of the indicated dates and those forward-looking expectations may have changed as of the date of this document. In addition, any information that refer to expectations, projections or other characterizations or future events or circumstances, including any underlying assumptions, is forward-looking information. That information is not a guarantee and is subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from this forward-looking information.


               All forward-looking information reflect management's present expectations of future events and is subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking information. In addition to the risks related to the businesses of GB Holdings, the uncertainty concerning the completion of the Transaction and the matters discussed under "RISK FACTORS," among others, could cause actual results to differ materially from those described in the forward-looking information. These factors include: relative value of Atlantic Holdings Common Stock, the Warrants, the New Notes, the Existing Notes, and common stock of GB Holdings, the market's difficulty in valuing the business of GB Holdings or Atlantic Holdings, the failure to realize the anticipated benefits of the Transaction and conflicts of interest of directors recommending the Transaction. You are cautioned not to place undue reliance on the forward-looking information, which speak only of the date of this document. Neither Atlantic Holdings nor GB Holdings is under any obligation, except as required by law, to update or alter any forward-looking information, whether as a result of new information, future events or otherwise. Atlantic Holdings and GB Holdings each expressly disclaim, to the maximum extent permitted by law, any obligation to update or alter any forward-looking information.

               All subsequent forward-looking information attributable to Atlantic Holdings or GB Holdings or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                                                               PAGE
GB HOLDINGS, INC. AND SUBSIDIARIES
   Report of Independent Registered Public Accounting Firm.................................................................     F-1

   Report of Independent Public Accountants................................................................................     F-2
   Consolidated Balance Sheets of GB Holdings, Inc. and Subsidiaries as of December 31, 2003 and 2002.......................    F-3

   Consolidated Statements of Operations of GB Holdings, Inc. and Subsidiaries for the Years Ended December 31, 2003, 2002
     and 2001...............................................................................................................    F-5

   Consolidated Statement of Changes in Shareholder's Equity (Deficit) of GB Holdings, Inc. and Subsidiaries for the Years
     Ended December 31, 2003, 2002 and 2001.................................................................................    F-6

   Consolidated Statements of Cash Flows of GB Holdings, Inc. and Subsidiaries for the Years Ended December 31, 2003, 2002
     and 2001...............................................................................................................    F-7

   Notes to Consolidated Financial Statements of GB Holdings, Inc. and Subsidiaries.........................................    F-8

   Schedule II, Valuation and Qualifying Accounts of GB Holdings, Inc. and Subsidiaries for the Years Ended December 31,
     2003, 2002 and 2001....................................................................................................    F-22

   Unaudited Consolidated Balance Sheets of GB Holdings, Inc. and Subsidiaries as of March 31, 2004 and December 31, 2003...    F-23
   Unaudited Consolidated Statements of Operations of GB Holdings, Inc. and Subsidiaries as of the three months ended March
   31, 2004 and March 31, 2003..............................................................................................    F-25
   Unaudited Consolidated Statements of Cash Flows of GB Holdings, Inc. and Subsidiaries as of the three months ended March
   31, 2004 and March 31, 2003..............................................................................................    F-26

   Notes to Unaudited Consolidated Financial Statements of GB Holdings, Inc. and Subsidiaries...............................    F-27

ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY

   Report of Independent Registered Public Accounting Firm..................................................................    F-29

   Consolidated Balance Sheet of Atlantic Coast Entertainment Holdings, Inc. as of December 31, 2003........................    F-30

   Unaudited Consolidated Balance Sheets of Atlantic Coast Entertainment Holdings, Inc. as of March 31, 2004................    F-32

GB HOLDINGS, INC. AND SUBSIDIARIES

   GB Holdings, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements.......................    P-1

ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY

   Atlantic Coast Entertainment Holdings, Inc. Pro Forma Condensed Consolidated Financial Statements........................    P-15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of GB Holdings, Inc.:

We have audited the accompanying consolidated balance sheets of GB Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2003. In connection with our audits of the 2003 and 2002 consolidated financial statements, we also have audited the 2003 and 2002 consolidated financial statement schedule as listed in the accompanying index. These consolidated financial statements and financial statement schedule are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial statement schedule based on our audits. The 2001 consolidated financial statements of GB Holdings, Inc. and subsidiaries as listed in the accompanying index were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those consolidated financial statements, before the revision related to the adoption of Emerging Issues Task Force 01-09 "Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)" ("EITF 01-09"), described in Note 2 to the consolidated financial statements, in their report dated March 8, 2002.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.


In our opinion, the 2003 and 2002 consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of GB Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related 2003 and 2002 consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, the company adopted EITF 01-09, as of January 1, 2002.

As discussed above, the 2001 consolidated financial statements of GB Holdings, Inc. and subsidiaries as listed in the accompanying index were audited by other auditors who have ceased operations. As described in Note 2, these consolidated financial statements have been revised to include application of EITF 01-09, which was adopted by the company as of January 1, 2002. We audited the reclassifications described in Note 2 that were applied to revise the 2001 consolidated statement of operations. In our opinion, such reclassifications and disclosures required by EITF 01-09 for 2001 as discussed in Note 2 are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of GB Holdings, Inc. and subsidiaries other than with respect to such disclosures and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.


/s/ KPMG LLP

Short Hills, New Jersey

February 27, 2004

INFORMATION REGARDING PREDECESSOR INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

THE FOLLOWING REPORT IS A COPY OF A PREVIOUSLY ISSUED REPORT BY ARTHUR ANDERSEN LLP ("ANDERSEN"). THE REPORT HAS NOT BEEN REISSUED BY ANDERSEN NOR HAS ANDERSEN CONSENTED TO ITS INCLUSION IN THIS ANNUAL REPORT ON FORM 10-K. THE ANDERSEN REPORT REFERS TO THE CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2001 and 2000 AND THE CONSOLIDATED STATEMENTS OF INCOME, SHAREHOLDERS' EQUITY/DEFICIT AND CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (PRE-REORGANIZATION) WHICH ARE NO LONGER INCLUDED IN THE ACCOMPANYING FINANCIAL STATEMENTS.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

To the Shareholders of GB Holdings, Inc.:

We have audited the accompanying consolidated balance sheets of GB Holdings, Inc. and subsidiaries (the Company, a Delaware corporation) as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the period ended December 31, 2001 (post-reorganization), the periods from October 1, 2000 through December 31, 2000 (post-reorganization), January 1, 2000 through September 30, 2000 (pre-reorganization) and the period ended December 31, 1999 (pre-reorganization). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GB Holdings, Inc. and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the period ended December 31, 2001 (post-reorganization), the periods from October 1, 2000 through December 31, 2000 (post-reorganization), January 1, 2000 through September 30, 2000 (pre-reorganization), and the period ended December 31, 1999 (pre-reorganization) in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 8, 2002

                       GB HOLDINGS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                                2003             2002
                                                                                            -------------    -------------
ASSETS
Current Assets:
   Cash and cash equivalents ............................................................   $  33,454,000    $  50,645,000
   Accounts receivable, net of allowances of $5,918,000 and $11,301,000, respectively ...       5,247,000        4,976,000
   Inventories ..........................................................................       2,222,000        1,857,000
   Income tax deposits ..................................................................       1,365,000        1,359,000
   Prepaid expenses and other current assets ............................................       3,343,000        3,622,000
                                                                                            -------------    -------------
     Total current assets ...............................................................      45,631,000       62,459,000
                                                                                            -------------    -------------
Property and Equipment:
   Land .................................................................................      54,344,000       54,344,000
   Buildings and improvements ...........................................................      88,249,000       87,102,000
   Equipment ............................................................................      64,722,000       50,659,000
   Construction in progress .............................................................       2,111,000        3,612,000
                                                                                            -------------    -------------
                                                                                              209,426,000      195,717,000
   Less - accumulated depreciation and amortization .....................................     (40,013,000)     (26,095,000)
                                                                                            -------------    -------------
   Property and equipment, net ..........................................................     169,413,000      169,622,000
                                                                                            -------------    -------------
Other Assets:
   Obligatory investments, net of allowances of $11,340,000 and $10,028,000, respectively      10,705,000       10,069,000
   Other assets .........................................................................       1,814,000        2,562,000
                                                                                            -------------    -------------
     Total other assets .................................................................      12,519,000       12,631,000
                                                                                            -------------    -------------
                                                                                            $ 227,563,000    $ 244,712,000
                                                                                            =============    =============

                The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES


                           CONSOLIDATED BALANCE SHEETS

                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                          2003             2002
                                                                                      -------------    -------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Accounts payable ...............................................................   $   6,815,000    $   5,598,000
   Accrued liabilities -
     Salaries and wages ...........................................................       3,570,000        3,717,000
     Interest .....................................................................       3,092,000        3,092,000
     Gaming obligations ...........................................................       2,744,000        3,752,000
     Insurance ....................................................................       2,505,000        1,805,000
     Other ........................................................................       3,473,000        3,955,000
                                                                                      -------------    -------------
     Total current liabilities ....................................................      22,199,000       21,919,000
                                                                                      -------------    -------------
Long-Term Debt, net of current maturities .........................................     110,000,000      110,000,000
                                                                                      -------------    -------------
Other Noncurrent Liabilities ......................................................       3,729,000        3,445,000
                                                                                      -------------    -------------
Commitments and Contingencies
Shareholder's Equity:
   Preferred stock, $.01 par value per share; 5,000,000 shares authorized; 0 shares
     outstanding ..................................................................            --               --
   Common Stock, $.01 par value per share; 20,000,000 shares authorized;10,000,000
     shares issued and outstanding ................................................         100,000          100,000
   Additional paid-in capital .....................................................     124,900,000      124,900,000
   Accumulated deficit ............................................................     (33,365,000)     (15,652,000)
                                                                                      -------------    -------------
     Total shareholder's equity ...................................................      91,635,000      109,348,000
                                                                                      -------------    -------------
                                                                                      $ 227,563,000    $ 244,712,000
                                                                                      =============    =============

                The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       -----------------------------------------------
                                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                           2003             2002            2001
                                                                       -------------    -------------    -------------
Revenues:
   Casino ..........................................................   $ 183,036,000    $ 206,417,000    $ 232,369,000
   Rooms ...........................................................      10,983,000       11,140,000       11,570,000
   Food and beverage ...............................................      21,946,000       23,305,000       29,408,000
   Other ...........................................................       3,925,000        3,739,000        4,683,000
                                                                       -------------    -------------    -------------
                                                                         219,890,000      244,601,000      278,030,000
Less - promotional allowances ......................................     (49,632,000)     (51,128,000)     (62,281,000)
                                                                       -------------    -------------    -------------
   Net revenues ....................................................     170,258,000      193,473,000      215,749,000
                                                                       -------------    -------------    -------------
Expenses:
   Casino ..........................................................     131,117,000      143,189,000      168,676,000
   Rooms ...........................................................       2,354,000        2,985,000        3,391,000
   Food and beverage ...............................................       9,461,000       10,915,000        9,814,000
   Other ...........................................................       3,117,000        2,625,000        3,374,000
   General and administrative ......................................      11,582,000       12,799,000       11,512,000
   Depreciation and amortization, including provision for obligatory
     investments ...................................................      16,244,000       15,457,000       12,133,000
   Loss on impairment of fixed assets ..............................            --          1,282,000             --
   (Gain) loss on disposal of assets ...............................        (105,000)         185,000           20,000
                                                                       -------------    -------------    -------------
Total expenses .....................................................     173,770,000      189,437,000      208,920,000
                                                                       -------------    -------------    -------------
Income (loss) from operations ......................................      (3,512,200)       4,036,000        6,829,000
                                                                       -------------    -------------    -------------
Non-operating income (expense):
   Interest income .................................................         627,000        1,067,000        2,671,000
   Interest expense ................................................     (12,027,000)     (11,640,000)     (11,279,000)
   Debt restructuring costs ........................................      (1,843,000)            --               --
                                                                       -------------    -------------    -------------
   Total non-operating expense, net ................................     (13,243,000)     (10,573,000)      (8,608,000)
                                                                       -------------    -------------    -------------
Loss before income taxes ...........................................     (16,755,000)      (6,537,000)      (1,779,000)
   Income tax provision ............................................        (958,000)        (784,000)         (55,000)
                                                                       -------------    -------------    -------------
Net loss ...........................................................   $ (17,713,000)   $  (7,321,000)   $  (1,834,000)
                                                                       =============    =============    =============
Basic/diluted loss per common share ................................   $       (1.77)   $       (0.73)   $       (0.18)
                                                                       =============    =============    =============
Weighted average common shares outstanding .........................      10,000,000       10,000,000       10,000,000
                                                                       =============    =============    =============


                The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF CHANGES
                        IN SHAREHOLDER'S EQUITY (DEFICIT)
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                       COMMON STOCK      ADDITIONAL
                                                                          PAID-IN      ACCUMULATED
                                                   SHARES     AMOUNT      CAPITAL        DEFICIT       TOTAL
                                                -----------  --------- -------------- ------------- -------------
BALANCE, JANUARY 1, 2001......................  10,000,000   $100,000  $ 124,900,000  $ (6,497,000) $118,503,000
   Net Loss...................................          --         --             --    (1,834,000)   (1,834,000)
                                                ===========  ========= ============== ============= =============

BALANCE, SEPTEMBER 31, 2001...................  10,000,000   $100,000  $ 124,900,000  $ (8,331,000) $116,669,000
   Net Loss...................................          --         --             --    (7,321,000)   (7,321,000)
                                                ===========  ========= ============== ============= =============

BALANCE, DECEMBER 31, 2002....................  10,000,000   $100,000  $ 124,900,000  $(15,652,000) $109,348,000
   Net Loss...................................          --         --             --   (17,713,000)  (17,713,000)
                                                ===========  ========= ============== ============= =============

BALANCE, DECEMBER 31, 2003....................  10,000,000   $100,000  $ 124,900,000  $(33,365,000) $ 91,635,000
                                                ===========  ========= ============== ============= =============



                The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                         -------------------------------------------
                                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                           2003             2002            2001
                                                                        ------------    ------------    ------------
OPERATING ACTIVITIES:
   Net loss .........................................................   $(17,713,000)   $ (7,321,000)   $ (1,834,000)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
     Depreciation and amortization including provision for obligatory
        investments .................................................     16,244,000      15,457,000      12,133,000
     Loss on impairment of fixed assets .............................           --         1,282,000            --
     (Gain) Loss on disposal of assets ..............................       (105,000)        185,000          20,000
     Provision for doubtful accounts, net ...........................      1,040,000       1,586,000       4,991,000
     Deferred Income Tax benefit ....................................           --              --           292,000
     (Increase) decrease in income tax deposits .....................         (6,000)       (600,000)        400,000
     Decrease (increase) in accounts receivable .....................     (1,312,000)      2,349,000      (2,930,000)
     Decrease in accounts payable and accrued liabilities ...........       (684,000)     (3,124,000)     (5,605,000)
     Increase in other current assets ...............................        (92,000)       (426,000)        861,000
     Net change in other noncurrent assets and liabilities ..........        358,000         285,000      (2,580,000)
                                                                        ------------    ------------    ------------
        Net cash (used in) provided by operating activities .........   $ (2,270,000)   $  9,673,000    $  5,748,000
                                                                        ============    ============    ============
INVESTING ACTIVITIES:
   Purchase of property and equipment ...............................    (12,825,000)    (14,058,000)    (23,095,000)
   Proceeds from disposition of assets ..............................        110,000         320,000           4,000
   Proceeds from sale of obligatory investments .....................        130,000         208,000         114,000
   Purchase of obligatory investments ...............................     (2,336,000)     (2,496,000)     (2,838,000)
                                                                        ------------    ------------    ------------
   Net cash used in investing activities ............................    (14,921,000)    (16,026,000)    (25,815,000)
                                                                        ------------    ------------    ------------
FINANCING ACTIVITIES:
   Repayments of long-term debt .....................................           --          (371,000)       (467,000)
                                                                        ------------    ------------    ------------
   Net cash (used in) provided by financing activities ..............           --          (371,000)       (467,000)
                                                                        ------------    ------------    ------------
   Net (decrease) increase in cash and cash equivalents .............    (17,191,000)     (6,724,000)    (20,534,000)
   Cash and cash equivalents at beginning of period .................     50,645,000      57,369,000      77,903,000
                                                                        ------------    ------------    ------------
   Cash and cash equivalents at end of period .......................   $ 33,454,000    $ 50,645,000    $ 57,369,000
                                                                        ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION:
   Interest paid ....................................................   $ 12,100,000    $ 12,128,000    $ 12,156,000
                                                                        ============    ============    ============
   Interest capitalized .............................................   $    300,000    $    766,000    $  1,207,000
                                                                        ============    ============    ============
   Income taxes paid ................................................   $    899,000    $  1,764,000    $    205,000
                                                                        ============    ============    ============


           The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)  ORGANIZATION, BUSINESS AND BASIS OF PRESENTATION

     GB Holdings, Inc. ("Holdings") is a Delaware corporation and was a wholly owned subsidiary of Pratt Casino Corporation ("PCC") through December 31, 1998. PCC, a Delaware corporation, was incorporated in September 1993 and was wholly owned by PPI Corporation ("PPI"), a New Jersey corporation and a wholly owned subsidiary of Greate Bay Casino Corporation ("GBCC"). Effective after December 31, 1998, PCC transferred 21% of the stock ownership in Holdings to PBV, Inc. ("PBV"), a newly formed entity controlled by certain stockholders of GBCC. As a result of a certain confirmed plan of reorganization of PCC and others in October 1999, the remaining 79% stock interest of PCC in Holdings was transferred to Greate Bay Holdings, LLC ("GBLLC"), whose sole member as a result of the same reorganization was PPI. In February 1994, Holdings acquired Greate Bay Hotel and Casino, Inc. ("GBHC"), a New Jersey corporation, through a capital contribution by its then parent. GBHC's principal business activity is its ownership of The Sands Hotel and Casino located in Atlantic City, New Jersey (the "Sands"). GB Property Funding Corp. ("GB Property"), a Delaware corporation and a wholly owned subsidiary of Holdings, was incorporated in September 1993 as a special purpose subsidiary of Holdings for the purpose of borrowing funds for the benefit of GBHC. Atlantic Coast Entertainment Holdings, Inc. ("Atlantic Holdings") is a Delaware corporation and a wholly-owned subsidiary of GBHC. Atlantic Holdings was formed in November 2003 for the purpose of the contemplated exchange of $110 million 11% Notes due 2005 for $110 million 3% Notes due 2008 to be issued by Atlantic Holdings. ACE Gaming LLC, ("ACE Gaming"), a New Jersey limited liability company and a wholly-owned subsidiary of Atlantic Holdings was formed in November 2003. Atlantic Holdings and its subsidiary, ACE Gaming, had no operating activities in 2003. Holdings has no operating activities and its only source of income is interest on cash equivalent investments. Holdings only significant assets are its investment in GBHC and its cash and cash equivalents of $16.6 million and $31.8 million as of December 31, 2003 and 2002, respectively.

     On July 14, 2003, a Form 8-K was filed with the SEC reporting that a committee of the independent directors of the Company approved a proposed restructuring of the Existing Notes, together with various other corporate changes to be accomplished in connection with the proposed restructuring. In connection with the foregoing, on November 13, 2003, Atlantic Holdings filed with the SEC, a Registration Statement on Form S-4 (which contains a preliminary prospectus), under the Securities Act of 1933, as amended (the "Securities Act"), to transfer substantially all of the assets and liabilities of Holdings, GBHC, and GB Property, to Atlantic Holdings, in exchange for Atlantic Holdings issuance of 3% Notes due 2008 in exchange for the Existing Notes and the cancellation of such Notes) and the registration of certain securities to be issued to the stockholders of the Company; and, also on such date, Atlantic Holdings and ACE Gaming filed with the SEC, a Registration Statement on Form S-4 under the Securities Act, with respect to a consent solicitation and exchange offer with respect to the Existing Notes. Neither of such Registration Statements have been declared effective and each was amended by filing Amendment No. 1 to Form S-4/A on February 13, 2004. The Company and Atlantic Holdings also filed with the SEC a schedule 13e-3, under the Securities and Exchange Act of 1934, with respect to such transactions, which was also amended by the filing of a Schedule 13e-3/A on February 13, 2004.

     The accompanying consolidated financial statements include the accounts and operations of Holdings and its subsidiaries (Holdings, GBHC (and its subsidiaries, Atlantic Holdings and ACE Gaming), and GB Property, collectively, the "Company"). All significant intercompany balances and transactions have been eliminated. Throughout this document, references to Notes are referring to the Notes to Consolidated Financial Statements contained herein.

     The Sands is located in Atlantic City, New Jersey on approximately 6.1 acres of land one-half block from the Boardwalk at Brighton Park between Indiana Avenue and Dr. Martin Luther King, Jr. Boulevard. The Sands facility currently consists of a casino and simulcasting facility with approximately 78,000 square feet of gaming space containing approximately 2,202 slot machines and approximately 73 table games; a hotel with 637 rooms (including 57 suites); five restaurants; two cocktail lounges; two private lounges for invited guests; an 800-seat cabaret theater; retail space; an adjacent nine-story office building with approximately 77,000 square feet of office space for its executive, financial and administrative personnel; the "People Mover", an elevated, enclosed, one-way moving sidewalk connecting The Sands to the Boardwalk using air rights granted by an easement from the City of Atlantic City and a garage and surface parking for approximately 1,750 vehicles.

     On January 5, 1998, the Company filed petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). On August 14, 2000, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Modified Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River Limited Partnership and its affiliates (the "Plan") for the Company. High River Limited Partnership ("High River") is an entity controlled by Carl C. Icahn. On September 13, 2000, the New Jersey Casino Control Commission (the "Commission") approved the Plan. On September 29, 2000, the Plan became effective (the "Effective Date") (see Note 2). All material conditions precedent to the Plan becoming effective were satisfied on or before September 29, 2000. Accordingly, the accompanying consolidated financial statements have been prepared in accordance with Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"). In addition, as a result of the Confirmation Order and the occurrence of the Effective Date, and in accordance with SOP 90-7, the Company has adopted "fresh start reporting" in the preparation of the accompanying consolidated financial statements. The Company's emergence from Chapter 11 resulted in a new reporting entity with no retained earnings or accumulated deficit as of September 30, 2000.

     A significant amount of The Sands' revenues are derived from patrons living in northern New Jersey, southeastern Pennsylvania and metropolitan New York City. Competition in the Atlantic City gaming market is intense and management believes that this competition will continue or intensify in the future especially with the opening of a new casino during 2003 and the expected expansion of the market's rooms inventory at pre-existing competitors in 2004.

     On the Effective Date, GB Property's existing debt securities, consisting of its 10 7/8% First Mortgage Notes due January 15, 2004 (the "Old Notes") and all of Holdings' issued and outstanding shares of common stock owned by PBV and GBLLC (the "Old Common Stock"), were cancelled. As of the Effective Date, an aggregate of 10,000,000 shares of new common stock of Holdings (the "New Common Stock") were issued and outstanding, and $110,000,000 of 11% First Mortgage Notes due 2005 were issued by GB Property (the "Existing Notes"). Holders of the Old Notes received a distribution of their pro rata shares of (i) the Existing Notes and (ii) 5,375,000 shares of the New Common Stock (the "Stock Distribution"). In addition, $65,000,000 in cash was obtained from affiliates of the majority shareholder.

     Despite annual net losses and the 2003 negative net cash from operations, Management believes that cash reserves, expected net cash flow from 2004 operations and additional financing will be adequate to meet the 2004 funding requirements for operations, capital expenditures and refinancing debt. Based upon expected cash flow generated from operations management determined that it would be prudent for the Company to obtain a line of credit to provide additional cash availability, to meet the Company working capital needs, in the event that anticipated cash flow is less than expected or expenses exceed those anticipated. At the request of the Company, Ealing Corp., a Nevada Corporation and an affiliate of Mr. Icahn, agreed to provide a revolving credit facility, secured by a first lien on all of the assets of the Company, under which the Company may borrow up to an aggregate amount of $10 million for general working capital purposes. Ealing's obligation to provide the financing pursuant to the commitment letter is subject to the negotiation and execution of a definitive loan and security agreements and related documents as well as certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement is not consummated, the Company will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether the Company will need to borrow for working capital.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed in the preparation of the accompanying consolidated financial statements are discussed below. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the balance sheets, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASINO REVENUES, PROMOTIONAL ALLOWANCES AND DEPARTMENTAL EXPENSES -

     The Sands recognizes the net win from gaming activities (the difference between gaming wins and losses) as casino revenues. Casino revenues are net of accruals for anticipated payouts of progressive and certain other slot machine jackpots. Such anticipated jackpots and payouts are included in gaming liabilities on the accompanying consolidated balance sheets.

     In 2001, the Emerging Issues Task Force (the "EITF") reached a consensus on Issue No. 01-09: "Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)" ("EITF 01-09"). For a sales incentive offered voluntarily by a vendor to its patrons, EITF 01-09 requires the vendor to recognize the cost of the sales incentive at the later of the date at which the related revenue is recorded by the vendor, or the date at which the sales incentive is offered. Application of EITF 01-09 is required in annual or interim financial statements for periods beginning after December 15, 2002. EITF 01-09 requires, among other things, that cash or other consideration provided to customers as part of a transaction is presumed to be a reduction in revenue unless the vendor is able to establish both that it received or will receive a separate identifiable benefit and the fair value of the benefit can be reasonably estimated. The Company offers cash inducements to encourage visitation and play at the casino and, as the Company was unable to meet the criteria as discussed in EITF 01-09, these costs have been classified as promotional allowances on the accompanying consolidated statements of operations.

     With the adoption of EITF 01-09, the 2001 statement of operations has been reclassified to conform to the new presentation. This resulted in a $20.1 million increase in promotional allowance and a corresponding reduction in casino expense for the year-end December 31, 2001. Application of the requirements of EITF 01-09 did not have an impact on previously reported operating income or net loss and had no impact on the previously reported consolidated financial statements, which were adjusted to these standards at December 31, 2002 for the prior period ended December 31, 2001.

     The estimated value of rooms, food and beverage and other items that were provided to customers without charge has been included in revenues and a corresponding amount has been deducted as promotional allowances. The costs of such complimentaries have been included in casino expenses on the accompanying consolidated statements of operations. Costs of complimentaries allocated from the rooms, food and beverage and other operating departments to the casino department were as follows:

                                                                        Year Ended            Year Ended            Year Ended
                                                                     December 31, 2003     December 31, 2002     December 31, 2001
                                                                    --------------------  --------------------  --------------------
Rooms............................................................      $ 7,253,000           $ 8,194,000            $ 8,139,000
Food and Beverage................................................       18,270,000            19,846,000             26,409,000
Other............................................................        2,611,000             2,223,000              4,614,000
                                                                      -------------         -------------          -------------
                                                                       $28,134,000           $30,263,000            $39,162,000
                                                                      =============         =============          =============

CASH AND CASH EQUIVALENTS -

     Cash and cash equivalents are generally comprised of cash and investments with original maturities of three months or less, such as commercial paper, certificates of deposit and fixed repurchase agreements.

ALLOWANCE FOR DOUBTFUL ACCOUNTS -

     In its normal course of business The Sands incurs receivables arising from credit provided to casino customers, hotel customers and accrued interest receivable. The allowance for doubtful accounts adjusts these gross receivables to Management's estimate of their net realizable value. The provision for doubtful accounts charged to expense is determined by Management based on a periodic review of the receivable portfolio. This provision is based on estimates, and actual losses may vary from these estimates. The allowance for doubtful accounts is maintained at a level that Management considers adequate to provide for possible future losses. Provisions for doubtful accounts amounting to $1,040,000, $1,586,000 and $4,991,000 for the years ended December 31, 2003,
2002 and 2001, respectively, were recorded in Casino Expenses on the accompanying consolidated statements of operations.

INVENTORIES -

     Inventories are stated at the lower of cost (on a first-in, first-out basis) or market.

PROPERTY AND EQUIPMENT -

     As of the Effective Date, property and equipment were restated pursuant to SOP 90-7 (see Note 2) and are being depreciated utilizing the straight line method over their remaining estimated useful lives.

     Property and equipment purchased after the Effective Date have been recorded at cost and are being depreciated utilizing the straight-line method over their estimated useful lives as follows:

Buildings and improvements                                     25-40 years
Operating equipment                                              3-7 years

     Interest costs related to property and equipment acquisitions are capitalized during the acquisition period and are being amortized over the useful lives of the related assets.

DEFERRED FINANCING COSTS -

     The costs of issuing long-term debt, including all related underwriting, legal, directors and accounting fees, were capitalized and are being amortized over the term of the related debt issue. Deferred financing costs of $180,000 were incurred in connection with GB Property's offering of $110,000,000 11% Notes due 2005 (the "Existing Notes"). During 2002, additional costs associated with a Consent Solicitation by GB Property to modify the original indenture for the Existing Notes were capitalized and are also being amortized over the remaining term of the Existing Notes. Total Consent Solicitation costs, including expenses, amounted to $2,083,000 in 2001 (see Note 4). For the years ended December 31, 2003, 2002 and 2001 amortization of deferred financing costs were $555,000, $555,000 and $174,000, respectively.

LONG-LIVED ASSETS -

     In 2002, the Company adopted FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS No. 144"), which excludes from the definition of long-lived assets goodwill and other intangibles that are not amortized in accordance with FAS No. 142. FAS No. 144 requires that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. FAS No. 144 also expands the reporting of discontinued operations to include components of an entity that have been or will be disposed of rather than limiting such discontinuance to a segment of a business. The adoption of FAS No. 144 did not have an impact on the Company's consolidated financial statements.

     The Company periodically reviews long-lived assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairments are recognized when the expected future undiscounted cash flows derived from such assets are less than their carrying value. For such cases, losses are recognized for the difference between the fair value and the carrying amount. Assets to be disposed of by sale or abandonment, and where management has the current ability to remove such assets from operations, are recorded at the lower of carrying amount or fair value less cost of disposition. Depreciation for these assets is suspended during the disposal period, which is generally less than one year. Assumptions and estimates used in the determination of impairment losses, such as future cash flows and disposition costs, may affect the carrying value of long-lived assets and possible impairment expense in the Company's consolidated financial statements. Management does not believe that any material impairment currently exists related to its long-lived assets.

ACCRUED INSURANCE -

     GBHC is self insured for a portion of its general liability, workers compensation, certain health care and other liability exposures. A third party insures losses over prescribed levels. Accrued insurance includes estimates of such accrued liabilities based on an evaluation of the merits of individual claims and historical claims experience. Accordingly, GBHC's ultimate liability may differ from the amounts accrued.

INCOME TAXES -

     Since 1999, Holdings' provision for federal income taxes is calculated and paid on a consolidated basis with GB Property and GBHC.

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period of the enactment date.

LOSS PER SHARE -

     Financial Accounting Standards No. 128, "Earnings Per Share" (FAS 128), requires, among other things, the disclosure of basic and diluted earnings per share for public companies. Since the capital structure of Holdings is simple, in that no potentially dilutive securities were outstanding during the periods presented, basic loss per share is equal to diluted loss per share. Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding.

NEW ACCOUNTING PRONOUNCEMENTS -

     On January 1, 2003, the Company adopted FAS No. 143, "Asset Retirement obligations" ("FAS No. 143"), which provides the accounting requirements for retirement obligations associated with tangible long-lived assets. This statement requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The adoption of FAS No. 143 did not have any impact on the Company's consolidated financial statements.

     On January 1, 2003, the Company adopted FAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure" ("FAS No. 148"), which provides alternative methods of transition for companies that choose to switch to the fair value method of accounting for stock options. FAS No. 148 also makes changes in the disclosure requirements for stock-based compensation, regardless of which method of accounting is chosen. The adoption of FAS No. 148 did not have any impact on the Company's consolidated financial statements.


RECLASSIFICATIONS -


     Certain reclassifications have been made to prior years' consolidated financial statements to conform to the current year consolidated financial statement presentations.


(3)  LONG-TERM DEBT


     Long-term debt is comprised of the following:

                                                              December 31, 2003     December 31, 2002
                                                             --------------------  --------------------
11% Notes, due September 29, 2005 (a).......................      $110,000,000           $10,000,000

(a) As a result of the Confirmation Order and the occurrence of the Effective Date and under the terms of the Plan, the Old Notes were cancelled and replaced with Existing Notes. Interest on the Existing Notes is payable on March 29 and September 29, beginning March 29, 2002. The outstanding principal is due on September 29, 2005. The Existing Notes are unconditionally guaranteed, on a joint and several basis, by both Holdings and GBHC, and are secured by substantially all of the assets, as of the Effective Date, other than cash and gaming receivables of Holdings and GBHC.

     The original indenture for the Existing Notes contained various provisions, which, among other things, restricted the ability of Holdings, and GBHC to incur certain senior secured indebtedness beyond certain limitations, and contained certain other limitations on the ability to merge, consolidate, or sell substantially all of their assets, to make certain restricted payments, to incur certain additional senior liens, and to enter into certain sale-leaseback transactions.

     In a Consent Solicitation Statement and Consent Form dated September 14, 2001, GB Property sought the consent of holders of the Existing Notes to make certain changes to the original indenture (the "Modifications"). The Modifications included, but were not limited to, a deletion of, or changes to, certain provisions the result of which would be (i) to permit Holdings and its subsidiaries to incur any additional indebtedness without restriction, to issue preferred stock without restriction, to make distributions in respect of preferred stock and to prepay indebtedness without restriction, to incur liens without restriction and to enter into sale-leaseback transactions without restriction, (ii) to add additional exclusions to the definition of "asset sales" to exclude from the restrictions on "asset sales" sale-leaseback transactions, conveyances or contributions to any entity in which Holdings or its subsidiaries has or obtains equity or debt interests, and transactions (including the granting of liens) made in accordance with another provision of the Modifications relating to collateral release and subordination or any documents entered into in connection with an "approved project" (a new definition included as part of the Modifications which includes, if approved by the Board of Directors of Holdings, incurrence of indebtedness or the transfer of assets to any person if Holdings or any of its subsidiaries has or obtain debt or equity interests in the transferee or any similar, related or associated event, transaction or activity) in which a release or subordination of collateral has occurred including, without limitation, any sale or other disposition resulting from any default or foreclosure, (iii) to exclude from the operation of covenants related to certain losses to collateral, any assets and any proceeds thereof, which have been subject to the release or subordination provisions of the Modifications, (iv) to permit the sale or other conveyances of Casino Reinvestment Development Authority investments in accordance with the terms of a permitted security interest whether or not such sale was made at fair value, (v) to exclude from the operation of covenants related to the deposit into a collateral account of certain proceeds of "asset sales" or losses to collateral any assets and any proceeds thereof, which have been subject to the release or subordination provisions of the Modifications, (vi) to add new provisions authorizing the release or subordination of the collateral securing the Existing Notes in connection with, in anticipation of, as a result of, or in relation to, an "approved project", and (vii) various provisions conforming the text of the original indenture to the intent of the preceding summary of the Modifications.

     Holders representing approximately 98% in principal amount of the Existing Notes provided consents to the Modifications. Under the terms of the original indenture, the consent of holders representing a majority in principal amount of Existing Notes was a necessary condition to the Modifications. Accordingly, GB Property, as issuer, and Holdings and GBHC, as guarantors, and Wells Fargo Bank Minnesota, National Association, as Trustee, entered into an Amended and Restated Indenture dated as of October 12, 2001, containing the Modifications to the original indenture described in the Consent Solicitation Statement (the "Amended and Restated Indenture"). In accordance with the terms of the Consent Solicitation Statement, holders of Existing Notes, who consented to the Modifications and who did not revoke their consents ("Consenting Noteholders"), were entitled to $17.50 per $1,000 in principal amount of Existing Notes, subject to certain conditions including entry into the Amended and Restated Indenture. Upon entry into the Amended and Restated Indenture on October 12, 2001, the Company transferred approximately $1.9 million to the Trustee for distribution to Consenting Noteholders.

     As of December 31, 2003 the only scheduled payment of long-term debt is the $110 million for Existing Notes, due September 29, 2005.

     At December 31, 2003 and 2002, accrued interest on the Existing Notes was $3,092,000 and $3,092,000, respectively.

(4)  INCOME TAXES

     The components of the (provision) benefit for income taxes as follows:

                                         YEAR ENDED    YEAR ENDED    YEAR ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                            2003         2002         2001
                                        ------------  ------------  -----------
Federal income tax (provision) benefit
   Current ...........................   $    --      $    --      $(292,000)
   Deferred ..........................        --           --        292,000
State income tax (provision) benefit
   Current ...........................    (958,000)    (784,000)     (55,000)
   Deferred ..........................        --           --           --
                                         ---------    ---------    ---------
                                         $(958,000)   $(784,000)   $ (55,000)
                                         =========    =========    =========

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes, and the amounts used for income tax purposes. The major components of deferred tax liabilities and assets as of December 31, 2003 and 2002 were as follows:

                                                               2003           2002
                                                           ------------    ------------
Deferred tax assets:
   Bad debt reserve ....................................   $  2,418,000    $  5,137,000
   Deferred financing costs ............................        234,000       1,053,000
   Group insurance .....................................        747,000         936,000
   Accrued vacation ....................................        613,000         732,000
   Action cash awards accrual ..........................        123,000         499,000
   Jackpot accrual .....................................        298,000         337,000
   Medical reserve .....................................        408,000         109,000
   Debt restructuring costs ............................        754,000            --
   CRDA ................................................      5,724,000       5,512,000
   Federal and state net operating loss carryforward ...     17,004,000       8,163,000
   Grantors trust income ...............................      3,616,000       3,570,000
   Credit and capital loss carryforwards ...............      3,385,000       2,421,000
   Other ...............................................        297,000         330,000
                                                           ------------    ------------
     Total deferred tax assets .........................     35,621,000      28,799,000
     Less valuation allowance ..........................    (17,685,000)    (10,257,000)
                                                           ------------    ------------
     Total deferred tax assets after valuation allowance     17,936,000      18,542,000
                                                           ------------    ------------
Deferred tax liabilities:
   Noncurrent
     Depreciation of plant and equipment ...............    (17,812,000)    (18,466,000)
     Chips and tokens ..................................       (124,000)        (76,000)
                                                           ------------    ------------
        Total deferred tax liabilities .................    (17,936,000)    (18,542,000)
                                                           ------------    ------------
          Net deferred tax assets (liabilities) ........   $       --      $       --
                                                           ============    ============

     Federal net operating loss carryforwards totaled approximately $39 million as of December 31, 2003 and will begin expiring in the year 2022 and forward. New Jersey net operating loss carryforwards totaled approximately $58 million as of December 31, 2003. The enactment of the Business Tax Reform Act ("BTR") on July 2, 2002 deferred New Jersey net operating losses ("State NOL's") set to expire in 2002 and 2003, for a two year period. As a result, about $6 million of state net operating loss carryforwards set to expire in 2003 are extended to 2005. The Company also has general business credit carryforwards of approximately $1.4 million which expire in

2004 through 2022. Additionally, as of December 2003, the Company has a federal alternative minimum tax (AMT) credit carryforward of about $72,000 and a New Jersey alternative minimum assessment (AMA) credit carryforward of approximately $1.5 million, both of which can be carried forward indefinitely.

     Financial Accounting Standards No. 109 ("FAS 109") requires that the tax benefit of NOL's and deferred tax assets resulting from temporary differences be recorded as an asset and, to the extent that management can not assess that the utilization of all or a portion of such NOL's and deferred tax assets is more likely than not, requires the recording of a valuation allowance. Management believes that it is more likely than not that the tax benefits of certain of the deductible temporary differences will be realized based on the future reversal of existing temporary differences. As such, a valuation allowance has not been provided for these deferred tax benefits Management has determined that the realization of certain of the Company's deferred tax benefits is not more likely than not and, as such, has provided a valuation allowance in the amount of $17.7 million and $10.3 million for 2003 and 2002, respectively.

     The provision for income taxes differs from the amount computed at the federal statutory rate as a result of the following:

                                                                Years Ended December 31,
                                                            ----------------------------------
                                                                 2003               2002
                                                            ----------------   ---------------
Federal statutory rate                                                (35.0)%           (35.0)%
State taxes net of federal benefit                                     (2.2)%            (1.6)%
Permanent differences                                                   0.2 %             0.9 %
Tax credits                                                            (5.2)%           (13.2)%
Deferred tax valuation allowance                                       47.9 %            57.8 %
Other                                                                   0.0 %             3.1 %
                                                            ----------------   ---------------
                                                                        5.7 %            12.0 %
                                                            ================   ===============

     Holdings also had a change of ownership as defined under Internal Revenue Code Section 382 upon the Effective Date. Management currently estimates there will be no significant limitations on the ability of the Company to use its tax credit carryforwards on a post confirmation basis as a result of this change of ownership. On July 3, 2002, the State of New Jersey passed the New Jersey Business Tax Reform Act, which, among other things, suspended the use of the New Jersey net operating loss carryforwards for two years and introduced a new alternative minimum assessment under the New Jersey corporate business tax based on gross receipts or gross profits. For the years ended December 31, 2003 and 2002, there was a charge to income tax provision of $778,000 and $774,000, respectively, related to the impact of the New Jersey Business Tax Reform Act. On July 1, 2003, the State of New Jersey amended the New Jersey Casino Control Act (the "NJCCA") to impose various tax increases on Atlantic City casinos, including The Sands. Among other things, the amendments to the NJCCA include the following new tax provision: the greater of a $350,000 minimum tax or a 7.5% tax on adjusted net income of licensed casinos (the "Casino Net Income Tax) in State fiscal years 2004 through 2006, with the proceeds deposited to the Casino Revenue Fund. For the year ended December 31, 2003, $175,000 was charged to the income tax provision related to the minimum Casino Net Income Tax, which is payable in quarterly installments of $87,500 each.

(5)  Transactions with related parties

     GBHC's rights to the trade name "The Sands" (the "Trade Name") were derived from a license agreement between Greate Bay Casino Corporation and an unaffiliated third party. Amounts payable by GBHC for these rights were equal to the amounts paid to the unaffiliated third party. On September 29, 2000, High River Limited Partnership assigned GBHC the rights under a certain agreement with the owner of the Trade Name to use the Trade Name as of September 29, 2000 through May 19, 2086, subject to termination rights for a fee after a certain minimum term. High River is an entity controlled by Carl C. Icahn. High River received no payments for its assignment of these rights. Payment is made directly to the owner of the Trade Name. For the years ended December 31, 2003, 2002 and 2001, the license fee amounted to $263,000, $272,000 and $268,000, respectively.

     The Stratosphere Casino Hotel & Tower (the "Stratosphere"), an entity controlled by Carl C. Icahn, allocates a portion of certain executive salaries, including the salary of Richard P. Brown, CEO of Holdings, as well as other charges for tax preparation and travel to GBHC. Payments for such charges incurred from the Stratosphere for the year ended December 31, 2003 amounted to $191,000, including $106,000 for Mr. Brown's salary. There were no similar charges for the year ended December 31, 2002.

     On February 28, 2003, Operating entered into a two year agreement with XO New Jersey, Inc. a long-distance phone carrier controlled by Carl C. Icahn. The agreement can be extended beyond the minimum two year term on a month-to-month basis. Payments for such charges incurred for the year ended December 31, 2003 amounted to $127,000.

     During the years ended December 31, 2003 and 2002, GBHC borrowed $15.4 million and $6.5 million, respectively, from Holdings. This borrowing is eliminated in the consolidation of, and has no impact on, the accompanying consolidated financial statements.

     On October 12, 2001, as a result of, and pursuant to the terms of, a consent solicitation dated September 20, 2001 to holders of Existing Notes, holders that consented were paid $17.50 for each $1,000 of principal amount of notes held, the affiliates of Mr. Icahn were paid $1,118,677 because they consented to certain amendments to the Indenture, dated as of September 29, 2000, among GB Property, as issuer. Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank Minnesota, National Association, as Trustee.

(6)  New Jersey Regulations and Obligatory Investments

     The Sands conducts gaming operations in Atlantic City, New Jersey and operates a hotel and several restaurants, as well as related support facilities. The operation of an Atlantic City casino/hotel is subject to significant regulatory control. Under the NJCCA, GBHC was required to obtain and is required to periodically renew its operating license. A casino license is not transferable and, after the initial licensing and two one-year renewal periods, is issued for a term of up to four years. The plenary license issued to The Sands was renewed by the Commission in September, 2000 and extended through September 2004. The Commission may reopen licensing hearings at any time. If it were determined that gaming laws were violated by a licensee, the gaming license could be conditioned, suspended or revoked. In addition, the licensee and other persons involved could be subject to substantial fines.

     In order to renew GBHC's casino license, the Commission must determine that GBHC and Holdings are financially stable. In order to be found "financially stable" under the NJCCA, GBHC and Holdings must demonstrate, among other things, their ability to pay, exchange, or refinance debts that mature or otherwise become due and payable during the license term, or to otherwise manage such debts. Because the Existing Notes will become due during the period following the renewal of the license in 2004, the Commission will require GBHC and Holdings to indicate the efforts they will pursue or are pursuing to refinance the Existing Notes prior to maturity and during the new license term. Currently, the Commission is and will continue to monitor the efforts of GBHC and Holdings to manage and refinance the Existing Notes. There has been no precedent of non-renewal of a casino license in this situation.

     The NJCCA requires casino licensees to pay an investment alternative tax of 2.5% of Gross Revenue (the "2.5% Tax") or, in lieu thereof, to make quarterly deposits of 1.25% of quarterly Gross Revenue with the CRDA (the "Deposits"). The Deposits are then used to purchase bonds at below-market interest rates from the CRDA or to make qualified investments approved by the CRDA. The CRDA administers the statutorily mandated investments made by casino licensees and is required to expend the monies received by it for eligible projects as defined in the NJCCA. The Sands has elected to make the Deposits with the CRDA rather than pay the 2.5% Tax.

     As of December 31, 2003 and 2002, The Sands had purchased bonds totaling $6,875,000 and $6,946,000, respectively. In addition, The Sands had remaining funds on deposit and held in escrow by the CRDA at December 31, 2003 and 2002, of $15,198,000 and $13,151,000, respectively. The bonds purchased and the amounts on deposit and held in escrow are collectively referred to as "obligatory investments" on the accompanying consolidated financial statements.

     Obligatory investments at December 31, 2003 and 2002, are net of accumulated valuation allowances of $11,340,000 and $10,028,000, respectively, based upon the estimated realizable values of the investments. Provisions for valuation allowances for the years ended December 31, 2003, 2002 and 2001 amounted to $1,434,000, $1,521,000 and $1,341,000, respectively.

     The Sands has, from time to time, contributed certain amounts held in escrow by the CRDA to fund CRDA sponsored projects. During 2003, The Sands donated $695,000 of its escrowed funds to CRDA sponsored projects. No specific refund or future credit has been associated with the 2003 contributions. During 2002, The Sands contributed $925,000 of its escrowed funds to CRDA sponsored projects and received $116,000 in a cash refund. In 2001, The Sands contributed $322,000 of its escrowed funds to CRDA sponsored projects and received $80,000 in a cash refund and $84,000 in waivers of certain future Deposit obligations. Prior to this, the CRDA had granted The Sands both cash refunds and waivers of certain of its future Deposit obligations in consideration of similar contributions. Other assets aggregating $621,000 and $811,000, respectively, have been recognized on the accompanying consolidated balance sheets at December 31, 2003 and 2002, and are being amortized over a period of ten years commencing with the completion of the projects. Amortization of other assets totaled $205,000, $199,000 and $202,000 for the years ended December 31, 2003, 2002 and
2001, respectively, and are included in depreciation and amortization, including provision for obligatory investments on the accompanying statements of operations.

     The Sands has agreed to contribute certain of its future investment obligations to the CRDA in connection with the renovation related to the Atlantic City Boardwalk Convention Center. The projected total contribution will amount to $6.9 million, which will be paid through 2011 based on an estimate of certain of The Sands' future CRDA deposit obligations. As of December 31, 2003, The Sands had satisfied $2.1 million of this obligation.

(7)  Commitments and Contingencies


LEGAL PROCEEDINGS -


     Tax appeals on behalf of GBHC and the City of Atlantic City challenging the amount of GBHC's real property assessments for tax years 1996 through 2003 are pending before the NJ Tax Court.

     In 2001, GBHC discovered certain failures relating to currency transaction reporting which resulted in the failure of GBHC to file legally required currency transaction reports. Following this discovery, GBHC self-reported the situation to the applicable regulatory agencies. GBHC conducted an internal examination of the matter and the New Jersey Division of Gaming Enforcement conducted a separate review. There has not been an impact on GBHC's financial reporting because of these failures, GBHC has revised internal control processes and taken other measures to address the situation. In May 2003, GBHC was advised by the Department of the Treasury that it will not pursue a civil penalty.

     By letter dated January 23, 2004, Sheffield Enterprises, Inc. asserted potential claims against The Sands under the Lanham Act for permitting a show entitled The Main Event, to run at the Sands during 2001. Sheffield also asserts certain copyright infringement claims growing out of the Main Event performances. It has not yet been determined whether or not the claims made by Sheffield would, if adversely determined, materially impact the financial position or results of operations of the Company.

     On February 26, 2003, The Sands received a letter from counsel for Mr. Frederick H. Kraus, Executive Vice President, General Counsel and Secretary, indicating that he had been retained to represent Mr. Kraus "in regards to a constructive discharge, breach of contract, severance pay" and other claims. This matter has been amicably resolved.

     GBHC is a party in various legal proceedings with respect to the conduct of casino and hotel operations and has received employment related claims. Although a possible range of losses cannot be estimated, in the opinion of management, based upon the advice of counsel, GBHC does not expect settlement or resolution of these proceedings or claims to have a material adverse impact upon their consolidated financial position or results of operations, but the outcome of litigation and the resolution of claims is subject to uncertainties and no assurances can be given. The consolidated financial statements do not include any adjustments that might result from these uncertainties.

     From time to time, GBHC and certain of its officers, directors, agents and employees, are subject to various legal and administrative proceedings incidental to the business of GBHC, GBHC does not believe any proceedings currently pending are material to the conduct of the business of GBHC.

LABOR RELATIONS -


     The Sands has collective bargaining agreements with three unions that represent approximately 818 employees, most of whom are represented by the Hotel, Restaurant Employees and Bartenders International Union, AFL-CIO, Local
54. The collective bargaining agreement with Local 54 expires in September 2004. The collective bargaining agreements with the Carpenters, Local 623 and Entertainment Workers, Local 68 expire in April and July 2005, respectively. Management considers its labor relations to be good.

(8)  Acquisition of Claridge Administration Building

     In April 2000, GBHC entered into an agreement with the entities controlling the Claridge Hotel and Casino (the "Claridge") to acquire the Claridge Administration Building. The purchase price was $3.5 million, consisting of $1.5 million in cash at closing and $2.0 million consideration tendered through the elimination for 40 months of a $50,000 monthly fee paid by the Claridge to GBHC, under an agreement between the Claridge and GBHC governing the development and operation of the "People Mover" leading from the boardwalk to The Sands and the Claridge. The present value of the $2.0 million consideration has been recorded in other accrued and other noncurrent liabilities sections of the balance sheet. GBHC reduces and adjusts the respective liabilities as it records the People Mover license fee in other income and interest expense at an imputed rate of 10%. In July 2003, the remaining obligation related to the Claridge Administration Building acquisition was satisfied in full. The following month the Claridge resumed payment of the monthly fee at the reduced amount of $20,000 per month.

(9)  Employee Retirement Savings Plan

     GBHC administers and participates in The Sands Retirement Plan, a qualified defined contribution plan for the benefit of all of GBHC's employees, who satisfy certain eligibility requirements.

     The Sands Retirement Plan is qualified under the requirements of Section 401(k) of the Internal Revenue Code allowing participating employees to benefit from the tax deferral opportunities provided therein. All employees of GBHC, who have completed one year of service, as defined, and who have attained the age of 21, are eligible to participate in the Savings Plan.

     The Sands Retirement Plan provides for a matching contribution by GBHC based upon certain criteria, including levels of participation by GBHC's employees. GBHC incurred matching contributions totaling $406,000, $575,000, and $700,000, for the years ended December 31, 2003, 2002 and 2001, respectively.

     GBHC also contributes to multi-employer pension, health and welfare plans for its union employees. For the years ended December 31, 2003 and 2002, GBHC contributed $5,411,000 and $5,750,000, respectively.

(10) Disclosures about Fair Value of Financial Instruments

     Disclosure of the estimated fair value of financial instruments is required under FAS No 107, "Disclosure About Fair Value of Financial Instruments." The fair value estimates are made at discrete points in time based on relevant market information and information about the financial instruments. These estimates may be subjective in nature and involve uncertainties and significant judgment and therefore cannot be determined with precision.

     Cash and cash equivalents are valued at the carrying amount. Such amount approximates the fair value of cash equivalents because of the short maturity of these instruments.

     Obligatory investments are valued at a carrying amount which includes an allowance reflecting the below market interest rate associated with such investments.

     Existing Notes are valued at the market closing price on December 31, 2003 and 2002, respectively.

     The estimated carrying amounts and fair values of Holdings' financial instruments at December 31, 2003 and 2002 are as follows:

                                       December 31, 2003              December 31, 2002
                                   -------------------------   ----------------------------
                                    Carrying                     Carrying
                                     Amount      Fair Value       Amount       Fair Value
                                   ----------   ------------   ------------   ------------
Financial Assets:
   Cash and cash equivalents     $ 33,454,000   $ 33,454,000   $ 50,645,000   $ 50,645,000
   Obligatory investments, net     10,705,000     10,705,000     10,069,000     10,069,000
Financial Liabilities:
   Interest payable                 3,092,000      3,092,000      3,092,000      3,092,000
   Existing Notes                 110,000,000     91,300,000    110,000,000     96,400,000

(11) Operating Leases

     The Company leases certain equipment and property. Total lease expense was $2.1 million and $2.5 million for the years ended December 31, 2003 and 2002, respectively. The following table sets forth the future minimum rental commitments for operating leases:

                2004                                $    1,986,000
                2005                                     1,967,000
                2006                                     1,998,000
                2007                                     1,998,000
                2008                                     1,998,000
                Thereafter                               8,431,000
                                                   ----------------
                Total                               $   18,378,000
                                                   ================

(12) Debt Restructuring Costs

     Management anticipates that the exchange of Existing Notes for $110 million in 3% notes due 2008 will be accounted for as a modification of debt, as opposed to an extinguishment of debt, in accordance with Emerging Issues Task Force Issue No. 96-19, "Debtors Accounting for a Modification or Exchange of Debt Instruments" ("EITF 96-19"). EITF 96-19 provides the quantitative method of evaluating the exchange of debt as either a modification or an extinguishment of debt, as well as the accounting treatment of related costs based on the results of that evaluation. Guidance contained in EITF 96-19 indicates that costs incurred with third-parties directly related to the modification of debt should be expensed as incurred. Costs associated with the debt restructuring amounted to $1.8 million during the year ended December 31, 2003. Further costs are anticipated in 2004 related to the modification of debt.

(13) Subsequent Events

     On January 13, 2004, the Securities and Exchange Commission granted GB Holdings application to delist the Existing Notes from trading on the American Stock Exchange. On January 14, 2004, the American Stock Exchange halted trading on the Existing Notes and on February 2, 2004 trading resumed.

     In January 2004, at the request of GB Holdings, Ealing Corp., a Nevada corporation and an affiliate of Mr. Icahn, provided a commitment letter to GB Holdings, dated January 30, 2004, in which Ealing agreed to provide a revolving credit facility under which GB Holdings and its subsidiaries may borrow up to an aggregate amount of $10 million to be used for general working capital purposes. Under the terms of the commitment letter, the revolving credit facility will expire on June 30, 2005, borrowings will bear interest at a rate of 10% per annum, and obligations under the revolving credit facility will be secured by a first lien on all of the assets of GB Holdings and its subsidiaries which will be senior to either the liens securing the Existing Notes or the New Notes, depending on when the loan is funded. Ealing's obligations to provide the financing pursuant to the commitment letter is subject to the execution of a definitive loan agreement and related documents and certain customary conditions. However, there can be no assurance that the loan agreement with Ealing will be consummated, that if the loan agreement with Ealing is not consummated, the Company will be able to obtain financing from another lender on terms as or more favorable than the terms of the commitment letter, or whether the Company will need to borrow funds for working capital.

(14) Selected Quarterly Financial Data (Unaudited)

                                                                         Quarter
                                         ------------------------------------------------------------------------
                                              First             Second             Third             Fourth
                                         -----------------  ----------------  -----------------  ----------------
Year Ended December 31, 2003
   Net revenues                           $    39,801,000   $    46,030,000    $    46,041,000    $   38,386,000
                                         =================  ================  =================  ================
   Income (loss) from operations          $    (1,436,000)  $     2,468,000    $      (317,000)   $   (4,227,000)
                                         =================  ================  =================  ================
   Net loss                               $    (4,401,000)  $      (507,000)   $    (3,456,000)   $   (9,349,000)
                                         =================  ================  =================  ================
   Net loss per share                     $         (0.44)  $         (0.05)   $         (0.35)   $        (0.93)
                                         =================  ================  =================  ================
Year Ended December 31, 2002
   Net revenues                           $    53,244,000   $    49,582,000    $    49,797,000    $   40,850,000
                                         =================  ================  =================  ================
   Income from operations                 $     5,958,000   $       867,000    $     1,938,000    $    4,727,000
                                         =================  ================  =================  ================
   Net income (loss)                      $     2,258,000   $    (1,218,000)   $      (906,000)   $   (7,455,000)
                                         =================  ================  =================  ================
   Net income (loss) per share            $          0.23   $         (0.12)   $         (0.09)   $        (0.75)
                                         =================  ================  =================  ================

INDEX TO FINANCIAL STATEMENT SCHEDULE

GB HOLDINGS, INC. AND SUBSIDIARIES

        --  Report of Independent Public Accountants

        --  Schedule II; Valuation and Qualifying Accounts

INFORMATION REGARDING PREDECESSOR INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

THE FOLLOWING REPORT IS A COPY OF A PREVIOUSLY ISSUED REPORT BY ARTHUR ANDERSEN LLP ("ANDERSEN"). THE REPORT HAS NOT BEEN REISSUED BY ANDERSEN NOR HAS ANDERSEN CONSENTED TO ITS INCLUSION IN THIS ANNUAL REPORT ON FORM 10-K.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of GB Holdings, Inc.:

We have audited in accordance with auditing standards generally accepted in the United States, the consolidated financial statements of GB Holdings, Inc. and subsidiaries included in this Form 10-K and have issued our report thereon dated March 8, 2002. Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule listed in the index to financial statement schedule is the responsibility of GB Holdings' management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.


                                       ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 8, 2002

                                   SCHEDULE II


                       GB HOLDINGS, INC. AND SUBSIDIARIES

                        Valuation and Qualifying Accounts

                                                                               Additions
                                                 -----------------------------------------------------------------------
                                                                      Amounts
                                                   Balance of        Charged to                           Balance At
                                                   Beginning of      Costs and                              End of
                                                     Period           Expenses        Deductions            Period
                                                 ----------------  ---------------  ----------------    ----------------
Year Ended December 31, 2003:
   Allowance for doubtful accounts receivable    $    11,301,000   $    1,040,000   $    (6,423,000)(1) $     5,918,000
   Allowance for obligatory investments               10,028,000        1,434,000          (122,000)(2)      11,340,000
                                                 ----------------  ---------------  ----------------    ----------------
                                                 $    21,329,000   $    2,474,000   $    (6,545,000)    $    17,258,000
                                                 ================  ===============  ================    ================
Year Ended December 31, 2002:
   Allowance for doubtful accounts receivable    $    14,406,000   $    1,586,000   $    (4,691,000)(1) $    11,301,000
   Allowance for obligatory investments                9,290,000        1,521,000          (783,000)(2)      10,028,000
                                                 ----------------  ---------------  ----------------    ----------------
                                                 $    23,696,000   $    3,107,000   $    (5,474,000)    $    21,329,000
                                                 ================  ===============  ================    ================
Year Ended December 31, 2001:
   Allowance for doubtful accounts receivable    $    11,408,000   $    4,991,000   $    (1,993,000)(1) $    14,406,000
   Allowance for obligatory investments                8,418,000        1,341,000          (469,000)(2)       9,290,000
                                                 ----------------  ---------------  ----------------    ----------------
                                                 $    19,826,000   $    6,332,000   $    (2,462,000)    $    23,696,000
                                                 ================  ===============  ================    ================

--------------
(1)  Represents net write-offs of uncollectible accounts.

(2) Represents write-offs of obligatory investments in connection with the contribution of certain obligatory investments to CRDA approved projects.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                     ASSETS
                                   (Unaudited)



                                                            March 31,     December 31,
                                                              2004           2003
                                                          -------------  ------------
Current Assets:
     Cash and cash equivalents                            $ 28,061,000   $ 33,454,000
     Accounts receivable, net of allowances
        of $5,220,000 and $5,918,000, respectively           5,172,000      5,247,000
     Inventories                                             2,114,000      2,222,000
     Income tax deposits                                     1,364,000      1,365,000
     Prepaid expenses and other current assets               2,639,000      3,343,000
                                                          ------------   ------------
        Total current assets                                39,350,000     45,631,000
                                                          ------------   ------------
Property and Equipment:
     Land                                                   54,344,000     54,344,000
     Buildings and improvements                             88,262,000     88,249,000
     Equipment                                              65,798,000     64,722,000
     Construction in progress                                3,141,000      2,111,000
                                                          ------------   ------------
                                                           211,545,000    209,426,000
     Less - accumulated depreciation and
        amortization                                       (43,528,000)   (40,013,000)
                                                          ------------   ------------
     Property and equipment, net                           168,017,000    169,413,000
                                                          ------------   ------------
Other Assets:
     Obligatory investments, net of allowances of
       $11,702,000 and $11,340,000, respectively            10,875,000     10,705,000
     Other assets                                            1,623,000      1,814,000
                                                          ------------   ------------
        Total other assets                                  12,498,000     12,519,000
                                                          ------------   ------------
                                                          $219,865,000   $227,563,000
                                                          ============   ============



The accompanying notes to condensed consolidated financial statements are an integral part of these condensed consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                   (Unaudited)



                                                                 March 31,   December 31,
                                                                   2004          2003
                                                              ------------   ------------
Current Liabilities

     Accounts payable                                         $  4,300,000   $  6,815,000
     Accrued liabilities -
        Salaries and wages                                       4,027,000      3,570,000
        Interest                                                    67,000      3,092,000
        Gaming obligations                                       2,885,000      2,744,000
        Insurance                                                3,136,000      2,505,000
        Other                                                    3,156,000      3,473,000

                                                              ------------   ------------
        Total current liabilities                               17,571,000     22,199,000
                                                              ------------   ------------
Long-Term Debt, net of current maturities                      110,000,000    110,000,000
                                                              ------------   ------------
Other Noncurrent Liabilities                                     3,799,000      3,729,000
                                                              ------------   ------------
Commitments and Contingencies

Shareholders' Equity:
     Preferred stock, $.01 par value per share;
       5,000,000 shares authorized; 0 shares outstanding                --              --
     Common Stock, $.01 par value per share;
       20,000,000 shares authorized;
       10,000,000 shares issued and outstanding                    100,000         100,000
     Additional paid-in capital                                124,900,000     124,900,000
     Accumulated deficit                                       (36,505,000)    (33,365,000)
                                                             --------------   ------------
        Total shareholders' equity                              88,495,000      91,635,000
                                                             --------------   ------------
                                                             $ 219,865,000    $227,563,000
                                                             ==============   ============



The accompanying notes to condensed consolidated financial statements are an integral part of these condensed consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                                     Three Months Ended
                                                                          March 31,
                                                              --------------------------------
                                                                   2004              2003
                                                              -------------     --------------
Revenues:

     Casino                                                   $ 44,500,000      $  43,639,000
     Rooms                                                       2,285,000          2,459,000
     Food and beverage                                           4,988,000          4,664,000
     Other                                                         930,000            883,000
                                                              ------------      -------------
                                                                52,703,000         51,645,000
     Less - promotional allowances                             (11,254,000)       (11,844,000)
                                                              -------------     -------------
         Net revenues                                           41,449,000         39,801,000
                                                              -------------     -------------
Expenses:
     Casino                                                     30,331,000         31,886,000
     Rooms                                                         608,000            434,000
     Food and beverage                                           2,090,000          2,056,000
     Other                                                         697,000            604,000
     General and administrative                                  2,873,000          2,522,000
     Depreciation and amortization,
         including provision for obligatory investments          4,073,000          3,731,000
     Loss on disposal of assets                                          -              4,000
                                                              ------------      -------------
         Total expenses                                         40,672,000         41,237,000
                                                              ------------      -------------
Income (loss) from operations                                      777,000         (1,436,000)
                                                              ------------      -------------
Non-operating income (expense):
     Interest income                                               111,000            189,000
     Interest expense                                           (3,051,000)        (2,995,000)
     Debt restructuring costs                                     (710,000)                 -
                                                              ------------      -------------

     Total non-operating expense, net                           (3,650,000)        (2,806,000)
                                                              ------------      -------------
Loss before income taxes                                        (2,873,000)        (4,242,000)
     Income tax provision                                         (267,000)          (159,000)
                                                              ------------      -------------
Net loss                                                      $ (3,140,000)     $  (4,401,000)
                                                              ============      =============
Basic/diluted loss per common share                           $      (0.31)     $       (0.44)
                                                              ============      =============
Basic/diluted weighted average common shares outstanding        10,000,000         10,000,000
                                                              ============      =============



The accompanying notes to condensed consolidated financial statements are an integral part of these condensed consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                                                   Three Months Ended
                                                                        March 31,
                                                              -------------------------------
                                                                   2004              2003
                                                              -------------     -------------
OPERATING ACTIVITIES:
     Net loss                                                 $ (3,140,000)     $  (4,401,000)
     Adjustments to reconcile net loss to net cash
         used in operating activities:
         Depreciation and amortization                           4,073,000          3,731,000
         Loss on disposal of assets                                     --              4,000

         Provision for doubtful accounts                           146,000            331,000
         Increase in accounts receivable                           (71,000)           (70,000)
         Decrease in accounts payable
           and accrued liabilities                              (4,679,000)        (2,534,000)
         Decrease in other current assets                          813,000          1,282,000
         Net change in other noncurrent assets and liabilities      91,000             92,000
                                                              ------------      -------------

            Net cash used in operating activities               (2,767,000)        (1,565,000)
                                                              ------------      -------------
INVESTING ACTIVITIES:
     Purchase of property and equipment                         (2,118,000)        (1,903,000)
     Proceeds from disposition of assets                             9,000              2,000
     Purchase of obligatory investments                           (517,000)          (568,000)
                                                              ------------      -------------
         Net cash used in investing activities                  (2,626,000)        (2,469,000)
                                                              ------------      -------------
FINANCING ACTIVITIES:
     Repayments of long-term debt                                       --                 --
                                                              ------------      -------------
         Net cash used in financing activities                          --                 --
                                                              ------------      -------------
         Net decrease in cash and cash equivalents              (5,393,000)        (4,034,000)
            Cash and cash equivalents at beginning of period    33,454,000         50,645,000
                                                              ------------      -------------
            Cash and cash equivalents at end of period        $ 28,061,000      $  46,611,000
                                                              ============      =============
SUPPLEMENTAL CASH FLOW INFORMATION:
     Interest paid                                            $  6,050,000      $   6,050,000
                                                              ============      =============
     Interest capitalized                                     $     28,000      $      91,000
                                                              ============      =============
     Income taxes paid                                        $     88,000      $      31,000
                                                              ============      =============



The accompanying notes to condensed consolidated financial statements are an integral part of these condensed consolidated financial statements.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENT


(1)  ORGANIZATION, BUSINESS AND BASIS OF PRESENTATION

     The condensed consolidated financial statements include the accounts of GB Holdings, Inc. and subsidiaries ("Holdings" or the "Company"). All significant intercompany transactions and balances have been eliminated in consolidation. In management's opinion, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the condensed consolidated financial position as of March 31, 2004 and the condensed consolidated results of operations for the three months ended March 31, 2004 and 2003 have been made. The results set forth in the condensed consolidated statement of operations for the three months ended March 31, 2004 are not necessarily indicative of the results to be expected for the full year.

     The condensed consolidated financial statements were prepared following the requirements of the Securities and Exchange Commission (SEC) for interim reporting. As permitted under those rules, certain footnotes or other financial information that are normally required by GAAP (accounting principles generally accepted in the United States of America) can be condensed or omitted.

     The Company is responsible for the unaudited financial statements included in this document. As these are condensed financial statements, they should be read in conjunction with the consolidated financial statements and notes included in the Company's latest Form 10-K/A.

(2)  INCOME TAXES

     The components of the provision for income taxes are as follows:

                                   Three Months Ending March 31,
                                  -------------------------------
                                       2004             2003
                                  --------------     ------------
Federal income tax provision:
     Current                      $          --      $        --
     Deferred                                --               --
State income tax provision:
     Current                           (267,000)        (159,000)
     Deferred                                --               --
                                  --------------     ------------
                                  $    (267,000)     $  (159,000)
                                  ==============     ============

     Federal and State income tax provisions are based upon the results of operations for the current period and the estimated adjustments for income tax purposes of certain nondeductible expenses.

     Due to recurring losses, the Company has not recorded Federal income tax benefits or provisions for the three months ended March 31, 2004.

     For the three months ended March 31, 2004 and 2003, there was a charge to income tax provision of $179,000 and $159,000, respectively, related to the impact of the New Jersey Business Tax Reform Act. On July 1, 2003, the State of New Jersey amended the new Jersey Casino Control Act (the "NJCCA") to impose various tax increases on Atlantic City casinos, including The Sands. Among other things, the amendments to the NJCCA include the following new tax provision: the greater of a $350,000 minimum tax or a 7.5% tax on adjusted net income of licensed casinos (the "Casino Net Income Tax) in State fiscal years 2004 through 2006 with the proceeds deposited to the Casino Revenue Fund. For the three months ended March 31, 2004, $87,500 was charged to the income tax provision related to the minimum Casino Net Income Tax, which is payable in quarterly installments of $87,500 each.

(3)  TRANSACTIONS WITH RELATED PARTIES

     Greate Bay Hotel and Casino, Inc.'s ("GBHC") rights to the trade name "Sands" (the "Trade Name") were derived from a license agreement with an unaffiliated third party. Amounts payable by GBHC for these rights were equal to the amounts paid to the unaffiliated third party. GBHC was assigned by High River Limited Partnership ("High River") the rights under a certain agreement with the owner of the Trade Name to use the Trade Name as of

September 29, 2000 through May 19, 2086 subject to termination rights for a fee after a certain minimum term. High River is an entity controlled by Carl C. Icahn. High River received no payments for its assignment of these rights. Payment is made directly to the owner of the Trade Name. Such charges amounted to $53,000 and $59,000, respectively, for the three months ended March 31, 2004 and 2003.

     The Stratosphere Casino Hotel & Tower (the "Stratosphere"), an entity controlled by Carl C. Icahn, allocates a portion of certain executive salaries, including the salary of Richard P. Brown, CEO of Holdings, as well as other charges for tax preparation and travel to GBHC. Payments for such charges incurred from the Stratosphere for the three months ended March 31, 2004 and 2003 amounted to $106,000 and $42,000, respectively.

     On February 28, 2003, GBHC entered into a two year agreement with XO New Jersey, Inc. a long-distance phone carrier controlled by Carl C. Icahn. The agreement can be extended beyond the minimum two year term on a month-to-month basis. Payments for such charges incurred for the three months ended March 31, 2004 amounted to $41,000. No payments were made during the three months ended March 31, 2003 related to this agreement.

(4)  LEGAL PROCEEDINGS

     Tax appeals on behalf of GBHC and the City of Atlantic City challenging the amount of GBHC's real property assessments for tax years 1996 through 2003 are pending before the NJ Tax Court.

     By letter dated January 23, 2004, Sheffield Enterprises, Inc. asserted potential claims against The Sands under the Lanham Act for permitting a show entitled The Main Event, to run at The Sands during 2001. Sheffield also asserts certain copyright infringement claims growing out of the Main Event performances. It has not yet been determined whether or not the claims made by Sheffield would, if adversely determined, materially impact the financial position or results of operations of the Company.

     GBHC is a party in various legal proceedings with respect to the conduct of casino and hotel operations and has receiving employed related claims. Although a possible range of losses cannot be estimated, in the opinion or management, based upon the advice of counsel, GBHC does not expect settlement or resolution of these proceedings or claims to have a material adverse impact upon their consolidated financial position or results of operations, but the outcome of litigation and the resolution of claims is subject to uncertainties and no assurances can be given. The consolidated financial statements do not include any adjustments that might result from these uncertainties.

(5)  LOSS PER SHARE

     Statement of Financial Accounting Standards No. 128: "Earnings Per Share", requires, among other things, the disclosure of basic and diluted earnings per share for public companies. Since the capital structure of the Company is simple, in that no potentially dilutive securities were outstanding during the periods presented, basic and diluted loss per share are the same. Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding.

(6)  SUBSEQUENT EVENTS

     On April 12, 2004, the Securities and Exchange Commission granted GB Holdings application to delist the Existing Notes from trading on the American Stock Exchange. On April 19, 2004, the American Stock Exchange delisted the Existing Notes.

     Recently, the casino industry, the CRDA and the New Jersey Sports and Exposition Authority have agreed to a plan regarding New Jersey video lottery terminals ("VLTs"). Although not final, under the plan, casinos will pay a total of $96 million over a period of four years, of which $10 million will fund, through project grants, North Jersey CRDA projects and $86 million will be paid to the New Jersey Sports and Exposition Authority who will then subsidize certain New Jersey horse tracks to increase purses and attract higher-quality races that would allow them to compete with horse tracks in neighboring states. In return, the race tracks and New Jersey have committed to postpone any attempts to install VLTs for at least four years. $52 million of the $86 million would be donated by the CRDA from the casinos' North Jersey obligations and $34 million would be paid by the casinos directly. It is currently estimated that The Sands current CRDA deposits for North Jersey projects are sufficient to fund The Sands proportionate obligations with respect to the $10 million and $52 million commitments. The Sands proportionate obligation with respect to the $34 million commitment is estimated to be approximately $1.4 million payable over a four year period. The Sands proportionate obligation with respect to the combined $10 million and $52 million commitment is estimated to be approximately $2.6 million payable over a four year period.

             Report of Independent Registered Public Accounting Firm


The Board of Directors and Stockholders
Atlantic Coast Entertainment Holdings, Inc.:

We have audited the accompanying consolidated balance sheet of Atlantic Coast Entertainment Holdings, Inc. and subsidiary as of December 31, 2003. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Atlantic Coast Entertainment Holdings, Inc. and subsidiary as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

/S/ KPMG LLP
--------------------------------------
Short Hills, New Jersey
February 27, 2004

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET


                                                             December 31,
                                                                 2003
                                                             ------------
ASSETS
Current asset:
  Cash ..................................................    $     1,000
                                                             -----------
                                                             $     1,000
                                                             ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Shareholder's equity (Note 1)
  Preferred stock, $.01 par value per share
    5,000,000 shares authorized, 0 outstanding ..........             --
  Common stock, $.01 par value per share,
    20,000,000 shares authorized, 1 share
    outstanding .........................................             --
Additional paid-in capital ..............................          1,000
                                                             -----------
                                                             $     1,000
                                                             ===========



The accompanying note to the consolidated balance sheet is an integral part of the consolidated financial statement.

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY

                       NOTE TO CONSOLIDATED BALANCE SHEET


NOTE 1:  Description of Business and Basis of Presentation

         Atlantic Coast Entertainment Holdings, Inc. ("Atlantic Holdings" or the "Company") is a Delaware corporation and a newly formed, wholly-owned subsidiary of Greate Bay Hotel and Casino, Inc. which is a wholly-owned subsidiary of GB Holdings, Inc. ACE Gaming LLC, a New Jersey limited liability company and a wholly owned subsidiary of Atlantic Holdings was formed in November, 2003. Atlantic Holdings and ACE Gaming LLC were formed for the purpose of the contemplated exchange of $110 million 11% Notes due 2005 (of GB
Property Funding Corp., a wholly owned subsidiary of GB Holdings Inc.) for $110 million 3% Notes due 2008 to be issued by Atlantic Holdings. The contemplated exchange includes the transfer of substantially all of the assets of GB Holdings, Inc. to Atlantic Holdings. The 3% Notes due 2008 to be issued by Atlantic Holdings will be wholly and unconditionally guaranteed on a joint and several basis by ACE Gaming LLC, Atlantic Holdings and its subsidiary.
ACE Gaming LLC had no operating activities in 2003.

          The exchange is to be accounted for as a debt modification and the New Notes will be recorded at face value.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the balance sheet. All intercompany accounts have been eliminated.

          AT ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY

                      UNAUDITED CONSOLIDATED BALANCE SHEET

                                  (Unaudited)


                                                                                  March 31,        December 31,
                                                                                    2004               2003
                                                                                --------------    ---------------
ASSETS
Current asset:
   Cash......................................................................   $       1,000   $          1,000
                                                                                -------------- ------------------
                                                                                $       1,000   $          1,000
                                                                                ============== ==================
LIABILITIES AND SHAREHOLDER'S EQUITY
Shareholder's equity (Note 1)
   Preferred stock, $.01 par value per share 5,000,000 shares
     authorized, 0 outstanding...............................................              --                 --
   Common stock, $.01 par value per share, 20,000,000 shares
     authorized, 1 share outstanding.........................................              --                 --
   Additional paid-in capital................................................           1,000              1,000
                                                                                -------------- ------------------
                                                                                $       1,000   $          1,000
                                                                                ============== ==================



The accompanying note to the unaudited consolidated balance sheet is an integral part of the consolidated financial statement.

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY


                  NOTE TO UNAUDITED CONSOLIDATED BALANCE SHEET


                                   (Unaudited)


NOTE 1:  Description of Business and Basis of Presentation


         Atlantic Coast Entertainment Holdings, Inc. ("Atlantic Holdings" or the "Company") is a Delaware corporation and a newly formed, wholly-owned subsidiary of Greate Bay Hotel and Casino, Inc. which is a wholly-owned subsidiary of GB Holdings, Inc. ACE Gaming LLC, a New Jersey limited liability company and a wholly owned subsidiary of Atlantic Holdings was formed in November 2003. Atlantic Holdings and ACE Gaming LLC were formed for the purpose of the contemplated exchange of $110 million 11% Notes due 2005 (of GB Property Funding Corp., a wholly owned subsidiary of GB Holdings Inc.) for $110 million 3% Notes due 2008 to be issued by Atlantic Holdings. The contemplated exchange includes the transfer of substantially all of the assets of GB Holdings, Inc. to Atlantic Holdings. The 3% Notes due 2008 to be issued by Atlantic Holdings will be wholly and unconditionally guaranteed on a joint and several basis by ACE Gaming LLC. Atlantic Holdings and its subsidiary, ACE Gaming LLC had no operating activities in 2004.


         The exchange is to be accounted for as a debt modification and the New Notes will be recorded at face value.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the balance sheet. All intercompany accounts have been eliminated.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms used herein shall have the meaning set forth in the body of the registration statement to which these statements are attached.


           The following unaudited pro forma condensed consolidated balance sheets and related notes of GB Holdings, Inc. and Subsidiaries have been prepared as if the Transaction occurred on March 31, 2004 and the following unaudited pro forma condensed consolidated statements of operations and related notes reflect adjustments to GB Holdings, Inc. and Subsidiaries for the year ended December 31, 2003 as if the Transaction occurred on January 1, 2003 and give effect to the following:


     (i) GB Holdings will transfer all of its assets (other than the stock of GB Property and Greate Bay Hotel) and liabilities (other than its obligations under the Existing Notes) to Greate Bay Hotel;

     (ii) Greate Bay Hotel will transfer all of the assets which it received from GB Holdings and substantially all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes and cancel such Notes); Atlantic Holdings will subsequently transfer to ACE Gaming all of the assets and liabilities (excluding the cash Atlantic Holdings pays to the holders of Existing Notes that exchange) that it received from Greate Bay Hotel;

     (iii) Effect of Atlantic Holdings offer to the holders of the outstanding Existing Notes the opportunity to tender for exchange such Existing Notes for (a) $100 in cash for every $1,000 in principal amount of the Existing Notes exchanged in such Transaction assuming a 100%, 80% and 58% exchange, (b) on a dollar for dollar basis, the New Notes, and (c) a cash payment of accrued, but unpaid interest on the Existing Notes;

     (iv) Through a series of mergers, GB Property, Greate Bay Hotel, and GB Holdings will merge and GB Holdings will be the surviving entity so that the Existing Notes exchanged for the New Notes will be cancelled; GB Holdings will own the Atlantic Holdings Securities transferred by Atlantic Holdings; and Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings (immediately prior to the completion of the Transaction);

     (v) Assuming a 100% exchange, Atlantic Holdings will distribute 2,750,000 shares of its common stock to GB Holdings and GB Holdings will distribute such stock to its stockholders, or assuming an 80% or 58% exchange, Atlantic Holdings will distribute warrants to purchase 2,750,000 shares of Atlantic Holdings common stock, at an exercise price of $.01 per share to GB Holdings and GB Holdings will distribute such warrants to its stockholders. It is also assumed that in a 100% exchange that GB Holdings will be dissolved.


           The following unaudited pro forma condensed financial statements assume that all Existing Notes held by affiliates of Carl C. Icahn (58% of the Existing Notes) will be exchanged in their entirety and do not assume the impact of converting the New Notes to common stock of Atlantic Coast Entertainment Holdings, Inc. The transfer of net assets has been accounted for as an exchange of net assets between entities under common control, whereby the entity receiving the net assets shall initially recognize the assets and liabilities transferred at their historical carrying amount in the accounts of the transferring entity at the date of transfer (March 31, 2004 in the following unaudited pro forma balance sheets). No gain or loss is recorded relating to the transfer. The distribution of Atlantic Holdings common stock, assuming a 100% exchange, to the shareholders of GB Holdings has also been accounted for as a transfer of entities under common control as the stockholders of GB Holdings are not receiving additional ownership rights.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                             ASSUMING 100% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                         PRO FORMA         PRO FORMA
                                                                         HISTORICAL     ADJUSTMENTS       AS ADJUSTED
                                                                        ------------   --------------    -------------
Revenues:
   Casino............................................................   $   183,036    $    (183,036)(A) $         --
   Rooms.............................................................        10,983          (10,983)(A)           --
   Food and beverage.................................................        21,946          (21,946)(A)           --
   Other.............................................................         3,925           (3,925)(A)           --
                                                                        ------------   --------------    -------------
                                                                            219,890         (219,890)              --
   Less - promotional allowances.....................................       (49,632)          49,632 (A)           --
                                                                        ------------   --------------    -------------
     Net revenues....................................................       170,258         (170,258)              --
                                                                        ------------   --------------    -------------
Expenses:
   Casino............................................................       131,117         (131,117)(A)           --
   Rooms.............................................................         2,354           (2,354)(A)           --
   Food and beverage.................................................         9,461           (9,461)(A)           --
   Other.............................................................         3,117           (3,117)(A)           --
   General and administrative........................................        11,582          (11,582)(A)           --
   Depreciation and amortization, including provision for obligatory
     investments.....................................................        16,244          (16,244)(A)           --
   Gain on disposal of assets........................................          (105)             105 (A)           --
                                                                        ------------   --------------    -------------
     Total expenses..................................................       173,770         (173,770)              --
                                                                        ------------   --------------    -------------
Income (loss) from operations........................................        (3,512)           3,512               --
                                                                        ------------   --------------    -------------
Non-operating income (expense):
   Interest income...................................................           627             (627)(A)           --
   Interest expense..................................................       (12,027)          12,027 (A)           --
   Debt restructuring costs..........................................        (1,843)           1,843               --
                                                                        ------------   --------------    -------------
   Total non-operating expense, net..................................       (13,243)          13,243               --
                                                                        ------------   --------------    -------------
Income (loss) before income taxes....................................       (16,755)          16,755               --
   Income tax provision..............................................          (958)            (384)(J)       (1,342)
                                                                        ------------   --------------    -------------
Net income (loss)....................................................   $   (17,713)   $      16,371     $     (1,342)
                                                                        ============   ==============    =============
Basic/diluted income (loss) per common share.........................   $     (1.77)                     $      (0.13)
                                                                        ============                     =============
Weighted average common shares outstanding...........................    10,000,000                        10,000,000 (K)
                                                                        ============                     =============
Ratio of earnings to fixed charges                                                                                N/A
                                                                                                         -------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                              ASSUMING 80% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                                        PRO FORMA          PRO FORMA
                                                                        HISTORICAL     ADJUSTMENTS        AS ADJUSTED
                                                                      -------------  ---------------     --------------
Revenues:
   Casino..........................................................    $   183,036    $          --      $     183,036
   Rooms...........................................................         10,983               --             10,983
   Food and beverage...............................................         21,946               --             21,946
   Other...........................................................          3,925               --              3,925
                                                                      -------------  ---------------     --------------
                                                                           219,890               --            219,890
   Less - promotional allowances...................................        (49,632)              --            (49,632)
                                                                      -------------  ---------------     --------------
   Net revenues....................................................        170,258               --            170,258
                                                                      -------------  ---------------     --------------
Expenses:
   Casino..........................................................        131,117               --            131,117
   Rooms...........................................................          2,354               --              2,354
   Food and beverage...............................................          9,461               --              9,461
   Other...........................................................          3,117               --              3,117
   General and administrative......................................         11,582               --             11,582
   Depreciation and amortization, including provision for
     obligatory investments........................................         16,244               --             16,012
   Adjust deferred financing fees - Existing Notes.................                            (232)(C)
   Gain on disposal of assets......................................           (105)              --               (105)
                                                                      -------------  ---------------     --------------
     Total expenses................................................        173,770             (232)           173,538
                                                                      -------------  ---------------     --------------
Income (loss) from operations......................................         (3,512)             232             (3,280)
                                                                      -------------  ---------------     --------------
Non-operating income (expense):
   Interest income.................................................            627               --                505
     Adjust for lower invested balances............................                            (122)(D)
   Interest expense................................................        (12,027)          12,027 (E)         (6,465)
     Interest expense - Existing Notes.............................                          (2,420)(F)
     Interest expense - New Notes..................................                          (2,640)(G)
     Amortize consent fee - New Notes..............................                          (1,530)(H)
     Adjust capitalized interest ..................................                             125 (I)
   Debt restructuring costs........................................         (1,843)          (1,237)(B)         (3,080)
                                                                      -------------  ---------------     --------------
   Total non-operating income (expense), net.......................        (13,243)           4,203             (9,040)
                                                                      -------------  ---------------     --------------
Income (loss) before income taxes..................................        (16,755)           4,435            (12,320)
   Income tax provision............................................           (958)              -- (J)           (958)
                                                                      -------------  ---------------     --------------
Net income (loss)..................................................    $   (17,713)     $     4,435      $     (13,278)
                                                                      =============  ===============     ==============
Basic/diluted loss per common share................................    $     (1.77)                      $       (1.33)
                                                                      =============                      ==============
Weighted average common shares outstanding.........................     10,000,000                          10,000,000(K)
                                                                      =============                      ==============
Ratio of earnings to fixed charges.................................             --                                  --
                                                                      -------------                      --------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                              ASSUMING 58% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                       PRO FORMA          PRO FORMA
                                                                        HISTORICAL    ADJUSTMENTS        AS ADJUSTED
                                                                       ------------  --------------     ---------------
Revenues:
   Casino..........................................................    $   183,036    $         --       $     183,036
   Rooms...........................................................         10,983              --              10,983
   Food and beverage...............................................         21,946              --              21,946
   Other...........................................................          3,925              --               3,925
                                                                       ------------  --------------     ---------------
                                                                           219,890              --             219,890
   Less - promotional allowances...................................        (49,632)             --             (49,632)
                                                                       ------------  --------------     ---------------
     Net revenues..................................................        170,258              --             170,258
                                                                       ------------  --------------     ---------------
Expenses:
   Casino..........................................................        131,117              --             131,117
   Rooms...........................................................          2,354              --               2,354
   Food and beverage...............................................          9,461              --               9,461
   Other...........................................................          3,117              --               3,117
   General and administrative......................................         11,582              --              11,582
   Depreciation and amortization, including provision for
     obligatory investments........................................         16,244              --              16,076
     Adjust deferred financing fees - Existing Notes...............                           (168)(C)
   Gain on disposal of assets......................................           (105)             --                (105)
                                                                       ------------  --------------     ---------------
     Total expenses................................................        173,770            (168)            173,602
                                                                       ------------  --------------     ---------------
Income (loss) from operations......................................         (3,512)            168              (3,344)
                                                                       ------------  --------------     ---------------
Non-operating income (expense):
   Interest income.................................................            627              --                 533
     Adjust for lower invested balances............................                            (94)(D)
   Interest expense................................................        (12,027)         12,027 (E)          (7,933)
     Interest expense - Existing Notes.............................                         (5,082)(F)
     Interest expense - New Notes..................................                         (1,914)(G)
     Amortize consent fee - New Notes..............................                         (1,110)(H)
     Adjust capitalized interest...................................                            173 (I)
   Debt restructuring costs........................................         (1,843)         (1,237)(B)          (3,080)
                                                                       ------------  --------------     ---------------
   Total non-operating income (expense), net ......................        (13,243)          2,758             (10,480)
                                                                       ------------  --------------     ---------------
Income (loss) before income taxes..................................        (16,755)          2,926             (13,824)
   Income tax provision............................................           (958)             -- (J)            (958)
                                                                       ------------  --------------     ---------------
Net income (loss)..................................................    $   (17,713)   $      2,926       $     (14,782)
                                                                       ============  ==============     ===============
Basic/ diluted loss per common share...............................    $     (1.77)                      $       (1.48)
                                                                       ============                     ===============
Weighted average common shares outstanding.........................     10,000,000                          10,000,000(K)
                                                                                                        ===============
Ratio of earnings to fixed charges.................................             --                                  --
                                                                       ------------                     ---------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                    ASSUMING 100%, 80% AND 58% NOTE EXCHANGE

PRO FORMA ADJUSTMENTS

Statement of Operations Adjustments:


(A) Represents the removal of the amounts presented in the statement of operations of GB Holdings, Inc. and Subsidiaries for the three months ended December 31, 2003 as the result of the operations to be recorded by Atlantic Coast Entertainment Holdings, Inc. and Subsidiary.


(B) Represents the estimated transaction fees associated with the issuance of the New Notes.

(C) Represents reduction in amortization expense of deferred financing fees of Existing Notes due to the extension of the amortization period associated with the term of the New Notes, which mature in 2008.

(D) Represents a decrease in interest income as a result of lower cash balances due to the payments of consent fee, estimated transaction fees and accelerated interest payments, exceeding the net of the benefit of discontinued interest payments on Existing Notes. It is assumed that the benefit of discontinued interest payments would not reduce interest bearing cash equivalents and payments of consent fee, estimated transaction fees and accelerated interest payments would reduce interest bearing cash equivalents.

(E)  Represents the reversal of historical interest expense.

(F) Represents interest expense on Existing Notes at the interest rate of 11%, alternatively at $22 million and $46.2 million in aggregate principal for an 80% and 58% exchange scenario, respectively.

(G) Represents interest expense on New Notes at the interest rate of 3%, alternatively at $88 million and $63.8 million in the aggregate principal for an 80% and 58% exchange scenario, respectively.

(H) Represents amortization expense using the interest method of the consent fee paid (10% of the face value of the Existing Notes exchanged) upon exchange of the Existing Notes for New Notes.

(I) Represents the capitalized interest using the lower effective interest rate as a result of the issuance of the New Notes. Assumes the same level of capital investment and construction periods but a lower effective rate of interest.

(J) Represents the impact on the income tax provision as a result of the Transaction and the aforementioned Pro Forma adjustments based on a Federal tax rate of 35% and a state tax rate of 9%. The income tax provision includes applicable tax expense from the New Jersey alternative minimum assessment (AMA) enacted as part of the Business Tax Reform Act on July 2, 2002. The 100% assumption includes a tax provision at the parent level as a result of debt discharge income that would be recognized without the otherwise benefit of federal consolidated group tax attributes. When assuming less than 100% of the exchange takes place federal consolidated rules apply to permit the utilization of tax attributes of consolidated group members to offset some or all of the debt discharge income.

(K)  Assumes 10 million shares are issued and outstanding as of this date.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                             ASSUMING 100% EXCHANGE
                     ($ in thousands except per share data)



                                                                                      PRO FORMA           PRO FORMA
                                                                     HISTORICAL      ADJUSTMENTS         AS ADJUSTED
                                                                   ---------------  --------------      -------------
Revenues:
   Casino ......................................................   $       44,500   $      (44,500)(A)  $          --
   Rooms .......................................................            2,285           (2,285)(A)             --
   Food and beverage ...........................................            4,988           (4,988)(A)             --
   Other .......................................................              930             (930)(A)             --
                                                                   ---------------  ---------------     --------------
                                                                           52,703          (52,703)                --
   Less - promotional allowances ...............................          (11,254)          11,254(A)              --
                                                                   ---------------  ---------------     --------------
     Net revenues ..............................................           41,449          (41,449)                --
                                                                   ---------------  ---------------     --------------
Expenses:
   Casino ......................................................           30,331          (30,331)(A)             --
   Rooms .......................................................              608             (608)(A)             --
   Food and beverage............................................            2,090           (2,090)(A)             --
   Other .......................................................              697             (697)(A)             --
   General and administrative ..................................            2,873           (2,873)(A)             --
   Depreciation and amortization, including provision for
     obligatory investments ....................................            4,073           (4,073)(A)             --
                                                                   ---------------  ---------------     --------------
     Total expenses.............................................           40,672          (40,672)                --
                                                                   ---------------  ---------------     --------------
Income (loss) from operations ..................................              777             (777)                --
                                                                   ---------------  ---------------     --------------
Non-operating income (expense):
   Interest income .............................................              111             (111)(A)             --
   Interest expense ............................................           (3,051)           3,051 (A)             --
   Debt restructuring costs ....................................             (710)             710(A)              --
                                                                   ---------------  ---------------     --------------
   Total non-operating income (expense), net ...................           (3,650)           3,650                 --
                                                                   ---------------  ---------------     --------------
Income (loss) before income taxes ..............................           (2,873)           2,873                 --
   Income tax provision ........................................             (267)             267 (A)             --
                                                                   ---------------  ---------------     --------------
Net income (loss) ..............................................   $       (3,140)  $        3,140      $          --
                                                                   ===============  ===============     ==============
Basic/diluted loss per common share ............................   $        (0.31)                      $          --
                                                                   ===============                      ==============
Weighted average common shares outstanding .....................       10,000,000                          10,000,000 (A)
                                                                   ===============                      ==============
Ratio of earnings to fixed charges .............................               --                                  --
                                                                   ---------------                      --------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                ($ IN THOUSANDS)
                             ASSUMING 100% EXCHANGE



                                                                                         PRO FORMA          PRO FORMA
                                                                          HISTORICAL    ADJUSTMENTS        AS ADJUSTED
                                                                         ------------  --------------     --------------
ASSETS:
Current Assets:
   Cash and cash equivalents..........................................    $   28,061   $     (28,061)(B)   $         --
   Accounts receivable, net of allowance of $5,220                             5,172          (5,172)(B)             --
   Inventories........................................................         2,114          (2,114)(B)             --
   Income tax deposits................................................         1,364          (1,364)(B)             --
   Prepaid expenses and other current assets..........................         2,639          (2,639)(B)             --
                                                                         ------------  --------------     --------------
     Total current assets.............................................        39,350         (39,350)                --
                                                                         ------------  --------------     --------------
Property and Equipment:
   Land...............................................................        54,344         (54,344)(B)             --
   Buildings and improvements.........................................        88,262         (88,262)(B)             --
   Equipment..........................................................        65,798         (65,798)(B)             --
   Construction in progress...........................................         3,141          (3,141)(B)             --
                                                                         ------------  --------------     --------------
                                                                             211,545        (211,545)                --
Less - accumulated depreciation and amortization......................       (43,528)         43,528 (B)             --
                                                                         ------------  --------------     --------------
Property and equipment, net...........................................       168,017        (168,017)                --
                                                                         ------------  --------------     --------------
Other Assets:
   Obligatory investments, net of allowances of $11,702...............        10,875         (10,875)(B)             --
   Other assets.......................................................         1,623          (1,623)(B)             --
                                                                         ------------  --------------     --------------
     Total other assets...............................................        12,498         (12,498)                --
                                                                         ------------  --------------     --------------
                                                                          $  219,865   $    (219,865)      $         --
                                                                         ============  ==============     ==============

LIABILITIES:
Current Liabilities
   Accounts payable...................................................    $    4,300   $      (4,300)(B)   $         --
   Accrued liabilities -
     Salaries and wages...............................................         4,027          (4,027)(B)             --
     Interest-Existing Notes..........................................            67             (67)(B)             --
     Gaming obligations...............................................         2,885          (2,885)(B)             --
     Self-insurance...................................................         3,136          (3,136)(B)             --
     Other............................................................         3,156          (3,156)(B)             --
                                                                         ------------  --------------     --------------
     Total current liabilities........................................        17,571         (17,571)                --
                                                                         ------------  --------------     --------------
Long-Term Debt - Existing Notes.......................................       110,000        (110,000)(B)             --
                                                                         ------------  --------------     --------------
Other Noncurrent Liabilities..........................................         3,799          (3,799)(B)             --
                                                                         ------------  --------------     --------------
Commitments and Contingencies.........................................            --              --                 --
Shareholders' Equity:
   Preferred stock, $.01 par value per share; 5,000,000 shares
     authorized; 0 shares outstanding ................................            --              --                 --
   Common Stock, $.01 par value per share; 20,000,000 shares
     authorized; 10,000,000 shares issued and outstanding.............           100            (100)(B)             --
   Additional paid-in capital.........................................       124,900        (124,900)(B)             --
   Accumulated deficit................................................       (36,505)         36,505 (B)             --
                                                                         ------------  --------------     --------------
     Total shareholders' equity.......................................        88,495         (88,495)                --
                                                                         ------------  --------------     --------------
                                                                          $  219,865   $    (219,865)      $         --
                                                                         ============  ==============     ==============

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
               AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2004
                           ASSUMING 100% NOTE EXCHANGE


PRO FORMA ADJUSTMENTS


     Statement of Operations Adjustments:

(A) Represents the removal of the amounts presented in the statement of operations of GB Holdings, Inc. and Subsidiaries for the three months ended March 31, 2004 as the result of the operations to be recorded by Atlantic Coast Entertainment Holdings, Inc. and Subsidiary. Subsequent to the distribution of 2,750,000 shares of common stock of Atlantic Coast Entertainment Holdings, Inc. to the shareholders of GB Holdings, Inc. retains no ownership interest in Atlantic Coast Entertainment Holdings, Inc. and therefore does not include the operations of Atlantic Coast Entertainment Holdings, Inc. in its condensed consolidated pro forma financial statements.


     Balance Sheet Adjustments


(B) Represents the removal of the assets and liabilities presented in the balance sheet of GB Holdings, Inc. and Subsidiaries as of March 31, 2004 as the result of the transfer of all assets and liabilities of Atlantic Coast Entertainment Holdings, Inc. and Subsidiary. Subsequent to the distribution of 2,750,000 shares of common stock of Atlantic Coast Entertainment Holdings, Inc. to the shareholders of GB Holdings, Inc., GB Holdings, Inc. retains no ownership interest in Atlantic Coast Entertainment Holdings, Inc. and therefore does not include the operations of Atlantic Coast Entertainment Holdings, Inc. in its condensed consolidated pro forma financial statements. It is also assumed that GB Holdings, Inc. will be dissolved.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                              ASSUMING 80% EXCHANGE
                     ($ in thousands except per share data)



                                                                                      PRO FORMA           PRO FORMA
                                                                     HISTORICAL      ADJUSTMENTS         AS ADJUSTED
                                                                   --------------  ----------------     -------------
Revenues:
   Casino ......................................................   $      44,500   $            --      $     44,500
   Rooms .......................................................           2,285                --             2,285
   Food and beverage ...........................................           4,988                --             4,988
   Other .......................................................             930                --               930
                                                                   --------------  ----------------     -------------
                                                                          52,703                --            52,703
   Less - promotional allowances ...............................         (11,254)               --           (11,254)
                                                                   --------------  ----------------     -------------
     Net revenues ..............................................          41,449                --            41,449
                                                                   --------------  ----------------     -------------
Expenses:                                                                                       --
   Casino ......................................................          30,331                --            30,331
   Rooms .......................................................             608                --               608
   Food and beverage............................................           2,090                --             2,090
   Other .......................................................             697                --               697
   General and administrative ..................................           2,873                --             2,873
   Depreciation and amortization, including provision for
     obligatory investments ....................................           4,073                --             4,015
       Adjust deferred financing fees - Existing Notes                                         (58) (B)
                                                                   --------------  ----------------     -------------
     Total expenses.............................................          40,672               (58)           40,614
                                                                   --------------  ----------------     -------------
Income from operations .........................................             777                58               835
                                                                   --------------  ----------------     -------------
Non-operating income (expense):
   Interest income .............................................             111                --               113
       Adjust for lower invested balances                                                        2  (C)
   Interest expense ............................................          (3,051)            3,051  (D)       (1,636)
        Interest expense - Existing Notes                                                     (605) (E)
        Interest expense - New Notes                                                          (660) (F)
        Amortize consent fee - New Notes                                                      (383) (G)
        Adjust capitalized interest                                                             12  (H)
   Debt restructuring costs ....................................            (710)              710  (A)           --
                                                                   --------------  ----------------     -------------
   Total non-operating income (expense), net ...................          (3,650)            2,127            (1,523)
                                                                   --------------  ----------------     -------------
Income (loss) before income taxes ..............................          (2,873)            2,185              (688)
   Income tax provision ........................................            (267)               --              (267)
                                                                   --------------  ----------------     -------------
Net income (loss) ..............................................   $      (3,140)  $         2,185      $       (955)
                                                                   ==============  ================     =============
Basic/diluted loss per common share ............................   $       (0.31)                       $      (0.10)
                                                                   ==============                       =============
Weighted average common shares outstanding .....................      10,000,000                          10,000,000  (I)
                                                                   ==============                       =============
Ratio of earnings to fixed charges .............................              --                                  --
                                                                   --------------                       -------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                ($ IN THOUSANDS)
                              ASSUMING 80% EXCHANGE



                                                                                          PRO FORMA          PRO FORMA
                                                                          HISTORICAL     ADJUSTMENTS        AS ADJUSTED
                                                                         -------------  --------------     --------------
ASSETS:
Current Assets:
   Cash and cash equivalents..........................................    $    28,061   $                   $     18,680
        Adjust for decreased cash balances                                                     (9,381)(J)
   Accounts receivable, net of allowance of $5,220....................          5,172                              5,172
   Inventories........................................................          2,114                              2,114
   Income tax deposits................................................          1,364                              1,364
   Prepaid expenses and other current assets..........................          2,639                              4,595
      Add consent fee - New Notes                                                               1,956  (K)
                                                                         -------------  --------------     --------------
     Total current assets.............................................         39,350          (7,425)            31,925
                                                                         -------------  --------------     --------------
Property and Equipment:
   Land...............................................................         54,344              --             54,344
   Buildings and improvements.........................................         88,262              --             88,262
   Equipment..........................................................         65,798              --             65,798
   Construction in progress...........................................          3,141              --              3,141
                                                                         -------------  --------------     --------------
                                                                              211,545              --            211,545
Less - accumulated depreciation and amortization......................        (43,528)             --            (43,528)
                                                                         -------------  --------------     --------------
Property and equipment, net...........................................        168,017              --            168,017
                                                                         -------------  --------------     --------------
Other Assets:
   Obligatory investments, net of allowances of $11,702...............         10,875              --             10,875
   Other assets.......................................................          1,623              --              8,467
     Add consent fee - New Notes                                                                6,844  (K)
                                                                         -------------  --------------     --------------
     Total other assets...............................................         12,498           6,844             19,342
                                                                         -------------  --------------     --------------
                                                                          $   219,865   $        (581)      $    219,284
                                                                         =============  ==============     ==============
LIABILITIES:
Current Liabilities
   Accounts payable...................................................    $     4,300   $          --       $      4,300
   Accrued liabilities -
     Salaries and wages...............................................          4,027              --              4,027
     Interest-Existing Notes..........................................             67             (54)(L)             13
     Gaming obligations...............................................          2,885              --              2,885
     Self-insurance...................................................          3,136              --              3,136
     Other............................................................          3,156              --              3,156
                                                                         -------------  --------------     --------------
     Total current liabilities........................................         17,571             (54)            17,517
                                                                         -------------  --------------     --------------
Long-Term Debt:.......................................................
       Existing Notes                                                         110,000         (88,000)(M)         22,000
       New Notes                                                                    -          88,000(M)          88,000
                                                                         -------------  --------------     --------------
       Total Long-Term Debt                                                   110,000              --            110,000
                                                                         -------------  --------------     --------------
Other Noncurrent Liabilities..........................................          3,799              --              3,799
                                                                         -------------  --------------     --------------
       Warrants in Atlantic Holdings                                               --          33,000  (N)        33,000
                                                                         -------------  --------------     --------------
Commitments and Contingencies.........................................             --              --                 --
Shareholders' Equity:
   Preferred stock, $.01 par value per share; 5,000,000 shares
     authorized; 0 shares outstanding ................................             --              --                 --
   Common Stock, $.01 par value per share; 20,000,000 shares
     authorized; 10,000,000 shares issued and outstanding.............            100              --                100
   Additional paid-in capital.........................................        124,900         (33,000) (N)        91,900
   Accumulated deficit................................................        (36,505)           (527) (O)       (37,032)
                                                                         -------------  --------------     --------------
     Total shareholders' equity.......................................         88,495         (33,527)            54,968
                                                                         -------------  --------------     --------------
                                                                          $   219,865   $        (581)      $    219,284
                                                                         =============  ==============     ==============

                       GB HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                              ASSUMING 58% EXCHANGE
                     ($ in thousands except per share data)



                                                                                      PRO FORMA           PRO FORMA
                                                                     HISTORICAL      ADJUSTMENTS         AS ADJUSTED
                                                                   ---------------  ----------------     --------------
Revenues:
   Casino ......................................................   $       44,500   $            --      $      44,500
   Rooms .......................................................            2,285                --              2,285
   Food and beverage ...........................................            4,988                --              4,988
   Other .......................................................              930                --                930
                                                                   ---------------  ----------------     --------------
                                                                           52,703                --             52,703
   Less - promotional allowances ...............................          (11,254)               --            (11,254)
                                                                   ---------------  ----------------     --------------
     Net revenues ..............................................           41,449                --             41,449
                                                                   ---------------  ----------------     --------------
Expenses:                                                                                        --
   Casino ......................................................           30,331                --             30,331
   Rooms .......................................................              608                --                608
   Food and beverage............................................            2,090                --              2,090
   Other .......................................................              697                --                697
   General and administrative ..................................            2,873                --              2,873
   Depreciation and amortization, including provision for
     obligatory investments ....................................            4,073                --              4,031
       Adjust deferred financing fees - Existing Notes                         --               (42) (B)
                                                                   ---------------  ----------------     --------------
     Total expenses.............................................           40,672               (42)            40,630
                                                                   ---------------  ----------------     --------------
Income from operations .........................................              777                42                819
                                                                   ---------------  ----------------     --------------
Non-operating income (expense):
   Interest income .............................................              111                --                112
       Adjust for lower invested balances                                                         1  (C)
   Interest expense ............................................           (3,051)            3,051  (D)        (2,011)
        Interest expense - Existing Notes                                                    (1,271) (E)
        Interest expense - New Notes                                                           (479) (F)
        Amortize consent fee - New Notes                                                       (277) (G)
        Adjust capitalized interest                                                              16  (H)
   Debt restructuring costs ....................................             (710)              710 (A)             --
                                                                   ---------------  ----------------     --------------
   Total non-operating income (expense), net ...................           (3,650)            1,751             (1,899)
                                                                   ---------------  ----------------     --------------
Income (loss) before income taxes ..............................           (2,873)            1,793             (1,080)
   Income tax provision ........................................             (267)               --               (267)
                                                                   ---------------  ----------------     --------------
Net income (loss) ..............................................   $       (3,140)  $         1,793      $      (1,347)
                                                                   ===============  ================     ==============
Basic/diluted income (loss) per common share ...................   $        (0.31)                       $       (0.13)
                                                                   ===============                       ==============
Weighted average common shares outstanding .....................       10,000,000                           10,000,000 (I)
                                                                   ===============                       ==============
Ratio of earnings to fixed charges .............................               --                                   --
                                                                   ---------------                       --------------

                       GB HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                ($ IN THOUSANDS)
                              ASSUMING 58% EXCHANGE



                                                                                           PRO FORMA         PRO FORMA
                                                                          HISTORICAL      ADJUSTMENTS       AS ADJUSTED
                                                                         -------------   -------------     --------------
ASSETS:
Current Assets:
   Cash and cash equivalents..........................................    $    28,061    $                  $     21,115
        Adjust for decreased cash balances                                                     (6,946) (J)
   Accounts receivable, net of allowance of $5,220....................          5,172                              5,172
   Inventories........................................................          2,114                              2,114
   Income tax deposits................................................          1,364                              1,364
   Prepaid expenses and other current assets..........................          2,639                              4,057
      Add consent fee - New Notes                                                               1,418  (K)
                                                                         -------------   -------------     --------------
     Total current assets.............................................         39,350          (5,528)            33,822
                                                                         -------------   -------------     --------------
Property and Equipment:
   Land...............................................................         54,344              --             54,344
   Buildings and improvements.........................................         88,262              --             88,262
   Equipment..........................................................         65,798              --             65,798
   Construction in progress...........................................          3,141              --              3,141
                                                                         -------------   -------------     --------------
                                                                              211,545              --            211,545
Less - accumulated depreciation and amortization......................        (43,528)             --            (43,528)
                                                                         -------------   -------------     --------------
Property and equipment, net...........................................        168,017              --            168,017
                                                                         -------------   -------------     --------------
Other Assets:
   Obligatory investments, net of allowances of $11,702...............         10,875              --             10,875
   Other assets.......................................................          1,623              --              6,585
     Add consent fee - New Notes                                                                4,962  (K)
                                                                         -------------   -------------     --------------
     Total other assets...............................................         12,498           4,962             17,460
                                                                         -------------   -------------     --------------
                                                                          $   219,865    $       (566)      $    219,299
                                                                         =============   =============     ==============
LIABILITIES:
Current Liabilities
   Accounts payable...................................................    $     4,300    $         --       $      4,300
   Accrued liabilities -
     Salaries and wages...............................................          4,027              --              4,027
     Interest-Existing Notes..........................................             67             (39) (L)            28
     Gaming obligations...............................................          2,885              --              2,885
     Self-insurance...................................................          3,136              --              3,136
     Other............................................................          3,156              --              3,156
                                                                         -------------   -------------     --------------
     Total current liabilities........................................         17,571             (39)            17,532
                                                                         -------------   -------------     --------------
Long-Term Debt:.......................................................
       Existing Notes                                                         110,000         (63,800)(M)         46,200
       New Notes                                                                   --          63,800(M)          63,800
                                                                         -------------   -------------     --------------
       Total Long-Term Debt                                                   110,000              --            110,000
                                                                         -------------   -------------     --------------
Other Noncurrent Liabilities..........................................          3,799              --              3,799
                                                                         -------------   -------------     --------------
       Warrants in Atlantic Holdings                                               --          33,700  (N)        33,700
                                                                         -------------   -------------     --------------
Commitments and Contingencies.........................................             --              --                 --
Shareholders' Equity:
   Preferred stock, $.01 par value per share; 5,000,000 shares
     authorized; 0 shares outstanding ................................             --              --                 --
   Common Stock, $.01 par value per share; 20,000,000 shares
     authorized; 10,000,000 shares issued and outstanding.............            100              --                100
   Additional paid-in capital.........................................        124,900         (33,700) (N)        91,200
   Accumulated deficit................................................        (36,505)           (527) (O)       (37,032)
                                                                         -------------   -------------     --------------
     Total shareholders' equity.......................................         88,495         (34,227)            54,268
                                                                         -------------   -------------     --------------
                                                                          $   219,865    $       (566)      $    219,299
                                                                         =============   =============     ==============

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                       ASSUMING 80% AND 58% NOTE EXCHANGE


PRO FORMA ADJUSTMENTS


Statement of Operations Adjustments:

(A) Represents the elimination of transaction fees associated with the issuance of the New Notes as it is assumed the transaction occurred on January 1, 2003.

(B) Represents reduction in amortization expense of deferred financing fees of Existing Notes due to the extension of the amortization period associated with the term of the New Notes, which mature in 2008.

(C) Represents an increase in interest income as a result of higher cash balances due to the elimination of interest payments on the existing notes offset by the impact of the consent fee and estimated transaction fees.

(D)  Represents the reversal of historical interest expense.

(E) Represents interest expense on Existing Notes at the interest rate of 11%, alternatively at $22 million and $46.2 million in aggregate principal for an 80% and 58% exchange scenario, respectively.

(F) Represents interest expense on New Notes at the interest rate of 3%, alternatively at $88 million and $63.8 million in the aggregate principal for an 80% and 58% exchange scenario, respectively.

(G) Represents amortization expense using the interest method of the consent fee paid (10% of the face value of the Existing Notes exchanged) upon exchange of the Existing Notes for New Notes.

(H) Represents the capitalized interest using the lower effective interest rate as a result of the issuance of the New Notes. Assumes the same level of capital investment and construction periods but a lower effective rate of interest.

(I)  Assumes 10 million shares are issued and outstanding as of this date.

                       GB HOLDINGS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2004
                          ASSUMING 80% AND 58% EXCHANGE

PRO FORMA ADJUSTMENTS


Balance Sheet Adjustments:


(J) Represents the net decrease in Cash and Cash Equivalents as of March 31, 2004. Amount is equal to the cumulative amount of cash payments for the following items by exchange scenario:



                                                            80%              58%
                                                         exchanged        exchanged
                                                      ----------------  ---------------
     Consent fees.................................... $     8,800,000   $    6,380,000
     Estimated financing fees........................         527,000          527,000
     Accrued interest - Existing Notes...............          54,000           39,000
                                                      ----------------  ---------------
                                                      $     9,381,000   $    6,946,000
                                                      ================  ===============



(K) Represents consent fee (10% of the face value of Existing Notes exchanged) paid upon exchange of Existing Notes for New Notes.

(L) Represents the payment of interest associated with the Existing Notes upon exchange.

(M) Represents impact of the exchange of Existing Notes for New Notes on long-term debt in accordance with the assumption of an 80% exchange or 58% exchange.

(N) Represents the value of the warrants to purchase Atlantic Coast Entertainment Holdings, Inc. common stock (as determined by third party valuation), ultimately dividended to the shareholders of GB Holdings, Inc., in a less than 100% exchange scenario.

(O)  Represents the net pro forma adjustment to retained earnings.

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
                       INTRODUCTION TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     Capitalized terms used herein shall have the meaning set forth in the body of the registration statement to which these statements are attached.


     The following unaudited pro forma condensed consolidated balance sheets and related notes of Atlantic Coast Entertainment Holdings, Inc. and Subsidiary have been prepared as if the Transaction occurred on December 31, 2003 and the following unaudited pro forma condensed consolidated statements of operations and related notes reflect adjustments to Atlantic Coast Entertainment Holdings, Inc. and Subsidiary for the year ended December 31, 2003 as if the Transaction occurred on January 1, 2003 and give effect to the following:


          (i) GB Holdings will transfer all of its assets (other than the stock of GB Property and Greate Bay Hotel) and liabilities (other than its obligations under the Existing Notes) to Greate Bay Hotel;

          (ii) Greate Bay Hotel will transfer all of the assets which it received from GB Holdings and substantially all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes and cancel such Notes); Atlantic Holdings will subsequently transfer to ACE Gaming all of the assets and liabilities (excluding the cash Atlantic Holdings pays to the holders of Existing Notes that exchange) that it received from Greate Bay Hotel;

          (iii) Effect of Atlantic Holdings offer to the holders of the outstanding Existing Notes the opportunity to tender for exchange such Existing Notes for (a) $100 in cash for every $1,000 in principal amount of the Existing Notes exchanged in such Transaction assuming a 100%, 80% and 58% exchange, (b) on a dollar for dollar basis, the New Notes, and (c) a cash payment of accrued, but unpaid interest on the Existing Notes;

          (iv) Through a series of mergers, GB Property, Greate Bay Hotel, and GB Holdings will merge and GB Holdings will be the surviving entity so that the Existing Notes exchanged for the New Notes will be cancelled; GB Holdings will own the Atlantic Holdings Securities transferred by Atlantic Holdings; and Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings (immediately prior to the completion of the Transaction);

          (v) Assuming a 100% exchange, Atlantic Holdings will distribute 2,750,000 shares of its common stock to GB Holdings and GB Holdings will distribute such stock to its stockholders, or assuming an 80% or 58% exchange, Atlantic Holdings will distribute warrants to purchase 2,750,000 shares of Atlantic Holdings common stock, at an exercise price of $.01 per share to GB Holdings and GB Holdings will distribute such warrants to its stockholders. It is also assumed that in a 100% exchange that GB Holdings will be dissolved.

     The following unaudited pro forma condensed financial statements assume that all Existing Notes held by affiliates of Carl C. Icahn (58% of the Existing Notes) will be exchanged in their entirety and do not assume the impact of converting the New Notes to common stock of Atlantic Coast Entertainment Holdings, Inc. The transfer of net assets has been accounted for as an exchange of net assets between entities under common control, whereby the entity receiving the net assets shall initially recognize the assets and liabilities transferred at their historical carrying amount in the accounts of the transferring entity at the date of transfer (December 31, 2003 in the following unaudited pro forma balance sheets). No gain or loss is recorded relating to the transfer. The distribution of Atlantic Holdings common stock assuming, a 100% exchange, to the shareholders of GB Holdings has also been accounted for as a transfer of entities under common control as the stockholders of GB Holdings are not receiving additional ownership rights.

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                             ASSUMING 100% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                      IMPACT OF PRO FORMA ADJUSTMENTS
                                                       --------------------------------------------------------------
                                                                        TRANSFER OF       EXCHANGE        PRO FORMA
                                                        HISTORICAL      OPERATIONS        OF DEBT        AS ADJUSTED
                                                       -------------  --------------    ------------    -------------
Revenues:
   Casino...........................................   $         --   $     183,036 (A) $        --     $    183,036
   Rooms............................................             --          10,983 (A)          --           10,983
   Food and beverage................................             --          21,946 (A)          --           21,946
   Other............................................             --           3,925 (A)          --            3,925
                                                       -------------  --------------    ------------    -------------
                                                                 --         219,890              --          219,890
   Less - promotional allowances....................             --         (49,632)(A)          --          (49,632)
                                                       -------------  --------------    ------------    -------------
     Net revenues...................................             --         170,258              --          170,258
                                                       -------------  --------------    ------------    -------------
Expenses:
   Casino...........................................             --         131,117 (A)          --          131,117
   Rooms............................................             --           2,354 (A)          --            2,354
   Food and beverage................................             --           9,461 (A)          --            9,461
   Other............................................             --           3,117 (A)          --            3,117
   General and administrative.......................             --          11,582 (A)          --           11,582
   Depreciation and amortization, including
     provision for obligatory investments...........             --          16,244 (A)          --           15,955
     Adjust deferred financing fees - Existing Notes                                           (289)(C)
   Gain on disposal of fixed assets.................             --            (105)(A)          --             (105)
                                                       -------------  --------------    ------------    -------------
     Total expenses.................................             --         173,770            (289)         173,481
                                                       -------------  --------------    ------------    -------------
Income (loss) from operations ......................             --          (3,512)            289           (3,223)
                                                       -------------  --------------    ------------    -------------
Non-operating income (expense):
   Interest income..................................             --             627 (A)          --              488
     Adjust for lower invested balances.............                                           (139)(D)
   Interest expense - New Notes.....................             --              --          (3,300)(E)       (5,131)
     Amortize valuation allowance - New Notes.......                                         (1,913)(F)
     Adjust capitalized interest....................              .                              82 (G)
   Debt restructuring costs.........................             --          (1,843)(A)      (1,237)(B)       (3,080)
                                                       -------------  --------------    ------------    -------------
   Total non-operating expense, net.................             --          (1,216)         (6,507)          (7,723)
                                                       -------------  --------------    ------------    -------------
Loss before income taxes............................             --          (4,728)         (6,218)         (10,946)
   Income tax provision.............................             --            (958)(H)          --             (958)
                                                       -------------  --------------    ------------    -------------
Net loss............................................   $         --   $      (5,686)    $    (6,218)    $    (11,904)
                                                       =============  ==============    ============    =============
Basic loss per common share.........................   $         --                                     $      (4.33)(I)
                                                       =============                                    =============
Diluted loss per common share.......................   $         --                                     $      (4.33)(I)
                                                       =============                                    =============
Weighted average common shares outstanding..........             --                                        2,750,000 (I)
                                                       =============                                    =============
Weighted average fully diluted common shares
   outstanding......................................             --                                        2,750,000 (I)
                                                       =============                                    =============
Ratio of Earnings to Fixed Charges..................             --                                               --
                                                        ------------                                    -------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                              ASSUMING 80% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                     IMPACT OF PRO FORMA ADJUSTMENTS
                                                   -------------------------------------------------------------------
                                                                    TRANSFER OF         EXCHANGE          PRO FORMA
                                                     HISTORICAL     OPERATIONS          OF DEBT          AS ADJUSTED
                                                   --------------  ---------------    -------------    ---------------
Revenues:
   Casino.......................................   $          --   $      183,036 (A) $         --     $      183,036
   Rooms........................................              --           10,983 (A)           --             10,983
   Food and beverage............................              --           21,946 (A)           --             21,946
   Other........................................              --            3,925 (A)           --              3,925
                                                   --------------  ---------------    -------------    ---------------
                                                              --          219,890               --            219,890
   Less - promotional allowances................              --          (49,632)(A)           --            (49,632)
                                                   --------------  ---------------    -------------    ---------------
     Net revenues...............................              --          170,258               --            170,258
                                                   --------------  ---------------    -------------    ---------------
Expenses:
   Casino.......................................              --          131,117 (A)           --            131,117
   Rooms........................................              --            2,354 (A)           --              2,354
   Food and beverage............................              --            9,461 (A)           --              9,461
   Other........................................              --            3,117 (A)           --              3,117
   General and administrative...................              --           11,582 (A)           --             11,582
   Depreciation and amortization, including
     provision for obligatory investments.......              --           16,244 (A)           --             15,902
     Adjust deferred financing fees - Existing
        Notes...................................                                              (342)(C)
   Gain on disposal of assets...................              --             (105)(A)           --               (105)
                                                   --------------  ---------------    -------------    ---------------
     Total expenses (income)....................              --          173,770             (342)           173,428
                                                   --------------  ---------------    -------------    ---------------
Income (loss) from operations...................              --           (3,512)             342             (3,170)
                                                   --------------  ---------------    -------------    ---------------
Non-operating income (expense):
   Interest income..............................              --              627 (A)                             505
     Adjust for lower invested balances.........                                              (122)(D)
   Interest expense - New Notes.................              --               --           (2,640)(E)         (4,088)
     Amortize consent fees - New Notes..........                                            (1,530)(F)
     Adjust capitalized interest................                                                82 (G)
   Debt restructuring costs.....................              --           (1,843)(A)       (1,237)(B)         (3,080)
                                                   --------------  ---------------    -------------    ---------------
   Total non-operating expense, net.............              --           (1,216)          (5,447)            (6,663)
                                                   --------------  ---------------    -------------    ---------------
Loss before income taxes........................              --           (4,728)          (5,105)            (9,833)
   Income tax provision.........................              --             (958)(H)           --               (958)
                                                   --------------  ---------------    -------------    ---------------
Net loss........................................   $          --   $       (5,686)    $     (5,105)    $      (10,791)
                                                   ==============  ===============    =============    ===============
Basic loss per common share.....................   $          --                                       $        (7.44)(I)
                                                   ==============                                      ===============
Diluted loss per common share...................   $          --                                       $        (7.44)(I)
                                                   ==============                                      ===============
Weighted average common shares outstanding......              --                                            1,450,000 (I)
                                                   ==============                                      ===============
Weighted average fully diluted common shares
   outstanding..................................              --                                            1,450,000 (I)
                                                   ==============                                      ===============
Ratio of earnings to fixed charges..............              --                                                   --
                                                   --------------                                      ---------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                              ASSUMING 58% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                      IMPACT OF PRO FORMA ADJUSTMENTS
                                                     ---------------------------------------------------------------
                                                                      TRANSFER OF       EXCHANGE        PRO FORMA
                                                       HISTORICAL     OPERATIONS        OF DEBT        AS ADJUSTED
                                                     -------------  --------------    ------------    --------------
Revenues:
   Casino.........................................   $         --   $     183,036 (A) $        --     $     183,036
   Rooms..........................................             --          10,983 (A)          --            10,983
   Food and beverage..............................             --          21,946 (A)          --            21,946
   Other..........................................             --           3,925 (A)          --             3,925
                                                     -------------  --------------    ------------    --------------
                                                               --         219,890              --           219,890
   Less - promotional allowances..................             --         (49,632)(A)          --           (49,632)
                                                     -------------  --------------    ------------    --------------
     Net revenues.................................             --         170,258              --           170,258
                                                     -------------  --------------    ------------    --------------

Expenses:
   Casino.........................................             --         131,117 (A)          --           131,117
   Rooms..........................................             --           2,354 (A)          --             2,354
   Food and beverage..............................             --           9,461 (A)          --             9,461
   Other..........................................             --           3,117 (A)          --             3,117
   General and administrative.....................             --          11,582 (A)          --            11,582
   Depreciation and amortization, including
     provision for obligatory investments.........             --          16,244 (A)          --            15,843
     Adjust deferred financing fees - Existing
        Notes.....................................                                           (401)(C)
   Gain on disposal of assets.....................             --            (105)(A)          --              (105)
                                                     -------------  --------------    ------------    --------------
     Total expenses (income)......................             --         173,770            (401)          173,369
                                                     -------------  --------------    ------------    --------------
Income (loss) from operations.....................             --          (3,512)            401            (3,111)
                                                     -------------  --------------    ------------    --------------
Non-operating income(expense):
   Interest income................................             --             627 (A)                           533
     Adjust for lower invested balances...........                                            (94)(D)
   Interest expense - New Notes...................             --              --          (1,914)(E)        (2,942)
     Amortize consent fee - New Notes.............                                         (1,110)(F)
     Adjust capitalized interest..................                                             82 (G)
   Debt restructuring costs.......................             --          (1,843)(A)      (1,237)(B)        (3,080)
                                                     -------------  --------------    ------------    --------------
   Total non-operating expense, net...............             --          (1,216)         (4,273)           (5,489)
                                                     -------------  --------------    ------------    --------------
Loss before income taxes..........................             --          (4,728)         (3,872)           (8,600)
   Income tax provision...........................             --            (958)(H)          --              (958)
                                                     -------------  --------------    ------------    --------------
Net loss..........................................   $         --   $      (5,686)    $    (3,872)    $      (9,558)
                                                     =============  ==============    ============    ==============
Basic loss per common share.......................   $         --                                     $       (3.14)(I)
                                                     =============                                    ==============
Diluted loss per common share.....................   $         --                                     $       (3.14)(I)
                                                     =============                                    ==============
Weighted average common shares outstanding........             --                                         3,045,000 (I)
                                                     =============                                    ==============
Weighted average fully diluted common shares
   outstanding....................................             --                                         3,045,000 (I)
                                                     =============                                    ==============
Ratio of earnings to fixed charges................             --                                                --
                                                     -------------                                    --------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                           AND AS OF DECEMBER 31, 2003

PRO FORMA ADJUSTMENTS

     Statements of Operations Adjustments:

(A) Represents the inclusion of the amounts presented in the respective statement of operations of GB Holdings and Subsidiaries for the year ended December 31, 2003 (exclusive of any interest attributed to the Existing Notes) as the result of operations are to be recorded by Atlantic Holdings and Subsidiary.

(B) Represents the estimated transaction fees associated with the issuance of the New Notes.

(C) Represents the removal of deferred financing costs related to the Existing Notes contained in the amount of the "Depreciation and Amortization, including Provision for obligatory investments" of GB Holdings and Subsidiaries.

(D) Represents a decrease in interest income as a result of lower cash balances due to the payments of consent fee, estimated transaction fees and accelerated interest payments, net of the benefit of discontinued interest payments on Existing Notes.

(E) Represent interest on the New Notes issued in exchange for Existing Notes which is accrued at 3% annually with the resulting expense as follows by period for each exchange scenario:

                                         100%            80%             58%
                                      exchanged       exchanged       exchanged
                                    --------------- --------------- ---------------
     Year ended 12/31/03..........   $   3,300,000   $   2,640,000   $   1,914,000


(F) Represents amortization expense using the interest method of the consent fee paid (10% of the face value of Existing Notes exchanged) upon exchange of the Existing Notes for New Notes, which mature on September 29, 2008.

(G) Represent the capitalized interest using the lower effective interest rate as a result of the issuance of the New Notes. Assumes the same level of capital investment and construction periods but a lower effective rate of interest.

(H) The income tax provision includes any applicable tax expense from the New Jersey alternative minimum assessment (AMA) enacted as part of the Business Tax Reform Act on July 2, 2002 and for periods ended after July 2003 a minimum casino income tax provision.

(I) New Notes may be exchanged for shares of common stock of Atlantic Coast Entertainment Holdings, Inc. under certain circumstances according to the Stated Ratio, as defined. Atlantic Coast Entertainment Holdings, Inc. fully diluted shares calculation by exchange scenario is as follows assuming a Stated Ratio of 65.909 shares of common stock of Entertainment Holdings, Inc. per $1,000 principal amount of New Notes:

     In a less than 100% exchange scenario, warrants will be issued to the shareholders of GB Holdings, Inc., allowing them to purchase up to 2,750,000 shares of common stock of Atlantic Coast Entertainment Holdings, Inc.

                                                          100%               80%                   58%
                                                        exchange           exchange              exchange
                                                    -----------------  -----------------   ------------------
     Convertible notes equivalent shares..........         7,250,000          7,250,000            7,250,000
     Exchange percentage..........................               100%                80%                  58%
                                                    -----------------  -----------------   ------------------
     Shares available to New Note holders.........         7,250,000          5,800,000            4,205,000
     Shares available to Warrant holders..........                --          2,750,000            2,750,000
     Shares issued and outstanding................         2,750,000          1,450,000            3,045,000
                                                    -----------------  -----------------   ------------------
     Total common stock equivalents...............        10,000,000         10,000,000           10,000,000
                                                    =================  =================   ==================



     In all pro forma statement of operations presented, Atlantic Coast Entertainment Holdings, Inc. has a net loss. Therefore, the diluted weighted average shares outstanding are the same as basic for all periods presented. The effect of assuming the conversion of the New Notes would be antidilutive. Since the Warrants are only exercisable under specific conditions which are contingent upon future events, they will not be included in determining the diluted weighted average shares outstanding until the resolution of such contingencies.

     The calculations of income loss per common share are presented below:

                      For the Year Ended December 31, 2003



                                                         100%                80%                  58%
                                                       exchange           exchange              exchange
                                                   -----------------  ------------------  ------------------
     Numerator

      Net loss.................................... $    (11,904,000)    $    (10,791,000)    $    (9,558,000)

     Denominator

     Weighted average number of common shares
        outstanding - basic and dilutive..........        2,750,000           1,450,000           3,045,000
                                                   -----------------  ------------------  ------------------
     Basic and dilutive loss per common share.....  $         (4.33)   $          (7.44)    $         (3.14)
                                                   =================  ==================  ==================

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                             ASSUMING 100% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                       IMPACT OF PRO FORMA ADJUSTMENTS
                                                       --------------------------------------------------------------
                                                                       TRANSFER OF       EXCHANGE        PRO FORMA
                                                        HISTORICAL     OPERATIONS        OF DEBT        AS ADJUSTED
                                                       ------------  --------------    ------------    --------------
Revenues:
   Casino...........................................   $        --   $      44,500 (A) $        --     $      44,500
   Rooms............................................            --           2,285 (A)          --             2,285
   Food and beverage................................            --           4,988 (A)          --             4,988
   Other............................................            --             930 (A)          --               930
                                                       ------------  --------------    ------------    --------------
                                                                --          52,703              --            52,703
   Less - promotional allowances....................            --         (11,254)(A)          --           (11,254)
                                                       ------------  --------------    ------------    --------------
     Net revenues...................................            --          41,449              --            41,449
                                                       ------------  --------------    ------------    --------------
Expenses:
   Casino...........................................            --          30,331 (A)          --            30,331
   Rooms............................................            --             608 (A)          --               608
   Food and beverage................................            --           2,090 (A)          --             2,090
   Other............................................            --             697 (A)          --               697
   General and administrative.......................            --           2,873 (A)          --             2,873
   Depreciation and amortization, including
     provision for obligatory investments...........            --           4,073 (A)          --             4,001
     Adjust deferred financing fees - Existing Notes                            --             (72)(C)            --
                                                       ------------  --------------    ------------    --------------
     Total expenses (income)...................                 --          40,672             (72)           40,600
                                                       ------------  --------------    ------------    --------------
Income from operations..............................            --             777              72               849
                                                       ------------  --------------    ------------    --------------
Non-operating income (expense):
   Interest income..................................            --             111 (A)          --               115
     Adjust for higher invested balances............                                             4 (D)
   Interest expense - New Notes.....................            --              --            (825)(E)        (1,295)
     Amortize valuation allowance - New Notes.......                            --            (478)(F)
     Adjust capitalized interest....................                                             8 (G)
   Debt restructuring costs.........................            --            (710)(A)         710(B)             --
                                                       ------------  --------------    ------------    --------------
   Total non-operating expense, net.................            --            (599)           (581)           (1,180)
                                                       ------------  --------------    ------------    --------------
Income (loss) before income taxes...................            --             178            (509)             (331)
   Income tax provision.............................            --            (267)(H)          --              (267)
                                                       ------------  --------------    ------------    --------------
Net loss............................................   $        --   $         (89)    $      (509)    $        (598)
                                                       ============  ==============    ============    ==============
Basic loss per common share.........................   $        --                                     $       (0.22) (R)
                                                       ============                                    ==============
Diluted loss per common share.......................   $        --                                     $       (0.22) (R)
                                                       ============                                    ==============
Weighted average common shares outstanding..........            --                                         2,750,000  (R)
                                                       ============                                    ==============
Weighted average fully diluted common shares
   outstanding......................................            --                                         2,750,000  (R)
                                                       ============                                    ==============
Ratio of Earnings to Fixed Charges..................            --                                                --
                                                       ------------                                    --------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                ($ IN THOUSANDS)
                             ASSUMING 100% EXCHANGE



                                                                             IMPACT OF PRO FORMA ADJUSTMENTS
                                                            ---------------------------------------------------------------
                                                                            TRANSFER OF        EXCHANGE        PRO FORMA
                                                             HISTORICAL     OPERATIONS         OF DEBT        AS ADJUSTED
                                                            ------------  --------------    -------------    --------------
ASSETS:
Current Assets:
   Cash and cash equivalents............................    $         1   $      28,061 (I) $         --     $      16,468
     Adjust for decreased cash balances ................                                         (11,594)(J)
   Accounts receivable, net of allowance of $5,220......                          5,172 (I)           --             5,172
   Inventories .........................................             --           2,114 (I)           --             2,114
   Income tax deposits .................................             --           1,364 (I)           --             1,364
   Prepaid expenses and other current assets............             --           2,639 (I)           --             5,083
     Add consent Fees - New Notes.......................             --              --            2,444 (K)            --
                                                            ------------  --------------    -------------    --------------
     Total current assets...............................              1          39,350           (9,150)           30,201
                                                            ------------  --------------    -------------    --------------
Property and Equipment:
   Land.................................................             --          54,344 (I)           --            54,344
   Buildings and improvements...........................             --          88,262 (I)           --            88,262
   Equipment............................................                         65,798 (I)           --            65,798
   Construction in progress.............................             --           3,141 (I)           --             3,141
                                                            ------------  --------------    -------------    --------------
                                                                     --         211,545               --           211,545
   Less - accumulated depreciation and amortization.....             --         (43,528)(I)           --           (43,528)
                                                            ------------  --------------    -------------    --------------
   Property and equipment, net..........................             --         168,017               --           168,017
                                                            ------------  --------------    -------------    --------------
Other Assets:...........................................
   Obligatory investments, net of allowances of $11,702.             --          10,875 (I)           --            10,875
   Other assets.........................................             --           1,623 (I)           --            10,179
     Add consent Fees - New Notes.......................             --              --            8,556 (K)            --
                                                            ------------  --------------    -------------    --------------
     Total other assets.................................             --          12,498            8,556            21,054
                                                            ------------  --------------    -------------    --------------
                                                            $         1   $     219,865     $       (594)    $     219,272
                                                            ============  ==============    =============    ==============
LIABILITIES:
Current Liabilities
   Accounts payable.....................................    $        --   $       4,300 (I) $         --     $       4,300
   Accrued liabilities..................................
     Salaries and wages.................................             --           4,027 (I)           --             4,027
     Interest...........................................             --              67 (I)          (67)(O)            --
     Gaming obligations.................................             --           2,885 (I)           --             2,885
     Insurance..........................................             --           3,136 (I)           --             3,136
     Other..............................................             --           3,156 (I)           --             3,156
                                                            ------------  --------------    -------------    --------------
     Total current liabilities..........................             --          17,571              (67)           17,504
                                                            ------------  --------------    -------------    --------------
Long-Term Debt, net of current maturities...............             --              --          110,000 (L)       110,000
                                                            ------------  --------------    -------------    --------------
Other Noncurrent Liabilities............................                          3,799 (I)           --             3,799
                                                            ------------  --------------    -------------    --------------
Commitments and Contingencies                                        --              --               --                --
Shareholders' Equity:
   Preferred stock, $. 01 par value per share;5,000,000
     shares authorized; 0 shares outstanding............             --              --               --                --
   Common Stock, $. 01 par value per share;20,000,000
     shares authorized; 2,750,000 shares issued and
     outstanding .......................................             --              28 (M)           --                28
   Additional paid-in capital...........................              1         198,467 (N)     (110,527)(N)        87,941
   Accumulated deficit..................................             --              --               --                --
                                                            ------------  --------------    -------------    --------------
     Total shareholders' equity.........................              1         198,495         (110,527)           87,969
                                                            ------------  --------------    -------------    --------------
                                                            $         1   $     219,865     $       (594)    $     219,272
                                                            ============  ==============    =============    ==============

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                              ASSUMING 80% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                 IMPACT OF PRO FORMA ADJUSTMENTS
                                                   -------------------------------------------------------------
                                                                  TRANSFER OF       EXCHANGE         PRO FORMA
                                                    HISTORICAL    OPERATIONS         OF DEBT        AS ADJUSTED
                                                   ------------  -------------    -------------    -------------
Revenues:
   Casino.......................................   $        --   $     44,500 (A) $         --     $     44,500
   Rooms........................................            --          2,285 (A)           --            2,285
   Food and beverage............................            --          4,988 (A)           --            4,988
   Other........................................            --            930 (A)           --              930
                                                   ------------  -------------    -------------    -------------
                                                            --         52,703               --           52,703
   Less - promotional allowances................            --        (11,254)(A)           --          (11,254)
                                                   ------------  -------------    -------------    -------------
     Net revenues...............................            --         41,449               --           41,449
                                                   ------------  -------------    -------------    -------------
Expenses:
   Casino.......................................            --         30,331 (A)           --           30,331
   Rooms........................................            --            608 (A)           --              608
   Food and beverage............................            --          2,090 (A)           --            2,090
   Other........................................            --            697 (A)           --              697
   General and administrative...................            --          2,873 (A)           --            2,873
   Depreciation and amortization, including
     provision for obligatory investments.......            --          4,073 (A)           --            3,987
     Adjust deferred financing fees - Existing
        Notes...................................                                           (86)(C)
                                                   ------------  -------------    -------------    -------------
     Total expenses (income)....................            --         40,672              (86)          40,586
                                                   ------------  -------------    -------------    -------------
Income from operations..........................            --            777               86              863
                                                   ------------  -------------    -------------    -------------
Non-operating income (expense):
   Interest income..............................            --            111 (A)           --              113
     Adjust for higher invested balances........                                             2 (D)
   Interest expense - New Notes.................            --             --             (660)(E)       (1,035)
     Amortize consent fees - New Notes..........                                          (383)(F)
     Adjust capitalized interest................                                             8 (G)
    Debt restructuring                                      --           (710)(A)          710 (B)           --
                                                   ------------  -------------    -------------    -------------
   Total non-operating expense, net.............            --           (599)            (323)            (922)
                                                   ------------  -------------    -------------    -------------
Income (loss) before income taxes...............            --            178             (237)             (59)
   Income tax provision.........................            --           (267)(H)           --             (267)
                                                   ------------  -------------    -------------    -------------
Net loss........................................   $        --   $        (89)    $       (237)    $       (326)
                                                   ============  =============    =============    =============
Basic loss per common share.....................   $        --                                     $       (.22) (R)
                                                   ============                                    =============
Diluted loss per common share...................   $        --                                     $       (.22) (R)
                                                   ============                                    =============
Weighted average common shares outstanding......            --                                        1,450,000  (R)
                                                   ============                                    =============
Weighted average fully diluted common shares
   outstanding..................................            --                                        1,450,000  (R)
                                                   ============                                    =============
Ratio of earnings to fixed charges..............                                                             --
                                                                                                   -------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                 ($IN THOUSANDS)
                              ASSUMING 80% EXCHANGE



                                                                             IMPACT OF PRO FORMA ADJUSTMENTS
                                                            -------------------------------------------------------------
                                                                            TRANSFER OF       EXCHANGE         PRO FORMA
                                                             HISTORICAL     OPERATIONS        OF DEBT        AS ADJUSTED
                                                            ------------  -------------    ------------    --------------
ASSETS:
Current Assets:
   Cash and cash equivalents............................    $         1   $     28,061 (I) $        --     $      18,681
     Adjust for decreased cash balances ................                                       (9,381)(J)
   Accounts receivable, net of allowance of $5,220......                         5,172 (I)          --             5,172
   Inventories .........................................             --          2,114 (I)          --             2,114
   Income tax deposits .................................             --          1,364 (I)          --             1,364
   Prepaid expenses and other current assets............             --          2,639 (I)          --             4,595
     Add consent Fees - New Notes.......................             --             --           1,956 (K)
                                                            ------------  -------------    ------------    --------------
     Total current assets...............................              1         39,350          (7,425)           31,926
                                                            ------------  -------------    ------------    --------------
Property and Equipment:
   Land.................................................             --         54,344 (I)          --            54,344
   Buildings and improvements...........................             --         88,262 (I)          --            88,262
   Equipment............................................                        65,798 (I)          --            65,798
   Construction in progress.............................             --          3,141 (I)          --             3,141
                                                            ------------  -------------    ------------    --------------
                                                                     --        211,545              --           211,545
   Less - accumulated depreciation and amortization.....             --        (43,528)(I)          --           (43,528)
                                                            ------------  -------------    ------------    --------------
   Property and equipment, net..........................             --        168,017              --           168,017
                                                            ------------  -------------    ------------    --------------
Other Assets:...........................................
   Obligatory investments, net of allowances of $11,702.             --         10,875 (I)          --            10,875
   Other assets.........................................             --          1,623 (I)          --             8,273
     Deduct deferred financing fees - Existing Notes                 --             --            (194)(Q)            --
     Add consent Fees - New Notes.......................             --             --           6,844 (K)            --
                                                            ------------  -------------    ------------    --------------
     Total other assets.................................             --         12,498           6,650            19,148
                                                            ------------  -------------    ------------    --------------
                                                            $         1   $    219,865     $      (775)    $     219,091
                                                            ============  =============    ============    ==============
LIABILITIES:
Current Liabilities
   Accounts payable.....................................    $        --   $      4,300 (I) $        --     $       4,300
   Accrued liabilities..................................
     Salaries and wages.................................             --          4,027 (I)          --             4,027
     Interest...........................................             --             67 (I)         (54)(O)            13
     Gaming obligations.................................             --          2,885 (I)          --             2,885
     Insurance..........................................             --          3,136 (I)          --             3,136
     Other..............................................             --          3,156 (I)          --             3,156
                                                            ------------  -------------    ------------    --------------
     Total current liabilities..........................             --         17,571             (54)           17,517
                                                            ------------  -------------    ------------    --------------
Long-Term Debt, net of current maturities...............             --             --          88,000 (L)        88,000
                                                            ------------  -------------    ------------    --------------
Other Noncurrent Liabilities............................                         3,799 (I)          --             3,799
                                                            ------------  -------------    ------------    --------------
Commitments and Contingencies                                        --             --              --                --
Shareholders' Equity:
   Preferred stock, $. 01 par value per share;5,000,000
     shares authorized; 0 shares outstanding............             --             --              --                --
   Common Stock, $. 01 par value per share;20,000,000
     shares authorized; 1,450,000 shares issued and
     outstanding .......................................             --             15 (M)          --                15
   Additional paid-in capital...........................              1        165,480 (N)     (88,721)(N)        76,760
   Warrants outstanding                                                         33,000 (P)          --            33,000
   Accumulated deficit..................................             --             --              --                --
                                                            ------------  -------------    ------------    --------------
     Total shareholders' equity.........................              1        198,495         (88,721)          109,775
                                                            ------------  -------------    ------------    --------------
                                                            $         1   $    219,865     $      (775)    $     219,091
                                                            ============  =============    ============    ==============

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2004
                              ASSUMING 58% EXCHANGE
                     ($ IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                       IMPACT OF PRO FORMA ADJUSTMENTS
                                                   -----------------------------------------------------------------
                                                                     TRANSFER OF        EXCHANGE         PRO FORMA
                                                     HISTORICAL      OPERATIONS         OF DEBT         AS ADJUSTED
                                                   -------------  ---------------    -------------    --------------
Revenues:
   Casino.......................................   $         --   $       44,500 (A) $         --     $      44,500
   Rooms........................................             --            2,285 (A)           --             2,285
   Food and beverage............................             --            4,988 (A)           --             4,988
   Other........................................             --              930 (A)           --               930
                                                   -------------  ---------------    -------------    --------------
                                                             --           52,703               --            52,703
   Less - promotional allowances................             --          (11,254)(A)           --           (11,254)
                                                   -------------  ---------------    -------------    --------------
     Net revenues...............................             --           41,449               --            41,449
                                                   -------------  ---------------    -------------    --------------
Expenses:
   Casino.......................................             --           30,331 (A)           --            30,331
   Rooms........................................             --              608 (A)           --               608
   Food and beverage............................             --            2,090 (A)           --             2,090
   Other........................................             --              697 (A)           --               697
   General and administrative...................             --            2,873 (A)           --             2,873
   Depreciation and amortization, including
     provision for obligatory investments.......             --            4,073 (A)           --             3,973
     Adjust deferred financing fees - Existing
        Notes...................................                                             (100)(C)
                                                   -------------  ---------------    -------------    --------------
     Total expenses (income)....................             --           40,672             (100)           40,572
                                                   -------------  ---------------    -------------    --------------
Income from operations..........................             --              777              100               877
                                                   -------------  ---------------    -------------    --------------
Non-operating income (expense):
   Interest income..............................             --              111 (A)                            112
     Adjust for higher invested balances........                                                1 (D)
   Interest expense - New Notes.................             --               --             (479)(E)          (748)
     Amortize consent fees - New Notes..........                                             (277)(F)
     Adjust capitalized interest................                                                8 (G)
    Debt restructuring                                       --             (710)(A)          710  (B)           --
                                                   -------------  ---------------    -------------    --------------
   Total non-operating expense, net.............             --             (599)             (37)             (636)
                                                   -------------  ---------------    -------------    --------------
Income before income taxes......................             --              178               63               241
   Income tax provision.........................             --             (267)(H)           --              (267)
                                                   -------------  ---------------    -------------    --------------
Net income (loss)...............................   $         --   $          (89)    $         63     $         (26)
                                                   =============  ===============    =============    ==============
Basic loss per common share.....................   $         --                                       $       (0.01) (R)
                                                   =============                                      ==============
Diluted loss per common share...................   $         --                                       $       (0.01) (R)
                                                   =============                                      ==============
Weighted average common shares outstanding......             --                                           3,045,000  (R)
                                                   =============                                      ==============
Weighted average fully diluted common shares
   outstanding..................................             --                                           3,045,000  (R)
                                                   =============                                      ==============
Ratio of earnings to fixed charges..............                                                               1.24
                                                                                                      --------------

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                 ($IN THOUSANDS)
                              ASSUMING 58% EXCHANGE



                                                                            IMPACT OF PRO FORMA ADJUSTMENTS
                                                            --------------------------------------------------------------
                                                                            TRANSFER OF       EXCHANGE        PRO FORMA
                                                             HISTORICAL     OPERATIONS        OF DEBT        AS ADJUSTED
                                                            ------------  --------------    ------------    --------------
ASSETS:
Current Assets:
   Cash and cash equivalents............................    $         1   $      28,061 (I) $        --     $      21,116
     Adjust for decreased cash balances ................                                         (6,946)(J)
   Accounts receivable, net of allowance of $5,220......                          5,172 (I)          --             5,172
   Inventories .........................................             --           2,114 (I)          --             2,114
   Income tax deposits .................................             --           1,364 (I)          --             1,364
   Prepaid expenses and other current assets............             --           2,639 (I)          --             4,057
     Add consent Fees - New Notes.......................             --              --           1,418 (K)
                                                            ------------  --------------    ------------    --------------
     Total current assets...............................              1          39,350          (5,528)           33,823
                                                            ------------  --------------    ------------    --------------
Property and Equipment:
   Land.................................................             --          54,344 (I)          --            54,344
   Buildings and improvements...........................             --          88,262 (I)          --            88,262
   Equipment............................................                         65,798 (I)          --            65,798
   Construction in progress.............................             --           3,141 (I)          --             3,141
                                                            ------------  --------------    ------------    --------------
                                                                     --         211,545              --           211,545
   Less - accumulated depreciation and amortization.....             --         (43,528)(I)          --           (43,528)
                                                            ------------  --------------    ------------    --------------
   Property and equipment, net..........................             --         168,017              --           168,017
                                                            ------------  --------------    ------------    --------------
Other Assets:...........................................
   Obligatory investments, net of allowances of $11,702.             --          10,875 (I)          --            10,875
   Other assets.........................................             --           1,623 (I)          --             6,177
     Deduct deferred financing fees - Existing Notes                 --              --            (408)(Q)            --
     Add consent Fees - New Notes.......................             --              --           4,962 (K)            --
                                                            ------------  --------------    ------------    --------------
     Total other assets.................................             --          12,498           4,554            17,052
                                                            ------------  --------------    ------------    --------------
                                                            $         1   $     219,865     $      (974)    $     218,892
                                                            ============  ==============    ============    ==============
LIABILITIES:
Current Liabilities
   Accounts payable.....................................    $        --   $       4,300 (I) $        --     $       4,300
   Accrued liabilities..................................
     Salaries and wages.................................             --           4,027 (I)          --             4,027
     Interest...........................................             --              67 (I)         (39)(O)            28
     Gaming obligations.................................             --           2,885 (I)          --             2,885
     Insurance..........................................             --           3,136 (I)          --             3,136
     Other..............................................             --           3,156 (I)          --             3,156
                                                            ------------  --------------    ------------    --------------
     Total current liabilities..........................             --          17,571             (39)           17,532
                                                            ------------  --------------    ------------    --------------
Long-Term Debt, net of current maturities...............             --              --          63,800(L)         63,800
                                                            ------------  --------------    ------------    --------------
Other Noncurrent Liabilities............................                          3,799 (I)          --             3,799
                                                            ------------  --------------    ------------    --------------
Commitments and Contingencies                                        --              --              --                --
Shareholders' Equity:
   Preferred stock, $. 01 par value per share;
     5,000,000 shares authorized; 0 shares outstanding..             --              --              --                --
   Common Stock, $. 01 par value per share; 20,000,000
     shares authorized; 1,450,000 shares issued and
     outstanding .......................................             --              30 (M)          --                30
   Additional paid-in capital...........................              1         164,765 (N)     (64,735)(N)       100,031
   Warrants outstanding                                                          33,700 (P)          --            33,700
   Accumulated deficit..................................             --              --              --                --
                                                            ------------  --------------    ------------    --------------
     Total shareholders' equity.........................              1         198,495         (64,735)          133,761
                                                            ------------  --------------    ------------    --------------
                                                            $         1   $     219,865     $      (974)    $     218,892
                                                            ============  ==============    ============    ==============

           ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND SUBSIDIARY
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
               AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2004

PRO FORMA ADJUSTMENTS

     Statements of Operations Adjustments:

     (A) Represents the inclusion of the amounts presented in the respective statement of operations of GB Holdings and Subsidiaries for the three months ended March 31, 2004 (exclusive of any interest attributed to the Existing Notes) as the result of operations are to be recorded by Atlantic Holdings and Subsidiary.

     (B) Represents the elimination of transaction fees associated with the issuance of the New Notes as it is assumed the transaction occurred on January 1, 2003.

     (C) Represents the removal of deferred financing costs related to the Existing Notes contained in the amount of the "Depreciation and Amortization, including Provision for obligatory investments" of GB Holdings and Subsidiaries.

     (D) Represents an increase in interest income as a result of higher cash balances due to the elimination of interest payments on the existing notes offset by the impact of the consent fee and estimated transaction fees.

     (E) Represent interest on the New Notes issued in exchange for Existing Notes which is accrued at 3% annually with the resulting expense as follows by period for each exchange scenario:


                                                          100%            80%             58%
                                                       exchanged       exchanged       exchanged
                                                     --------------- --------------- ---------------
         Three months ended 3/31/04................   $     825,000   $     660,000   $     479,000


     (F) Represents amortization expense using the interest method of the consent fee paid (10% of the face value of Existing Notes exchanged) upon exchange of the Existing Notes for New Notes, which mature on September 29, 2008.


     (G) Represent the capitalized interest using the lower effective interest rate as a result of the issuance of the New Notes. Assumes the same level of capital investment and construction periods but a lower effective rate of interest.

     (H) The income tax provision includes any applicable tax expense from the New Jersey alternative minimum assessment (AMA) enacted as part of the Business Tax Reform Act on July 2, 2002 and for periods ended after July 2003 a minimum casino income tax provision.

Balance Sheet Adjustments:


     (I) Represents the inclusion of the assets and liabilities presented in the balance sheet of GB Holdings, Inc. and Subsidiaries as of March 31, 2004 as the result of the transfer of all assets and liabilities (excluding its obligations under the Existing Notes that are not tendered for exchange) to Atlantic Coast Entertainment Holdings, Inc. and Subsidiary.

     (J) Represents the net decrease in cash as of March 31, 2004. Amount is equal to the cumulative amount of estimated cash payments for the following items by each exchange scenario:


                                                  100%               80%             58%
                                                exchanged         exchanged       exchanged
                                             ----------------  ---------------- ---------------
          Consent fees...................... $    11,000,000   $     8,800,000       6,380,000
          Estimated financing fees..........         527,000           527,000         527,000
          Accrued interest..................          67,000            54,000          39,000
                                             ----------------  ---------------- ---------------
                                             $    11,594,000   $     9,381,000  $    6,946,000
                                             ================  ================ ===============

     (K) Represents consent fee paid upon exchange of Existing Notes for New Notes.

     (L) Represents the impact on long-term debt as a result of the issuance of New Notes at a 100% exchange ($110 million), 80% exchange ($88 million) and 58% exchange ($63.8 million).

     (M) Represents in a 100% exchange of the Existing Notes, the former shareholders of GB Holdings, Inc. and Subsidiaries receive their ownership in Atlantic Coast Entertainment Holdings, Inc. and Subsidiary. In a less than 100% exchange, GB Holdings, Inc. and Subsidiaries will own 100% of the outstanding shares of common stock of Atlantic Coast Entertainment Holdings, Inc. and Subsidiary.

     (N)  Represents the paid in capital as a result of the transaction.


     (O) Represents the payment of accrued interest on the Existing Notes upon exchange. The remaining accrued interest after the exchange represents Atlantic Coast Entertainment Holdings, Inc. contractual obligation to provide GB Holdings, Inc. the funds necessary to continue to pay the scheduled interest on the remaining portion of the Existing Notes in a 80% and 58% Exchange.


     (P) Represents the value of the outstanding warrants to purchase Atlantic Holdings common stock (as determined by third party valuation) ultimately dividended to the shareholders of GB Holdings in a less than 100% exchange scenario.

     (Q) Represents the reduction of deferred financing fees associated with Existing Notes included in other assets.

     (R) New Notes may be exchanged for shares of common stock of Atlantic Coast Entertainment Holdings, Inc. under certain circumstances according to the Stated Ratio, as defined. Atlantic Coast Entertainment Holdings, Inc. fully diluted shares calculation by exchange scenario is as follows assuming a Stated Ratio of 65.909 shares of common stock of Entertainment Holdings, Inc. per $1,000 principal amount of New Notes:

          In a less than 100% exchange scenario, warrants will be issued to the shareholders of GB Holdings, Inc., allowing them to purchase up to 2,750,000 shares of common stock of Atlantic Coast Entertainment Holdings, Inc.

                                                                 100%             80%              58%
                                                               exchange        exchange         exchange
                                                             --------------  --------------   --------------
        Convertible notes equivalent shares...............       7,250,000       7,250,000        7,250,000
        Exchange percentage...............................             100%             80%              58%
                                                             --------------  --------------   --------------
        Shares available to New Note holders..............       7,250,000       5,800,000        4,205,000
        Shares available to Warrant holders...............              --       2,750,000        2,750,000
        Shares issued and outstanding.....................       2,750,000       1,450,000        3,045,000
                                                             --------------  --------------   --------------
        Total common stock equivalents....................      10,000,000      10,000,000       10,000,000
                                                             ==============  ==============   ==============

          In all pro forma statement of operations presented, Atlantic Coast Entertainment Holdings, Inc. has a net loss. Therefore, the diluted weighted average shares outstanding are the same as basic for all periods presented. The effect of assuming the conversion of the New Notes would be antidilutive. Since the Warrants are only exercisable under specific conditions which are contingent upon future events, they will not be included in determining the diluted weighted average shares outstanding until the resolution of such contingencies.

          The calculations of income loss per common share are presented below:


     For the Three Months Ended March 31, 2004


                                                                   100%                 80%                 58%
                                                                 exchange             exchange           exchange
                                                             ------------------  -------------------  ----------------
Numerator

Net loss.................................................    $        (598,000 )  $        (326,000 )  $      (26,000 )

Denominator

Weighted average number of common shares outstanding
   - basic and dilutive..................................            2,750,000            1,450,000         3,045,000
                                                             ==================  ===================  ================
Basic and dilutive loss per common share.................    $           (0.22 )  $           (0.22 )  $        (0.01 )
                                                             ==================  ===================  ================

                                                                         ANNEX A

                          CERTIFICATE OF INCORPORATION
                                       OF
                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

          The undersigned, being over the age of eighteen years, in order to form a corporation pursuant to the provisions of the Delaware General Corporation Law, does hereby certify as follows:

          FIRST: The name of this corporation shall be: ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. (the "Corporation").

          SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

          THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware

          FOURTH: The total number of shares which the Corporation shall have authority to issue is 25,000,000, consisting of 20,000,000 shares of common stock, all of a par value of one cent ($.01) each ("Common Stock"), and 5,000,000 shares of preferred stock, all of a par value of one cent ($.01) each ("Preferred Stock"). The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of stock of the Corporation are as follows:


               (a)  Preferred Stock


                    (i) The Preferred Stock of the Corporation may be issued
               from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled in any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized.

                    (ii) Authority is hereby vested in the Board of Directors
               from time to time to authorize the issuance of one or more series of Preferred Stock and, in connection with the creation of such series, to fix by resolution or resolutions providing for the issuance of shares thereof the characteristics of each such series including, without limitation, the following:

                         (1) the maximum number of shares to constitute such
                    series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board of Directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

                         (2) whether the shares of such series shall have voting
                    powers, full or limited, or no voting powers, and if any, the terms of such voting powers;

                         (3) the dividend rate, if any, on the shares of such
                    series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative;

                         (4) whether the shares of such series shall be subject
                    to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption;

                         (5) the relative amounts, and the relative rights or
                    preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding-up of the Corporation;

                         (6) whether or not the shares of such series shall be
                    subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

                         (7) whether or not the shares of such series shall be
                    convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or nor issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same;

                         (8) the limitations and restrictions, if any, to be
                    effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock (as defined below) or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding-up;

                         (9) the conditions or restrictions, if any, upon the
                    creation of indebtedness of the Corporation or upon the issuance of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding-up; and

                         (10) any other preference and relative. participating,
                    optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this ARTICLE FOURTH or any resolution of the Board of Directors pursuant hereto.

               (b)  Common Stock

                         (i) The Common Stock of the Corporation may be issued
                    from time to time in any number of shares, provided that the aggregate number of shares issued and not canceled shall not exceed the total number of shares of Common Stock hereinabove authorized.

                         (ii) Unless expressly provided by the Board of
                    Directors of the Corporation in fixing the voting rights of any series of Preferred Stock, the holders of the outstanding shares of Common Stock shall exclusively possess all voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

                         (iii) Subject to the prior rights of the holders of
                    Preferred Stock now or hereafter granted pursuant to this ARTICLE FOURTH, the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for that purpose, dividends payable either in cash, stock or otherwise.

                         (iv) In the event of any liquidation, dissolution or
                    winding-up of the Corporation, either voluntary or involuntary, after payment shall have been made in full to the holders of Preferred Stock of any amounts to which they may be entitled and subject to the rights of the holders of Preferred Stock now or hereafter granted pursuant to this ARTICLE FOURTH, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably accordingly to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

          FIFTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

          SIXTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages or any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this ARTICLE SIXTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          SEVENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person

          EIGHTH: All securities (as defined by the New Jersey Casino Control Act, N.J.S.A. 5:12-1 et seq. (the "Act")) of the Corporation are held subject to the condition that, if a holder thereof is found to be disqualified by the New Jersey Casino Control Commission pursuant to the provisions of the Act, such holder shall (a) dispose of his or her interest in the Corporation; (b) not receive any dividends or interest upon any such securities; (c) not exercise, directly or through any trustee or nominee, any voting right conferred by such securities; and (d) not receive any remuneration in any form from the casino licensee for services rendered or otherwise. If any unsuitable or disqualified holder fails to dispose of his securities within 180 days following such disqualification, (i) such securities shall be subject to redemption by the Corporation, by action of the Board of Directors, if in the judgment of the Board of Directors such action should be taken, pursuant to Section 151 (b) of the General Corporation Law of Delaware, to the extent necessary to prevent the loss or secure the reinstatement of any government-issued license or franchise held by the Corporation, which license or franchise is conditioned upon some or all of the holders of the Corporation's securities possessing prescribed qualifications and (ii) such unsuitable or disqualified holder shall indemnify the Corporation for any and all direct or indirect costs, including attorneys' fees, incurred by the Corporation as a result of such holder's continuing ownership or failure to divest promptly. The redemption price for all securities to be redeemed by the Corporation pursuant to this ARTICLE EIGHTH shall be the par value per share thereof.

          NINTH: The Corporation shall not create, designate, authorize or cause to be issued any class or series of nonvoting stock.

          TENTH: The corporation elects not to be governed by the "Takeover Statute" (Section 203 of the General Corporation Law of the State of Delaware).

          NINTH: The name and address of the incorporator is Bernadette Fallows Davidson, Esq. 50 West State Street, Suite 1400, P.O. Box 1298, Trenton, New Jersey 08607-1298.

          IN WITNESS WHEREOF, the undersigned has set her hand this 30th day of October, 2003.


                                                 /s/ Bernadette Fallows Davidson
                                                 -------------------------------
                                                 Bernadette Fallows Davidson

                                                                         ANNEX B

                                   BY-LAWS OF
                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                                    ARTICLE 1
                                     OFFICES

          Section 1.1. Principal Office. The principal office of the Corporation shall be c/o Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401.

          Section 1.2. Other Offices. The corporation may also have offices, and keep the books and records of the corporation, at such other places, either within or without the State of Delaware, as the board of directors may from time to time determine or as the business of the corporation may require, except as may otherwise be required by law.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

          Section 2.1. Place of Meetings. All meetings of the stockholders shall be held at the office of the corporation or at such other places as may be fixed from time to time by the board of directors, either within or without the State of Delaware, and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.2. Annual Meetings. Annual meetings of stockholders shall be held at the time and place to be selected by the board of directors. If the day is a legal holiday, then the meeting shall be held on the next following business day. At the meeting, the stockholders shall elect a board of directors by written ballot and transact such other business as may properly be brought before the meeting.

          Section 2.3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

          Section 2.4. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 2.5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board or the president of the corporation and shall be called by the president or the secretary at the request in writing of a majority of the board of directors, or by the holders of ten percent (10%) or more of the outstanding shares of stock of the corporation. Such request shall state the purpose or purposes of the proposed meeting.

          Section 2.6. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice.

          Section 2.7. Quorum. The, holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except, as may otherwise be provided by statute or by the certificate of incorporation.

          If a quorum is present at a meeting of stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is finally adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting, except as may otherwise be provided by law or the certificate of incorporation.

          If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, or if these Bylaws otherwise require, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 2.8. Order of Business. At each meeting of the stockholders, one of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting: chairman of the board, president, vice presidents (in the order of their seniority if more than one) and secretary. The order of business at each such meeting shall be as determined by the chairman of the meeting. Except as may otherwise be provided by statute, the certificate of incorporation or these Bylaws, the chairman of the meeting shall have, in his sole discretion, the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls. Only stockholders of record will be permitted to present motions from the floor at any meeting of stockholders.

          Section 2.9. Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, the certificate of incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.


          Section 2.10. Method of Voting. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder (i) at the time fixed pursuant to Section 8.5 of these By Laws as the record date for the determination of stockholders entitled to vote at such meeting, or (ii) if no such record date shall have been fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, but no proxy shall be voted on or after three (3) years from its date, unless the proxy provides for a longer period.


          Section 2.11. Action of Stockholders by Written Consent Without Meetings. Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders for or in connection with any corporate action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be (a) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent.

          If action is taken by less than unanimous consent of stockholders and in accordance with the foregoing, there shall be filed with the records of the meetings of stockholders the writing or writings comprising such less than unanimous consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those who have not consented in writing, and a certificate signed and attested to by the secretary that such notice was given shall be filed with the records of the-meetings of the stockholders.

          If action is taken by unanimous consent of stockholders, the writing or writings comprising such unanimous consent shall be filed with the records of the meetings of stockholders.

          In the event that the action which is consented to is such as would have required the filing of a certificate under any of the provisions of the General Corporation Law of the State of Delaware (the "DGCL") as amended, if such action had been voted upon by the stockholders at a meeting thereof, the certificate filed under such provisions shall state (i) that written consent has been given under Section 228 of the DGCL, as amended, in lieu of stating that the stockholders have voted upon the corporate action in question, if such last mentioned statement is so required, and (ii) that written notice has been given as provided in such Section 228.

                                    ARTICLE 3
                                    DIRECTORS

          Section 3.1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of the board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation of the corporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          Section 3.2. Number of Directors. The number of directors constituting the board shall be such number as shall be from time to time specified by resolution of the board of directors; provided, however, that no director's term shall be shortened by reason of a resolution reducing the number of directors; and further provided that the number of directors constituting the initial board of directors shall be 6 and shall remain such number unless and until changed by resolution of the board of directors on or after the date hereof.

          Section 3.3. Election Qualification and Term of Office of Directors. Directors shall be elected at each annual meeting of stockholders at which a quorum is present to hold office until the next annual meeting. The persons receiving a plurality of the votes of the shares represented in person or by proxy and entitled to vote on the election of directors shall be, elected directors. Except as may otherwise be provided by law, the certificate of incorporation or these Bylaws, directors need not be stockholders nor residents of the State of Delaware. Except as may otherwise be provided by law, the certificate of incorporation or these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the next annual meeting and until his successor is elected and qualified or until his earlier death, disqualification, resignation or removal.

          Section 3.4. First Meetings. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

          Section 3.5. Regular Meetings. Regular meetings of the board of directors may be held without notice (except as may otherwise be required by law or these Bylaws) at such times and at such places as shall from time to time be determined by the board.

          Section 3.6. Special Meetings. Special meetings of the board of directors may be called by the chairman of the board or the president, and shall be called by the president or secretary on the written request of two (2) directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

          Section 3.7. Quorum; Majority Vote. At all meetings of the board, a majority of the entire board of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 3.8. Action Without Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting, if all members of the board consent in writing to the adoption of a resolution authorizing the action, and the writing or writings are filed with the minutes of the proceedings of the board.

          Section 3.9. Telephone and Similar Meetings. Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the board of directors may participate in any meeting of the board of directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the board.


          Section 3.10. Notice of Meetings. Unless otherwise required by law or specified herein, notice of regular meetings of the board of directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the board (and of each regular meeting for which notice shall be required) shall be mailed to each director, addressed to such director at such director's residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such director at such place by telex, cable, facsimile or telegram or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed written waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.


          Section 3.11. Rules and Regulations. The board of directors may adopt such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the corporation or these Bylaws for the conduct of its meetings and management of the affairs of the corporation, as the board may deem proper.


          Section 3.12. Resignations. Any director of the corporation may at any time resign by giving written notice to the board of directors, the chairman of the board, the president or the secretary of the corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 3.13. Removal of Directors. Unless otherwise restricted by statute, by the certificate of incorporation or by these Bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that when the holders of any class or series of stock are entitled by the certificate of incorporation to elect one (1) or more directors, then, in respect to the removal without cause of a director or directors so elected, the required majority vote shall be of the holders of the outstanding shares of such class or series and not of the outstanding shares as a whole.

          Section 3.14. Vacancies. Except as may otherwise be provided by, law, the certificate of incorporation or these Bylaws, any vacancies on the board of directors resulting from death, disqualification, resignation, removal or other cause, and newly created directorships resulting from any increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director. Any director elected or chosen in accordance with the preceding sentence of this Section 3.14 shall hold office for the remainder of the term of the directorship to which he was appointed or until his successor shall have been elected and qualified or until his earlier death, disqualification, resignation or removal. Unless the certificate of incorporation or these Bylaws provide otherwise, when one or more directors shall resign from the board of directors, effective at future date, the majority of directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.


          Section 3.15. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation of these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                    ARTICLE 4
                         EXECUTIVE AND OTHER COMMITTEES

          Section 4.1. Executive and Other Committees. The board of directors may, by resolution adopted by a majority of the entire board, designate from time to time one (1) or more of its members to constitute members or alternate members of an executive committee or one or more other committees, which committees shall have and may exercise, between meetings of the board, all the powers and authority of the board in the management of the business and affairs of the corporation, including, if any such committee is so empowered and authorized ay resolution adopted by a majority of the entire board, the power and authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL, as amended, and may authorize the seal of the corporation to be affixed to all papers which may require it, except that no such committee shall have such power or authority with reference to:

          (a) amending the certificate of incorporation of the corporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors pursuant to authority, if any, expressly vested in the board by the provisions of the certificate of incorporation, (i) fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, or (ii) fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

          (b) adopting an agreement of merger or consolidation involving the corporation;

          (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the corporation;

          (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution;

          (e) adopting, amending or repealing any Bylaw;

          (f) filling vacancies on the board;

          (g) fixing the compensation of directors for serving on the board or on any committee of the board, including the executive committee; or

          (h) amending or repealing any resolution of the board which by its terms may be amended or repealed only by the board.

          Section 4.2. Procedure; Meetings; Quorum. Regular meetings of the executive committee or any other committee of the board of directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the executive committee or any other committee of the board shall be called at the request of any member thereof. Notice of each special meeting of the executive committee or any other committee of the board shall be sent by mail, telex, cable, facsimile, telegram or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed written waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of the executive committee or any other committee of the board shall be a legal meeting without any notice thereof having been given, if all the members thereof shall be present thereat. Notice of any adjourned meeting of any committee of the board need not be given. The executive committee or any other committee of the board may adopt such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the corporation or these Bylaws for the conduct of its meetings as the executive committee or any other committee of the board may deem proper. A majority of the executive committee or any Other committee of the board shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee. In the absence or disqualification of a member, the remaining members, whether or not a quorum may fill a vacancy. The executive committee or any other committee of the board of directors shall keep written minutes of its proceedings, a copy of which is to be filed with the secretary of the corporation, and shall report on such proceedings to the board.


          Section 4.3. Compensation. Members of special or standing committees may be allowed compensation if the board of directors shall so determine pursuant to Section 3.15 of these Bylaws.


          Section 4.4 Action by Consent; Participation by Telephone or Similar Equipment. Unless the board of directors, the certificate of incorporation or these Bylaws shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action, and the writing or writings are filed with the minutes of the proceedings of the committee. Unless the board of directors, the certificate of incorporation or these Bylaws shall otherwise provide, any one or more members of any such committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the committee.

          Section 4.5. Changes in Committees; Resignations; Removals. The board shall have powers, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the board. Any member of any such committee may resign at any time by giving notice to the corporation, provided, however, that notice to the board, the chairman of the board, the president, the chairman of such committee or the secretary shall be deemed to constitute notice to the corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

                                    ARTICLE 5
                                     NOTICES

          Section 5.1. Method. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telex, cable, facsimile or telegram.

          Section 5.2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a Committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

                                    ARTICLE 6
                                    OFFICERS


          Section 6.1. Election; Qualification. The officers of the corporation shall be chosen annually by the board of directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently practicable and shall be a president, one or more vice presidents and a secretary. The board of directors may also choose as officers a chairman of the board, one or more vice chairmen of the board, a treasurer, one or more assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary. Any number of offices maybe held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide. The chairman of the board and any vice chairman of the board shall be elected from among the directors.

With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation unless otherwise required by the certificate of incorporation.


          Section 6.2. Salary. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.


          Section 6.3. Term; Removal. The officers of the corporation shall hold office until their successors are chosen and qualify or until their death or the effective date of their removal or resignation (or until he shall cease to be a director in the case of the chairman of the board or any vice chairman of the board). Any officer elected or appointed by the board of directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the board of directors.

          Section 6.4. Resignation. Subject at all times to the right of removal as provided in Section 6.3 of this Article 6, any officer may resign at any time by giving notice to the board of directors, the chairman of the board, the president or the secretary of the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; provided that the president or, in the event of the resignation of the president, the board of directors may designate an effective date for such resignation which is earlier than the date specified in such notice but which is not earlier than the date of receipt of such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 6.5. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause may be filled for the unexpired portion of the term by the board of directors and, in the case of any vacancy in an office other than the office of chairman of the board or vice chairman of the board (if any) or president, by the president.

          Section 6.6. Chairman of the Board. The chairman of the board shall, if there be such an officer, preside at meetings of the board of directors and preside at meetings of the stockholders. The chairman of the board shall counsel with and advise the president and perform such other duties as the president or the board or the executive committee may from time to time determine. Except as otherwise provided by resolution of the board, the chairman of the board shall be ex-officio a member of all committees of the board. The chairman of the board may sign and execute in the name of the corporation any and all deeds, mortgages, bonds, contracts, agreements, certificates or other instruments or documents authorized by the board or any committee thereof empowered to authorize the same.

          Section 6.7. Vice Chairman of the Board. In the absence of the chairman of the board or, in the event of his inability or refusal to act, the vice chairman (or in the event there be more than one vice chairman, the vice chairmen in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the chairman of the board, and when so acting shall have all the powers of and be subject to all the restrictions upon the chairman of the board. The vice chairman shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. Any vice chairman may sign and execute in the name of the corporation any and all deeds, mortgages, bonds, contracts, agreements, certificates or other instruments or documents authorized by the board or any committee thereof empowered to authorize the same.

          Section 6.8. President. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors if there shall be no chairman or vice chairman of the board or if the chairman or vice chairman of the board shall not be present or shall be unable or unwilling to act at any such meeting, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute deeds, mortgages, bonds, contracts, agreements, certificates or other instruments or documents requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

          Section 6.9. Vice Presidents. In the absence of the president, the chairman of the board and the vice chairmen of the board or, in the event of their inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the directors or, in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

          Section 6.10. Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 6. 11. Assistant Secretary. The assistant secretary, or if there shall be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

          Section 6.12. Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the, name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          Section 6.13. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may-from time to time prescribe.

                                    ARTICLE 7
          INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

          Section 7.1. Third-Party Actions. The corporation shall indemnify to the fullest extent authorized or permitted by Section 145 of the DGCL any person (his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer or in any other capacity for another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

          The corporation may indemnify any employee or agent of the corporation, or any employee or agent serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the manner and to the extent that it shall indemnify any director or officer under this Section 7.1.

          Section 7.2. Derivative Actions. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery of Delaware or such other court shall deem proper.

          Section 7.3. Determination of Indemnification. Any indemnification under Section 7.1 or 7.2 of this Article 7 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1 or 7.2 of this Article 7. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in, a written opinion, or (iii) by the stockholders.

          Section 7.4. Right to Indemnification. Notwithstanding the other provisions of this Article 7, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.1 or 7.2 of this Article 7, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          Section 7.5. Advance of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation on behalf of a director, officer, employee or agent in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the corporation as authorized in this Article 7.

          Section 7.6. Indemnification Not Exclusive. The indemnification provided by this Article 7 shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any law, any agreement, the certificate of incorporation, any vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 7.7. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the, power to indemnify such person against liability under the provisions of this
Article 7.

          Section 7.8. Definitions of Certain Terms. For purposes of this
Article 7, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 7 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          For purposes of this Article 7, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article 7.

          Section 7.9. Continuity. The indemnification and advancement of expenses provided for in this Article 7 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                    ARTICLE 8
                              CERTIFICATES OF STOCK

          Section 8.1. Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

          If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock; provided that, except as otherwise stated in Section 202 of the DGCL, as amended, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 8.2. Facsimile Signatures. When any such certificate is countersigned by a transfer agent or registered by a registrar other than the corporation or an employee of the corporation, any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 8.3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sun as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 8.4. Transfers of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 8.5. Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

          In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall (i) not precede the date upon which the resolution fixing the record date is adopted by the board and (ii) not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board.

          Section 8.6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                    ARTICLE 9
                               GENERAL PROVISIONS

          Section 9.1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 9.2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

          Section 9.3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

          Section 9.4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

          Section 9.5. Contracts. The board may authorize any officer or officers, agent or agents, in the name and on behalf of the corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

          Section 9.6. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

          Section 9.7. Seal. The corporate seal shall have inscribed thereon the name of the corporation and the words "Seal" or "Corporate Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          Section 9.8. Conflicts with Certificate of Incorporation. In the event of a conflict between the provisions of these Bylaws and the certificate of incorporation, the provisions of the certificate of incorporation shall control.

                                   ARTICLE 10
                                   AMENDMENTS

          Section 10.1. Amendments. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by a majority of the entire board of directors, at any meeting of the board of directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting.

                                                                         ANNEX C

                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of ____________, 2004, is made by and among GB Holdings, Inc., a Delaware corporation ("Parent") and Greate Bay Hotel and Casino, Inc., a New Jersey corporation ("Operating"; and together with Parent, sometimes referred to as "Transferors") and Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation ("Atlantic Holdings") and ACE Gaming LLC, a New Jersey limited liability company ("ACE Gaming"; and together with Atlantic Holdings, sometimes referred to as "Transferees").


                                   BACKGROUND


         A. Operating is a wholly-owned subsidiary of Parent. Operating owns and operates the Sands Hotel and Casino in Atlantic City, New Jersey ("The Sands"). Atlantic Holdings is a newly formed, wholly-owned subsidiary of Operating. Operating owns one (1) share of the common stock of Atlantic Holdings, which (1) share represents all of the outstanding stock of Atlantic Holdings (the "Existing Atlantic Holdings Stock"). ACE Gaming is a newly formed, wholly-owned subsidiary of Atlantic Holdings. Immediately prior to the Tier 1 Contribution (as defined herein), GB Property Funding Corp., a Delaware corporation ("Funding") and a wholly-owned subsidiary of Parent, will be merged with and into Atlantic Coast Depository, LLC, a Delaware limited liability company ("AC Depository") and a wholly-owned subsidiary of Operating, with AC Depository as the surviving entity of such merger (the "Funding Merger"), such that all of the assets and liabilities of Funding shall become the assets and liabilities of AC Depository. In conjunction with the formation of AC Depository and pursuant to the terms of that certain Assignment and Assumption Agreement dated as of [____], 2004 by and between Operating and AC Depository, AC Depository assumed the obligations of Operating under that certain Greate Bay Hotel and Casino, Inc. 11% Intercompany Note in the principal amount of $110,000,000.00 due 2005 made by Operating and Funding (the "Mirror Note").

         B. Atlantic Holdings and ACE Gaming engaged in that certain Consent Solicitation and Offer to Exchange detailed in that certain Form S-4 Registration Statement, No. 333-110485, filed on November 14, 2003 by Atlantic Holdings and ACE Gaming with the United States Securities and Exchange Commission (the "SEC"), as amended by those certain Amendment Nos. 1, 2, 3, and 4 to Form S-4 Registration Statement, No. 333-110485, filed on February 13, 2004, March 22, 2004, April 21, 2004 and May ___, 2004, respectively, by Atlantic Holdings and ACE Gaming with the SEC (the "Note Registration Statement"). Pursuant to the terms of the exchange offer detailed in the Note Registration Statement (the "Exchange Offer"), Atlantic Holdings is offering the holders of those certain 11% Notes due 2005 (the "Existing Notes") issued by Funding, the opportunity to exchange such notes for (1) $100 in cash for each $1,000 principal amount of Existing Notes exchanged (the "Cash Payment"); (2) on a dollar for dollar basis, 3% Notes due 2008 (the "New Notes") issued by Atlantic Holdings; and (3) the accrued but unpaid interest on the Existing Notes. The New Notes shall be governed by the terms of that certain Indenture dated [____], 2004 by and among Atlantic Holdings, ACE Gaming and Wells Fargo Bank, National Association, as Trustee (the "New Note Indenture"). Upon issuance of the New Notes, and otherwise in accordance with the terms of the Exchange Offer, Atlantic Holding shall cancel all Existing Notes tendered for exchange.

         C. Parent is also conducting a proxy solicitation under a Proxy Statement and Prospectus on Form S-4 Registration Statement, No. 333-110484, filed on November 14, 2003 by Atlantic Holdings as registrant with the SEC, as amended by those certain Amendment Nos. 1, 2, 3, and 4 to Form S-4 Registration Statement, No. 333-110484, filed on February 13, 2004, March 22, 2004, April 21, 2004 and May ___, 2004, respectively, by Atlantic Holdings with the SEC (the "Common Stock Registration Statement"). Pursuant to the terms of the

Transaction (as defined in the Common Stock Registration Statement), prior to the consummation of the Transaction, the holders of a majority of the outstanding stock of Parent are required to vote in favor of the Transaction at a meeting of the stockholders of Parent on [______].

         D. As a predicate to the Exchange Offer, in connection with the capitalization of Atlantic Holdings and ACE Gaming, and subject to receipt of the consent of (1) the holders of a majority of the outstanding stock of Parent, and (2) the holders of a majority of the aggregate principal amount of the Existing Notes, (a) (i) Parent desires to contribute to Operating all of Parent's assets, other than the stock of Operating, and (ii) Operating desires to contribute to Atlantic Holdings all of Operating's assets, other than the membership interests in AC Depository, the stock of Atlantic Holdings, and the policies of directors and officer's insurance, but including the assets obtained from Parent all as more fully set forth herein (the "Tier 1 Contribution"), and
(b) Atlantic Holdings desires to contribute to ACE Gaming all of the assets obtained in the Tier 1 Contribution, but specifically excluding the membership interests of ACE Gaming (the "ACE Gaming Membership Interests"), less cash in an amount necessary to fund the obligations relating to the Transaction all as more fully set forth herein (the "Tier 2 Contribution"; and together with the Tier 1 Contribution, the "Asset Contributions").

         E. In consideration of the Tier 1 Contribution, Atlantic Holdings, among other things, shall issue to Operating certain securities of Atlantic Holdings and Atlantic Holdings shall assume all liabilities, other than the Excluded Liabilities (as defined herein), relating to the assets contributed to it by Transferors. The securities to be issued by Atlantic Holdings shall be determined by reference to the outcome of the Exchange Offer. If 100% of the Existing Notes are exchanged for New Notes, then Atlantic Holdings will issue to Operating 27.5% (on a fully diluted basis immediately after consummation of the Transactions and without giving effect to any further issuance not related to such Transaction) of the outstanding common stock, par value $0.01 per share, of Atlantic Holdings (the "Atlantic Holdings Common Stock"), less the Existing Atlantic Holdings Stock. If less than 100% of the Existing Notes are exchanged for New Notes, then Atlantic Holdings will issue to Operating (1) warrants to purchase shares of Atlantic Holdings Common Stock at a purchase price of $0.01 per share (the "Warrants") representing 27.5% (on a fully diluted basis immediately after consummation of the Transaction and without giving effect to any further issuance not related to such Transaction) of the outstanding Atlantic Holdings Common Stock, and (2) a portion of the Atlantic Holdings Common Stock equal to the product of (y) 72.5% and (z) a fraction, the numerator of which is the total principal amount of the Existing Notes that are not exchanged for New Notes and the denominator of which is the total principal amount of the Existing Notes outstanding immediately prior to the completion of the Exchange Offer, less the Existing Atlantic Holdings Stock. The Atlantic Holdings Common Stock and the Warrants, if any, issued by Atlantic Holdings in connection with the Exchange Offer, as described above, are sometimes collectively referred to as the "Atlantic Holdings Securities".

         F. In consideration of the Tier 2 Contribution, ACE Gaming, among other things, shall issue to Atlantic Holdings all of the outstanding ACE Gaming Membership Interests, ACE Gaming shall assume all liabilities relating to the assets contributed to it by Atlantic Holdings and ACE Gaming shall guarantee the New Notes and grant liens upon substantially all of the assets of ACE Gaming for the benefit of the holders of the New Notes, all as more fully set forth herein.

         G. Following the Asset Contributions and after the effectiveness of the exchange transactions contemplated by the Exchange Offer and the cancellation of the Existing Notes tendered in the Transaction, Operating and AC Depository will each be merged with and into Parent, with Parent as the surviving entity, such that all of the assets and liabilities of Operating and AC Depository shall become the assets and liabilities of Parent (the merger of Operating and AC Depository into Parent, the "Operating Merger").

         H. For Federal income tax purposes, it is intended that the asset contribution described in clause (ii) of the Tier 1 Contribution and the Operating Merger qualify as a "reorganization" under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and Parent, Operating, and Atlantic Holdings hereby adopt this Agreement as a plan of reorganization.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and the other agreements being entered in connection with the Exchange Offer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Tier 1 Contribution.


             1.1 Capital Contribution. Effective as of the date hereof, (i) Parent hereby contributes, transfers, assigns and conveys to Operating all right, title and interest in and to all of the assets of Parent, both tangible and intangible, of every nature and type whatsoever, other than its stock in Operating, and (ii) Operating hereby contributes, transfers, assigns and conveys to Atlantic Holdings all right, title and interest in and to all of the assets both tangible and intangible of every nature and type whatsoever of Operating (including those obtained pursuant to clause (i) of this Section 1.1) less only those "Excluded Assets" listed on Schedule 1.1 hereto (the assets so transferred being referred to collectively as the "Tier 1 Assets").


             1.2 Conveyance of the Tier 1 Assets. As of the date hereof, or as soon after the date hereof as practicable, Transferors shall:


                (i) place Atlantic Holdings in effective possession, control and operation of the Tier 1 Assets and deliver to Atlantic Holdings all Tier 1 Assets, title to which is capable of passing by delivery; and

                (ii) deliver to Atlantic Holdings duly executed assignments or other instruments and documentation reasonably required to transfer to Atlantic Holdings all right, title and interest in and to the Tier 1 Assets.

             1.3. Consideration. In consideration of the Tier 1 Contribution, Atlantic Holdings, on behalf of itself and its subsidiaries now existing and hereafter acquired, hereby:

                (i) accepts all right, title and interest in and to the Tier 1 Assets and does hereby assume and agree to promptly and fully pay, perform and discharge when due all obligations and liabilities associated with the Tier 1 Assets, less only those "Excluded Liabilities" listed on Schedule 1.3(i) hereto (the obligations and liabilities so assumed collectively referred to as the "Atlantic Holdings Assumed Liabilities"); and

                (ii) agrees to indemnify Transferors against all actions, proceedings, costs, liabilities, damages, claims and demands arising out of the Atlantic Holdings Assumed Liabilities or the operation of The Sands by Atlantic Holdings or its transferee subsequent to the date hereof except insofar as such actions, proceedings, costs, damages, claims and demands arise out of the gross negligence or willful misconduct of Transferors or a breach of any of the representations and warranties of Transferors contained in Section 1.4; and

                (iii) agrees to issue to Operating or its designee the Atlantic Holdings Securities in such form and amounts as is required under the terms of the Exchange Offer;

                (iv) agrees to (a) acquire those Existing Notes which are tendered in connection with the Exchange Offer, (b) issue New Notes in consideration of such tender as required by the terms of the Exchange Offer, and
(c) cancel those Existing Notes which are tendered in connection with the Exchange Offer; and

                (v) undertakes to provide to Parent the Permitted Payment (as that term is defined in the New Note Indenture).

             1.4. Transferors' Representations and Warranties. Transferors hereby represent and warrant to Atlantic Holdings that, as of the date hereof:

                1.4.1 Organization and Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Operating is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Transferors have all requisite corporate power and authority to own and operate their properties, to carry on their business as now conducted and as proposed to be conducted, to enter into the Exchange Offer and to carry out the transactions contemplated by the Registration Statement. AC Depository is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. AC Depository has all requisite limited liability company power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to carry out the transactions contemplated hereby.


                1.4.2 Due Authorization. The execution, delivery and performance of all documents contemplated by the Registration Statement have been duly authorized by all necessary corporate action on the part of Transferors.


                1.4.3 Due Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by Transferors in accordance with its terms and represents the legal, valid and binding agreement of Transferors enforceable against Transferors in accordance with its terms.

                1.4.4 No Conflicts. Except as set forth on Schedule 1.4.4, the execution, delivery and performance of this Agreement by Transferors, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default or cause an acceleration or any obligation under, or result in the imposition or creation of (or the obligation to create or impose), any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") with respect to any obligation, bond agreement, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which Transferors or any of their affiliates is a party or by which Transferors or any of their affiliates is bound or to which any of the properties or assets of Transferors or any of their affiliates (including, without limitation, the Tier 1 Assets) may be subject or (ii) any Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over Transferors or any of the Tier 1 Assets, except, in the case of clause (i), for immaterial breaches of contracts.

                1.4.5 No Consents or Approvals. Except as set forth on Schedule 1.4.5, no authorization, approval, consent or order of, or filing with, (i) any court or governmental body, agency or official, including the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement and the New Jersey Department of Environmental Protection, or (ii) and other third party is necessary in connection with any material element of the transactions contemplated by this Agreement, except those that have been obtained or made, and are in full force and effect or which are immaterial in nature.

                1.4.6 Title to Tier 1 Assets. Except as set forth on Schedule 1.4.6, Transferors have good title to the Tier 1 Assets, free and clear of any Liens.


         2. Tier 2 Contribution.(1)

             2.1 Capital Contribution. Immediately following the Tier 1 Contribution and the issuance of the Atlantic Holdings Securities, Atlantic Holdings hereby contributes, transfers, assigns and conveys to ACE Gaming all right, title and interest in and to all of the Tier 1 Assets, less only (a) cash in an amount necessary to fund the Cash Payment and the accrued and unpaid interest paid on those Existing Notes being exchanged in the Exchange Offer and
(b) those "Excluded Assets" listed on Schedule 2.1 hereto (the assets so transferred being referred to collectively as the "Tier 2 Assets" and collectively with the Tier 1 Assets, the "Assets").

             2.2 Conveyance of the Tier 2 Assets. As of the date hereof, or as soon after the date hereof as practicable, Atlantic Holdings shall:

                (i) place ACE Gaming in effective possession, control and operation of the Tier 2 Assets and deliver to ACE Gaming all Tier 2 Assets, title to which is capable of passing by delivery; and

                (ii) deliver to ACE Gaming duly executed assignments or other instruments and documentation reasonably required to transfer to ACE Gaming all right, title and interest in and to the Tier 2 Assets.

             2.3. Consideration. In consideration of the Tier 2 Contribution, ACE Gaming, on behalf of itself and its subsidiaries now existing and hereafter acquired, hereby:

                (i) accepts all right, title and interest in and to the Tier 2 Assets and does hereby assume and agree to promptly and fully pay, perform and discharge when due all obligations and liabilities of Atlantic Holdings, exclusive of the "Excluded Liabilities" listed on Schedule 2.3(i) hereto (the obligations and liabilities so assumed collectively referred to as the "ACE Gaming Assumed Liabilities"); and

                (ii) agrees to indemnify Atlantic Holdings against all actions, proceedings, costs, liabilities, damages, claims and demands arising in connection with the ACE Gaming Assumed Liabilities or the operation of The Sands by ACE Gaming or its transferee subsequent to the date hereof except insofar as such actions, proceedings, costs, damages, claims and demands arise out of the gross negligence or willful misconduct of Atlantic Holdings or a breach of any of the representations and warranties of Atlantic Holdings contained in Section 2.4; and

                (iii) undertakes to provide to Atlantic Holdings the funds necessary to make the Permitted Payment.

                (iv) agrees to take such actions and execute such documents as may be necessary to effectively (a) guaranty each and every obligation of Atlantic

Holdings described in the New Notes and the New Note Indenture, and (b) pledge as security for such guaranty all or substantially all of the assets of ACE Gaming.

         2.4. Atlantic Holdings' Representations and Warranties. Atlantic Holdings hereby represents and warrants to ACE Gaming that, as of the date hereof:

             2.4.1 Organization and Existence. Atlantic Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Atlantic Holdings has all requisite corporate power and authority and limited liability company power and authority, respectively, to own and operate their properties, to carry on their business as now conducted and as proposed to be conducted, to enter into the Exchange Offer and to carry out the transactions contemplated by the Registration Statement.


             2.4.2 Due Authorization. The execution, delivery and performance of all documents contemplated by the Registration Statement have been duly authorized by all necessary corporate action on the part of Transferors.


             2.4.3 Due Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by Atlantic Holdings in accordance with its terms and represents the legal, valid and binding agreement of Atlantic Holdings enforceable against Atlantic Holdings in accordance with its terms.

             2.4.4 No Conflicts. Except as set forth on Schedule 2.4.4, the execution, delivery and performance of this Agreement by Atlantic Holdings, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default or cause an acceleration or any obligation under, or result in the imposition or creation of (or the obligation to create or impose), Lien with respect to any obligation, bond agreement, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which Atlantic Holdings or any of its affiliates is a party or by which Atlantic Holdings or any of its affiliates is bound or to which any of the properties or Tier 2 Assets of Atlantic Holdings or any of its affiliates (including, without limitation, the Tier 2 Assets) may be subject or (ii) any Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over Atlantic Holdings or any of the Tier 2 Assets, except, in the case of clause (i), for immaterial breaches of contracts.

             2.4.5 No Consents or Approvals. Except as set forth on Schedule 2.4.5, no authorization, approval, consent or order of, or filing with, (i) any court or governmental body, agency or official, including the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement and the New Jersey Department of Environmental Protection, or (ii) any other third party is necessary in connection with any material element of the transactions contemplated by this Agreement, except those that have been obtained or made, and are in full force and effect or which are immaterial in nature.

             2.4.6 Title to Tier 2 Assets. Except as set forth on Schedule 2.4.6, Atlantic Holdings has good title to the Tier 2 Assets, free and clear of any Liens.

         3. Excluded Liabilities. Parent and Operating hereby expressly acknowledge and agree that neither Atlantic Holdings or ACE Gaming has assumed or shall have any responsibility for or obligations in respect of or relating to the Excluded Liabilities listed on Schedule 1.3(i).

         4. Miscellaneous.

             4.1 Further Assurances. The Transferors shall at any time and from time to time after the date hereof, upon the request of the Transferees, execute and deliver such further instruments of conveyance and transfer, in form and substance reasonably satisfactory to Transferee's counsel, and take such other action as Transferee may reasonably request in order to more effectively convey, transfer and vest in Transferee full and complete ownership of the Assets and to enable Transferee to collect and reduce the Assets to its possession as contemplated hereby.


             4.2 Waiver; Amendment. Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing executed by Transferors and Transferees.

             4.3 Entire Agreement. This Agreement, together with the schedules hereto, sets forth the entire agreement and understanding of the parties hereof with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter thereof. No representation, promise or statement of intention has been made by any party hereto which is not embodied in this Agreement or the written schedules or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged representation, promise or statement of intention not set forth herein or therein. All of the documents referred to in the immediately preceding sentence are hereby incorporated by reference and shall be deemed a part of this Agreement with the same effect as if set forth in full herein.

             4.4 Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Agreement shall continue in full force and effect without said provision; provided that no such severance of provision shall be effective if it materially changes the economic benefit of this Agreement to any party.

             4.5 Section and Other Headings. The section headings contained in this Agreement and the schedules thereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

             4.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPALS THEREOF. TRANSFERORS AND TRANSFEREES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW JERSEY STATE COURT SITTING IN ATLANTIC CITY, NEW JERSEY OR ANY FEDERAL COURT SITTING IN CAMDEN, NEW JERSEY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. TRANSFERORS AND TRANSFEREES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

             4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

             4.8 Notice. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as "notice") required or desired to be given or made under this

Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by facsimile transmission with receipt acknowledged,
(iii) three (3) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested (a) if to Transferors, at [_____________________]; or (b) if to Transferees, at [_____________________].


             4.9 Compliance with State Gaming Regulations. Each of the provisions of this Agreement is subject to and shall be enforced in compliance with the provisions, regulations or approvals required by any statement gaming authority, including, without limitation, the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement.

             4.10 Third Party Rights. Nothing in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto and their respective successors, any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.


        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


ATTEST:                          GB HOLDINGS, INC., a Delaware corporation



                                 By:
-----------------------------       --------------------------------------------


ATTEST: GREATE BAY HOTEL AND CASINO, INC., a New Jersey corporation



                                 By:
-----------------------------       --------------------------------------------


ATTEST:                          ATLANTIC COAST ENTERTAINMENT
                                 HOLDINGS, INC., a Delaware corporation



                                 By:
-----------------------------       --------------------------------------------


ATTEST: ACE GAMING LLC, a New Jersey limited liability company



                                 By:
-----------------------------       --------------------------------------------

                                  SCHEDULE 1.1

                                 EXCLUDED ASSETS



1.   Policies of Directors and Officers Insurance.

2.   Membership Interests in AC Depository.

3.   Common Stock of Atlantic Holdings.

                                 SCHEDULE 1.3(i)

                              EXCLUDED LIABILITIES



1. All obligations, duties, liabilities, indemnities, debts, guarantees, covenants, agreements and other obligations of any kind or description under, in respect of, associated with, arising under or otherwise relating to the Existing Notes and the Mirror Note, including without limitation, that certain Indenture among Funding, as Issuer, Holdings and Operating, as Guarantors and the Trustee relating to the Existing Notes; Security Agreement by Funding, Operating and Holdings in favor of Trustee; $110,000,000 principal amount 11% Intercompany Note of GBHC due September 29, 2005, together with blank Irrevocable Bond Power; Mortgage, Fixture Filing and Security Agreement by Operating in favor of Trustee; Collateral Assignment of Leases by Operating in favor of Trustee; Fractional Note Pool Trust Agreement between Funding and Trustee; and any other indenture, security agreements, guaranties or other instruments related thereto.

                                 SCHEDULE 1.4.4

                                    CONFLICTS

                                 SCHEDULE 1.4.5

                             CONSENTS AND APPROVALS

                                 SCHEDULE 1.4.6

                                TITLE EXCEPTIONS

                                  SCHEDULE 2.1

                                 EXCLUDED ASSETS


1.   Membership Interests in ACE Gaming.

                                 SCHEDULE 2.3(i)

                              EXCLUDED LIABILITIES


1. All obligations under the New Notes, except ACE Gaming's obligations as guarantor of Atlantic Holdings' obligations under the New Note Indenture and the New Notes arising under the guaranty of ACE Gaming delivered in connection with the issuance of the New Notes.

                                 SCHEDULE 2.4.4

                                    CONFLICTS

                                 SCHEDULE 2.4.5

                             CONSENTS AND APPROVALS

                                 SCHEDULE 2.4.6

                                TITLE EXCEPTIONS

                                                                      ANNEX D


                                WARRANT AGREEMENT


                                     BETWEEN


                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.


                                       AND


                     WELLS FARGO BANK, NATIONAL ASSOCIATION


                            Dated as of _______, 2004

                                TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
ARTICLE I          DISTRIBUTION OF WARRANT CERTIFICATES.......................................................................   1

                   Section 1.1      Appointment of Warrant Agent...............................................................  1

                   Section 1.2      Form of Warrant Certificates...............................................................  1

                   Section 1.3      Execution of Warrant Certificates..........................................................  1

                   Section 1.4      Issuance and Distribution of Warrant Certificates..........................................  2

                   Section 1.5      Conditions to Distribution of Warrant Certificates.........................................  2

ARTICLE II         WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS............................................................   2

                   Section 2.1      Exercise Price.............................................................................  2

                   Section 2.2      Registration of Common Stock and Exercisability of Warrants................................  2

                   Section 2.3      Procedure for Exercise of Warrants.........................................................  3

                   Section 2.4      Issuance of Common Stock...................................................................  3

                   Section 2.5      Certificates for Unexercised Warrants......................................................  3

                   Section 2.6      Reservation of Shares......................................................................  3

                   Section 2.7      Disposition of Proceeds....................................................................  3

                   Section 2.8      Cancellation of Warrants...................................................................  3

ARTICLE III        ADDITIONAL SECURITIES AND NOTICE PROVISIONS................................................................   4

                   Section 3.1      Additional Securities......................................................................  4

                   Section 3.2      Deferral of Adjustments to Warrant Shares..................................................  4

                   Section 3.3      Adjustment to Number of Warrant Shares.....................................................  4

                   Section 3.4      Reorganizations............................................................................  4

                   Section 3.5      Verification of Computations...............................................................  5

                   Section 3.6      Exercise Price Not Less Than Par Value.....................................................  5

                   Section 3.7      Notice of Certain Actions..................................................................  5

                   Section 3.8      Notice of Certain Actions..................................................................  5

                   Section 3.9      Warrant Certificate Amendments.............................................................  5

                   Section 3.10     Fractional Shares..........................................................................  5

                   Section 3.11     Current Market Price.......................................................................  6

                   Section 3.12     Right to Adjust Exercise Price and Exercise Deadline.......................................  6

ARTICLE IV         OTHER PROVISIONS RELATING TO RIGHTS OF REGISTERED HOLDERS OF WARRANT CERTIFICATES...........................  6

                   Section 4.1      Rights of Warrant Holders..................................................................  6

                   Section 4.2      Lost, Stolen, Mutilated, or Destroyed Warrant Certificates.................................  6

ARTICLE V          SPLIT UP, COMBINATION, EXCHANGE, TRANSFER, AND CANCELLATION OF WARRANT CERTIFICATES.........................  6

                   Section 5.1      Split Up, Combination, Exchange, and Transfer of Warrant Certificates......................  6

                   Section 5.2      Cancellation upon Surrender of Warrant Certificates........................................  7

                   Section 5.3      Agreement of Warrant Certificate Holders...................................................  7

ARTICLE VI         PROVISIONS CONCERNING THE WARRANT AGENT AND OTHER MATTERS..................................................   7

                   Section 6.1      Payment of Taxes and Charges...............................................................  7

                   Section 6.2      Resignation or Removal of Warrant Agent....................................................  7

                   Section 6.3      Notice of Appointment......................................................................  8

                   Section 6.4      Merger of Warrant Agent....................................................................  8

                   Section 6.5      Company Responsibilities...................................................................  8

                   Section 6.6      Certification for the Benefit of Warrant Agent.............................................  8

                   Section 6.7      Books and Records..........................................................................  8

                   Section 6.8      Liability of Warrant Agent.................................................................  8

                   Section 6.9      Use of Attorneys, Agents, and Employees....................................................  9

                   Section 6.10     Indemnification............................................................................  9

                   Section 6.11     Acceptance of Agency.......................................................................  9

                   Section 6.12     Changes to Agreement.......................................................................  9

                   Section 6.13     Assignment.................................................................................  9

                   Section 6.14     Successor to Company.......................................................................  9

                   Section 6.15     Notices....................................................................................  9

                   Section 6.16     Defects in Notice.......................................................................... 10

                   Section 6.17     Governing Law.............................................................................. 10

                   Section 6.18     Standing................................................................................... 10

                   Section 6.19     Headings................................................................................... 10

                   Section 6.20     Counterparts............................................................................... 10

                   Section 6.21     Conflict of Interest....................................................................... 10

                   Section 6.22     Availability of the Agreement.............................................................. 11


EXHIBIT A          FORM OF WARRANT CERTIFICATE

                                WARRANT AGREEMENT

        WARRANT AGREEMENT, dated as of ______, 2004, between ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC., a Delaware corporation (the "Company") and Wells Fargo Bank, National Association (the "Warrant Agent").


                                   WITNESSETH:

        WHEREAS, the Company is a wholly owned subsidiary of GB Holdings, Inc., a Delaware corporation (the "Parent");

        WHEREAS, the Company proposes to enter into the transaction (the "Transaction") described in that certain Proxy Statement and Registration Statement on Form S-4 (the "Form S-4") pursuant to which the Company shall distribute to the stockholders of Parent (the "Distribution") 10 million warrants (the "Warrants") to purchase common stock, par value $.01 per share the ("Common Stock") of the Company, each Warrant entitling the holder thereof to purchase .275 shares of Common Stock;

        WHEREAS, the Company proposes to issue certificates evidencing the Warrants (such Warrant certificates issued pursuant to this Agreement being hereinafter called the "Warrant Certificates");

        WHEREAS, the Company desires the Warrant Agent, and the Warrant Agent agrees, to act on behalf of the Company in connection with the issuance, transfer, exchange, replacement, redemption, and surrender of the Warrant Certificates; and

        WHEREAS, the Company and the Warrant Agent desire to set forth in this Warrant Agreement, among other things, the form and provisions of the Warrant Certificates and the terms and conditions under which they may be issued, transferred, exchanged, replaced, redeemed, and surrendered in connection with the exercise and redemption of the Warrants;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I


                      DISTRIBUTION OF WARRANT CERTIFICATES

        Section 1.1 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act on behalf of the Company in accordance with the instructions hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

        Section 1.2 Form of Warrant Certificates. The Warrant Certificates shall be issued in registered form only and, together with the purchase and assignment forms to be printed on the reverse thereof, shall be substantially in the form of Exhibit A attached hereto. The Warrant Certificates may have such letters, numbers, or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed, or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as, in any particular case, may be required, in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

        Section 1.3 Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by its Chairman, Vice Chairman, President, or any Vice President and by its Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be manually countersigned and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. If any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company either before or after delivery thereof by the Company to the Warrant Agent, the signature of such person on such Warrant Certificates nevertheless shall be valid and such Warrant Certificates may be countersigned by the Warrant Agent and issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

        Section 1.4 Issuance and Distribution of Warrant Certificates. Upon completion of the Distribution, the Company shall deliver to the Warrant Agent an adequate supply of Warrant Certificates executed on behalf of the Company as described in Section 1.3 hereof. Upon receipt of an order from the Company, the Warrant Agent shall within three business days complete and countersign Warrant Certificates representing the total number of Warrants to be issued hereunder and shall deliver such Warrant Certificates pursuant to written instructions of the Company.

        Section 1.5 Conditions to Distribution of Warrant Certificates. If the Distribution or the Transaction is not consummated for any reason, no Warrant Certificates shall be distributed and this Agreement shall terminate and be of no further force or effect.


                                   ARTICLE II


                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

        Section 2.1 Exercise Price. Each Warrant Certificate shall, when signed by the Chairman, Vice Chairman, President, or any Vice President and by the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary of the Company and countersigned by the Warrant Agent, entitle the registered holder thereof to purchase from the Company .275 shares (each a "Warrant Share") of Common Stock for each Warrant evidenced thereby, at the purchase price of $.01 per share, or such adjusted number of shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full at the time of exercise of the Warrant. Except as the context otherwise requires, the term "Exercise Price" as used in this Agreement shall mean the purchase price of $.01 per share of Common Stock upon exercise of a Warrant, reflecting all appropriate adjustments made in accordance with the provisions of Article III hereof.

        Section 2.2 Registration of Common Stock and Exercisability of Warrants. Each Warrant may be exercised at any time after the earliest to occur of the following events (the first date on which any such event occurs being referred to as the "Vesting Date"):

        (a) the payment of the entire principal amount and accrued interest on any of the Company's outstanding 3% Notes due 2008 issued by the Company (the "New Notes"), pursuant to and in accordance with the terms thereof whether such payment is in the form of cash or by issuance of shares of Common Stock to the holder thereof in lieu of cash payment or any conversion of any of such notes into common stock pursuant to and in accordance with the terms thereof;

        (b) a determination by a majority of the board of directors of the Company (the "Board") (including at least one independent director) that the Warrants may be exercised; and

        (c) payment in full by the Parent of principal and accrued, but unpaid interest on all outstanding 11% Notes due 2005 issued by the Parent which have not been exchanged for the New Notes in the Transaction.

        Promptly after the Vesting Date, the Company shall send written notice to the Warrant Agent that such Vesting Date has occurred (the "Vesting Notice"). The Warrant Agent shall within ten days after receipt of the Vesting Notice cause a similar notice to be mailed to each registered holder of a Warrant Certificate.

        The latest time and date at which the Warrants may be exercised (the "Exercise Deadline") shall be 5:00 P.M. New York City time on the earlier of (i) the date that is the seventh anniversary of the completion of the Distribution; or (ii) the Cancellation Date (as defined in Section 2.8 below).

        The Company shall use its reasonable efforts to secure the effective registration of the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), and register or qualify such shares under applicable state laws; provided, however, that the Company shall have no obligation to register the Warrant Shares in the event that, by amendment to the Securities Act or otherwise, such registration or qualification or the delivery of such prospectus is not required at the time said Warrant Shares are to be issued; and further that, if by amendment to the Securities Act or otherwise, some other or different requirement shall be imposed by act of the Congress of the United States which shall relate to the issuance of the Warrant Shares upon exercise of the Warrants, the Company shall use its reasonable efforts to comply with such requirements so long as the same shall not be more burdensome to the Company than the registration statement under the Securities Act. Promptly after a registration statement under the Securities Act covering the aforementioned Warrant Shares has become effective, or such other action as contemplated hereby and as may be required has been taken, as the case may be, the Company shall cause notice thereof or a copy of the prospectus covering the Warrant Shares to be mailed to each registered holder of a Warrant Certificate.

        Section 2.3 Procedure for Exercise of Warrants. During the period specified in and subject to the provisions of Section 2.2 hereof, Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the Warrant Agent at the principal office of its corporate trust department (the "Principal Office"), which is presently at _________________, with the election to purchase form set forth on the Warrant Certificate duly completed and executed, with medallion signatures guaranteed by a member of a medallion guarantee program ("Signatures Guaranteed"), accompanied by payment in full of the Exercise Price as provided for in Section 2.1 hereof in effect at the time of such exercise, together with such taxes as are specified in Section 6.1 hereof, for each Warrant Share with respect to which such Warrant is being exercised. Such Exercise Price and taxes shall be paid in full by certified check or money order, payable in United States currency to the order of the Company. The date on which Warrants are exercised in accordance with this
Section 2.3 is sometimes referred to herein as the "Date of Exercise" of such Warrants.

        Section 2.4 Issuance of Common Stock. As soon as practicable after the Date of Exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, registered in accordance with the instructions set forth in the election to purchase. All Warrant Shares shall be validly authorized and issued, fully paid, and nonassessable, and free from all taxes, liens, and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock.

        Section 2.5 Certificates for Unexercised Warrants. If less than all of the Warrants represented by a Warrant Certificate are exercised, the Warrant Agent shall execute and mail, by first-class mail, within 30 days of the Date of Exercise, to the registered holder of such Warrant Certificate, or such other person as shall be designated in the election to purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Warrant Agent shall distribute no Warrant Certificates representing fractions of Warrants under this or any other section of this Agreement. Final fractions of shares shall be treated as provided in Section 3.11 hereof.

        Section 2.6 Reservation of Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

        Section 2.7 Disposition of Proceeds. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently deliver to the Company all proceeds from such exercise.

        Section 2.8 Cancellation of Warrants. At any time after the Vesting Date, the Company by action of the Board, may at its option, cancel all, but not less than all of the Warrants provided that the Company is in compliance with its obligations under Section 2.2 hereof to register the Warrant Shares under the Securities Act. Notice of such cancellation shall be promptly given to the Warrant Agent by the Company and such notice (the "Cancellation Notice") shall be mailed to all registered holders of Warrant Certificates, specifying a date (the "Cancellation Date") established by the Board which shall be at least 90 days after the date of such notice. The Cancellation Notice will specify the Cancellation Date and will also state that the right to exercise the Warrants will terminate at 5:00 p.m., New York City time on the Cancellation Date. The Company will also make a prompt public announcement of the determination by the Board of the Cancellation Date by news release and by notice to any national securities exchange on which the Warrants are listed for trading.

                                   ARTICLE III


                   ADDITIONAL SECURITIES AND NOTICE PROVISIONS

        Section 3.1 Additional Securities. In addition to the Warrant Shares issuable upon the exercise of this Warrant as contemplated in Section 2.1 above:

        (a) In case the Company shall, at any time after the date hereof and on or prior to the Date of Exercise (i) declare a dividend or make a distribution on the Common Stock in shares of the Common Stock, (ii) subdivide the outstanding shares of the Common Stock into a greater number of shares, (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, or
               (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger of the Company), then upon the exercise of a Warrant the holder of such Warrant shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such holder would have been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.

        (b) In case the Company shall, at any time after the date hereof and on or prior to the Date of Exercise, issue to all holders of the Common Stock rights, options, or warrants to subscribe for or purchase the Common Stock (or securities convertible into or exchangeable for the Common Stock), and if the same are not issued or otherwise provided to the holders of Warrants at such time pro rata on a fully-diluted basis as if all warrants, other rights, options or convertible securities in respect of Common Stock, and as if all such securities were exercised or paid, then upon the exercise of the Warrant, the holder of such Warrant exercised shall be entitled to receive the aggregate number and kind of rights, options, or warrants to subscribe for or purchase the Common Stock (or securities convertible into or exchangeable for the Common Stock) which if, such holder would have received by virtue of such issuance of rights, options, or warrants to subscribe for or purchase the Common Stock (or securities convertible into or exchangeable for the Common Stock), if such Warrant had been exercised immediately prior to such time.

        Section 3.2 Deferral of Adjustments to Warrant Shares. In any case in which this Article III shall require that an adjustment in the Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the holders of the Warrants, if any holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares; provided, however, that the Company shall deliver to such exercising holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment. All calculations under this Article III shall be made to the nearest cent or one-hundredth of a share, as the case may be.

        Section 3.3 Adjustment to Number of Warrant Shares. Upon each action set forth in Section 3.1 that requires an adjustment in the number of Warrant Shares, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior, after giving effect to Section 3.1, to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment.

        Section 3.4 Reorganizations. In case of any consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property) (such actions being hereinafter collectively referred to as "Mergers"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Merger if such Warrant had been exercised in full immediately prior to such Merger. In case of any Merger, appropriate adjustment, as determined in good faith by the Board shall be made in the application of the provisions herein set forth with respect to the rights and interests of Warrant holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Warrant Agent and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Merger unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Merger and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the registered holder of any Warrant Certificate such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

        Section 3.5 Verification of Computations. Whenever the Warrant Shares are adjusted as provided pursuant to Section 3.1 hereof, the Company will promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board (who may be the regular auditors of the Company) setting forth the Warrant Shares as so adjusted and a brief statement of the facts accounting for such adjustment, and will make available a brief summary thereof to the holders of the Warrant Certificates, at their addresses listed on the register maintained for that purpose by the Warrant Agent.

        Section 3.6 Exercise Price Not Less Than Par Value. In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

        Section 3.7 Notice of Certain Actions. In the event the Company shall publicly announce its intention to:

        (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in an amount per share greater than the most recent such cash dividend) to all holders of Common Stock;

        (b) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities;

        (c) effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or Merger (other than a merger in which no distribution of securities or other property is made to holders of Common Stock); or

        (d) take any other action which would result in the issuance of additional consideration to the holders of Warrants;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to the Warrant Agent. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up, or exchange or other action shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. The Company shall cause copies of such notice to be mailed to each registered holder of a Warrant Certificate not later than 30 days after such action.

        Section 3.8 Notice of Certain Actions. Whenever any additional consideration or adjustment is required to be made pursuant to this Article III, the Company shall cause notice of same to be mailed to the Warrant Agent within 15 days thereafter, such notice to include in reasonable detail (a) the events precipitating the adjustment, (b) the computation of any such adjustment, and
(c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant, after giving effect thereto. The Warrant Agent shall within 15 days after receipt of such notice from the Company cause a similar notice to be mailed to each registered holder of a Warrant Certificate.

        Section 3.9 Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

        Section 3.10 Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Article III to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same registered holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price (as defined below) of a share of Common Stock calculated in accordance with Section
3.12 hereof.

        Section 3.11 Current Market Price. The "Current Market Price" per share at any date shall be the average of the "closing prices" for the 30 consecutive trading days ending on the trading day immediately preceding the date in question, where the "closing price" on any day is (a) the last reported sales price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (including, for purposes hereof, the Nasdaq National Market), if on such date the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or (c) if on such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, as determined by reference to the "pink sheets" published by National Quotation Bureau or, if not so published, by such other method of determining market value as the Board shall in good faith from time to time deem to be fair and such other method shall be conclusive.

        Section 3.12 Right to Adjust Exercise Price and Exercise Deadline. The Company may at any time, by notice to the Warrant Agent, reduce the Exercise Price to such price, or extend the Exercise Deadline to such date, as the Company may set forth in such notice. Any such reduction shall remain in effect for such period as may be set forth in such notice. The Warrant Agent shall promptly after receipt of any such notice from the Company cause a similar notice to be mailed to each registered holder of a Warrant Certificate.


                                   ARTICLE IV


                          OTHER PROVISIONS RELATING TO
              RIGHTS OF REGISTERED HOLDERS OF WARRANT CERTIFICATES

        Section 4.1 Rights of Warrant Holders. No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

        Section 4.2 Lost, Stolen, Mutilated, or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen, or destroyed, the Company in its discretion may direct the Warrant Agent to execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen, or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen, or destroyed but only upon receipt of evidence of such loss, theft, or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company and the Warrant Agent. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company or the Warrant Agent may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant Certificate shall be at any time enforceable by anyone.


                                    ARTICLE V


                   SPLIT UP, COMBINATION, EXCHANGE, TRANSFER,
                    AND CANCELLATION OF WARRANT CERTIFICATES

        Section 5.1 Split Up, Combination, Exchange, and Transfer of Warrant Certificates. Prior to the Exercise Deadline, Warrant Certificates, subject to the provisions of Section 5.2, may be split up, combined, or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine, or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Warrant Agent at its Principal Office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined, or exchanged at said office. Subject to any applicable laws, rules, or regulations restricting transferability, any restriction on transferability that may appear on a Warrant Certificate in accordance with the terms hereof, or any "stop-transfer" instructions the Company may give to the Warrant Agent to implement any such restrictions (which instructions the Company is expressly authorized to give), transfer of outstanding Warrant Certificates may be effected by the Warrant Agent from time to time upon the books of the Company to be maintained by the Warrant Agent for that purpose, upon a surrender of the Warrant Certificate to the Warrant Agent at its Principal Office, with the assignment form set forth in the Warrant Certificate duly executed and with Signatures Guaranteed. Upon any such surrender for split up, combination, exchange, or transfer, the Warrant Agent shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Warrant Agent shall not be required to effect any split up, combination, exchange, or transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant. The Warrant Agent may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange, or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

        Section 5.2 Cancellation upon Surrender of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange, or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except as provided in Section 2.5 hereof in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 5.1 hereof in case of a split up, combination, exchange, or transfer, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate. Any Warrant Certificate so cancelled shall be destroyed by the Warrant Agent unless otherwise directed by the Company.

        Section 5.3 Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and the Warrant Agent and with every other holder of a Warrant Certificate that:

        (a) transfer of the Warrant Certificates shall be registered on the books of the Company maintained for that purpose by the Warrant Agent only if surrendered at the Principal Office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer, with Signatures Guaranteed; and

        (b) prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.


                                   ARTICLE VI


                        PROVISIONS CONCERNING THE WARRANT
                             AGENT AND OTHER MATTERS

        Section 6.1 Payment of Taxes and Charges. The Company will from time to time promptly pay to the Warrant Agent, or make provisions satisfactory to the Warrant Agent for the payment of, all taxes and charges that may be imposed by the United States or any state upon the Company or the Warrant Agent in connection with the issuance or delivery of shares of Common Stock upon the exercise of any Warrants, but any transfer taxes in connection with the issuance of Warrant Certificates or certificates for shares of Common Stock in any name other than that of the registered holder of the Warrant Certificate surrendered shall be paid by such registered holder; and, in such case, the Company shall not be required to issue or deliver any Warrant Certificate or certificate for shares of Common Stock until such taxes shall have been paid or it has been established to the Company's satisfaction that no tax is due.

        Section 6.2 Resignation or Removal of Warrant Agent. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder after giving 30 days notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient. Upon comparable notice to the Warrant Agent, the Company may remove the Warrant Agent; provided, however, that in such event the Company shall appoint a new Warrant Agent, as hereinafter provided, and the removal of the Warrant Agent shall not be effective until a new Warrant Agent has been appointed and has accepted such appointment. If the office of Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a new Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the registered holder of any Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any new Warrant Agent appointed hereunder shall execute, acknowledge, and deliver to the former Warrant Agent last in office, and to the Company, an instrument accepting such appointment under substantially the same terms and conditions as are contained herein, and thereupon such new Warrant Agent without any further act or deed shall become vested with the rights, powers, duties, and responsibilities of the Warrant Agent and the former Warrant Agent shall cease to be the Warrant Agent; but if for any reason it becomes necessary or expedient to have the former Warrant Agent execute and deliver any further assurance, conveyance, act, or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the former Warrant Agent.

        Section 6.3 Notice of Appointment. Not later than the effective date of the appointment of a new Warrant Agent the Company shall cause notice thereof to be mailed to the former Warrant Agent and the transfer agent for the Common Stock, and shall forthwith cause a copy of such notice to be mailed to each registered holder of a Warrant Certificate. Failure to mail such notice, or any defect contained therein, shall not affect the legality or validity of the appointment of the successor Warrant Agent.

        Section 6.4 Merger of Warrant Agent. Any company into which the Warrant Agent may be merged or with which it may be consolidated, or any company resulting from any merger or consolidation to which the Warrant Agent shall be a party, shall be the successor Warrant Agent under this Agreement without further act, provided that such company would be eligible for appointment as a successor Warrant Agent under the provisions of Section 6.2 hereof. Any such successor Warrant Agent may adopt the prior countersignature of any predecessor Warrant Agent and distribute Warrant Certificates countersigned but not distributed by such predecessor Warrant Agent, or may countersign the Warrant Certificates in its own name.

        Section 6.5 Company Responsibilities. The Company agrees that it shall
(a) pay the Warrant Agent reasonable remuneration for its services as Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenses, advances, and expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder (including fees and expenses of its counsel); and (b) perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

        Section 6.6 Certification for the Benefit of Warrant Agent. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established or that any instructions with respect to the performance of its duties hereunder be given by the Company prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established, or such instructions may be given, by a certificate or instrument signed by the Chairman, any Vice Chairman, the President, any Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer, Treasurer, or any Assistant Treasurer of the Company and delivered to the Warrant Agent. Such certificate or instrument may be relied upon by the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement; but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such matter or may require such further or additional evidence as it may deem reasonable.

        Section 6.7 Books and Records. The Warrant Agent shall maintain the Company's books and records for registration and registration of transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each Warrant Certificate, and the date of each Warrant Certificate.

        Section 6.8 Liability of Warrant Agent. The Warrant Agent shall be liable hereunder for its own negligence or willful misconduct. The Warrant Agent shall act hereunder solely as an agent for the Company and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Warrant Agent will not incur any liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken, or any failure to take action, in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument reasonably believed by the Warrant Agent to be genuine and to have been signed, sent, or presented by the proper party or parties. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof by the Company or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the making of any adjustment required under the provisions of Article III hereof or responsible for the manner, method, or amount of any such adjustment or the facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock or other securities will when issued be validly authorized and issued and fully paid and nonassessable.

        Section 6.9 Use of Attorneys, Agents, and Employees. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents, or employees.

        Section 6.10 Indemnification. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses, or liabilities, including judgments, costs, and counsel fees arising out of or in connection with its agency under this Agreement, except as a result of the negligence or willful misconduct of the Warrant Agent.

        Section 6.11 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth.

        Section 6.12 Changes to Agreement. The Warrant Agent may, without the consent or concurrence of any registered holder of a Warrant Certificate, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that they shall have been advised by counsel
(a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company or the Warrant Agent in this Agreement such further covenants and agreements thereafter to be observed, or (c) result in the surrender of any right or power reserved to or conferred upon the Company or the Warrant Agent in this Agreement, but which changes or corrections do not or will not adversely affect, alter, or change the rights, privileges, or immunities of the registered holders of Warrant Certificates.

        Section 6.13 Assignment. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

        Section 6.14 Successor to Company. The Company will not merge or consolidate with or into any other corporation or sell or otherwise transfer its property, assets, and business substantially as an entirety to a successor corporation unless the corporation resulting from such merger, consolidation, sale, or transfer (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form and substance to the Warrant Agent and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

        Section 6.15 Notices. Any notice or demand required by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given if made in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given as follows:

               if to the Company:


               Atlantic Coast Entertainment Holdings, Inc.
               c/o Sands Hotel & Casino
               Indiana Avenue & Brighton Park
               Atlantic City, New Jersey 08401
               Phone: (609) 441-4432
               Attention: Douglas S. Niethold


               If to the Warrant Agent:

               [warrant agent address]

Any notice or demand required by this Agreement to be given or made by the Company or the Warrant Agent to or on the registered holder of any Warrant Certificate shall be sufficiently given or made, whether or not such holder receives the notice, if sent by first-class or registered mail, postage prepaid, addressed to such registered holder at his last address as shown on the books of the Company maintained by the Warrant Agent. Otherwise such notice or demand shall be deemed given when received by the party entitled thereto.

        Section 6.16 Defects in Notice. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement, shall not affect in any way the rights of any registered holder of a Warrant Certificate or the legality or validity of any adjustment made pursuant to Section 3.1 hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

        Section 6.17 Governing Law. This Agreement and the Warrant Certificates shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each of the parties submits to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including an objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

        Section 6.18 Standing. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent, and the registered holders of the Warrant Certificates any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement contained herein; and all covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors, and the registered holders of the Warrant Certificates.

        Section 6.19 Headings. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 6.20 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

        Section 6.21 Conflict of Interest. The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrant Certificates or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested or contract with or lend money to the Company or otherwise act as fully and freely as though the Warrant Agent were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company, including, without limitation, as trustee under any indenture or as transfer agent for any securities of the Company or for any other entity.

        Section 6.22 Availability of the Agreement. The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its Corporate Trust Department. Copies of this Agreement may be obtained upon written request addressed to:


                               Douglas S. Niethold
                            c/o Sands Hotel & Casino
                         Indiana Avenue & Brighton Park
                         Atlantic City, New Jersey 08401
                                 (609) 441-4432

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                 ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                                 BY:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 [Warrant Agent]

                                 BY:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    Exhibit A


                          [FORM OF WARRANT CERTIFICATE]


                                       No.


                         Certificate for _____ Warrants


                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

        THIS CERTIFIES that ____________________________________ or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase .275 fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of Atlantic Coast Entertainment Holdings, Inc., (the "Company"), a Delaware corporation, at the initial exercise price (the "Exercise Price") of $.01, at any time after the shares of Common Stock issuable upon exercise of the Warrants evidenced hereby have been registered under the Securities Act of 1933, as amended, or such other action as may be required by Federal or state law relating to the issuance or distribution of securities shall have been taken, but not before the Vesting Date hereinafter referred to, and not after the Exercise Deadline hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed as provided below, at the office maintained pursuant to the Warrant Agreement hereinafter referred to for that purpose by Wells Fargo Bank, National Association, or its successor as warrant agent (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made in United States currency, by certified check or money order payable to the order of the Company. Capitalized terms used herein, but not otherwise defined shall have the meaning set forth in the Warrant Agreement, (the "Warrant Agreement") dated as of [___ ___, 2004] by and between the Company and the Warrant Agent.

        Upon certain events provided for in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of each Warrant is required to be adjusted.

        Each Warrant may be exercised at any time after the earliest to occur of the following events (the first date on which any such event occurs being referred to as the "Vesting Date") :

        (a) the payment of the entire principal amount and accrued interest on any of the Company's outstanding 3% Notes due 2008 issued by the Company (the "New Notes"), pursuant to and in accordance with the terms thereof whether such payment is in the form of cash or by issuance of shares of Common Stock to the holder thereof in lieu of cash payment or any conversion of any of such notes into common stock pursuant to and in accordance with the terms thereof;

        (b) a determination by a majority of the board of directors of the Company (the "Board") (including at least one independent director) that the Warrants may be exercised; and

        (c) payment in full by the Parent of principal and accrued, but unpaid interest on all outstanding 11% Notes due 2005 issued by the Parent which have not been exchanged for the New Notes in the Transaction.

        Promptly after the Vesting Date, the Company shall send written notice to the Warrant Agent that such Vesting Date has occurred (the "Vesting Notice"). The Warrant Agent shall within ten days after receipt of the Vesting Notice cause a similar notice to be mailed to each registered holder of a Warrant Certificate.

        The latest time and date at which the Warrants may be exercised (the "Exercise Deadline") shall be 5:00 P.M. New York City time on the earlier of (i) the date that is the seventh anniversary of the completion of the Distribution; or (ii) the Cancellation Date (as defined below).

        At any time after the Vesting Date, the Company by action of the Board, may at its option, cancel all, but not less than all of the Warrants provided that the Company uses reasonable efforts to register the Warrant Shares under the Securities Act. Notice of such cancellation shall be promptly given to the Warrant Agent by the Company and such notice (the "Cancellation Notice") shall be mailed to all registered holders of Warrant Certificates, not less than 90 days prior to the date established by the Board (the "Cancellation Date"). The Cancellation Notice will specify the Cancellation Date and will also state that the right to exercise the Warrants will terminate at 5:00 p.m., New York City time on the Cancellation Date. The Company will also make a prompt public announcement by news release and by notice to any national securities exchange on which the Warrants are listed for trading.

        After the Exercise Deadline, all Warrants evidenced hereby shall thereafter become void.

        Prior to the Exercise Deadline, subject to any applicable laws, rules, or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, a member of the National Association of Securities Dealers, Inc., or other eligible guarantor institution which is a participant in a signature guarantee program (as such terms are defined in Reg. 240.17Ad-15 under the Securities Exchange Act of 1934, as amended) acceptable to the Warrant Agent. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

        Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

        Prior to the Exercise Deadline, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for such purpose by the Warrant Agent.

        No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the registered holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

        This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

        This Warrant Certificate shall not entitle the registered holder of such Certificate to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

        This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                           Atlantic Coast Entertainment Holdings, Inc.

                           BY:
                              -------------------------------------------------
                              President

Seal                          Attest:

                              -------------------------------------------------
                              Secretary

Countersigned:                [Warrant Agent]

                              -------------------------------------------------
Dated                         as Warrant Agent

                                    [FORM OF]
                              ELECTION TO PURCHASE

        The undersigned hereby irrevocably elects to exercise __________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:


                                     (NAME)


                          (ADDRESS, INCLUDING ZIP CODE)


              (SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER)

DELIVER TO:


                                     (NAME)

at


                          (ADDRESS, INCLUDING ZIP CODE)

        If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.

        In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_________ by certified check or money order payable in United States currency to the order of the Company.

Dated____________________, 20__


Name of Warrant Holder:
                       --------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature:
          ---------------------------------------------------------------------

                              [FORM OF] ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee                             Address                                      No. of Warrants
----------------                             -------                                      ---------------








and does hereby irrevocably constitute and appoint ___________ Attorney to make such transfer on the books of Atlantic Coast Entertainment Holdings, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated: ___.


                                      -----------------------------------------
                                                   Signature

                                      -----------------------------------------
SIGNATURE(S) GUARANTEED                            Signature

                                      NOTICE: The signature(s) on this
                                      assignment must correspond with the
                                      name(s) as written upon the face of the
                                      Certificate, in every particular,
                                      without alteration or enlargement or
By                                    any change whatever.
  -----------------------------------

   THE SIGNATURE(S) SHOULD BE
   GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION. (Banks, Stock Brokers,
   Savings and Loan Associations, and
   Credit Unions) WITH MEMBERSHIP IN
   AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM PURSUANT TO S.E.C.
   RULE 17Ad-15.

                                                                         ANNEX E
================================================================================

                           GB PROPERTY FUNDING CORP.,
                                   as Issuer,

                      GB HOLDINGS INC. and GREATE BAY HOTEL
                                and CASINO, INC.,
                                 as Guarantors,

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                   as Trustee

                                   ----------

                         Amended and Restated Indenture

                          Dated as of October 12, 2001

                                   ----------

                                  $110 Million

                               11% Notes Due 2005

================================================================================

                            GB Property Funding Corp.

               Reconciliation and tie between Trust Indenture Act
                   of 1939 and Indenture, dated as of ________

     TIA                                                   INDENTURE
    SECTION                                                 SECTION
    -------                                                ---------
310(a)(1)...............................................      607
      (a)(2)............................................      607
      (a)(3)............................................      N.A.
      (a)(4)............................................      N.A.
      (a)(5)............................................      607
      (b)...............................................   604, 608
      (c)...............................................      N.A.
311.....................................................      604
312.....................................................      701
313.....................................................   601, 702
314(a)..................................................   703, 1008
      (b)...............................................    1401(d)
      (c)(1)............................................      102
      (c)(2)............................................      102
      (c)(3)............................................      N.A.
      (d)...............................................     1405
      (e)...............................................      102
      (f)...............................................      N.A.
315(a)..................................................      602
      (b)...............................................      601
      (c)...............................................      602
      (d)...............................................      602
      (e)...............................................      N.A.
316(a)(last sentence)...................................      101("Outstanding")
      (a)(1)(A).........................................      512
      (a)(1)(B).........................................      513
      (a)(2)............................................      N.A.
      (b)...............................................      508
      (c)...............................................    104(d)
317(a)(1)...............................................      503
      (a)(2)............................................      504
(b).....................................................     1003
318(a)..................................................      111

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS (1)
PARTIES...................................................................................    1
RECITALS..................................................................................    1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.................................................................    1
Section 102.  Compliance Certificates and Opinions........................................   13
Section 103.  Form of Documents Delivered to Trustee......................................   13
Section 104.  Acts of Holders.............................................................   14
Section 105.  Notices, etc., to Trustee, Company and Guarantors...........................   15
Section 106.  Notice to Holders; Waiver...................................................   15
Section 107.  Effect of Headings and Table of Contents....................................   16
Section 108.  Successors and Assigns......................................................   16
Section 109.  Separability Clause.........................................................   16
Section 110.  Benefits of Indenture.......................................................   16
Section 111.  Governing Law...............................................................   16
Section 112.  Legal Holidays..............................................................   16
Section 113.  Casino Control Act..........................................................   16

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.  Forms Generally.............................................................   17
Section 202.  Form of Face of Notes.......................................................   17
Section 203.  Form of Reverse of Notes....................................................   18
Section 204.  Form of Trustee's Certificate of Authentication.............................   20

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.  Title and Terms.............................................................   21
Section 302.  Denominations...............................................................   21
Section 303.  Execution, Authentication, Delivery and Dating..............................   21
Section 304.  Temporary Securities........................................................   22
Section 305.  Registration, Registration of Transfer and Exchange.........................   23
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities............................   23
Section 307.  Payment of Interest; Interest Rights Preserved..............................   24
Section 308.  Persons Deemed Owners.......................................................   25
Section 309.  Cancellation................................................................   25
Section 310.  Computation of Interest.....................................................   25
Section 311.  Maximum Interest Rate.......................................................   25

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.....................................   25
Section 402.  Application of Trust Money..................................................   26

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  Events of Default...........................................................   26
Section 502.  Acceleration of Maturity; Rescission and Annulment..........................   28
Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.............   29
Section 504.  Trustee May File Proofs of Claim............................................   29
Section 505.  Trustee May Enforce Claims Without Possession of Securities.................   30
Section 506.  Application of Money Collected..............................................   30
Section 507.  Limitation on Suits.........................................................   30
Section 508.  Unconditional Right of Holders to Receive Principal Premium and Interest....   30
Section 509.  Restoration of Rights and Remedies..........................................   31
Section 510.  Rights and Remedies Cumulative..............................................   31
Section 511.  Delay or Omission Not Waiver................................................   31
Section 512.  Control by Holders..........................................................   31
Section 513.  Waiver of Defaults and Compliance...........................................   31

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.  Notice of Defaults..........................................................   32
Section 602.  Certain Rights of Trustee...................................................   32
Section 603.  Trustee Not Responsible for Recitals or Issuance of Securities..............   33
Section 604.  May Hold Securities.........................................................   33
Section 605.  Money Held in Trust.........................................................   33
Section 606.  Compensation and Reimbursement..............................................   33
Section 607.  Corporate Trustee Required: Eligibility.....................................   34
Section 608.  Resignation and Removal; Appointment of Successor...........................   34
Section 609.  Acceptance of Appointment by Successor......................................   35
Section 610.  Merger, Conversion, Consolidation or Succession to Business.................   35

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

Section 701.  Disclosure of Names and Addresses of Holders................................   36
Section 702.  Reports by Trustee..........................................................   36
Section 703.  Reports by Company and Guarantors...........................................   37

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Holdings and Subsidiaries May Consolidate, etc.,Only on Certain Terms.......   37
Section 802.  Successor Substituted.......................................................   38

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures and Amendments to Security Documents Without Consent
                 of Holders...............................................................   39
Section 902.  Supplemental Indentures and Amendments to Security Documents with Consent of
                 Holders..................................................................   39
Section 903.  Execution of Supplemental Indentures and Amendments to Security Documents...   40
Section 904.  Effect of Supplemental Indentures...........................................   40
Section 905.  Conformity with Trust Indenture Act.........................................   40
Section 906.  Reference in Securities to Supplemental Indentures..........................   40
Section 907.  Notice of Supplemental Indentures and Amendments to Security Documents......   40

                                   ARTICLE TEN

                                    COVENANTS

Section 1001. Payment of Principal, Premium, if any, and Interest.........................   41
Section 1002. Maintenance of Office or Agency.............................................   41
Section 1003. Money for Security Payments to Be Held in Trust.............................   41
Section 1004. Corporate Existence.........................................................   42
Section 1005. Payment of Taxes and Other Claims...........................................   42
Section 1006. Maintenance of Properties...................................................   42
Section 1007. Insurance...................................................................   43
Section 1008. Statement by Officers as to Compliance......................................   43
Section 1009. Statement by Officers of Certain Defaults...................................   43
Section 1010. Purchase of Securities upon Change in Control...............................   43
Section 1011. [Intentionally Omitted.]....................................................   44
Section 1012. [Intentionally Omitted.]....................................................   44
Section 1013. Limitation on Restricted Payments...........................................   44
Section 1014. [Intentionally Omitted.]....................................................   44
Section 1015. [Intentionally Omitted.]....................................................   44
Section 1016. [Intentionally Omitted.]....................................................   44
Section 1017. Limitation on Asset Sales...................................................   44
Section 1018. Application of Net Cash Proceeds in Event of Loss...........................   45
Section 1019. Ownership of Stock of Subsidiaries..........................................   46
Section 1020. Limitation on Transactions with Affiliates..................................   46
Section 1021. Change in Nature of Business................................................   46
Section 1022. Additional Collateral.......................................................   46

Section 1023. CRDA Investments............................................................   46
Section 1024. Subsidiaries................................................................   46
Section 1025. Security Documents..........................................................   47
Section 1026. Validity of Security Interest...............................................   47
Section 1027. Duty of Cooperation.........................................................   47

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101. Optional Redemption.........................................................   47
Section 1102. Applicability of Article....................................................   47
Section 1103. Election to Redeem; Notice to Trustee.......................................   48
Section 1104. Selection by Trustee of Securities to Be Redeemed...........................   48
Section 1105. Notice of Redemption........................................................   48
Section 1106. Deposit of Redemption Price.................................................   49
Section 1107. Securities Payable on Redemption Date.......................................   49
Section 1108. Securities Redeemed in Part.................................................   49
Section 1109. Redemption Pursuant to Gaming Laws..........................................   49

                                 ARTICLE TWELVE

                             GUARANTEE ARRANGEMENTS

Section 1201. Guarantee...................................................................   50
Section 1202. Execution and Deliver of Guarantee..........................................   51
Section 1203. Additional Guarantors.......................................................   51

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance................   51
Section 1302. Defeasance and Discharge....................................................   51
Section 1303. Covenant Defeasance.........................................................   52
Section 1304. Conditions to Defeasance or Covenant Defeasance.............................   52
Section 1305. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other
                 Miscellaneous Provisions.................................................   53
Section 1306. Reinstatement...............................................................   54

                                ARTICLE FOURTEEN

                                SECURITY INTEREST

Section 1401. Assignment of Security Interest.............................................   54
Section 1402. Suits to Protect the Collateral.............................................   55
Section 1403. Further Assurances and Security.............................................   55
Section 1404. Collateral Account..........................................................   55
Section 1405. Release Notice; Subordination Request, Permitted Liens......................   56
Section 1406. Reliance on Opinion of Counsel..............................................   57
Section 1407. Purchaser May Rely..........................................................   57
Section 1408. Payment of Expenses.........................................................   57

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

Section 1501. Counterparts................................................................   58

                                    Exhibit A

TESTIMONIUM...............................................................................
SIGNATURE AND SEALS.......................................................................

(1) This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                    SCHEDULES

1.01 Permitted Indebtedness
1.02 Permitted Affiliate Transactions

          AMENDED AND RESTATED INDENTURE, dated as of October 12, 2001 among GB Property Funding Corp. (herein called the "Company"), GB Holdings, Inc. (herein called "Holdings") and Greate Bay Hotel and Casino, Inc. (herein called "GBHC", and, together with Holdings, herein called the "Guarantors"), each of which is a corporation duly organized and existing, in the case of the Company and Holdings, under the laws of the State of Delaware, and in the case of GBHC, under the laws of the State of New Jersey, and each having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank Minnesota, National Association, Trustee (herein called the "Trustee").

          The Company has duly authorized and issued its 11% Notes Due 2005 (herein called "Notes" or the "Securities"), under an Indenture dated as of September 29, 2000 (the "Original Indenture") of substantially the tenor and amount set forth in the Original Indenture, and to provide therefore the Company has duly authorized the execution and delivery of the Original Indenture, as amended and restated by this Amended and Restated Indenture (this "Indenture"). The Company has duly authorized the creation of Liens to secure the Securities, and to provide therefore the Company has duly authorized the execution and delivery of the Security Documents to which it is a party.

          Each of the Guarantors has duly authorized its guarantee of the Securities, and to provide therefore each of the Guarantors has duly authorized the execution and delivery of this Indenture. Each of the Guarantors has duly authorized the creation of Liens to secure its guarantee of the Securities, and to provide therefore each of the Guarantors has duly authorized the execution and delivery of the Security Documents to which it is a party.

          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          All things necessary have been done to make the Securities, when executed by the Company and authenticated by the Trustee and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantees the valid obligation of each of the Guarantors and to make this Indenture a valid agreement of each of the Company and the Guarantors, in accordance with their and its terms.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 101. Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                    (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                    (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                    (d) any reference herein to any "first priority lien", "first priority security interest" or words of similar import or otherwise regarding the priority of any Lien, shall apply and refer, and shall be deemed to apply and refer, only to the Collateral and all such Liens shall, and shall be deemed to be: (i) subject and inferior to any Lien to secure Working Capital Indebtedness; and (ii) subject to any release or subordination contemplated in Section 1405 hereof. Any reference herein to the "terms of any release or subordination contemplated in Section 1405 hereof" or "any release or subordination" or words of similar import shall be deemed to refer to and include, without limitation, any and all terms, provisions and conditions of any such release or subordination and of all agreements, documents and instruments related thereto, associated therewith or arising from or in connection with any such release or subordination or any related or associated transaction; and

                    (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                    "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary of Holdings or is combined or acquired through an asset acquisition, merger or otherwise, with Holdings or a Subsidiary of Holdings, including, without limitation, Indebtedness incurred by such Person in connection with, or in anticipation of, such Person becoming a Subsidiary of Holdings or of such acquisition, in each case which, if secured, is not secured by Collateral.

                    "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                    "Affiliate" of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such Person and with respect to any natural Person, any other Person having a relationship by blood, marriage or adoption, not more remote than first cousins with such natural Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Allowed Indebtedness" means any Indebtedness or Preferred Stock, including, without limitation, Indebtedness or Preferred Stock that: (i) is not secured by a Lien; (ii) is (or to the extent that it is) secured by a Lien on assets other than the Collateral; (iii) is secured by a Lien on Collateral which, except for and subject to any release or subordination contemplated in Section 1405 hereof, is inferior to the Liens of the Trustee on such Collateral; (iv) constitutes Acquired Indebtedness, or (v) is incurred between or among Holdings and its Subsidiaries.

                    "Amortization Expense" means, for any Person for any period, the amount of the amortization expense (including, without limitation, the write-down of non-current assets, including CRDA Investments) that is reflected on the financial statements of such Person and its Subsidiaries consolidated in such financial statements for such period in accordance with GAAP.

                    "Approved Project" means any transaction that has been approved by the Board of Directors of Holdings or any of its Subsidiaries involving: (a) the incurrence of Indebtedness to be entered into or incurred by Holdings or any of its Subsidiaries; (b) any Approved Transfer; or (c) any similar, related or associated event, transaction or activity.

                    "Approved Transfer" means any sale, conveyance, transfer, disposition or contribution by a Person, or any Subsidiary of such Person, to any Person ("Transferee") if such Person or Subsidiary has or obtains debt or equity interests in the Transferee.

                    "Asset Acquisition" means (a) any capital contribution (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock or other similar ownership or profit interest, by Holdings or any of its Subsidiaries in any other Person, in either case pursuant to which such Person shall become a Subsidiary of Holdings or any of its Subsidiaries or shall be merged with or into Holdings or any of its Subsidiaries or (b) any acquisition by Holdings or any of its Subsidiaries of the assets of any Person which constitute substantially all of an operating unit or business of such Person.

                    "Asset Sale" means, as applied to any Person, any direct or indirect sale, conveyance, transfer, lease or other disposition (other than a Sale-Leaseback Transaction) by such Person or any Subsidiary of such Person to any Person other than such Person or a wholly owned Subsidiary of such Person, in one transaction or a series of related transactions, of any Capital Stock of any Subsidiary of such Person or other similar equity interest of such Subsidiary or any other property or asset of such Person or any Subsidiary of such Person (provided that the term "Asset Sale" shall not include (a) sales, conveyances, transfers, leases or other dispositions in the ordinary course of business, (b) all other dispositions pursuant to which such Person receives, directly or indirectly, Net Cash Proceeds or fair market value of less than or equal to $5,000,000 in the aggregate in any twelve month period, (c) sales, conveyances, transfers, leases or other dispositions of CRDA Investments, (d) any Approved Transfer, (e) sales, conveyances, transfers, leases or other transactions or dispositions made in accordance with the provisions of Section 1405 of this Indenture or (f) sales, conveyances, transfers, leases or other transactions or dispositions made pursuant to the terms of any agreement, document or instrument entered into in connection with any Approved Project in respect of which any release or subordination has occurred in accordance with the provisions of Section 1405 of this Indenture, including, without limitation, any sale or other disposition resulting from any default or foreclosure).

                    "Assets" means, as applied to any Person, any tangible or intangible assets, or rights or real or personal properties of such Person or any of its Subsidiaries including capital stock of Subsidiaries.

                    "Board of Directors" means either the board of directors of a Person or any duly authorized committee of that board.

                    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

                    "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after such date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

                    "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date of determination shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                    "Cash Equivalents" means any of the following, to the extent owned by Holdings or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Trustee or the Holders) and having a maturity of not greater than 270 days from the date of acquisition: (a) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof): (b) insured certificates of deposit or acceptances of any commercial bank that is a member of the Federal Reserve System, that issues (or the parent of which issues) commercial paper rated as described in clause (c) below and that has combined capital and surplus and undivided profits of not less than $100,000,000; (c) commercial paper issued by a corporation (except an Affiliate of Holdings) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 (or the then equivalent grade) by Standard & Poor's Corporation or at least Prime-1 (or the then equivalent grade) by Moody's Investors Service, Inc.; and (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency.

                    "Casino Control Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12-1 et seq. (New Jersey Public Law 1977, C.110), and the regulations promulgated thereunder, N.J.A.C. 19:40-1.1 et seq., as from time to time amended, or any successor provision of law.

                    "Casino Control Commission" means the New Jersey Casino Control Commission as established by Section 50 of the Casino Control Act or any successor agency appointed pursuant to the Casino Control Act.

                    "Change of Control" means, after the Issue Date, an event or series of events by which any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than Carl C. Icahn and his Affiliates, or Holdings and its Subsidiaries, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including through ownership of Voting Stock of a Person owning, directly or indirectly, Voting Stock of the Company, GBHC or Holdings) of securities representing 50% or more of the combined voting power of the Voting Stock of the Company, GBHC or Holdings.

                    "Collateral" has the meaning attributed to it in the Security Agreement and the Mortgage and includes and is limited to, to the extent contemplated in such definition, assets (other than cash, cash equivalents, CRDA Investments and gaming receivables and revenues) owned by Holdings or its Subsidiaries as of the Issue Date and assets contemplated in
Section 1404 of this Indenture; provided that for purposes of this Indenture and the Security Documents, the Collateral shall not include any asset to the extent that it has ceased to be subject to the Security Interest pursuant to Section 1405 hereof.

                    "Collateral Account" shall have the meaning ascribed to such term in the Security Agreement.

                    "Collateral Assignment of Leases" means the Assignment, dated as of September 29, 2000, by GBHC in favor of the Trustee for its own benefit and the benefit of the Holders, as the same may be amended from time to time.

                    "Collateral Proceeds" means, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, (a) any Net Cash Proceeds received or receivable by Holdings or GBHC or any other Grantor as a result of an Asset Sale or Event of Loss that involves all or a portion of the Collateral and (b) all interest or other earnings on amounts in deposit in the Collateral Account.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                    "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                    "Company" means GB Property Funding Corp., until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

                    "Consolidated" or "consolidated" refers to the consolidation of accounts in accordance with GAAP, and each reference to any such consolidation in this Indenture including, without limitation, "Consolidated Cash Flow", "Consolidated Coverage Ratio", "Consolidated Fixed Charges", "Consolidated Income Tax Expense", and "Consolidated Net Income" shall include and be deemed to include, if, prior to the calculation date, one or more acquisitions have been engaged in by Holdings or any of its Subsidiaries (including through mergers or consolidations or other asset or business acquisitions or combination transactions), the accounts of such acquired person or business for the entire applicable reference period, and such acquisition shall be deemed to have occurred on the first day of the applicable reference period and shall be given pro forma effect, in all events exclusive of all obligations or charges: (x) of a non-recurring nature, (y) attributable to discontinued operations, and (z) otherwise attributable to operations or businesses disposed of prior to the Transaction Date.

                    "Consolidated Cash Flow" means, for any Person for any period, the sum of:

                    (a) the Consolidated Net Income of such Person and its Subsidiaries for such period, plus

                    (b) the sum of the following items (to the extent deducted in determining Consolidated Net Income and without duplication): (i) all Consolidated Fixed Charges; (ii) Amortization Expense; (iii) Depreciation Expense; and (iv) Consolidated Income Tax Expense.

                    "Consolidated Coverage Ratio" means for any Person the ratio of (a) Consolidated Cash Flow of such Person and its Subsidiaries for the four full fiscal quarters for which financial statements are available that immediately precede the date of the transaction or other circumstances giving rise to the need to calculate the Consolidated Coverage Ratio (the "Transaction Date") (or, for purposes of clause (b) of the definition of the term "Permitted GBHC Indebtedness", projected as contemplated therein) to (b) the Consolidated Fixed Charges for the fiscal quarter in which the Transaction Date occurs and to be accrued during any balance of such quarter and during the three fiscal quarters immediately following such fiscal quarter (based upon the pro forma amount of Indebtedness of such Person and its Subsidiaries outstanding on the Transaction Date and after giving effect to the transaction in question) (or, for purposes of clause (b) of the definition of the term "Permitted GBHC Indebtedness", projected as contemplated therein). For purposes of this definition, if the Transaction Date occurs before the date on which such Person's consolidated financial statements for the four full fiscal quarters after the Issue Date are first available, "Consolidated Cash Flow" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis as if the Securities outstanding on the Transaction Date were issued on the first day of such four full fiscal quarter period. In addition, "Consolidated Cash Flow" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to
(i) the incurrence or retirement of any Indebtedness of such Person and its Subsidiaries at any time during the period (the "Reference Period") (A) commencing on the first day of the four full fiscal quarters ended before the Transaction Date for which financial statements are available and (B) to, and including, the Transaction Date, including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such Indebtedness were incurred or retired on the first day of the Reference Period; provided that if such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above clause shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred such guaranteed Indebtedness and (ii) any Asset Sale, Event of Loss or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or any of its Subsidiaries (including any Person who becomes a Subsidiary as result of the Asset Acquisition) incurring Acquired Indebtedness) occurring during the Reference Period and any retirement of Indebtedness in connection with such Asset Acquisition, as if such Asset Sale, Event of Loss or Asset Acquisition and/or retirement occurred on the first day of the Reference Period. Furthermore, in calculating the denominator (but not the numerator) of this "Consolidated Coverage Ratio," interest on Indebtedness determined on a fluctuating basis that cannot be determined in advance shall be deemed to accrue at the rate in effect on the Transaction Date for such entire period.

                    "Consolidated Fixed Charges" means as applied to any Person for any period (a) the sum of the following items (without duplication): (i) the aggregate amount of interest reflected in the financial statements by such Person and its Subsidiaries in respect of their consolidated Indebtedness (including, without limitation, all interest capitalized by such Person and its Subsidiaries during such period, any amortization of debt discount and all commissions, discounts and other similar fees and charges owed by such Person or any of its Subsidiaries for letters of credit and bankers' acceptance financing and the net costs associated with Interest and Currency Rate Protection Obligations of such Person and its Subsidiaries); (ii) the aggregate amount of the interest component of rentals in respect of Capitalized Lease Obligations recognized by such Person and its Subsidiaries; (iii) to the extent any

Indebtedness of any other Person is guaranteed by such Person or any of its Subsidiaries, the aggregate amount of interest paid or accrued by such other Person during such period attributable to any such guaranteed Indebtedness; (iv) dividends on Preferred Stock of any Subsidiary that is held by a Person other than such Person or a wholly owned Subsidiary; (v) the interest portion of any deferred payment obligation; and less (b) to the extent included in clause (a) above, amortization or write-off of deferred financing costs of such Person and its Subsidiaries and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness before its stated maturity, with the foregoing amounts in the case of both clauses (a) and (b) above, as determined in accordance with GAAP.

                    "Consolidated Income Tax Expense" means, as applied to any Person for any period, federal, state, local and foreign income taxes of such Person and its Subsidiaries for such period, determined in accordance with GAAP; provided that, for purposes hereof, "income taxes" shall specifically exclude any taxes paid to or imposed by a Gaming Authority.

                    "Consolidated Net Income" means, as applied to any Person for any period, the aggregate of the consolidated Net Income (or net loss) of such Person and its Subsidiaries (determined in accordance with GAAP) less (to the extent included in such Consolidated Net Income): (a) the Net Income of any other Person in which such Person and any of its Subsidiaries has a joint interest with a third party (which interest does not cause the Net Income of such other Person to be consolidated into the Net Income of such Person and its Subsidiaries in accordance with GAAP) except to the extent of the amount of cash dividends or other cash distributions in respect of Capital Stock actually paid (out of funds legally available therefrom) to and received by such Person or a Subsidiary, net of any taxes applicable thereto; (b) items (other than the tax benefit of the utilization of net operating loss carry forwards or alternative minimum tax credits) classified as extraordinary; (c) the net income of any Subsidiary (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by such Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, law, rule or governmental regulations applicable to that Subsidiary or its stockholders; (d) any net gain or loss resulting from an Asset Sale or Event of Loss or reserves relating thereto by such Person or any of its Subsidiaries; (e) any gain (but not loss), net of taxes, realized upon the termination of any employee pension benefit plan; and (f) all income taxes of such Person and its Subsidiaries accrued according to GAAP for such period attributable to extraordinary gains or losses.

                    "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 6th and Marquette, MAC N9303-120, Minneapolis, MN 55479, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

                    "Corporation" includes corporations, associations, companies and business trusts.

                    "CRDA Investments" means Investments in securities issued by, and monies deposited with, the Casino Reinvestment Development Authority of the State of New Jersey.

                    "Default" means any Event of Default, or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                    "Defaulted Interest" has the meaning specified in Section
307.

                    "Depreciation Expense" means, as applied to any Person for any period, the provision for depreciation that is reflected on the consolidated financial statements of such Person and its Subsidiaries in accordance with GAAP.

                    "Disqualified Holders" shall have the meaning provided in
Section 1109.

                    "Disqualified Stock" means, with respect to any Person, any Capital Stock or other similar ownership or profit interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or before the Maturity Date of the Securities.

                    "Division of Gaming Enforcement" means the Division of Gaming Enforcement of the New Jersey Department of Law and Public Safety as established by Section 55 of the Casino Control Act or any successor division or agency.

                    "Event of Default" has the meaning specified in Section 501.

                    "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following: (i) any loss, destruction or damage of such property or asset; (ii) the condemnation or seizure of such property or asset or the exercise of any right of eminent domain or navigational servitude; or (iii) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; provided, that in any such case the Net Cash Proceeds relating thereto are in excess of $5 million.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    "Fair Market Value" or "fair value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of Holdings acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

                    "Federal Bankruptcy Code" means the 1978 Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                    "FF&E Financing" means Indebtedness, the proceeds of which will be used solely to finance the acquisition or lease of furniture, fixtures or equipment ("FF&E") used by the Person incurring such Indebtedness in the ordinary course in the operation of a Permitted Line of Business and secured by a Lien on such FF&E.

                    "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable as of the Issue Date.

                    "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by Holdings or any of its Subsidiaries.

                    "Gaming Laws" means each gaming law of any applicable Gaming Authority as amended from time to time, and the regulations promulgated and rulings issued thereunder applicable to Holdings or any of its Subsidiaries or shareholders.

                    "Grantor" means (i) any "Grantor" as defined in the Security Agreement, (ii) any "Mortgagor" as defined in the Mortgage and (iii) any other Person that grants a security interest in its assets in favor of the Trustee for its benefit and the benefit of the Holders.

                    "Guarantee" means the guarantee of the Guarantors set forth in Article Twelve.

                    "Guarantor" means each of GBHC and Holdings and any successor thereto.

                    "Holder" means a Person in whose name a Security is registered in the Security Register.

                    "incur" means to directly or indirectly create, assume, suffer to exist, guarantee in any manner, or in any manner become liable for the payment of.

                    "Indebtedness" of any Person means (a) any liability, contingent or otherwise, of such Person (whether or not the recourse of the lender is to the whole of the assets of such Person, or only to a portion thereof), (i) for borrowed money (ii) evidenced by a note, bond, debenture or similar instrument, letters of credit, acceptances or other similar facilities (other than a trade payable or a current liability incurred in the ordinary course of business) or (iii) for the payment of money relating to a Capitalized Lease Obligation or other obligation relating to the deferred purchase price of property or services (including a purchase money obligation); (b) any liability of others of the kind described in the preceding clause (a) which such Person has guaranteed including, without limitation, (x) to pay or purchase such liability, (y) to supply funds to or in any other manner invest in the debtor (including an agreement to pay for property or services irrespective of whether such property is received or such services are rendered and (z) to purchase, sell or lease (as lessee or lessor) property or to purchase or sell services, primarily for the purpose of enabling a debtor to make a payment of such Indebtedness or to assure the holder of such Indebtedness against loss; (c) any obligation secured by a Lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (d) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any of its Affiliates or any warrants, rights or options to acquire such Capital Stock, valued, in the case of Disqualified Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (e) all Interest and Currency Rate Protection Obligations; and (f) any and all deferrals, renewals, extensions and refundings of any liability of the kind described in any of the preceding clauses.

                    "Indenture" means this instrument as originally executed and as it may from time to time be supplemented, changed, modified or amended (by any addition to or elimination of, the provisions hereof, or otherwise) by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                    "Independent", when used with respect to any Person, means such other Person who (a) does not have any material financial interest in Holdings or in any Affiliate of Holdings and (b) is not an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions for Holdings or a spouse, family member or other relative of any such Person; provided, that with respect to any director of any corporation, such director shall also be deemed to be "Independent" if such director meets the requirements for independence established by any "national securities exchange" (as contemplated in the Securities Exchange Act of 1934) for audit committee membership. Whenever it is provided in this Indenture that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Holdings.

                    "Interest and Currency Rate Protection Obligations" means the obligations of any Person pursuant to any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and other similar agreement designed to hedge against fluctuations in interest rates or foreign exchange rates.

                    "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                    "Investment" in any Person means any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others (excluding unbilled or uncollected receivables), or otherwise), or purchase or acquisition of Capital Stock, warrants, rights, options, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person or Indebtedness of any other Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                    "Issue Date" means September 29, 2000.

                    "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, hypothecation, assignment for security, or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement relating to such Person.

                    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

                    "Maturity Date", when used with respect to any Security, means the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable.

                    "Mortgage" means the Mortgage and Fixture Security Agreement, dated as of September 29, 2000, duly executed by GBHC in favor of the Trustee for the benefit of the Holders, as the same may be amended from time to time.

                    "Net Cash Proceeds" means, with respect to any Asset Sale or Event of Loss, as the case may be, the proceeds thereof in the form of cash or Cash Equivalents received by Holdings or any of its Subsidiaries (whether as initial consideration, through the payment or disposition of deferred compensation or the release of reserves), after deducting therefrom (without duplication): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders fees and other similar fees and expenses incurred in connection with such Asset Sale or Event of Loss; (b) provisions for all taxes payable as a result of such Asset Sale or Event of Loss; (c) payments made to retire Indebtedness (other than payments on the Securities) secured by the assets subject to such Asset Sale or Event of Loss to the extent required pursuant to the terms of such Indebtedness; and (d) appropriate amounts to be provided by Holdings or any of its Subsidiaries, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale or Event of Loss and retained by Holdings or any of its Subsidiaries, as the case may be, after such Asset Sale or Event of Loss, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale or Event of Loss, in each case to the extent, but only to the extent, that the amounts so deducted are, at or around the time of receipt of such cash or Cash Equivalents, actually paid to a Person that is not an Affiliate of Holdings or, in the case of reserves, are actually established and, in each case, are properly attributable to such Asset Sale or Event of Loss.

                    "Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person determined in accordance with GAAP.

                    "Officers' Certificate" for any Person means a certificate signed by the Chairman, the President, Executive Vice President or a Vice President, and by the Chief Financial Officer or the Secretary of such Person, and delivered to the Trustee.

                    "Opinion of Counsel" means a written opinion of counsel for the Company or any of the Guarantors or any of their respective Affiliates, including an employee of any such Person, or any other counsel reasonably acceptable to the Trustee.

                    "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                    (iv) Securities in respect of which, pursuant to Section 306, other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder or taken any other action, Securities owned by Holdings or its Subsidiaries shall be disregarded and deemed not to be

Outstanding (but the Securities of any other Affiliates shall be deemed for all such purposes to be Outstanding). In determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities owned by Holdings or its Subsidiaries which the Trustee knows to be so owned shall be so disregarded. Securities owned by Holdings or its Subsidiaries which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Guarantor or a Subsidiary of Holdings.

                    "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

                    "Permitted GBHC Indebtedness" means any of the following Indebtedness to the extent incurred by GBHC:

                    (a) Indebtedness under the Notes, the Indenture, the Guarantee or any Security Document;

                    (b) Indebtedness if, immediately after giving pro forma effect to the incurrence thereof, the projected Consolidated Coverage Ratio of GBHC for the next full fiscal quarter, as determined by the Board of Directors of GBHC based upon its projections, would be no less than 1.5:1;

                    (c) Indebtedness, including borrowing from Affiliates, having a maturity at the time of its incurrence of one year or less incurred solely to provide funds for working capital purposes; provided that such Indebtedness (i) does not exceed $15 million outstanding in the aggregate at any one time and (ii) for a period of 60 consecutive days during any calendar year, does not exceed in the aggregate $5 million;

                    (d) FF&E Financing and/or Capitalized Lease Obligations so long as the sum of (x) the aggregate principal amount of such FF&E Financing and (y) the aggregate amount of such Capitalized Lease Obligations does not exceed $50 million in the aggregate at any time;

                    (e) Indebtedness of GBHC and Lieber Check Cashing LLC ("Lieber") that is outstanding on the Issue Date and the items listed on Schedule 1.01 hereof on the Issue Date; and

                    (f) purchase money mortgage notes or other Indebtedness to acquire Block 47, Lot 8 on the Tax Map of the City of Atlantic City, and to acquire Block 156, Lots 28, 40 and 41 on the Tax Map of the City of Atlantic City in fee simple or by long-term lease, which purchase money mortgage note or similar indebtedness encumbers only such Block and Lot numbers on the Tax Map of the City of Atlantic City, or any other Indebtedness for the purpose of engaging in any transaction in which the value of the assets acquired, for GAAP purposes (including applicable goodwill) is equal to or greater than the financing undertaken in connection with such transaction.

                    "Permitted Liens" means:

                    (i) Liens on property acquired after the Issue Date by way of a merger or other business combination of a Person with or into Holdings or any Subsidiary or the acquisition of a Person or its assets by Holdings or any Subsidiary or otherwise and provided that except as permitted in this Indenture such Liens do not extend to any Collateral;

                    (ii) statutory Liens to secure the performance of obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment of borrowed money), or for taxes, assessments or governmental charges or claims, provided that in each case the obligations are not yet delinquent or are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded and any reserve or other adequate provision as shall be required in conformity with GAAP shall have been made therefor;

                    (iii) licenses, leases or subleases granted in the ordinary course of business to others not interfering in any material respect with the business of Holdings or any Subsidiary;

                    (iv) easement granted to the City of Atlantic City, New Jersey, pursuant to municipal ordinance to extend Mt. Vernon Avenue right-of-way upon part of Block 48, Lot 8 on the Tax Map of the City of Atlantic City;

                    (v) with respect to the property involved, easements, rights-of-way, navigational servitudes, restrictions, minor defects or irregularities in title and other similar charges or encumbrances which do not interfere in any material respect with the ordinary conduct of business of Holdings and its Subsidiaries as now conducted or as contemplated herein;

                    (vi) Liens granting a security interest in CRDA Investments to the Casino Redevelopment Authority of New Jersey or any other entity as required by applicable law;

                    (vii) Liens permitted by the Security Documents, including, without limitation, Liens granted under or to secure Permitted GBHC Indebtedness;

                    (viii) Liens: (a) on Assets or property of any kind other than Collateral and (b) on Collateral (including, without limitation, any such Liens incurred to secure Allowed Indebtedness) which, except for and subject to any release or subordination contemplated in
          Section 1405 hereof, shall be inferior to the Liens of the Trustee on such Collateral; and

                    (ix) Liens (which shall be superior to the Liens of the Trustee under the Security Documents) to secure Working Capital Indebtedness.

                    "Permitted Line of Business" means the casino gaming business and any business that is related to, ancillary or supportive of, connected with or arising out of the gaming business (including, without limitation, developing and operating lodging, dining, sports or entertainment facilities, transportation services, software development or other related activities or enterprises and any additions or improvements thereto).

                    "Permitted Related Investment" means the direct or indirect acquisition, repair or restoration (including, without limitation, as permitted in Article 9 of the Mortgage) of property or other Assets (including, without limitation, Securities of any person possessing any such Asset or with rights to, any Assets) to be used in connection with a Permitted Line of Business.

                    "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                    "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends on or to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                    "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                    "Redemption Price", when used with respect to any Security to be redeemed, means 100% of the principal amount of such Security, together with accrued, unpaid interest.

                    "Regular Record Date" for the interest payable on any Interest Payment Date means the September 14 or March 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                    "Release Notice" means a written notice of Holdings or any of its Subsidiaries in the form of a Company Order delivered pursuant to Section 1405(a).

                    "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "Restricted Payment" means either of the following: (a) the declaration or payment of any dividend or any other distribution on Common Stock of Holdings or any Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Common Stock of Holdings or any Subsidiary in respect of that stock (other than (i) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) and (ii) in the case of a Subsidiary, dividends or distributions payable to Holdings or to a wholly owned Subsidiary) or (b) the purchase, defeasance, redemption or other acquisition or retirement for value of any Common Stock of Holdings or any Subsidiary (other than Common Stock of such Subsidiary held by Holdings or any of its wholly owned Subsidiaries).

                    "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by Holdings or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by Holdings or any such Subsidiary to such Person or its Affiliates in contemplation of such leasing.

                    "Sands" means the Sands Hotel and Casino located in Atlantic City, New Jersey.

                    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                    "Security Agreement" means the Security Agreement dated as of September 29, 2000 made by each of Holdings, GBHC and the Company to the Trustee for its benefit and the benefit of the Holders, as the same may be amended from time to time.

                    "Security Documents" means this Indenture, the Security Agreement, the Collateral Assignment of Leases, and the Mortgage and any other mortgage, deed of trust, security agreement or similar instrument securing the Company's, Holdings, or GBHC's obligations with respect to the Securities or under this Indenture or any of the other Security Documents.

                    "Security Interest" has the meaning specified in Section 1401(a).

                    "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof).

                    "Subordination Determination" has the meaning specified in
Section 1405(b).

                    "Subordination Request" means a written request of Holdings or any of its Subsidiaries in the form of a Company Order delivered pursuant to
Section 1405(b).

                    "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                    "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

                    "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                    "United States Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

                    "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                    "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only as long as no senior class of securities has such voting power by reason of any contingency.

                    "Working Capital Indebtedness" means Indebtedness designated as such by the Board of Directors of the borrower, the proceeds of which are to be held or applied for working capital purposes, not to exceed, at any one time outstanding, in the aggregate, principal of $25 million (plus interest accrued for not more than 365 days) for all such Indebtedness of Holdings and its Subsidiaries.

                    SECTION 102. Compliance Certificates and Opinions.

                    Upon any application or request by the Company or the Guarantors to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantors shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                    SECTION 103. Form of Documents Delivered to Trustee.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Company or the Guarantors may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantors stating that the information with respect to such factual matters is in the possession of the Company or the Guarantors, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                    SECTION 104. Acts of Holders.

                    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or otherwise to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company or the Guarantors, if made in the manner provided in this Section.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                    (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                    (d) If the Company or the Guarantors shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantors may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantors shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                    (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantors in reliance thereon, whether or not notation of such action is made upon such Security.

                    (f) For the purpose of the Company or the Guarantors complying with any requirement of the Casino Control Commission, or the Division of Gaming Enforcement or of the Casino Control Act, every holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security shall be deemed to authorize any Holder and any other holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security, upon written request of an Officer of the Company, GBHC, Holdings, or the Trustee expressing reliance on this Section and enclosing a copy of this Section, to release, and any such holder, intermediary holder, intermediary beneficial holder and beneficial holder shall be required to release, to the Company, GBHC, Holdings, or the Trustee, as the case may be, the name, address, telephone number, principal contact person, and amount of such holdings, intermediary holdings, intermediary beneficial holdings and beneficial holdings of Securities of each such holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security.

                    SECTION 105. Notices, etc., to Trustee, Company and Guarantors.

                    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder, the Company or the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                    (2) the Company or the Guarantors by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantors, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Indenture, with a copy to:
          Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, N.J. 08401, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantors, as the case may be.

                    SECTION 106. Notice to Holders; Waiver.

                    Where this Indenture provides for notice of any event to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                    Any notices hereunder that are required to be given to the Casino Control Commission shall be addressed to: Document Control Unit, Casino Control Commission, Tennessee Avenue and the Boardwalk, Arcade Building, Atlantic City, New Jersey 08401, Attention: Chief of Administrative Operations. Any notices hereunder that are required to be given to the Division of Gaming Enforcement shall be addressed to: Division of

Gaming Enforcement, 140 East Front Street, CN-047, Trenton, New Jersey 08625,
Attention: Deputy Director for the Division of Gaming Enforcement.

                    SECTION 107. Effect of Headings and Table of Contents.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    SECTION 108. Successors and Assigns.

                    All covenants and agreements in this Indenture and in the Security Documents by each of the Company or the Guarantors shall bind its successors and assigns, whether so expressed or not.

                    SECTION 109. Separability Clause.

                    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    SECTION 110. Benefits of Indenture.

                    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                    SECTION 111. Governing Law.

                    This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                    SECTION 112. Legal Holidays.

                    In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

                    SECTION 113. Casino Control Act.

                    Notwithstanding the provisions of Section 111 hereof, each of the provisions of this Indenture is subject to and shall be enforced in compliance with the provisions of the Casino Control Act, to the extent applicable, and the regulations promulgated thereunder, unless such provisions are in conflict with the TIA, in which case the TIA shall control. The Securities are to be held subject to the condition that if a holder thereof is found to be disqualified by the Casino Control Commission pursuant to the provisions of the Casino Control Act, such holder shall dispose of the Securities in accordance with the provisions of Section 1109 hereof. The Company shall have the right to repurchase the Securities at the lowest of (i) the principal amount thereof, (ii) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification, or (iii) the market value of such Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

                    SECTION 201. Forms Generally.

                    The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                    The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                    SECTION 202. Form of Face of Notes.

                            GB PROPERTY FUNDING CORP.

                                11% Note Due 2005

No. _______________                                               $_____________

                    GB Property Funding Corp., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the principal sum of __________ U.S. Dollars on September 29, 2005 at the office or agency of the Company referred to below, and to pay interest thereon on March 29, 2001 and thereafter, on September 29 and March 29 in each year, from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 11% per annum, until the principal hereof is paid or duly provided for. Notwithstanding anything contained herein, the rate of interest on the Securities shall not exceed the highest rate permitted by law. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the September 14 or March 14 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by transfer to an account maintained by the payee located in the United States.

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                    Dated: September 29, 2000     GB PROPERTY FUNDING CORP.


                                                  By
                                                     ---------------------------

Attest:


---------------------------------------------
             Authorized Signature

                    SECTION 203. Form of Reverse of Notes

                    This Security is one of a duly authorized issue of securities of the Company designated as its 11% Notes Due 2005 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $110 million, which may be issued under an indenture (herein called the "Indenture") dated as of September 29, 2000 between the Company, GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. (the "Guarantors") and Wells Fargo Bank Minnesota, National Association, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                    The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after January 1, 2001, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued, unpaid interest, if any, to the Redemption Date, all as provided in the Indenture.

                    Upon the occurrence of a Change of Control, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest.

                    Each of the provisions of this Security is subject to and shall be enforced in compliance with the provisions of the Casino Control Act and the regulations promulgated thereunder, to the extent applicable.

                    Each Holder by accepting a Security agrees that all Holders, whether initial holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act. As set forth more fully in the Indenture, in the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, no later than forty-five days after the date that the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have (i) no further right to exercise, directly or through any trustee or nominee, any right conferred by its Securities or (ii) no further right to receive any dividends, interest, or other distribution or payment with respect to any such Securities. In the event a Disqualified Holder fails to so sell its Securities within 30 days after the determination by the Casino Control Commission, the Company shall purchase such Securities within 15 days after the end of such 30 day period at the lowest of (i) the principal amount thereof, (ii) the amount which the Disqualified Holder paid for the Securities, together with accrued interest up to the date of the determination of disqualification or (iii) the market value of such Securities.

                    In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                    In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. Any Lien that may from time to time secure the Securities is subject to subordination or termination as provided in Section 1405 of the Indenture.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such amendment, modification, consent or waiver by or on behalf of the Holder of this Security, or otherwise in accordance with the terms of the Indenture, shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation thereof is made upon this Security.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or the Guarantors, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amounts will be issued to the designated transferee or transferees.

                    The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    The Securities are entitled to the benefit of the Guarantees by the Guarantors to the extent provided in the Guarantees.

                    Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    Each Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, (a) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

                    The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                             Guarantors:

                                             GB HOLDINGS INC.


                                             By:
                                                 -------------------------------

                                             GREATE BAY HOTEL AND CASINO, INC.


                                             By:
                                                 -------------------------------

                    SECTION 204 Form of Trustee's Certificate of Authentication.

                    The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                    This is one of the Securities referred to in the within-mentioned Indenture.

                                                   Wells Fargo Bank Minnesota,
                                                 National Association as Trustee


                                             By:
                                                 -------------------------------
                                                 Authorized Officer

                                  ARTICLE THREE

                                 THE SECURITIES

                    SECTION 301. Title and Terms.

                    (a) The aggregate principal amount of securities which may be authenticated and delivered under this Indenture is limited to $110 million, except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities.

                    (b) The Notes shall be known and designated as the "11% Notes Due 2005" of the Company. Their Stated Maturity shall be September 29, 2005, and they shall bear interest at the rate of 11% per annum from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on March 29, 2001 and semiannually thereafter on September 29 and March 29 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

                    (c) The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                    (d) The Securities shall be redeemable as provided in Article Eleven.

                    (e) If the Company is served with notice of the disqualification of any Holder under Section 105(d) of the Casino Control Act by the Casino Control Commission, such Holder will be prohibited under Section 105(e) of the Casino Control Act from (a) receiving interest on the Securities held by such Holder, (b) exercising, directly or through any trustee or nominee, any right conferred on such Securities, and (c) receiving any remuneration in any form from any Person licensed or qualified by the Casino Control Commission (including the Company, the Guarantors and the Trustee) for services rendered or otherwise. Notwithstanding the foregoing, the Trustee shall be entitled to exercise all rights with respect to the Securities held by such Holder including, but not limited to, accelerating the Securities (any monies or securities received by the Trustee on behalf of such Holder to be held in trust for such Holder pursuant to Section 605 hereof). If the Trustee exercises voting rights with respect to such Securities, such votes shall be cast in the same proportion as the votes of the other Outstanding Securities are cast on such issue. A copy of any notice served upon the Company as described above shall be promptly delivered by the Company to the Trustee. Any such notice to the Trustee shall be effective against the Trustee on the second Business Day after receipt thereof by a Responsible Officer of the Trustee.

                    SECTION 302. Denominations.

                    The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                    SECTION 303. Execution, Authentication, Delivery and Dating.

                    The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice President, or the Chief Financial Officer. The signature of any officer on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

                    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a

Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                    The initial Company Order shall be accompanied by the documents contemplated in Section 1401 and an Officers Certificate or other satisfactory confirmation indicating that: (i) the order of the United States Bankruptcy Court for the District of New Jersey confirming the Joint Plan of Reorganization (the "Plan") under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River (Case No. 98-10001)
(JW) has been entered and is not stayed and together with the Plan, allows for the execution and delivery of this Indenture, the Security Documents and the Securities; and (ii) that after compliance by the Trustee with the Company Order, the conditions specified in Section 7.02 of the Plan will have been satisfied or waived.

                    Each Security shall be dated the date of its authentication.

                    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                    In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                    SECTION 304. Temporary Securities.

                    Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                    If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                    SECTION 305. Registration, Registration of Transfer and Exchange.

                    The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

                    Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount and like terms.

                    At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount and like terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges not involving any transfer.

                    The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                    SECTION 306. Mutilated, Destroyed, Lost and Stolen
Securities.

                    If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                    SECTION 307. Payment of Interest; Interest Rights Preserved.

                    Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

                    Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest ("Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

                    (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2); or

                    (2) the Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    SECTION 308. Persons Deemed Owners.

                    Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                    SECTION 309. Cancellation.

                    All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company.

                    SECTION 310. Computation of Interest.

                    Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                    SECTION 311. Maximum Interest Rate.

                    Regardless of any provision contained herein, in the Securities or in any of the Security Documents, the Holders shall not be entitled to receive, collect or apply as interest (whether termed interest in the documents or deemed to be interest by judicial determination or operation of law) on the Securities, any amount in excess of the maximum amount allowed by applicable law, and, if any Holder ever receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Securities is paid in full, any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount of interest allowed by applicable law, the Company and the Holders shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense fee, or premium rather than interest; (ii) exclude voluntary prepayments and the effects thereof; and (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Securities.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                    SECTION 401. Satisfaction and Discharge of Indenture.

                    This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and releasing all liens and security interests in the Collateral when

                    (1) either

                         (a) all Securities theretofore authenticated and
                    delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (b) all such Securities not theretofore delivered to
                    the Trustee for cancellation

                              (i) have become due and payable, or

                              (ii) will become due and payable at their Stated
                         Maturity within one year, or

                              (iii) are to be called for redemption within one
                         year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                    and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section 401 relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

                    SECTION 402. Application of Trust Money.

                    Subject to the provisions of the last paragraph of Section 1003, all money and property deposited with the Trustee pursuant to Section 401 shall be held in trust and, at the direction of the Company, be invested prior to Maturity in United States Government Obligations, and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. Any funds remaining following payment of all Securities and all other obligations of the Company hereunder shall be the property of the Company.

                                  ARTICLE FIVE

                                    REMEDIES

                    SECTION 501. Events of Default.

                    "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                    (2) default in the payment of any principal of (or premium, if any, on) any Security at its Maturity; or

                    (3) default in the performance, or breach, of any covenant or warranty of Holdings or any of its Subsidiaries in this Indenture or of Holdings or any other Grantor in the Security Documents (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantors by the Trustee or to the Company and the Guarantors and the Trustee by the Holders of a majority in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless Holdings, such Subsidiary, or such Grantor, is proceeding, and continues to proceed, diligently to cure any such default; or

                    (4) (A) there shall have occurred one or more defaults by Holdings or any of its Subsidiaries in the payment of the principal of or premium, if any, on Indebtedness aggregating $5 million or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) in accordance with the terms of an agreement or instrument binding upon Holdings or any of its Subsidiaries, Indebtedness of Holdings or any of its Subsidiaries aggregating $5 million or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof; or

                    (5) any Person entitled to take the actions described in this Section 501(5), after the occurrence of any event of default under any agreement or instrument evidencing any Indebtedness in excess of $5 million in the aggregate of Holdings or any of its Subsidiaries, shall notify the Trustee of the intended sale or disposition of any assets of Holdings or any of its Subsidiaries that have been pledged to or for the benefit of such Person to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of any Indebtedness, or to collect on, seize, dispose of or apply, any such assets of Holdings or any of its Subsidiaries (including funds on deposit or held pursuant to lock-box and other similar arrangements), pursuant to the terms of any agreement or instrument evidencing any such Indebtedness of Holdings or any of its Subsidiaries or in accordance with applicable law; or

                    (6) final judgments or orders rendered against Holdings or any of its Subsidiaries which require the payment in money, either individually or in an aggregate amount, that is more than $10 million and (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order and (ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appea1 or otherwise, was not in effect; or

                    (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging Holdings or any of its Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition or in respect of Holdings or any such Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Holdings or any such Subsidiary or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                    (8) the institution by Holdings or any of its Subsidiaries of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Holdings or any such Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

                    (9) any of the Security Documents ceases to be in full force and effect in any material respect or any of the Security Documents ceases to create in favor of the Trustee, with respect to any material amount of Collateral, a valid and perfected first priority Lien on the Collateral purported to be covered thereby, except for any cessation, release or subordination contemplated or permitted (or resulting from any act contemplated or permitted) by Section 1405 hereof or as may be otherwise contemplated by this Indenture); or

                    (10) the cessation of substantially all gaming operations at The Sands for more than 60 consecutive days, except as a result of an Event of Loss; or

                    (11) the loss by GBHC or its successor or assigns of its legal right to own or operate The Sands and such loss continues for more than 60 consecutive days.

                    SECTION 502. Acceleration of Maturity; Rescission and Annulment.

                    If an Event of Default (other than an Event of Default specified in Section 501(7) or 501(8)) occurs and is continuing, then and in every such case, the Trustee and the Holders of not less than a majority in principal amount of the Securities Outstanding, may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company and the Guarantors, and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(7) or 501(8) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee and any Holder.

                    At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                    (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                         (A) all Defaulted Interest on all Outstanding
                    Securities,

                         (B) all unpaid principal of (and premium, if any, on)
                    any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities, and

                         (C) all sums paid or advanced by the Trustee hereunder
                    and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                    (2) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                    Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness or the same has been waived or stayed, and written notice of such discharge, rescission, waiver or stay, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

                    SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                    The Company covenants that if

                    (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                    If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in any Security Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                    SECTION 504. Trustee May File Proofs of Claim.

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantors or any other obligor upon the Securities or the property of the Company, the Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                    (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                    SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Securities in respect of which such judgment has been recovered.

                    SECTION 506. Application of Money Collected.

                    Any money and property collected by the Trustee pursuant to this Article or in connection with the exercise of remedies under any Security Document shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the payment of all amounts due the Trustee under
          Section 606;

                    SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                    THIRD: The balance, if any, to the Person or Persons entitled thereto.

                    SECTION 507. Limitation on Suits.

                    No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) the Holders of a majority in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (2) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (3) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Section 507 to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                    SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                    Notwithstanding any other provision in this Indenture, the Holder of any of the Securities shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in the terms of each note representing such Securities of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Securities on the respective Stated Maturities expressed in such Securities (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                    SECTION 509. Restoration of Rights and Remedies.

                    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                    SECTION 510. Rights and Remedies Cumulative.

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    SECTION 511. Delay or Omission Not Waiver.

                    No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or any Security Document or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                    SECTION 512. Control by Holders.

                    Notwithstanding anything to the contrary set forth in
Section 316(a) of the TIA (the provisions of which are hereby excluded), the Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture or the Security Documents, provided that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                    (3) the Trustee need not take any action which might involve it in personal liability unless it has obtained appropriate indemnity.

                    SECTION 513. Waiver of Defaults and Compliance.

                    Notwithstanding anything to the contrary set forth in
Section 316(a) of the TIA (the provisions of which are hereby excluded) the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities:

                    (1) waive any past default hereunder and its consequences, except a default in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, and upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured and released, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon; and

                    (2) waive future compliance with any term, provision or condition of this Indenture or the Security Documents or any related instruments, agreements or documents (but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived), in which event the Company and the Guarantors may omit to comply with any such term, provision or condition of this Indenture, the Security Documents or any related instrument, agreement or document.

                                   ARTICLE SIX

                                   THE TRUSTEE

                    SECTION 601. Notice of Defaults.

                    Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. The Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless a Responsible Officer in its Corporate Trust Department shall have actual knowledge thereof.

                    SECTION 602. Certain Rights of Trustee.

                    Subject to the provisions of TIA Sections 315(a) through 315(d):

                    (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                    (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                    (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                    (9) the Trustee shall not be personally liable, in case of entry by it upon any property subject to the liens of the Security Documents, for debts contracted or liabilities or damages incurred in the management or operation thereof.

                    The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    The Trustee and its directors, officers, employees and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies.

                    The Trustee may rely on, and shall be protected with respect to any action taken or omitted to be taken in good faith in accordance with, the direction of the Holders of not less than a majority in principal amount of Outstanding Securities.

                    SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

                    The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification of Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                    The Trustee makes no representations with respect to the effectiveness or adequacy of any Security Document, or the validity, perfection or priority, if any, of liens granted to it under this Indenture or the Security Documents. The Trustee shall not be responsible for ascertaining or maintaining such validity, perfection or priority, if any, and shall be fully protected in relying upon certificates and opinions delivered to it in accordance with the terms of this Indenture or the Security Documents.

                    SECTION 604. May Hold Securities.

                    The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                    SECTION 605. Money Held in Trust.

                    Except as otherwise provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided herein or agreed with the Company.

                    SECTION 606. Compensation and Reimbursement.

                    The Company agrees:

                    (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree for all services rendered by it hereunder and under the Security Documents (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture and under the Security Documents (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and under the Security Documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder.

                    The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

                    SECTION 607. Corporate Trustee Required: Eligibility.

                    There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                    SECTION 608. Resignation and Removal; Appointment of Successor.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                    (b) Subject to the provisions of the Casino Control Act, the Trustee may resign at any time by giving written notice thereof to the Company, the Casino Control Commission and the Division of Gaming Enforcement. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (c) Subject to the provisions of the Casino Control Act, the Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                    (d) If at any time:

                    (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to the provisions of the Casino Control Act, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Notwithstanding the foregoing, any successor Trustee may be appointed only with the prior, express approval of the Casino Control Commission, in consultation with the Division of Gaming Enforcement, provided that such successor Trustee must first be qualified as a financial source by and cooperate with the Casino Control Commission and the Division of Gaming Enforcement.

                    (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                    SECTION 609. Acceptance of Appointment by Successor.

                    Every successor Trustee appointed hereunder shall take all necessary steps to be approved by the Casino Control Commission and shall execute, acknowledge and deliver to the Company, to the Guarantors and to the retiring Trustee an instrument accepting such appointment, and the successor Trustee, the Company and the Guarantors shall enter into a supplemental indenture evidencing the appointment of the successor Trustee and, as required, any amendment or modification to any Security Document or any additional Security Document. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                    SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

                    SECTION 701. Disclosure of Names and Addresses of Holders.

                    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                    SECTION 702. Reports by Trustee.

                    (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                    The Trustee shall transmit to the Holders, within the times hereinafter specified a brief report with respect to the following:

                    (1) the release, or release and substitution, of property subject to any Lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the Officers' Certificate or Opinion of Counsel required by TIA Section 314(d), is less than 10 per centum of the aggregate principal amount of the Securities Outstanding at the time of such release, or such release and substitution, such report to be so transmitted within 90 days after such time; and

                    (2) the character and amount of any advances made by it as such since the date of the last report transmitted pursuant to the provisions of TIA Section 313(a) (or if no such report has yet been so transmitted, since the date of execution of the Indenture), for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Indenture Securities, on the trust estate or on property or funds held or collected by it as such Trustee, and which it has not previously reported pursuant to this clause (2), if such advances remaining unpaid at any time aggregate more than 10 per centum of the aggregate principal amount of the Securities Outstanding at such time, such report to be so transmitted within 90 days after such time.

                    To the extent required by applicable laws, rules and regulations, a copy of each such report shall, at the time of such transmission to the Holders, be filed with each stock exchange, if any, upon which the Securities are listed, and also with the Commission.

                    (b) The Trustee shall transmit by mail to the Casino Control Commission and the Division of Gaming Enforcement (i) an initial list of the beneficial Holders of the Securities promptly after the issuance of the Securities, (ii) current lists of the Holders appearing in the Security Register on a twice-per-year basis, no later than March 1 and September 1 of each year, and (iii) upon request by the Casino Control Commission or the Division of Gaming Enforcement, such additional information with respect to the beneficial Holders of the Securities as the Trustee may obtain through its good faith efforts.

                    (c) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement, simultaneously with any notice given to the Holders, of any default or acceleration under the Securities, this Indenture, the Security Documents, or any other documents, instrument, agreement, covenant, or condition related to the issuance of the Securities, whether declared or effectuated by the Trustee or the Holders. The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement on a continuing basis and in writing, of any actions taken by the Trustee or the Holders with regard to such default, acceleration or similar matters related thereto.

                    (d) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement of the removal or resignation of the Trustee promptly after such removal or resignation.

                    (e) The Trustee shall provide to the Casino Control Commission and the Division of Gaming Enforcement, promptly after the execution by the Trustee of the same, copies of any and all amendments or modifications to this Indenture, the Securities, the Security Documents, or any other documents, instrument, agreement, covenant or condition related to the issuance of the Securities.

                    SECTION 703. Reports by Company and Guarantors.

                    The Company and the Guarantors shall, to the extent required by the TIA:

                    (1) file with the Trustee, within 15 days after the Company or any of the Guarantors, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or any of the Guarantors, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                    (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any of the Guarantors, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                    (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or any of the Guarantors, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                    (4) comply in all material respects with all requirements and provisions of the Casino Control Act and notify the Trustee by mail of all formal hearings and formal proceedings materially relating to the Company, the Guarantors or their respective successors, before the Casino Control Commission relating to the plenary casino licenses for the Casino, as the same are scheduled. Such notice shall be in writing and given at least seven days prior to the hearing to which such notice relates, unless a shorter notice is given to the Company in which event the Company shall notify the Trustee promptly upon receiving such definite information as shall be contained in such notice. The Company hereby agrees that the Trustee may, but shall have no obligation to, attend such hearings and other proceedings if permitted to do so by the Casino Control Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                    SECTION 801. Holdings and Subsidiaries May Consolidate, etc., Only on Certain Terms.

                    Neither Holdings nor any of its Subsidiaries shall consolidate with or merge with or into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets to any Person or group of affiliated Persons in a single transaction or through a series of transactions, except that:

                    (a) Holdings or any of its Subsidiaries may consolidate with or merge with or into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets if (i) Holdings or such Subsidiary shall be the continuing Person, or the resulting, surviving or transferee Person (the "surviving entity") shall be a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia; (ii) the surviving entity (other than an existing Guarantor) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of Holdings or such Subsidiary, as applicable under the Securities, the Guarantee, this Indenture and the Security Documents, and Holdings or the surviving entity shall have taken all steps necessary or desirable to perfect and protect the security interests granted or purported to be granted by the Security Documents, including, without limitation, the priority thereof, in the applicable Collateral, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments, security agreements, releases of security and subordination agreements; (iii) immediately before and immediately after giving effect to such transaction, or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of, such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; (iv) such transaction will not result in the loss, unless appropriately replaced, of any gaming or other license necessary for the continued operation of Holdings or any Subsidiary as conducted immediately prior to such consolidation, merger, conveyance, transfer or lease; and (v) neither Holdings nor any Subsidiary would thereupon become obligated with respect to any Indebtedness, nor any of its property subject to any Lien, unless Holdings or such Subsidiary could incur such Indebtedness or create such Lien without violation of the terms of this Indenture;

                    (b) a Subsidiary may consolidate with or merge into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets to or with Holdings or any Subsidiary of Holdings if (i) the surviving entity (other than an existing Guarantor) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of such Subsidiary under the Securities, the Guarantees, this Indenture and the Security Documents, and such Subsidiary or surviving entity, as the case may be, shall have taken all steps necessary or desirable to perfect and protect the security interests granted or purported to be granted by the Security Documents, including, without limitation, the priority thereof, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments, security agreements, releases of security and subordination agreements, (ii) such transaction will not impair the pledge of the stock of such Subsidiary granted or purported to be granted pursuant to the Security Documents, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, and (iii) such transaction will not result in the loss (unless appropriately replaced) of any gaming or other license necessary for the continued operation of Holdings and its Subsidiaries as conducted immediately prior to such sale, assignment, conveyance, transfer or lease; and

                    (c) Holdings, the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this covenant and that all conditions precedent herein provided for relating to such transaction have been complied with.

                    SECTION 802. Successor Substituted.

                    Upon any consolidation of the Company or any Guarantor with or merger of the Company or any Guarantor with or into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or any Guarantor substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or such Guarantor herein, and in the event of any such conveyance or transfer, the Company or such Guarantor (which term shall for this purpose mean the Person named as the "Company" or any "Guarantor," as the case may be, in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                    SECTION 901. Supplemental Indentures and Amendments to Security Documents Without Consent of Holders.

                    Without the consent of any Holders, the Company and the Guarantors, when each is authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or amendment to any Security Document, in form satisfactory to the Trustee, for any of the following purposes:

                    (1) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor, as the case may be, contained herein, in the Securities and in the Security Documents; or

                    (2) to add to the covenants of the Company or the Guarantors for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantors; or

                    (3) to add any additional Events of Default; or

                    (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

                    (5) to cure any ambiguity, to correct or supplement any provision herein or in the Security Documents which may be inconsistent with any other provision herein or in the Security Documents, or to make any other provisions with respect to matters or questions arising under this Indenture or under the Security Documents; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

                    (6) to establish or maintain the Lien of this Indenture and the other Security Documents or to correct or amplify the description of any Collateral subject to the Lien of this Indenture or the other Security Documents, or to subject additional property to the Lien of this Indenture or other Security Documents; or

                    (7) to add any additional Guarantor; or

                    (8) to make any other change that does not adversely affect the rights of any Holder; or

                    (9) to secure the Securities.

                    SECTION 902. Supplemental Indentures and Amendments to Security Documents with Consent of Holders.

                    Upon the request of the Company and the Guarantors, by a Board Resolution authorizing the execution thereof, together with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Trustee, the Trustee shall join the Company and the Guarantors in an indenture or indentures supplemental hereto or amendments to the Security Documents, for any purpose, including, without limitation, for the purpose of adding any provisions to or changing, modifying or amending in any manner or eliminating any of the provisions of this Indenture or the Security Documents or making additions to, changing, modifying, amending or eliminating in any manner the rights of the Holders hereunder or thereunder; provided, however, that no such supplemental indenture, or addition, change, amendment or modification to, or elimination of any provision of, any Security Document, shall, without the consent of the Holder of each Outstanding Security affected thereby:

                    (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                    (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                    (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or amendments to the Security Documents, but it shall be sufficient if such Act shall approve the substance thereof.

                    SECTION 903. Execution of Supplemental Indentures and Amendments to Security Documents.

                    In executing, or accepting the additional trusts created by, any supplemental indenture or amendment to the Security Documents permitted by this Article or the modifications thereby of the trusts created by this Indenture or the Security Documents, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or amendment to the Security Documents is authorized or permitted by this Indenture and all conditions precedent herein provided for relating to such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment to the Security Documents which affects the Trustee's own rights, duties, or immunities under this Indenture or under the Security Documents or otherwise.

                    SECTION 904. Effect of Supplemental Indentures.

                    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                    SECTION 905. Conformity with Trust Indenture Act.

                    Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act.

                    SECTION 906. Reference in Securities to Supplemental Indentures.

                    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                    SECTION 907 Notice of Supplemental Indentures and Amendments to Security Documents.

                    Promptly after the execution by the Company, the Guarantors and the Trustee of any supplemental indenture or amendment to the Security Documents pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture or amendment to the Security Documents.

                                   ARTICLE TEN

                                    COVENANTS

                    SECTION 1001. Payment of Principal, Premium, if any, and Interest.

                    The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                    SECTION 1002. Maintenance of Office or Agency.

                    The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                    The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                    SECTION 1003. Money for Security Payments to Be Held in
Trust.

                    If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                    The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the principal of (and premium, if any on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                    SECTION 1004. Corporate Existence.

                    Subject to Article Eight, Holdings will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of Holdings and each of its Subsidiaries; provided, however, that Holdings shall not be required to preserve any such right or franchise if the Board of Directors of Holdings shall determine that the preservation thereof is no longer desirable in the conduct of the business of Holdings and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders and Holdings and its Subsidiaries shall have taken all steps necessary or desirable to protect or perfect the security interests granted or purported to be granted by the Security Documents, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in
Section 1405 hereof, including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments and security agreements.

                    SECTION 1005. Payment of Taxes and Other Claims.

                    Holdings will pay or discharge or cause to be paid or discharged, before the same shall become delinquent and in accordance with applicable provisions of the Security Documents, (a) all taxes, assessments and governmental charges levied or imposed upon Holdings or any of its Subsidiaries or upon the income, profits or property of Holdings or any such Subsidiary and
(b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon Collateral; provided, however, that Holdings shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                    SECTION 1006. Maintenance of Properties.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, Holdings will cause all properties owned by Holdings or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as required by the Security Documents and as otherwise in the judgment of Holdings may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Holdings from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of Holdings, desirable in the conduct of its business or the business of any such Subsidiary and not disadvantageous in any material respect to the Holders.

                    SECTION 1007. Insurance.

                    Holdings will, and will cause its Subsidiaries to, maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Holdings or such Subsidiary operates; provided that with respect to the Collateral, Holdings will, and will cause its Subsidiaries to, maintain insurance on the terms required by each of the Security Documents or, if the Lien contemplated therein is released or subordinated as contemplated and permitted in Section 1405, then in accordance with the requirements of the holder of any other lien on the Collateral.

                    SECTION 1008. Statement by Officer as to Compliance.

                    The Company and each of the Guarantors will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate, which may be in the form attached as Exhibit A, from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's or such Guarantor's compliance with all conditions and covenants under this Indenture or the Security Documents. For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture or the Security Documents.

                    SECTION 1009. Statement by Officers of Certain Defaults.

                    When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of Holdings or any of its Subsidiaries gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5 million), Holdings shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

                    SECTION 1010. Purchase of Securities upon Change in Control.

                    (a) Upon the occurrence of a Change in Control and subject to the compliance by the Company with the requirements of paragraph (b) of this
Section 1010, then each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Purchase Price") in cash in an amount equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment Date"), in accordance with the procedures set forth in paragraphs (b) and (c) of this Section.

                    (b) Not less than 15 days nor more than 45 days before the Change of Control Payment Date, the Company shall make an offer to purchase the Securities (the "Change of Control Offer") and shall give to the Trustee and to each Holder of the Securities in the manner provided in Section 106 a notice stating:

                    (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Purchase Price;

                    (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                    (3) the Change of Control Payment Date, which shall be no later than 60 days following the Change of Control; and

                    (4) the instructions a Holder must follow in order to have its Securities repurchased in accordance with paragraph (c) of this Section.

                    (c) The Change of Control Offer shall remain open for at least 20 Business Days and until the close of business on the Change of Control Payment Date. Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Payment Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                    (d) Neither the Trustee nor the Board of Directors of the Company may amend or waive the Company's obligations to so offer to purchase all outstanding Securities in the event of a Change of Control without the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities consenting to such waiver or amendment.

                    SECTION 1011. [Intentionally Omitted.].

                    SECTION 1012. [Intentionally Omitted.].

                    SECTION 1013. Limitation on Restricted Payments.

                    Holdings shall not make, directly or indirectly, and shall not permit any Subsidiary to make, directly or indirectly, any Restricted Payment, unless:

                    (a) no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Restricted Payment;

                    (b) with respect to a Restricted Payment, if any, to be made to Carl C. Icahn and his Affiliates by Holdings, the Company or GBHC (other than those to Holdings and its wholly owned Subsidiaries) at any time prior to the expiration of 5 years from the Issue Date, immediately after giving effect to such Restricted Payment, the Consolidated Coverage Ratio of Holdings would be no less than 3.5:1.0; and

                    (c) the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of (i) 50% of Consolidated Net Income of Holdings (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) accrued during the period (treated as one accounting period) beginning on the last day of the fiscal quarter of Holdings immediately following the Issue Date and ending on the last day of Holdings' last fiscal quarter ending before the date of such proposed Restricted Payment plus (ii) an amount equal to the aggregate Net Cash Proceeds received by Holdings or any of its Subsidiaries from the issuance or sale (other than to a Subsidiary) of, and contribution to capital in respect of, any of its Capital Stock (excluding Disqualified Stock, but including Capital Stock issued upon conversion of convertible Indebtedness and from the exercise of options, warrants or rights to purchase Capital Stock (other than Disqualified Stock) of Holdings) after the Issue Date.

                    Notwithstanding the above, the Company shall not make any Restricted Payments and agrees that all amounts received from GBHC by the Company pursuant to the Guaranty shall be used solely to make payments on the Securities.

                    SECTION 1014. [Intentionally Omitted.].

                    SECTION 1015. [Intentionally Omitted.].

                    SECTION 1016. [Intentionally Omitted.].

                    SECTION 1017. Limitation on Asset Sales.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, Holdings shall not, directly or indirectly, and shall not permit any Subsidiary to, directly or indirectly, make any Asset Sale of Collateral unless
(a) at the time of such Asset Sale, Holdings or such Subsidiary, as the case may be, receives consideration at least equal to the Fair Market Value of the assets sold or otherwise disposed of (or in the case of a lease or similar arrangement, receives an agreement for the payment pursuant to the terms of such lease of rents from time to time at fair value); (b) the proceeds therefrom (in the case of a lease, when paid from time to time) consist of at least 85% cash and/or Cash Equivalents; (c) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Asset Sale; and (d) unless otherwise expressly provided herein, the Net Cash Proceeds of such Asset Sale shall be applied in connection with the offer to purchase the Securities described below.

                    On or before the 180th day after the date on which Holdings or any Subsidiary consummates the relevant Asset Sale of Collateral and subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, the Company shall use all of the Net Cash Proceeds from such Asset Sale to make either (i) an offer to purchase (the "Asset Sale Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase; or (ii) a Permitted Related Investment, upon consummation of which the Trustee shall have received a first priority fully perfected security interest in the property on assets acquired by Holdings or any of its Subsidiaries in connection therewith, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof; provided, that the Company shall not be required to make any Asset Sale Offer if the Net Cash Proceeds of all Asset Sales and Events of Loss that are not used to make a Permitted Related Investment within 180 days or 365 days, respectively, do not exceed $5 million. Each Asset Sale Offer shall remain open for a period of at least 20 business days. To the extent the Asset Sale Offer is not fully subscribed to by the holders of the Securities, Holdings or the relevant Subsidiary may retain such unutilized portion of the Net Cash Proceeds. If the Asset Sale Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than, $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, Holdings or such Subsidiary, as the case may be, shall cause such Net Cash Proceeds derived from the sale of Collateral in an Asset Sale to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by Holdings or such Subsidiary. Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account only in accordance with Section 1404.

                    Notwithstanding the above, the Company shall not engage, directly or indirectly, in any Asset Sale.

                    SECTION 1018. Application of Net Cash Proceeds in Event of Loss.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, in the event that Holdings or any Subsidiary suffers any Event of Loss to any Collateral, on or before the 365th day after the date that Holdings or such Subsidiary receives any Net Cash Proceeds from such Event of Loss to Collateral, the Company shall use all of the Net Cash Proceeds from such Event of Loss to make either (i) an offer to purchase (the "Event of Loss Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to the Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase; or (ii) a Permitted Related Investment, upon consummation of which the Trustee shall have received a first priority fully perfected security interest in the property on assets acquired by Holdings or any of its Subsidiaries in connection therewith, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof; provided, that the Company shall not be required to make any Event of Loss Offer if the Net Cash Proceeds of all Events of Loss to and Asset Sales of Collateral that are not used to make a Permitted Related Investment within 365 days or 180 days, respectively, do not exceed $5 million. Each Event of Loss Offer shall remain open for a period of at least 20 Business Days. To the extent the Event of Loss Offer is not fully subscribed to by the holders of the Securities, Holdings or the relevant Subsidiary may retain such unutilized portion of the Net Cash Proceeds. If the Event of Loss Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, Holdings or such Subsidiary, as the case may be, shall cause such Net Cash Proceeds derived from the loss of Collateral to be deposited in the Collateral Account on the Business Day on which such Net Cash Proceeds are received by Holdings or such Subsidiary. Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account only in accordance with Section 1404.

                    SECTION 1019. Ownership of Stock of Subsidiaries.

                    Holdings shall at all times maintain, or cause each Subsidiary to maintain, ownership of all of each class of Voting Stock of, and all other equity securities in, each Person that, as of the Issue Date was a Subsidiary of Holdings, to the extent the same is included in the Collateral, except any Subsidiary that shall be disposed of in its entirety, or consolidated or merged with or into Holdings or another Subsidiary, in each case in accordance with Article Eight. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, such stock will be subject to a first priority fully perfected security interest in favor of the Trustee.

                    SECTION 1020. Limitation on Transactions with Affiliates.

                    Holdings shall not, and shall not permit, cause or suffer any Subsidiary to, conduct any business or enter into any transaction or series of transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange, lease or use of assets, property or services) or enter into any contract, agreement, understanding, loan, advance or guarantees with or for the benefit of any of their respective Affiliates, (each an "Affiliate Transaction") other than (i) transactions among Holding and its Subsidiaries;
(ii) transactions involving aggregate payments or other Fair Market Value, of less than $5 million in any consecutive 365-day period; (iii) transactions made available to all Holders on a basis pro rata to their holdings of Securities;
(iv) transactions set forth on Schedule 1.02 hereto and (v) those that are hereafter set forth in writing and are determined by the Board of Directors of Holdings (including a majority of the Independent members of such Board), to be on terms which are no less favorable to Holdings and its Subsidiaries than would be obtained in an arm's length transaction with an unaffiliated third party. Holdings shall deliver to the Trustee an Officers' Certificate certifying that any such Affiliate Transaction contemplated in clause (v) above has received the requisite approval of its Board of Directors.

                    SECTION 1021. Change in Nature of Business.

                    GBHC shall not, and shall not permit any of its Subsidiaries to, own, manage or conduct any operation other than a Permitted Line of Business.

                    SECTION 1022. Additional Collateral.

                    Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, Holdings will, and will cause each of its Subsidiaries that owns any Collateral to, grant to the Trustee a valid and perfected first priority security interest in such Collateral enforceable against all third parties, and to execute and deliver all documents and to take all action reasonably necessary or desirable to perfect and protect such a security interest in favor of the Trustee, including the execution of the form of Security Agreement Supplement appended to the Security Agreement.

                    SECTION 1023. CRDA Investments.

                    Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly (i) grant a security interest in its CRDA Investments to any Person other than any grant of a security interest or other Lien (a "Permitted Grant:") to: (x) the Casino Reinvestment Development Authority of the State of New Jersey ("CRDA"); (y) any other entity as required by applicable law; or (z) any person so long as such action will not result in a violation of applicable law; or (ii) sell, convey, transfer, lease or otherwise dispose of its CRDA Investments otherwise than either (I) in accordance with the terms of a Permitted Grant, or (II) for fair value (in either case, except to or on behalf of the CRDA for a CRDA project), which shall be determined by, in their absolute discretion, and evidenced by a resolution of, the Board of Directors of Holdings or such Subsidiary, as the case may be.

                    SECTION 1024. Subsidiaries.

                    The Trustee will receive a pledge of the stock of any Person that is a Subsidiary of Holdings on the Issue Date in accordance with the Security Agreement, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in
Section 1405 hereof. Except as otherwise provided in this Indenture, Holdings will not, and will not permit any Subsidiary to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Subsidiary (whether through an acquisition or otherwise) unless, after giving effect to such action, transaction or series of transactions before and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

                    SECTION 1025. Security Documents.

                    Holdings shall execute, and shall cause its Subsidiaries to execute, the respective Security Documents, as appropriate, securing its obligations under this Indenture, the Security Documents and the Securities. Each Holder, by accepting a Security, agrees to all terms and provisions of the Security Documents as the same may be amended or supplemented from time to time pursuant to the provisions hereof and thereof including, without limitation, the terms of any release or subordination contemplated in Section 1405 hereof. The terms of the release of the Collateral and the rights of the Holders with respect thereto shall be governed by the Security Documents and this Indenture, including, without limitation, the terms of any release or subordination contemplated in Section 1405 hereof.

                    SECTION 1026. Validity of Security Interest.

                    Each of Holdings, GBHC and the Company represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the Security Interest referred to in Article Fourteen; and subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, each of Holdings, GBHC and the Company shall warrant, preserve and defend the Security Interest of the Trustee in and to the Collateral or any asset that should constitute Collateral (other than real property with respect to matters covered by title insurance policies obtained by Holdings or its Subsidiaries) but for the fact that Holdings and/or its Subsidiaries failed to comply with the provisions of the Indenture or the Security Documents against the claims of all persons, and will maintain and preserve the Security Interest contemplated by Article Fourteen. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by
Section 1405 hereof, Holdings and its Subsidiaries shall be required to execute and deliver all documents and take all action reasonably necessary or desirable to perfect and protect a security interest in Collateral or any asset that would constitute Collateral but for the fact that Holdings and/or its Subsidiaries failed to comply with the provisions of the Indenture or the Security Documents, before engaging in any sale, transfer, conveyance, or other disposition of such assets to Holdings or any of its wholly owned Subsidiaries.

                    SECTION 1027. Duty of Cooperation.

                    The Guarantors and their respective directors, officers and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies unless being contested in good faith by appropriate proceedings.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                    SECTION 1101. Optional Redemption.

                    The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at the times, subject to the conditions and at the Redemption Price specified in the form of Security, together with accrued interest to the Redemption Date.

                    SECTION 1102. Applicability of Article.

                    Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article, other than repurchases made from time to time in the open market.

                    SECTION 1103. Election to Redeem; Notice to Trustee.

                    The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

                    SECTION 1104. Selection by Trustee of Securities to Be
                                  Redeemed.

                    If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000 and, provided further that, so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), any such redemption shall be made by the Trustee in accordance with the provisions of such exchange.

                    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                    SECTION 1105. Notice of Redemption.

                    Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed; provided, however, that in the case of an optional redemption in which the Company has called for redemption all outstanding Securities in connection with a refinancing of such Securities, the Company shall be permitted to (i) specify a proposed redemption date, (ii) change the proposed redemption date once to a final redemption date by notice mailed to Holders not later than five business days prior to the final redemption date, (iii) establish the final redemption date as a date not more than 90 days after the first notice from the Company calling the Securities for optional redemption was mailed to Holders and (iv) rescind the redemption offer at any time prior to the final redemption date, which rescission shall not cause the maturity of the Securities to have changed.

                    All notices of redemption shall state:

                    (1) the Redemption Date,

                    (2) the Redemption Price,

                    (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

                    (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

                    (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                    SECTION 1106. Deposit of Redemption Price.

                    Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in immediately available funds an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

                    SECTION 1107. Securities Payable on Redemption Date.

                    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

                    SECTION 1108. Securities Redeemed in Part.

                    Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                    SECTION 1109. Redemption Pursuant to Gaming Laws.

                    (a) If required to qualify by the Casino Control Commission, all Holders, whether initial Holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act relating to financial sources and/or security holders. In the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act and/or such Holder fails to submit for qualification as required by the Casino Control Commission in its sole discretion, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, either directly, indirectly or beneficially, no later than forty-five days after the date the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by any Securities and (ii) to receive any dividends, interest, or any other distribution or payment with respect to any such Securities or any remuneration in any form from the Company or the Trustee; provided, however, that after such disqualification, interest on any such Securities shall continue to accrue for the benefit of any subsequent Holder thereof. The Company shall promptly provide to the Trustee a copy of each notice served to a Disqualified Holder.

                    (b) Upon receipt of the notice referred to in clause (a) above, the Disqualified Holder may sell its Securities either directly to any Person then qualified or previously qualified (and not subsequently disqualified) or through a bona fide brokerage transaction, conducted at arm's-length, to a Person not an Affiliate of the Disqualified Holder. In the event the Disqualified Holder fails to so sell its Securities within thirty (30) days after the determination by the Casino Control Commission, the Company shall purchase such Securities within fifteen (15) days after the end of such thirty
(30) day time period, at a time and place as designated by the Company, at the lowest of (i) the principal amount thereof, (ii) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification, or
(iii)
the market value of such Securities. The right of the Company to purchase such Security may be assigned by the Company to any Person approved by the Casino Control Commission.

                    (c) The provisions of this Section shall be construed in accordance with the applicable provisions of the Casino Control Act.

                                 ARTICLE TWELVE

                             GUARANTEE ARRANGEMENTS

                    SECTION 1201. Guarantee.

                    Each Guarantor hereby unconditionally, jointly and severally, guarantees (such guarantees collectively referred to as the "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities, any of the Security Documents or the obligations of the Company or any other Guarantor to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, any interest on the Securities (including, without limitation, any interest that accrues after the filing of a proceeding of the type described in Sections 501(7) and (8) hereof), premium, fees, expenses and all other amounts will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or any Guarantor to the Holders or the Trustee hereunder or thereunder including fees, expenses or other whether now or hereafter existing will be promptly paid in full or performed, all strictly in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligations of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture, any Security Document or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company. The obligations of a Guarantor are independent of any obligation of the Company or any other Guarantor. Each of the Guarantors hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Securities, any Security Document, this Indenture or any other document relating thereto, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release or non-perfection of Collateral, any release of any other Guarantor, any delays in obtaining or realizing upon or failure to obtain or realize upon or application of Collateral, the recovery of any judgment against the Company or any other Person, any action to enforce the same or any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company or any other Person, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture, the Security Documents and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Company or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full of the Securities and all other amounts payable under this Guarantee and the Maturity Date, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Securities and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of this Indenture, or to be held as Collateral for any obligations or other amounts payable under this Guarantee thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article Twelve, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

                    SECTION 1202. Execution and Delivery of Guarantee.

                    To further evidence the Guarantee set forth in Section 1201, each Guarantor hereby agrees that notation of such Guarantee shall be endorsed on each security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an authorized Officer of such Guarantor. Each of the Guarantors hereby agrees that its Guarantee set forth in Section 1201 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                    If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

                    The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

                    SECTION 1203. Additional Guarantors.

                    Any Person that was not a Guarantor on the Issue Date may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of the Indenture as a Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                    SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

                    The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or
Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

                    SECTION 1302. Defeasance and Discharge.

                    Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and releasing the liens and security interests created by the Security Documents, except for the following, which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.

                    SECTION 1303. Covenant Defeasance.

                    Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1005 through 1026 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 501(3) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                    SECTION 1304. Conditions to Defeasance or Covenant
Defeasance.

                    The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:

                    (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds, for a period of at least 123 days prior to the date of such defeasance, in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
          (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and
          (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is, pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government

          Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                    (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                    (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                    (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                    (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                    (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                    SECTION 1305. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

                    Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                    Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                    SECTION 1306. Reinstatement.

                    If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FOURTEEN

                                SECURITY INTEREST

                    SECTION 1401. Assignment of Security Interest.

                    (a) In order to secure the performance of the Company's and the Guarantors' obligations to pay the principal amount of, premium, if any, and interest on the Securities (including, without limitation, any interest that accrues after the filing of a petition initiating any proceeding referred to in
Section 501(7) or (8) of this Indenture) when and as the same shall be due and payable, whether at maturity or on an Interest Payment Date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest on, if any, the Securities and performance of all other obligations of the Company and the Guarantors to the Holders and the Trustee under this Indenture and the Securities, according to the terms hereunder or thereunder, any Grantor pursuant to the Security Documents has unconditionally and absolutely assigned to the Trustee for the benefit of itself and all Holders, a first priority security interest in the Collateral, subject to the limitations set forth in this Indenture, including, without limitation, Section 1405 hereof (the "Security Interest").

                    (b) The Security Interest as now or hereafter in effect shall be held for the Trustee and for the equal and ratable benefit and security of the Securities without preference, priority or distinction of any thereof over any other by reason, or difference in time, of issuance, sale or otherwise, and for the enforcement of the payment of principal of, premium, if any, and interest on the Securities in accordance with their terms.

                    (c) Each of the Company, Holdings and GBHC has executed and delivered, filed and recorded and/or will execute and deliver, file and record, all instruments and documents, and has done or will do or cause to be done all such acts and other things as are necessary or desirable, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, to subject the Collateral to the Lien of the Security Documents. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in
Section 1405 hereof, each of the Company, Holdings and GBHC will execute and deliver, file and record all instruments and do all acts and other things as may be reasonably necessary or advisable to perfect, maintain and protect the Security Interest (including, without limitation, the first priority nature thereof) and shall pay all filing, recording, mortgage or other taxes or fees incidental thereto.

                    (d) Each of the Company, Holdings and GBHC shall furnish to the Trustee (i) promptly after the recording or filing, or re-recording or re-filing of the Security Documents and other security filings, an Opinion of Counsel (who may be counsel for the Company or the Guarantors) stating that in the opinion of such counsel the Security Documents and other security filings have been properly recorded, filed, re-recorded or re-filed so as to make effective and perfect the Security Interest intended to be created thereby and reciting the details of such action; and (ii) except for Collateral released as contemplated in Section 1405 hereof, at least annually on the anniversary date of the Issue Date, an Opinion of Counsel (who may be counsel for the Company or the Guarantors) either stating that in the opinion of such counsel such action with respect to the recording, filing, re-recording or re-filing of the Security Documents and other security filings has been taken as is necessary to maintain the Lien and Security Interest of the Security Documents and other security filings, subject to any subordination contemplated in Section 1405 hereof, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and Security Interest. In giving the opinions required by this Section 1401(d) above, such counsel may rely, to the extent recited in such opinions, on (i) certificates of relevant public officials; (ii) certificates of an officer or officers of the Company, the Guarantors or any other Grantor; (iii) photocopies of filed and recorded documents certified by public officials as being accurate copies of such documents; (iv) the opinions of other counsel acceptable to the Trustee with respect to matters governed by law of any jurisdiction other than the state in which such counsel is licensed to practice law; and (v) title insurance policies and commitments. In addition, such opinions may contain such qualifications, exceptions and limitations as are appropriate for similar opinions relating to the nature of the Collateral.

                    SECTION 1402. Suits to Protect the Collateral.

                    To the extent permitted under the Security Documents and this Indenture, the Trustee shall have power, but not be obliged, to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or the Security Documents and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interest of the Holders in the Collateral and in the profits, rents, revenues and other income arising therefrom (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest thereunder or be prejudicial to the interest of the Holders or of the Trustee).

                    SECTION 1403. Further Assurances and Security.

                    Each of the Company, Holdings and GBHC represents and warrants that at the time the Security Documents and this Indenture are executed, Holdings and/or its Subsidiaries (i) will have full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm, absolutely, the Collateral, in the manner and form done, or intended to be done, in the Security Documents, free and clear of all Liens, except for the Liens created by the Security Documents or otherwise permitted by the Indenture or the Security Documents, and will forever warrant and defend the title to the same against the claims of all Persons whatsoever; (ii) will execute, acknowledge and deliver to the Trustee, at Holdings' and/or its Subsidiaries' expense, at any time and from time to time such further assignments, transfer, assurances or other instruments as may be required to effectuate the terms of this Indenture or the Security Documents; and (iii) will at any time and from time to time do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the Trustee, to assure and confirm to the Trustee the Security Interest in the Collateral contemplated hereby and by the Security Documents, in each case, subject to and as permitted by the terms of this Indenture and any release or subordination contemplated in Section 1405 hereof.

                    SECTION 1404. Collateral Account.

                    (a) Subject to and as permitted by the terms of this Indenture and any release or subordination contemplated in Section 1405 hereof, Holdings or any Subsidiary, as the case may be, shall cause such Net Cash Proceeds of any Asset Sale pursuant to Section 1017 that involves the sale of Collateral or any Event of Loss pursuant to Section 1018 that involves a loss of Collateral to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by Holdings or such Subsidiary. Subject to and as permitted by the terms of this Indenture and any release or subordination contemplated in Section 1405 hereof, Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account in order to, and in only such amount as is required to, (x) pay the principal amount of Securities tendered pursuant to an Asset Sale Offer or Event of Loss Offer or (y) make a Permitted Related Investment; provided that upon consummation of such Permitted Related Investment the Trustee shall, subject to and as permitted by the terms of this Indenture and any release or subordination contemplated in Section 1405 hereof, have received a first priority security interest in the property or assets acquired by Holdings or any of its Subsidiaries in connection therewith and Holdings delivers to the Trustee each of the following:

                    (1) an Officers' Certificate, dated the date on which Collateral Proceeds shall be released from the Collateral Account (the "Collateral Proceeds Release Date"), stating in substance as to the following matters (which statements shall, on the Collateral Proceeds Release Date, be true):

                              (A) the reason Holdings is requesting a release of
                    the Collateral Proceeds and a description of the use to be made of the Collateral Proceeds to be released;

                              (B) in the case of clause (x) above, the aggregate
                    principal amount of Securities purchased on the Collateral Proceeds Release Date and, in the case of clause (y) above, a description of the property or assets being acquired and the Fair Market Value and the purchase price of each such property or asset to be acquired by Holdings and/or its Subsidiaries (if more than one);

                              (C) that the amount to be released from the
                    Collateral Account does not exceed the aggregate principal amount of Securities to be purchased on the Collateral Proceeds Release Date or the purchase price of the property or assets to be acquired by Holdings or any of its Subsidiaries, as the case may be;

                              (D) that, in the case of clause (y) above,
                    Holdings and/or its Subsidiaries, as the case may be, have taken all steps necessary or desirable so that upon consummation of such Permitted Related Investment the Trustee shall, subject to the terms of any release or subordination contemplated in Section 1405 hereof, receive a first priority security interest in such property or assets; and

                              (E) that no Default or Event of Default has
                    occurred and is continuing at the time of or after giving effect to such release of Collateral Proceeds.

                    (2) An Opinion of Counsel stating that the certificate, opinions, other instruments or cash which have been or are therewith delivered to and deposited with the Trustee conform to the requirements of this Indenture and that the property to be released may be lawfully released from the Lien of the Security Documents and that all conditions precedent in this Indenture and the Security Documents relating to such release have been complied with.

                    (b) In connection with any release of any lien in favor of the Trustee granted pursuant to the Security Documents on Collateral, the Company and the Guarantors shall comply, to the extent required thereby, with the applicable provisions of the TIA, including Section 314 thereof.

                    SECTION 1405. Release Notice; Subordination Request; Permitted Liens.

                    (a) A Release Notice may only be delivered from time to time in connection with, in anticipation of, as a result of or in relation to, an Approved Project. A Release Notice shall be in the form of a Company Order and shall request that the Trustee execute one or more specifically described release instruments, documents and agreements (which release instruments, documents and agreements shall accompany such Release Notice) and shall (i) include a certified copy of the Board Resolution of Holdings or any of its Subsidiaries in which such Board of Directors approved the Approved Project,
(ii) be accompanied by an Officers' Certificate, including a certification that no Event of Default, or no default which with the passage of time or giving of notice would become an Event of Default, has occurred or is continuing, in each case unless waived in accordance with the terms of this Indenture, (iii) be accompanied by an opinion of outside counsel to the Company and the Guarantors (not by counsel which is an employee of the Company), which counsel shall be reasonably satisfactory to the Trustee, stating that the action contemplated by this Section 1405(a) is authorized and permitted by the Indenture and that all conditions precedent herein relating to such action have been complied with and
(iv) if required by the TIA, certificates in accordance with Section 314 of the TIA. Upon receipt of a Release Notice the Trustee, at Holdings' expense, shall execute and deliver, within seven Business Days from the receipt of such Release Notice, any instruments, documents and agreements specified by Holdings or any of its Subsidiaries to release all or any part of the Collateral from the Security Interests or any other Liens created by the Security Documents or the Indenture including, without limitation, all instruments, documents and agreements necessary to release any and all Liens of record and to terminate the Security Documents.

                    (b) A Subordination Request may only be delivered from time to time in connection with, in anticipation of, as a result of or in relation to, any Approved Project. A Subordination Request shall be in the form of a Company Order and shall request that the Trustee execute one or more specifically described instruments, documents and agreements of subordination (which instruments of subordination shall accompany such Subordination Request) and shall (i) include a certified copy of the Board Resolution of Holdings or any of its Subsidiaries in which the Subordination Determination was made, (ii) certify that the subordination requested effects a subordination of the Security Interests only to the extent, and only with respect to the Collateral as to which such subordination is, contemplated by the Subordination Determination,
(iii) be accompanied by an Officers' Certificate, including a certification that no Event of Default, and no default which with the passage of time or giving of notice would become an Event of Default, has occurred or is continuing, in each case unless waived in accordance with the terms of this Indenture, (iv) be accompanied by an opinion of outside counsel to the Company and the Guarantors (not by counsel which is an employee of the Company), which counsel shall be reasonably satisfactory to the Trustee, stating that the action contemplated by this Section 1405(b) is authorized and permitted by the Indenture and that all conditions precedent herein relating to such action have been complied with and (v) if required by the TIA, certificates in accordance with Section 314 of the TIA. Upon receipt of a Subordination Request, the Trustee, at Holdings' expense, will execute and deliver, within seven Business Days from the receipt of such Subordination Request, any instruments, documents and agreements specified by Holdings or any of its Subsidiaries to subordinate the Security Interests or any other Liens created by the Security Documents or the Indenture to any Lien that the Board of Directors of Holdings or any of its Subsidiaries determines (each such determination, a "Subordination Determination") to accord priority over the Security Interests in connection with an Approved Project.

                    (c) In connection with any release of any lien pursuant to a Release Notice or the subordination of any lien pursuant to a Subordination Request, the Company and the Guarantors shall comply, to the extent required thereby, with the applicable provisions of the TIA, including Section 314 thereof.

                    (d) Any release or subordination of Collateral made in compliance with the provisions of this Section 1405 shall be deemed for all purposes: (i) not to impair the Security Interests or impair the security under the Indenture in contravention of the terms or provisions of this Indenture or the Security Documents and (ii) not to constitute in any respect or for any purpose a breach, default or violation of any term or provision of this Indenture or the Security Documents and to the extent that any such breach, default or violation would otherwise result the same are hereby waived in all respects.

                    (e) In addition to, and not in limitation of, any other rights, powers or privileges of Holdings and its Subsidiaries, and notwithstanding any provision to the contrary set forth in this Indenture or the Security Documents, Holdings and its Subsidiaries may incur Permitted Liens.

                    (f) To the extent set forth in any Release Notice or Subordination Request or in the terms, provisions or conditions of any such release or subordination or any agreements, documents or instruments related thereto, associated therewith or arising from or in connection with any such release or subordination or any related or associated transaction, the terms of
Section 1017, 1018 and 1404 hereof shall (i) cease to apply to the Assets that are the subject of such Release Notice or Subordination Request, and to any proceeds thereof or (ii) continue to apply to such Assets and proceeds only to the extent set forth in the terms, provisions or conditions of any such release or subordination or of any such agreements, documents or instruments.

                    SECTION 1406. Reliance on Opinion of Counsel.

                    The Trustee shall be fully protected in taking any action under this Article Fourteen or omitting to take any action, in reliance upon an Opinion of Counsel, or in the case of Section 1405, an opinion of outside counsel to the Company and the Guarantors.

                    SECTION 1407. Purchaser May Rely.

                    A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article Fourteen shall not be bound to ascertain, and may rely on the authority of the Trustee to execute, transfer, grant or release, or to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or to see to the application of the purchase price therefor.

                    SECTION 1408. Payment of Expenses.

                    On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for the payment of all reasonable expenditures incurred by the Trustee under this Article Fourteen, including, without limitation, the costs of title insurance, surveys, attorneys' fees and expenses, recording fees and taxes, transfer taxes, taxes on indebtedness and other expenses incidental thereto and all such sums shall be a Lien upon the Collateral prior to the Securities and shall be secured thereby.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

                    SECTION 1501. Counterparts.

                    This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        GB PROPERTY FUNDING CORP.


                                        By /s/ Timothy A. Ebling
                                           -------------------------------------
                                           Title: Executive Vice President
                                                  Chief Financial Officer


Attest: /s/ Frederick H. Kraus
        --------------------------------
        Title: Secretary


                                        GB HOLDINGS, INC.


                                        By /s/ Timothy A. Ebling
                                           -------------------------------------
                                           Title: Executive Vice President
                                                  Chief Financial Officer


Attest: /s/ Frederick H. Kraus
        -----------------------------
        Title: Secretary


                                        GREATE BAY HOTEL AND CASINO, INC.


                                        By /s/ Timothy A. Ebling
                                           -------------------------------------
                                           Title: Executive Vice President
                                                  Chief Financial Officer


Attest: /s/ Frederick H. Kraus
        -----------------------------
        Title: Secretary


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        By /s/ Jane Schweiger
                                           -------------------------------------
                                           Title: Assistant Vice President


Attest: /s/ Curtis D. Schwegman
        -----------------------------
        Title: Assistant Secretary

                                    Exhibit A

--------------------------------------------------------------------------------

                              OFFICERS' CERTIFICATE
                                       OF
                        GREATE BAY HOTEL AND CASINO, INC.

--------------------------------------------------------------------------------

          Reference is made to that certain Indenture dated as of ______________ (the "Indenture") among GB Property Funding Corp. (the "Company"), as Issuer, GB Holdings, Inc. ("Holdings") and Greate Bay Hotel and Casino, Inc. ("GBHC"), as guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee (the "Trustee"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Indenture.

          Pursuant to Section 1008 of the Indenture, the undersigned officer of GBHC hereby certifies to the Trustee as follows:

                    He is now, and at the times mentioned herein has been, the duly elected, qualified and acting officer of GBHC as specified below.

                    To his knowledge, and without regard to any period of grace or requirements of notice under the Indenture or the Security Documents, GBHC is in compliance with all conditions and covenants under the Indenture or the Security Documents.

          IN WITNESS WHEREOF, I have set my hand this ____ day of ____________.

                                               GREATE BAY HOTEL AND CASINO, INC.
                                               t/a "Sands Hotel & Casino"


                                               By:
                                                   -----------------------------

                                  Schedule 1.01

                             Permitted Indebtedness

Mortgage in the amount of $700,000 and interest, made by Lieber Check Cashing L.L.C., to Andermatt Corp., dated July 22, 1996.

Mortgage in the amount of $525,000 and interest made by GBHC to Ruth M. Lubin dated January 1, 1983.

Amendment dated April 5, 2000, to Brighton Park Improvements Agreement dated November 5, 1987, by and between Claridge at Park Place, Inc. and GBHC.

Lease Agreement dated April 17, 2000 between Claridge at Park Place, Inc. and GBHC for Lot 11 on Block 47 Tax Map of the City of Atlantic City.

Such liens or interests as are set forth in that certain Commitment No. 102134032 for Title Insurance of Stewart Title Guaranty Company.

The lease, license or management agreement(s) with an energy management company(s), supplier(s), or intermediary(s) related thereto now or hereafter entered into concerning or with respect to the supply and/or management of utility services and/or the operation of existing or newly supplied equipment at the property, including, but not limited to heating, ventilation, and air-conditioning and energy production related equipment.

                                  Schedule 1.02

                        Permitted Affiliate Transactions

Purchase by affiliates of Carl C. Icahn of 4,625,000 shares of common stock for a total purchase price of $65 million cash.

                                                                         ANNEX F

================================================================================



                           GB PROPERTY FUNDING CORP.,
                                   as Issuer,


                      GB HOLDINGS INC. and GREATE BAY HOTEL
                                and CASINO, INC.,
                                 as Guarantors,

                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee



                                 --------------



                                 AMENDMENT NO. 1
                            Dated ____________, 2004
                                       to
                         Amended and Restated Indenture
                          Dated as of October 12, 2001
                                 --------------



                                  $110 Million
                               11% Notes Due 2005


================================================================================

         AMENDMENT NO. 1, dated __________, 2004 ("Amendment No. 1"), to the Amended and Restated Indenture, dated as of October 12, 2001 (the "Indenture"), among GB Property Funding Corp. (herein called the "Company"), GB Holdings, Inc. (herein called "Holdings") and Greate Bay Hotel and Casino, Inc. (herein called "GBHC," and, together with Holdings, herein called the "Guarantors"), each of which is a corporation duly organized and existing, in the case of the Company and Holdings, under the laws of the State of Delaware, and in the case of GBHC, under the laws of the State of New Jersey, and each having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Bank Minnesota, National Association, as successor by merger to Wells Fargo Bank, National Association, Trustee (herein called the "Trustee").



         The Company has duly authorized and issued its 11% Notes Due 2005 (herein called "Notes" or the "Securities"), under an Indenture, dated as of September 29, 2000 (the "Original Indenture") of substantially the tenor and amount set forth in the Original Indenture, and to provide therefor the Company has duly authorized the execution and delivery of the Original Indenture, as amended and restated by the Indenture.


         The Indenture is hereby modified, amended and supplemented by the following:


                                    ARTICLE I
                                   DEFINITIONS

               Section 1.1 Definitions.

               For all purposes of this Amendment No. 1, except as otherwise expressly provided or unless the context otherwise requires:


               (i) unless otherwise defined herein, all terms used herein shall have the meaning attributed to them under the Indenture;

               (ii) the terms defined in this Amendment No. 1 have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment No. 1 as a whole and not to any particular Article, Section or other subdivision.


         "ACE" means ACE Gaming LLC, a New Jersey limited liability company.

         "ACE Holdings" means Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation.

         "Asset Transfer Transactions" means the transfer (a) by Holdings of all of its assets (other than the stock of GBHC and the Company) to GBHC;
         (b) by GBHC of substantially all of its assets, including the assets it received from Holdings, to ACE Holdings; and (c) by ACE Holdings of all such assets (less the cash paid to the holders of the Notes pursuant to the Exchange and Consent) to ACE, all as contemplated in the Prospectuses.

         "Exchange and Consent" means the exchange of the Notes for notes issued by ACE Holdings, and the solicitation of consents of holders of Notes, and all related activities and payments, all as contemplated in the Prospectuses.


         "Merger" means (a) the merger of the Company into an entity owned by GBHC; (b) the merger of the surviving entity and GBHC into Holdings; and (c) any other merger transaction implemented to achieve any of the foregoing.


         "Prospectuses" means those two registration statements and prospectuses, as amended, filed by ACE Holdings on Form S-4 with the Securities and Exchange Commission, with respect to the Transactions.

         "Section 1409 Release Notice" means a written notice of any or all of Holdings, the Company or GBHC in the form of a Company Order, delivered pursuant to Section 1409.

         "Transactions" means the Asset Transfer Transactions, the Merger, the Warrant Distribution, the Exchange and Consent and all of the other acts, activities, actions and transactions contemplated in the Prospectuses.

         "Transfer" means each transfer, assignment, disposition or conveyance occurring as part of or in connection with the Asset Transfer Transactions.

         "Transferee" means any Person that obtains or receives any Transfer of assets in the Asset Transfer Transactions, including, without limitation, ACE Holdings and ACE.

         "Warrant Distribution" means the distribution by Holdings of shares of common stock or warrants to acquire shares of the common stock of ACE Holdings as contemplated in the Prospectuses.


                                   ARTICLE II
                    ADDITION OF SECTION 803 TO ARTICLE EIGHTH
          "CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE" OF THE
                                    INDENTURE

         Article Eight of the Indenture is hereby amended by the addition of the following:

                  Section 803. Asset Transfer Transaction.


                  Notwithstanding any other provision of the Indenture, Holdings and its Subsidiaries may engage without restriction in the Transactions free and clear of: (a) any restrictions or obligations under or created by the Indenture or any Security Documents and (b) any Security Interests or other liens or claims under or created by the Indenture or any Security Documents, and neither Holdings and its Subsidiaries nor any other Person shall be required to act in accordance with the provisions of Section 801 or 802 of the Indenture in connection therewith or to comply with those or any other provisions of the Indenture in connection with the Transactions. No Transferee in or party to any Asset Transfer Transaction, or party to the Merger, shall be: (i) required to assume any of the obligations of any person under the Indenture or to grant, perfect or protect any Security Interests or other lien or claim in connection therewith or otherwise; (ii) or be deemed to be a successor to or to succeed or be substituted for, the Company or any Guarantor in any respect; or (iii) be required to provide any certificate or opinion to any person. Any Transferee of assets in any Asset Transfer Transaction and any recipient of securities in the Warrant Distribution shall obtain those assets and securities free and clear of any obligation, guaranty, lien, claim or encumbrance other than, with respect to any Asset Transfer Transaction, any obligation expressly undertaken in writing in the documents implementing such Asset Transfer Transaction.



                                  ARTICLE III
          ADDITION TO SECTION 1013 "LIMITATION ON RESTRICTED PAYMENTS"
                                OF THE INDENTURE

         Section 1013 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

         The provisions of this Section 1013 notwithstanding, neither the Warrant Distribution nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to constitute or involve a "Restricted Payment" or otherwise be restricted by or subject to the terms of this Section 1013, and the provisions of this Section 1013 set forth in the preceding paragraphs shall have no application to the Transactions in any respect.


                                   ARTICLE IV
                      ADDITION TO SECTION 1017 "LIMITATION
                        ON ASSET SALES" OF THE INDENTURE

         Section 1017 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

         The provisions of Section 101 and this Section 1017 notwithstanding, neither the Asset Transfer Transactions, the Merger nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to constitute or involve an "Asset Sale" or otherwise be restricted by or subject to the terms of this Section 1017, and the provisions of this Section 1017 set forth in the preceding paragraphs shall have no application to the Asset Transfer Transactions, the Merger or any of the other Transactions or any portion thereof.



                                    ARTICLE V
                     ADDITION TO SECTION 1019 "OWNERSHIP OF
                      STOCK OF SUBSIDIARY" OF THE INDENTURE

         Section 1019 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:


         The provisions of this Section 1019 notwithstanding, neither the Asset Transfer Transactions, the Merger nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to be restricted by or subject to the terms of this Section 1019, and the provisions of this Section 1019 set forth in the preceding paragraphs shall have no application to the Asset Transfer Transactions, the Merger or any of the other Transactions or any portion thereof.



                                   ARTICLE VI
                      ADDITION TO SECTION 1020 "LIMITATION
                ON TRANSACTIONS WITH AFFILIATES" OF THE INDENTURE

         Section 1020 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:


         The provisions of this Section 1020 notwithstanding, neither the Asset Transfer Transactions, the Warrant Distribution, the Exchange and Consent nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to be restricted by or subject to the terms of this Section 1020, and the provisions of this Section 1020 set forth in the preceding paragraphs shall have no application to the Asset Transfer Transactions, the Merger or any of the other Transaction or any portion thereof.



                                   ARTICLE VII
                 ADDITION TO SECTION 1409 TO ARTICLE FOURTEENTH,
                      "SECURITY INTEREST" OF THE INDENTURE

         Article Fourteenth of the Indenture is hereby amended by the addition of the following:

                  Section 1409. Release of Liens, Termination of Security Documents.


                  A Section 1409 Release Notice may be delivered in anticipation of the Asset Transfer Transactions. A Section 1409 Release Notice (the "Release Notice") shall be in the form of a Company Order, and shall request that the Trustee execute one or more specifically described release instruments, documents and agreements (which release instruments, documents and agreements shall accompany such Section 1409 Release Notice). Additionally, the Release Notice shall (a) include a certified copy of the Board Resolution of Holdings or any of its Subsidiaries in which such Board of Directors approved the delivery thereof; (b) be accompanied by an opinion of outside counsel to the Company and the Guarantors (not by counsel which is an employee of the Company), which counsel shall be reasonably satisfactory to the Trustee, stating that the action contemplated by this Section 1409 is authorized and permitted by the Indenture as modified by this Amendment No. 1 and that all conditions precedent herein relating to such action have been complied with; and (c) if required by the TIA, be accompanied by certificates in accordance with Section 314 of the TIA. Upon receipt of the Release Notice, all of the Security Interests and other Liens created by the Security Documents or the Indenture shall, without any further act or deed, be and be deemed to be released and terminated and all of the Security Documents shall be terminated and shall be of no further force or effect and in order to further evidence the foregoing, the Trustee, at Holdings' expense, shall execute and deliver, within one Business Day from the receipt of such Release Notice, any instruments, documents and agreements specified by Holdings or any of its Subsidiaries to release all or any part of the Collateral from the Security Interests or any other Liens created by the Security Documents or the Indenture including, without limitation, all instruments, documents and agreements necessary to release any and all Liens of record and to terminate the Security Documents.

         The provisions of this Section 1409 are in addition to, and not in limitation of, any other provision of this indenture.


                                  ARTICLE VIII
                                     WAIVER


         It is intended that the Transactions be permitted to occur and that the same shall not be deemed to conflict with or constitute any breach of or default under the terms of the Indenture or the Security Documents and that any existing breach or default be waived. Therefore, in furtherance thereof and not in limitation of any terms, provisions or conditions set forth in this Amendment No. 1, any term, provision or condition set forth in the Indenture, the Security Documents or any instrument, document or agreement related thereto that conflicts with, prevents, is inconsistent with, prohibits or otherwise would be violated by, or in connection with, the Transactions or any portion thereof, and any breach or default that has occurred, or may occur, in respect of the Transactions or any portion thereof, and any other breach or default under the Indenture, the Security Documents or any instrument, documents or agreement related thereto occurring on or prior to the execution of this Amendment No. 1, and all consequences of the foregoing, are hereby waived in all respects and any Event of Default arising from or in respect of any of the foregoing shall be deemed to have been cured and released, and compliance with any such terms, provisions and conditions is not required and may be omitted.



                                   ARTICLE IX
                      SECOND AMENDED AND RESTATED INDENTURE

         The Indenture is hereby further amended and restated in its entirety, as set forth in Exhibit A hereto, which shall be effective upon the completion of the Transaction following the delivery of a certificate, to the Trustee, from an officer of Holdings stating that the Transaction has been completed.


                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.1 Counterparts.

         This Amendment No. 1 may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         Section 10.2 Subsidiaries.

         Following the execution and delivery of this Amendment No. 1, the Indenture shall cease to have any application to any Subsidiary of Holdings, GBHC or the Company (other than to GBHC and the Company as Subsidiaries of Holdings).

         Section 10.3 Effect on Indenture.

         Following the execution and delivery of this Amendment No. 1, the Indenture shall be deemed to include the terms and provisions of this Amendment No. 1.

         Section 10.4. Third Party Beneficiaries.


         Each Transferee shall be deemed to be a third party beneficiary of this Amendment No. 1.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          GB PROPERTY FUNDING CORP.

                                          By
                                            ------------------------------------
                                               Title:

 Attest:
         --------------------------------
         Title:

                                          GB HOLDINGS, INC.

                                          By
                                            ------------------------------------
                                               Title:

 Attest:
         --------------------------------
         Title:

                                          GREATE BAY HOTEL AND CASINO, INC.

                                          By
                                            ------------------------------------
                                               Title:

 Attest:
         --------------------------------
         Title:

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                          By
                                            ------------------------------------
                                               Title:

                                    EXHIBIT A

================================================================================



                                GB HOLDINGS INC.


                                       and


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee


                                 --------------


                      Second Amended and Restated Indenture


                          Dated as of           , 200
                                     -----------     -


                                 --------------


                                  $    Million
                                   ---

                               11% Notes Due 2005


================================================================================


                                     F-A-i

                            GB Property Funding Corp.

               Reconciliation and tie between Trust Indenture Act
                   of 1939 and Indenture, dated as of
                                                     -------

    TIA                                                          INDENTURE
  SECTION                                                         SECTION
  -------                                                         -------
310   (a)  (1)................................................607
      (a)  (2)................................................607
      (a)  (3)................................................N.A.
      (a)  (4)................................................N.A.
      (a)  (5)................................................607
      (b)  ...................................................604, 608
      (c)  ...................................................N.A.
311   ........................................................604
312   ........................................................701
313   ........................................................601, 702
314   (a)  ...................................................703, 1008
      (b)  ...................................................N.A.
      (c)  (1)................................................102
      (c)  (2)................................................102
      (c)  (3)................................................N.A.
      (d)  ...................................................N.A.
      (e)  ...................................................102
      (f)  ...................................................N.A.
315   (a)  ...................................................602
      (b)  ...................................................601
      (c)  ...................................................602
      (d)  ...................................................602
      (e)  ...................................................N.A.
316   (a)  (last sentence)....................................101("Outstanding")
      (a)  (1) (A)............................................512
      (a)  (1) (B)............................................513
      (a)  (2)................................................N.A.
      (b)  ...................................................508
      (c)  ...................................................104(d)
317   (a)  (1)................................................503
      (a)  (2)................................................504
      (b)  ...................................................1003
318   (a)  ...................................................111

--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.



                                     F-A-ii

                              TABLE OF CONTENTS (1)

PARTIES.......................................................................1
RECITALS......................................................................1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.....................................................1
Section 102.  Compliance Certificates and Opinions............................8
Section 103.  Form of Documents Delivered to Trustee..........................9
Section 104.  Acts of Holders.................................................9
Section 105.  Notices, etc., to Trustee, Company and Guarantors...............10
Section 106.  Notice to Holders; Waiver.......................................10
Section 107.  Effect of Headings and Table of Contents........................11
Section 108.  Successors and Assigns..........................................11
Section 109.  Separability Clause.............................................11
Section 110.  Benefits of Indenture...........................................11
Section 111.  Governing Law...................................................11
Section 112.  Legal Holidays..................................................11
Section 113.  Casino Control Act..............................................11

                               ARTICLE TWO

                             SECURITY FORMS

Section 201.  Forms Generally.................................................12
Section 202.  Form of Face of Notes...........................................12
Section 203.  Form of Reverse of Notes........................................13
Section 204.  Form of Trustee's Certificate of Authentication.................15

                              ARTICLE THREE

                             THE SECURITIES

Section 301.  Title and Terms.................................................15
Section 302.  Denominations...................................................15
Section 303.  Execution, Authentication, Delivery and Dating..................16
Section 304.  Temporary Securities............................................16
Section 305.  Registration, Registration of Transfer and Exchange.............17
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities................17
Section 307.  Payment of Interest; Interest Rights Preserved..................18
Section 308.  Persons Deemed Owners...........................................19
Section 309.  Cancellation....................................................19
Section 310.  Computation of Interest.........................................19
Section 311.  Maximum Interest Rate...........................................19


--------------

(1) This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


                                    F-A-iii

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.........................19
Section 402.  Application of Trust Money......................................20

                              ARTICLE FIVE

                                REMEDIES

Section 501.  Events of Default...............................................21
Section 502.  Acceleration of Maturity; Rescission and Annulment..............21
Section 503.  Collection of Indebtedness and Suits for Enforcement by
                Trustee.......................................................22
Section 504.  Trustee May File Proofs of Claim................................23
Section 505.  Trustee May Enforce Claims Without Possession of Securities.....23
Section 506.  Application of Money Collected..................................23
Section 507.  Limitation on Suits.............................................24
Section 508.  Unconditional Right of Holders to Receive Principal, Premium and
                Interest......................................................24
Section 509.  Restoration of Rights and Remedies..............................24
Section 510.  Rights and Remedies Cumulative..................................24
Section 511.  Delay or Omission Not Waiver....................................24
Section 512.  Control by Holders..............................................25
Section 513.  Waiver of Defaults and Compliance...............................25

                               ARTICLE SIX

                               THE TRUSTEE

Section 601.  Notice of Defaults..............................................25
Section 602.  Certain Rights of Trustee.......................................25
Section 603.  Trustee Not Responsible for Recitals or Issuance of Securities..26
Section 604.  May Hold Securities.............................................27
Section 605.  Money Held in Trust.............................................27
Section 606.  Compensation and Reimbursement..................................27
Section 607.  Corporate Trustee Required: Eligibility.........................27
Section 608.  Resignation and Removal; Appointment of Successor...............28
Section 609.  Acceptance of Appointment by Successor..........................28
Section 610.  Merger, Conversion, Consolidation or Succession to Business.....29

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

Section 701.  Disclosure of Names and Addresses of Holders....................29
Section 702.  Reports by Trustee..............................................29
Section 703.  Reports by Company..............................................30


                                     F-A-iv

                                  ARTICLE EIGHT

                            CONSOLIDATION AND MERGER

Section 801.  Company May Merge and Consolidate...............................31
Section 802.  Successor Substituted...........................................31

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures and Amendments Without Consent of
                Holders.......................................................31
Section 902.  Supplemental Indentures and Amendments with Consent of Holders..32
Section 903.  Execution of Supplemental Indentures and Amendments.............32
Section 904.  Effect of Supplemental Indentures...............................33
Section 905.  Conformity with Trust Indenture Act.............................33
Section 906.  Reference in Securities to Supplemental Indentures..............33
Section 907.  Notice of Supplemental Indentures and Amendments................33

                                   ARTICLE TEN

                                    COVENANTS

Section 1001. Payment of Principal, Premium, if any, and Interest.............33
Section 1002. Maintenance of Office or Agency.................................33
Section 1003. Money for Security Payments to Be Held in Trust.................34
Section 1004. Corporate Existence.............................................34
Section 1005. Payment of Taxes and Other Claims...............................35
Section 1006. Maintenance of Properties.......................................35
Section 1007. [Intentionally Omitted].........................................35
Section 1008. Statement by Officers as to Compliance..........................35
Section 1009. Statement by Officers of Certain Defaults.......................35
Section 1010. [Intentionally Omitted].........................................35
Section 1011. [Intentionally Omitted].........................................35
Section 1012. [Intentionally Omitted].........................................35
Section 1013. Limitation on Restricted Payments...............................35
Section 1014. [Intentionally Omitted].........................................35
Section 1015. [Intentionally Omitted].........................................35
Section 1016. [Intentionally Omitted].........................................35
Section 1017. Limitation on Asset Sales.......................................36
Section 1018. [Intentionally Omitted].........................................36
Section 1019. [Intentionally Omitted].........................................36
Section 1020. [Intentionally Omitted].........................................36
Section 1021. [Intentionally Omitted].........................................36
Section 1022. [Intentionally Omitted].........................................36
Section 1023. [Intentionally Omitted].........................................36
Section 1024. [Intentionally Omitted].........................................36
Section 1025. [Intentionally Omitted].........................................36
Section 1026. [Intentionally Omitted].........................................36
Section 1027. [Intentionally Omitted].........................................36



                                      F-A-v

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.  Optional Redemption............................................36
Section 1102.  Applicability of Article.......................................36
Section 1103.  Election to Redeem; Notice to Trustee..........................37
Section 1104.  Selection by Trustee of Securities to Be Redeemed..............37
Section 1105.  Notice of Redemption...........................................37
Section 1106.  Deposit of Redemption Price....................................38
Section 1107.  Securities Payable on Redemption Date..........................38
Section 1108.  Securities Redeemed in Part....................................38
Section 1109.  Redemption Pursuant to Gaming Laws.............................38

                                 ARTICLE TWELVE

                             [INTENTIONALLY OMITTED]

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.  Company's Option to Effect Defeasance or Covenant Defeasance...39
Section 1302.  Defeasance and Discharge.......................................39
Section 1303.  Covenant Defeasance............................................39
Section 1304.  Conditions to Defeasance or Covenant Defeasance................40
Section 1305.  Deposited Money and U.S. Government Obligations To Be Held in
                 Trust; Other Miscellaneous Provisions........................41
Section 1306.  Reinstatement..................................................41

                                ARTICLE FOURTEEN

                              INTENTIONALLY OMITTED

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

Section 1501.  Counterparts...................................................42

                                    Exhibit A

TESTIMONIUM...................................................................
SIGNATURE AND SEALS...........................................................


                                     F-A-vi

         SECOND AMENDED AND RESTATED INDENTURE, dated as of ____, 2004 among GB Holdings, Inc. (herein called the "Company"), successor by merger (the "Merger") to GB Property Funding Corp. (herein called "Funding"), and Greate Bay Hotel and Casino, Inc. (herein called "GBHC," and, together with Funding, herein called the "Merged Companies"), which is a corporation duly organized and existing, under the laws of the State of Delaware, and having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank Minnesota, National Association, Trustee (herein called the "Trustee").



         The Company, the Merged Companies and the Trustee were parties to an Amended and Restated Indenture, dated as of October 12, 2001 (the "First Amended and Restated Indenture") which was further amended by Amendment No. 1 thereto ("Amendment No. 1"). Funding authorized and issued its 11% Notes Due 2005 (herein called "Notes" or the "Securities"), under an indenture, dated as of September 29, 2000 (the "Original Indenture") of substantially the tenor and amount set forth in the Original Indenture in the original principal amount of $110 million. As a result of an exchange transaction completed on or about the date of this indenture, the remaining outstanding principal amount of the Notes is $_____. To provide therefor, the Company has duly authorized the execution and delivery of the Original Indenture, as amended and restated by the Amended and Restated Indenture, Amendment No. 1 to the First Amended and Restated Indenture and this Second Amended and Restated Indenture (this "Indenture").


         Each of GBHC and the Company were guarantors of the Securities. By virtue of the Merger of GBHC and Funding into the Company, the Company has succeeded to all of the obligations of GBHC and Funding in respect of the Securities and has become the obligor thereof. Any reference herein or in any of the Securities to the Company, GBHC, Holdings "Guarantors" or any guarantor or issuer of the Notes shall, for all purposes, be deemed to refer only to the Company.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE


                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:


         (i) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

         (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

         (iv) [intentionally omitted]; and



                                     F-A-1

         (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.


         "Affiliate" of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such Person and with respect to any natural Person, any other Person having a relationship by blood, marriage or adoption, not more remote than first cousins with such natural Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Amortization Expense" means, for any Person for any period, the amount of the amortization expense (including, without limitation, the write-down of non-current assets, including CRDA Investments) that is reflected on the financial statements of such Person and its Subsidiaries consolidated in such financial statements for such period in accordance with GAAP.

         "Asset Sale" means, as applied to any Person, any direct or indirect sale, conveyance, transfer, lease or other disposition (other than a Sale-Leaseback Transaction) by such Person or any Subsidiary of such Person to any Person other than such Person or a wholly-owned Subsidiary of such Person, in one transaction or a series of related transactions, of any Capital Stock of any Subsidiary of such Person or other similar equity interest of such Subsidiary or any other property or asset of such Person or any Subsidiary of such Person (provided that the term "Asset Sale" shall not include (a) sales, conveyances, transfers, leases or other dispositions in the ordinary course of business; (b) all other dispositions pursuant to which such Person receives, directly or indirectly, Net Cash Proceeds or fair market value of less than or equal to $5,000,000 in the aggregate in any twelve month period; and (c) sales, conveyances, transfers, leases or other dispositions of CRDA Investments.

         "Assets" means, as applied to any Person, any tangible or intangible assets, or rights or real or personal properties of such Person or any of its Subsidiaries including capital stock of Subsidiaries.

         "Board of Directors" means either the board of directors of a Person or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after such date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

         "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date of determination shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Cash Equivalents" means any of the following, to the extent owned by Holdings or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Trustee or the Holders) and having a maturity of not greater than 270 days from the date of acquisition: (a) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof): (b) insured certificates of deposit or acceptances of any commercial bank that is a member of the Federal Reserve System, that

                                     F-A-2
issues (or the parent of which issues) commercial paper rated as described in clause (c) below and that has combined capital and surplus and undivided profits of not less than $100,000,000; (c) commercial paper issued by a corporation (except an Affiliate of Holdings) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 (or the then equivalent grade) by Standard & Poor's Corporation or at least Prime-1 (or the then equivalent grade) by Moody's Investors Service, Inc.; and (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency.

         "Casino Control Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12-1 et seq. (New Jersey Public Law 1977, C.110), and the regulations promulgated thereunder, N.J.A.C. 19:40-1.1 et seq., as from time to time amended, or any successor provision of law.

         "Casino Control Commission" means the New Jersey Casino Control Commission as established by Section 50 of the Casino Control Act or any successor agency appointed pursuant to the Casino Control Act.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

         "Company" means GB Holdings, Inc., until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 6th and Marquette, MAC N9303-120, Minneapolis, MN 55479, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

         "Corporation" includes corporations, associations, companies and business trusts.

         "CRDA Investments" means Investments in securities issued by, and monies deposited with, the Casino Reinvestment Development Authority of the State of New Jersey.

         "Default" means any Event of Default, or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Disqualified Holders" shall have the meaning provided in Section 1109.

         "Disqualified Stock" means, with respect to any Person, any Capital Stock or other similar ownership or profit interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or before the Maturity Date of the Securities.

                                     F-A-3

         "Division of Gaming Enforcement" means the Division of Gaming Enforcement of the New Jersey Department of Law and Public Safety as established by Section 55 of the Casino Control Act or any successor division or agency.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchanged Amount" means the principal amount of Securities exchanged in the Exchange Offer.



         "Exchange Offer" means that certain offer for the exchange of Notes set forth in a prospectus of Atlantic Coast Entertainment Holdings, Inc., dated
June 1, 2004.


         "Fair Market Value" or "fair value" means either, (a) with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (the "Arm's Length Value") as determined by the Board of Directors of the Company acting in good faith and evidenced by a Board Resolution delivered to the Trustee or (b) with respect to any asset or property, any value within a range of values determined to reflect the Arm's Length Value by an investment banking firm retained by the Company or the Board.


         "Federal Bankruptcy Code" means the 1978 Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

         "FF&E Financing" means Indebtedness, the proceeds of which will be used solely to finance the acquisition or lease of furniture, fixtures or equipment ("FF&E") used by the Person incurring such Indebtedness in the ordinary course in the operation of a Permitted Line of Business and secured by a Lien on such FF&E.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable as of the Issue Date.

         "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by Holdings or any of its Subsidiaries.

         "Gaming Laws" means each gaming law of any applicable Gaming Authority as amended from time to time, and the regulations promulgated and rulings issued thereunder applicable to Holdings or any of its Subsidiaries or shareholders.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "incur" means to directly or indirectly create, assume, suffer to exist, guarantee in any manner, or in any manner become liable for the payment of.


         "Indebtedness" of any Person means (a) any liability, contingent or otherwise, of such Person (whether or not the recourse of the lender is to the whole of the assets of such Person, or only to a portion thereof), (i) for borrowed money evidenced by a note, bond, debenture or similar instrument, letters of credit, acceptances or other similar facilities (other than a trade payable or a current liability incurred in the ordinary course of business) or
(ii) for the payment of money relating to a Capitalized Lease Obligation or other obligation relating to the deferred purchase price of property or services (including a purchase money obligation); (b) any liability of others of the kind described in the preceding clause (a) which such Person has guaranteed including, without limitation, (i) to pay or purchase such liability; (ii) to supply funds to or in any other manner invest in the debtor (including an agreement to pay for property or services irrespective of whether such property is received or such services are rendered; and (iii) to purchase, sell or lease (as lessee or lessor) property or to purchase or sell services,


                                     F-A-4
primarily for the purpose of enabling a debtor to make a payment of such Indebtedness or to assure the holder of such Indebtedness against loss; (c) any obligation secured by a Lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (d) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any of its Affiliates or any warrants, rights or options to acquire such Capital Stock, valued, in the case of Disqualified Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (e) all Interest and Currency Rate Protection Obligations; and (f) any and all deferrals, renewals, extensions and refundings of any liability of the kind described in any of the preceding clauses.


         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented, changed, modified or amended (by any addition to or elimination of, the provisions hereof, or otherwise) by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.


         "Independent," when used with respect to any Person, means such other Person who (a) does not have any material financial interest in the Company or in any Affiliate of the Company and (b) is not an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions for the Company or a spouse, family member or other relative of any such Person; provided, that with respect to any director of any corporation, such director shall also be deemed to be "Independent" if such director meets the requirements for independence established by any "national securities exchange" (as contemplated in the Securities Exchange Act of 1934) for audit committee membership. Whenever it is provided in this Indenture that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Company.


         "Interest and Currency Rate Protection Obligations" means the obligations of any Person pursuant to any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and other similar agreement designed to hedge against fluctuations in interest rates or foreign exchange rates.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Investment" in any Person means any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others (excluding unbilled or uncollected receivables), or otherwise), or purchase or acquisition of Capital Stock, warrants, rights, options, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person or Indebtedness of any other Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "Issue Date" means September 29, 2000.

         "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, hypothecation, assignment for security, or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement relating to such Person.


         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

         "Maturity Date," when used with respect to any Security, means the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable.


         "Net Cash Proceeds" means, with respect to any Asset Sale the proceeds thereof in the form of cash or Cash Equivalents received by the Company (whether as initial consideration, through the payment or disposition of deferred compensation or the release of reserves), after deducting therefrom (without duplication): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders fees and

                                     F-A-5
other similar fees and expenses incurred in connection with such Asset Sale; (b) provisions for all taxes payable as a result of such Asset Sale; (c) payments made to retire Indebtedness (other than payments on the Securities) secured by the assets subject to such Asset Sale to the extent required pursuant to the terms of such Indebtedness; and (d) appropriate amounts to be provided by the Company as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, in each case to the extent, but only to the extent, that the amounts so deducted are, at or around the time of receipt of such cash or Cash Equivalents, actually paid to a Person that is not an Affiliate of the Company or, in the case of reserves, are actually established and, in each case, are properly attributable to such Asset Sale .

         "Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person determined in accordance with GAAP.

         "Officers' Certificate" for any Person means a certificate signed by the Chairman, the President, Executive Vice President or a Vice President, and by the Chief Financial Officer or the Secretary of such Person, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel for the Company or any of the Guarantors or any of their respective Affiliates, including an employee of any such Person, or any other counsel reasonably acceptable to the Trustee.


         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:


         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

         (iv) Securities in respect of which, pursuant to Section 306, other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder or taken any other action, Securities owned by Holdings or its Subsidiaries shall be disregarded and deemed not to be Outstanding (but the Securities of any other Affiliates shall be deemed for all such purposes to be Outstanding). In determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities owned by Holdings or its Subsidiaries which the Trustee knows to be so owned shall be so disregarded. Securities owned by Holdings or its Subsidiaries which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Guarantor or a Subsidiary of Holdings.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Securities on behalf of the Company.

                                     F-A-6

         "Permitted Investment" means the direct or indirect acquisition, repair or restoration of property or other Assets (including, without limitation, Securities of any person possessing any such Asset or with rights to, any Assets).

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.


         "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends on or to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means 100% of the principal amount of such Security, together with accrued, unpaid interest.


         "Regular Record Date" for the interest payable on any Interest Payment Date means the September 14 or March 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.


         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.


         "Restricted Payment" means either of the following: (a) the declaration or payment of any dividend or any other distribution on Common Stock of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Common Stock of the Company in respect of that stock (other than dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) or (b) the purchase, defeasance, redemption or other acquisition or retirement for value of any Common Stock of the Company.

         "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by Holdings or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company to such Person or its Affiliates in contemplation of such leasing.

         "Sands" means the Sands Hotel and Casino located in Atlantic City, New Jersey.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                                     F-A-7

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof).


         "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership or joint venture; or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.


         "United States Government Obligations" means securities which are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."


         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only as long as no senior class of securities has such voting power by reason of any contingency.

         SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:


         (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


                                     F-A-8

         SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or otherwise to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                                     F-A-9

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) For the purpose of the Company complying with any requirement of the Casino Control Commission, or the Division of Gaming Enforcement or of the Casino Control Act, every holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security shall be deemed to authorize any Holder and any other holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security, upon written request of an Officer of the Company, or the Trustee expressing reliance on this Section and enclosing a copy of this Section, to release, and any such holder, intermediary holder, intermediary beneficial holder and beneficial holder shall be required to release, to the Company, or the Trustee, as the case may be, the name, address, telephone number, principal contact person, and amount of such holdings, intermediary holdings, intermediary beneficial holdings and beneficial holdings of Securities of each such holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security.

         SECTION 105. Notices, etc., to Trustee, Company and Guarantors.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,


         (i) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

         (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, with a copy to: Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, N.J. 08401, or at any other address previously furnished in writing to the Trustee by the Company.


         SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         Any notices hereunder that are required to be given to the Casino Control Commission shall be addressed to: Document Control Unit, Casino Control Commission, Tennessee Avenue and the Boardwalk, Arcade Building, Atlantic City, New Jersey 08401, Attention: Chief of Administrative Operations. Any notices hereunder that are required to be given to the Division of Gaming Enforcement shall be addressed to: Division of Gaming Enforcement, 140 East Front Street, CN-047, Trenton, New Jersey 08625, Attention: Deputy Director for the Division of Gaming Enforcement.

                                     F-A-10

         SECTION 107. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108. Successors and Assigns.


         All covenants and agreements in this Indenture shall bind its successors and assigns, whether so expressed or not.


         SECTION 109. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 112. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

         SECTION 113. Casino Control Act.


         Notwithstanding the provisions of Section 111 hereof, each of the provisions of this Indenture is subject to and shall be enforced in compliance with the provisions of the Casino Control Act, to the extent applicable, and the regulations promulgated thereunder, unless such provisions are in conflict with the TIA, in which case the TIA shall control. The Securities are to be held subject to the condition that if a holder thereof is found to be disqualified by the Casino Control Commission pursuant to the provisions of the Casino Control Act, such holder shall dispose of the Securities in accordance with the provisions of Section 1109 hereof. The Company shall have the right to repurchase the Securities at the lowest of (a) the principal amount thereof; (b) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (c) the market value of such Securities.



                                   ARTICLE TWO


                                 SECURITY FORMS

         SECTION 201. Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and

                                     F-A-11
such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202. Form of Face of Notes. From and after the effective date of the merger, certificates to be issued to evidence the Security shall be as follows:


                                GB HOLDINGS INC.

         From and after the effective date of the Merger, certificates to be issued to evidence the Security shall be as follows:


                                11% Note Due 2005

No.                                                     $
   -----------------------                               -----------------------


         GB Holdings Inc., a Delaware corporation (herein called the "Holdings," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________ or registered assigns, the principal sum of __________ U.S. Dollars on September 29, 2005 at the office or agency of the Company referred to below, and to pay interest thereon on March 29, 2001 and thereafter, on September 29 and March 29 in each year, from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 11% per annum, until the principal hereof is paid or duly provided for. Notwithstanding anything contained herein, the rate of interest on the Securities shall not exceed the highest rate permitted by law. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the September 14 or March 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (a) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (b) by transfer to an account maintained by the payee located in the United States.


         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     F-A-12

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

        Dated:                                    GB HOLDINGS INC.

                                                  By
                                                    ----------------------------


Attest:
        -----------------------------

Authorized Signature


         SECTION 203. Form of Reverse of Notes.

         This Security is one of a duly authorized issue of securities of the Company designated as its 11% Notes Due 2005 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $110 million, which may be issued under an indenture (herein called the "Indenture"), dated as of September 29, 2000 between the GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. and Wells Fargo Bank Minnesota, National Association, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after January 1, 2001, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued, unpaid interest, if any, to the Redemption Date, all as provided in the Indenture.

         Each of the provisions of this Security is subject to and shall be enforced in compliance with the provisions of the Casino Control Act and the regulations promulgated thereunder, to the extent applicable.


         Each Holder by accepting a Security agrees that all Holders, whether initial holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act. As set forth more fully in the Indenture, in the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, no later than forty-five days after the date that the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have (a) no further right to exercise, directly or through any trustee or nominee, any right conferred by its Securities or (b) no further right to receive any dividends, interest, or other distribution or payment with respect to any such Securities. In the event a Disqualified Holder fails to so sell its Securities within 30 days after the determination by the Casino Control Commission, the Company shall purchase such Securities within 15 days after the end of such 30 day period at the lowest of (i) the principal amount thereof; (ii) the amount which the Disqualified Holder paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (c) the market value of such Securities.


         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                                     F-A-13

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such amendment, modification, consent or waiver by or on behalf of the Holder of this Security, or otherwise in accordance with the terms of the Indenture, shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation thereof is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amounts will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


         Each Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, (a) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in the Indenture and
(b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

         SECTION 204. Form of Trustee's Certificate of Authentication.


         The Trustee's certificate of authentication shall be in substantially the following form:


                                     F-A-14

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

  This is one of the Securities referred to in the within-mentioned Indenture.



                                           Wells Fargo Bank, National
                                                 Association, as Trustee



                                           By:
                                              ----------------------------------
                                              Authorized Officer


                                  ARTICLE THREE


                                 THE SECURITIES


         SECTION 301. Title and Terms.


         (a) The aggregate principal amount of securities which may be authenticated and delivered under this Indenture is limited to $110 million (reduced by the Exchanged Amount), except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities.

         (b) The Notes shall be known and designated as the "11% Notes Due 2005" of the Company. Their Stated Maturity shall be September 29, 2005, and they shall bear interest at the rate of 11% per annum from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on March 29, 2001 and semiannually thereafter on September 29 and March 29 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         (c) The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         (d) The Securities shall be redeemable as provided in Article Eleven.


         (e) If the Company is served with notice of the disqualification of any Holder under Section 105(d) of the Casino Control Act by the Casino Control Commission, such Holder will be prohibited under Section 105(e) of the Casino Control Act from (i) receiving interest on the Securities held by such Holder;
(ii) exercising, directly or through any trustee or nominee, any right conferred on such Securities; and (iii) receiving any remuneration in any form from any Person licensed or qualified by the Casino Control Commission (including the Company, the Guarantors and the Trustee) for services rendered or otherwise. Notwithstanding the foregoing, the Trustee shall be entitled to exercise all rights with respect to the Securities held by such Holder including, but not limited to, accelerating the Securities (any monies or securities received by the Trustee on behalf of such Holder to be held in trust for such Holder pursuant to Section 605 hereof). If the Trustee exercises voting rights with respect to such Securities, such votes shall be cast in the same proportion as the votes of the other Outstanding Securities are cast on such issue. A copy of any notice served upon the Company as described above shall be promptly delivered by the Company to the Trustee. Any such notice to the Trustee shall be effective against the Trustee on the second Business Day after receipt thereof by a Responsible Officer of the Trustee.


         SECTION 302. Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice President, or the Chief Financial Officer. The signature of any officer on the Securities may be manual or

                                     F-A-15
facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 304. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being

                                     F-A-16
herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount and like terms.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount and like terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges not involving any transfer.


         The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.


         SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.


         If (a) any mutilated Security is surrendered to the Trustee or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.


         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                                     F-A-17

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307. Payment of Interest; Interest Rights Preserved.


         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (a) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or (b) transfer to an account maintained by the payee located in the United States.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest ("Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

         (i) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in
     Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii); or

         (ii) the Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.


         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308. Persons Deemed Owners.

         Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                                     F-A-18

         SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company.

         SECTION 310. Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 311. Maximum Interest Rate.


         Regardless of any provision contained herein or in the Securities, the Holders shall not be entitled to receive, collect or apply as interest (whether termed interest in the documents or deemed to be interest by judicial determination or operation of law) on the Securities, any amount in excess of the maximum amount allowed by applicable law, and, if any Holder ever receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Securities is paid in full, any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount of interest allowed by applicable law, the Company and the Holders shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense fee, or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Securities.



                                  ARTICLE FOUR


                           SATISFACTION AND DISCHARGE

         SECTION 401. Satisfaction and Discharge of Indenture.


         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

         (i) either

             (A) all Securities theretofore authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (2) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

             (B) all such Securities not theretofore delivered to the Trustee for cancellation

                (1) have become due and payable, or


                                     F-A-19

                (2) will become due and payable at their Stated Maturity within one year, or

                (3) are to be called for redemption within one year under
             arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section 401 relating to the satisfaction and discharge of this Indenture have been complied with.


         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

         SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money and property deposited with the Trustee pursuant to Section 401 shall be held in trust and, at the direction of the Company, be invested prior to Maturity in United States Government Obligations, and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. Any funds remaining following payment of all Securities and all other obligations of the Company hereunder shall be the property of the Company.


                                  ARTICLE FIVE


                                    REMEDIES

         SECTION 501. Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):


         (i) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (ii) default in the payment of any principal of (or premium, if any, on) any Security at its Maturity; or

         (iii) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or


                                     F-A-20
     to the Company and the Trustee by the Holders of a majority in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Company, is proceeding, and continues to proceed, diligently to cure any such default; or


         (iv) [intentionally omitted]; or

         (v) [intentionally omitted]; or

         (vi) [intentionally omitted]; or

         (vii) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

         (viii) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or


         (ix) [intentionally omitted]; or

         (x) [intentionally omitted]; or

         (xi) [intentionally omitted].


         SECTION 502. Acceleration of Maturity; Rescission and Annulment.



         If an Event of Default (other than an Event of Default specified in Section 501(vii) or 501(viii)) occurs and is continuing, then and in every such case, the Trustee and the Holders of not less than a majority in principal amount of the Securities Outstanding may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(vii) or 501(viii) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee and any Holder.


         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if


         (i) the Company has paid or deposited with the Trustee a sum sufficient to pay,


             (A) all Defaulted Interest on all Outstanding Securities,


             (B) all unpaid principal of (and premium, if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities; and


             (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                                     F-A-21

         (ii) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.



No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.


         The Company covenants that if


         (i) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (ii) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,


the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in any Security Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, or the property of the Company, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition

                                     F-A-22
affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. Application of Money Collected.

         Any money and property collected by the Trustee pursuant to this Article or in connection with the exercise of remedies under any Security Document shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 606;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507. Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:


         (i) the Holders of a majority in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (ii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (iv) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;


it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Section 507 to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any of the Securities shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in the terms of each note representing such Securities of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Securities on the respective Stated Maturities

                                     F-A-23
expressed in such Securities (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or any Security Document or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. Control by Holders.


         Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded), the Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture, provided that

         (i) such direction shall not be in conflict with any rule of law or with this Indenture;

         (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

         (iii) the Trustee need not take any action which might involve it in personal liability unless it has obtained appropriate indemnity.


         SECTION 513. Waiver of Defaults and Compliance.

         Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded) the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities:


         (i) waive any past default hereunder and its consequences, except a default in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, and upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured and released, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon; and

         (ii) waive future compliance with any term, provision or condition of this Indenture or any related instruments, agreements or documents (but no such waiver shall extend to or affect such term, provision or


                                     F-A-24
condition except to the extent so expressly waived), in which event the Company may omit to comply with any such term, provision or condition of this Indenture or any related instrument, agreement or document.


                                   ARTICLE SIX


                                   THE TRUSTEE

         SECTION 601. Notice of Defaults.

         Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders. The Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless a Responsible Officer in its Corporate Trust Department shall have actual knowledge thereof.

         SECTION 602. Certain Rights of Trustee.

         Subject to the provisions of TIA Sections 315(a) through 315(d):


         (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (iv) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                                     F-A-25

         (viii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.


         The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         The Trustee and its directors, officers, employees and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies.

         The Trustee may rely on, and shall be protected with respect to any action taken or omitted to be taken in good faith in accordance with, the direction of the Holders of not less than a majority in principal amount of Outstanding Securities.

         SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification of Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 604. May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 605. Money Held in Trust.

         Except as otherwise provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided herein or agreed with the Company.

         SECTION 606. Compensation and Reimbursement.

         The Company agrees:


         (i) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against


                                     F-A-26
     any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder.

         The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

         SECTION 607. Corporate Trustee Required: Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) Subject to the provisions of the Casino Control Act, the Trustee may resign at any time by giving written notice thereof to the Company, the Casino Control Commission and the Division of Gaming Enforcement. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) Subject to the provisions of the Casino Control Act, the Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:


         (i) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

         (ii) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

         (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to the provisions of the Casino Control Act, (A) the Company, by a Board Resolution, may remove the Trustee or (B) subject to TIA
Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such

                                     F-A-27
vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Notwithstanding the foregoing, any successor Trustee may be appointed only with the prior, express approval of the Casino Control Commission, in consultation with the Division of Gaming Enforcement, provided that such successor Trustee must first be qualified as a financial source by and cooperate with the Casino Control Commission and the Division of Gaming Enforcement.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 609. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall take all necessary steps to be approved by the Casino Control Commission and shall execute, acknowledge and deliver to the Company, and to the retiring Trustee an instrument accepting such appointment, and the successor Trustee and the Company shall enter into a supplemental indenture evidencing the appointment of the successor Trustee. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 610. Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                  ARTICLE SEVEN


          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

         SECTION 701. Disclosure of Names and Addresses of Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance

                                     F-A-28
with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702. Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report, dated as of such May 15 if required by TIA Section 313(a).

         The Trustee shall transmit to the Holders, within the times hereinafter specified a brief report with respect to the following:


         (i) [intentionally omitted]; and

         (ii) the character and amount of any advances made by it as such since the date of the last report transmitted pursuant to the provisions of TIA
Section 313(a) (or if no such report has yet been so transmitted, since the date of execution of the Indenture), for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Indenture Securities, on the trust estate or on property or funds held or collected by it as such Trustee, and which it has not previously reported pursuant to this clause (2), if such advances remaining unpaid at any time aggregate more than 10 per centum of the aggregate principal amount of the Securities Outstanding at such time, such report to be so transmitted within 90 days after such time.


         To the extent required by applicable laws, rules and regulations, a copy of each such report shall, at the time of such transmission to the Holders, be filed with each stock exchange, if any, upon which the Securities are listed, and also with the Commission.

         (b) The Trustee shall transmit by mail to the Casino Control Commission and the Division of Gaming Enforcement (i) an initial list of the beneficial Holders of the Securities promptly after the issuance of the Securities; (ii) current lists of the Holders appearing in the Security Register on a twice-per-year basis, no later than March 1 and September 1 of each year; and
(iii) upon request by the Casino Control Commission or the Division of Gaming Enforcement, such additional information with respect to the beneficial Holders of the Securities as the Trustee may obtain through its good faith efforts.

         (c) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement, simultaneously with any notice given to the Holders, of any default or acceleration under the Securities, this Indenture or any other documents, instrument, agreement, covenant, or condition related to the issuance of the Securities, whether declared or effectuated by the Trustee or the Holders. The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement on a continuing basis and in writing, of any actions taken by the Trustee or the Holders with regard to such default, acceleration or similar matters related thereto.

         (d) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement of the removal or resignation of the Trustee promptly after such removal or resignation.

         (e) The Trustee shall provide to the Casino Control Commission and the Division of Gaming Enforcement, promptly after the execution by the Trustee of the same, copies of any and all amendments or modifications to this Indenture, the Securities or any other documents, instrument, agreement, covenant or condition related to the issuance of the Securities.

         SECTION 703. Reports by Company.

         The Company shall, to the extent required by the TIA:


         (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it may, if it determines to do so, file with the Trustee and the Commission, in accordance with rules and regulations


                                     F-A-29
     prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;


         (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (iii) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company, as the case may be, pursuant to paragraphs (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (iv) comply in all material respects with all requirements and provisions of the Casino Control Act and notify the Trustee by mail of all formal hearings and formal proceedings materially relating to the Company before the Casino Control Commission relating to the plenary casino licenses for the Company, as the same are scheduled. Such notice shall be in writing and given at least seven days prior to the hearing to which such notice relates, unless a shorter notice is given to the Company in which event the Company shall notify the Trustee promptly upon receiving such definite information as shall be contained in such notice. The Company hereby agrees that the Trustee may, but shall have no obligation to, attend such hearings and other proceedings if permitted to do so by the Casino Control Commission.



                                  ARTICLE EIGHT

                            CONSOLIDATION AND MERGER

         SECTION 801. Company May Merge and Consolidate.

         The Company shall not consolidate with or merge with or into any Person or group of Persons in a single transaction or through a series of transactions, except that:


         (i) The Company may consolidate with or merge with or into any Person or group of Persons in a single transaction or through a series of transactions if (A) the Company shall be the continuing Person, or the resulting or surviving Person (the "surviving entity") shall be a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) the surviving entity (other the Company) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities, and this Indenture; and (C) immediately before and immediately after giving effect to such transaction, or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of, such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

         (ii) [intentionally omitted]; and

         (iii) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this covenant and that all conditions precedent herein provided for relating to such transaction have been complied with.


         SECTION 802. Successor Substituted.

         Upon any consolidation of the Company with or merger of the Company with or into any other Person in accordance with Section 801, the successor Person formed by such consolidation or merger shall

                                     F-A-30
succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901. Supplemental Indentures and Amendments Without Consent of Holders.

         Without the consent of any Holders, the Company, when it is so authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


         (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company, contained herein and in the Securities; or

         (ii) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

         (iii) to add any additional Events of Default; or

         (iv) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

         (v) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

         (vi) [intentionally omitted]; or

         (vii) to add any guarantor; or

         (viii) to make any other change that does not adversely affect the rights of any Holder; or

         (ix) to secure the Securities.


         SECTION 902. Supplemental Indentures and Amendments with Consent of Holders.


         Upon the request of the Company, by a Board Resolution authorizing the execution thereof, together with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Trustee, the Trustee shall join the Company in an indenture or indentures supplemental hereto, for any purpose, including, without limitation, for the purpose of adding any provisions to or changing, modifying or amending in any manner or eliminating any of the provisions of this Indenture or making additions to, changing, modifying, amending or eliminating in any manner the rights of the Holders hereunder; provided, however, that no such supplemental indenture, or addition, change, amendment or modification to, or elimination of any provision of, shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date); or

         (ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or


                                     F-A-31

         (iii) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


         SECTION 903. Execution of Supplemental Indentures and Amendments.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent herein provided for relating to such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

         SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 906. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 907. Notice of Supplemental Indentures and Amendments.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture or amendment pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture or amendment.


                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. Payment of Principal, Premium, if any, and Interest.

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or

                                     F-A-32
exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 1003. Money for Security Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:


         (i) hold all sums held by it for the payment of the principal of (and premium, if any on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

         (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.


         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be

                                     F-A-33
published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004. Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Company.

         SECTION 1005. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1006. Maintenance of Properties.

         Subject to and as permitted by the terms of this Indenture the Company will cause all properties owned by the Company or used or held for use in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         SECTION 1007. [Intentionally Omitted.]

         SECTION 1008. Statement by Officer as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate, which may be in the form attached as Exhibit A, from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         SECTION 1009. Statement by Officers of Certain Defaults.

         When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5 million), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

         SECTION 1010. [Intentionally Omitted.]

         SECTION 1011. [Intentionally Omitted.]

         SECTION 1012. [Intentionally Omitted.]

         SECTION 1013. Limitation on Restricted Payments.

                                     F-A-34

         The Company shall not make any Restricted Payment if an Event of Default shall have occurred and be continuing at the time of such Restricted Payment.

         SECTION 1014. [Intentionally Omitted.]

         SECTION 1015. [Intentionally Omitted.]

         SECTION 1016. [Intentionally Omitted.]

         SECTION 1017. Limitation on Asset Sales.

         Subject to and as permitted by the terms of this Indenture the Company shall not make any Asset Sale of its properties unless (a) the consideration received in the Asset Sale is equal to Fair Market Value; (b) the proceeds therefrom consist of at least 85% cash and/or Cash Equivalents; and (c) unless otherwise expressly provided herein, the Net Cash Proceeds of such Asset Sale shall be: (i) applied in the manner described in the following paragraph; or
(ii) retained by the Company to apply to the payment on its Securities when due.


         On or before the 180th day after the date on which the Company consummates the relevant Asset Sale and subject to and as permitted by the terms of this Indenture, the Company shall use all of the Net Cash Proceeds from such Asset Sale (other than amounts that the Company has determined to retain pursuant to clause (ii) of the preceding paragraph) to make either (a) an offer to purchase (the "Asset Sale Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase or (b) a Permitted Investment; provided, that the Company shall not be required to make any Asset Sale Offer if the Net Cash Proceeds of all Asset Sales that are not used to make a Permitted Investment within 180 days, do not exceed $5 million. Each Asset Sale Offer shall remain open for a period of at least 20 business days. If the Asset Sale Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than, $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.


         SECTION 1018. [Intentionally Omitted.]

         SECTION 1019. [Intentionally Omitted.]

         SECTION 1020. [Intentionally Omitted.]

         SECTION 1021. [Intentionally Omitted.]

         SECTION 1022. [Intentionally Omitted.]

         SECTION 1023. [Intentionally Omitted.]

         SECTION 1024. [Intentionally Omitted.]

         SECTION 1025. [Intentionally Omitted.]

         SECTION 1026. [Intentionally Omitted.]

         SECTION 1027. [Intentionally Omitted.]


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101. Optional Redemption.

                                     F-A-35

         The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at the times, subject to the conditions and at the Redemption Price specified in the form of Security, together with accrued interest to the Redemption Date.

         SECTION 1102. Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article, other than repurchases made from time to time in the open market.

         SECTION 1103. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

         SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000 and, provided further that, so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), any such redemption shall be made by the Trustee in accordance with the provisions of such exchange.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1105. Notice of Redemption.


         Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed; provided, however, that in the case of an optional redemption in which the Company has called for redemption all outstanding Securities in connection with a refinancing of such Securities, the Company shall be permitted to (a) specify a proposed redemption date; (b) change the proposed redemption date once to a final redemption date by notice mailed to Holders not later than five business days prior to the final redemption date;
(c) establish the final redemption date as a date not more than 90 days after the first notice from the Company calling the Securities for optional redemption was mailed to Holders; and (d) rescind the redemption offer at any time prior to the final redemption date, which rescission shall not cause the maturity of the Securities to have changed.


         All notices of redemption shall state:


         (i) the Redemption Date;

         (ii) the Redemption Price;

         (iii) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed;

         (iv) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
     Section 1107) will become due and payable upon


                                     F-A-36
     each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date; and


         (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price.


         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1106. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in immediately available funds an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1107. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

         SECTION 1108. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         SECTION 1109. Redemption Pursuant to Gaming Laws.

         (a) If required to qualify by the Casino Control Commission, all Holders, whether initial Holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act relating to financial sources and/or security holders. In the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act and/or such Holder fails to submit for qualification as required by the Casino Control Commission in its sole discretion, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, either directly, indirectly or beneficially, no later than forty-five days after the date the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by any Securities and (ii) to receive any dividends, interest, or any other distribution or payment with respect to any such Securities or any remuneration in any form from the Company or the Trustee; provided, however, that after such disqualification, interest on any such Securities shall continue to accrue for the benefit of any subsequent Holder thereof. The Company shall promptly provide to the Trustee a copy of each notice served to a Disqualified Holder.

                                     F-A-37

         (b) Upon receipt of the notice referred to in clause (a) above, the Disqualified Holder may sell its Securities either directly to any Person then qualified or previously qualified (and not subsequently disqualified) or through a bona fide brokerage transaction, conducted at arm's-length, to a Person not an Affiliate of the Disqualified Holder. In the event the Disqualified Holder fails to so sell its Securities within thirty (30) days after the determination by the Casino Control Commission, the Company shall purchase such Securities within fifteen (15) days after the end of such thirty (30) day time period, at a time and place as designated by the Company, at the lowest of (i) the principal amount thereof; (ii) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (iii) the market value of such Securities. The right of the Company to purchase such Security may be assigned by the Company to any Person approved by the Casino Control Commission.

         (c) The provisions of this Section shall be construed in accordance with the applicable provisions of the Casino Control Act.


                                 ARTICLE TWELVE


                             [INTENTIONALLY OMITTED]


                                ARTICLE THIRTEEN


                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

         SECTION 1302. Defeasance and Discharge.


         Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due; (b) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (d) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.


         SECTION 1303. Covenant Defeasance.

         Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1005 through 1026 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein

                                     F-A-38
     to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:


         (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds, for a period of at least 123 days prior to the date of such defeasance, in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount; or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount; or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is, pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         (ii) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (iii) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

         (iv) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm


                                     F-A-39
     that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.


         (v) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (vi) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.


         SECTION 1305. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

         SECTION 1306. Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                     F-A-40

                                ARTICLE FOURTEEN


                             [INTENTIONALLY OMITTED]


                                 ARTICLE FIFTEEN


                                  MISCELLANEOUS

         SECTION 1501. Counterparts.

         This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.





                                     F-A-41

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           GB PROPERTY FUNDING CORP.


                                           By
                                              ----------------------------------
                                              Title:


Attest:
       -----------------------------------
         Title:


                                           GB HOLDINGS, INC.



                                           By
                                              ----------------------------------
                                              Title:


Attest:
       -----------------------------------
         Title


                                           GREATE BAY HOTEL AND CASINO, INC.



                                           By
                                              ----------------------------------
                                              Title:


Attest:
       -----------------------------------
         Title:



                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION




                                           By
                                              ----------------------------------
                                              Title:






                                     F-A-42

                                    Exhibit A

--------------------------------------------------------------------------------
                              OFFICERS' CERTIFICATE
                                       OF
                                GB HOLDINGS, INC.
--------------------------------------------------------------------------------



         Reference is made to that certain Indenture, dated as of ____________________ (the "Indenture") among GB Holdings, Inc. (the "Company") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Indenture.


         Pursuant to Section 1008 of the Indenture, the undersigned officer of the Company hereby certifies to the Trustee as follows:

               He is now, and at the times mentioned herein has been, the duly elected, qualified and acting officer of the Company as specified below.

               To his knowledge, and without regard to any period of grace or requirements of notice under the Indenture, the Company is in compliance with all conditions and covenants under the Indenture.

         IN WITNESS WHEREOF, I have set my hand this ____ day of _____________.


                                             GB HOLDINGS, INC.

                                             By:
                                                --------------------------------








                                     F-A-43

                                                                         ANNEX G

================================================================================



                  ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.,
                                   as Issuer,

                                ACE GAMING, LLC,
                                  as Guarantor,

                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                                 --------------


                                    INDENTURE


                       Dated as of [___________ __, 2004]

                                 --------------

                                 $[110] Million
                         3% Notes Due September 29, 2008


================================================================================

                   Atlantic Coast Entertainment Holdings, Inc.

               Reconciliation and tie Between Trust Indenture Act
                   of 1939 and Indenture, dated as of ________


                         TIA                                INDENTURE
                       SECTION                               SECTION
-----------------------------------------------------  -----------------------
310(a)(1)............................................         607
   (a)(2)............................................         607
   (a)(3)............................................         N.A.
   (a)(4)............................................         N.A.
   (a)(5)............................................         607
   (b)...............................................    604, 608
   (c)...............................................         N.A.
311..................................................         604
312..................................................         701
313..................................................         601, 702
314(a)...............................................         703, 1008
   (b)...............................................        1401(d)
   (c)(1)............................................         102
   (c)(2)............................................         102
   (c)(3)............................................         N.A.
   (d)...............................................         702
   (e)...............................................         102
   (f)...............................................         N.A.
315(a)...............................................         602
   (b)...............................................         601
   (c)...............................................         602
   (d)...............................................         N.A.
   (e)...............................................         N.A.
316(a)(last sentence)................................         101("Outstanding")
   (a)(1)(A).........................................         512
   (a)(1)(B).........................................         513
   (a)(2)............................................         N.A.
   (b)...............................................         508
   (c)...............................................         104(d)
317(a)(1)............................................         503
   (a)(2)............................................         504
   (b)...............................................        1003
318(a)...............................................         111

--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS(1)

PARTIES.....................................................................   1
RECITALS....................................................................   1


                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions...............................................   1
Section 102.      Compliance Certificates and Opinions......................  13
Section 103.      Form of Documents Delivered to Trustee....................  14
Section 104.      Acts of Holders...........................................  14
Section 105.      Notices, etc., to Trustee, Company and Guarantor..........  15
Section 106.      Notice to Holders; Waiver.................................  15
Section 107.      Effect of Headings and Table of Contents..................  16
Section 108.      Successors and Assigns....................................  16
Section 109.      Separability Clause.......................................  16
Section 110.      Benefits of Indenture.....................................  16
Section 111.      Governing Law.............................................  16
Section 112.      Legal Holidays............................................  16
Section 113.      Casino Control Act........................................  16


                                   ARTICLE TWO
                                 SECURITY FORMS

Section 201.      Forms Generally...........................................  17
Section 202.      Form of Face of Notes.....................................  17
Section 203.      Form of Reverse of Notes..................................  18
Section 204.      Form of Trustee's Certificate of Authentication...........  20


                                  ARTICLE THREE
                                 THE SECURITIES

Section 301.      Title and Terms...........................................  21
Section 302.      Denominations.............................................  22
Section 303.      Execution, Authentication, Delivery and Dating............  22
Section 304.      Temporary Securities......................................  22
Section 305.      Registration, Registration of Transfer and Exchange.......  23
Section 306.      Mutilated, Destroyed, Lost and Stolen Securities..........  23
Section 307.      Payment of Interest; Interest Rights Preserved............  24
Section 308.      Persons Deemed Owners.....................................  24
Section 309.      Cancellation..............................................  24
Section 310.      Computation of Interest...................................  24
Section 311.      Maximum Interest Rate.....................................  24

--------------
(1) This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture...................  25
Section 402.      Application of Trust Money................................  25


                                  ARTICLE FIVE
                                    REMEDIES

Section 501.      Events of Default.........................................  26
Section 502.      Acceleration of Maturity; Rescission and Annulment........  27
Section 503.      Collection of Indebtedness and Suits for
                  Enforcement by Trustee....................................  28
Section 504.        Trustee May File Proofs of Claim........................  28
Section 505.      Trustee May Enforce Claims Without
                    Possession of Securities................................  29
Section 506.      Application of Money Collected............................  29
Section 507.      Limitation on Suits.......................................  29
Section 508.      Unconditional Right of Holders to Receive Principal
                    Premium and Interest....................................  29
Section 509.      Restoration of Rights and Remedies........................  30
Section 510.      Rights and Remedies Cumulative............................  30
Section 511.      Delay or Omission Not Waiver..............................  30
Section 512.      Control by Holders........................................  30
Section 513.      Waiver of Defaults and Compliance.........................  30


                                   ARTICLE SIX
                                   THE TRUSTEE

Section 601.      Notice of Defaults........................................  31
Section 602.      Certain Rights of Trustee.................................  31
Section 603.      Trustee Not Responsible for Recitals or
                    Issuance of Securities..................................  32
Section 604.      May Hold Securities.......................................  32
Section 605.      Money Held in Trust.......................................  32
Section 606.      Compensation and Reimbursement............................  32
Section 607.      Corporate Trustee Required; Eligibility...................  33
Section 608.      Resignation and Removal; Appointment of Successor.........  33
Section 609.      Acceptance of Appointment by Successor....................  34
Section 610.      Merger, Conversion, Consolidation or
                    Succession to Business..................................  34


                                  ARTICLE SEVEN
          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

Section 701.      Disclosure of Names and Addresses of Holders..............  35
Section 702.      Reports by Trustee........................................  35
Section 703.      Reports by Company and Guarantor..........................  36

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.      Company and Subsidiaries May Consolidate, etc.,
                    Only on Certain Terms...................................  36
Section 802.      Successor Substituted.....................................  37


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures and Amendments to Security
                    Documents Without Consent of Holders....................  38
Section 902.      Supplemental Indentures and Amendments to Security
                    Documents with Consent of Holders.......................  38
Section 903.      Execution of Supplemental Indentures and Amendments
                    to Security Documents...................................  39
Section 904.      Effect of Supplemental Indentures.........................  39
Section 905.      Conformity with Trust Indenture Act.......................  39
Section 906.      Reference in Securities to Supplemental Indentures........  39
Section 907.      Notice of Supplemental Indentures and Amendments to
                    Security Documents......................................  39


                                   ARTICLE TEN
                                    COVENANTS

Section 1001.     Payment of Principal, Premium, if any, and Interest.......  40
Section 1002.     Maintenance of Office or Agency...........................  40
Section 1003.     Money for Security Payments to Be Held in Trust...........  40
Section 1004.     Corporate Existence.......................................  41
Section 1005.     Payment of Taxes and Other Claims.........................  41
Section 1006.     Maintenance of Properties.................................  41
Section 1007.     Insurance.................................................  42
Section 1008.     Statement by Officers as to Compliance....................  42
Section 1009.     Statement by Officer of Certain Defaults..................  42
Section 1010.     Assumption of Obligations upon Change of Control..........  42
Section 1011.     Limitation on Company Indebtedness........................  42
Section 1012.     Limitation on Subsidiary Indebtedness and
                    Preferred Stock.........................................  43
Section 1013.     Limitation on Restricted Payments.........................  43
Section 1014.     Limitation on Liens.......................................  43
Section 1015.     [Intentionally Omitted.]..................................  44
Section 1016.     Limitation on Sale-Leaseback Transactions.................  44
Section 1017.     Limitation on Asset Sales.................................  44
Section 1018.     Application of Net Cash Proceeds in Event of Loss.........  45
Section 1019.     Ownership of Stock of Subsidiaries........................  45
Section 1020.     Limitation on Transactions with Affiliates................  45
Section 1021.     Change in Nature of Business..............................  46
Section 1022.     Additional Collateral.....................................  46
Section 1023.     CRDA Investments..........................................  46
Section 1024.     Subsidiaries..............................................  46

Section 1025.     Security Documents........................................  46
Section 1026.     Validity of Security Interest.............................  47
Section 1027.     Duty of Cooperation.......................................  47


                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

Section 1101.     Redemption................................................  47
Section 1102.     Applicability of Article..................................  47
Section 1103.     Election to Redeem; Notice to Trustee.....................  47
Section 1104.     Selection by Trustee of Securities to Be Redeemed.........  47
Section 1105.     Notice of Redemption......................................  48
Section 1106.     Deposit of Redemption Price...............................  48
Section 1107.     Securities Payable on Redemption Date.....................  48
Section 1108.     Securities Redeemed in Part...............................  49
Section 1109.     Redemption Pursuant to Gaming Laws........................  49


                                ARTICLE TWELVE
                            GUARANTEE ARRANGEMENTS

Section 1201.     Guarantee.................................................  49
Section 1202.     Execution and Delivery of Guarantee.......................  51
Section 1203.     Additional Guarantors.....................................  51
Section 1204.     Termination of Guarantee..................................  51


                               ARTICLE THIRTEEN
                      DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.     Company's Option to Effect Defeasance or
                    Covenant Defeasa........................................  51
Section 1302.     Defeasance and Discharge..................................  51
Section 1303.     Covenant Defeasance.......................................  52
Section 1304.     Conditions to Defeasance or Covenant Defeasance...........  52
Section 1305.     Deposited Money and U.S. Government Obligations
                    To Be Held in Trust; Other Miscellaneous Provisions.....  53
Section 1306.     Reinstatement.............................................  53


                                ARTICLE FOURTEEN
                                SECURITY INTEREST

Section 1401.     Assignment of Security Interest...........................  54
Section 1402.     Suits to Protect the Collateral...........................  54
Section 1403.     Further Assurances and Security...........................  55
Section 1404.     Release of Collateral.....................................  55
Section 1405.     Release Notice; Subordination Request, Permitted Liens....  56
Section 1406.     Reliance on Opinion of Counsel............................  57
Section 1407.     Purchaser May Rely........................................  57
Section 1408.     Payment of Expenses.......................................  57

                                 ARTICLE FIFTEEN
                          CONVERSION AND DEMAND PAYMENT

Section 1501.     Conversion Following Election of Requisite Lenders........  57
Section 1502.     Exercise of Conversion  Privilege; Demand Payment;
                     Issuance of Common Stock; No Adjustment for
                     Interest or Dividends..................................  58
Section 1503.     Stated Ratio..............................................  59
Section 1504.     Additional Issuances......................................  59
Section 1505.     Mergers...................................................  59
Section 1506.     Verification of Computations..............................  60
Section 1507.     Notice of Additional Issuances or Other Property..........  60
Section 1508.     Fractional Shares.........................................  60
Section 1509.     Taxes on Shares Issued....................................  61
Section 1510.     Reservation of Shares; Shares to Be Fully Paid;
                     Compliance with Governmental Requirements;
                     Listing of Company Common Stock........................  61
Section 1511.     Responsibility of Trustee.................................  61


                                 ARTICLE SIXTEEN
                                  MISCELLANEOUS

Section 1601.     Counterparts..............................................  61
TESTIMONIUM.................................................................
SIGNATURE AND SEALS.........................................................


                                    SCHEDULES

1.01 Permitted Indebtedness

         INDENTURE, dated as of [___________, 2004] between Atlantic Coast Entertainment Holdings, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Delaware, ACE Gaming, LLC (herein called "Guarantor"), a limited liability company duly organized and existing under the laws of the State of New Jersey and each having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank, National Association, as Trustee (herein called the "Trustee").


         The Company has duly authorized the creation of an issue of 3% Notes Due 2008 (herein called "Notes" or the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefore the Company has duly authorized the execution and delivery of this Indenture. The Company has duly authorized the creation of Liens to secure the Securities, and to provide therefor the Company has duly authorized the execution and delivery of the Security Documents to which it is a party.

         The Guarantor has duly authorized its guarantee of the Securities, and to provide therefor it has duly authorized the execution and delivery of this Indenture. The Guarantor has duly authorized the creation of Liens to secure its guarantee of the Securities, and to provide therefor it has duly authorized the execution and delivery of the Security Documents to which it is a party.


         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary have been done to make the Securities, when executed by the Company and the Guarantor and authenticated by the Trustee and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantee the valid obligation of Guarantor and to make this Indenture a valid agreement of each of the Company and the Guarantor, in accordance with their and its terms.

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:


                  (i) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (iv) any reference herein to any "first priority lien," "first priority security interest" or words of similar import or otherwise regarding the priority of any Lien, shall apply and refer, and shall be deemed to apply and refer, only to the Collateral and all such Liens shall, and shall be deemed to be: (A) subject and inferior to any Lien to secure Working Capital Indebtedness whether incurred prior to, on or after the Issue Date and (B) subject to any release or subordination contemplated in Section 1405 hereof. Any reference herein to the "terms of any release or subordination contemplated in Section 1405 hereof" or "any release or subordination" or words of similar import shall be deemed to refer to and include, without limitation, any and all terms, provisions and conditions of any such release or subordination and of all agreements, documents and instruments related thereto, associated therewith or arising from or in connection with any such release or subordination or any related or associated transaction; and

                  (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


         "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company or is combined or acquired through an asset acquisition, merger or otherwise, with the Company or a Subsidiary of the Company, including, without limitation, Indebtedness incurred by such Person in connection with, or in anticipation of, such Person becoming a Subsidiary of the Company or of such acquisition, in each case which, if secured, is not secured by Collateral.


         "Act," when used with respect to any Holder, has the meaning specified in Section 104.


         "Affiliate" of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such Person and with respect to any natural Person, any other Person having a relationship by blood, marriage or adoption, not more remote than first cousins with such natural Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


         "Allowed Indebtedness" means any Indebtedness or Preferred Stock the incurrence or issuance of which either (x) is consented to by the Requisite Lenders or (y) that: (i) is not secured by a Lien; (ii) is (or to the extent that it is) secured by a Lien on assets other than the Collateral; (iii) is secured by a Lien on Collateral which, except for and subject to any release or subordination contemplated by Section 1405 hereof, is inferior to the Liens of the Trustee on such Collateral; (iv) is secured by a Permitted Lien; (v) constitutes Acquired Indebtedness; or (vi) is incurred between or among the Company and its Subsidiaries.


         "Amortization Expense" means, for any Person for any period, the amount of the amortization expense (including, without limitation, the write-down of non-current assets, including CRDA Investments) that is reflected on the financial statements of such Person and its Subsidiaries consolidated in such financial statements for such period in accordance with GAAP.

         "Applicable Common Stock" has the meaning set forth in Section 301(f) of this Indenture.

         "Asset Acquisition" means (a) any capital contribution (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock or other similar ownership or profit interest, by the Company or any of its Subsidiaries in any other Person, in either case pursuant to which such Person shall become a Subsidiary of the Company or any of its Subsidiaries or shall be merged with or into the Company or any of its Subsidiaries or (b) any acquisition by the Company or any of its Subsidiaries of the assets of any Person which constitute substantially all of an operating unit or business of such Person.


         "Asset Sale" means, as applied to any Person, any direct or indirect sale, conveyance, transfer, lease or other disposition (including, without limitation, by means of a Sale-Leaseback Transaction) by such Person or any Subsidiary of such Person to any Person other than such Person or a wholly-owned Subsidiary of such Person, in one transaction or a series of related transactions, of any Capital Stock of any Subsidiary of such Person or other similar equity interest of such Subsidiary or any other property or asset of such Person or any Subsidiary of such Person (provided that the term "Asset Sale" shall not include (a) sales, conveyances, transfers, leases or other dispositions in the ordinary course of business; (b) all other dispositions pursuant to which such Person receives, directly or indirectly, Net Cash Proceeds or fair market value of less than or equal to $5,000,000 in the aggregate in any twelve month period; (c) sales, conveyances, transfers, leases, or other dispositions of CRDA Investments); (d) sales, conveyances, transfers, leases or other transactions or dispositions made in accordance with the provisions of

Section 1405 of this Indenture; (e) sales, conveyances, transfers, leases or other transactions or dispositions made pursuant to the terms of any agreement, document or instrument entered into in connection with any release or subordination that has occurred in accordance with the provisions of Section 1405 of this Indenture, including, without limitation, any sale or other disposition resulting from any default or foreclosure; or (f) any transaction (whether or not such transaction has already occurred) that the Requisite Lenders consent and agree shall not be deemed to constitute an "Asset Sale" ).


         "Assets" means, as applied to any Person, any tangible or intangible assets, or rights or real or personal properties of such Person or any of its Subsidiaries including capital stock of Subsidiaries.

         "Board of Directors" means either the board of directors of a Person or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after such date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

         "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date of determination shall be the capitalized amount thereof at such date, determined in accordance with GAAP.


         "Cash Equivalents" means any of the following, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Trustee or the Holders) and having a maturity of not greater than 270 days from the date of acquisition: (a) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) insured certificates of deposit or acceptances of any commercial bank that is a member of the Federal Reserve System, that issues (or the parent of which issues) commercial paper rated as described in clause (c) below and that has combined capital and surplus and undivided profits of not less than $100,000,000; (c) commercial paper issued by a corporation (except an Affiliate of the Company) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 (or the then equivalent grade) by Standard & Poor's Corporation or at least Prime-1 (or the then equivalent grade) by Moody's Investors Service, Inc.; and (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency.


         "Casino Control Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12-1 et seq. (New Jersey Public Law 1977, C.110), and the regulations promulgated thereunder, N.J.A.C. 19:40-1.1 et seq., as from time to time amended, or any successor provision of law.

         "Casino Control Commission" means the New Jersey Casino Control Commission as established by Section 50 of the Casino Control Act or any successor agency appointed pursuant to the Casino Control Act.

         "Change of Control" means, after the Issue Date, an event or series of events by which any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than Carl C. Icahn and his Affiliates, or Parent and its Subsidiaries, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the

Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including through ownership of Voting Stock of a Person owning, directly or indirectly, Voting Stock of the Company or Parent) of securities representing 50% or more of the combined voting power of the Voting Stock of the Company.

         "Collateral" has the meaning attributed to it in the Security Agreement and the Mortgage and includes all of the assets of the Company and its Subsidiaries (other than CRDA Investments and gaming receivables and revenues) as of the Issue Date and assets contemplated in Section 1404 of this Indenture; provided that for purposes of this Indenture and the Security Documents, the Collateral shall not include any asset to the extent that it has ceased to be subject to the Security Interest pursuant to Section 1405 hereof.

         "Collateral Account" shall have the meaning ascribed to such term in the Security Agreement.


         "Collateral Assignment of Leases" means the Assignment, dated as of [_____________ __], 2004, by Licensee in favor of the Trustee for its own benefit and the benefit of the Holders as the same may be amended from time to time.


         "Collateral Proceeds" means, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by
Section 1405 hereof, (a) any Net Cash Proceeds received or receivable by the Company or the Guarantor as a result of an Asset Sale or Event of Loss that involves all or a portion of the Collateral and (b) all interest or other earnings on amounts in deposit in the Collateral Account.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

         "Company" means Atlantic Coast Entertainment Holdings, Inc., until a successor Person shall have assumed the obligations of the Company pursuant to the applicable provisions of Sections 801 and 802 of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Common Stock" means the common stock, [$.01] par value per share, of the Company.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.


         "Consolidated" or "consolidated" refers to the consolidation of accounts in accordance with GAAP, and each reference to any such consolidation in this Indenture including, without limitation, "Consolidated Cash Flow," "Consolidated Coverage Ratio," "Consolidated Fixed Charges," "Consolidated Income Tax Expense," and "Consolidated Net Income" shall include and be deemed to include, if, prior to the calculation date, one or more acquisitions have been engaged in by the Company or any of its Subsidiaries (including through mergers or consolidations or other asset or business acquisitions or combination transactions), the accounts of such acquired person or business for the entire applicable reference period, and such acquisition shall be deemed to have occurred on the first day of the applicable reference period and shall be given pro forma effect, in all events exclusive of all obligations or charges: (x) of a non-recurring nature; (y) attributable to discontinued operations; and (z) otherwise attributable to operations or businesses disposed of prior to the Transaction Date.


         "Consolidated Cash Flow" means, for any Person for any period, the sum of:


         (i) the Consolidated Net Income of such Person and its Subsidiaries for such period, plus

         (ii) the sum of the following items (to the extent deducted in determining Consolidated Net Income and without duplication): (A) all Consolidated Fixed Charges; (B) Amortization Expense; (C) Depreciation Expense; and (D) Consolidated Income Tax Expense.

         "Consolidated Coverage Ratio" means for any Person the ratio of (a) Consolidated Cash Flow of such Person and its Subsidiaries for the four full fiscal quarters for which financial statements are available that immediately precede the date of the transaction or other circumstances giving rise to the need to calculate the Consolidated Coverage Ratio (the "Transaction Date") (or, for purposes of clause (b) of the definition of the term "Permitted Indebtedness," projected as contemplated therein) to (b) the Consolidated Fixed Charges for the fiscal quarter in which the Transaction Date occurs and to be accrued during any balance of such quarter and during the three fiscal quarters immediately following such fiscal quarter (based upon the pro forma amount of Indebtedness of such Person and its Subsidiaries outstanding on the Transaction Date and after giving effect to the transaction in question) (or, for purposes of clause (b) of the definition of the term "Permitted Indebtedness," projected as contemplated therein). For purposes of this definition, if the Transaction Date occurs before the date on which such Person's consolidated financial statements for the four full fiscal quarters after the Issue Date are first available, "Consolidated Cash Flow" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis as if the Securities outstanding on the Transaction Date were issued on the first day of such four full fiscal quarter period. In addition, "Consolidated Cash Flow" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence or retirement of any Indebtedness of such Person and its Subsidiaries at any time during the period (the "Reference Period") (A) commencing on the first day of the four full fiscal quarters ended before the Transaction Date for which financial statements are available and (B) to, and including, the Transaction Date, including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such Indebtedness were incurred or retired on the first day of the Reference Period; provided that if such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above clause shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred such guaranteed Indebtedness and (ii) any Asset Sale, Event of Loss or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or any of its Subsidiaries (including any Person who becomes a Subsidiary as result of the Asset Acquisition) incurring Acquired Indebtedness) occurring during the Reference Period and any retirement of Indebtedness in connection with such Asset Acquisition, as if such Asset Sale, Event of Loss or Asset Acquisition and/or retirement occurred on the first day of the Reference Period. Furthermore, in calculating the denominator (but not the numerator) of this "Consolidated Coverage Ratio," interest on Indebtedness determined on a fluctuating basis that cannot be determined in advance shall be deemed to accrue at the rate in effect on the Transaction Date for such entire period.

         "Consolidated Fixed Charges" means as applied to any Person for any period (a) the sum of the following items (without duplication): (i) the aggregate amount of interest reflected in the financial statements by such Person and its Subsidiaries in respect of their consolidated Indebtedness (including, without limitation, all interest capitalized by such Person and its Subsidiaries during such period, any amortization of debt discount and all commissions, discounts and other similar fees and charges owed by such Person or any of its Subsidiaries for letters of credit and bankers' acceptance financing and the net costs associated with Interest and Currency Rate Protection Obligations of such Person and its Subsidiaries); (ii) the aggregate amount of the interest component of rentals in respect of Capitalized Lease Obligations recognized by such Person and its Subsidiaries; (iii) to the extent any Indebtedness of any other Person is guaranteed by such Person or any of its Subsidiaries, the aggregate amount of interest paid or accrued by such other Person during such period attributable to any such guaranteed Indebtedness; (iv) dividends on Preferred Stock of any Subsidiary that is held by a Person other than such Person or a wholly-owned Subsidiary; (v) the interest portion of any deferred payment obligation and less (b) to the extent included in clause (a) above, amortization or write-off of deferred financing costs of such Person and its Subsidiaries and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness before its stated maturity, with the foregoing amounts in the case of both clauses (a) and (b) above, as determined in accordance with GAAP.


         "Consolidated Income Tax Expense" means, as applied to any Person for any period, federal, state, local and foreign income taxes of such Person and its Subsidiaries for such period, determined in accordance with GAAP; provided that, for purposes hereof, "income taxes" shall specifically exclude any taxes paid to or imposed by a Gaming Authority.

         "Consolidated Net Income" means, as applied to any Person for any period, the aggregate of the consolidated Net Income (or net loss) of such Person and its Subsidiaries (determined in accordance with GAAP) less (to the extent included in such Consolidated Net Income): (a) the Net Income of any other Person in which such Person and any of its Subsidiaries has a joint interest with a third party (which interest does not cause the Net Income of such other Person to be consolidated into the Net Income of such Person and its Subsidiaries in accordance with GAAP) except to the extent of the amount of cash dividends or other cash distributions in respect of Capital Stock actually paid (out of funds legally available therefrom) to and received by such Person or a Subsidiary, net of any taxes applicable thereto; (b) items (other than the tax benefit of the utilization of net operating loss carryforwards or alternative minimum tax credits) classified as extraordinary; (c) the net income of any Subsidiary (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by such Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, law, rule or governmental regulations applicable to that Subsidiary or its stockholders; (d) any net gain or loss resulting from an Asset Sale or Event of Loss or reserves relating thereto by such Person or any of its Subsidiaries; (e) any gain (but not loss), net of taxes, realized upon the termination of any employee pension benefit plan; and (f) all income taxes of such Person and its Subsidiaries accrued according to GAAP for such period attributable to extraordinary gains or losses.


         "Convertibility Notice" has the meaning set forth in Section 1501(a) hereof.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at [_________________________], except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

         "Corporation" includes corporations, associations, companies and business trusts.

         "CRDA Investments" means Investments in securities issued by, and monies deposited with, the Casino Reinvestment Development Authority of the State of New Jersey.

         "Default" means any Event of Default, or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Demand Payment" has the meaning set forth in Section 301 hereof.

         "Demand Payment Date" means the date specified by the Requisite Lenders in the Demand Payment Notice.

         "Demand Payment Notice" has the meaning set forth in Section 301 hereof.

         "Depreciation Expense" means, as applied to any Person for any period, the provision for depreciation that is reflected on the consolidated financial statements of such Person and its Subsidiaries in accordance with GAAP.

         "Disqualified Holders" shall have the meaning provided in Section 1109.

         "Disqualified Stock" means, with respect to any Person, any Capital Stock or other similar ownership or profit interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or before the Maturity Date of the Securities.

         "Division of Gaming Enforcement" means the Division of Gaming Enforcement of the New Jersey Department of Law and Public Safety as established by Section 55 of the Casino Control Act or any successor division or agency.

         "Event of Default" has the meaning specified in Section 501.


         "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following: (a) any loss, destruction or damage of such property or asset; (b) the condemnation or seizure of such property or asset or the exercise of any right of eminent domain or navigational servitude; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; provided, that in any such case the Net Cash Proceeds relating thereto are in excess of $5 million; provided that an "Event of Loss" shall not include any event or occurrence (whether or not such event or occurrence has already occurred) that the Requisite Lenders consent and agree shall not be deemed to constitute and "Event of Loss."


         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Notes" means the 11% Notes due 2005 of Parent from time to time outstanding.

         "Fair Market Value" or "fair value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

         "Federal Bankruptcy Code" means the 1978 Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

         "FF&E Financing" means Indebtedness, the proceeds of which will be used solely to finance the acquisition or lease of furniture, fixtures or equipment ("FF&E") used by the Person incurring such Indebtedness in the ordinary course in the operation of a Permitted Line of Business and secured by a Lien on such FF&E.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable as of the Issue Date.

         "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by the Company or any of its Subsidiaries.

         "Gaming Laws" means each gaming law of any applicable Gaming Authority as amended from time to time, and the regulations promulgated and rulings issued thereunder applicable to the Company or any of its Subsidiaries or shareholders.


         "Grantor" means (a) any "Grantor" as defined in the Security Agreement;
(b) any "Mortgagor" as defined in the Mortgage; and (c) any other Person that grants a security interest in its assets in favor of the Trustee for its benefit and the benefit of the Holders.


         "Guarantee" means the guarantee of the Guarantor set forth in Article Twelve.

         "Guarantor" means Licensee, until a successor Person shall have assumed the obligations of Licensee pursuant to the applicable provisions of Section 801 or 802 of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Holder" means a Person in whose name a Security is registered in the Security Register. A person shall cease to be a Holder for all purposes upon conversion of such Security into Company Common Stock pursuant to Article Fifteen of this Indenture.

         "incur" means to directly or indirectly create, assume, suffer to exist, guarantee in any manner, or in any manner become liable for the payment of.


         "Indebtedness" of any Person means (a) any liability, contingent or otherwise, of such Person (whether or not the recourse of the lender is to the whole of the assets of such Person, or only to a portion thereof), (i) for borrowed money; (ii) evidenced by a note, bond, debenture or similar instrument, letters of credit, acceptances or other similar facilities (other than a trade payable or a current liability incurred in the ordinary course of business); or
(iii) for the payment of money relating to a Capitalized Lease Obligation or other obligation relating to the deferred purchase price of property or services (including a purchase money obligation); (b) any liability of others of the kind described in the preceding clause (a) which such Person has guaranteed including, without limitation, (i) to pay or purchase such liability, (ii) to supply funds to or in any other manner invest in the debtor (including an agreement to pay for property or services irrespective of whether such property is received or such services are rendered; and (iii) to purchase, sell or lease (as lessee or lessor) property or to purchase or sell services, primarily for the purpose of enabling a debtor to make a payment of such Indebtedness or to assure the holder of such Indebtedness against loss; (c) any obligation secured by a Lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (d) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any of its Affiliates or any warrants, rights or options to acquire such Capital Stock, valued, in the case of Disqualified Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (e) all Interest and Currency Rate Protection Obligations; and (f) any and all deferrals, renewals, extensions and refundings of any liability of the kind described in any of the preceding clauses.


         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented, changed, modified or amended (by any addition to or elimination of, the provisions hereof, or otherwise) by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.


         "Independent," when used with respect to any Person, means such other Person who (a) does not have any material financial interest in the Company or in any Affiliate of the Company and (b) is not an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions for the Company or a spouse, family member or other relative of any such Person; provided, that with respect to any director of any corporation, such director shall also be deemed to be "Independent" if such director meets the requirements for independence established by any "national securities exchange" (as contemplated in the Securities Exchange Act of 1934) for audit committee membership. Whenever it is provided in this Indenture that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Company.


         "Interest and Currency Rate Protection Obligations" means the obligations of any Person pursuant to any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and other similar agreement designed to hedge against fluctuations in interest rates or foreign exchange rates.

         "Investment" in any Person means any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others (excluding unbilled or uncollected receivables), or otherwise), or purchase or acquisition of Capital Stock, warrants, rights, options, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person or Indebtedness of any other Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "Issue Date" means the date of original issuance of the Securities.

         "Licensee" means ACE Gaming, LLC, a New Jersey limited liability company.

         "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, hypothecation, assignment for security, or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement relating to such Person.


         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

         "Maturity Date," when used with respect to any Security, means the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable.

         "Mortgage" means the [Mortgage and Fixture Security Agreement], dated as of ______________, duly executed by Guarantor in favor of the Trustee for the benefit of the Holders.

         "Net Cash Proceeds" means, with respect to any Asset Sale or Event of Loss, as the case may be, the proceeds thereof in the form of cash or Cash Equivalents received by the Company or any of its Subsidiaries (whether as initial consideration, through the payment or disposition of deferred compensation or the release of reserves), after deducting therefrom (without duplication): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders fees and other similar fees and expenses incurred in connection with such Asset Sale or Event of Loss; (b) provisions for all taxes payable as a result of such Asset Sale or Event of Loss; (c) payments made to retire Indebtedness (other than payments on the Securities) secured by the assets subject to such Asset Sale or Event of Loss to the extent required pursuant to the terms of such Indebtedness; and (d) appropriate amounts to be provided by the Company or any of its Subsidiaries, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale or Event of Loss and retained by the Company or any of its Subsidiaries, as the case may be, after such Asset Sale or Event of Loss, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale or Event of Loss, in each case to the extent, but only to the extent, that the amounts so deducted are, at or around the time of receipt of such cash or Cash Equivalents, actually paid to a Person that is not an Affiliate of the Company or, in the case of reserves, are actually established and, in each case, are properly attributable to such Asset Sale or Event of Loss.

         "Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person determined in accordance with GAAP.

         "Officers' Certificate" for any Person means a certificate signed by the Chairman, the President, Executive Vice President or a Vice President, and by the Chief Financial Officer or the Secretary of such Person, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel for the Company or any of its Affiliates, including an employee of any such Person, or any other counsel reasonably acceptable to the Trustee.


         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:


         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment, redemption or conversion money or Company Common Stock in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent in accordance with the applicable terms of this Indenture) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

         (iv) Securities in respect of which, pursuant to Section 306, other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder or taken any other action, Securities owned by the Company or its Subsidiaries shall be disregarded and deemed not to be Outstanding (but the Securities of any other Affiliates or other Persons shall be deemed for all such purposes to be Outstanding). In determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver or other action, only Securities owned by the Company or its Subsidiaries which the Trustee knows to be so owned shall be so disregarded. Securities owned by the Company or its Subsidiaries which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor, or a Subsidiary of the Company.

         "Parent" means [name of GBH successor entity].


         "Parent Indenture" means the [Second Amended and Restated Indenture, dated as of ______________, 2004], between Parent and _____________, as the same may be amended from time to time.


         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Securities on behalf of the Company.

         "Permitted Indebtedness" means any of the following Indebtedness to the extent incurred by the Company:


         (i) Indebtedness under the Notes, the Indenture or any Security
     Document;

         (ii) Indebtedness if, immediately after giving pro forma effect to the incurrence thereof, the projected Consolidated Coverage Ratio of the Company for the next full fiscal quarter, as determined by the Board of Directors of the Company based upon its projections, would be no less than 1.5:1;

         (iii) Indebtedness having a maturity at the time of its incurrence of one year or less incurred solely to provide funds for working capital purposes; provided that such Indebtedness (A) does not exceed $15 million outstanding in the aggregate at any one time and (B) for a period of 60 consecutive days during any calendar year, does not exceed in the aggregate $5 million;

         (iv) FF&E Financing and/or Capitalized Lease Obligations so long as the sum of (x) the aggregate principal amount of such FF&E Financing and (y) the aggregate amount of such Capitalized Lease Obligations does not exceed $50 million in the aggregate at any time;

         (v) Indebtedness of the Company that is outstanding on the Issue Date and the items listed on Schedule 1.01 hereof on the Issue Date; and

         (vi) purchase money mortgage notes or other Indebtedness to acquire Block 47, Lot 8 on the Tax Map of the City of Atlantic City, and to acquire Block 156, Lots 28, 40 and 41 on the Tax Map of the City of Atlantic City in fee simple or by long-term lease, which purchase money mortgage note or similar indebtedness encumbers only such Block and Lot numbers on the Tax Map of the City of Atlantic City, or any other Indebtedness for the purpose of engaging in any transaction in which the value of the assets acquired, for GAAP purposes (including applicable goodwill) is equal to or greater than the financing undertaken in connection with such transaction.


         "Permitted Liens" means:

         (i) Liens on property acquired after the Issue Date by way of a merger or other business combination of a Person with or into the Company or any Subsidiary or the acquisition of a Person or its assets by the Company or any Subsidiary or otherwise and provided that except as permitted in this Indenture such Liens do not extend to any Collateral;

         (ii) statutory Liens to secure the performance of obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment of borrowed money), or for taxes, assessments or governmental charges or claims, provided that in each case the obligations are not yet delinquent or are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded and any reserve or other adequate provision as shall be required in conformity with GAAP shall have been made therefor;

         (iii) licenses, leases or subleases granted in the ordinary course of business to others not interfering in any material respect with the business of the Company or any Subsidiary;

         (iv) easement granted to the City of Atlantic City, New Jersey, pursuant to municipal ordinance to extend Mt. Vernon Avenue right-of-way upon part of Block 48, Lot 8 on the Tax Map of the City of Atlantic City;

         (v) with respect to the property involved, easements, rights-of-way, navigational servitudes, restrictions, minor defects or irregularities in title and other similar charges or encumbrances which do not interfere in any material respect with the ordinary conduct of business of the Company and its Subsidiaries as now conducted or as contemplated herein;

         (vi) Liens granting a security interest in CRDA Investments to the Casino Redevelopment Authority of New Jersey or any other entity as required by applicable law;

         (vii) Liens permitted by the Security Documents, including, without limitation, Liens granted under or to secure Permitted Indebtedness;

         (viii) Liens (a) on Assets or property of any kind other than Collateral and (b) on Collateral (including, without limitation, any such Liens incurred to secure Allowed Indebtedness) which, except for and subject to any release or subordination contemplated in Section 1405 hereof, shall be inferior to the Liens of the Trustee on such Collateral;

         (ix) Liens (which shall for all purposes be and be deemed to be superior to the Liens of the Trustee under the Security Documents) to secure Working Capital Indebtedness; and

         (x) Liens consented to by the Requisite Lenders.

         "Permitted Line of Business" means the casino gaming business and any business that is related to, ancillary or supportive of, connected with or arising out of the gaming business (including, without limitation, developing and operating lodging, dining, sports or entertainment facilities, transportation services, software development or other related activities or enterprises and any additions or improvements thereto) and any other business that the Requisite Lenders consent and agree shall be deemed to constitute a "Permitted Line of Business."

         "Permitted Payment" means the payment of (a) current scheduled interest due on the Existing Notes; (b) Parent's normal, ordinary course operating expenses (including legal and accounting costs, directors' and officers' insurance premiums and fees for Commission filings) not to exceed in the aggregate $250,000 in any twelve month period without the consent of the Requisite Lenders; and (c) any amount required to be paid or reimbursed to the trustee under the second amended and restated indenture, dated as of [ ___________, 2004], governing the Existing Notes; provided however that with respect to payments pursuant to clauses (a) and (b) the following conditions should be satisfied unless consented to by the requisite Lenders: (i) such payment is required to be made prior to the maturity date of the Existing Notes and (ii) at the time of such payment and after giving effect thereto, no Event of Default exists and no event that could result in an Event of Default has occurred or is incipient.


         "Permitted Related Investment" means the direct or indirect acquisition, repair or restoration (including, without limitation, as permitted in Article [9] of the Mortgage) of property or other Assets (including, without limitation, Securities of any person possessing any such Asset or with rights to, any Assets) to be used in connection with a Permitted Line of Business.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.


         "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends on or to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means 100% of the principal amount of such Security, together with accrued, unpaid interest.

         "Release Notice" means a written notice of the Company or any of its Subsidiaries in the form of a Company Order delivered pursuant to Section 1405(a).


         "Requisite Lenders" means the holders of a majority in principal amount of the Outstanding Securities.


         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payment" means any of the following: (a) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or any Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Subsidiary in respect of that stock (other than (i) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) and (ii) in the case of a Subsidiary, dividends or distributions payable to the Company or to a wholly-owned Subsidiary); (b) the purchase, defeasance, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any Subsidiary (other than Capital Stock of such Subsidiary held by the Company or any of its wholly-owned Subsidiaries); and (c) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value (in each case before any scheduled payment date, scheduled maturity, scheduled repayment or scheduled sinking fund payment) of, any Indebtedness (other than Securities) which is subordinated in any manner in right of payment to the Securities (other than: (i) Indebtedness acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition or
(ii) Allowed Indebtedness); provided that the term "Restricted Payment" shall not include any payment, transaction or occurrence that the Requisite Lenders consent and agree shall not be deemed to constitute a "Restricted Payment."


         "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or any such Subsidiary to such Person or its Affiliates in contemplation of such leasing.

         "Sands" means the Sands Hotel and Casino located in Atlantic City, New Jersey.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Agreement" means the Security Agreement contemporaneously herewith made by each of Guarantor and the Company to the Trustee for its benefit and the benefit of the Holders, as the same may be amended from time to time.

         "Security Documents" means this Indenture, the Security Agreement, the [Collateral Assignment of Leases], and the Mortgage and any other mortgage, deed of trust, security agreement or similar instrument securing the Company's or the Guarantor's obligations with respect to the Securities or under this Indenture or any of the other Security Documents.

         "Security Interest" has the meaning specified in Section 1401(a).

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.


         "Stated Maturity," when used with respect to any Security, means the earlier of (a) the date specified in such Security as the fixed date on which the principal of such Security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof) and (b) the Demand Payment Date.

         "Stated Ratio" has the meaning specified in Section 1503.

         "Subordination Determination" has the meaning specified in Section 1405(b).

         "Subordination Request" means a written request of the Company or any of its Subsidiaries in the form of a Company Order delivered pursuant to Section 1405(b).


         "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership or joint venture; or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.


         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.


         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."


         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only as long as no senior class of securities has such voting power by reason of any contingency.

         "Working Capital Indebtedness" means Indebtedness designated as such by the Board of Directors of the Company, the proceeds of which are to be held or applied for working capital purposes, not to exceed, at any one time outstanding, in the aggregate, principal of $25 million (plus interest accrued for not more than 365 days) for all such Indebtedness of the Company and its Subsidiaries.

         SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:


         (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


         SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or otherwise to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company or the Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) If the Company or the Guarantor shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantor shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof including, without limitation, in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) For the purpose of the Company or the Guarantor complying with any requirement of the Casino Control Commission, or the Division of Gaming Enforcement or of the Casino Control Act, every holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security shall be deemed to authorize any Holder and any other holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security, upon written request of an Officer of the Company, the Guarantor, or the Trustee expressing reliance on this Section and enclosing a copy of this Section, to release, and any such holder, intermediary holder, intermediary beneficial holder and beneficial holder shall be required to release, to the Company, the Guarantor, or the Trustee, as the case may be, the name, address, telephone number, principal contact person, and amount of such holdings, intermediary holdings, intermediary beneficial holdings and beneficial holdings of Securities of each such holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security.

         SECTION 105. Notices, etc., to Trustee, Company and Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,


         (i) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
     Corporate Trust Administration, or

         (ii) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Indenture, with a copy to: Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, N.J. 08401, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.


         SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         Any notices hereunder that are required to be given to the Casino Control Commission shall be addressed to: Document Control Unit, Casino Control Commission, Tennessee Avenue and the Boardwalk, Arcade Building, Atlantic City, New Jersey 08401, Attention: Chief of Administrative Operations. Any notices hereunder that are required to be given to the Division of Gaming Enforcement shall be addressed to: Division of Gaming Enforcement, 140 East Front Street, CN-047, Trenton, New Jersey 08625, Attention: Deputy Director for the Division of Gaming Enforcement.

         SECTION 107. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108. Successors and Assigns.

         All covenants and agreements in this Indenture and in the Security Documents by each of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

         SECTION 109. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 112. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

         SECTION 113. Casino Control Act.


         Notwithstanding the provisions of Section 111 hereof, each of the provisions of this Indenture is subject to and shall be enforced in compliance with the provisions of the Casino Control Act, to the extent applicable, and the regulations promulgated thereunder, unless such provisions are in conflict with the TIA, in which case the TIA shall control. The Securities are to be held subject to the condition that if a holder thereof is found to be disqualified by the Casino Control Commission pursuant to the provisions of the Casino Control Act, such holder shall dispose of the Securities in accordance with the provisions of Section 1109 hereof. The Company shall have the right to repurchase the Securities at the lowest of (a) the principal amount thereof; (b) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (c) the market value of such Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201. Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202. Form of Face of Notes.


                   Atlantic Coast Entertainment Holdings, Inc.

                                3% Note Due 2008

No.                                                  $
    ---------------------                              -------------------------


         Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns in full satisfaction of the principal sum of __________ U.S. Dollars, and interest which shall accrue thereon at a rate of 3% per annum compounded annually on each [__________], (a) on the Demand Payment Date, the Applicable Common Stock or (b) if the Demand Payment Date does not occur on or prior to September 29, 2008, then on September 29, 2008 cash in the amount of such principal plus accrued interest. The obligations under this Security shall be deemed fully paid, satisfied, discharged and extinguished as contemplated in the Indenture. Notwithstanding anything contained herein, the rate of interest on the Securities shall not exceed the highest rate permitted by law. Payment of this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose either (i) in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts in the case of payment pursuant to clause (b) above or (ii) in Applicable Common Stock in the case of payment pursuant to clause (a) above.


         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

         Dated: [__________] Atlantic Coast Entertainment Holdings, Inc.



                                                  By:
                                                      --------------------------

Attest:
        ----------------------------
           Authorized Signature

         SECTION 203. Form of Reverse of Notes.


         This Security is one of a duly authorized issue of securities of the Company designated as its 3% Notes Due 2008 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $[110] million, which may be issued under an indenture (herein called the "Indenture"), dated as of [____________] between the Company, [Name of Guarantor] (the "Guarantor") and [___________________], trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


         The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time prior to the Company's receipt of a Demand Payment Notice (or, with respect to a particular Note, a notice of payment in accordance with Section 1502 of the Indenture), as a whole or in part, at the election of the Company but only if such election is consented to by the Requisite Lenders, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued, unpaid interest to the Redemption Date, all as provided in the Indenture.

         Each of the provisions of this Security is subject to and shall be enforced in compliance with the provisions of the Casino Control Act and the regulations promulgated thereunder, to the extent applicable.


         Each Holder by accepting a Security or becoming the beneficial owner thereof shall for all purposes be deemed to agree and consent (a) to all of the terms and provisions of the Indenture and (b) that all Holders, whether initial holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act. As set forth more fully in the Indenture, in the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, no later than forty-five days after the date that the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have (i) no further right to exercise, directly or through any trustee or nominee, any right conferred by its Securities or (ii) no further right to receive any dividends, interest, or other distribution or payment with respect to any such Securities. In the event a Disqualified Holder fails to so sell its Securities within 30 days after the determination by the Casino Control Commission, the Company shall purchase such Securities within 15 days after the end of such 30 day period (A) at the lowest of (1) the principal amount thereof; (2) the amount which the Disqualified Holder paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (3) the market value of such Securities or (B) in lieu of a purchase pursuant to clause (A), at the election of the Company if the same is consented to by the Requisite Lenders, in exchange for the number of shares of Applicable Common Stock that would apply to such Securities in the event of a Demand Payment.


         In the case of any redemption of Securities in accordance with Article Eleven of the Indenture, interest that has accrued on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. Any Lien that may from time to time secure the Securities is subject to subordination or termination.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such amendment, modification, consent or waiver by or on behalf of the Holder of this Security, or otherwise in accordance with the terms of the Indenture, shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange here for or in lieu hereof whether or not notation thereof is made upon this Security.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amounts will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Securities are entitled to the benefit of the Guarantee by the Guarantor to the extent provided in the Guarantee.

         Subject to the provisions of the Indenture, the Requisite Lenders may elect, upon delivery of notice to the Trustee, at their sole discretion, at any time after the original issuance of any Notes through the close of business on the final maturity date of the Notes, to cause all (but not less than all) outstanding Notes to be convertible at the option of the Holder, in whole or in part, into that number of shares of Company Common Stock (as such shares shall be constituted at the date of conversion) obtained by multiplying the principal amount of this Note by the Stated Ratio in effect at such time, by surrender of the Note so to be converted, together with any required funds as provided in
Section 1502 of the Indenture.

         All fractions will be rounded down to the nearest whole number of shares, and no fractional shares will be issued upon any conversion or Demand Payment referred to above and no payment will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion or payment in shares upon a Demand Payment.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, (a) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

         The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                         Guarantor:

                                         ACE GAMING, LLC

                                         By:
                                             -----------------------------------



         SECTION 204. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Securities referred to in the within-mentioned Indenture.


                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         AS TRUSTEE


                                         By:
                                             -----------------------------------
                                             Authorized Officer

                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301. Title and Terms.

         (a) The aggregate principal amount of securities which may be authenticated and delivered under this Indenture is limited to $[110 million], except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities.

         (b) The Notes shall be known and designated as the "3% Notes Due 2008" of the Company. Their Stated Maturity shall be September 29, 2008, and they shall accrue interest (which shall be payable only at the Stated Maturity of the Notes) at the rate of 3% per annum from [Issue Date], accruing and compounding on each [__________________] and annually thereafter and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         (c) The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         (d) The Securities shall be redeemable as provided in Article Eleven.

         (e) The Securities shall be payable or convertible into Company Common Stock as provided in Article Fifteen.

         (f) At any time after the Issue Date, the Requisite Lenders shall be entitled (in their sole and absolute discretion) to demand payment (a "Demand Payment") of all of the Notes by delivering a notice (a "Demand Payment Notice") to the Company demanding payment pursuant to this Section 301(f). Upon receipt of a Demand Payment Notice, the Notes shall thereafter be satisfied (and such Notes thereby extinguished) through the delivery by the Company to the Holder thereof of such number of shares of Company Common Stock (as such shares shall be constituted at the date of such payment) obtained by multiplying the principal amount of each Note by the Stated Ratio in effect at such time, plus any other securities or property that would be required to be issued in respect of such Note, as contemplated in Article Fifteen, in the case of Demand Payment (collectively, the "Applicable Common Stock"). All fractions will be rounded down to the nearest whole number of shares, and no fractional shares will be issued upon any Demand Payment and no payment will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes in connection therewith. On the Demand Payment Date the Notes shall for all purposes cease to be (and shall be deemed to cease to be) outstanding and shall be discharged and all principal and accrued interest thereon extinguished and shall thereafter represent solely the right of the Holder to receive the Applicable Common Stock contemplated herein by surrender of such Notes in the manner provided in Article Fifteen hereof.


         (g) If the Company is served with notice of the disqualification of any Holder under Section 105(d) of the Casino Control Act by the Casino Control Commission, such Holder will be prohibited under Section 105(e) of the Casino Control Act from (i) receiving interest on the Securities held by such Holder;
(ii) exercising, directly or through any trustee or nominee, any right conferred on such Securities; and (iii) receiving any remuneration in any form from any Person licensed or qualified by the Casino Control Commission (including the Company, the Guarantor and the Trustee) for services rendered or otherwise. Notwithstanding the foregoing, the Trustee shall be entitled to exercise all rights with respect to the Securities held by such Holder including, but not limited to, accelerating the Securities (any monies or securities received by the Trustee on behalf of such Holder to be held in trust for such Holder pursuant to Section 605 hereof). If the Trustee exercises voting rights with respect to such Securities, such votes shall be cast in the same proportion as the votes of the other Outstanding Securities are cast on such issue. A copy of any notice served upon the Company as described above shall be promptly delivered by the Company to the Trustee. Any such notice to the Trustee shall be effective against the Trustee on the second Business Day after receipt thereof by a Responsible Officer of the Trustee.

         SECTION 302. Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice President, or the Chief Financial Officer. The signature of any officer on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 304. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount and like terms.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount and like terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges not involving any transfer.


         The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption; (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (c) to register a transfer of any Security surrendered for conversion or in respect of any Demand Payment pursuant to Article Fifteen.


         SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.


         If (a) any mutilated Security is surrendered to the Trustee or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.


         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Stated Maturity Date at the office or agency of the Company maintained for such purpose pursuant to Section 1002.

         SECTION 308. Persons Deemed Owners.

         Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company.

         SECTION 310. Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 311. Maximum Interest Rate.


         Regardless of any provision contained herein, in the Securities or in any of the Security Documents, the Holders shall not be entitled to receive, collect or apply as interest (whether termed interest in the documents or deemed to be interest by judicial determination or operation of law) on the Securities, any amount in excess of the maximum amount allowed by applicable law, and, if any Holder ever receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Securities is paid in full, any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount of interest allowed by applicable law, the Company and the Holders shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense fee, or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Securities.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and releasing all liens and security interests in the Collateral when


         (i) either

                  (A) all Securities theretofore authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (2) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003 and (3) securities that have been duly delivered to the Trustee for conversion or payment pursuant to Article Fifteen hereof) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (1) have become due and payable as the result of a
                  Demand Payment, or

                           (2) have become due and payable at their Stated
                  Maturity, or

                           (3) are to be called for redemption (with the consent
                  of the Requisite Lenders having been obtained) within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount (including any shares of Company Common Stock) sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, or to satisfy the rights of holders of Securities under this Indenture to obtain Applicable Common Stock in respect of any Demand Payment;

         (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section 401 relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.


         SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money and property deposited with the Trustee pursuant to Section 401 shall be held in trust and, at the direction of the Company, be invested prior to Maturity in United States Government Obligations, and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. Any funds remaining following payment of all Securities and all other obligations of the Company hereunder shall be the property of the Company.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501. Events of Default.


         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) default in the payment of any principal of (or premium, if any, on) any Security, or interest thereon, at its Maturity; or

         (ii) default in the performance, or breach, of any covenant or warranty of the Company or any of its Subsidiaries in this Indenture or of the Company or Guarantor in the Security Documents (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company and the Guarantor and the Trustee by the Requisite Lenders a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Company or any of its Subsidiaries is proceeding, and continues to proceed, diligently to cure any such default; or

         (iii) (A) there shall have occurred one or more defaults by the Company or any of its Subsidiaries in the payment of the principal of or premium, if any, on Indebtedness aggregating $5 million or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) in accordance with the terms of an agreement or instrument binding upon the Company or any of its Subsidiaries, Indebtedness of the Company or any of its Subsidiaries aggregating $5 million or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof; or

         (iv) any Person entitled to take the actions described in this Section 501(4), after the occurrence of any event of default under any agreement or instrument evidencing any Indebtedness in excess of $5 million in the aggregate of the Company or any of its Subsidiaries, shall notify the Trustee of the intended sale or disposition of any assets of the Company or any of its Subsidiaries that have been pledged to or for the benefit of such Person to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of any Indebtedness, or to collect on, seize, dispose of or apply, any such assets of the Company or any of its Subsidiaries (including funds on deposit or held pursuant to lock-box and other similar arrangements), pursuant to the terms of any agreement or instrument evidencing any such Indebtedness of the Company or any of its Subsidiaries or in accordance with applicable law; or

         (v) final judgments or orders rendered against the Company or any of its Subsidiaries which require the payment in money, either individually or in an aggregate amount, that is more than $10 million and (A) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order and (B) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appea1 or otherwise, was not in effect; or

         (vi) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any of its Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition or in respect of the Company or any such Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any such Subsidiary or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

         (vii) the institution by the Company or any of its Subsidiaries of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any such Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

         (viii) any of the Security Documents ceases to be in full force and effect in any material respect or any of the Security Documents ceases to create in favor of the Trustee, with respect to any material amount of Collateral, a valid and perfected first priority Lien on the Collateral purported to be covered thereby, except for any cessation, release or subordination contemplated or permitted (or resulting from any act contemplated or permitted) by Section 1405 or as may be otherwise contemplated by this Indenture; or

         (ix) the cessation of substantially all gaming operations at The Sands for more than 60 consecutive days, except as a result of an Event of Loss; or

         (x) the loss by Guarantor or its successor or assigns of its legal right to own or operate The Sands and such loss continues for more than 60 consecutive days.


         SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) occurs and is continuing, then and in every such case, the Trustee and the Requisite Lenders, may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company and the Guarantor, and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in
Section 501(6) or 501(7) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee and any Holder.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Requisite Lenders, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if


         (i) the Company has paid or deposited with the Trustee a sum sufficient to pay,


                  (A) all unpaid principal of (and premium, if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities, and

                  (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and


         (ii) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.


No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 501(3) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness or the same has been waived or stayed, and written notice of such discharge, rescission, waiver or stay, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if


         (i) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (ii) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,


the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in any Security Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. Application of Money Collected.

         Any money and property collected by the Trustee pursuant to this Article or in connection with the exercise of remedies under any Security Document shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 606;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507. Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:


         (i) the Requisite Lenders shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (ii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (iv) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;


it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Section 507 to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal Premium and Interest.

         The Holder of any of the Securities shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in the terms of each note representing such Securities of the principal of (and premium, if any, on) and interest on, such Securities on the respective Stated Maturities expressed in such Securities (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, however, that by a Holder's acquisition of any of the Securities, such Holder or the beneficial owner thereof shall be deemed to have consented to each and every provision of the Indenture including, without limitation, the provisions of Sections 301, 1405 and Articles Two, Thirteen and Fifteen hereof.

         SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or any Security Document or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. Control by Holders.

         Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded), the Requisite Lenders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture or the Security Documents, provided that


         (i) such direction shall not be in conflict with any rule of law or with this Indenture;

         (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

         (iii) the Trustee need not take any action which might involve it in personal liability unless it has obtained appropriate indemnity.


         SECTION 513. Waiver of Defaults and Compliance.

         Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded) the Requisite Lenders may on behalf of the Holders of all the Securities:


         (i) waive any past default hereunder and its consequences, except a default in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, and upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured and released, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon; and

         (ii) waive future compliance with any term, provision or condition of this Indenture or the Security Documents or any related instruments, agreements or documents (but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived), in which event the Company and the Guarantor may omit to comply with any such term, provision or condition of this Indenture, the Security Documents or any related instrument, agreement or document.


         The provisions of this Section 513 and Section 512 hereof apply to all provisions of this Indenture and the Security Documents and the fact that various provisions of this Indenture and the Security Documents may include specific reference to the consent or other approval or agreement of or by the Requisite Lenders shall not, for any purpose, be deemed to limit the application of Section 512 or this Section 513.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601. Notice of Defaults.

         Within the earlier of 90 days after the occurrence of any Default hereunder or as soon as practicable after any such Default becomes to known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. The Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless a Responsible Officer in its Corporate Trust Department shall have actual knowledge thereof.

         SECTION 602. Certain Rights of Trustee.

         Subject to the provisions of TIA Sections 315(a) through 315(d):


         (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (iv) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (viii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (ix) the Trustee shall not be personally liable, in case of entry by it upon any property subject to the liens of the Security Documents, for debts contracted or liabilities or damages incurred in the management or operation thereof.


         The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         The Trustee and its directors, officers, employees and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies.

         The Trustee may rely on, and shall be protected with respect to any action taken or omitted to be taken in good faith in accordance with, the direction of the Requisite Lenders.

         SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification of Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         The Trustee makes no representations with respect to the effectiveness or adequacy of any Security Document, or the validity, perfection or priority, if any, of liens granted to it under this Indenture or the Security Documents. The Trustee shall not be responsible for ascertaining or maintaining such validity, perfection or priority, if any, and shall be fully protected in relying upon certificates and opinions delivered to it in accordance with the terms of this Indenture or the Security Documents.

         SECTION 604. May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 605. Money Held in Trust.

         Except as otherwise provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided herein or agreed with the Company.

         SECTION 606. Compensation and Reimbursement.

         The Company agrees:


         (i) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree for all services rendered by it hereunder and under the Security Documents (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture and under the Security Documents (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and under the Security Documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder.


         The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

         SECTION 607. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) Subject to the provisions of the Casino Control Act, the Trustee may resign at any time by giving written notice thereof to the Company, the Casino Control Commission and the Division of Gaming Enforcement. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) Subject to the provisions of the Casino Control Act, the Trustee may be removed at any time by Act of the Requisite Lenders, delivered to the Trustee and to the Company.

         (d) If at any time:


         (i) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (ii) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to the provisions of the Casino Control Act, (A) the Company, by a Board Resolution, may remove the Trustee or (B) subject to TIA
Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor

Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Requisite Lenders delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Notwithstanding the foregoing, any successor Trustee may be appointed only with the prior, express approval of the Casino Control Commission, in consultation with the Division of Gaming Enforcement, provided that such successor Trustee must first be qualified as a financial source by and cooperate with the Casino Control Commission and the Division of Gaming Enforcement.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 609. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall take all necessary steps to be approved by the Casino Control Commission and shall execute, acknowledge and deliver to the Company, to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and the successor Trustee, the Company and the Guarantor shall enter into a supplemental indenture evidencing the appointment of the successor Trustee and, as required, any amendment or modification to any Security Document or any additional Security Document. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 610. Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

         SECTION 701. Disclosure of Names and Addresses of Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702. Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

         The Trustee shall transmit to the Holders, within the times hereinafter specified a brief report with respect to the following:


         (i) the release, or release and substitution, of property subject to any Lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the Officers' Certificate or Opinion of Counsel required by TIA Section 314(d), is less than 10 per centum of the aggregate principal amount of the Securities Outstanding at the time of such release, or such release and substitution, such report to be so transmitted within 90 days after such time; and

         (ii) the character and amount of any advances made by it as such since the date of the last report transmitted pursuant to the provisions of TIA
     Section 313(a) (or if no such report has yet been so transmitted, since the date of execution of the Indenture), for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Indenture Securities, on the trust estate or on property or funds held or collected by it as such Trustee, and which it has not previously reported pursuant to this clause (2), if such advances remaining unpaid at any time aggregate more than 10 per centum of the aggregate principal amount of the Securities Outstanding at such time, such report to be so transmitted within 90 days after such time.


         To the extent required by applicable laws, rules and regulations, a copy of each such report shall, at the time of such transmission to the Holders, be filed with each stock exchange, if any, upon which the Securities are listed, and also with the Commission.

         (b) The Trustee shall transmit by mail to the Casino Control Commission and the Division of Gaming Enforcement (i) an initial list of the beneficial Holders of the Securities promptly after the issuance of the Securities, (ii) current lists of the Holders appearing in the Security Register on a twice-per-year basis, no later than March 1 and September 1 of each year, and
(iii) upon request by the Casino Control Commission or the Division of Gaming Enforcement, such additional information with respect to the beneficial Holders of the Securities as the Trustee may obtain through its good faith efforts.

         (c) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement, simultaneously with any notice given to the Holders, of any default or acceleration under the Securities, this Indenture, the Security Documents, or any other documents, instrument, agreement, covenant, or condition related to the issuance of the Securities, whether declared or effectuated by the Trustee or the Holders. The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement on a continuing basis and in writing, of any actions taken by the Trustee or the Holders with regard to such default, acceleration or similar matters related thereto.

         (d) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement of the removal or resignation of the Trustee promptly after such removal or resignation.

         (e) The Trustee shall provide to the Casino Control Commission and the Division of Gaming Enforcement, promptly after the execution by the Trustee of the same, copies of any and all amendments or modifications to this Indenture, the Securities, the Security Documents, or any other documents, instrument, agreement, covenant or condition related to the issuance of the Securities.

         SECTION 703. Reports by Company and Guarantor.

         The Company and the Guarantor shall, to the extent required by the TIA:

         (i) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (iii) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to paragraphs (A) and (B) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (iv) comply in all material respects with all requirements and provisions of the Casino Control Act and notify the Trustee by mail of all formal hearings and formal proceedings materially relating to the Company, the Guarantor or their respective successors, before the Casino Control Commission relating to the plenary casino licenses for the Casino, as the same are scheduled. Such notice shall be in writing and given at least seven days prior to the hearing to which such notice relates, unless a shorter notice is given to the Company in which event the Company shall notify the Trustee promptly upon receiving such definite information as shall be contained in such notice. The Company hereby agrees that the Trustee may, but shall have no obligation to, attend such hearings and other proceedings if permitted to do so by the Casino Control Commission.



                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801. Company and Subsidiaries May Consolidate, etc., Only on Certain Terms.

         Neither the Company nor any of its Subsidiaries shall consolidate with or merge with or into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets to any Person or group of affiliated Persons in a single transaction or through a series of transactions, except that:


         (i) the Company or any of its Subsidiaries may consolidate with or merge with or into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets (A) if consented to by the Requisite Lenders; and (B) the following requirements are complied with, unless otherwise consented to by the Requisite Lenders: (1) the Company or such Subsidiary shall be the continuing Person, or the resulting, surviving or transferee Person (the "surviving entity") shall be a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia; (2) the surviving entity (other than an existing Guarantor) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of the Company or such Subsidiary, as applicable under the Securities, the Guarantee, this Indenture and the Security Documents, and the Company or the surviving entity shall have taken all steps necessary or desirable to perfect and protect the security interests granted or purported to be granted by the Security Documents (including, without limitation, the priority thereof) in the applicable Collateral, including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments and security agreements; (3) immediately before and immediately after giving effect to such transaction, or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of, such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; (4) such transaction will not result in the loss, unless appropriately replaced, of any gaming or other license necessary for the continued operation of the Company or any Subsidiary as conducted immediately prior to such consolidation, merger, conveyance, transfer or lease; and (5) neither the Company nor any Subsidiary would thereupon become obligated with respect to any Indebtedness, nor any of its property subject to any Lien, unless the Company or such Subsidiary could incur such Indebtedness or create such Lien without violation of the terms of this Indenture;

         (ii) a Subsidiary may consolidate with or merge into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets to or with the Company or any Subsidiary of the Company: (A) if consented to by the Requisite Lenders and (B) the following requirements are complied with, unless otherwise consented to by the Requisite Lenders:
     (1) the surviving entity (other than an existing Guarantor) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of such Subsidiary under the Securities, the Guarantee, this Indenture and the Security Documents, and such Subsidiary or surviving entity, as the case may be, shall have taken all steps necessary or desirable to perfect and protect the security interests granted or purported to be granted by the Security Documents (including, without limitation, the priority thereof), including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments and security agreements; (2) such transaction will not impair the pledge of the stock of such Subsidiary granted or purported to be granted pursuant to the Security Documents; and (3) such transaction will not result in the loss (unless appropriately replaced) of any gaming or other license necessary for the continued operation of the Company and its Subsidiaries as conducted immediately prior to such sale, assignment, conveyance, transfer or lease; and

         (iii) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Section 801.


         SECTION 802. Successor Substituted.

         Upon any consolidation of the Company or the Guarantor with or merger of the Company or any Guarantor with or into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety to any Person in accordance with Section 801, unless otherwise consented to by the Requisite Lenders, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor herein, and in the event of any such conveyance or transfer, the Company or the Guarantor (which term shall for this purpose mean the Person named as the "Company" or the "Guarantor," as the case may be, in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in
Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901. Supplemental Indentures and Amendments to Security Documents Without Consent of Holders.

         Without the consent of any Holders, the Company and the Guarantor, when each is authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or amendment to any Security Document, in form satisfactory to the Trustee, for any of the following purposes:

         (i) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein, in the Securities and in the Security Documents; or

         (ii) to add to the covenants of the Company or the Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantor; or

         (iii) to add any additional Events of Default; or

         (iv) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

         (v) to cure any ambiguity, to correct or supplement any provision herein or in the Security Documents which may be inconsistent with any other provision herein or in the Security Documents, or to make any other provisions with respect to matters or questions arising under this Indenture or under the Security Documents; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

         (vi) to establish or maintain the Lien of this Indenture and the other Security Documents or to correct or amplify the description of any Collateral subject to the Lien of this Indenture or the other Security Documents, or to subject additional property to the Lien of this Indenture or other Security Documents; or

         (vii) to add any additional Guarantor; or

         (viii) to make any other change that does not adversely affect the rights of any Holder; or

         (ix) to secure the Securities.


         SECTION 902. Supplemental Indentures and Amendments to Security Documents with Consent of Holders.

         Upon the request of the Company and the Guarantor, by a Board Resolution authorizing the execution thereof, together with the consent of the Requisite Lenders, by Act of said Holders delivered to the Trustee, the Trustee shall join the Company and the Guarantor in an indenture or indentures supplemental hereto or amendments to the Security Documents, for any purpose, including, without limitation, for the purpose of adding any provisions to or changing, modifying or amending in any manner or eliminating any of the provisions of this Indenture or the Security Documents or making additions to, changing, modifying, amending or eliminating in any manner the rights of the Holders hereunder or thereunder; provided, however, that no such supplemental indenture, or addition, change, amendment or modification to, or elimination of any provision of, any Security Document, shall, without the consent of the Holder of each Outstanding Security affected thereby:


         (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date), or

         (ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

         (iii) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.


         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or amendments to the Security Documents, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903. Execution of Supplemental Indentures and Amendments to Security Documents.

         In executing, or accepting the additional trusts created by, any supplemental indenture or amendment to the Security Documents permitted by this Article or the modifications thereby of the trusts created by this Indenture or the Security Documents, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or amendment to the Security Documents is authorized or permitted by this Indenture and all conditions precedent herein provided for relating to such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment to the Security Documents which affects the Trustee's own rights, duties, or immunities under this Indenture or under the Security Documents or otherwise.

         SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 906. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 907. Notice of Supplemental Indentures and Amendments to Security Documents.

         Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture or amendment to the Security Documents pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture or amendment to the Security Documents.


                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. Payment of Principal, Premium, if any, and Interest.

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with, and subject to, the terms of the Securities and this Indenture.

         SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, conversion or in respect of a Demand Payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 1003. Money for Security Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due (or in the case of a Demand Payment, shall deposit the Applicable Common Stock), such sum (or securities) to be held in trust for the benefit of thePersons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:


         (i) hold all sums held by it for the payment of the principal of (and premium, if any on) or interest on Securities (or in the case of a Demand Payment, the Applicable Common Stock) in trust for the benefit of the Persons entitled thereto until such sums (or securities) shall be paid to such Persons or otherwise disposed of as herein provided;

         (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

         (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums (or securities) so held in trust by such Paying Agent.


         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums (or securities) held in trust by the Company or such Paying Agent, such sums (or securities) to be held by the Trustee upon the same trusts as those upon which such sums (or securities) were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security (or securities deposited as contemplated above) and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable (or in the case of a Demand Payment, two years after the Demand Payment Date) shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (or securities), and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money (or securities) remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004. Corporate Existence.


         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if (a) the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders and (b) the Company and its Subsidiaries shall have taken all steps necessary or desirable to protect or perfect the security interests granted or purported to be granted by the Security Documents, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, including, without limitation, the execution, delivery, filing and recordation of additional mortgages, pledges, assignments and security agreements.


         SECTION 1005. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent and in accordance with applicable provisions of the Security Documents, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any such Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1006. Maintenance of Properties.

         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company will cause all properties owned by the Company or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as required by the Security Documents and as otherwise in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any such Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1007. Insurance.

         The Company will, and will cause its Subsidiaries to, maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates; provided that with respect to the Collateral the Company will, and will cause its Subsidiaries to, maintain insurance on the terms required by each of the Security Documents or, if the Lien contemplated therein is released or subordinated as contemplated and permitted in Section 1405, then in accordance with the requirements of the holder of any other lien on the Collateral.

         SECTION 1008. Statement by Officer as to Compliance.

         The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate, which may be in the form attached as Exhibit A, from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's or the Guarantor's compliance with all conditions and covenants under this Indenture or the Security Documents. For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture or the Security Documents.

         SECTION 1009. Statement by Officers of Certain Defaults.

         When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any of its Subsidiaries gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5 million), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

         SECTION 1010. Assumption of Obligations upon Change of Control.

         Upon the occurrence of a Change of Control in accordance with the provisions of Section 801 of this Indenture, the Securities shall be assumable by the successor to the Company.

         SECTION 1011. Limitation on Company Indebtedness.

         Unless otherwise consented to by the Requisite Lenders, the Company shall not, directly or indirectly, create, incur, assume, suffer to exist, guarantee or in any manner become liable for the payment of ("incur"), any Indebtedness other than any or all of the following:


         (i) Indebtedness in connection with the Securities, this Indenture or any Security Document;

         (ii) Indebtedness outstanding on the Issue Date and included on
     Schedule 1.01 hereto;

         (iii) Allowed Indebtedness and Permitted Indebtedness;

         (iv) Working Capital Indebtedness; and

         (v) any Indebtedness issued in exchange for or to repay, prepay, repurchase, redeem, defease, retire or refinance ("refinance") any Indebtedness permitted by clauses (i) through (iv) above; provided that (A) if the principal amount of the Indebtedness so issued shall exceed the principal amount of the Indebtedness so exchanged or refinanced, plus any required premium, transaction costs and fees incurred in connection with such exchange or refinancing, then such excess shall be permitted only to the extent that such Indebtedness is otherwise permitted to be incurred under this covenant and (B) the Indebtedness so issued either: (x) (1) has a stated maturity not earlier than the stated maturity of the Indebtedness so exchanged or refinanced; (2) has an average life to stated maturity equal to or greater than the remaining average life to stated maturity of the Indebtedness so exchanged or refinanced; and (3) is subordinated to the obligations of the Company under this Indenture to at least the same extent, if any, as the Indebtedness so exchanged or refinanced or (y) is otherwise permitted to be incurred under this covenant.


         SECTION 1012. Limitation on Subsidiary Indebtedness and Preferred
Stock.

         The Company shall not cause or permit any Subsidiary to incur or issue, directly or indirectly, any Indebtedness or Preferred Stock other than any or all of the following:


         (i) Indebtedness under the Guarantee or in connection with the Securities, this Indenture and the Security Documents;

         (ii) Indebtedness or Preferred Stock issued to and held by the Company or a wholly-owned Subsidiary of the Company to the extent such Indebtedness or Preferred Stock is subject to a first priority lien in favor of the Trustee; provided that (A) any subsequent issuance or transfer of any Capital Stock that results in any such wholly-owned Subsidiary ceasing to be a wholly-owned Subsidiary or (B) any transfer of such Indebtedness or Preferred Stock to a Person other than the Company or a wholly-owned Subsidiary of the Company will be deemed to be the issuance of such Indebtedness or Preferred Stock by the issuer thereof;

         (iii) Allowed Indebtedness and Permitted Indebtedness;

         (iv) Working Capital Indebtedness; and

         (v) any Indebtedness issued in exchange for or to refinance any Indebtedness permitted by clause (i) through (iv) above; provided that (A) if the principal amount of the Indebtedness so issued does not exceed the principal amount of the Indebtedness so exchanged or refinanced, plus any required premium, transaction costs and fees incurred in connection with such exchange or refinancing, then such excess shall be permitted only to the extent that such Indebtedness is otherwise permitted to be incurred under this covenant and (B) the Indebtedness so issued either (x)
     (1) has a stated maturity date or an initial mandatory redemption date later than the stated maturity date of the Indebtedness so exchanged or refinanced, (2) has an average life to stated maturity equal to or greater than the remaining average life to stated maturity of the Indebtedness so exchanged or refinanced and (3) is subordinated to the Notes on the Guarantee of Guarantor or any other subsidiary guarantee to at least the same extent as the Indebtedness so exchanged or refinanced or (y) is otherwise permitted to be incurred under this covenant.

         SECTION 1013. Limitation on Restricted Payments.

         The Company shall not make, directly or indirectly, and shall not permit any Subsidiary to make, directly or indirectly, any Restricted Payment, provided that the foregoing shall not limit the right or power of:


         (i) the Company or any Subsidiary to make or provide for the Permitted Payment; or

         (ii) the Guarantor to make any payments or distributions to the Company to provide for (A) the payment or performance by the Company of its obligations under this Indenture, the Security Documents and the Securities and (B) such other amounts as may be necessary to pay its normal, ordinary course operating expenses (such as legal and accounting costs and fees for Commission filings).


         SECTION 1014. Limitation on Liens.

         The Company shall not, and shall not permit, cause or suffer any Subsidiary to create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets (including, without limitation, any income or profits) now owned or hereafter acquired by it, other than any or all of the following:


         (i) Liens existing on the Issue Date;

         (ii) Liens created by this Indenture and the Security Documents or that otherwise secure the Guaranty or the Securities;

         (iii) Liens securing Permitted Indebtedness, FF&E Financing and/or Capitalized Lease Obligations permitted pursuant to the Indenture;

         (iv) Permitted Liens; and

         (v) The replacement, extension or renewal of any Lien permitted by clauses (i), (ii), (iii) or (iv) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the principal amount, except as permitted hereunder) of the Indebtedness secured thereby, or otherwise permitted by this Indenture.


         SECTION 1015. [Intentionally Omitted.]

         SECTION 1016. Limitation on Sale-Leaseback Transactions.


         Unless otherwise consented to by the Requisite Lenders, the Company shall not, directly or indirectly, and shall not permit any Subsidiary to, directly or indirectly, enter into, guarantee or otherwise become liable with respect to any Sale-Leaseback Transaction with respect to any Collateral unless
(a) such Sale-Leaseback Transaction is otherwise permitted pursuant to Section 1014; (b) the consideration received by the Company and/or any of its Subsidiaries for such Sale-Leaseback Transaction is at least equal to the Fair Market Value of such property being transferred; and (c) the Net Cash Proceeds of the sale shall be applied in accordance with Section 1017. Notwithstanding anything contained in this covenant, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into, guarantee or otherwise become liable with respect to any other Sale-Leaseback Transaction involving the Collateral


         SECTION 1017. Limitation on Asset Sales.

         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company shall not, directly or indirectly, and shall not permit any Subsidiary to, directly or indirectly, make any Asset Sale of Collateral unless (a) at the time of such Asset Sale, the Company or such Subsidiary, as the case may be, receives consideration at least equal to the Fair Market Value of the assets sold or otherwise disposed of (or in the case of a lease or similar arrangement, receives an agreement for the payment pursuant to the terms of such lease of rents from time to time at fair value); (b) the proceeds therefrom (in the case of a lease, when paid from time to time) consist of at least 85% cash and/or Cash Equivalents; (c) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Asset Sale; (d) otherwise expressly provided herein, the Net Cash Proceeds of such Asset Sale shall be applied in connection with the offer to purchase the Securities described below; and (e) the Company and its Subsidiaries may engage in an Asset Sale involving Collateral only in accordance with Article Fourteen.

         On or before the 180th day after the date on which the Company or any Subsidiary consummates the relevant Asset Sale of Collateral and subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, the Company shall use all of the Net Cash Proceeds from such Asset Sale to make either (a) an offer to purchase (the "Asset Sale Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase or (b) a Permitted Related Investment, upon consummation of which the Trustee shall have received a first priority fully perfected security interest in the property on assets acquired by the Company or any of its Subsidiaries in connection therewith, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof; provided, that the Company shall not be required to make any Asset Sale Offer if the Net Cash Proceeds of all Asset Sales and Events of Loss that are not used to make a Permitted Related Investment within 180 days or 365 days, respectively, do not exceed $5 million. Each Asset Sale Offer shall remain open for a period of at least 20 business days. To the extent the Asset Sale Offer is not fully subscribed to by the holders of the Securities, the Company or the relevant Subsidiary may retain such unutilized portion of the Net Cash Proceeds. If the Asset Sale Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than, $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.


         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company or such Subsidiary, as the case may be, shall cause such Net Cash Proceeds derived from the sale of Collateral to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by the Company or such Subsidiary. Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account only in accordance with Section 1404.

         SECTION 1018. Application of Net Cash Proceeds in Event of Loss.


         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, in the event that the Company or any Subsidiary suffers any Event of Loss to any Collateral, on or before the 365th day after the date that the Company or such Subsidiary receives any Net Cash Proceeds from such Event of Loss to Collateral, the Company shall use all of the Net Cash Proceeds from such Event of Loss to make either (a) an offer to purchase (the "Event of Loss Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to the Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase or (b) a Permitted Related Investment, upon consummation of which the Trustee shall have received a first priority fully perfected security interest in the property on assets acquired by the Company or any of its Subsidiaries in connection therewith, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof; provided, that the Company shall not be required to make any Event of Loss Offer if the Net Cash Proceeds of all Events of Loss to and Asset Sales of Collateral that are not used to make a Permitted Related Investment within 365 days or 180 days, respectively, do not exceed $5 million. Each Event of Loss Offer shall remain open for a period of at least 20 Business Days. To the extent the Event of Loss Offer is not fully subscribed to by the holders of the Securities, the Company or the relevant Subsidiary may retain such unutilized portion of the Net Cash Proceeds. If the Event of Loss Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.

         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company or such Subsidiary, as the case may be, shall cause such Net Cash Proceeds derived from the loss of Collateral to be deposited in the Collateral Account on the Business Day on which such Net Cash Proceeds are received by the Company or such Subsidiary. Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account only in accordance with Section 1404.

         SECTION 1019. Ownership of Stock of Subsidiaries.

         The Company shall at all times maintain, or cause each Subsidiary to maintain, ownership of all of each class of Voting Stock of, and all other equity securities in, each Person that, as of the Issue Date was a Subsidiary of the Company, to the extent the same is included in the Collateral, except any Subsidiary that shall be disposed of in its entirety, or consolidated or merged with or into the Company or another Subsidiary, in each case in accordance with Article Eight. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, such stock will be subject to a first priority fully perfected security interest in favor of the Trustee.

         SECTION 1020. Limitation on Transactions with Affiliates.


         The Company shall not, and shall not permit, cause or suffer any Subsidiary to, conduct any business or enter into any transaction or series of transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange, lease or use of assets, property or services) or enter into any contract, agreement, understanding, loan, advance or guarantees with any of their respective Affiliates (each an "Affiliate Transaction") other than (a) transactions among the Company and its Subsidiaries; (b) transactions involving aggregate payments or other Fair Market Value, of less than $5 million in any consecutive 365-day period; (c) transactions made available to all Holders on a basis pro rata to their holdings of Securities; (d) the transactions described in the Company's filings on Form S-4 filed with the Commission on [__________] and [___________]; and (e) those that are hereafter set forth in writing and are determined by the Board of Directors of the Company (including a majority of the Independent members of such Board), to be on terms which are no less favorable to the Company and its Subsidiaries than would be obtained in an arm's length transaction with an unaffiliated third party. The Company shall deliver to the Trustee an Officers' Certificate certifying that any such Affiliate Transaction contemplated in clause (e) above has received the requisite approval of its Board of Directors.


         SECTION 1021. Change in Nature of Business.

         Guarantor shall not, and shall not permit any of its Subsidiaries to, own, manage or conduct any operation other than a Permitted Line of Business.

         SECTION 1022. Additional Collateral.

         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company will, and will cause each of its Subsidiaries that owns any Collateral to, grant to the Trustee a valid and perfected first priority security interest in such Collateral enforceable against all third parties, and to execute and deliver all documents and to take all action reasonably necessary or desirable to perfect and protect such a security interest in favor of the Trustee, including the execution of the form of Security Agreement Supplement appended to the Security Agreement.

         SECTION 1023. CRDA Investments.


         The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly (a) grant a security interest in its CRDA Investments to any Person other than any grant of a security interest or other Lien (a "Permitted Grant") to: (i) the Casino Reinvestment Development Authority of the State of New Jersey ("CRDA"); (ii) any other entity as required by applicable law; or (iii) any person so long as such action will not result in a violation of applicable law or (b) sell, convey, transfer, lease or otherwise dispose of its CRDA Investments otherwise than either (A) in accordance with the terms of a Permitted Grant or (B) for fair value (in either cases except to or on behalf of the CRDA for a CRDA project), which shall be determined by, in their absolute discretion, and evidenced by a resolution of, the Board of Directors of the Company or such Subsidiary, as the case may be.

         SECTION 1024. Subsidiaries.

         The Trustee will receive a pledge of the stock of any Person that is a Subsidiary of the Company on the Issue Date in accordance with the Security Agreement, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof. Except as otherwise provided in this Indenture, the Company will not, and will not permit any Subsidiary to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Subsidiary (whether through an acquisition or otherwise) unless, after giving effect to such action, transaction or series of transactions, before and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

         SECTION 1025. Security Documents.

         Simultaneously herewith, the Company shall execute, and shall cause its Subsidiaries to execute, the respective Security Documents, as appropriate, securing its obligations under this Indenture, the Security Documents and the Securities. Each Holder, by accepting a Security, agrees to all terms and provisions of the Security Documents as the same may be amended or supplemented from time to time pursuant to the provisions hereof and thereof, including, without limitation, the terms of any release or subordination contemplated in
Section 1405 hereof. The terms of the release of the Collateral and the rights of the Holders with respect thereto shall be governed by the Security Documents and this Indenture, including, without limitation, the terms of any release or subordination contemplated in Section 1405 hereof.

         SECTION 1026. Validity of Security Interest.

         Each of the Company and the Guarantor represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the Security Interest referred to in Article Fourteen; and, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, each of the Company and the Guarantor shall warrant, preserve and defend the Security Interest of the Trustee in and to the Collateral or any asset that should constitute Collateral (other than real property with respect to matters covered by title insurance policies obtained by the Company or its Subsidiaries) but for the fact that the Company and/or its Subsidiaries failed to comply with the provisions of the Indenture or the Security Documents against the claims of all persons, and will maintain and preserve the Security Interest contemplated by Article Fourteen. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, the Company and its Subsidiaries shall be required to execute and deliver all documents and take all action reasonably necessary or desirable to perfect and protect a security interest in Collateral or any asset that would constitute Collateral but for the fact that the Company and/or its Subsidiaries failed to comply with the provisions of the Indenture or the Security Documents, before engaging in any sale, transfer, conveyance, or other disposition of such assets to the Company or any of its wholly-owned Subsidiaries.

         SECTION 1027. Duty of Cooperation.

         The Guarantors and their respective directors, officers and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies unless being contested in good faith by appropriate proceedings.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101. Redemption.

         With the consent of the Requisite Lenders, the Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at the times, subject to the conditions and at the Redemption Price specified in the form of Security, together with accrued interest to the Redemption Date.

         SECTION 1102. Applicability of Article.

         Redemption of Securities pursuant to Section 1101 or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article, other than repurchases made from time to time in the open market.

         SECTION 1103. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution and a consent executed by the Requisite Lenders. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 1104.

         SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000 and, provided further that, so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), any such redemption shall be made by the Trustee in accordance with the provisions of such exchange.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1105. Notice of Redemption.


         Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed; provided, however, that in the case of an optional redemption in which the Company has called for redemption all outstanding Securities in connection with a refinancing of such Securities, the Company shall be permitted to (a) specify a proposed redemption date; (b) change the proposed redemption date once to a final redemption date by notice mailed to Holders not later than five business days prior to the final redemption date;
(c) establish the final redemption date as a date not more than 90 days after the first notice from the Company calling the Securities for optional redemption was mailed to Holders; and (d) rescind the redemption offer at any time prior to the final redemption date, which rescission shall not cause the maturity of the Securities to have changed.


         All notices of redemption shall state:


         (i) the Redemption Date;

         (ii) the Redemption Price;

         (iii) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed;

         (iv) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
     Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date; and

         (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1106. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in immediately available funds an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1107. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

         SECTION 1108. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         SECTION 1109. Redemption Pursuant to Gaming Laws.

         (a) If required to qualify by the Casino Control Commission, all Holders, whether initial Holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act relating to financial sources and/or security holders. In the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act and/or such Holder fails to submit for qualification as required by the Casino Control Commission in its sole discretion, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, either directly, indirectly or beneficially, no later than forty-five days after the date the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by any Securities and (ii) to receive any dividends, interest, or any other distribution or payment with respect to any such Securities or any remuneration in any form from the Company or the Trustee; provided, however, that after such disqualification, interest on any such Securities shall continue to accrue for the benefit of any subsequent Holder thereof. The Company shall promptly provide to the Trustee a copy of each notice served to a Disqualified Holder.


         (b) Upon receipt of the notice referred to in clause (a) above, the Disqualified Holder may sell its Securities either directly to any Person then qualified or previously qualified (and not subsequently disqualified) or through a bona fide brokerage transaction, conducted at arm's-length, to a Person not an Affiliate of the Disqualified Holder. In the event the Disqualified Holder fails to so sell its Securities within thirty (30) days after the determination by the Casino Control Commission, the Company shall purchase such Securities within fifteen (15) days after the end of such thirty (30) day time period, at a time and place as designated by the Company: (i) at the lowest of (A) the principal amount thereof; (B) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (C) the market value of such Securities. The right of the Company to purchase such Security may be assigned by the

Company to any Person approved by the Casino Control Commission or (ii) in lieu of a purchase pursuant to clause (i), at the election of the Company if the same is consented to by the Requisite Lenders, in exchange for the number of shares of Applicable Common Stock that would be payable in respect of such Securities in the event of a Demand Payment.


         (c) The provisions of this Section shall be construed in accordance with the applicable provisions of the Casino Control Act.


                                 ARTICLE TWELVE

                             GUARANTEE ARRANGEMENTS

         SECTION 1201. Guarantee.


         Guarantor hereby unconditionally guarantees (such guarantee referred to as the "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities, any of the Security Documents or the obligations of the Company to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, any interest on the Securities (including, without limitation, any interest that accrues after the filing of a proceeding of the type described in Sections 501(7) and (8) hereof), premium, fees, expenses and all other amounts will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder including fees, expenses or other charges whether now or hereafter existing will be promptly paid in full or performed, all strictly in accordance with the terms hereof and thereof and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligations of the Company to the Holders, for whatever reason, Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture, any Security Document or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantor hereunder in the same manner and to the same extent as the obligations of the Company. The obligations of the Guarantor are independent of any obligation of the Company. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Securities, any Security Document, this Indenture or any other document relating thereto, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release or non-perfection of Collateral, any delays in obtaining or realizing upon or failure to obtain or realize upon or application of Collateral, the recovery of any judgment against the Company or any other Person, any action to enforce the same or any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company or any other Person, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture, the Security Documents and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other insider guarantor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Company or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full of the Securities and all other amounts payable under this Guarantee and the Maturity Date, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Securities and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of this Indenture, or to be held as Collateral for any obligations or other amounts payable under this Guarantee thereafter arising. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits. The Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article Twelve, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and
(y) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.


         SECTION 1202. Execution and Delivery of Guarantee.

         To further evidence the Guarantee set forth in Section 1201, the Guarantor hereby agrees that notation of such Guarantee shall be endorsed on each security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an authorized Officer of the Guarantor.

         The Guarantor hereby agrees that its Guarantee set forth in Section 1201 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

         If an Officer of Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

         SECTION 1203. Additional Guarantors.

         Any Person that was not a Guarantor on the date of this Indenture may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of the Indenture as a Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

         SECTION 1204. Termination of Guarantee.

         This Guarantee and all of the obligations of the Guarantor under this Indenture, the Security Documents, and the Securities and any other related documents or agreements may be amended, modified or terminated by the Company with the consent of the Requisite Lenders.


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

         SECTION 1302. Defeasance and Discharge.


         Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and releasing the liens and security interests created by the Security Documents, except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due; (b) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (d) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.


         SECTION 1303. Covenant Defeasance.

         Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1005 through 1026 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:


         (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds, for a period of at least 123 days prior to the date of such defeasance, in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is, pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of

     1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         (ii) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit(it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (iii) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

         (iv) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (v) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (vi) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.


         SECTION 1305. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

         SECTION 1306. Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                ARTICLE FOURTEEN

                                SECURITY INTEREST

         SECTION 1401. Assignment of Security Interest.

         (a) In order to secure the performance of the Company's and the Guarantor's obligations to the Holders and the Trustee under this Indenture and the Securities, according to the terms hereunder or thereunder, any Grantor pursuant to the Security Documents has unconditionally and absolutely assigned to the Trustee for the benefit of itself and all Holders, a first priority security interest in the Collateral, subject to the limitations set forth in this Indenture, including, without limitation, Section 1405 hereof (the "Security Interest").

         (b) The Security Interest as now or hereafter in effect shall be held for the Trustee and for the equal and ratable benefit and security of the Securities without preference, priority or distinction of any thereof over any other by reason, or difference in time, of issuance, sale or otherwise, and for the enforcement of the payment of principal of, premium, if any, and interest on the Securities in accordance with their terms.

         (c) Each of the Company and Guarantor has executed and delivered, filed and recorded and/or will execute and deliver, file and record, all instruments and documents, and has done or will do or cause to be done all such acts and other things as are necessary or desirable, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated in Section 1405 hereof, to subject the Collateral to the Lien of the Security Documents. Each of the Company and Guarantor will execute and deliver, file and record all instruments and do all acts and other things as may be reasonably necessary or advisable to perfect, maintain and protect the Security Interest (including, without limitation, the first priority nature thereof) and shall pay all filing, recording, mortgage or other taxes or fees incidental thereto.

         (d) Each of the Company and Guarantor shall furnish to the Trustee (i) promptly after the recording or filing, or re-recording or re-filing of the Security Documents and other security filings, an Opinion of Counsel (who may be counsel for the Company or the Guarantor) stating that in the opinion of such counsel the Security Documents and other security filings have been properly recorded, filed, re-recorded or re-filed so as to make effective and perfect the Security Interest intended to be created thereby and reciting the details of such action and (ii) except for Collateral released as contemplated in Section 1405 hereof at least annually on the anniversary of the Issue Date, an Opinion of Counsel (who may be counsel for the Company or the Guarantor) either stating that in the opinion of such counsel such action with respect to the recording, filing, re-recording or re-filing of the Security Documents and other security filings has been taken as is necessary to maintain the Lien and Security Interest of the Security Documents and other security filings, subject to any subordination contemplated in Section 1405 hereof, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and Security Interest. In giving the opinions required by this Section 1401(d) above, such counsel may rely, to the extent recited in such opinions, on (i) certificates of relevant public officials; (ii) certificates of an officer or officers of the Company, the Guarantors or any other Grantor; (iii) photocopies of filed and recorded documents certified by public officials as being accurate copies of such documents; (iv) the opinions of other counsel acceptable to the Trustee with respect to matters governed by law of any jurisdiction other than the state in which such counsel is licensed to practice law; and (v) title insurance policies and commitments. In addition, such opinions may contain such qualifications, exceptions and limitations as are appropriate for similar opinions relating to the nature of the Collateral.

         SECTION 1402. Suits to Protect the Collateral.

         To the extent permitted under the Security Documents and this Indenture, the Trustee shall have power, but not be obliged, to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or the Security Documents and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interest of the Holders in the Collateral and in the profits, rents, revenues and other income arising therefrom (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest thereunder or be prejudicial to the interest of the Holders or of the Trustee).

         SECTION 1403. Further Assurances and Security.

         Each of the Company and the Guarantor represents and warrants that at the time the Security Documents and this Indenture are executed, the Company and/or its Subsidiaries (i) will have full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm, absolutely, the Collateral, in the manner and form done, or intended to be done, in the Security Documents, free and clear of all Liens, except for the Liens created by the Security Documents or otherwise permitted by the Indenture or the Security Documents, and will forever warrant and defend the title to the same against the claims of all Persons whatsoever; (ii) will execute, acknowledge and deliver to the Trustee, at the Company's and/or its Subsidiaries' expense, at any time and from time to time such further assignments, transfer, assurances or other instruments as may be required to effectuate the terms of this Indenture or the Security Documents; and (iii) will at any time and from time to time do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the Trustee, to assure and confirm to the Trustee the Security Interest in the Collateral contemplated hereby and by the Security Documents in each case, subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof.

         SECTION 1404. Release of Collateral.

         Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof and unless otherwise consented to by the Requisite Lenders, the Company or any Subsidiary, as the case may be, shall cause such Net Cash Proceeds of any Asset Sale pursuant to Section 1017 that involves the sale of Collateral or any Event of Loss pursuant to Section 1018 that involves a loss of Collateral to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by the Company or such Subsidiary. Subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account in order to, and in only such amount as is required to, (x) pay the principal amount of Securities tendered pursuant to an Asset Sale Offer or Event of Loss Offer or (y) make a Permitted Related Investment; provided that upon consummation of such Permitted Related Investment the Trustee shall subject to and as permitted by the terms of this Indenture and the terms of any release or subordination contemplated by Section 1405 hereof, have received a first priority security interest in the property or assets acquired by the Company or any of its Subsidiaries in connection therewith and the Company delivers to the Trustee each of the following:


         (i) An Officers' Certificate, dated the date on which Collateral Proceeds shall be released from the Collateral Account (the "Collateral Proceeds Release Date"), stating in substance as to the following matters (which statements shall, on the Collateral Proceeds Release Date, be true):


                  (A) the reason the Company is requesting a release of the Collateral Proceeds and a description of the use to be made of the Collateral Proceeds to be released;

                  (B) in the case of clause (x) above, the aggregate principal amount of Securities purchased on the Collateral Proceeds Release Date and, in the case of clause (y) above, a description of the property or assets being acquired and the Fair Market Value and the purchase price of each such property or asset to be acquired by the Company and/or its Subsidiaries (if more than one);

                  (C) that the amount to be released from the Collateral Account does not exceed the aggregate principal amount of Securities to be purchased on the Collateral Proceeds Release Date or the purchase price of the property or assets to be acquired by the Company or any of its Subsidiaries, as the case may be;

                  (D) that, in the case of clause (y) above, the Company and/or its Subsidiaries, as the case may be, have taken all steps necessary or desirable so that upon consummation of such Permitted Related Investment the Trustee shall, subject to the terms of any release or subordination contemplated in Section 1405 hereof, receive a first priority security interest in such property or assets; and

                  (E) that no Default or Event of Default has occurred and is continuing at the time of or after giving effect to such release of Collateral Proceeds.


         (ii) An Opinion of Counsel stating that the certificate, opinions, other instruments or cash which have been or are therewith delivered to and deposited with the Trustee conform to the requirements of this Indenture and that the property to be released may be lawfully released from the Lien of the Security Documents and that all conditions precedent in this Indenture and the Security Documents relating to such release have been complied with.


         In connection with any release of any lien in favor of the Trustee granted pursuant to the Security Documents on Collateral, the Company and the Guarantor shall comply, to the extent required thereby, with the applicable provisions of the TIA, including Section 314 thereof.

         SECTION 1405. Release Notice; Subordination Request; Permitted Liens.


         (a) With the consent or approval or at the request of the Requisite Lenders, the Company shall deliver a Release Notice to the Trustee. A Release Notice may only be delivered by the Company from time to time with the consent of the Requisite Lenders. A Release Notice shall request that the Trustee execute one or more specifically described release instruments, documents and agreements (which release instruments, documents and agreements shall accompany such Release Notice) and shall (i) include a certified copy of the Board Resolution of the Company or any of its Subsidiaries in which such Board of Directors approved the delivery of the Release Notice; (ii) include a copy of the written consent of the Requisite Lenders to the Release Notice; (iii) be accompanied by an Officers' Certificate, including a certification that no Event of Default, or no default which with the passage of time or giving of notice would become an Event of Default, has occurred or is continuing, in each case unless waived in accordance with the terms of this Indenture; (iv) be accompanied by an Opinion of Counsel stating that the action contemplated by this Section 1405(a) is authorized and permitted by the Indenture and that all conditions precedent herein relating to such action have been complied with; and
(v) if required by the TIA, certificates in accordance with Section 314 of the TIA. Upon receipt of a Release Notice the Trustee, at the Company's expense, shall execute and deliver, within seven Business Days from the receipt of such Release Notice, any instruments, documents and agreements specified by the Company or any of its Subsidiaries to release all or any part of the Collateral from the Security Interests or any other Liens created by the Security Documents or the Indenture including, without limitation, all instruments, documents and agreements necessary to release any and all Liens of record and to terminate the Security Documents together with any intercreditor agreements specified in such Release Notice.

         (b) With the consent or approval or at the request of the Requisite Lenders, the Company shall deliver a Subordination Request to the Trustee. A Subordination Request may only be delivered by the Company from time to time with the consent of the Requisite Lenders. A Subordination Request shall request that the Trustee execute one or more specifically described instruments, documents and agreements of subordination (which instruments of subordination shall accompany such Subordination Request) and shall (i) include a certified copy of the Board Resolution of the Company or any of its Subsidiaries in which such Board of Directors approved the delivery of the Subordination Request; (ii) include a copy of the written consent of the Requisite Lenders to the Subordination Request; (iii) certify that the subordination requested effects a subordination of the Security Interests only to the extent, and only with respect to the Collateral as to which such subordination is, contemplated by the Subordination Determination; (iv) be accompanied by an Officers' Certificate, including a certification that no Event of Default, and no default which with the passage of time or giving of notice would become an Event of Default, has occurred or is continuing, in each case unless waived in accordance with the terms of this Indenture; (v) be accompanied by an Opinion of Counsel stating that the action contemplated by this Section 1405(b) is authorized and permitted by the Indenture and that all conditions precedent herein relating to such action have been complied with; and (vi) if required by the TIA, certificates in accordance with Section 314 of the TIA. Upon receipt of a Subordination Request, the Trustee, at the Company's expense, will execute and deliver, within seven Business Days from the receipt of such Subordination Request, any instruments, documents and agreements specified by the Company or any of its Subsidiaries to subordinate the Security Interests or any other Liens created by the Security Documents or the Indenture to any Lien that the Board of Directors of the Company or any of its Subsidiaries determines (each such determination, a "Subordination Determination") to accord priority over the Security Interests together with any intercreditor agreements specified in such Subordination Request.

         (c) In connection with any release of any lien pursuant to a Release Notice or the subordination of any lien pursuant to a Subordination Request, the Company and the Guarantor shall comply, to the extent required thereby, with the applicable provisions of the TIA, including Section 314 thereof.

         (d) Any release or subordination of Collateral made in compliance with the provisions of this Section 1405 shall be deemed for all purposes: (i) not to impair the Security Interests or impair the security under the Indenture in contravention of the terms or provisions of this Indenture or the Security Documents and (ii) not to constitute in any respect or for any purpose a breach, default or violation of any term or provision of this Indenture or the Security Documents and to the extent that any such breach, default or violation would otherwise result the same are hereby waived in all respects.

         (e) In addition to, and not in limitation of, any other rights, powers or privileges of the Company and its Subsidiaries, the Company and its Subsidiaries may incur Permitted Liens as and to the extent such action is in compliance with the terms of this Indenture and the Security Documents.

         (f) To the extent set forth in any Release Notice or Subordination Request or in the terms, provisions or conditions of any such release or subordination or any agreements, documents or instruments related thereto, associated therewith or arising from or in connection with any such release or subordination or any related or associated transaction, the terms of Section 1017, 1018 and 1404 hereof shall (i) cease to apply to the Assets that are the subject of such Release Notice or Subordination Request, and to any proceeds thereof or (ii) continue to apply to such Assets and proceeds only to the extent set forth in the terms, provisions or conditions of any such release or subordination or of any such agreements, documents or instruments.

         SECTION 1406. Reliance on Opinion of Counsel.

         The Trustee shall be fully protected in taking any action under this Article Fourteen or omitting to take any action, in reliance upon an Opinion of Counsel.

         SECTION 1407. Purchaser May Rely.

         Any person that acquires, obtains a Lien on or otherwise obtains any interest in good faith in the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article Fourteen shall not be bound to ascertain, and may rely on the authority of the Trustee to execute, transfer, grant or release, or to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or to see to the application of the purchase price therefor or any loan proceeds or other consideration relating thereto.

         SECTION 1408. Payment of Expenses.

         On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for the payment of all reasonable expenditures incurred by the Trustee under this Article Fourteen, including, without limitation, the costs of title insurance, surveys, attorneys' fees and expenses, recording fees and taxes, transfer taxes, taxes on indebtedness and other expenses incidental thereto and all such sums shall be a Lien upon the Collateral prior to the Securities and shall be secured thereby.


                                 ARTICLE FIFTEEN

                          CONVERSION AND DEMAND PAYMENT

         SECTION 1501. Conversion Following Election of Requisite Lenders.

         (a) Following delivery of written notice from the Requisite Lenders (which notice shall be deliverable in their sole and absolute discretion) to the Company and the Trustee stating that the Securities shall thereafter be convertible under this Section 1501(a) (the "Convertibility Election"), the Holder of any Note shall have the right, at its option, at any time following the date the Convertibility Notice was received by the Trustee, through the close of business on the final maturity date of the Notes (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall terminate, except as provided in Section 1502, Section 1104 or
Section 1105, at the close of business on the Business Day next preceding the date fixed for redemption of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof) to convert any such Note into that number of fully paid and non-assessable shares of Company Common Stock (as such shares shall then be constituted) obtained by multiplying the principal amount of the Note or portion thereof surrendered for conversion by the Stated Ratio (and shall also be entitled to receive any other securities required to be issued in respect of such Note as contemplated in Section 1504 below), by surrender of the Note so to be converted in whole or in part in the manner provided in Section 1502.

         (b) A holder of Notes is not entitled to any rights of a holder of Company Common Stock or other securities deliverable hereunder until such Notes are surrendered as provided in Section 1502.

         (c) For the avoidance of doubt, this Section 1501 shall not limit the power of the Requisite Lenders to provide the Demand Payment Notice at any time, either prior to or after the occurrence of the Convertibility Election and in such event the Notes shall be discharged and shall thereafter represent solely the right of the Holder to receive the Applicable Common Stock, all as more fully set forth in this Indenture.

         SECTION 1502. Exercise of Conversion Privilege; Demand Payment; Issuance of Common Stock; No Adjustment for Interest or Dividends.

         In order to exercise the conversion privilege or obtain Applicable Common Stock in connection with a Demand Payment with respect to any Note in certificated form, the Holder of any such Note to be converted or so paid shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 1002, and, with respect to a conversion under
Section 1501(a), shall give written notice of conversion (in the form of Exhibit B hereto or another form acceptable to the Company) to the office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. In connection with such surrender, the Holder shall also state the name or names (with address or addresses) in which certificates for securities which shall be issuable on such conversion or payment shall be issued, and such surrender shall be accompanied by transfer taxes, if required pursuant to
Section 1509. Each such Note surrendered for conversion or Demand Payment shall, unless the shares issuable on conversion or such payment are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

         As promptly as practicable after satisfaction of the requirements for conversion or in respect of a Demand Payment in the form of the Applicable Common Stock, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted or paid), the Company shall issue and shall deliver to such Noteholder a certificate or certificates for the securities issuable upon the conversion or payment in respect of a Demand Payment in the form of the Applicable Common Stock, of such Note or (in the case of a conversion) portion thereof as determined by the Company in accordance with the provisions of this Article Fifteen, calculated by the Company as provided in Section 1503. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 302, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         If a Note is surrendered for conversion in part, then a new Note will be issued but any such issuance will only be made in multiples of $1,000.

         Each conversion or payment in respect of a Demand Payment in the form of the Applicable Common Stock shall be deemed to have been effected so as to result in any Holder becoming a holder of Company Common Stock (or other securities issuable in respect of such conversion or Demand Payment as contemplated in Section 1504) on the date on which the requirements set forth above in this Section 1502 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Company Common Stock (or other securities issuable in respect of such conversion or payment as contemplated in Section 1504) shall be issuable upon such conversion or payment shall be deemed to have become on said date the holder of record of the shares represented thereby and such Holder shall be entitled to all of the rights of a record holder of Company Common Stock or other securities deliverable hereunder (all of which shall be and be deemed to be issued to such person) and such person shall be deemed to be the owner of such shares of Company Common Stock or other securities, whether or not certificates representing the same have been issued to such person. In the case of any conversion pursuant to Section 1501(a) any Note (or portion thereof) so surrendered shall cease to be outstanding and shall be discharged and all principal and accrued interest thereon extinguished in all respects as of the date of such surrender. In the case of any Demand Payment, each Note shall be discharged and extinguished as contemplated in Section 301(f).

         No adjustment in respect of accrued interest on any Note converted or paid, or dividends on any shares issued upon conversion or payment of such Note will be made upon any conversion or payment.

         SECTION 1503. Stated Ratio.

         The "Stated Ratio" shall equal [ ______ ] shares of Company Common Stock per $1,000 principal amount of Notes. In the event of any transaction or occurrence not contemplated in Section 1504 in which it is equitable that the Stated Ratio be adjusted, then, upon the request and with the consent of the Requisite Lenders, and with the approval of the Board of Directors of the Company acting in good faith, the Stated Ratio shall be equitably adjusted. Any such adjustment shall be made by and set forth in a supplemental indenture between the Company, or any successor thereto, and the Trustee and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

         SECTION 1504. Additional Issuances.

         In the Event of Occurrence of Certain Events. In addition to or instead of the shares of Company Common Stock otherwise issuable upon conversion pursuant to this Article Fifteen or payment in respect of a Demand Payment in the form of Applicable Common Stock:


         (i) In case the Company shall, at any time after the date hereof and on or prior to (A) the date of such conversion as contemplated in Section 1501(a) in respect of any conversion or (B) the Demand Payment Date in respect of any Demand Payment (1) declare a dividend or make a distribution on the Company Common Stock in shares of Company Common Stock; (2) subdivide the outstanding shares of Company Common Stock into a greater number of shares; (3) combine the outstanding shares of its Company Common Stock into a smaller number of shares; or (4) issue any shares of its capital stock by reclassification of the Company Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then upon conversion or payment of a Note in respect of a Demand Payment in the form of Applicable Common Stock the Holder of such Note shall be entitled to receive the aggregate number and kind of shares which, if such Note had been converted or so paid immediately prior to such time, such Holder would have owned upon such conversion or payment, as applicable, and by virtue of such dividend, subdivision, combination, or reclassification.

         (ii) In case the Company shall, at any time after the date hereof and on or prior to (A) the date of such conversion as contemplated in Section 1501(a) in respect of any conversion or (B) the Demand Payment Date in respect of any Demand Payment, issue to all holders of Company Common Stock rights, options, or warrants to subscribe for or purchase Company Common Stock (or securities convertible into or exchangeable for Company Common Stock), and if the same are not issued or otherwise provided to the Holders of Notes at such time pro rata on a fully-diluted basis as if such Notes were then convertible or payable as contemplated herein, together with all warrants, other rights, options or convertible securities in respect of Company Common Stock, and as if all such securities were exercised or converted, then upon conversion or Demand Payment of a Note in the form of Applicable Common Stock the Holder of such Note so converted or so paid shall be entitled to receive the aggregate number and kind of rights, options, or warrants to subscribe for or purchase Company Common Stock (or securities convertible into or exchangeable for Company Common Stock such holder would have received by virtue of such issuance of rights, options, or warrants to subscribe for or purchase Company Common Stock (or securities convertible into or exchangeable for Company Common Stock)), if such Note had been converted or paid in the form of Applicable Common Stock immediately prior to such time.

               (iii) For the avoidance of doubt, the exercise or conversion of any option, warrant or other convertible or similar security shall not be deemed to constitute a distribution, subdividion or issuance contemplated by Section 1504(i) and (ii) or otherwise require the issuance of any additional securities under Section 1504(i) or (ii) or otherwise in respect of, or upon, conversion of Notes or a Demand Payment.


         SECTION 1505. Mergers.

         In case of any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Company Common Stock or the conversion of such outstanding shares of Company Common Stock into shares of other stock or other securities or property) (such actions being hereinafter collectively referred to as a "Merger"), there shall thereafter be deliverable upon conversion or Demand Payment of any Note (in lieu of the securities otherwise deliverable as contemplated in this Article Fifteen and Section 301(f)), the number of shares of stock or other securities or property to which a holder of the number of shares of Company Common Stock which would otherwise have been deliverable upon the conversion or such payment of such Note would have been entitled upon such Merger if such Note had been converted or so paid in full immediately prior to such Merger. In case of any Merger, appropriate adjustment, as determined in good faith by the Board of Directors of the Company and consented to by the Requisite Lenders, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Note holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon conversion or Demand Payment of Notes. Any such adjustment shall be made by and set forth in a supplemental indenture between the Company, or any successor thereto, and the Trustee and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Merger unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Merger and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Company Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the registered holder of any Note such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

         SECTION 1506. Verification of Computations.

         Whenever the Stated Ratio is adjusted as provided pursuant to Section 1504 hereof, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Stated Ratio as so adjusted and a brief statement of the facts accounting for such adjustment, and the Company will make available a brief summary thereof to the holders of the Notes, at their addresses listed on the register maintained for that purpose by the Trustee.

         SECTION 1507. Notice of Additional Issuances or Other Property.

         Whenever Holders of Notes become entitled to an additional issuance of securities or other property pursuant to this Article Fifteen, the Company shall cause notice of such matter to be mailed to the Trustee within 15 days thereafter, such notice to include in reasonable detail (a) the events precipitating such occurrence and (b) the computation of any such additional consideration, which computation shall include the number of shares or the securities or other property purchasable upon conversion or Demand Payment of each Note after giving effect thereto. The Trustee shall within 15 days after receipt of such notice from the Company cause a similar notice to be mailed to each registered holder of a Note.

         SECTION 1508. Fractional Shares.

         Upon the conversion or Demand Payment of any Note, all fractions will be rounded down to the nearest whole number of shares, and the Company shall not be required to issue fractional shares of Company Common Stock. If more than one
Note is converted or paid in respect of any Demand Payment at one time by the same registered holder, the number of full shares of Company Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate principal amount of Notes converted or so paid. The Company shall not make any cash payments to holders of Notes with respect to any final fraction of a share called for upon the conversion or such payment of any Note.

               SECTION 1509. Taxes on Shares Issued.

         The issue of stock certificates on conversions or Demand Payment of Notes shall be made without charge to the Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted or so paid, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 1510. Reservation of Shares; Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Company Common Stock.

         The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Company Common Stock to provide for the conversion or Demand Payment of the Notes from time to time as such Notes are presented for conversion or such payment.

         The Company covenants that, if any shares of Company Common Stock to be provided for the purpose of conversion or Demand Payment of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion or Demand Payment, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and Exchange Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         The Company shall have no obligation to cause any securities to be listed on any national securities exchange or automated quotation system.

         SECTION 1511. Responsibility of Trustee.

         The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Stated Ratio or whether any facts exist which may require any adjustment of the Stated Ratio, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion or payment agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Company Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion or Demand Payment of any Note; and the Trustee and any other conversion or payment agent make no representations with respect thereto. Neither the Trustee nor any conversion or payment agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Company Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or Demand Payment or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Fifteen.

         Without limiting the generality of the foregoing, neither the Trustee nor any conversion or payment agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant hereto relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion or Demand Payment of their Notes, but, subject to the provisions of Article Six, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.


                                 ARTICLE SIXTEEN

                                  MISCELLANEOUS

         SECTION 1601. Counterparts.

         This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                    ATLANTIC COAST ENTERTAINMENT
                                                    HOLDINGS, INC.



                                                    By
                                                       -------------------------
                                                       Title:



Attest:
       -----------------------------
       Title:


                                                    ACE GAMING, LLC



                                                    By
                                                       -------------------------
                                                       Title:



Attest:
       -----------------------------
       Title:


                                                    WELLS FARGO BANK,
                                                    NATIONAL ASSOCIATION



                                                    By
                                                       -------------------------
                                                       Title:

                                    EXHIBIT A

--------------------------------------------------------------------------------
                              OFFICER'S CERTIFICATE
                                       OF
                                 ACE GAMING, LLC
--------------------------------------------------------------------------------



         Reference is made to that certain Indenture, dated as of _________________ (the "Indenture") among Atlantic Coast Entertainment Holdings, Inc. (the "Company"), as Issuer, ACE Gaming, LLC, as guarantor, and Wells Fargo Bank, National Association, as Trustee (the "Trustee"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Indenture.


         Pursuant to Section 1008 of the Indenture, the undersigned officer of Licensee hereby certifies to the Trustee as follows:

                  He is now, and at the times mentioned herein has been, the duly elected, qualified and acting officer of Licensee as specified below.

                  To his knowledge, and without regard to any period of grace or requirements of notice under the Indenture or the Security Documents, Licensee is in compliance with all conditions and covenants under the Indenture or the Security Documents.

         IN WITNESS WHEREOF, I have set my hand this ____ day of _____________.


                                                      ACE GAMING, LLC
                                                      t/a "Sands Hotel & Casino"



                                                      By:
                                                         -----------------------

                                  SCHEDULE 1.01

                             PERMITTED INDEBTEDNESS

[Mortgage in the amount of $700,000 and interest, made by Lieber Check Cashing L.L.C., to Andermatt Corp., dated July 22, 1996.


Mortgage in the amount of $525,000 and interest made by GBHC to Ruth M. Lubin, dated January 1, 1983.

Amendment, dated April 5, 2000, to Brighton Park Improvements Agreement, dated November 5, 1987, by and between Claridge at Park Place, Inc. and GBHC.

Lease Agreement, dated April 17, 2000 between Claridge at Park Place, Inc. and GBHC for Lot 11 on Block 47 Tax Map of the City of Atlantic City.


Such liens or interests as are set forth in that certain Commitment No. 102134032 for Title Insurance of Stewart Title Guaranty Company.

The lease, license or management agreement (s) with an energy management company(s), supplier(s), or intermediary(s) related thereto now or hereafter entered into concerning or with respect to the supply and/or management of utility services and/or the operation of existing or newly supplied equipment at the property, including, but not limited to heating, ventilation, and air-conditioning and energy production related equipment.]

                                    EXHIBIT B

                                CONVERSION NOTICE

         TO: ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC. AND [NAME OF AGENT]

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Atlantic Coast Entertainment Holdings, Inc.in accordance with the terms of the Indenture referred to in the Note below, and directs that the shares issuable and deliverable upon such conversion, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.


Dated:
      ------------------

Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all):

$
 -------------------------

Social Security or Other Taxpayer
Identification Number:
Name of Registered Owner of Note being Converted:
                                                  ---------------------------

Principal Amount of Note being Converted: $
                                            ---------------------------------


Certificate Number of Note being Converted:
                                            ---------------------------------

                                                                         ANNEX H

July 14, 2003

Independent Committee of the Board
   of Directors of GB Holdings, Inc.
C/o Sands Hotel & Casino
Indiana Avenue & Brighton Park
Atlantic, City, NJ 08401

Dear Members of the Independent Committee:

We understand the following regarding the transactions contemplated by GB Holdings Inc. ("Parent"), GB Property Funding Corp. ("Finance") and Greate Bay Hotel and Casino, Inc. ("Operating" and, together with Parent and Finance, the "Company"): Parent holds all of the outstanding capital stock of Operating and Finance and Finance is the issuer of 11% Notes due 2005 (the "Existing Notes") in principal amount of $110 million. The Existing Notes are guaranteed by each of Operating and Parent and are secured by liens on certain of the assets of the Company (the "Collateral"). The Company intends to solicit the consent of holders of the Existing Notes to amend the Amended and Restated Indenture, dated as of October 12, 2001, governing the Existing Notes (the "Existing Indenture") and related security documents to eliminate substantially all of the covenants set forth in the Existing Indenture, release all liens on the Collateral (the "Release") and offer to exchange all of the Existing Notes for new notes (the "New Notes") to be issued by a newly formed wholly-owned subsidiary of Operating ("Newco") in the same principal amount as its Existing Notes. The New Notes will be secured by all existing and future assets of Newco, accrue interest at a rate of 3% per annum payable at maturity, mature on September 29, 2008, be convertible into 72.5% of the equity of Newco on a fully diluted basis (or such lesser prorated amount if less than all of all holders of Existing Notes elect to receive New Notes) and have other terms similar to those currently included in the Existing Indenture (except that the New Notes will be assumable in connection with an acquisition of the Sands and will not contain any "change of control put" or other similar provisions). In connection with the offer to exchange the Existing Notes for the New Notes, the Company intends to pay to the holders of the Existing Notes who accept the exchange offer $100 per $1,000 in principal amount of Existing Notes exchanged, plus any accrued but unpaid interest then due on the Existing Notes being exchanged (we assume for the purposes hereof that the Company has paid all interest that is currently due and payable on the Existing Notes.) In connection with the issuance of the New Notes, the Company will transfer substantially all of its assets and obligations (other than any Existing Notes that remain outstanding, intercompany notes and the stock of Operating and Finance) to Newco in exchange for (a) warrants to acquire, for nominal consideration, 27.5% of the common stock of Newco on a fully diluted basis and (b) if all of the holders of the Existing Notes do not elect to exchange, the pro rata portion of the 72.5% of common stock of Newco reserved for issuance upon the conversion of the New Notes that would have been issued to such holders of the Existing Notes had they exchanged. Parent will then dividend to its stockholders all of the warrants, which, upon conversion of the New Notes would be convertible into 27.5% of the capital stock of Newco on a fully diluted basis. Each of Operating and Finance will also be merged into Parent with Parent as the surviving corporation. The amendments to the Existing Indenture and related security documents, the Release, the offer to exchange the Existing Notes for the New Notes, the cash payment to the holders of the Existing Notes, the transfer of substantially all of the operating assets of the Company to Newco and the dividend by Parent of the warrants, issued by Newco, to Parent's stockholders are referred to collectively herein as the "Transaction."

You have requested our opinion (this "Opinion") as to the matters set forth below. This Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not assisted in the structuring of the Transaction or advised you with respect to alternatives to it.

We have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

        1. met with representatives and attorneys for the Independent Committee and certain members of the senior management of the Company to discuss the operations, financial condition, future prospects, projected operations and performance of the Company and the pending Transaction;

Independent Committee of the Board
   of Directors of GB Holdings, Inc.
July 14, 2003

        2. reviewed the Company's Form 10-K for the fiscal years ended December 31, 2002 and the Company's Form 10-Q for the period ended March 31, 2003, which the Company's management has identified as the most current financial statements available;

        3. reviewed and discussed with the Company's management the projections of the Company's financial performance for the fiscal year ended December 31, 2003 prepared by the Company's management;

        4. discussed with the Company's management the New Jersey tax environment, the likely impact of the Borgata casino, and various other potential new competitive threats in other states;

        5.     visited certain facilities and business offices of the Company;

        6. reviewed the historical market prices and trading volume for Parent's publicly traded securities and other publicly available information regarding the Company;

        7. reviewed certain publicly available financial data for certain companies that we deemed comparable to the Company;

        8.     reviewed the Existing Indenture and related security documents;

        9. reviewed a memorandum describing the Transaction from the Company dated July 11, 2003; and

        10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have relied upon and assumed, with your permission, that all information reviewed by us with respect to the Company, whether supplied by the Company or its advisors or obtained by us from publicly available sources, is true, correct and complete in all material respects and does not contain any untrue statement of material fact or omit to state a material fact necessary to make the information supplied to us not misleading. We have further relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have assumed, without independent verification, that the Transaction will be consummated in all material respects in accordance with applicable laws, the Existing Indenture and related security documents and the Transaction Summary. At your direction, we also have assumed for the purposes of this Opinion that the holders of at least 58% of the Existing Notes, or $63.8 million principal amount, will exchange their Notes into an equal principal amount of New Notes.

This Opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter. Events occurring after the date hereof could materially affect the assumptions used in preparing this Opinion. We have not analyzed and are expressing no view on the value of what the common stock of Parent or Newco actually will be when the Transaction is consummated or the price at which the common stock of Parent or Newco will trade subsequent thereto.

For purposes of this Opinion, with your permission, we have not undertaken any inquiry as to, or taken into consideration, the possible tax consequences of the Transaction (including whether common stockholders of Parent will recognize taxable income as a result of the Transaction). Such tax consequences could be material and could affect the analysis underlying the conclusions reached in this Opinion.

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the common stockholders of Parent in the Transaction is fair, from a financial point of view, to the common stockholders of Parent.

Independent Committee of the Board
   of Directors of GB Holdings, Inc.
July 14, 2003


Our services to you and this Opinion are provided for the information of the Independent Committee in its evaluation of the consideration to be received by the common stockholders of Parent in the Transaction and this Opinion is given to you for that purpose.


We will receive a fee for our services in connection with this Opinion, and we will be indemnified by the Parent for certain liabilities arising from the delivery of this Opinion.

LIBRA SECURITIES, LLC

                                                                         ANNEX I


                          EXECUTIVE OFFICERS, DIRECTORS
                   AND SIGNIFICANT EMPLOYEES OF THE AFFILIATES

        The names and positions of the executive officers, directors and significant employees of American Property Investors, Inc., Beckton Corp., and Barberry Corp. are set forth below. Each executive officer, director and significant employee is a citizen of the United States of America. As partnerships, American Real Estate Holdings Limited Partnership and American Real Estate Partners do not have any executive officers and directors. As a limited liability company, Cyprus, LLC does not have any executive officers and directors. The executive officers and directors of their general partner, American Property Investors, Inc. ("API"), are listed below. The business address of Cyprus, LLC, Barberry Corp., Starfire Holding Corporation, American Real Estate Holdings Limited Partnership, American Real Estate Partners, L.P., American Property Investors, Inc., and Beckton Corp. is 100 South Bedford Road, Mount Kisco, NY 10549.

AMERICAN PROPERTY INVESTORS, INC.


Directors                                   Officers

Carl C. Icahn                               Carl C. Icahn - Chairman of the Board
William A. Leidesdorf                       Keith A. Meister - President and Chief Executive Officer
Jack G. Wasserman                           John P. Saldarelli - Vice President, Secretary and Treasurer
James L. Nelson                             Martin Hirsch - Executive Vice President and Director of Acquisitions
                                                            and Development

STARFIRE HOLDING CORPORATION

Directors                                   Officers

Carl C. Icahn                               Carl C. Icahn - Chairman of the Board and President

BECKTON CORP.

Directors                                   Officers

Carl C. Icahn                               Carl C. Icahn - Chairman of the Board, President, Secretary

BARBERRY CORP.

Directors                                   Officers

Carl C. Icahn                               Carl C. Icahn - Chairman of the Board, President and Secretary


        The following sets forth with respect to each executive officer and director such person's (a) name, (b) present principal occupation or employment and the name, principal business and address of the corporation or other organization in which such employment or occupation is conducted and (c) material occupations, positions, offices or employment during at least the last five years, giving the starting and ending dates of each and the name, principal business and address of any business corporation or other organization in which such occupation, position, office or employment was carried on.

        MARTIN HIRSCH, age 48, has served as a Vice President of API since March 18, 1991, where he is involved in investing, managing and disposing of real estate properties and securities. On March 23, 2000, Mr. Hirsch was elected to serve as Executive Vice President and Director of Acquisitions and Development of API. From January 1986 to January 1991, he was at Integrated Resources, Inc. as a Vice President where he was involved in the acquisition of commercial real estate properties and asset management. Mr. Hirsch has served as a Director of Stratosphere since October 14, 1998. In 1998, Mr. Hirsch was appointed to the Board of Directors of National Energy Group, Inc., an independent public energy company primarily engaged in the acquisition, exploitation, development, exploration and production of oil and natural gas. Mr. Hirsch has served as Director of GB Holdings, Inc. and GB Property Funding, Inc. since September 29, 2000 and Director of Greate Bay Hotel & Casino, Inc., which owns and operates the Sands Hotel in Atlantic City, NJ, since February 28, 2001. Mr. Hirsch's principal business address is American Real Estate Holdings Limited Partnership, 767 Fifth Avenue, Suite 4700, New York, New York 10153.

        CARL C. ICAHN, age 68, has served as Chairman of the Board and a Director of Starfire Holding Corporation (formerly Icahn Holding Corporation), a privately-held holding company, and Chairman of the Board and a Director of various subsidiaries of Starfire, including ACF Industries, Incorporated, a privately-held railcar leasing and manufacturing company, since 1984. He has also been Chairman of the Board and President of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, since 1968. Since November 15,1990, Mr. Icahn has been Chairman of the Board of API. Mr. Icahn has been a Director of Cadus Pharmaceutical Corporation, a firm that holds various biotechnology patents, since 1993. Since August 1998 he has also served as Chairman of the Board of Maupintour Holding, LLC f/k/a Lowestfare.com, LLC, an internet travel reservations company. From October 1998, Mr. Icahn has been the President and a Director of Stratosphere. Since September 29, 2000, Mr. Icahn has served as the Chairman of the Board of GB Holdings, Inc., GB Property Funding, Inc. and Greate Bay Hotel & Casino, Inc., which owns and operates the Sands Hotel in Atlantic City, NJ. Mr. Icahn's principal business address is Icahn Associates, Corp., 767 Fifth Avenue, Suite 4700, New York, New York 10153.

        WILLIAM A. LEIDESDORF, age 58, has served as Director of API since March 26, 1991. Since June 1997, Mr. Leidesdorf has been an owner and a managing director of Renaissance Housing, LLC, a company primarily engaged in acquiring multifamily residential properties. From April 1995 through December 1997, Mr. Leidesdorf acted as an independent real estate investment banker. From January 1, 1994 through April 1995, Mr. Leidesdorf was Managing Director of RFG Financial, Inc., a commercial mortgage company. From September 30, 1991 to December 31, 1993, Mr. Leidesdorf was Senior Vice President of Palmieri Asset Management Group. From May 1, 1990 to September 30, 1991, Mr. Leidesdorf was Senior Vice President of Lowe Associates, Inc., a real estate development company, where he was involved in the acquisition of real estate and the asset management workout and disposition of business areas. He also acted as the Northeast Regional Director for Lowe Associates, Inc. From June 1985 to January 30, 1990, Mr. Leidesdorf was Senior Vice President and stockholder of Eastdil Realty, Inc., a real estate company, where he was involved in the asset management workout, disposition of business and financing areas. During the interim period from January 30, 1990 through May 1, 1990, Mr. Leidesdorf was an independent contractor for Eastdil Realty, Inc. on real estate matters. Mr. Leidesdorf's principal business address is 489 Fifth Avenue, 34th floor, New York, New York 10017.

        KEITH A. MEISTER, age 30, has served as President and Chief Executive Officer of API since August 2003. He also continues to serve as a senior investment analyst of High River Limited Partnership, a company affiliated with Mr. Icahn, a position he has held since June 2002. From March 2000 through 2001, Mr. Meister co-founded and served as co-president of J Net Ventures, a venture capital fund focused on investments in information technology and enterprise software businesses. From 1997 through 1999, Mr. Meister served as an investment professional at Northstar Capital Partners, an opportunistic real estate investment partnership. Prior to Northstar, Mr. Meister served as an investment analyst in the investment banking group at Lazard Freres. He also serves on the following Boards of Directors: XO Communications, Inc., a company that is majority-owned by various Icahn entities; TransTexas Gas Corporation, a company that is 85%-owned by various Icahn entities and managed by National Energy Group, Inc., a subsidiary of AREH; Scientia Corporation, a private health care venture company in which AREH holds less than a 10% equity interest; American Entertainment Properties Corp.; and American Casino & Entertainment Properties Finance Corp. Mr. Meister's principal business address is 100 South Bedford Road, Mount Kisco, NY 10549.

        JAMES L. NELSON, age 54, has served as a Director of API since June 12, 2001. Since March 1998, Mr. Nelson has been Chairman and Chief Executive Officer of Orbit Aviation, Inc., a company engaged in the acquisition and completion of Boeing 737 Business Jets for private and corporate clients. From 1986 until the present, Mr. Nelson has been Chairman and Chief Executive Officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company. From August 1995 until July 1999 he was Chief

Executive Officer and Co-Chairman of Orbitex Management, Inc. and until March 2001 he was on the Board of Orbitex Financial Services Group, a financial services company in the mutual fund sector. From January 1994 until August 1995 Mr. Nelson and Eaglescliff Corporation were affiliated with Rosecliff Inc., a leveraged buyout firm. From January 1992 until August 1994 Mr. Nelson was President of AVIC, Inc., a company involved in financing and building telecom systems in China and creating network connectivity devices. Mr. Nelson's principal business address is Orbit Aviation Inc., 79 Panorama Crest Avenue, Las Vegas, Nevada 89135.

        JOHN P. SALDARELLI, age 62, has served as Vice President, Secretary and Treasurer of API since March 18, 1991 and in June 2000, Mr. Saldarelli was given the additional title of Chief Financial Officer. Mr. Saldarelli was also President of Bayswater Realty Brokerage Corp. from June 1987 until November 19, 1993, and Vice President of Bayswater Realty & Capital Corp. from September 1979 until April 15, 1993. Mr. Saldarelli has served as a Director of Stratosphere since October 14, 1998. Since February 28, 2001, Mr. Saldarelli has served as a Director of GB Holdings, Inc., GB Property Funding, Inc. and Greate Bay Hotel & Casino, Inc., which owns and operates the Sands Hotel in Atlantic City, NJ. Mr. Saldarelli's principal business address is American Real Estate Holdings Limited Partnership, 100 South Bedford Road, Mt. Kisco, New York 10549.

        JACK G. WASSERMAN, age 67, has served as a Director of API since December 3, 1993. Mr. Wasserman is an attorney and a member of the New York State Bar and has been with the New York based law firm of Wasserman, Schneider & Babb since 1966, where he is currently a senior partner. Mr. Wasserman also serves as a director of Cadus Pharmaceutical Corporation, a public biotechnology company. In addition, in 1998 Mr. Wasserman was appointed to the Board of Directors of National Energy Group, Inc., an independent public energy company primarily engaged in the acquisition, exploitation, development, exploration and production of oil and natural gas. In addition, at the direction of the Nevada State Gaming Control Board, Mr. Wasserman sits as a member of the Compliance Committee of Stratosphere. In the fourth quarter of 1999, Mr. Wasserman acquired approximately 18.5 million common shares of Philip Services Corp. from an affiliate of Mr. Icahn for approximately $1.5 million consisting of cash and a non-recourse promissory note secured by the acquired shares, which shares, immediately after the reorganization of Philip Services Corp., represented less than 0.5% of the outstanding common shares of the reorganized company. In March, 2000, Mr. Wasserman was nominated by Mr. Icahn as one of the eight directors proposed by Mr. Icahn for the board of Nabisco Group Holdings. Mr. Wasserman's principal business address is 510 East 86th Street, New York, New York 10028.

        Except as set forth below, during the last five years, none of Stratosphere, AREH, Nybor, Strat Merger Corp., AREP, API, Beckton, and Barberry, nor to the best of their knowledge, any of their respective directors, executive officers or controlling persons, (a) have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) were a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding any violation of such laws.

        On January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against "Carl C. Icahn, Icahn Associates Corp. and High River Limited Partnership" alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiffs' motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement.

        Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22.

                                                                         ANNEX J

 IN CONNECTION WITH THE FAIRNESS OPINION ISSUED BY LIBRA SECURITIES, LLC FOR THE
  TRANSACTION, GB HOLDINGS PROVIDED LIBRA SECURITIES THE PROJECTIONS SET FORTH BELOW FOR THE PERIOD JUNE-DECEMBER 2003. PLEASE NOTE THAT BECAUSE THE PERIOD
   COVERED BY SUCH PROJECTIONS HAS ENDED, YOU ARE RESPECTFULLY REFERRED TO THE AUDITED FINANCIALS ON PAGES F-3-F-20 FOR THE AUDITED FINANCIAL STATEMENTS
                              COVERING SUCH PERIOD.


SANDS CASINO HOTEL
OPERATING INCOME ESTIMATE
Twelve Months Ending December 31,
2003
(amounts in thousands)
                            Jan      Feb      Mar      Apr     May   Jun est  Jul    Aug bud Sep bud Oct bud Nov bud Dec bud
                                                                              bud
                            2003     2003     2003    2003    2003    2003    2003   2003    2003    2003    2003    2003
                          --------------------------------------------------------------------------------------------------
Table Drop                  14,838   13,424   16,909  16,517  18,881  17,425  15,311  16,138  13,821  13,656  13,573  12,663
Table Hold %                18.49%   14.15%    9.91%  18.22%  15.76%  12.03%  16.10%  16.10%  16.10%  16.10%  16.10%  16.10%
Slot Handle                145,120  146,159  187,972 166,379 183,623 162,278 214,779 221,967 195,771 188,607 175,227 149,987
Slot Hold % (Cash Basis)     7.84%    8.07%    7.97%   8.26%   8.29%   8.30%   8.15%   8.15%   8.15%   8.15%   8.15%   8.15%

Revenues
Tables                       2,744    1,900    1,676   3,009   2,976   2,097   2,465   2,598   2,225   2,199   2,185   2,039
Slots                       11,379   11,788   14,972  13,741  15,225  13,462  17,503  18,089  15,954  15,370  14,280  12,223
Progressive Jackpot          (165)    (404)    (409)   (104)   (445)   (439)   (360)   (360)   (329)   (293)   (264)   (277)
Poker                            -        -       40      66      66      44       -       -       -       -       -       -

Simulcast                       37       35       46      45      44      40      60      55      48      45      43      40
                          --------------------------------------------------------------------------------------------------
Total Casino Revenue        13,995   13,319   16,325  16,756  17,865  15,204  19,668  20,382  17,899  17,320  16,244  14,024
Rooms                          756      790      913     910   1,013   1,055   1,249   1,249   1,061   1,061     931     808
Food & Beverage              1,361    1,469    1,834   1,697   1,988   1,724   2,272   2,277   1,946   1,890   1,559   1,414
Other                          275      260      347     336     433     350     410     411     310     328     295     281
                          --------------------------------------------------------------------------------------------------
Gross Revenues              16,387   15,838   19,419  19,699  21,300  18,333  23,598  24,320  21,216  20,598  19,029  16,527
Less: Promotional            1,469    1,581    1,878   1,835   1,931   1,572   1,932   1,936   1,711   1,728   1,498   1,388
Allowances
Less: Cash Incentive         2,054    2,061    2,800   2,537   2,712   2,537   3,126   3,168   2,927   2,825   2,637   2,124
Programs                  --------------------------------------------------------------------------------------------------
Net Revenues                12,864   12,196   14,741  15,327  16,657  14,224  18,540  19,215  16,578  16,045  14,894  13,015
                          --------------------------------------------------------------------------------------------------

Operating Expenses
Table Marketing                110       97       99     111      92      88      58      60      55      51      48      47

Slot Marketing                 574      684      899     748     900     840     969     963     907     798     886     915

Advertising                    152      144      344     371     377     556     473     519     286     225     187     128

Other Promotion Costs           30        8       33      33      65      66      45      31      30      45      29      29

Coin Incentive Programs          0        0        0       0       0       0       0       0       0       0       0       0

Entertainment Costs             50       67       77      89     121       8     149     150      64      98      77      78
                          --------------------------------------------------------------------------------------------------
Marketing and Promotions
                               916    1,000    1,452   1,353   1,555   1,558   1,695   1,722   1,341   1,217   1,226   1,196
                          --------------------------------------------------------------------------------------------------
Salaries & Wages             4,042    3,616    4,337   4,317   4,335   4,119   4,838   4,769   4,637   4,636   4,472   4,544

Payroll Taxes & Benefits     2,463    2,091    1,920   1,863   2,376   2,001   1,881   1,852   1,820   1,851   1,790   1,828

Food and Beverage Costs        494      485      602     591     681     647     822     824     707     691     568     498

Contract Maintenance           557      440      597     487     622     559     626     629     626     627     626     626

Operating Supplies             184      210      269     228     263     200     254     246     244     248     224     223

Travel and Entertainment         3        7        8       8       5       5       2       3       5       3       3       5



SANDS CASINO HOTEL
OPERATING INCOME ESTIMATE
Twelve Months Ending December 31,
2003
(amounts in thousands)
                              12 Months
                            2003 Proj.
                           --------------
Table Drop                      $ 183,155
Table Hold %                       15.35%
Slot Handle                   $ 2,137,869
Slot Hold % (Cash Basis)            8.14%

Revenues
Tables                             28,113
Slots                             173,985
Progressive Jackpot               (3,850)
Poker                                 215
Simulcast                             537
                           --------------
Total Casino Revenue              199,002
Rooms                              11,795

Food & Beverage                    21,431

Other                               4,036
                           --------------
Gross Revenues                    236,264
Less: Promotional                  20,459
Allowances
Less: Cash Incentive               31,509
Programs
                           --------------
Net Revenues                      184,296
                           --------------

Operating Expenses
Table Marketing                       918
Slot Marketing                     10,083
Advertising                         3,761
Other Promotion Costs                 441
Coin Incentive Programs                 -
Entertainment Costs                 1,029
                           --------------
Marketing and Promotions           16,232
                           --------------
Salaries & Wages                   52,664
Payroll Taxes & Benefits           23,735
Food and Beverage Costs             7,611
Contract Maintenance                7,023
Operating Supplies                  2,793
Travel and Entertainment               57

 IN CONNECTION WITH THE FAIRNESS OPINION ISSUED BY LIBRA SECURITIES, LLC FOR THE
  TRANSACTION, GB HOLDINGS PROVIDED LIBRA SECURITIES THE PROJECTIONS SET FORTH BELOW FOR THE PERIOD JUNE-DECEMBER 2003. PLEASE NOTE THAT BECAUSE THE PERIOD
   COVERED BY SUCH PROJECTIONS HAS ENDED, YOU ARE RESPECTFULLY REFERRED TO THE AUDITED FINANCIALS ON PAGES F-3-F-20 FOR THE AUDITED FINANCIAL STATEMENTS
                              COVERING SUCH PERIOD.

Bad Debt Expense               165      124       42     157      68      65    164     158     185     119      87     100
Other                          343      243      282     313     324     314    382     350     335     320     310     310
                          --------------------------------------------------------------------------------------------------
Variable Operating Costs     8,251    7,216    8,057   7,965   8,674   7,910  8,971   8,831   8,559   8,496   8,079   8,135
                          --------------------------------------------------------------------------------------------------
Professional Fees               46       43      186      67      96      95     91      66      70      69      66      70
Property & Equipment           419      342      357     349     301     261    399     398     392     398     392     397
Casino Gaming Tax            1,120    1,083    1,325   1,312   1,455   1,243  1,584   1,642   1,440   1,396   1,310   1,133
Regulatory Costs               416      416      416     257     416     417    417     417     417     417     417     417
Insurance                      248      262      202     233     226     230    230     237     237     246     246     248
Utilities                      381      353      437     336     350     340    455     434     430     384     385     370
Property Tax                   824      824      819     822     822     822    824     824     824     824     824     824
Royalty Fee                     18       19       22      22      24      25     28      28      25      25      22      20
                          --------------------------------------------------------------------------------------------------
Uncontrollable Operating
Costs                        3,472    3,342    3,764   3,398   3,691   3,433  4,028   4,046   3,834   3,759   3,662   3,479
                          --------------------------------------------------------------------------------------------------
Total Costs
                            12,639   11,558   13,273  12,715  13,919  12,901 14,693  14,600  13,734  13,472  12,968  12,810
                          --------------------------------------------------------------------------------------------------
EBITDA
                               225      638    1,468   2,612   2,737   1,323  3,847   4,615   2,844   2,573   1,926     204
                          ==================================================================================================

EBITDA Margin                 1.8%     5.2%    10.0%   17.0%   16.4%    9.3%  20.7%   24.0%   17.2%   16.0%   12.9%    1.6%



Bad Debt Expense                   1,434
Other                              3,826
                           --------------
Variable Operating Costs
                                  99,143
                           --------------
Professional Fees                    964
Property & Equipment               4,403
Casino Gaming Tax                 16,043
Regulatory Costs                   4,840
Insurance                          2,845
Utilities                          4,656
Property Tax                       9,878
Royalty Fee                          278
                           --------------
Uncontrollable Operating
Costs                             43,907
                           --------------
Total Costs
                                 159,282
                           --------------
EBITDA
                                  25,014
                           ==============

EBITDA Margin                      13.6%

                                  [BACK COVER]

                               GB HOLDINGS, INC.


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                                 --------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Richard P. Brown and Douglas S. Niethold, or any of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders (including all adjournments thereof) of GB Holdings, Inc. to be held on June 30, 2004 at 11:00 AM, at the offices of Katten Muchin Zavis Rosenman at 575 Madison Avenue, 11th Floor, New York, NY 10022. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.


        1) A proposed transaction, the effect of which will be the transfer of substantially all of the assets of GB Holdings and its subsidiaries to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of GB Holdings' wholly-owned subsidiary Greate Bay Hotel and Casino, Inc., a New Jersey corporation. Upon consummation of the proposed transaction, up to an aggregate of 72.5% (on a fully diluted basis) of the issued and outstanding common stock of Atlantic Holdings may be beneficially owned by holders of debt securities issued by Atlantic Holdings, thereby resulting in such noteholders beneficially owning up to 72.5% of an entity that through its wholly-owned subsidiary owns substantially all of the assets initially owned by GB Holdings and its subsidiaries. The proposed transaction will include the following series of events:

               (a) Upon receipt of the necessary approval from the holders of a majority of the $110 million aggregate principal amount outstanding of 11% Notes due 2005 (which we refer to as the "Existing Notes") issued by GB Property, a Delaware corporation and a wholly-owned subsidiary of GB Holdings and their exchange of the Existing Notes for 3% Notes due 2008 (which we refer to as the "New Notes"), issued by Atlantic Holdings, guaranteed by ACE Gaming, LLC, a New Jersey limited liability company and a wholly-owned subsidiary of Atlantic Holdings, and secured by the assets of Atlantic Holdings and ACE Gaming:

                       (i) GB Holdings will transfer all of its assets (other than the stock of GB Property and Greate Bay Hotel) and liabilities (other than its obligations under the Existing Notes) to Greate Bay Hotel;

                       (ii) Greate Bay Hotel will transfer all of the assets and liabilities which it received from GB Holdings and substantially all of its assets (other than the stock of Atlantic Holdings) and certain of its liabilities to Atlantic Holdings (which will agree to issue New Notes in exchange for Existing Notes that are tendered for exchange and cancel such Notes) in exchange for either:

                              (A) 27.5% of the outstanding common stock of Atlantic Holdings (on a fully diluted basis) (if 100% of the Existing Notes are exchanged for New Notes); or

                              (B) (1) warrants to purchase 27.5% of the outstanding common stock of Atlantic Holdings (on a fully diluted basis) at a purchase price of $.01 per share (if less than 100% of the Existing Notes are exchanged for New Notes); and (2) Atlantic Holdings will transfer to Greate Bay Hotel additional common stock of Atlantic Holdings so as to equal a pro rata share of 72.5% of the common stock of Atlantic Holdings which shall be proportional to the principal amount of the Existing Notes that are not exchanged; and

                       (iii) Atlantic Holdings will transfer to ACE Gaming (A) the cash it received, except for the cash that Atlantic Holdings will pay to the holders of the Existing Notes that exchange for New Notes and (B) all of the assets and liabilities it received from Greate Bay Hotel;

               (b) Atlantic Holdings will offer the holders of the outstanding Existing Notes the opportunity to exchange their Existing Notes for (i) $100 in cash for every $1,000 in principal amount of the Existing Notes exchanged, (ii) on a dollar for dollar basis, the New Notes which, at the election of the holders of a majority of the aggregate principal amount of New Notes outstanding, will be payable in the form of 72.5% of the issued and outstanding shares of common stock of Atlantic Holdings (on a fully diluted basis, assuming 100% of the $110 million Existing Notes are exchanged for the New Notes), or 65.909 shares of common stock of Atlantic Holdings for each $1,000 of principal amount of the New Notes, as full consideration for the principal and accrued interest owed thereunder, and (iii) a cash payment of accrued, but unpaid interest on the Existing Notes;

               (c) Through a series of mergers, GB Holdings, Greate Bay Hotel, and GB Property will merge and GB Holdings will be the surviving entity and:

                       (i) The Existing Notes exchanged for the New Notes will be cancelled;

                       (ii) GB Holdings will be the obligor of the Existing Notes (which shall no longer be secured by liens on the collateral);

                       (iii) GB Holdings will own the shares of common stock of Atlantic Holdings or warrants to purchase common stock of Atlantic Holdings; and

                       (iv) Atlantic Holdings will be a wholly-owned subsidiary of GB Holdings (immediately prior to the completion of the transaction); and

               (d) GB Holdings will distribute, to you as its stockholders, pro rata, either:

                       (i) 0.275 shares of common stock of Atlantic Holdings for every one share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding common stock of Atlantic Holdings (on a fully diluted basis, if 100% of the Existing Notes are exchanged for New Notes); or

                       (ii) warrants to purchase 0.275 shares of common stock of Atlantic Holdings, at a purchase price of $.01 per share, for every one share of common stock of GB Holdings that you currently own, so that the stockholders of GB Holdings will own, upon exercise of the warrants, an aggregate of 27.5% (or 2,750,000 shares) of the issued and outstanding common stock of Atlantic Holdings (on a fully diluted basis, if less than 100% of the Existing Notes are exchanged for New Notes).

               (e) As soon as reasonably practicable following the consummation of the transaction, the Board of Directors of GB Holdings will apply to delist the common stock of GB Holdings from trading on the American Stock Exchange. Also, if 100% of the Existing Notes are exchanged, the Board of Directors of GB Holdings will take the steps necessary to dissolve GB Holdings, satisfy any obligations or liabilities with its assets, and distribute any remaining assets to its stockholders.

|_|     FOR                                   |_|        AGAINST                            |_|        ABSTAIN

        2) To vote to adjourn the meeting to solicit additional proxies.
|_|     FOR                                   |_|        AGAINST                            |_|        ABSTAIN

        3) To act on any other matters that may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

|_|     FOR                                   |_|        AGAINST                            |_|        ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED

FOR ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF SAID PROXY ON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                           Dated: _____________________, _______


                                           _____________________________________
                                                       Print Name



                                           _____________________________________
                                                       Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

  PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.